UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

Charles F. McCain, Esq. HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: April 30
Date of reporting period: April 30, 2021

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Semi-Annual Report
April 30, 2021
Domestic Equity Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Capital Appreciation Fund	HNACX	HACAX	HRCAX	HCAIX
Harbor Large Cap Value Fund	HNLVX	HAVLX	HRLVX	HILVX
Harbor Mid Cap Fund	HMCRX	HMCLX	HMCDX	HMCNX
Harbor Mid Cap Growth Fund	HNMGX	HAMGX	HRMGX	HIMGX
Harbor Mid Cap Value Fund	HNMVX	HAMVX	HRMVX	HIMVX
Harbor Small Cap Growth Fund	HNSGX	HASGX	HRSGX	HISGX
Harbor Small Cap Value Fund	HNVRX	HASCX	HSVRX	HISVX
Harbor Strategic Growth Fund	HNGSX	MVSGX	HSRGX	HISWX

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain
Chairman
Dear Fellow Shareholder:
Looking back on the past two calendar quarters reveals a tale of two markets. After a strong summer market rally, volatility reemerged last fall, due to continuing investor concerns about the pandemic, increasing political rhetoric, and other geopolitical events. However, the resolution of the presidential election, new vaccine approvals/rollouts, along with the passage of two U.S. fiscal stimulus packages, led to improved investor sentiment and appetite for risk that generated an equity market rally that continued through the first quarter of 2021—although at a slower pace than in the fourth quarter of 2020. U.S. and global equity markets produced positive total returns over the six-month period ended April 30, 2021. The S&P 500 added to its strong performance of 12.15% in the fourth quarter, with a return of 6.17% in the first quarter, outperforming the MSCI EAFE (ND) and the MSCI Emerging Markets (ND) Indexes, which returned 3.38% and 2.29%, respectively, for the first quarter.
Beginning late last fall, we saw a pronounced reversal from a growth-driven to a value-driven equity market, and this rotation has persisted through the first quarter. The market rotation occurred globally—in the U.S., developed, and emerging equity markets—by style (cyclical/value outperformed growth), by market cap (small cap outperformed large cap), and by factor (momentum reversed, while beta remained strong).
Prior to the fourth quarter, U.S. growth-oriented stocks were the dominant outperformers by a large margin, with value-oriented names trading at huge discounts. However, by late in the year and moving through the first quarter, value outperformed growth, with the Russell 3000® Value Index beating the Russell 3000® Growth Index by the widest margin since the first quarter of 2001. Cyclical industries (e.g., oil & gas, machinery, construction materials, and metals & mining), along with the Energy and Financials sectors, took center stage. In contrast, the Information Technology, Consumer Staples, and Healthcare sectors retreated. While large caps have been in favor in past years (FAANG stocks etc.) and still remain ahead over trailing three- and five-year periods, the trend reversed over the six-month reporting period, which saw small caps outperforming. The bond markets took a hit, as investors shifted to equities in anticipation of a broader economic recovery, and the yield curve steepened at the long end. The yield on 10-year Treasuries rose from 0.78% after the election to 1.74% in March—one of the most significant moves in decades.
As economies around the world have begun to reopen, and markets have rallied, the focus is shifting from fear to cautious optimism. Growth in the U.S. gross domestic product (GDP) over the past two quarters reflects the long-hoped-for economic recovery now underway, the reopening of businesses, and the massive government response to the COVID-19 pandemic. GDP grew by 4.3% in the fourth quarter and by an estimated 6.4% in the first quarter. The Biden administration passed the $1.9 trillion American Rescue Plan, although without a single Republican vote. Its proposals for still more fiscal stimulus (the American Jobs Plan at $2.3 trillion and the American Families Plan at $1.8 trillion) will have to pass the gauntlet of a divided Congress; the scope, size, and timing of those plans will no doubt undergo protracted negotiations.
Harbor expects that volatility will remain elevated for the foreseeable future. But we also believe there are thoughtful, practical solutions to manage volatility and enable investors to reach their long-term goals. Our subadvisers are active portfolio managers who remain focused on uncovering opportunities and skillfully executing their strategies to deliver shareholder value in a climate of economic and geopolitical uncertainty, unprecedented health challenges, and financial market volatility. We believe that thoughtful, active management and adherence to enduring investment principles such as diversification, discipline, and a long-term view, will stand the test of time.
Over the past year, we have seen massive disruptions and challenges that have taken a severe toll on human lives. But the human spirit has remained resilient through it all. We believe there is now more reason for cautious optimism than fear as we look ahead.
I hope you and your families stay safe through this difficult time. Thank you for your confidence and continued investment in Harbor Funds.

June 22, 2021

Charles F. McCain
Chairman

1

Harbor Capital Appreciation Fund
Manager’s Commentary (Unaudited)

Subadviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Portfolio Managers
Spiros “Sig” Segalas
Since 1990
Kathleen A. McCarragher
Since 2013
Blair A. Boyer
Since 2019
Natasha Kuhlkin, CFA
Since 2019
Jennison has subadvised the Fund since 1990.
Investment Objective
The Fund seeks long-term growth of capital.

Spiros “Sig” Segalas
Kathleen A. McCarragher
Blair A. Boyer
Natasha Kuhlkin, CFA
Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities rallied during the six-month period amid gradually improving sentiment about the prospects for a U.S. economic reopening in 2021. The approval of several COVID-19 vaccines in the U.S. as well as a number of other vaccines globally was followed by a broadening of gains in areas of the market that had been most debilitated by the pandemic and therefore, likely to benefit from a recovery.
The U.S. presidential election in November paved the way to a $1.9 trillion stimulus package in March, consisting of direct payments to individuals and families, additional unemployment benefits and funding for state and local governments, among other allocations. The U.S. Federal Reserve continued to advocate for extreme policy accommodation, citing the pandemic’s drag on the labor market.
Longer-term bond yields rose, reflecting U.S. monetary and fiscal stimulus and rising inflation expectations. The benchmark 10-year U.S. Treasury yield ended the six-month period at 1.63% compared to 0.85% at the beginning of November.
PERFORMANCE
Harbor Capital Appreciation Fund advanced 22.71% (Retirement Class), 22.67% (Institutional Class), 22.52% (Administrative Class) and 22.44% (Investor Class) in the six-month period ended April 30, 2021, slightly underperforming the Russell 1000® Growth Index, which rose 24.31%. The S&P 500 Index returned 28.85%.
Benchmark index sectors gained across the board. The Fund’s holdings also gained broadly but lagged the index somewhat, particularly in Information Technology and Communication Services.
Tesla was a standout contributor to returns as the stock gained in the high double digits over the six-month period. The company reported strong financial results driven by solid production, increased capacity, and strong execution. We believe Tesla’s technology, scale, and low-cost advantage make it the breakaway leader in the electric-vehicle market but also position it to disrupt the automotive industry.
The prospect that pandemic restrictions may be lifted later in 2021 buoyed a number of the Fund’s holdings across different sectors, notably Industrials holding Uber. In our view, Uber’s ride-sharing platform has the potential to continue to broaden and transform and the company is positioned to achieve better-than-expected profitability post pandemic. Meanwhile, Amazon continued to benefit from economies of scale and its platform-based business model. Its Amazon Web Services (AWS) business has been an additional driver of revenue and profit.
The Fund’s technology-related holdings gained on strong digitization trends that were accentuated by the remote work environment. Its digital payments holdings also did well as a result of the secular growth of e-commerce and expectations of higher spending as economies gradually re-open.
Underperformers included Alibaba, Splunk, and Zoom Video Communications, which declined in a rising market. During the six months, we eliminated these small positions and redeployed the proceeds into more attractive investment opportunities.

2

Harbor Capital Appreciation Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Capital Appreciation Fund
Retirement Class[1]	22.71%	58.47%	25.08%	17.82%
Institutional Class	22.67	58.33	24.99	17.78
Administrative Class	22.52	57.94	24.67	17.49
Investor Class	22.44	57.74	24.52	17.35
Comparative Indices
Russell 1000® Growth	24.31%	51.41%	22.88%	17.02%
S&P 500	28.85	45.98	17.42	14.17
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.59% (Net) and 0.64% (Gross) (Retirement Class); 0.67% (Net) and 0.72% (Gross) (Institutional Class); 0.92% (Net) and 0.97% (Gross) (Administrative Class); and 1.03% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
OUTLOOK & STRATEGY
As fundamental investors, we examine company and industry prospects over the short term and the long term, working to identify the drivers of earnings growth over time. These include high or improving profitability, a strong and defensible competitive position, and growing tangible addressable markets. Investing in companies with long-term growth rates that are well above average and unique, market-leading products and services remains our focus.
Market focus appears to have shifted from fear to optimism and the strength of the coming global recovery. Although interest rates have risen and the demand recovery has raised price pressures we believe inflationary fears will prove transitory as the recovery should normalize once economies around the world reopen in a sustainable manner and as the effects of fiscal and monetary stimulus fade. We further believe the rise in bond yields reflects expectations of more normal levels of growth to come.
We are encouraged by the continued strong financial results of the Fund’s holdings. We remain invested in areas involving the digitization of the enterprise, payments, social media, and e-commerce. The Fund’s focus also includes, in our view, beneficiaries of the recovery in, and broadening of, economic growth.

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Jennison Associates LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. At times, a growth investing style may be out of favor with investors which could cause growth securities to underperform value or other equity securities. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

3

Harbor Capital Appreciation Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Sector Allocation (% of investments)

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of April 30, 2021, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—100.0%
Shares		Value
AEROSPACE & DEFENSE—1.0%
2,718,648	Safran SA (France)	$405,918
AUTOMOBILES—5.6%
3,189,952	Tesla Inc.*	2,263,080
CAPITAL MARKETS—1.1%
609,846	Goldman Sachs Group Inc.	212,501
577,206	S&P Global Inc.	225,335
		437,836
ENTERTAINMENT—4.2%
2,175,630	Netflix Inc.*	1,117,121
2,231,419	Roblox Corp.*	166,352
1,706,132	Spotify Technology SA (Sweden)*	430,150
		1,713,623
FOOD & STAPLES RETAILING—1.3%
1,409,195	Costco Wholesale Corp.	524,347
HEALTH CARE EQUIPMENT & SUPPLIES—2.1%
1,750,816	Danaher Corp.	444,602
571,753	Dexcom Inc.*	220,754
209,165	Intuitive Surgical Inc.*	180,928
		846,284
HEALTH CARE PROVIDERS & SERVICES—0.4%
1,046,118	Guardant Health Inc.*	166,312
HOTELS, RESTAURANTS & LEISURE—1.2%
190,477	Airbnb Inc.*	32,897
313,950	Chipotle Mexican Grill Inc.*	468,423
		501,320
INTERACTIVE MEDIA & SERVICES—13.7%
479,130	Alphabet Inc. Class A*	1,127,632
477,358	Alphabet Inc. Class C*	1,150,490
5,353,726	Facebook Inc.*	1,740,389
5,574,584	Match Group Inc.*	867,573
10,656,223	Snap Inc.*	658,768
		5,544,852
COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—8.4%
895,060	Amazon.com Inc.*	$3,103,549
187,257	MercadoLibre Inc. (Argentina)*	294,177
		3,397,726
IT SERVICES—16.8%
328,675	Adyen NV (Netherlands)*, 2	808,900
1,927,398	Mastercard Inc.	736,382
3,491,087	PayPal Holdings Inc.*	915,677
1,341,624	Shopify Inc. (Canada)*	1,586,484
685,447	Snowflake Inc.*	158,743
2,756,103	Square Inc.*	674,749
2,229,341	Twilio Inc.*	819,951
4,626,619	Visa Inc.	1,080,593
		6,781,479
LEISURE PRODUCTS—0.4%
1,589,253	Peloton Interactive Inc.*	156,303
MULTILINE RETAIL—1.3%
2,471,683	Target Corp.	512,281
PERSONAL PRODUCTS—2.0%
2,625,555	Estée Lauder Companies Inc.	823,899
PHARMACEUTICALS—0.9%
2,047,527	Eli Lilly and Co.	374,227
ROAD & RAIL—3.4%
16,349,616	Uber Technologies Inc.*	895,468
2,063,355	Union Pacific Corp.	458,251
		1,353,719
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.5%
2,428,021	NVIDIA Corp.	1,457,735
6,401,620	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	747,325
		2,205,060
SOFTWARE—15.2%
2,390,212	Adobe Inc.*	1,215,040
1,393,947	Atlassian Corp. plc (Australia)*	331,146

4

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
893,849	Coupa Software Inc.*	$240,481
2,384,348	CrowdStrike Holdings Inc.*	497,160
529,724	DocuSign Inc.*	118,097
7,232,972	Microsoft Corp.	1,824,011
1,269,198	RingCentral Inc.*	404,811
2,935,807	salesforce.com Inc.*	676,175
229,310	ServiceNow Inc.*	116,116
495,476	Trade Desk Inc.*	361,356
1,430,467	Workday Inc.*	353,325
		6,137,718
SPECIALTY RETAIL—3.3%
2,114,686	Carvana Co.*	603,235
612,698	Home Depot Inc.	198,312
7,713,834	TJX Companies Inc.	547,682
		1,349,229
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—5.6%
17,280,261	Apple Inc.	2,271,663
COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—6.6%
798,564	Kering SA (France)	$639,898
1,464,962	Lululemon Athletica Inc. (Canada)*	491,158
1,144,750	LVMH Moet Hennessy Louis Vuitton SE (France)	862,398
5,092,786	NIKE Inc.	675,405
		2,668,859
TOTAL COMMON STOCKS
(Cost $21,129,564)		40,435,735
TOTAL INVESTMENTS—100.0%
(Cost $21,129,564)		40,435,735
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		17,211
TOTAL NET ASSETS—100.0%		$40,452,946

FAIR VALUE MEASUREMENTS
At April 30, 2021, the investments in Adyen NV, Kering SA, LVMH Moet Hennessy Louis Vuitton SE, and Safran SA (as disclosed in the preceding Portfolio of Investments) were classified as Level 2 and all other investments were classified as Level 1. There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

2
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2021, the aggregate value of these securities was $808,900 or 2% of net assets.

The accompanying notes are an integral part of the Financial Statements.

5

Harbor Large Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
Aristotle Capital Management, LLC
11100 Santa
Monica Boulevard
Suite 1700
Los Angeles, CA 90025
Portfolio Manager
Howard Gleicher, CFA
Since 2012
Gregory D. Padilla, CFA
Since 2018
Aristotle has subadvised the Fund since 2012.
Investment Objective
The Fund seeks long-term total return.

Howard Gleicher, CFA
Gregory D. Padilla, CFA
Management’s Discussion of
Fund Performance
Market Review
U.S. equity markets moved higher during the period as improving economic data and positive vaccine developments fueled optimism in both society and markets. During the period, Congress passed multiple rounds of stimulus providing direct payments to millions of individuals, while extending unemployment benefits and providing additional funds for states, small businesses, schools, vaccine distribution and testing. In markets, investors observed a reversal of trend in style factor performance with value-oriented securities outperforming growth-oriented securities over the period. Generally, stocks that benefited most during COVID-19 have been underperforming since November as the COVID-19 “losers” have played catch up. Elsewhere, some investors have become worried that the size of the U.S. stimulus, along with pent up savings, could lead to an increase in inflation, potentially leading the U.S. Federal Reserve (Fed) to tighten policy. However, despite upgrading its growth forecasts for this year and expecting unemployment to decline, the Fed has made it clear that it does not believe inflation will be sustainably above target and has signaled that it does not anticipate raising rates before 2024. Against this backdrop, U.S. equities posted strong gains with the S&P 500 Index and Russell 1000® Value Index generating returns of 28.85% and 36.30%, respectively. On a sector basis, all eleven sectors within the Russell 1000® Value Index ended the period higher, led by Energy and Financials. The weakest performers were defensives Utilities and Consumer Staples.
Performance
Harbor Large Cap Value Fund posted a total return of 32.40% (Retirement Class), 32.29% (Institutional Class), 32.07% (Administrative Class) and 32.08% (Investor Class) underperforming the 36.30% return of the Russell 1000® Value Index.
Overall, security selection detracted from performance relative to the Russell 1000® Value Index while allocation effects contributed. Security selection detracted within the Information Technology, Energy and Health Care sectors during the period. Within each of these sectors, Adobe, Cabot Oil & Gas, and Danaher, respectively, were the main detractors. Additionally, an underweight in Financials also weighed on relative returns. Meanwhile, security selection in Financials, Industrials, and Consumer Staples added the most value. At the company level, Capital One Financial, Parker Hannifin, and Walgreens Boots Alliance were the leading contributors within each respective sector. A lack of exposure to Utilities, the worst performing index sector during the period, also benefitted relative performance.
Digital Media and Digital Experience software provider, Adobe, was a top detractor during the period. Shares of Adobe ended the period in positive territory but trailed peers within the Information Technology sector. Although the stock price underperformed during the period, company fundamentals continued to advance as Adobe delivered another quarter of record revenue while also raising its full year outlook in late March. Overall, revenue grew 26% year-over-year to $3.9 billion led by Digital Media and Digital Experience revenue which grew 32% and 24%, respectively, over the same time period. The Document Cloud segment within Digital Media has been particularly strong highlighted by positive momentum for Adobe Sign while the company’s open-source e-commerce platform, Magento also showed positive momentum, with management commenting that online spending has permanently increased. As a market leader in the three growing categories of creativity, digital documents and customer experience management, we believe Adobe stands well-positioned to continue to capture more of this market opportunity in 2021 and beyond.
Credit card company, Capital One Financial, was a top contributor during the period. Shares rose as the company delivered strong results against an improving backdrop for financial services companies. Financial results announced during the period were driven by continued

6

Harbor Large Cap Value Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Large Cap Value Fund
Retirement Class[1]	32.40%	52.69%	16.92%	14.14%
Institutional Class	32.29	52.51	16.81	14.10
Administrative Class	32.07	52.07	16.51	13.80
Investor Class	32.08	51.97	16.39	13.67
Comparative Index
Russell 1000® Value	36.30%	45.92%	12.15%	11.13%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.61% (Net) and 0.64% (Gross) (Retirement Class); 0.69% (Net) and 0.72% (Gross) (Institutional Class); 0.94% (Net) and 0.97% (Gross) (Administrative Class); and 1.05% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
strong credit performance, a loan reserve release, and an improvement in the company’s net interest margin, although results continue to remain below its pre-pandemic level. While the company has benefitted in the short term from an improving macroeconomic environment, we believe that the catalysts we have previously identified are company-specific and include a continued strong presence in credit cards with potential to gain market share, robust profitability profile with improvements as the credit card industry normalizes its share relative to other payment methods, and the deployment of free cash flow for shareholder-beneficial strategies.
In terms of portfolio activity, during the period, we sold our investments in Bank of America, BOK Financial, Oshkosh and Pioneer Natural Resources and made new investments in Cincinnati Financial, Crown Castle International, and Michelin.
Outlook & Strategy
Whether it be the improving vaccination rates in the U.S., the rise in the 10-year Treasury yield or the uncertainty regarding fiscal and monetary policy, there continues to be no shortage of headlines that can create volatility in the markets. Rather than becoming preoccupied with the news of the day, at Aristotle Capital, we remain focused on company fundamentals and the long term. Our investment process is not dependent on the realization of fiscal or monetary policies or the speed of a recovery. We seek to find companies with quality characteristics that we believe can allow them to succeed over full market cycles, regardless of macroeconomic and/or political events. Our goal is to deliver for our clients through a disciplined, research-oriented approach to finding what we believe to be great companies and a consistent, well-executed portfolio management process.

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Aristotle Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Since the Fund typically invests in a limited number of companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

7

Harbor Large Cap Value Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Sector Allocation (% of investments)

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—98.4%
Shares		Value
AEROSPACE & DEFENSE—1.7%
216,091	General Dynamics Corp.	$41,107
AUTO COMPONENTS—2.2%
1,815,793	CIE Generale DES Etablissements Michelin Sca ADR (France)[1]	52,549
BANKS—11.0%
453,190	Commerce Bancshares Inc.	35,263
342,157	Cullen/Frost Bankers Inc.	41,079
575,224	East West Bancorp Inc.	43,803
369,169	JPMorgan Chase & Co.	56,782
4,393,397	Mitsubishi UFJ Financial Group Inc. ADR (Japan)[1]	23,593
317,137	PNC Financial Services Group Inc.	59,289
		259,809
BEVERAGES—2.1%
908,389	Coca-Cola Co.	49,035
BIOTECHNOLOGY—2.4%
236,606	Amgen Inc.	56,700
BUILDING PRODUCTS—4.7%
395,187	Allegion plc (Ireland)	53,105
935,413	Johnson Controls International plc	58,314
		111,419
CAPITAL MARKETS—2.4%
222,097	Ameriprise Financial Inc.	57,390
CHEMICALS—5.2%
1,473,610	Corteva Inc.	71,853
546,236	RPM International Inc.	51,805
		123,658
CONSTRUCTION MATERIALS—2.5%
169,075	Martin Marietta Materials Inc.	59,704
CONSUMER FINANCE—3.1%
494,226	Capital One Financial Corp.	73,679
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.8%
332,150	Crown Castle International Corp.	62,796
COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
355,146	Equity Lifestyle Properties Inc.	$24,647
151,066	Sun Communities Inc.	25,203
		112,646
FOOD & STAPLES RETAILING—1.1%
466,000	Walgreens Boots Alliance Inc.	24,745
FOOD PRODUCTS—1.7%
511,249	Tyson Foods Inc.	39,596
HEALTH CARE EQUIPMENT & SUPPLIES—8.4%
659,284	Alcon Inc. (Switzerland)	49,730
359,159	Danaher Corp.	91,205
448,193	Medtronic plc	58,677
		199,612
HOUSEHOLD DURABLES—6.1%
692,296	Lennar Corp. Class A	71,722
7,126	Lennar Corp. Class B	574
705,339	Sony Corp. ADR (Japan)[1]	70,647
		142,943
HOUSEHOLD PRODUCTS—2.0%
359,646	Procter & Gamble Co.	47,984
INSURANCE—3.9%
238,099	Chubb Ltd. (Switzerland)	40,855
459,181	Cincinnati Financial Corp	51,741
		92,596
INTERACTIVE MEDIA & SERVICES—2.3%
977,500	Twitter Inc.*	53,977
IT SERVICES—2.5%
226,098	PayPal Holdings Inc.*	59,303
MACHINERY—5.1%
208,092	Parker-Hannifin Corp.	65,301
504,225	Xylem Inc.	55,793
		121,094

8

Harbor Large Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—3.1%
2,305,941	Cabot Oil & Gas Corp.	$38,440
442,180	Phillips 66	35,777
		74,217
PHARMACEUTICALS—3.5%
1,442,596	Elanco Animal Health Inc.*	45,745
430,197	Novartis AG ADR (Switzerland)[1]	36,670
		82,415
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.6%
449,193	Microchip Technology Inc.	67,509
463,200	QUALCOMM Inc.	64,292
		131,801
SOFTWARE—11.0%
168,076	Adobe Inc.*	85,440
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
218,098	ANSYS Inc.*	$79,750
371,166	Microsoft Corp.	93,600
		258,790
TOTAL COMMON STOCKS
(Cost $1,534,440)		2,326,769
TOTAL INVESTMENTS—98.4%
(Cost $1,534,440)		2,326,769
CASH AND OTHER ASSETS, LESS LIABILITIES—1.6%		38,623
TOTAL NET ASSETS—100.0%		$2,365,392

FAIR VALUE MEASUREMENTS
All investments at April 30, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

9

Harbor Mid Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners, LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul E. Viera
Since 2019
EARNEST Partners, LLC has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term total return.

Paul E. Viera
Management’s Discussion of
Fund Performance
MARKET REVIEW
During the six-month period ended April 30, 2021, the U.S. mid cap market, as represented by the Russell Midcap® Index, gained 35.42%. This period includes the end of 2020, as markets got a boost from stimulus packages and vaccine rollouts. Stimulus measures and the pace of vaccines were two major developments that drove investor sentiment during the period.
Equity markets continued their record-setting march upwards as investors began to look beyond the near-term effects of the COVID-19 pandemic and incorporated the global vaccination rollout, continued government stimulus measures and the adaptability of global businesses into future earnings growth. The decrease in new case numbers, relaxation of business restrictions and a continued low-rate environment buoyed retail sales. Progress continued on the rollout of vaccinations and by the end of the first quarter of 2021, over 15% of the U.S. population had received a COVID-19 inoculation. Many areas of the economy experienced expanded activity as the government’s stimulus measures supported new purchases of durable goods and home prices reached record highs. Following the inauguration of President Joe Biden, the new administration pledged further economic stimulus measures along with proposed changes in corporate and personal tax policies.
Previously, the U.S. Federal Reserve (Fed) enacted an array of stimulative measures that included short-term rate reductions to near-zero and repurchases of Treasuries, mortgages and corporate debt. The Fed stated that it would “maintain an accommodative stance” until its goals of 2% long-term inflation and maximum employment are achieved. In its latest statement, the Fed specified that it will continue to hold rates near zero and provide stimulus by increasing its holdings of Treasury securities by at least $80 billion per month and at least $40 billion per month in Agency Mortgage-Backed Securities. The continued willingness of the Fed to expand its balance sheet gave further confidence to equity and high-yield fixed income investors who understood that the Fed will continue to act as a lender-of-last resort and that stimulus measures would be ongoing. Additionally, the central bank revised up its GDP forecast to growth of 6.5% in 2021 versus its December projection of 4.2%, to be followed by a 3.3% increase in 2022. After hitting a record high of 14.7% in April of last year, unemployment fell to 6.2% in February 2021. The Fed also revised down its unemployment projections to 4.5% at the end of 2021 and is forecasting unemployment to fall below 4% by the end of 2022. Previously, in June 2020, the Fed had projected unemployment at 9.3% at the end of 2020. Last year, Congress approved of a $2 trillion stimulus bill that included small business loans, direct payments to households and expanded unemployment benefits for workers displaced by the pandemic. After lengthy negotiations, Congress approved a second $900 billion stimulus bill in late December that included $325 billion in forgivable small business loans, extended supplemental unemployment benefits through March and provided additional direct payments to households. Congress recently passed a further $1.9 trillion bill which includes another round of direct payments to households, further extensions of unemployment insurance and additional vaccine funding.
Performance
Harbor Mid Cap Fund posted a total return of 32.87% (Retirement Class), 32.80% (Institutional Class) and 32.64% (Investor Class) for the six-month period ended April 30, 2021, underperforming the 35.42% return of the Russell Midcap® Index.
Contributing to performance, Applied Materials (AMAT) provides manufacturing equipment, services and software for semiconductor chips, computer displays, electronics and solar products. Shares outperformed during the period following a strong earnings report driven by acceleration of semiconductor demand and exposure to technology inflections. The consistent trend of electronics becoming more power efficient, and thus requiring smaller transistor sizes, should continue to be a tailwind for AMAT moving forward, in our view. Despite U.S.-China trade

10

Harbor Mid Cap Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Mid Cap Fund
Retirement Class[1]	32.87%	58.30%	N/A	27.29%
Institutional Class[1]	32.80	58.07	N/A	27.16
Investor Class[1]	32.64	57.61	N/A	26.76
Comparative Index
Russell Midcap®[1]	35.42%	59.57%	N/A	24.39%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.80% (Net) and 1.05% (Gross) (Retirement Class); 0.88% (Net) and 1.13% (Gross) (Institutional Class); and 1.24% (Net) and 1.49% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
restrictions, AMAT remains attractive, in our view, as foundry-logic customers’ demand for semi equipment and services continues to rise to support cloud services, 5G cellular phones, electric vehicles, and industrial automation. Additionally, the company’s display business is well positioned for the demand in OLED expanding beyond smartphones into computing and TVs, in our view.
Detracting from performance, Sealed Air Corporation is a global packaging company that serves an array of industries. The company manufactures a host of products ranging from food protection and sustainability, applications for cleaning and hygiene and secure wrapping for pharmaceutical and electronic devices. The stock’s performance was only slightly positive during the period despite reporting strong earnings growth in the period and beating earnings expectations by more than 15% for the most recent fiscal year. With the increase in global demand for food packaging and a structural shift toward e-commerce, we expect the company to see strong top line growth. Looking ahead, we believe that Sealed Air should expand gross margins; resin, as an important input for the company, has decreased price volatility because of stabilized chemical processing facilities. Additionally, the company’s ability to generate earnings and free cash flow in excess of market expectations through sales growth and cost cutting act as positive catalysts on the investment horizon, in our view.
OUTLOOK & STRATEGY
As of April 30, 2021, the Fund was overweight in the Industrials, Information Technology, and Financials sectors and was underweight in Energy, Utilities, Consumer Staples, and Consumer Discretionary. These weightings are an outgrowth of our fundamental, bottom-up stock selection process.
In managing Harbor Mid Cap Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform; measure and manage downside risk to the benchmark; and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 04/30/2021.
This report contains the current opinions of EARNEST Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions.Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

11

Harbor Mid Cap Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Sector Allocation (% of investments)

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—98.0%
Shares		Value
AEROSPACE & DEFENSE—1.4%
3,681	General Dynamics Corp.	$700
BANKS—2.0%
47,618	KeyCorp	1,036
BUILDING PRODUCTS—1.9%
14,789	Masco Corp.	945
CAPITAL MARKETS—7.3%
9,159	Houlihan Lokey Inc.	607
10,146	Intercontinental Exchange Inc.	1,194
7,451	Raymond James Financial Inc.	974
13,739	Stifel Financial Corp.	951
		3,726
CHEMICALS—4.7%
5,060	Albemarle Corp.	851
5,592	Eastman Chemical Co.	645
3,972	Scotts Miracle-Gro Co.	918
		2,414
COMMERCIAL SERVICES & SUPPLIES—4.0%
11,019	Republic Services Inc.	1,172
11,184	Stericycle Inc.*	853
		2,025
CONTAINERS & PACKAGING—2.7%
4,326	Packaging Corp. of America	639
15,409	Sealed Air Corp.	761
		1,400
ELECTRICAL EQUIPMENT—1.6%
14,258	Sensata Technologies Holding plc (United Kingdom)*	823
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.9%
7,236	Arrow Electronics Inc.*	825
8,248	Keysight Technologies Inc.*	1,191
		2,016
ENTERTAINMENT—1.9%
10,880	Activision Blizzard Inc.	992
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.4%
19,471	Americold Realty Trust	787
COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
6,933	Boston Properties Inc.	$758
2,340	SBA Communications Corp.	701
		2,246
FOOD & STAPLES RETAILING—1.5%
8,881	Sysco Corp.	753
HEALTH CARE EQUIPMENT & SUPPLIES—1.6%
11,854	Dentsply Sirona Inc.	800
HEALTH CARE PROVIDERS & SERVICES—2.5%
4,617	AmerisourceBergen Corp.	558
2,656	Laboratory Corp. of America Holdings*	706
		1,264
HOTELS, RESTAURANTS & LEISURE—2.5%
8,590	Darden Restaurants Inc.	1,260
HOUSEHOLD DURABLES—3.0%
15,789	D.R. Horton Inc.	1,552
INSURANCE—5.1%
4,820	Reinsurance Group of America Inc.	629
5,605	Renaissance Holdings Ltd. (Bermuda)	946
10,083	The Progressive Corp.	1,016
		2,591
IT SERVICES—4.8%
4,541	Akamai Technologies Inc.*	493
9,412	Black Knight Inc.*	682
5,857	Global Payments Inc.	1,257
		2,432
LIFE SCIENCES TOOLS & SERVICES—5.6%
7,692	Agilent Technologies Inc.	1,028
1,682	Bio-Rad Laboratories Inc.*	1,060
8,818	Syneos Health Inc.*	748
		2,836
MACHINERY—6.3%
3,200	Cummins Inc.	807
4,795	Dover Corp.	715

12

Harbor Mid Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
3,643	Snap-on Inc.	$866
6,528	Woodward Inc.	816
		3,204
MULTILINE RETAIL—2.0%
8,792	Dollar Tree Inc.*	1,010
MULTI-UTILITIES—1.4%
7,338	WEC Energy Group Inc.	713
OIL, GAS & CONSUMABLE FUELS—2.9%
13,360	Cimarex Energy Co.	884
22,532	Continental Resources Inc.	614
		1,498
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.5%
15,068	CBRE Group Inc.*	1,284
ROAD & RAIL—1.6%
7,995	CSX Corp.	806
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.3%
7,654	Applied Materials Inc.	1,016
4,187	CMC Materials Inc.	768
7,957	Skyworks Solutions Inc.	1,443
7,919	Xilinx Inc.	1,013
		4,240
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—7.3%
3,542	ANSYS Inc.*	$1,295
18,851	CDK Global Inc.	1,010
5,781	Synopsys Inc.*	1,429
		3,734
SPECIALTY RETAIL—0.5%
3,634	TJX Companies Inc.	258
TRADING COMPANIES & DISTRIBUTORS—2.8%
17,763	Air Lease Corp.	829
6,148	GATX Corp.	601
		1,430
TOTAL COMMON STOCKS
(Cost $42,381)		49,988
TOTAL INVESTMENTS—98.0%
(Cost $42,381)		49,988
CASH AND OTHER ASSETS, LESS LIABILITIES—2.0%		1,015
TOTAL NET ASSETS—100.0%		$51,003

FAIR VALUE MEASUREMENTS
All investments at April 30, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.

13

Harbor Mid Cap Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Portfolio Managers
Stephen C. Mortimer
Since 2010
Mario E. Abularach, CFA, CMT
Since 2006
Wellington Management has subadvised the Fund since 2005.*
Investment Objective
The Fund seeks long-term growth of capital.

Stephen C. Mortimer
Mario E. Abularach, CFA, CMT
Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities, as measured by the S&P 500, rallied in late 2020 as markets were bolstered by optimism that vaccines will support a broad reopening of the U.S. economy in 2021. U.S. equities continued to rally for the fourth consecutive quarter in the first quarter of 2021, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy tailwinds, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation, although U.S. Federal Reserve (Fed) Chair Jerome Powell indicated that he does not believe inflation will increase substantially or at a sustained rate. The Fed anticipates that interest rates will remain close to zero through 2023. It also raised its median economic growth projection for 2021 to 6.5%, up from 4.2% in December, due to the accelerating vaccine rollout and fiscal stimulus. The Democrats secured slim majorities in both houses of Congress after winning control of the Senate, bolstering President Biden’s prospects of advancing his legislative agenda. President Biden signed into law a massive $1.9 trillion COVID-19 relief bill and introduced an infrastructure package worth approximately $2.3 trillion, proposing to fund the initiative largely through higher corporate taxes. The plan faces substantial hurdles in Congress amid disagreements among lawmakers about the size and scope of the package and how to pay for it. Corporate earnings remained a bright spot in the U.S. economy, with companies providing upward revisions to their forward earnings estimates along with optimistic commentary and sentiment.
Performance
Harbor Mid Cap Growth Fund returned 24.85% (Retirement Class), 24.80% (Institutional Class), 24.65% (Administrative Class) and 24.62% (Investor Class) for the six-month period ended April 30, 2021, while the Russell Midcap® Growth Index returned 24.84%.
Sector allocation, a residual of the bottom-up stock selection process, was the primary contributor to performance relative to the benchmark. Allocation effect was driven by our overweights to Consumer Discretionary and Communication Services, but partially offset by a lack of exposure to Real Estate and an underweight to Information Technology. Security selection modestly detracted from returns. Weak selection in Information Technology and Health Care detracted, while selection in Consumer Discretionary and Financials contributed.
Churchill Capital, a special-purpose acquisition company, was the Fund’s most significant contributor during the period. The stock rose over the period following a report that Lucid Motors, an electric vehicle company, could go public via Churchill Capital IV Corp. Investors were enthusiastic that Lucid would compete with Tesla. Lucid intends to launch a luxury electric vehicle this spring and broaden its target market by extending its technology to lower-priced vehicles. Churchill Capital was eliminated during the period after shares spiked on speculation of the deal with Lucid. Other notable contributors during the period were recreational vehicle manufacturer Thor Industries, fantasy sports contest and sports betting operator DraftKings, and camera and social media company Snap.
Splunk, a developer of software solutions, was the Fund’s most significant detractor during the period. Shares of Splunk fell after the company reported disappointing third-quarter results. The company’s weakness derived from a sharp drop in its license revenue. Splunk was eliminated during the period as competitive pressures have increased and growth trends were weaker than expected. Other notable detractors during the period were medical device manufacturer Tandem Diabetes Care, pharmaceutical research company Galapagos NV, and not holding benchmark constituent Moderna.

*
The Board of Trustees approved a change in Harbor Mid Cap Growth Fund’s name and principal investment strategy, and certain other related changes. Effective on or about September 1, 2021, the Fund will be renamed Harbor Disruptive Innovation Fund. Additional information related to these changes can be found in the supplement to the Fund’s prospectus as filed with the Securities and Exchange Commission on May 19, 2021.

14

Harbor Mid Cap Growth Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Mid Cap Growth Fund
Retirement Class[1]	24.85%	75.66%	26.91%	15.96%
Institutional Class	24.80	75.54	26.78	15.92
Administrative Class	24.65	75.15	26.48	15.62
Investor Class	24.62	74.93	26.33	15.49
Comparative Index
Russell Midcap® Growth	24.84%	53.97%	19.70%	14.33%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.80% (Net) and 0.83% (Gross) (Retirement Class); 0.88% (Net) and 0.91% (Gross) (Institutional Class); 1.13% (Net) and 1.16% (Gross) (Administrative Class); and 1.24% (Net) and 1.27% (Gross) (Investor Class).  The Adviser has contractually agreed to reduce the management fee to 0.72% through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
OUTLOOK & STRATEGY
At the end of last year, the team leaned into stocks that we anticipated would benefit from economic recovery given the approval and distribution of vaccines in several countries. We believe that the markets are largely anticipating economic recovery, particularly in the U.S., and thus, we are focusing on investing in those companies where we believe that we have the most differentiated view of the future versus consensus and have identified a higher upside potential relative to the downside.
Looking ahead, we believe that the markets are largely anticipating economic recovery. We believe upside from here will be driven by idiosyncratic reasons rather than sentiment or thematic factors that helped drive markets last year, and we continue to keep a high bar for inclusion in this portfolio.
Our investment philosophy is based on four key underlying premises. We believe that changes in earnings expectations drive security prices and opportunities arise where our expectations differ significantly from consensus. In addition, we believe that human nature has an anchoring bias that can often miss transformational change, and early identification of this change can lead to excess returns. We view being flexible as a key tenet of our philosophy and recognize that growth exists in unexpected places across sectors of the market. Finally, we believe that our valuation discipline helps control portfolio risk by seeking to balance downside risk with potential upside reward.
We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a broad universe of available stocks within the mid cap market, typically focusing on companies that we believe have accelerating earnings growth combined with a differentiated view relative to consensus.
At the end of the period, our largest overweight was Consumer Discretionary and Financials. We were most underweight to Information Technology and Industrials.

15

Harbor Mid Cap Growth Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Sector Allocation (% of investments)
(Excludes short-term investments)
The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of April 30, 2021, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—97.6%
Shares		Value
ACQUISITION COMPANIES—1.9%
312,100	BowX Acquisition Corp.*	$4,135
257,768	Soaring Eagle Acquisition Corp.*	2,787
240,607	Thoma Bravo Advantage*	2,630
		9,552
AUTOMOBILES—2.2%
77,699	Thor Industries Inc.	11,001
BEVERAGES—2.1%
8,884	Boston Beer Co. Inc.*	10,807
BIOTECHNOLOGY—3.9%
47,283	Apellis Pharmaceuticals Inc.*	2,396
20,949	Ascendis Pharma AS ADR (Denmark)*,1	3,037
56,238	Exact Sciences Corp.*	7,413
37,255	Kodiak Sciences Inc.*	4,502
9,686	Novavax Inc.*	2,295
		19,643
CAPITAL MARKETS—3.4%
105,175	Ares Management Corp.	5,524
146,439	Tradeweb Markets Inc.	11,902
		17,426
COMMERCIAL SERVICES & SUPPLIES—1.5%
63,288	Copart Inc.*	7,880
DIVERSIFIED CONSUMER SERVICES—2.4%
134,962	Chegg Inc.*	12,191
ELECTRICAL EQUIPMENT—0.1%
20,944	Vontier Corp.*	656
ENTERTAINMENT—2.0%
39,372	Spotify Technology SA (Sweden)*	9,927
HEALTH CARE EQUIPMENT & SUPPLIES—10.8%
32,975	ABIOMED Inc.*	10,576
36,489	Align Technology Inc.*	21,730
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
35,511	Dexcom Inc.*	$13,711
29,066	Insulet Corp.*	8,581
		54,598
HEALTH CARE PROVIDERS & SERVICES—3.2%
194,681	Agilon Health Inc.*	6,138
160,193	Oak Street Health Inc.*	9,873
		16,011
HEALTH CARE TECHNOLOGY—1.1%
142,198	GoodRx Holdings Inc.*	5,689
HOTELS, RESTAURANTS & LEISURE—8.6%
11,143	Chipotle Mexican Grill Inc.*	16,626
260,096	DraftKings Inc.*	14,737
61,636	Penn National Gaming Inc.*	5,493
80,859	Planet Fitness Inc.*	6,791
		43,647
HOUSEHOLD DURABLES—2.1%
101,442	Lennar Corp.	10,509
INTERACTIVE MEDIA & SERVICES—3.6%
87,359	Match Group Inc.*	13,596
87,327	Twitter Inc.*	4,822
		18,418
IT SERVICES—3.5%
94,891	Leidos Holdings Inc.	9,611
27,802	MongoDB Inc.*	8,270
		17,881
LEISURE PRODUCTS—1.6%
56,862	Polaris Industries Inc.	7,962
LIFE SCIENCES TOOLS & SERVICES—1.1%
43,310	Agilent Technologies Inc.	5,788

16

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
MACHINERY—2.8%
98,661	Fortive Corp.	$6,987
40,860	Middleby Corp.*	7,409
		14,396
PHARMACEUTICALS—1.1%
151,304	Elanco Animal Health Inc.*	4,798
9,528	Reata Pharmaceuticals Inc.*	966
		5,764
PROFESSIONAL SERVICES—3.2%
19,096	CoStar Group Inc.*	16,316
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.0%
129,981	Marvell Technology Inc.	5,876
32,721	MKS Instruments Inc.	5,861
25,214	SolarEdge Technologies Inc.*	6,645
30,986	Universal Display Corp.	6,931
		25,313
SOFTWARE—17.0%
148,715	2U Inc.*	5,837
28,568	Fair Isaac Corp.*	14,896
93,448	Guidewire Software Inc.*	9,860
707,450	MultiPlan Corp.*	5,256
29,279	Paycom Software Inc.*	11,255
45,501	RingCentral Inc.*	14,513
163,661	Snap Inc.*	10,117
80,082	Varonis Systems Inc.*	4,240
40,905	Workday Inc.*	10,104
		86,078
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—9.3%
62,825	Five Below Inc.*	$12,645
114,540	Floor & Decor Holdings Inc.*	12,705
149,027	Ollie's Bargain Outlet Holdings Inc.*	13,751
59,908	Ross Stores Inc.*	7,844
		46,945
TEXTILES, APPAREL & LUXURY GOODS—4.1%
61,373	Lululemon Athletica Inc.*	20,577
TOTAL COMMON STOCKS
(Cost $385,961)		494,975

SHORT-TERM INVESTMENTS—1.8%
(Cost $8,985)
Principal Amount
REPURCHASE AGREEMENTS—1.8%
8,985	Repurchase agreement with Federal Reserve Bank of Boston dated April 30, 2021 due May 03, 2021 at 0.005% collateralized by U.S. Treasury Notes (value $9,146)	8,985
TOTAL INVESTMENTS—99.4%
(Cost $394,946)		503,960
CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%		3,028
TOTAL NET ASSETS—100.0%		$506,988

FAIR VALUE MEASUREMENTS
At April 30, 2021, the repurchase agreement (as disclosed in the preceding Portfolio of Investments) was classified as Level 2 and all other investments were classified as Level 1. There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Mid Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
LSV Asset Management
155 North Wacker Dr.
Suite 4600
Chicago, IL 60606
Portfolio Managers
Josef Lakonishok, Ph.D.
Since 2004
Menno Vermeulen, CFA
Since 2004
Puneet Mansharamani, CFA
Since 2006
Greg Sleight
Since 2014
Guy Lakonishok, CFA
Since 2014
LSV has subadvised the Fund since 2004.
Investment Objective
The Fund seeks long-term total return.

Josef Lakonishok, Ph.D.
Menno Vermeulen, CFA
Puneet Mansharamani, CFA
Greg Sleight
Guy Lakonishok, CFA
Management’s Discussion of
Fund Performance
Market Review
U.S. equities, as measured by the S&P 500 Index, advanced 28.85% over the six-month period ended April 30, 2021. Global equity markets rallied over the last six months fueled by positive news on vaccines to fight COVID-19 and massive government stimulus in the U.S., with expectation of more to come. Small cap stocks led the way in the period as the Russell 2000® Index returned nearly 50%. Value stocks outperformed growth stocks across all market capitalization ranges. The value advantage among mid cap stocks was nearly 17% as the Russell Midcap® Value Index returned 41.41% while the Russell Midcap® Growth Index advanced 24.84%.
U.S. equity markets surged starting in early November as news that vaccines from Pfizer-BioNTech and Moderna proved effective in fighting COVID-19. The effective rollout over the next six months also bolstered markets. The 2020 calendar year concluded with Congress passing additional stimulus measures, including direct payments and extended unemployment benefits, and followed by additional COVID-19 relief in the form of $1.9 trillion in fiscal stimulus in the first quarter. The COVID-19 relief bill is expected to be succeeded by an additional $2 trillion in infrastructure spending. The increased government spending coupled with the re-opening of the economy led economists to raise forecasts for 2021 GDP growth. While the U.S. Federal Reserve maintained the accommodative policies, it has pursued near zero percent interest rates and ongoing bond purchases and 10-year Treasuries ticked up to 1.75% in early 2021. The yield curve also steepened during the period, as the bond market began to price in higher growth and inflation expectations. Energy and Financials stocks led the way in the period while defensive sectors including Utilities, Health Care and Consumer Staples lagged over the last six months.
Performance
Harbor Mid Cap Value Fund returned 52.29% (Retirement Class), 52.18% (Institutional Class), 52.07% (Administrative Class), and 51.87% (Investor Class) compared to 41.41% for the Russell Midcap® Value Index for the six-month period ended April 30, 2021. At long last, value stocks staged a comeback over the trailing six months as mid cap value stocks outperformed mid cap growth stocks by nearly 17%. The rebound in value-oriented stocks and sectors had a positive impact on relative results given the Fund’s attractive valuation characteristics. Small cap stocks also surged in the period leading the market as the Russell 2000® Index was up nearly 50%. The rally in smaller stocks also helped drive the strong relative results given the Fund’s tilt to smaller companies compared to the benchmark index. Sector allocation had little impact on relative results in the period, although the Fund’s overweight to Financials and underweight to Utilities added some value. Stock selection was positive across several sectors particularly in the Technology, Financials, Consumer Discretionary, Industrials and Real Estate sectors.
Top individual contributors included Seagate Technology and HP Inc. in the Technology sector, Kohl’s Corp, Macy’s and Capri Holdings in the Consumer Discretionary sector, AMC Networks in the Communication Services sector, AGCO in the Industrials sector, Valero Energy and Devon Energy in the Energy sector and Ally Financial, Navient Corp and Zions Bancorporation in the Financials sector.

18

Harbor Mid Cap Value Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Mid Cap Value Fund
Retirement Class[1]	52.29%	74.48%	9.70%	10.06%
Institutional Class	52.18	74.35	9.61	10.02
Administrative Class	52.07	73.88	9.34	9.75
Investor Class	51.87	73.68	9.20	9.61
Comparative Index
Russell Midcap® Value	41.41%	60.70%	12.18%	11.31%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.77% (Net) and 0.82% (Gross) (Retirement Class); 0.85% (Net) and 0.90% (Gross) (Institutional Class); 1.10% (Net) and 1.15% (Gross) (Administrative Class); and 1.21% (Net) and 1.26% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2022. Additionally, the Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.77%, 0.85%, 1.10% and 1.21% for the Retirement Class, Institutional Class, Administrative Class and Investor Class, respectively, through February 28, 2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The most significant detractors included Vistra Corp and PPL Corp in the Utilities sector, Kroger and Smucker in the Consumer Staples sector, Atlas Air Worldwide, Meritor and Allison Transmission in the Industrials sector, and underweights to Freeport-McMoran in the Materials sector and Occidental Petroleum in the Energy sector.
Outlook & Strategy
Sector positioning is a residual of the Manager’s bottom-up stock selection process, subject to minimum and maximum exposures to sectors and industries. The Fund’s most significant sector exposures on an absolute basis were to the Financials, Industrial and Consumer Discretionary sectors. Relative to the value benchmark, the Fund is overweight the Consumer Discretionary, Consumer Staples and Financials sectors while underweight Industrials, Utilities and Real Estate. Among industries, the Fund is overweight construction machinery & heavy trucks, technology hardware, diversified chemicals, metal & glass containers and broadcasting while underweight multi-utilities, residential REITs, industrial machinery and electric utilities.
Despite the strong absolute and relative performance over the last six months, the portfolio continues to trade at a significant discount to the value benchmark on multiple measures. The portfolio is trading at 12.8x trailing earnings compared to 20.1x for the value benchmark, 1.9x book value compared to 2.7x for the benchmark and 10.4x cash flow compared to 17.9x for the Russell Midcap Value Index.
While value stocks have rebounded and posted strong absolute and relative performance over the last six months, the outlook for value stocks and the Harbor Mid Cap Value Fund continues to be bright, in our view. Coming into 2021, value stocks had suffered their worst year relative to growth stocks since the Technology bubble. During 2020, the valuation spread between growth and value stocks had reached historical highs. While the valuation difference has declined slightly over the last six months, the spreads remain wide. Our analysis indicates that growth stocks in the U.S. are trading at a nearly 50% premium to the market (core stocks) while growth stocks have historically traded at a 20% premium on average over time. Value stocks, which historically trade at a 14% discount, are trading at a 25% discount to core. Value stocks have several potential tailwinds, including higher interest rates and improved economic growth as economies reopen. As vaccines take hold and governments introduce additional fiscal stimulus, the most important potential driver of a continued ‘value recovery’ is the valuation differential between growth and value stocks, in our view.
We are able to find many stocks that we believe to be attractive across multiple sectors, particularly among Financials, Consumer Discretionary and Consumer Staples. In addition, the portfolio is trading at discounts to the value benchmark and overall market, which we have not seen since the Technology bubble. We believe that the combination of attractive valuations and the other tailwinds noted above should bode well for value stocks.

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of LSV Asset Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions.The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, any model may contain flaws or the model may not perform as anticipated. Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

19

Harbor Mid Cap Value Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Sector Allocation (% of investments)

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—97.4%
Shares		Value
AEROSPACE & DEFENSE—2.3%
9,300	Huntington Ingalls Industries Inc.	$1,975
14,800	L3Harris Technologies Inc.	3,097
91,100	Textron Inc.	5,852
		10,924
AIR FREIGHT & LOGISTICS—0.9%
58,200	Atlas Air Worldwide Holdings Inc.*	3,952
AIRLINES—1.4%
39,500	Alaska Air Group Inc.*	2,731
95,200	JetBlue Airways Corp.*	1,938
31,500	United Airlines Holdings Inc.*	1,714
		6,383
AUTO COMPONENTS—1.7%
118,200	American Axle & Manufacturing Holdings Inc.*	1,097
58,900	BorgWarner Inc.	2,861
68,900	Goodyear Tire & Rubber Co.*	1,186
15,400	Lear Corp.	2,831
		7,975
AUTOMOBILES—0.7%
70,000	Harley-Davidson Inc.	3,386
BANKS—5.8%
30,400	CIT Group Inc.	1,620
140,200	Citizens Financial Group Inc.	6,488
155,200	Fifth Third Bancorp	6,292
143,100	KeyCorp	3,114
209,000	Regions Financial Corp.	4,556
89,800	Zions Bancorporation	5,011
		27,081
BEVERAGES—1.3%
110,500	Molson Coors Brewing Co.*	6,072
BIOTECHNOLOGY—1.2%
25,600	Alexion Pharmaceuticals Inc.*	4,318
132,500	Ironwood Pharmaceuticals Inc.*	1,463
		5,781
BUILDING PRODUCTS—1.0%
47,400	Owens Corning	4,589
COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—1.6%
29,300	Ameriprise Financial Inc.	$7,571
CHEMICALS—4.4%
45,000	Cabot Corp.	2,470
18,100	Celanese Corp.	2,835
112,122	Chemours Co.	3,386
38,100	Eastman Chemical Co.	4,396
114,500	Huntsman Corp.	3,283
28,000	LyondellBasell Industries NV	2,905
21,500	Trinseo SA (Luxembourg)	1,331
		20,606
CONSUMER FINANCE—2.7%
117,500	Ally Financial Inc.	6,045
22,700	Discover Financial Services	2,588
225,200	Navient Corp.	3,790
		12,423
CONTAINERS & PACKAGING—3.6%
35,800	Berry Global Group Inc.*	2,278
84,000	Graphic Packaging Holding Co.	1,558
61,100	Greif Inc.	3,697
158,830	O-I Glass Inc.*	2,619
55,200	Silgan Holdings Inc.	2,328
72,300	WestRock Co.	4,031
		16,511
DIVERSIFIED FINANCIAL SERVICES—0.6%
79,987	Banco Latinoamericano de Comercio Exterior SA (Panama)	1,181
24,300	Voya Financial Inc.	1,648
		2,829
ELECTRIC UTILITIES—1.3%
24,500	Edison International	1,456
155,500	PPL Corp.	4,530
		5,986
ELECTRICAL EQUIPMENT—0.5%
31,200	Atkore Inc.*	2,442
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.4%
33,000	Arrow Electronics Inc.*	3,764

20

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—Continued
48,100	Avnet Inc.	$2,113
61,800	Methode Electronics Inc.	2,777
40,600	Sanmina Corp.*	1,658
13,988	SYNNEX Corp.	1,695
125,800	TTM Technologies Inc.*	1,887
69,800	Vishay Intertechnology Inc.	1,715
		15,609
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—7.1%
170,100	Brandywine Realty Trust	2,301
121,600	Brixmor Property Group Inc.	2,716
429,000	Franklin Street Properties Corp.	2,265
40,900	Gaming and Leisure Properties Inc.	1,901
174,291	Hersha Hospitality Trust*	2,015
88,234	Industrial Logistics Properties Trust	2,188
55,600	Iron Mountain Inc.	2,231
52,750	Office Properties Income Trust	1,464
46,500	Omega Healthcare Investors Inc.	1,767
139,000	Paramount Group Inc.	1,475
138,248	Piedmont Office Realty Trust Inc.	2,574
32,452	Retail Value Inc.	605
138,200	Sabra Health Care REIT Inc.	2,511
124,400	Service Properties Trust	1,532
95,800	SITE Centers Corp.	1,413
23,300	Summit Hotel Properties Inc.*	237
82,560	VEREIT Inc.	3,950
		33,145
FOOD & STAPLES RETAILING—2.0%
51,800	Ingles Markets Inc.	3,175
166,300	Kroger Co.	6,076
		9,251
FOOD PRODUCTS—3.3%
71,900	Conagra Brands Inc.	2,667
32,200	Ingredion Inc.	3,008
32,100	JM Smucker Co.	4,205
68,100	Tyson Foods Inc.	5,274
		15,154
GAS UTILITIES—0.6%
55,800	National Fuel Gas Co.	2,771
HEALTH CARE PROVIDERS & SERVICES—4.6%
59,300	Cardinal Health Inc.	3,578
35,100	DaVita Inc.*	4,090
18,500	HCA Healthcare Inc.	3,720
8,400	Laboratory Corp. of America Holdings*	2,233
24,700	McKesson Corp.	4,633
22,500	Universal Health Services Inc.	3,339
		21,593
HOTELS, RESTAURANTS & LEISURE—0.6%
12,200	Brinker International Inc.*	819
30,500	Travel + Leisure Co.	1,968
		2,787
HOUSEHOLD DURABLES—4.5%
101,478	Ethan Allen Interiors Inc.	2,913
26,100	Meritage Homes Corp.*	2,777
68,100	PulteGroup Inc.	4,026
COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—Continued
72,600	Toll Brothers Inc.	$4,552
27,300	Whirlpool Corp.	6,455
		20,723
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—1.1%
314,400	Vistra Energy Corp.	5,304
INSURANCE—6.6%
48,900	Allstate Corp.	6,200
27,500	American Financial Group Inc.	3,379
4,500	Assured Guaranty Ltd.	229
13,700	Hanover Insurance Group Inc.	1,895
85,700	Hartford Financial Services Group Inc.	5,653
57,600	Lincoln National Corp.	3,694
129,100	Old Republic International Corp.	3,178
58,400	Principal Financial Group Inc.	3,730
75,200	Universal Insurance Holdings Inc.	1,049
64,400	Unum Group	1,820
		30,827
INTERNET & DIRECT MARKETING RETAIL—0.9%
77,700	eBay Inc.	4,335
IT SERVICES—1.7%
13,988	Concentrix Corp.*	2,174
79,600	DXC Technology Co.*	2,620
117,600	Western Union Co.	3,029
		7,823
LEISURE PRODUCTS—0.5%
23,300	Brunswick Corp.	2,496
MACHINERY—7.3%
38,800	AGCO Corp.	5,662
100,600	Allison Transmission Holdings Inc.	4,172
17,600	Cummins Inc.	4,436
135,300	Meritor Inc.*	3,657
38,400	Oshkosh Corp.	4,778
20,600	Snap-on Inc.	4,894
55,500	Timken Co.	4,655
89,100	Wabash National Corp.	1,569
		33,823
MEDIA—2.4%
82,500	AMC Networks Inc.*	4,148
18,100	Nexstar Media Group Inc.	2,668
144,100	TEGNA Inc.	2,891
32,300	ViacomCBS Inc.	1,325
		11,032
METALS & MINING—1.2%
35,800	Reliance Steel & Aluminum Co.	5,739
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—1.0%
166,600	Annaly Capital Management Inc.	1,513
298,300	MFA Financial Inc.	1,312
93,400	PennyMac Mortgage Investment Trust	1,873
		4,698
MULTILINE RETAIL—1.1%
48,600	Big Lots Inc.	3,350
99,500	Macy's Inc.*	1,650
		5,000

21

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
MULTI-UTILITIES—0.7%
93,150	MDU Resources Group Inc.	$3,117
OIL, GAS & CONSUMABLE FUELS—2.1%
112,700	Devon Energy Corp.	2,635
65,800	HollyFrontier Corp.	2,303
34,700	Marathon Petroleum Corp.	1,931
39,800	Valero Energy Corp.	2,944
		9,813
PHARMACEUTICALS—1.6%
36,100	Jazz Pharmaceuticals plc (Ireland)*	5,935
110,150	Lannett Co. Inc.*	481
93,493	Viatris Inc.*	1,244
		7,660
PROFESSIONAL SERVICES—0.7%
27,500	ManpowerGroup Inc.	3,325
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.5%
10,000	Cirrus Logic Inc.*	744
7,500	Qorvo Inc.*	1,411
		2,155
SOFTWARE—0.5%
18,400	J2 Global Inc.*	2,226
SPECIALTY RETAIL—4.4%
31,000	Best Buy Co. Inc.	3,604
49,200	Dick's Sporting Goods Inc.	4,063
81,800	Foot Locker Inc.	4,825
18,600	Group 1 Automotive Inc.	3,053
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—Continued
36,200	ODP Corp.*	$1,464
36,800	Penske Automotive Group Inc.	3,227
		20,236
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.8%
242,314	HP Inc.	8,265
79,200	Seagate Technology plc (Ireland)	7,353
93,900	Xerox Holdings Corp.	2,267
		17,885
TEXTILES, APPAREL & LUXURY GOODS—0.4%
35,900	Capri Holdings Ltd. (Virgin Islands)*	1,977
THRIFTS & MORTGAGE FINANCE—1.1%
169,600	MGIC Investment Corp.	2,585
107,200	Radian Group Inc.	2,641
		5,226
TRADING COMPANIES & DISTRIBUTORS—0.7%
65,642	Triton International Ltd. (Bermuda)	3,293
TOTAL COMMON STOCKS
(Cost $351,544)		453,534
TOTAL INVESTMENTS—97.4%
(Cost $351,544)		453,534
CASH AND OTHER ASSETS, LESS LIABILITIES—2.6%		11,901
TOTAL NET ASSETS—100.0%		$465,435

FAIR VALUE MEASUREMENTS
All investments at April 30, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.

22

Harbor Small Cap Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Westfield Capital Management Company, L.P.
One Financial Center
23rd Floor
Boston, MA 02111
Portfolio Managers
William A. Muggia
Lead Portfolio Manager
Since 2000
Richard D. Lee, CFA
Since 2018
Ethan J. Meyers, CFA
Since 2000
John M. Montgomery
Since 2011
Westfield has subadvised the Fund since 2000.
Investment Objective
The Fund seeks long-term growth of capital.

William A. Muggia
Richard D. Lee, CFA
Ethan J. Meyers, CFA
John M. Montgomery
Management’s Discussion of
Fund Performance
Market Review
Data was released in November confirming that a highly efficacious vaccine had been developed, sending markets surging. Around the same time, citizens across the country voted for the next U.S. President. The clarity provided by the removal of election uncertainty and a viable vaccine candidate shifted focus towards the economic recovery likely in 2021. While this pro-cyclical rotation started, pockets of froth remained in areas like high P/E software, speculative biotech, and alternative energy. A record number of initial public offerings and special purpose acquisition companies, coupled with high retail participation in speculative markets, continued at elevated levels. The retail speculation and low-quality leadership gave way to a robust pro-cyclical rotation. During this period, pandemic recovery names outperformed stay-at-home leaders, and cyclicals outpaced both aggressive growth and defensive pockets of the market. Much of this rotation can be attributed to improving COVID-19 case trends, accelerating vaccine rollouts, and broad-based re-openings beginning across the country. Furthermore, an additional $1.9 trillion of fiscal stimulus was approved by Congress, and the U.S. Federal Reserve signaled a continuation of their supportive monetary policy despite rising concerns about inflation.
Performance
Harbor Small Cap Growth Fund returned 31.10% (Retirement Class), 30.98% (Institutional Class), 30.82% (Administrative Class) and 30.78% (Investor Class) for the six-month period ended April 30, 2021, underperforming its benchmark, the Russell 2000® Growth Index, which returned 37.84%. Relative weakness in Health Care and Consumer Discretionary offset relative strength in Information Technology and Financials.
Health Care was the largest relative detractor during the period, costing the Fund 693 basis points (bps) of relative performance. Global medical technology company, Haemonetics Corporation, was the largest detractor. The company suffered after a large customer announced it would not be renewing their contract. However, we maintain conviction in our thesis as we believe that plasma collection volumes are still poised to bounce back and Haemonetics’s NexSys system is the highest-tech offering, which provides the most value to plasma fractionators, in our opinion. We added to our position on weakness, as we have increasing confidence that the rest of Haemonetics’s order book will agree to the stepped-up pricing on NexSys. Ascendis Pharma, a targeted therapeutics company, also detracted from relative results. With a volatile period in the biotech industry as a backdrop and the absence of material fundamental news flow for the company, sentiment weighed on Ascendis following a venture capital distribution of stock that was disliked by top holders and a sell-side ratings downgrade. Additionally, recent restrictive decisions from the Food and Drug Administration for other comparable platforms were seen as a readthrough for Ascendis, putting additional downward pressure on the stock. Despite the transitory negative sentiment, we continue to favor Ascendis and its catalyst-rich path for the remainder of the year and flawless product development and science, in our opinion.
Consumer Discretionary also detracted from relative results, costing the Fund 109 bps. Casual dining chain, Texas Roadhouse, Inc., was the largest detractor within the sector. We had been trimming on strength and ultimately sold our position in January when it hit our internal price target. We rotated the capital to Cheesecake Factory, which we believe has relatively higher earnings upside from here. Also detracting from relative results was U.S. optical retailor National Vision Holdings. National Vision underperformed following management’s conservative

23

Harbor Small Cap Growth Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Small Cap Growth Fund
Retirement Class[1]	31.10%	68.21%	21.80%	13.92%
Institutional Class	30.98	67.99	21.71	13.87
Administrative Class	30.82	67.58	21.32	13.57
Investor Class	30.78	67.45	21.27	13.46
Comparative Index
Russell 2000® Growth	37.84%	69.15%	18.89%	12.86%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.81% (Retirement Class); 0.89% (Institutional Class); 1.14% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
margin guidance for 2021, which was compounded by the rotation of capital into reopening plays. Despite the recent weakness, we maintain conviction in our position as we believe there is still upside to margins and the stock trades at an attractive valuation.
Information Technology was the top source of relative and absolute strength, adding 170 bps to relative returns, with performance driven by strong stock selection. NCR Corporation, a leading provider of ATMs, self-service kiosks, and point-of-sale devices, was the largest source of relative strength. NCR provided a detailed look at its software capabilities and outlined a path to growth and margin expansion. Our post-pandemic optimism remains strong given conviction in demand recovery within NCR’s traditional business offerings. Silicon Motion Technology Corporation, a vendor of Solid State Drives (SSD) controller chips, also added to relative returns after the company announced updated 2023 sales guidance which was significantly higher than investor expectations. We continue to like Silicon Motion given their leading market position in SSD controllers, an area that is currently seeing robust demand. Additionally, with the current chip supply shortage, we believe Silicon Motion should see several quarters of benefit from unmet demand while being able to improve margins through price increases.
Financials was another positive contributor, adding 51 bps of relative performance. First Citizens BancShares, a Carolinas-based regional bank with a national presence, was the largest contributor to relative results. This historically underfollowed stock by Wall Street benefitted from an immediately accretive merger with the under-appreciated CIT Bank and the up-tick in sell-side coverage which followed. Additionally, the rise in interest rates has acted as a tailwind, and we believe investors will continue to acknowledge the compelling value of First Citizens upon increased coverage and further clarity on the post-merger outlook for the joint entity.
Outlook & Strategy
Moving forward, expectations for a robust economic recovery could already be discounted in current valuations. With high expectations, we believe that only those companies best able to execute in the months ahead will be able to retain their premium valuations. There is renewed investor focus on pricing power and durable earnings growth amidst tighter supply chains and the return of inflation, all of which we believe plays to our strengths as active managers focused intently on identifying those attributes in the companies in which we invest. To that end, we remain confident in our positioning in high quality growth companies which trade at reasonable valuations, in our opinion.

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Westfield Capital Management Company, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

24

Harbor Small Cap Growth Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Sector Allocation (% of investments)

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—99.4%
Shares		Value
AEROSPACE & DEFENSE—2.0%
442,546	Hexcel Corp.*	$24,964
BANKS—3.4%
34,488	First Citizens Bancshares Inc.	29,917
700,627	First Horizon Corp.	12,814
		42,731
BIOTECHNOLOGY—17.2%
193,056	Acceleron Pharma Inc.*	24,126
150,630	Ascendis Pharma AS ADR (Denmark)*,1	21,837
267,666	Blueprint Medicines Corp.*	25,782
248,800	Bridgebio Pharma Inc.*	13,913
163,984	Fate Therapeutics Inc.*	14,331
524,065	Insmed Inc.*	17,677
458,550	Invitae Corp.*	16,003
1,352,239	Ironwood Pharmaceuticals Inc.*	14,929
612,996	Mersana Therapeutics Inc.*	9,765
257,688	Nkarta Inc.*	8,207
26,030	Novavax Inc.*	6,167
374,153	Rocket Pharmaceuticals Inc.*	17,151
335,208	Turning Point Therapeutics Inc.*	25,553
		215,441
BUILDING PRODUCTS—5.2%
332,315	Advanced Drainage Systems Inc.	37,106
258,560	Trex Co. Inc.*	27,922
		65,028
CAPITAL MARKETS—1.4%
111,932	LPL Financial Holdings Inc.	17,540
CHEMICALS—1.2%
292,400	Avient Corp.	14,845
COMMERCIAL SERVICES & SUPPLIES—1.0%
74,180	MSA Safety Inc.	11,925
CONTAINERS & PACKAGING—2.2%
337,520	Berry Global Group Inc.*	21,473
328,840	Ranpak Holdings Corp.*	6,324
		27,797
DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
394,264	Orbcomm Inc.*	4,518
COMMON STOCKS—Continued
Shares		Value
ELECTRICAL EQUIPMENT—2.2%
354,210	Atkore Inc.*	$27,727
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.3%
46,170	II-VI Inc.*	3,100
ENTERTAINMENT—2.5%
43,078	Madison Square Garden Sports Corp*	7,963
2,205,570	Zynga Inc.*	23,864
		31,827
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.4%
120,600	PS Business Parks Inc.	19,582
493,690	Spirit Realty Capital Inc.	23,470
		43,052
HEALTH CARE EQUIPMENT & SUPPLIES—3.0%
272,050	Haemonetics Corp.*	18,298
209,540	Tandem Diabetes Care Inc.*	19,257
		37,555
HEALTH CARE PROVIDERS & SERVICES—2.0%
90,594	Amedisys Inc.*	24,447
HOTELS, RESTAURANTS & LEISURE—4.5%
317,560	Cheesecake Factory Inc.*	19,876
112,790	Churchill Downs Inc.	23,855
1,760,465	Playa Hotels & Resorts NV (Netherlands)*	12,957
		56,688
HOUSEHOLD DURABLES—2.8%
157,050	Topbuild Corp.*	34,925
INSURANCE—3.5%
447,275	BRP Group Inc.*	12,980
154,875	Palomar Holdings Inc.*	10,897
126,681	Primerica Inc.	20,240
		44,117
IT SERVICES—4.5%
231,660	Shift4 Payments Inc.*	22,909
91,322	WEX Inc.*	18,740
200,858	WNS Holdings Ltd. ADR (India)*,1	14,548
		56,197

25

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
LEISURE PRODUCTS—1.5%
201,733	BRP Inc. (Canada)	$18,543
LIFE SCIENCES TOOLS & SERVICES—4.3%
37,530	Bio-Rad Laboratories Inc.*	23,649
75,304	ICON plc (Ireland)*	16,337
452,912	Pacific Biosciences of California Inc.*	13,519
		53,505
MACHINERY—5.3%
208,234	ITT Inc.	19,639
159,650	Lincoln Electric Holdings Inc.	20,443
304,543	Timken Co.	25,542
		65,624
PHARMACEUTICALS—3.1%
1,455,210	Innoviva Inc.*	16,662
357,830	Pacira BioSciences Inc.*	22,608
		39,270
ROAD & RAIL—2.1%
113,230	Saia Inc.*	26,552
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.7%
121,042	Advanced Energy Industries Inc.	13,352
404,327	Silicon Motion Technology Corp. ADR (Taiwan)[1]	29,039
244,246	SMART Global Holdings Inc.*	11,272
130,148	Synaptics Inc.*	18,204
		71,867
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—8.3%
232,530	2U Inc.*	$9,127
106,290	Blackline Inc.*	12,336
315,192	Bottomline Technologies de Inc.*	15,306
628,530	Cognyte Software Ltd. (Israel)*	16,423
83,730	Cyberark Software Ltd. (Israel)*	11,764
366,584	Mimecast Ltd. (Jersey)*	15,917
434,990	Nuance Communications Inc.*	23,128
		104,001
SPECIALTY RETAIL—3.8%
101,510	Five Below Inc.*	20,431
537,075	National Vision Holdings Inc.*	27,074
		47,505
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.6%
474,175	NCR Corp.*	21,694
538,383	Pure Storage Inc.*	10,886
		32,580
TOTAL COMMON STOCKS
(Cost $874,289)		1,243,871
TOTAL INVESTMENTS—99.4%
(Cost $874,289)		1,243,871
CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%		7,061
TOTAL NET ASSETS—100.0%		$1,250,932

FAIR VALUE MEASUREMENTS
All investments at April 30, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

26

Harbor Small Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul E. Viera
Since 2001
EARNEST Partners has subadvised the Fund since 2001.
Investment Objective
The Fund seeks long-term total return.

Paul E. Viera
Management’s Discussion of
Fund Performance
Market Review
During the six-month period ended April 30, 2021, the U.S. small cap value market, as represented by the Russell 2000 Value® Index, gained 59.17%. This period includes the end of 2020, as markets got a boost from stimulus packages and vaccine rollouts. Stimulus measures and the pace of vaccines were two major developments that drove investor sentiment during the period.
Equity markets continued their record-setting march upwards as investors began to look beyond the near-term effects of the COVID-19 pandemic and incorporated the global vaccination rollout, continued government stimulus measures and the adaptability of global businesses into future earnings growth. The decrease in new case numbers, relaxation of business restrictions and a continued low-rate environment buoyed retail sales. Progress continued on the rollout of vaccinations and by the end of the first quarter of 2021, over 15% of the U.S. population had received a COVID-19 inoculation. Many areas of the economy experienced expanded activity as the government’s stimulus measures supported new purchases of durable goods and home prices reached record highs. Following the inauguration of President Joe Biden, the new administration pledged further economic stimulus measures along with proposed changes in corporate and personal tax policies.
Previously, the U.S. Federal Reserve (Fed) enacted an array of stimulative measures that included short-term rate reductions to near-zero and repurchases of Treasuries, mortgages and corporate debt. The Fed stated that it would “maintain an accommodative stance” until its goals of 2% long-term inflation and maximum employment are achieved. In its latest statement, the Fed specified that it will continue to hold rates near zero and provide stimulus by increasing its holdings of Treasury securities by at least $80 billion per month and at least $40 billion per month in Agency Mortgage-Backed Securities. The continued willingness of the Fed to expand its balance sheet gave further confidence to equity and high-yield fixed income investors who understood that the Fed will continue to act as a lender-of-last resort and that stimulus measures would be ongoing. Additionally, the central bank revised up its GDP forecast to growth of 6.5% in 2021 versus its December projection of 4.2%, to be followed by a 3.3% increase in 2022. After hitting a record high of 14.7% in April of last year, unemployment fell to 6.2% in February 2021. The Fed also revised down its unemployment projections to 4.5% at the end of 2021 and is forecasting unemployment to fall below 4% by the end of 2022. Previously, in June 2020, the Fed had projected unemployment at 9.3% at the end of 2020. Last year, Congress approved of a $2 trillion stimulus bill that included small business loans, direct payments to households and expanded unemployment benefits for workers displaced by the pandemic. After lengthy negotiations, Congress approved a second $900 billion stimulus bill in late December that included $325 billion in forgivable small business loans, extended supplemental unemployment benefits through March and provided additional direct payments to households. Congress recently passed a further $1.9 trillion bill which includes another round of direct payments to households, further extensions of unemployment insurance and additional vaccine funding.
Performance
Harbor Small Cap Value Fund posted a total return of 43.48% (Retirement Class), 43.43% (Institutional Class), 43.23% (Administrative Class) and 43.18% (Investor Class) for the six-month period ended April 30, 2021, underperforming the 59.17% return of the Russell 2000® Value Index.
Contributing to performance, Pebblebrook Hotel Trust is a real estate investment trust whose portfolio is comprised primarily of full service hotel and resort properties which are concentrated in California, Florida and the northeast U.S. During the period, Pebblebrook reopened 44 of its 52 hotels and resorts in its portfolio. These 44 properties accounted for 86% of the Company’s 2019 Hotel EBITDA. The Company’s remaining suspended hotels are expected

27

Harbor Small Cap Value Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Small Cap Value Fund
Retirement Class[1]	43.48%	64.52%	15.52%	12.03%
Institutional Class	43.43	64.31	15.44	11.98
Administrative Class	43.23	63.95	15.15	11.69
Investor Class	43.18	63.76	15.01	11.57
Comparative Index
Russell 2000® Value	59.17%	78.96%	13.54%	10.10%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.80% (Retirement Class); 0.88% (Institutional Class); 1.13% (Administrative Class); and 1.24% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
to reopen in the coming weeks and months which we believe should mean continued improvement in its cash burn and an expected return to profitability in 2021. This helped drive the stock up over 90% in the period, outperforming the index. We believe the company is well positioned to benefit from pent up leisure travel demand and an improved supply backdrop. Pebblebrook is differentiated by its skew to independent, boutique hotels which tend to appeal to leisure travelers, and its approach to hotel management.
Detracting from performance, Monolithic Power Systems (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive and consumer applications. During the period, MPS reported earnings results that easily exceeded consensus and the upper end of guidance. However, shares underperformed in the period. MPS has announced a number of recent design wins in its computing power and battery management solutions divisions which we believe should provide further support for the top-line and margins through 2021 and beyond. Looking ahead, we believe MPS will continue to benefit from improving fundamentals and an attractive balance sheet. Additionally, with new product launches on the horizon, the company is expanding into adjacent markets for new revenue opportunities, particularly within the automotive space.
Outlook & Strategy
As of April 30, 2021, the Fund was overweight in the Industrials, Health Care and Information Technology and was underweight in Financials, Energy, Utilities, Consumer Staples, and Consumer Discretionary. These weightings are an outgrowth of our fundamental, bottom-up stock selection process.
In managing Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform; measure and manage downside risk to the benchmark; and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of EARNEST Partners LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

28

Harbor Small Cap Value Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Sector Allocation (% of investments)

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—97.8%
Shares		Value
AEROSPACE & DEFENSE—7.1%
852,141	Hexcel Corp.*	$48,069
299,904	Moog Inc.	25,957
899,600	Parsons Corp.*	39,879
173,048	Teledyne Technologies Inc.*	77,482
		191,387
BANKS—7.5%
835,595	Enterprise Financial Services Corp.	41,053
976,929	First Merchants Corp.	45,144
513,629	Heartland Financial USA Inc.	25,820
400,561	South State Corp.	33,775
824,564	Trustmark Corp.	26,724
770,098	United Bankshares Inc.	30,242
		202,758
BIOTECHNOLOGY—2.7%
416,418	Emergent BioSolutions Inc.*	25,393
1,584,645	Myriad Genetics Inc.*	47,888
		73,281
CAPITAL MARKETS—5.4%
840,421	Houlihan Lokey Inc.	55,695
373,673	Raymond James Financial Inc.	48,869
618,423	Stifel Financial Corp.	42,788
		147,352
CHEMICALS—4.5%
716,322	Cabot Corp.	39,312
357,127	Scotts Miracle-Gro Co.	82,553
		121,865
COMMERCIAL SERVICES & SUPPLIES—3.9%
1,077,586	Casella Waste Systems Inc.*	72,317
2,484,067	Steelcase Inc.	34,280
		106,597
CONSUMER FINANCE—1.6%
608,771	FirstCash Inc.	43,850
ELECTRICAL EQUIPMENT—1.8%
530,175	EnerSys	48,553
COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—5.8%
204,072	Littelfuse Inc.	$54,128
471,573	Plexus Corp.*	43,592
1,460,223	Sanmina Corp.*	59,636
		157,356
ENERGY EQUIPMENT & SERVICES—1.3%
395,046	Core Laboratories NV (Netherlands)	11,133
457,784	DMC Global Inc.*	24,720
		35,853
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.6%
1,363,012	Corporate Office Properties Trust	38,219
1,789,773	Pebblebrook Hotel Trust	42,740
1,222,368	STAG Industrial Inc.	44,628
		125,587
FOOD PRODUCTS—4.3%
1,695,320	Darling Ingredients Inc.*	117,740
HEALTH CARE EQUIPMENT & SUPPLIES—3.4%
481,225	CONMED Corp.	67,829
1,271,864	Meridian Bioscience Inc.*	24,903
		92,732
HEALTH CARE PROVIDERS & SERVICES—4.5%
2,342,010	MEDNAX Inc.*	61,642
237,165	Molina Healthcare Inc.*	60,501
		122,143
HOTELS, RESTAURANTS & LEISURE—2.0%
331,618	Cracker Barrel Old Country Store Inc.*	55,536
HOUSEHOLD DURABLES—1.7%
437,791	Meritage Homes Corp.*	46,577
INSURANCE—2.9%
650,137	Horace Mann Educators Corp.	26,070
285,426	Reinsurance Group of America Inc.	37,257
546,721	United Fire Group Inc.	16,544
		79,871

29

Harbor Small Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
IT SERVICES—4.3%
556,373	ManTech International Corp.	$47,486
4,530,276	Sabre Corp.*	67,864
		115,350
MACHINERY—8.3%
548,100	Albany International Corp.	48,913
863,861	Altra Industrial Motion Corp.	50,976
801,812	Franklin Electric Co. Inc.	65,163
705,981	Timken Co.	59,211
		224,263
OIL, GAS & CONSUMABLE FUELS—0.9%
2,539,188	Archrock Inc.	23,716
PHARMACEUTICALS—3.5%
845,936	Catalent Inc.*	95,142
ROAD & RAIL—1.6%
527,417	Ryder System Inc.	42,109
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—10.7%
322,655	Advanced Energy Industries Inc.	35,592
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
414,350	CMC Materials Inc.	$76,004
581,193	Entegris Inc.	65,431
1,766,332	FormFactor Inc.*	69,152
126,166	Monolithic Power Systems Inc.	45,594
		291,773
TEXTILES, APPAREL & LUXURY GOODS—1.9%
1,225,125	Wolverine World Wide Inc.	51,112
TRADING COMPANIES & DISTRIBUTORS—1.6%
447,443	GATX Corp.	43,720
TOTAL COMMON STOCKS
(Cost $1,615,356)		2,656,223
TOTAL INVESTMENTS—97.8%
(Cost $1,615,356)		2,656,223
CASH AND OTHER ASSETS, LESS LIABILITIES—2.2%		60,525
TOTAL NET ASSETS—100.0%		$2,716,748

FAIR VALUE MEASUREMENTS
All investments at April 30, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.

30

Harbor Strategic Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Mar Vista Investment Partners, LLC
11150 Santa Monica Boulevard, Suite 320
Los Angeles, CA 90025
Portfolio Managers
Silas A. Myers, CFA
Since 2017
Brian L. Massey, CFA
Since 2017
Joshua J. Honeycutt, CFA
Since 2017
Jeffrey B. Prestine
Since 2017
Mar Vista has subadvised the Fund since 2017.*
Investment Objective
The Fund seeks long-term growth of capital.

Silas A. Myers, CFA
Brian L. Massey, CFA
Joshua J. Honeycutt, CFA
Jeffrey B. Prestine
Management’s Discussion of
Fund Performance
MARKET REVIEW
For the six-month period ended April 30, 2021, the Russell 1000® Growth Index was up 24.31%. The period began with unprecedented fiscal and monetary support paired with human ingenuity in the form of promising vaccines, elevating equities to all-time highs.  The anticipation of accelerating profit growth tied to an inoculation-driven economic recovery prompted a new wave of market exuberance.  As we began 2021, stocks appeared to be advancing on positive economics as vaccines began to reopen the global economy. Companies that benefitted most from improving economic activity, such as Energy producers and Financials, steered one of the most powerful market rotations in years during the first quarter of 2021. The U.S. Federal Reserve’s low interest rate policy and the government’s deployment of trillions in financial aid encouraged tremendous amounts of market speculation. Heavily shorted stocks surged, Christie’s auctioned off a non-fungible token (NFT) for $69 million, and investors poured money into unprofitable companies rivaling the dot-com bubble. Volatility picked up late in the first quarter as the alarming rise in interest rates dampened risk appetites for richly valued securities. For years, fiscal spending and accommodative monetary policies have supported equity prices. Now, these two sources of stimulus are fueling inflation concerns. This tug-of-war between stock prices and bond yields will likely continue in the months ahead, in our view.
PERFORMANCE
Harbor Strategic Growth Fund returned 25.84% (Retirement Class), 25.77% (Institutional Class), 25.62% (Administrative Class) and 25.55% (Investor Class) while the Russell 1000® Growth Index returned 24.31% for the six-month period ended April 30, 2021. Stock selection and outperformance in Financials, Health Care and Communication Services were the primary contributors of relative performance, while Consumer Discretionary, Information Technology and Real Estate detracted from results. Positive contributors to performance included Alphabet, First Republic Bank, Microchip Technology, Charles Schwab and Berkshire Hathaway. The largest detractors for the period included Unilever, Salesforce.com, Vontier and Air Products & Chemicals.
During this period, we resized our investment in Apple modestly and we initiated new positions in Air Products & Chemicals and Vontier Corporation.
Our portfolio construction process focuses on bottom-up factors independent of benchmark weights. The resulting portfolio’s sector exposures represent the areas we are finding skewed risk-reward opportunities in serial compounders and are not an expressed opinion on the sectors from a macro level. Throughout the last six months, our relative sector underweights, versus the Russell 1000® Growth Index, remained the same: Information Technology, followed by Consumer Discretionary, Health Care and Communication Services. Our largest sector overweights relative to the Russell 1000® Growth Index remained Financials, Industrials and Materials.

*
On March 6, 2017, the Fund acquired all of the assets and substantially all of the liabilities of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”). For the
period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista served as the Predecessor Fund’s subadviser and for the period January 20,
2015 to March 6, 2017, Mar Vista served as investment adviser to the Predecessor Fund.

31

Harbor Strategic Growth Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	Life of Class
Harbor Strategic Growth Fund
Retirement Class[1]	25.84%	44.05%	N/A	17.94%
Institutional Class[2]	25.77	43.94	17.04	15.87
Administrative Class[1]	25.62	43.61	N/A	17.55
Investor Class[1]	25.55	43.41	N/A	17.04
Comparative Index
Russell 1000® Growth[2]	24.31%	51.41%	22.88%	18.77%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.63% (Net) and 0.72% (Gross) (Retirement Class); 0.71% (Net) and 0.80% (Gross) (Institutional Class); 0.96% (Net) and 1.05% (Gross) (Administrative Class); and 1.07% (Net) and 1.16% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
OUTLOOK & STRATEGY
With vaccine availability exceeding expectations, the U.S. economy is reopening faster than anticipated. We believe that market enthusiasm tied to accelerating profit growth leaves our portfolio modestly undervalued. In the near-term, rising interest rates may dampen equity valuations, but the outlook for the global economy is promising. We are diligently working to identify investment opportunities that represent what we believe to be adequate discounts to intrinsic value.
Corporate earnings are coming in fast and furious and for the most part are beating expectations. We are on track to see the highest earnings beat rate since 1984. Despite the positive earnings, some stocks’ recent performance has been somewhat muted. Much of the good growth news has already been priced into stocks and the market seems to be looking ahead to the likelihood of increased regulations and corporate taxes, in our view. Another consideration is the impact of people getting vaccinated and returning to normal activities outside their homes, which is being reflected in declining user growth rates and online engagement for some technology platforms.
Our team claims no special skill in predicting the market’s direction but, in the fullness of time, we believe a patient, high-conviction portfolio comprised of competitively advantaged serial compounders with stock prices that represent an appropriate discount to intrinsic value should generate excess risk-adjusted returns. In an environment with growing optimism, we will remain diligent, conservative and patient as we deploy capital within our wide-moat universe.

1	The “Life of Class” return as shown reflects the period 03/06/2017 through 04/30/2021.
2	The “Life of Class” return as shown reflects the period 11/01/2011 through 04/30/2021.
This report contains the current opinions of Mar Vista Investment Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. At times, a growth investing style may be out of favor with investors which could cause growth securities to underperform value or other equity securities. Since the Fund typically invests in a limited number of companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

32

Harbor Strategic Growth Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Sector Allocation (% of investments)

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—99.1%
Shares		Value
AEROSPACE & DEFENSE—1.3%
2,622	TransDigm Group Inc.*	$1,609
BANKS—6.2%
30,111	First Republic Bank	5,518
33,958	U.S. Bancorp.	2,015
		7,533
BEVERAGES—1.6%
13,550	PepsiCo Inc.	1,953
CAPITAL MARKETS—6.1%
53,447	Charles Schwab Corp.	3,763
11,101	Moody's Corp.	3,627
		7,390
CHEMICALS—6.4%
13,723	Air Products & Chemicals Inc.	3,959
7,246	Ecolab Inc.	1,624
7,619	Linde plc (Ireland)	2,178
		7,761
DIVERSIFIED FINANCIAL SERVICES—4.7%
20,804	Berkshire Hathaway Inc. Class B*	5,720
ELECTRICAL EQUIPMENT—2.6%
31,332	Amphenol Corp.	2,110
31,858	Vontier Corp.*	998
		3,108
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.2%
15,517	American Tower Corp.	3,953
HEALTH CARE EQUIPMENT & SUPPLIES—3.1%
8,848	Teleflex Inc.	3,738
HOTELS, RESTAURANTS & LEISURE—1.1%
12,286	Starbucks Corp.	1,407
INDUSTRIAL CONGLOMERATES—5.2%
18,017	Honeywell International Inc.	4,019
5,040	Roper Technologies Inc.	2,250
		6,269
COMMON STOCKS—Continued
Shares		Value
INSURANCE—3.4%
3,474	Markel Corp.*	$4,087
INTERACTIVE MEDIA & SERVICES—7.8%
2,599	Alphabet Inc. Class C*	6,264
10,017	Facebook Inc.*	3,256
		9,520
INTERNET & DIRECT MARKETING RETAIL—4.5%
1,562	Amazon.com Inc.*	5,416
IT SERVICES—3.0%
15,485	Visa Inc.	3,617
LIFE SCIENCES TOOLS & SERVICES—2.3%
2,159	Mettler-Toledo International Inc.*	2,836
MACHINERY—2.0%
34,162	Fortive Corp.	2,419
MEDIA—2.0%
42,892	Comcast Corp.	2,408
PERSONAL PRODUCTS—1.9%
39,398	Unilever plc ADR (United Kingdom)[1]	2,313
PHARMACEUTICALS—3.2%
23,646	Johnson & Johnson	3,848
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.9%
31,241	Microchip Technology Inc.	4,695
SOFTWARE—15.3%
8,059	Adobe Inc.*	4,097
12,655	Intuit Inc.	5,216
16,561	Microsoft Corp.	4,176
10,948	salesforce.com Inc.*	2,522
17,958	SAP SE ADR (Germany)[1]	2,513
		18,524
SPECIALTY RETAIL—1.4%
3,066	O'Reilly Automotive Inc.*	1,695
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—4.6%
42,315	Apple Inc.	5,563

33

Harbor Strategic Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—2.3%
21,248	NIKE Inc.	$2,818
TOTAL COMMON STOCKS
(Cost $65,500)		120,200
TOTAL INVESTMENTS—99.1%
(Cost $65,500)		120,200
CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		1,089
TOTAL NET ASSETS—100.0%		$121,289

FAIR VALUE MEASUREMENTS
All investments at April 30, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

34

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35

Harbor Domestic Equity Funds
StatementS of Assets and Liabilities—April 30, 2021 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Fund	Harbor Mid Cap Growth Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Value Fund	Harbor Strategic Growth Fund
ASSETS
Investments, at identified cost	$21,129,564	$1,534,440	$42,381	$394,946*	$351,544	$874,289	$1,615,356	$65,500
Investments, at value	$40,435,735	$2,326,769	$49,988	$494,975	$453,534	$1,243,871	$2,656,223	$120,200
Repurchase agreements	—	—	—	8,985	—	—	—	—
Cash	62,567	43,024	1,005	230	11,999	4,707	60,985	1,010
Receivables for:
Investments sold	129,143	—	—	3,085	50	9,596	—	—
Capital shares sold	22,953	2,102	—	460	844	800	2,946	72
Dividends	1,971	1,274	15	25	281	—	321	27
Withholding tax	—	393	—	1	—	—	—	6
Prepaid registration fees	101	62	24	39	29	28	89	32
Prepaid fund insurance	182	9	—	2	2	5	9	1
Other assets	3,745	142	9	76	94	123	167	25
Total Assets	40,656,397	2,373,775	51,041	507,878	466,833	1,259,130	2,720,740	121,373
LIABILITIES
Payables for:
Investments purchased	26,013	6,397	—	230	—	6,767	—	—
Capital shares reacquired	150,733	549	—	206	960	410	1,820	7
Accrued expenses:
Management fees	18,122	1,148	29	298	277	771	1,687	59
12b-1 fees	389	7	—	14	8	2	17	—
Transfer agent fees	2,530	113	2	38	34	67	180	7
Trustees' fees and expenses	4,209	103	—	80	92	135	188	7
Other	1,455	66	7	24	27	46	100	4
Total Liabilities	203,451	8,383	38	890	1,398	8,198	3,992	84
NET ASSETS	$40,452,946	$2,365,392	$51,003	$506,988	$465,435	$1,250,932	$2,716,748	$121,289
Net Assets Consist of:
Paid-in capital	$13,962,876	$1,534,877	$42,892	$330,919	$388,467	$768,338	$1,640,882	$61,756
Total distributable earnings/(loss)	26,490,070	830,515	8,111	176,069	76,968	482,594	1,075,866	59,533
	$40,452,946	$2,365,392	$51,003	$506,988	$465,435	$1,250,932	$2,716,748	$121,289
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$10,568,321	$1,051,407	$28,377	$88,788	$61,287	$448,838	$520,340	$7,015
Shares of beneficial interest[1]	97,459	47,887	2,024	6,294	2,450	23,068	11,512	234
Net asset value per share[2]	$108.44	$21.96	$14.02	$14.11	$25.02	$19.46	$45.20	$30.03
Institutional Class
Net assets	$27,982,189	$1,278,842	$21,834	$352,214	$364,816	$792,837	$2,113,075	$113,496
Shares of beneficial interest[1]	258,170	58,249	1,558	25,107	14,580	40,964	46,777	3,783
Net asset value per share[2]	$108.39	$21.95	$14.01	$14.03	$25.02	$19.35	$45.17	$30.00
Administrative Class
Net assets	$440,372	$3,667	N/A	$5,847	$3,990	$972	$14,894	$41
Shares of beneficial interest[1]	4,186	167	N/A	455	158	56	332	1
Net asset value per share[2]	$105.19	$21.94	N/A	$12.84	$25.33	$17.39	$44.88	$29.95
Investor Class
Net assets	$1,462,064	$31,476	$792	$60,139	$35,342	$8,285	$68,439	$737
Shares of beneficial interest[1]	14,324	1,419	57	4,955	1,412	511	1,559	25
Net asset value per share[2]	$102.07	$22.18	$13.98	$12.14	$25.03	$16.22	$43.91	$29.45

*	Including repurchase agreements
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

36

Harbor Domestic Equity Funds
StatementS of Operations—Period Ended April 30, 2021 (Unaudited)

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Fund	Harbor Mid Cap Growth Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Value Fund	Harbor Strategic Growth Fund
Investment Income
Dividends	$74,272	$15,518	$191	$427	$5,092	$2,495	$12,407	$489
Interest	50	20	—	2	2	7	24	—
Foreign taxes (withheld)	(2,250)	(247)	—	—	(4)	(8)	(1)	—
Total Investment Income	72,072	15,291	191	429	5,090	2,494	12,430	489
Operating Expenses
Management fees	120,984	5,885	120	1,710	1,537	4,469	8,781	350
12b-1 fees:
Administrative Class	571	8	N/A	6	6	1	16	—
Investor Class	1,775	34	1	77	39	10	80	1
Shareholder communications	247	16	3	8	12	10	44	4
Custodian fees	674	27	5	19	11	37	32	6
Transfer agent fees:
Retirement Class	1,059	86	2	8	5	42	45	1
Institutional Class	13,931	535	5	156	164	379	910	55
Administrative Class	229	3	N/A	3	2	1	6	—
Investor Class	1,539	30	1	67	33	9	69	1
Professional fees	845	36	—	8	8	23	40	10
Trustees' fees and expenses	757	32	—	7	7	21	36	2
Registration fees	143	45	21	31	29	32	60	30
Miscellaneous	244	14	4	6	6	11	15	4
Total expenses	142,998	6,751	162	2,106	1,859	5,045	10,134	464
Management fees waived	(11,139)	—	—	(68)	(16)	—	—	—
Transfer agent fees waived	(1,578)	(78)	(1)	(19)	(16)	(47)	(94)	(5)
Other expenses reimbursed	—	(190)	(28)	—	(6)	—	—	(46)
Custodian fees reduction	(1)	—	—	—	—	—	—	—
Net expenses	130,280	6,483	133	2,019	1,821	4,998	10,040	413
Net Investment Income/(Loss)	(58,208)	8,808	58	(1,590)	3,269	(2,504)	2,390	76
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	6,085,693	33,343	663	71,304	(5,633)	159,411	81,694	4,945
In-kind Redemption	1,316,808	—	—	—	—	—	—	—
Foreign currency transactions	(478)	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	796,059	483,002	6,807	21,000	167,737	149,030	679,086	21,695
Translations of assets and liabilities in foreign currencies	(31)	—	—	—	—	—	—	—
Net gain/(loss) on investment transactions	8,198,051	516,345	7,470	92,304	162,104	308,441	760,780	26,640
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,139,843	$525,153	$7,528	$90,714	$165,373	$305,937	$763,170	$26,716
The accompanying notes are an integral part of the Financial Statements.

37

Harbor Domestic Equity Funds
Statements of Changes In Net Assets

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Fund
	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	December 1, 2019[a] through October 31, 2020
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$(58,208)	$(53,535)	$8,808	$14,033	$58	$45
Net realized gain/(loss) on investments	7,402,023	5,943,736	33,343	56,241	663	(189)
Change in net unrealized appreciation/(depreciation) of investments	796,028	5,967,186	483,002	38,926	6,807	800
Net increase/(decrease) in assets resulting from operations	8,139,843	11,857,387	525,153	109,200	7,528	656
Distributions to Shareholders
Retirement Class	(1,223,020)	(618,547)	(23,931)	(5,049)	(55)	(3)
Institutional Class	(3,192,095)	(1,854,118)	(30,955)	(7,208)	(12)	(3)
Administrative Class	(54,446)	(30,561)	(387)	(73)	N/A	N/A
Investor Class	(170,722)	(98,181)	(743)	(132)	—	—
Total distributions to shareholders	(4,640,283)	(2,601,407)	(56,016)	(12,462)	(67)	(6)
Net Increase/(Decrease) Derived from Capital Share Transactions	122,465	(2,136,709)	324,909	207,621	32,528	10,364
Net increase/(decrease) in net assets	3,622,025	7,119,271	794,046	304,359	39,989	11,014
Net Assets
Beginning of period	36,830,921	29,711,650	1,571,346	1,266,987	11,014	—
End of period	$40,452,946	$36,830,921	$2,365,392	$1,571,346	$51,003	$11,014

a	Inception
The accompanying notes are an integral part of the Financial Statements.

38

Harbor Mid Cap Growth Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Value Fund		Harbor Strategic Growth Fund
November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$(1,590)	$(1,680)	$3,269	$10,477	$(2,504)	$(2,717)	$2,390	$9,385	$76	$391
71,304	69,847	(5,633)	(23,673)	159,411	95,253	81,694	(45,312)	4,945	4,310
21,000	39,517	167,737	(90,874)	149,030	119,273	679,086	(36,478)	21,695	8,635
90,714	107,684	165,373	(104,070)	305,937	211,809	763,170	(72,405)	26,716	13,336

(9,924)	(6,194)	(924)	(3,052)	(28,740)	(10,182)	(1,918)	(4,052)	(225)	(98)
(37,666)	(39,106)	(7,543)	(15,499)	(51,890)	(15,950)	(7,391)	(19,292)	(3,609)	(1,932)
(618)	(555)	(109)	(490)	(76)	(17)	(29)	(88)	(1)	—
(8,825)	(4,732)	(617)	(1,653)	(666)	(295)	(86)	(633)	(17)	(6)
(57,033)	(50,587)	(9,193)	(20,694)	(81,372)	(26,444)	(9,424)	(24,065)	(3,852)	(2,036)
132,137	30,686	(30,139)	(236,852)	36,158	75,623	250,396	167,649	(9,483)	(15,442)
165,818	87,783	126,041	(361,616)	260,723	260,988	1,004,142	71,179	13,381	(4,142)

341,170	253,387	339,394	701,010	990,209	729,221	1,712,606	1,641,427	107,908	112,050
$506,988	$341,170	$465,435	$339,394	$1,250,932	$990,209	$2,716,748	$1,712,606	$121,289	$107,908

39

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Fund
	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	December 1, 2019[a] through October 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$1,287,439	$2,114,924	$248,528	$319,834	$21,630	$4,902
Reinvested distributions	1,112,207	551,856	21,377	3,751	55	3
Cost of shares reacquired	(2,303,967)	(2,310,156)	(76,833)	(167,747)	(3,184)	(33)
Net increase/(decrease) in net assets	$95,679	$356,624	$193,072	$155,838	$18,501	$4,872
Institutional Class
Net proceeds from sale of shares	$2,342,812	$4,000,724	$300,802	$426,035	$13,866	$5,116
Reinvested distributions	3,040,583	1,758,584	22,523	5,445	12	2
Cost of shares reacquired	(3,379,546)	(7,160,313)	(183,111)	(366,117)	(10)	(6)
Cost of shares reacquired through in-kind redemption	(2,024,771)	(948,692)	—	—	—	—
Net increase/(decrease) in net assets	$(20,922)	$(2,349,697)	$140,214	$65,363	$13,868	$5,112
Administrative Class
Net proceeds from sale of shares	$95,624	$87,311	$412	$658	N/A	N/A
Reinvested distributions	51,536	28,968	387	73	N/A	N/A
Cost of shares reacquired	(166,191)	(149,315)	(10,432)	(2,003)	N/A	N/A
Net increase/(decrease) in net assets	$(19,031)	$(33,036)	$(9,633)	$(1,272)	N/A	N/A
Investor Class
Net proceeds from sale of shares	$205,899	$270,132	$4,687	$5,661	$296	$394
Reinvested distributions	167,710	96,628	720	130	—	—
Cost of shares reacquired	(306,870)	(477,360)	(4,151)	(18,099)	(137)	(14)
Net increase/(decrease) in net assets	$66,739	$(110,600)	$1,256	$(12,308)	$159	$380

a	Inception
The accompanying notes are an integral part of the Financial Statements.

40

Harbor Mid Cap Growth Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Value Fund		Harbor Strategic Growth Fund
November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$17,441	$25,383	$22,742	$30,057	$43,955	$81,574	$140,490	$156,404	$326	$2,451
9,728	6,194	923	3,047	28,102	9,807	1,312	2,583	225	98
(8,880)	(15,585)	(9,499)	(86,865)	(51,584)	(88,256)	(61,233)	(78,104)	(1,353)	(1,739)
$18,289	$15,992	$14,166	$(53,761)	$20,473	$3,125	$80,569	$80,883	$(802)	$810

$106,144	$85,884	$51,919	$97,779	$78,834	$198,667	$483,828	$506,813	$7,314	$16,227
29,565	27,492	7,300	14,723	49,341	15,322	6,427	16,697	3,446	1,836
(44,651)	(111,020)	(97,151)	(265,068)	(112,493)	(140,747)	(316,513)	(440,065)	(19,567)	(34,343)
—	—	—	—	—	—	—	—	—	—
$91,058	$2,356	$(37,932)	$(152,566)	$15,682	$73,242	$173,742	$83,445	$(8,807)	$(16,280)

$1,585	$336	$1,071	$2,443	$42	$516	$1,882	$5,655	$13	$2
612	542	89	458	76	17	29	86	1	—
(374)	(480)	(4,090)	(13,858)	(192)	(230)	(1,388)	(2,853)	—	—
$1,823	$398	$(2,930)	$(10,957)	$(74)	$303	$523	$2,888	$14	$2

$38,817	$23,374	$7,313	$8,714	$1,650	$5,269	$8,288	$28,011	$146	$168
8,628	4,641	594	1,601	652	294	83	621	17	6
(26,478)	(16,076)	(11,350)	(29,883)	(2,225)	(6,610)	(12,809)	(28,199)	(51)	(147)
$20,967	$11,939	$(3,443)	$(19,568)	$77	$(1,047)	$(4,438)	$433	$112	$27

41

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Fund
	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	December 1, 2019[a] through October 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)
SHARES
Retirement Class
Shares sold	12,127	24,367	12,294	20,337	1,771	491
Shares issued due to reinvestment of distributions	10,669	7,403	1,123	228	4	—
Shares reacquired	(21,611)	(27,474)	(3,851)	(10,280)	(238)	(4)
Net increase/(decrease) in shares outstanding	1,185	4,296	9,566	10,285	1,537	487
Institutional Class
Shares sold	22,065	48,185	14,695	27,030	1,046	513
Shares issued due to reinvestment of distributions	29,172	23,573	1,184	331	1	—
Shares reacquired	(32,137)	(84,852)	(9,114)	(22,489)	(1)	(1)
Shares reacquired through in-kind redemption	(18,836)	(10,241)	—	—	—	—
Net increase/(decrease) in shares outstanding	264	(23,335)	6,765	4,872	1,046	512
Administrative Class
Shares sold	939	1,067	22	42	N/A	N/A
Shares issued due to reinvestment of distributions	508	397	20	4	N/A	N/A
Shares reacquired	(1,609)	(1,777)	(548)	(121)	N/A	N/A
Net increase/(decrease) in shares outstanding	(162)	(313)	(506)	(75)	N/A	N/A
Investor Class
Shares sold	2,061	3,290	226	349	24	44
Shares issued due to reinvestment of distributions	1,706	1,359	37	8	—	—
Shares reacquired	(3,058)	(5,989)	(206)	(1,157)	(10)	(1)
Net increase/(decrease) in shares outstanding	709	(1,340)	57	(800)	14	43

a	Inception
The accompanying notes are an integral part of the Financial Statements.

42

Harbor Mid Cap Growth Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Value Fund		Harbor Strategic Growth Fund
November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

1,248	2,912	1,083	1,582	2,361	6,248	3,437	5,105	12	104
726	662	46	144	1,557	714	33	75	8	4
(650)	(1,469)	(455)	(4,893)	(2,781)	(6,395)	(1,450)	(2,569)	(49)	(76)
1,324	2,105	674	(3,167)	1,137	567	2,020	2,611	(29)	32

7,714	8,232	2,343	6,148	4,259	15,544	11,555	17,130	266	714
2,218	2,950	366	696	2,749	1,120	164	482	128	80
(3,233)	(11,021)	(4,633)	(15,347)	(6,035)	(10,218)	(7,645)	(15,058)	(706)	(1,477)
—	—	—	—	—	—	—	—	—	—
6,699	161	(1,924)	(8,503)	973	6,446	4,074	2,554	(312)	(683)

128	33	50	137	3	44	44	218	—	—
50	63	4	21	5	1	1	3	—	—
(30)	(51)	(187)	(749)	(12)	(18)	(34)	(96)	—	—
148	45	(133)	(591)	(4)	27	11	125	—	—

3,224	2,272	329	490	107	487	205	909	5	8
747	562	30	75	43	25	2	18	1	1
(2,217)	(1,746)	(542)	(1,807)	(145)	(598)	(321)	(1,033)	(2)	(7)
1,754	1,088	(183)	(1,242)	5	(86)	(114)	(106)	4	2

43

Harbor Domestic Equity Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CAPITAL APPRECIATION FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016[f]
	(Unaudited)
Net asset value beginning of period	99.19$	$75.79	$73.98	$75.34	$60.37	$55.79
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.11)	(0.08)	0.13	0.23	0.16	0.05
Net realized and unrealized gain/(loss) on investments	22.12	30.27	8.54	6.50	18.40	4.53
Total from investment operations	22.01	30.19	8.67	6.73	18.56	4.58
Less Distributions
Dividends from net investment income	—	(0.12)	(0.21)	(0.17)	(0.10)	—
Distributions from net realized capital gains	(12.76)	(6.67)	(6.65)	(7.92)	(3.49)	—
Total distributions	(12.76)	(6.79)	(6.86)	(8.09)	(3.59)	—
Net asset value end of period	108.44	99.19	75.79	73.98	75.34	60.37
Net assets end of period (000s)	10,568,321$	$9,549,061	$6,970,617	$5,393,675	$2,892,484	$1,022,839
Ratios and Supplemental Data (%)
Total return[b]	[c]22.71%	42.79%	13.73%	9.50%	32.62%	8.21%[c]
Ratio of total expenses to average net assets^	[d]0.63	0.64	0.63	0.62	0.63	0.65[d]
Ratio of net expenses to average net assets[a]	[d]0.57	0.58	0.58	0.57	0.59	0.59[d]
Ratio of net investment income/(loss) to average net assets[a]	[d](0.21)	(0.09)	0.18	0.30	0.23	0.13[d]
Portfolio turnover	[c]31	51	40	40	52	34[c]

	Administrative Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	96.68$	$74.15	$72.54	$74.08	$59.50	$64.51
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.28)	(0.34)	(0.09)	(0.01)	(0.04)	(0.06)
Net realized and unrealized gain/(loss) on investments	21.55	29.54	8.35	6.39	18.11	(0.84)
Total from investment operations	21.27	29.20	8.26	6.38	18.07	(0.90)
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains	(12.76)	(6.67)	(6.65)	(7.92)	(3.49)	(4.11)
Total distributions	(12.76)	(6.67)	(6.65)	(7.92)	(3.49)	(4.11)
Net asset value end of period	105.19	96.68	74.15	72.54	74.08	59.50
Net assets end of period (000s)	440,372$	$420,324	$345,550	$448,241	$493,860	$555,665
Ratios and Supplemental Data (%)
Total return[b]	[c]22.52%	42.32%	13.35%	9.16%	32.20%	(1.48)%
Ratio of total expenses to average net assets^	[d]0.96	0.97	0.96	0.95	0.96	0.94
Ratio of net expenses to average net assets[a]	[d]0.90	0.91	0.91	0.90	0.90	0.89
Ratio of net investment income/(loss) to average net assets[a]	[d](0.54)	(0.41)	(0.13)	(0.01)	(0.06)	(0.11)
Portfolio turnover	[c]31	51	40	40	52	34
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

44

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
99.18$	$75.78	$73.97	$75.32	$60.36	$65.27

(0.16)	(0.14)	0.08	0.18	0.13	0.09
22.13	30.26	8.53	6.50	18.38	(0.84)
21.97	30.12	8.61	6.68	18.51	(0.75)

—	(0.05)	(0.15)	(0.11)	(0.06)	(0.05)
(12.76)	(6.67)	(6.65)	(7.92)	(3.49)	(4.11)
(12.76)	(6.72)	(6.80)	(8.03)	(3.55)	(4.16)
108.39	99.18	75.78	73.97	75.32	60.36
27,982,189$	$25,579,181	$21,311,587	$22,366,214	$23,896,840	$21,608,221

[c]22.67%	42.68%	13.63%	9.44%	32.52%	(1.23)%
[d]0.71	0.72	0.71	0.70	0.71	0.69
[d]0.65	0.66	0.66	0.65	0.65	0.64
[d](0.29)	(0.16)	0.11	0.23	0.20	0.15
[c]31	51	40	40	52	34

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
94.19$	$72.48	$71.15	$72.88	$58.66	$63.73

(0.33)	(0.43)	(0.17)	(0.10)	(0.11)	(0.13)
20.97	28.81	8.15	6.29	17.82	(0.83)
20.64	28.38	7.98	6.19	17.71	(0.96)

—	—	—	—	—	—
(12.76)	(6.67)	(6.65)	(7.92)	(3.49)	(4.11)
(12.76)	(6.67)	(6.65)	(7.92)	(3.49)	(4.11)
102.07	94.19	72.48	71.15	72.88	58.66
1,462,064$	$1,282,355	$1,083,896	$1,327,790	$1,531,809	$1,540,557

[c]22.44%	42.15%	13.21%	9.03%	32.04%	(1.60)%
[d]1.08	1.09	1.08	1.07	1.08	1.06
[d]1.02	1.03	1.03	1.02	1.02	1.01
[d](0.66)	(0.53)	(0.25)	(0.13)	(0.17)	(0.22)
[c]31	51	40	40	52	34

45

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR LARGE CAP VALUE FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016[f]
	(Unaudited)
Net asset value beginning of period	17.11$	$16.33	$14.37	$14.87	$12.32	$10.94
Income from Investment Operations
Net investment income/(loss)[a,e]	0.09	0.18	0.18	0.17	0.12	0.12
Net realized and unrealized gain/(loss) on investments	5.36	0.76	2.17	(0.13)	3.00	1.33
Total from investment operations	5.45	0.94	2.35	0.04	3.12	1.45
Less Distributions
Dividends from net investment income	(0.08)	(0.16)	(0.16)	(0.13)	(0.14)	(0.07)
Distributions from net realized capital gains	(0.52)	—	(0.23)	(0.41)	(0.43)	—
Total distributions	(0.60)	(0.16)	(0.39)	(0.54)	(0.57)	(0.07)
Net asset value end of period	21.96	17.11	16.33	14.37	14.87	12.32
Net assets end of period (000s)	1,051,407$	$655,562	$457,908	$313,721	$143,966	$3,822
Ratios and Supplemental Data (%)
Total return[b]	[c]32.40%	5.80%	16.92%	0.18%	26.08%	13.24%[c]
Ratio of total expenses to average net assets^	[d]0.64	0.64	0.65	0.64	0.64	0.67[d]
Ratio of net expenses to average net assets[a]	[d]0.61	0.61	0.61	0.60	0.60	0.63[d]
Ratio of net investment income/(loss) to average net assets[a]	[d]0.95	1.08	1.19	1.12	0.83	1.46[d]
Portfolio turnover	[c]7	26	11	15	16	34[c]

	Administrative Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	17.11$	$16.33	$14.36	$14.84	$12.30	$12.15
Income from Investment Operations
Net investment income/(loss)[a,e]	0.07	0.13	0.14	0.13	0.10	0.13
Net realized and unrealized gain/(loss) on investments	5.33	0.75	2.17	(0.15)	2.99	0.63
Total from investment operations	5.40	0.88	2.31	(0.02)	3.09	0.76
Less Distributions
Dividends from net investment income	(0.05)	(0.10)	(0.11)	(0.05)	(0.12)	(0.10)
Distributions from net realized capital gains	(0.52)	—	(0.23)	(0.41)	(0.43)	(0.51)
Total distributions	(0.57)	(0.10)	(0.34)	(0.46)	(0.55)	(0.61)
Net asset value end of period	21.94	17.11	16.33	14.36	14.84	12.30
Net assets end of period (000s)	3,667$	$11,502	$12,195	$15,460	$53,006	$9,361
Ratios and Supplemental Data (%)
Total return[b]	[c]32.07%	5.42%	16.60%	(0.23)%	25.77%	6.77%
Ratio of total expenses to average net assets^	[d]0.97	0.97	0.98	0.97	0.97	0.96
Ratio of net expenses to average net assets[a]	[d]0.94	0.94	0.94	0.93	0.93	0.93
Ratio of net investment income/(loss) to average net assets[a]	[d]0.69	0.78	0.91	0.84	0.70	1.09
Portfolio turnover	[c]7	26	11	15	16	34
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

46

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
17.11$	$16.33	$14.37	$14.87	$12.32	$12.16

0.09	0.17	0.17	0.16	0.15	0.16
5.34	0.76	2.17	(0.13)	2.97	0.64
5.43	0.93	2.34	0.03	3.12	0.80

(0.07)	(0.15)	(0.15)	(0.12)	(0.14)	(0.13)
(0.52)	—	(0.23)	(0.41)	(0.43)	(0.51)
(0.59)	(0.15)	(0.38)	(0.53)	(0.57)	(0.64)
21.95	17.11	16.33	14.37	14.87	12.32
1,278,842$	$880,755	$761,262	$605,040	$498,360	$310,127

[c]32.29%	5.72%	16.83%	0.11%	26.00%	7.14%
[d]0.72	0.72	0.73	0.72	0.72	0.72
[d]0.69	0.69	0.69	0.68	0.68	0.68
[d]0.87	1.02	1.12	1.05	1.10	1.32
[c]7	26	11	15	16	34

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
17.28$	$16.48	$14.49	$14.99	$12.42	$12.25

0.05	0.11	0.12	0.11	0.10	0.11
5.41	0.76	2.19	(0.14)	2.99	0.66
5.46	0.87	2.31	(0.03)	3.09	0.77

(0.04)	(0.07)	(0.09)	(0.06)	(0.09)	(0.09)
(0.52)	—	(0.23)	(0.41)	(0.43)	(0.51)
(0.56)	(0.07)	(0.32)	(0.47)	(0.52)	(0.60)
22.18	17.28	16.48	14.49	14.99	12.42
31,476$	$23,527	$35,622	$45,548	$71,374	$57,716

[c]32.08%	5.32%	16.39%	(0.27)%	25.52%	6.80%
[d]1.08	1.09	1.10	1.09	1.09	1.09
[d]1.06	1.06	1.06	1.05	1.05	1.05
[d]0.51	0.67	0.79	0.70	0.75	0.94
[c]7	26	11	15	16	34

47

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP FUND
	Retirement Class		Institutional Class		Investor Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,	6-Month Period Ended April 30, 2021	Year Ended October 31,	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020[j]		2020[j]		2020[j]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	10.57$	$—	10.56$	$—	10.54$	$—
Income from Investment Operations
Net investment income/(loss)[a,e]	0.03	0.05	0.01	0.04	*—	0.01
Net realized and unrealized gain/(loss) on investments	3.45	10.53	3.46	10.53	3.44	10.53
Total from investment operations	3.48	10.58	3.47	10.57	3.44	10.54
Less Distributions
Dividends from net investment income	(0.03)	(0.01)	(0.02)	(0.01)	—	—*
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.03)	(0.01)	(0.02)	(0.01)	—	—*
Net asset value end of period	14.02	10.57	14.01	10.56	13.98	10.54
Net assets end of period (000s)	28,377$	$5,148	21,834$	$5,411	792$	$455
Ratios and Supplemental Data (%)
Total return[b]	[c]32.87%	5.86%[c]	[c]32.80%	5.75%[c]	[c]32.64%	5.42%[c]
Ratio of total expenses to average net assets^	[d]0.98	2.29[d]	[d]1.06	2.37[d]	[d]1.43	2.74[d]
Ratio of net expenses to average net assets[a]	[d]0.80	0.80[d]	[d]0.88	0.88[d]	[d]1.25	1.25[d]
Ratio of net investment income/(loss) to average net assets[a]	[d]0.43	0.54[d]	[d]0.23	0.46[d]	[d](0.04)	0.07[d]
Portfolio turnover	[c]7	9[c]	[c]7	9[c]	[c]7	9[c]
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

48

[THIS PAGE INTENTIONALLY LEFT BLANK]

49

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP GROWTH FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016[f]
	(Unaudited)
Net asset value beginning of period	12.93$	$10.91	$10.88	$11.25	$8.58	$7.76
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.04)	(0.06)	(0.04)	(0.03)	0.01	(0.03)
Net realized and unrealized gain/(loss) on investments	3.15	4.25	1.85	0.88	2.66	0.85
Total from investment operations	3.11	4.19	1.81	0.85	2.67	0.82
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains	(1.93)	(2.17)	(1.78)	(1.22)	—	—
Total distributions	(1.93)	(2.17)	(1.78)	(1.22)	—	—
Net asset value end of period	14.11	12.93	10.91	10.88	11.25	8.58
Net assets end of period (000s)	88,788$	$64,242	$31,265	$144,137	$127,446	$2,718
Ratios and Supplemental Data (%)
Total return[b]	[c]24.85%	46.03%	21.38%	8.02%	31.12%	(10.57)%[c]
Ratio of total expenses to average net assets^	[d]0.81	0.83	0.82	0.80	0.81	0.81[d]
Ratio of net expenses to average net assets[a]	[d]0.77	0.79	0.81	0.80	0.81	0.80[d]
Ratio of net investment income/(loss) to average net assets[a]	[d](0.58)	(0.53)	(0.37)	(0.28)	0.07	(0.45)[d]
Portfolio turnover	[c]49	113	70	85	87	84[c]

	Administrative Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	11.93$	$10.26	$10.37	$10.81	$8.27	$9.45
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.06)	(0.08)	(0.06)	(0.06)	(0.04)	(0.05)
Net realized and unrealized gain/(loss) on investments	2.90	3.92	1.73	0.84	2.58	(0.03)
Total from investment operations	2.84	3.84	1.67	0.78	2.54	(0.08)
Less Distributions
Dividends from net investment income	—	—	—	—	—	(0.04)
Distributions from net realized capital gains	(1.93)	(2.17)	(1.78)	(1.22)	—	(1.06)
Total distributions	(1.93)	(2.17)	(1.78)	(1.22)	—	(1.10)
Net asset value end of period	12.84	11.93	10.26	10.37	10.81	8.27
Net assets end of period (000s)	5,847$	$3,666	$2,687	$26,936	$110,114	$175,211
Ratios and Supplemental Data (%)
Total return[b]	[c]24.65%	45.42%	21.04%	7.68%	30.71%	(0.91)%
Ratio of total expenses to average net assets^	[d]1.14	1.16	1.15	1.13	1.13	1.10
Ratio of net expenses to average net assets[a]	[d]1.10	1.12	1.14	1.12	1.12	1.10
Ratio of net investment income/(loss) to average net assets[a]	[d](0.91)	(0.84)	(0.66)	(0.55)	(0.45)	(0.57)
Portfolio turnover	[c]49	113	70	85	87	84
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

50

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
12.87$	$10.88	$10.86	$11.24	$8.58	$9.76

(0.05)	(0.06)	(0.05)	(0.04)	(0.01)	(0.03)
3.14	4.22	1.85	0.88	2.67	(0.03)
3.09	4.16	1.80	0.84	2.66	(0.06)

—	—	—	—	—	(0.06)
(1.93)	(2.17)	(1.78)	(1.22)	—	(1.06)
(1.93)	(2.17)	(1.78)	(1.22)	—	(1.12)
14.03	12.87	10.88	10.86	11.24	8.58
352,214$	$236,863	$198,544	$158,680	$145,914	$303,802

[c]24.80%	45.84%	21.32%	7.94%	31.00%	(0.60)%
[d]0.89	0.91	0.90	0.88	0.88	0.86
[d]0.85	0.87	0.89	0.87	0.87	0.85
[d](0.66)	(0.58)	(0.48)	(0.36)	(0.14)	(0.31)
[c]49	113	70	85	87	84

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
11.37$	$9.88	$10.07	$10.54	$8.07	$9.24

(0.06)	(0.09)	(0.08)	(0.08)	(0.04)	(0.05)
2.76	3.75	1.67	0.83	2.51	(0.04)
2.70	3.66	1.59	0.75	2.47	(0.09)

—	—	—	—	—	(0.02)
(1.93)	(2.17)	(1.78)	(1.22)	—	(1.06)
(1.93)	(2.17)	(1.78)	(1.22)	—	(1.08)
12.14	11.37	9.88	10.07	10.54	8.07
60,139$	$36,399	$20,891	$16,929	$20,121	$17,167

[c]24.62%	45.32%	20.83%	7.57%	30.61%	(1.05)%
[d]1.25	1.28	1.27	1.25	1.25	1.22
[d]1.21	1.24	1.26	1.24	1.24	1.22
[d](1.02)	(0.96)	(0.85)	(0.72)	(0.48)	(0.68)
[c]49	113	70	85	87	84

51

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP VALUE FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016[f]
	(Unaudited)
Net asset value beginning of period	16.83$	$20.82	$21.39	$23.33	$20.17	$18.36
Income from Investment Operations
Net investment income/(loss)[a,e]	0.18	0.43	0.48	0.50	0.40	0.28
Net realized and unrealized gain/(loss) on investments	8.50	(3.73)	0.47	(1.52)	3.43	1.53
Total from investment operations	8.68	(3.30)	0.95	(1.02)	3.83	1.81
Less Distributions
Dividends from net investment income	(0.49)	(0.54)	(0.37)	(0.33)	(0.36)	—
Distributions from net realized capital gains	—	(0.15)	(1.15)	(0.59)	(0.31)	—
Total distributions	(0.49)	(0.69)	(1.52)	(0.92)	(0.67)	—
Net asset value end of period	25.02	16.83	20.82	21.39	23.33	20.17
Net assets end of period (000s)	61,287$	$29,897	$102,945	$103,552	$89,942	$14,999
Ratios and Supplemental Data (%)
Total return[b]	[c]52.29%	(16.55)%	5.53%	(4.75)%	19.22%	9.86%[c]
Ratio of total expenses to average net assets^	[d]0.81	0.82	0.80	0.79	0.80	0.82[d]
Ratio of net expenses to average net assets[a]	[d]0.79	0.80	0.77	0.76	0.77	0.79[d]
Ratio of net investment income/(loss) to average net assets[a]	[d]1.64	2.39	2.39	2.15	1.79	2.11[d]
Portfolio turnover	[c]7	4	11	24	22	18[c]

	Administrative Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	16.98$	$20.98	$21.52	$23.47	$20.30	$20.40
Income from Investment Operations
Net investment income/(loss)[a,e]	0.15	0.36	0.42	0.43	0.34	0.40
Net realized and unrealized gain/(loss) on investments	8.59	(3.77)	0.48	(1.54)	3.45	0.07
Total from investment operations	8.74	(3.41)	0.90	(1.11)	3.79	0.47
Less Distributions
Dividends from net investment income	(0.39)	(0.44)	(0.29)	(0.25)	(0.31)	(0.22)
Distributions from net realized capital gains	—	(0.15)	(1.15)	(0.59)	(0.31)	(0.35)
Total distributions	(0.39)	(0.59)	(1.44)	(0.84)	(0.62)	(0.57)
Net asset value end of period	25.33	16.98	20.98	21.52	23.47	20.30
Net assets end of period (000s)	3,990$	$4,945	$18,508	$42,557	$48,809	$40,992
Ratios and Supplemental Data (%)
Total return[b]	[c]52.07%	(16.85)%	5.19%	(5.06)%	18.84%	2.54%
Ratio of total expenses to average net assets^	[d]1.14	1.15	1.13	1.12	1.12	1.11
Ratio of net expenses to average net assets[a]	[d]1.12	1.13	1.10	1.08	1.09	1.09
Ratio of net investment income/(loss) to average net assets[a]	[d]1.40	1.98	2.08	1.83	1.51	2.03
Portfolio turnover	[c]7	4	11	24	22	18
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

52

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
16.83$	$20.82	$21.38	$23.33	$20.17	$20.27

0.17	0.40	0.47	0.49	0.39	0.44
8.49	(3.73)	0.47	(1.54)	3.43	0.08
8.66	(3.33)	0.94	(1.05)	3.82	0.52

(0.47)	(0.51)	(0.35)	(0.31)	(0.35)	(0.27)
—	(0.15)	(1.15)	(0.59)	(0.31)	(0.35)
(0.47)	(0.66)	(1.50)	(0.90)	(0.66)	(0.62)
25.02	16.83	20.82	21.38	23.33	20.17
364,816$	$277,767	$520,629	$714,309	$739,122	$600,800

[c]52.18%	(16.64)%	5.48%	(4.85)%	19.16%	2.81%
[d]0.89	0.90	0.88	0.87	0.87	0.86
[d]0.87	0.88	0.85	0.83	0.84	0.84
[d]1.62	2.25	2.33	2.09	1.76	2.28
[c]7	4	11	24	22	18

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
16.80$	$20.78	$21.31	$23.23	$20.09	$20.19

0.13	0.34	0.39	0.40	0.31	0.37
8.49	(3.74)	0.48	(1.53)	3.41	0.08
8.62	(3.40)	0.87	(1.13)	3.72	0.45

(0.39)	(0.43)	(0.25)	(0.20)	(0.27)	(0.20)
—	(0.15)	(1.15)	(0.59)	(0.31)	(0.35)
(0.39)	(0.58)	(1.40)	(0.79)	(0.58)	(0.55)
25.03	16.80	20.78	21.31	23.23	20.09
35,342$	$26,785	$58,928	$82,539	$110,094	$152,358

[c]51.87%	(16.94)%	5.08%	(5.20)%	18.71%	2.45%
[d]1.25	1.27	1.25	1.24	1.24	1.23
[d]1.23	1.25	1.22	1.20	1.21	1.21
[d]1.26	1.89	1.95	1.71	1.40	1.92
[c]7	4	11	24	22	18

53

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016[f]
	(Unaudited)
Net asset value beginning of period	15.91$	$13.18	$14.39	$15.08	$11.95	$10.72
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.03)	(0.04)	(0.01)	(0.05)	(0.04)	(0.02)
Net realized and unrealized gain/(loss) on investments	4.88	3.25	1.56	0.82	3.23	1.25
Total from investment operations	4.85	3.21	1.55	0.77	3.19	1.23
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains	(1.30)	(0.48)	(2.76)	(1.46)	(0.06)	—
Total distributions	(1.30)	(0.48)	(2.76)	(1.46)	(0.06)	—
Net asset value end of period	19.46	15.91	13.18	14.39	15.08	11.95
Net assets end of period (000s)	448,838$	$348,997	$281,603	$306,026	$189,516	$54,634
Ratios and Supplemental Data (%)
Total return[b]	[c]31.10%	24.93%	16.23%	5.11%	26.78%	11.47%[c]
Ratio of total expenses to average net assets^	[d]0.79	0.81	0.80	0.79	0.79	0.81[d]
Ratio of net expenses to average net assets[a]	[d]0.78	0.80	0.80	0.79	0.79	0.80[d]
Ratio of net investment income/(loss) to average net assets[a]	[d](0.37)	(0.27)	(0.12)	(0.33)	(0.26)	(0.27)[d]
Portfolio turnover	[c]41	95	74	99	83	89[c]

	Administrative Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	14.36$	$11.98	$13.39	$14.17	$11.30	$13.04
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.06)	(0.08)	(0.05)	(0.09)	(0.07)	(0.05)
Net realized and unrealized gain/(loss) on investments	4.39	2.94	1.40	0.77	3.00	(0.11)
Total from investment operations	4.33	2.86	1.35	0.68	2.93	(0.16)
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains	(1.30)	(0.48)	(2.76)	(1.46)	(0.06)	(1.58)
Total distributions	(1.30)	(0.48)	(2.76)	(1.46)	(0.06)	(1.58)
Net asset value end of period	17.39	14.36	11.98	13.39	14.17	11.30
Net assets end of period (000s)	972$	$866	$395	$769	$719	$686
Ratios and Supplemental Data (%)
Total return[b]	[c]30.82%	24.49%	15.87%	4.76%	26.02%	(1.29)%
Ratio of total expenses to average net assets^	[d]1.12	1.14	1.13	1.12	1.11	1.10
Ratio of net expenses to average net assets[a]	[d]1.11	1.13	1.12	1.11	1.10	1.10
Ratio of net investment income/(loss) to average net assets[a]	[d](0.69)	(0.62)	(0.44)	(0.65)	(0.56)	(0.46)
Portfolio turnover	[c]41	95	74	99	83	89
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

54

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
15.84$	$13.13	$14.35	$15.06	$11.94	$13.65

(0.04)	(0.05)	(0.03)	(0.06)	(0.04)	(0.02)
4.85	3.24	1.57	0.81	3.22	(0.11)
4.81	3.19	1.54	0.75	3.18	(0.13)

—	—	—	—	—	—
(1.30)	(0.48)	(2.76)	(1.46)	(0.06)	(1.58)
(1.30)	(0.48)	(2.76)	(1.46)	(0.06)	(1.58)
19.35	15.84	13.13	14.35	15.06	11.94
792,837$	$633,535	$440,553	$400,389	$509,889	$523,888

[c]30.98%	24.87%	16.18%	4.97%	26.72%	(0.99)%
[d]0.87	0.89	0.88	0.87	0.86	0.85
[d]0.86	0.88	0.87	0.86	0.85	0.85
[d](0.45)	(0.35)	(0.20)	(0.40)	(0.30)	(0.21)
[c]41	95	74	99	83	89

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
13.47$	$11.28	$12.79	$13.62	$10.84	$12.59

(0.06)	(0.08)	(0.06)	(0.11)	(0.08)	(0.06)
4.11	2.75	1.31	0.74	2.92	(0.11)
4.05	2.67	1.25	0.63	2.84	(0.17)

—	—	—	—	—	—
(1.30)	(0.48)	(2.76)	(1.46)	(0.06)	(1.58)
(1.30)	(0.48)	(2.76)	(1.46)	(0.06)	(1.58)
16.22	13.47	11.28	12.79	13.62	10.84
8,285$	$6,811	$6,670	$7,076	$7,913	$8,401

[c]30.78%	24.32%	15.81%	4.58%	26.29%	(1.44)%
[d]1.24	1.26	1.25	1.24	1.23	1.22
[d]1.23	1.25	1.24	1.23	1.22	1.22
[d](0.81)	(0.71)	(0.57)	(0.77)	(0.67)	(0.58)
[c]41	95	74	99	83	89

55

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016[f]
	(Unaudited)
Net asset value beginning of period	31.65$	$33.55	$33.60	$36.16	$27.29	$23.91
Income from Investment Operations
Net investment income/(loss)[a,e]	0.06	0.21	0.21	0.17	0.06	0.05
Net realized and unrealized gain/(loss) on investments	13.69	(1.59)	2.84	(1.98)	8.94	3.33
Total from investment operations	13.75	(1.38)	3.05	(1.81)	9.00	3.38
Less Distributions
Dividends from net investment income	(0.20)	(0.20)	(0.15)	(0.06)	(0.13)	—
Distributions from net realized capital gains	—	(0.32)	(2.95)	(0.69)	—	—
Total distributions	(0.20)	(0.52)	(3.10)	(0.75)	(0.13)	—
Net asset value end of period	45.20	31.65	33.55	33.60	36.16	27.29
Net assets end of period (000s)	520,340$	$300,473	$230,861	$155,036	$57,196	$2,529
Ratios and Supplemental Data (%)
Total return[b]	[c]43.48%	(4.22)%	10.98%	(5.18)%	33.06%	14.14%[c]
Ratio of total expenses to average net assets^	[d]0.79	0.80	0.80	0.79	0.81	0.82[d]
Ratio of net expenses to average net assets[a]	[d]0.78	0.80	0.80	0.79	0.81	0.81[d]
Ratio of net investment income/(loss) to average net assets[a]	[d]0.27	0.67	0.67	0.45	0.17	0.27[d]
Portfolio turnover	[c]10	17	27	22	8	10[c]

	Administrative Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	31.41$	$33.30	$33.36	$35.97	$27.16	$26.07
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.01)	0.10	0.11	0.06	(0.02)	0.05
Net realized and unrealized gain/(loss) on investments	13.57	(1.57)	2.82	(1.98)	8.88	1.93
Total from investment operations	13.56	(1.47)	2.93	(1.92)	8.86	1.98
Less Distributions
Dividends from net investment income	(0.09)	(0.10)	(0.04)	—	(0.05)	—
Distributions from net realized capital gains	—	(0.32)	(2.95)	(0.69)	—	(0.89)
Total distributions	(0.09)	(0.42)	(2.99)	(0.69)	(0.05)	(0.89)
Net asset value end of period	44.88	31.41	33.30	33.36	35.97	27.16
Net assets end of period (000s)	14,894$	$10,082	$6,537	$7,253	$4,462	$1,360
Ratios and Supplemental Data (%)
Total return[b]	[c]43.23%	(4.54)%	10.59%	(5.50)%	32.67%	7.93%
Ratio of total expenses to average net assets^	[d]1.12	1.13	1.13	1.12	1.13	1.11
Ratio of net expenses to average net assets[a]	[d]1.11	1.13	1.12	1.11	1.12	1.11
Ratio of net investment income/(loss) to average net assets[a]	[d](0.05)	0.32	0.35	0.16	(0.05)	0.21
Portfolio turnover	[c]10	17	27	22	8	10
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

56

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
31.63$	$33.53	$33.57	$36.14	$27.27	$26.21

0.04	0.18	0.19	0.15	0.08	0.12
13.67	(1.58)	2.84	(2.00)	8.90	1.92
13.71	(1.40)	3.03	(1.85)	8.98	2.04

(0.17)	(0.18)	(0.12)	(0.03)	(0.11)	(0.09)
—	(0.32)	(2.95)	(0.69)	—	(0.89)
(0.17)	(0.50)	(3.07)	(0.72)	(0.11)	(0.98)
45.17	31.63	33.53	33.57	36.14	27.27
2,113,075$	$1,350,681	$1,346,098	$1,149,857	$1,081,412	$738,705

[c]43.43%	(4.33)%	10.91%	(5.28)%	33.00%	8.18%
[d]0.87	0.88	0.88	0.87	0.88	0.86
[d]0.86	0.88	0.87	0.86	0.87	0.86
[d]0.20	0.59	0.60	0.40	0.24	0.48
[c]10	17	27	22	8	10

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
30.71$	$32.56	$32.68	$35.29	$26.65	$25.63

(0.03)	0.07	0.08	0.01	(0.05)	0.03
13.28	(1.55)	2.75	(1.93)	8.71	1.88
13.25	(1.48)	2.83	(1.92)	8.66	1.91

(0.05)	(0.05)	—	—	(0.02)	—
—	(0.32)	(2.95)	(0.69)	—	(0.89)
(0.05)	(0.37)	(2.95)	(0.69)	(0.02)	(0.89)
43.91	30.71	32.56	32.68	35.29	26.65
68,439$	$51,370	$57,931	$70,819	$37,548	$17,775

[c]43.18%	(4.67)%	10.48%	(5.60)%	32.49%	7.79%
[d]1.24	1.25	1.25	1.24	1.25	1.23
[d]1.23	1.25	1.24	1.23	1.24	1.23
[d](0.15)	0.23	0.24	0.03	(0.16)	0.10
[c]10	17	27	22	8	10

57

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR STRATEGIC GROWTH FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,				Year Ended June 30,
		2020	2019	2018	2017[h]	2017[g]
	(Unaudited)
Net asset value beginning of period	24.67$	$22.31	$19.65	$18.86	$17.67	$16.76
Income from Investment Operations
Net investment income/(loss)[a,e]	0.03	0.09	0.12	0.07	0.05	0.03
Net realized and unrealized gain/(loss) on investments	6.24	2.69	3.10	1.11	1.14	0.88
Total from investment operations	6.27	2.78	3.22	1.18	1.19	0.91
Less Distributions
Dividends from net investment income	(0.12)	(0.11)	(0.08)	(0.04)	—	—
Distributions from net realized capital gains	(0.79)	(0.31)	(0.48)	(0.35)	—	—
Total distributions	(0.91)	(0.42)	(0.56)	(0.39)	—	—
Proceeds from redemption fees	N/A	N/A	N/A	N/A	N/A	N/A
Net asset value end of period	30.03	24.67	22.31	19.65	18.86	17.67
Net assets end of period (000s)	7,015$	$6,488	$5,152	$3,584	$435	$316
Ratios and Supplemental Data (%)
Total return[b]	[c]25.84%	12.60%	17.04%	6.34%	6.73%[c]	5.43%[c]
Ratio of total expenses to average net assets^	[d]0.72	0.72	0.71	0.76	1.10[d]	1.52[d]
Ratio of net expenses to average net assets[a]	[d]0.63	0.63	0.63	0.62	0.62[d]	0.62[d]
Ratio of net investment income/(loss) to average net assets[a]	[d]0.21	0.40	0.60	0.33	0.42[d]	0.58[d]
Portfolio turnover	[c]5	22	26	15	9[c]	21[c]

	Administrative Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,				Year Ended June 30,
		2020	2019	2018	2017[h]	2017[g]
	(Unaudited)
Net asset value beginning of period	24.58$	$22.24	$19.58	$18.82	$17.65	$16.76
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.02)	0.02	0.05	0.01	0.01	0.01
Net realized and unrealized gain/(loss) on investments	6.23	2.67	3.10	1.10	1.16	0.88
Total from investment operations	6.21	2.69	3.15	1.11	1.17	0.89
Less Distributions
Dividends from net investment income	(0.05)	(0.04)	(0.01)	—	—	—
Distributions from net realized capital gains	(0.79)	(0.31)	(0.48)	(0.35)	—	—
Total distributions	(0.84)	(0.35)	(0.49)	(0.35)	—	—
Net asset value end of period	29.95	24.58	22.24	19.58	18.82	17.65
Net assets end of period (000s)	41$	$22	$18	$16	$12	$11
Ratios and Supplemental Data (%)
Total return[b]	[c]25.62%	12.21%	16.70%	5.96%	6.63%[c]	5.31%[c]
Ratio of total expenses to average net assets^	[d]1.05	1.05	1.04	1.09	1.43[d]	1.93[d]
Ratio of net expenses to average net assets[a]	[d]0.96	0.96	0.96	0.95	0.95[d]	0.95[d]
Ratio of net investment income/(loss) to average net assets[a]	[d](0.14)	0.08	0.26	0.03	0.10[d]	0.19[d]
Portfolio turnover	[c]5	22	26	15	9[c]	21[c]
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

58

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,				Year Ended June 30,
	2020	2019	2018	2017[h]	2017	2016
(Unaudited)
24.64$	$22.28	$19.63	$18.85	$17.66	$15.54	$15.39

0.02	0.08	0.11	0.06	0.03	0.12	0.03
6.23	2.68	3.08	1.11	1.16	2.22	0.63
6.25	2.76	3.19	1.17	1.19	2.34	0.66

(0.10)	(0.09)	(0.06)	(0.04)	—	(0.11)	(0.01)
(0.79)	(0.31)	(0.48)	(0.35)	—	(0.11)	(0.50)
(0.89)	(0.40)	(0.54)	(0.39)	—	(0.22)	(0.51)
N/A	N/A	N/A	N/A	N/A	—*	—*
30.00	24.64	22.28	19.63	18.85	17.66	15.54
113,496$	$100,895	$106,463	$66,197	$56,026	$31,866	$25,388

[c]25.77%	12.54%	16.91%	6.26%	6.74%[c]	15.21%	4.44%
[d]0.80	0.80	0.79	0.84	1.18[d]	1.48	1.74
[d]0.71	0.71	0.71	0.70	0.70[d]	0.83	0.90
[d]0.13	0.35	0.51	0.28	0.29[d]	0.71	0.19
[c]5	22	26	15	9[c]	21	40

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,				Year Ended June 30,
	2020	2019	2018	2017[h]	2017[g]
(Unaudited)
24.17$	$21.87	$19.54	$18.81	$17.64	$16.76

(0.03)	(0.01)	0.03	(0.02)	0.02	0.01
6.12	2.63	2.79	1.10	1.15	0.87
6.09	2.62	2.82	1.08	1.17	0.88

(0.02)	(0.01)	(0.01)	—	—	—
(0.79)	(0.31)	(0.48)	(0.35)	—	—
(0.81)	(0.32)	(0.49)	(0.35)	—	—
29.45	24.17	21.87	19.54	18.81	17.64
737$	$503	$417	$322	$75	$22

[c]25.55%	12.12%	14.99%	5.80%	6.63%[c]	5.25%[c]
[d]1.16	1.17	1.16	1.21	1.55[d]	2.03[d]
[d]1.08	1.08	1.08	1.07	1.07[d]	1.07[d]
[d](0.24)	(0.04)	0.14	(0.11)	0.05[d]	0.13[d]
[c]5	22	26	15	9[c]	21[c]

59

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on daily average shares outstanding during the period
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period March 6, 2017 (commencement of operations) through June 30, 2017
h	For the period July 1, 2017 through October 31, 2017
i	For the period December 1, 2019 (inception) through October 31, 2020
The accompanying notes are an integral part of the Financial Statements.

60

Harbor Domestic Equity Funds
Notes to Financial Statements—April 30, 2021 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2021, the Trust consists of 36 separate portfolios. The portfolios covered by this report are: Harbor Capital Appreciation Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Fund, Harbor Mid Cap Growth Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Value Fund, and Harbor Strategic Growth Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Reorganization
Harbor Small Cap Growth Opportunities Fund (the “Target Fund”), a series of the Trust, was reorganized with and into Harbor Small Cap Growth Fund the (“the Acquiring Fund”), also a series of the Trust (the “Reorganization”) effective May 15, 2020 (the “Reorganization Date”). The Reorganization was accomplished by the transfer of the assets and the liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund, the pro-rata distribution of such shares to the shareholders of the Target Fund, and liquidation and termination of the Target Fund on the Reorganization Date.
The following table shows by each share class the number of shares and value of the Acquiring Fund that was exchanged for shares of the Target Fund outstanding as of the Reorganization Date. The Acquiring Fund Shares Exchanged and related Value noted below are included in the Net proceeds from sale of shares and Shares sold in the Acquiring Fund’s Statement of Changes in Net Assets.
Share Class	Acquiring Fund Shares Exchanged (000s)	Acquiring Fund Exchanged Shares Value (000s)	Target Fund Outstanding Shares (000s)
Retirement Class	2,471	$31,052	3,746
Institutional Class	8,331	104,255	12,622
Administrative Class	16	184	23
Investor Class	24	255	32
 Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at

61

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.

62

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–
Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.

The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities (except for premiums on certain callable debt securities that are amortized to the earliest call date) using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Expenses
Expenses are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.

63

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2017–2019), including all positions expected to be taken upon filing the 2020 tax return (if applicable), in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Foreign Currency Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
Foreign currency contracts are marked-to-market daily and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the period, Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, and Harbor Small Cap Growth Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at period end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.

64

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to a Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, a Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to a Fund. A counterparty’s default may cause a Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the period, Harbor Mid Cap Growth Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.
 Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the period ended April 30, 2021 are as follows:
	Purchases (000s)	Sales (000s)
Harbor Capital Appreciation Fund	$12,440,860	$14,122,712*
Harbor Large Cap Value Fund	442,089	139,171
Harbor Mid Cap Fund	33,759	1,995
Harbor Mid Cap Growth Fund	288,057	212,434
Harbor Mid Cap Value Fund	29,522	73,614
Harbor Small Cap Growth Fund	476,336	513,054
Harbor Small Cap Value Fund	472,072	213,620
Harbor Strategic Growth Fund	6,203	15,947

*	Sales for this Fund include $2,016,142 in connection with in-kind redemptions of the Fund’s capital shares.
In-Kind Redemption Transactions
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, a Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such Fund-level gains and losses on in-kind redemptions are not taxable to shareholders. For the period ended April 30, 2021, and the year ended October 31, 2020, Harbor Capital Appreciation Fund realized gains of $1,316,808,000 and $654,292,000, respectively, upon the disposition of portfolio securities in connection with in-kind redemptions of the Fund’s shares.

65

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Capital Appreciation Fund	0.60%[a]	0.54%
Harbor Large Cap Value Fund	0.60[b]	0.60
Harbor Mid Cap Fund	0.75	0.75
Harbor Mid Cap Growth Fund	0.75[c]	0.72
Harbor Mid Cap Value Fund	0.75[d]	0.74
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75
Harbor Strategic Growth Fund	0.60	0.60

a
The Adviser has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and
$20 billion and 0.53% on assets over $20 billion through February 28, 2022.

b	The management fee rate is 0.60% on assets up to $4 billion and 0.55% on assets over $4 billion.
c	The Adviser has contractually agreed to reduce the management fee to 0.72% through February 28, 2022.
d	The Adviser has contractually agreed to reduce the management fee to 0.70% on assets between $350 million and $1 billion and 0.65% on assets over $1 billion through February 28, 2022.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the period, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor Large Cap Value Fund[2]	0.61%	0.69%	0.94%	1.05%	02/28/2022
Harbor Mid Cap Fund[2]	0.80	0.88	1.13	1.24	02/28/2022
Harbor Mid Cap Value Fund[1]	0.77	0.85	1.10	1.21	02/28/2022
Harbor Strategic Growth Fund[2]	0.63	0.71	0.96	1.07	02/28/2022

[1]	The operating expense limitation for the Fund was effective March 1, 2021.
[2]
For the period November 1, 2020 through February 28, 2021, the operating expense limitation for the Investor Class for Harbor Large Cap Value Fund, Harbor Mid Cap
Fund and Harbor Strategic Growth Fund were 1.06%, 1.25% and 1.08%, respectively.

All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than

66

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class[1]	0.21% of the average daily net assets of all Investor Class shares

1	For the period November 1, 2020 through February 28, 2021, Harbor Services Group received compensation up to 0.22% for the Investor Class.
Harbor Services Group voluntarily waived a portion of its transfer agent fees during the period ended April 30, 2021. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the period, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
As of April 30, 2021, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor Capital Appreciation Fund	35,505	—	—	—	35,505	0.0%
Harbor Large Cap Value Fund	82,824	—	—	—	82,824	0.1
Harbor Mid Cap Fund	483,245	474,659	N/A	3,001	960,905	26.4
Harbor Mid Cap Growth Fund	163,800	—	—	—	163,800	0.4
Harbor Mid Cap Value Fund	76,118	—	—	—	76,118	0.4
Harbor Small Cap Growth Fund	87,565	—	—	—	87,565	0.1
Harbor Small Cap Value Fund	35,308	—	—	—	35,308	0.1
Harbor Strategic Growth Fund	35,977	318,449	660	—	355,086	8.8

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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
 NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation as of April 30, 2021 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Capital Appreciation Fund	$21,129,564	$19,427,607	$(121,436)	$19,306,171
Harbor Large Cap Value Fund*	1,534,440	794,340	(2,011)	792,329
Harbor Mid Cap Fund	42,381	7,692	(85)	7,607
Harbor Mid Cap Growth Fund	394,946	114,946	(5,932)	109,014
Harbor Mid Cap Value Fund*	351,544	140,965	(38,975)	101,990
Harbor Small Cap Growth Fund*	874,289	391,847	(22,539)	369,308
Harbor Small Cap Value Fund*	1,615,356	1,067,628	(26,761)	1,040,867
Harbor Strategic Growth Fund	65,500	54,700	—	54,700

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.

 Note 6—Legal Proceedings
Tribune Company
Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.

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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 6—Legal Proceedings—Continued
All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. The plaintiffs appealed. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal, affirming the district court’s dismissal of those lawsuits. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, as amended (the “Bankruptcy Code”), their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. Plaintiffs sought rehearing en banc, which the Second Circuit denied. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision, which the shareholder defendants opposed. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the court issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The motion was denied on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Harbor Mid Cap Value Fund. Defendants filed an opposition to the certiorari petition on August 26, 2020, and Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Supreme Court denied the petition for certiorari on April 19, 2021.
On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss and denied plaintiff’s request to amend the complaint. The Court’s order was not immediately appealable. On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still pending appeal, discussed above. On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation within the following two months. On April 9, 2019, the plaintiff filed a motion to amend the complaint to add constructive fraudulent conveyance claims under federal law against certain shareholder defendants. The court denied the motion to amend on April 23, 2019. On June 13, 2019, the court entered judgment pursuant to Federal Rule of Civil Procedure 54(b). On July 12, 2019, Plaintiff filed a notice of appeal with respect to the dismissal of his intentional fraudulent conveyance claim and the District Court’s denial of his motion for leave to amend. Plaintiff filed an opening brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff’s reply brief was filed on May 18, 2020. The Court held oral argument on August 24, 2020.

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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 6—Legal Proceedings—Continued
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299,000. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.
 Note 7—Subsequent Events
At the meeting of the Board of Trustees held on May 17, 2021, the Board of Trustees approved a change in Harbor Mid Cap Growth Fund’s name and principal investment strategy, together with certain related changes. Effective on or about September 1, 2021, the Fund will be renamed Harbor Disruptive Innovation Fund. Additional information related to these changes can be found in the supplement to the Fund’s prospectus filed with the SEC on May 19, 2021.
Through the date the financial statements were issued, there were no other subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.

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Harbor Domestic Equity Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020 through April 30, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021
Harbor Capital Appreciation Fund
Retirement Class	0.57%
Actual		$3.15	$1,000	$1,227.10
Hypothetical (5% return)		2.86	1,000	1,021.90
Institutional Class	0.65%
Actual		$3.58	$1,000	$1,226.70
Hypothetical (5% return)		3.26	1,000	1,021.49
Administrative Class	0.90%
Actual		$4.96	$1,000	$1,225.20
Hypothetical (5% return)		4.51	1,000	1,020.22
Investor Class	1.02%
Actual		$5.63	$1,000	$1,224.40
Hypothetical (5% return)		5.11	1,000	1,019.61

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Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021
Harbor Large Cap Value Fund
Retirement Class	0.61%
Actual		$3.51	$1,000	$1,324.00
Hypothetical (5% return)		3.06	1,000	1,021.69
Institutional Class	0.69%
Actual		$3.97	$1,000	$1,322.90
Hypothetical (5% return)		3.46	1,000	1,021.29
Administrative Class	0.94%
Actual		$5.41	$1,000	$1,320.70
Hypothetical (5% return)		4.71	1,000	1,020.02
Investor Class	1.06%
Actual		$6.10	$1,000	$1,320.80
Hypothetical (5% return)		5.31	1,000	1,019.41
Harbor Mid Cap Fund
Retirement Class	0.80%
Actual		$4.62	$1,000	$1,328.70
Hypothetical (5% return)		4.01	1,000	1,020.73
Institutional Class	0.88%
Actual		$5.08	$1,000	$1,328.00
Hypothetical (5% return)		4.41	1,000	1,020.32
Investor Class	1.25%
Actual		$7.21	$1,000	$1,326.40
Hypothetical (5% return)		6.26	1,000	1,018.44
Harbor Mid Cap Growth Fund
Retirement Class	0.77%
Actual		$4.29	$1,000	$1,248.50
Hypothetical (5% return)		3.86	1,000	1,020.88
Institutional Class	0.85%
Actual		$4.74	$1,000	$1,248.00
Hypothetical (5% return)		4.26	1,000	1,020.47
Administrative Class	1.10%
Actual		$6.12	$1,000	$1,246.50
Hypothetical (5% return)		5.51	1,000	1,019.20
Investor Class	1.21%
Actual		$6.74	$1,000	$1,246.20
Hypothetical (5% return)		6.06	1,000	1,018.65
Harbor Mid Cap Value Fund
Retirement Class	0.79%
Actual		$4.94	$1,000	$1,522.90
Hypothetical (5% return)		3.96	1,000	1,020.78
Institutional Class	0.87%
Actual		$5.43	$1,000	$1,521.80
Hypothetical (5% return)		4.36	1,000	1,020.37
Administrative Class	1.12%
Actual		$6.99	$1,000	$1,520.70
Hypothetical (5% return)		5.61	1,000	1,019.10
Investor Class	1.23%
Actual		$7.68	$1,000	$1,518.70
Hypothetical (5% return)		6.16	1,000	1,018.54

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Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021
Harbor Small Cap Growth Fund
Retirement Class	0.78%
Actual		$4.47	$1,000	$1,311.00
Hypothetical (5% return)		3.91	1,000	1,020.83
Institutional Class	0.86%
Actual		$4.92	$1,000	$1,309.80
Hypothetical (5% return)		4.31	1,000	1,020.42
Administrative Class	1.11%
Actual		$6.35	$1,000	$1,308.20
Hypothetical (5% return)		5.56	1,000	1,019.15
Investor Class	1.23%
Actual		$7.04	$1,000	$1,307.80
Hypothetical (5% return)		6.16	1,000	1,018.54
Harbor Small Cap Value Fund
Retirement Class	0.78%
Actual		$4.71	$1,000	$1,434.80
Hypothetical (5% return)		3.91	1,000	1,020.83
Institutional Class	0.86%
Actual		$5.19	$1,000	$1,434.30
Hypothetical (5% return)		4.31	1,000	1,020.42
Administrative Class	1.11%
Actual		$6.69	$1,000	$1,432.30
Hypothetical (5% return)		5.56	1,000	1,019.15
Investor Class	1.23%
Actual		$7.42	$1,000	$1,431.80
Hypothetical (5% return)		6.16	1,000	1,018.54
Harbor Strategic Growth Fund
Retirement Class	0.63%
Actual		$3.52	$1,000	$1,258.40
Hypothetical (5% return)		3.16	1,000	1,021.59
Institutional Class	0.71%
Actual		$3.97	$1,000	$1,257.70
Hypothetical (5% return)		3.56	1,000	1,021.19
Administrative Class	0.96%
Actual		$5.37	$1,000	$1,256.20
Hypothetical (5% return)		4.81	1,000	1,019.92
Investor Class	1.08%
Actual		$6.04	$1,000	$1,255.50
Hypothetical (5% return)		5.41	1,000	1,019.31

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Harbor Domestic Equity Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
 Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
 Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
 ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE DOMESTIC EQUITY FUNDS
The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At a meeting of the Board held on February 19 and 20, 2021 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital, the adviser to each Fund, and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Capital Appreciation Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Fund, Harbor Mid Cap Growth Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Value Fund and Harbor Strategic Growth Fund (each a “Fund” and, collectively, the “Funds”).
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by Harbor Capital and each Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of Harbor Capital and the Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by Harbor Capital and each Subadviser. These materials included a comprehensive written response from Harbor Capital to a 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees. The Trustees also discussed with representatives of Harbor Capital, at the Meeting and at prior meetings, Harbor Funds’ operations and Harbor Capital’s ability, consistent with the “manager-of-managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate. The Trustees specifically considered Harbor Capital’s history as a manager-of-managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and Harbor Capital had determined that a change in subadviser was in the best interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if Harbor Capital were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

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Harbor Domestic Equity Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of each Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements and Subadvisory Agreements were the following:
•
The nature, extent, and quality of the services provided by Harbor Capital and each Subadviser, including the background, education, expertise and experience of the investment professionals of Harbor Capital and each Subadviser providing services to the Funds;
•
The favorable history, reputation, qualifications and background of Harbor Capital and each Subadviser, as well as the qualifications of their respective personnel;
•
The profitability of Harbor Capital with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•
The fees charged by Harbor Capital and Subadvisers for investment advisory and subadvisory services, respectively, including, in each case, the portion of the fee to be retained by Harbor Capital, after payment of the Subadviser’s fee, for the investment advisory and related services, including investment, business, legal, compliance, financial and administrative services, that Harbor Capital provides;
•
The extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•
The fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•
The short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and Harbor Capital’s efforts to address circumstances of underperformance where applicable;
•
The compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds;
•
Any “fall out” benefits that might inure to Harbor Capital and its affiliates as a result of their relationship with the Funds;
•
Information received at regular meetings throughout the year related to Fund performance and services rendered by Harbor Capital, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•
Information contained in materials provided by Harbor Capital and compiled by Broadridge as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of the Investor Class) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•
Information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.

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Harbor Domestic Equity Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by Harbor Capital and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted Harbor Capital with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of Harbor Capital and each Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of Harbor Capital’s services in light of the Board’s experience with Harbor Capital, as well as materials provided by Harbor Capital concerning the financial and other resources devoted by Harbor Capital to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that Harbor Capital has the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager-of-managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor Capital Appreciation Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Strategic Growth Fund at meetings of the Board held in 2020. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from Harbor Capital data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also reviewed certain Investor Class comparative fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Capital Appreciation Fund. The Trustees considered Harbor Capital Appreciation Fund (inception date December 29, 1987) and its Institutional Class performance in relation to its Broadridge universe, noting that according to the Broadridge data, the Fund had outperformed its group and universe medians for the one-, three- and five-year periods ended December 31, 2020. The Fund’s one-, three- and five-year rolling returns as of December 31, 2020 each ranked in the first quartile, according to Morningstar. The Trustees also considered that the Fund had outperformed its primary benchmark, the Russell 1000® Growth Index, for the one-, three- and five-year periods ended December 31, 2020.
The Trustees considered the expertise of Jennison Associates LLC (“Jennison”) in managing assets generally and specifically with respect to the Fund’s asset class, noting that Jennison managed approximately $83.5 billion in assets in this asset class, out of a firm-wide total of approximately $224.3 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class, noting that one was a founding member of Jennison.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $36.88 billion, showed that the Fund’s contractual management fee was above the group median for the Institutional Class. The actual total expense ratio for the Institutional Class of the Fund, however, was below both the group and universe medians. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.

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Harbor Domestic Equity Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Harbor Large Cap Value Fund. The Trustees considered Harbor Large Cap Value Fund (inception date December 29, 1987), noting the Fund’s Institutional Class outperformance relative to both its group and universe medians for the one-, three- and five-year periods ended December 31, 2020, according to Broadridge data. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns each ranked in the first quartile for the periods ended December 31, 2020. The Trustees also noted that the Fund had outperformed its benchmark, the Russell 1000® Value Index, for the one-, three- and five-year periods ended December 31, 2020.
The Trustees considered the expertise of Aristotle Capital Management, LLC (“Aristotle”) in managing assets generally and in the large cap value asset class specifically, noting that Aristotle managed approximately $37.2 billion in assets in the value equity strategy used by the Fund, out of a firm-wide total of approximately $40.0 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.58 billion, showed the Fund’s management fee was below the group median for the Institutional Class, and the actual total expense ratio for the Fund’s Institutional Class was below its group median and above its universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.
Harbor Mid Cap Fund. The Trustees considered Harbor Mid Cap Fund (inception date December 1, 2019), noting the Fund’s outperformance relative to its Broadridge group and universe medians for the one-year and since inception periods ended December 31, 2020. According to the Morningstar data presented, the Fund’s one -year and since inception rolling returns each ranked in the first quartile for the period ended December 31, 2020. The Trustees also considered the fact that the Fund outperformed its benchmark, the Russell Midcap® Index, for the one-year and since inception periods ended December 31, 2020. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of EARNEST Partners LLC (“EARNEST”) in managing assets generally and in the mid cap asset class specifically, noting that EARNEST managed approximately $1.4 billion in assets in this asset class, out of a firm-wide total of approximately $25.9 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio manager in this asset class, noting that he is the founder of EARNEST.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group median and above the universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Mid Cap Growth Fund. The Trustees considered Harbor Mid Cap Growth Fund (inception date November 1, 2000), noting that, according to the Broadridge report, the Fund’s Institutional Class had outperformed its Broadridge group and universe medians for the one-, three- and five-year periods ended December 31, 2020. The Trustees considered the fact that, in comparison to its universe of other mid cap growth funds, as identified by Morningstar, the Fund’s one-, three- and five-year rolling returns each ranked in the first quartile as of December 31, 2020. The Trustees also considered that the Fund had outperformed its benchmark, the Russell Midcap® Growth Index, for the one-, three- and five-year periods ended December 31, 2020.
The Trustees considered the expertise of Wellington Management Company LLP (“Wellington”) in managing assets generally and in the mid cap growth asset class specifically, noting that Wellington managed approximately $3.1 billion in assets in this asset class (as of September 30, 2020), out of a firm-wide total of approximately $1.3 trillion in assets under management. The Trustees noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $350 million, showed that the Fund’s contractual management fee was below the group median for the Institutional Class. The Broadridge data also showed that the actual total expense ratio for the Fund’s Institutional Class was below the group median and above the universe median. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in managing the Fund was not excessive.

77

Harbor Domestic Equity Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Harbor Mid Cap Value Fund. The Trustees considered Harbor Mid Cap Value Fund (inception date March 1, 2002), noting the Fund’s Institutional Class performance was below its Broadridge group and universe medians for the one-, three- and five-year periods ended December 31, 2020. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns each ranked in the fourth quartile for the periods ended December 31, 2020. The Trustees considered the fact that the Fund had underperformed its benchmark, the Russell Midcap® Value Index, for the one-, three- and five-year periods ended December 31, 2020.
The Trustees considered the expertise of LSV Asset Management (“LSV”) in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $2.2 billion in assets in this asset class, out of a firm-wide total of approximately $104.3 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class, noting that one of the portfolio managers was a founding partner of LSV.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $350 million, showed the Fund’s management fee was below the group median for the Institutional Class. The Broadridge data also showed that the actual total expense ratio for the Fund’s Institutional Class was above the group and universe medians. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver arrangement and to an additional expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.
Harbor Small Cap Growth Fund. The Trustees considered Harbor Small Cap Growth Fund (inception date November 1, 2000), noting that according to the Broadridge report, the Fund’s Institutional Class outperformed its group and universe medians for the one-, three- and five-year periods ended December 31, 2020. The Morningstar data presented ranked each of the Fund’s one-, three- and five-year rolling returns as of December 31, 20120 in the second quartile. The Trustees also considered the fact that Harbor Small Cap Growth Fund had outperformed its benchmark, the Russell 2000® Growth Index, for the one-, three- and five-year periods ended December 31, 2020.
The Trustees considered the expertise of Westfield Capital Management Company, L.P. (“Westfield”) in managing assets generally and in the small cap growth asset class specifically, noting that Westfield managed approximately $2.5 billion in assets in this asset class, out of a firm-wide total of approximately $17.1 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.0 billion, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Broadridge group and universe median expense ratios. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Small Cap Value Fund. The Trustees considered Harbor Small Cap Value Fund (inception date December 14, 2001), noting the Fund’s outperformance relative to its Broadridge group and universe medians for the one-, three- and five-year periods ended December 31, 2020. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns each ranked in the first quartile for the periods ended December 31, 2020. The Trustees also considered the fact that the Fund outperformed its benchmark, the Russell 2000® Value Index, for the one-, three- and five-year periods ended December 31, 2020.
The Trustees considered the expertise of EARNEST Partners LLC (“EARNEST”) in managing assets generally and in the small cap value asset class specifically, noting that EARNEST managed approximately $5.9 billion in assets in this asset class, out of a firm-wide total of approximately $25.9 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio manager in this asset class, noting that he is the founder of EARNEST.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.73 billion, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Strategic Growth Fund. The Trustees considered Harbor Strategic Growth Fund (inception date March 1, 2017) and its Institutional Class performance (including predecessor fund performance) in relation to its Broadridge universe and group for the one-, three- and five-year periods ended December 31, 2020, noting that Harbor Strategic Growth Fund had underperformed its group and universe medians for those periods. The Fund’s one-, three- and five-year rolling returns as of December 31, 2020 each ranked in the fourth quartile, according to Morningstar. The Trustees also considered that the Fund had underperformed its benchmark, the Russell 1000® Growth Index, for the one-, three- and five-year periods ended December 31, 2020.

78

Harbor Domestic Equity Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees considered the expertise of Mar Vista Investment Partners, LLC (“Mar Vista”) in managing assets generally and specifically with respect to the Fund’s asset class, noting that Mar Vista had approximately $4.9 billion in assets under advisement in this asset class, out of a firm-wide total of approximately $5.7 billion in assets under advisement. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class, noting that Mar Vista had also managed the predecessor fund since 2011, prior to its reorganization into Harbor Strategic Growth Fund.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $125 million, showed that the Fund’s contractual management fee was below the group median for the Institutional Class. The actual total expense ratio for the Institutional Class of the Fund was below the group median and equal to the universe median. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
The Trustees also separately considered the allocation between Harbor Capital and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by Harbor Capital relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between Harbor Capital and the Subadviser.
Profitability
The Trustees also considered Harbor Capital’s profitability in operating each of the Funds (as well as on a fund complex-wide basis) as presented by Harbor Capital, and the allocation methodology used by Harbor Capital to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for Harbor Capital to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering Harbor Capital’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by Harbor Capital and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of Harbor Capital. The Trustees also noted that Harbor Capital was, in certain cases, waiving a portion of its advisory fee and/or paying or reimbursing a portion of Fund expenses. The Trustees determined that Harbor Capital’s profitability in operating each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that Harbor Capital’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
 Review of Liqudity Risk Management Program
The Trust has adopted pursuant to Rule 22e-4 under the Investment Company Act (“Rule 22e-4”) a Liquidity Risk Management Program (the “Program”) for the Funds. The Board has designated a committee of Harbor Capital employees as the Program Administrator.
The Program is designed to assess and manage each Fund’s liquidity risk. For purposes of Rule 22e-4, “liquidity risk” is defined as the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. Components of the Program include: (i) periodic assessment of each Fund’s liquidity risk based on certain factors; (ii) classification of each Fund’s holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid and Illiquid) that reflect an estimate of liquidity under current market conditions; (iii) to the extent a Fund does not invest

79

Harbor Domestic Equity Funds
Additional Information—Continued

Review of Liqudity Risk Management Program—Continued
primarily in Highly Liquid investments, establishment of an appropriate Highly Liquid Investment Minimum (“HLIM”) (as defined in Rule 22e-4) for such Fund and ongoing monitoring of the Fund’s net assets to assess compliance with the Fund’s HLIM; (iv) a limit on the ability of a Fund to acquire illiquid investments in excess of 15% of the Fund’s net assets; and (v) periodic reporting to the Board.
At a meeting held on November 10, 2020, the Board of Trustees reviewed the operation and effectiveness of the Program for the period beginning October 1, 2019 and ending September 30, 2020 (the “period”). At the November 10, 2020 meeting, the Board reviewed a report prepared by, and received a presentation from, the Program Administrator regarding the operation of the Program, its adequacy, and the effectiveness of its implementation during the period. The Program Administrator’s report included, among other things, a review of: (i) the operation of the Program overall during the period, which included a period of increased market volatility related to the COVID-19 pandemic in the first half of 2020; (ii) the activities conducted by the Program Administrator with respect to the Program; (iii) the level of portfolio investments classified into each of the four liquidity categories and the services provided by the third-party vendor engaged by the Trust to facilitate such classification with respect to certain of the Funds; and (iv) the most recent liquidity risk assessment for the Funds conducted by the Program Administrator in accordance with Rule 22e-4. Based upon its review, the Program Administrator determined that the Program was adequate and effective in facilitating the Funds’ compliance with Rule 22e-4 during the period.

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111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.SAR.DE.0421

Semi-Annual Report
April 30, 2021
Harbor Robeco Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	HRERX	HRETX	HREAX	HRENX
Harbor Robeco Global Conservative Equities Fund	HRGTX	HRGIX	HRGDX	HRGNX
Harbor Robeco International Conservative Equities Fund	HRIRX	HRIEX	HRIMX	HRIVX
Harbor Robeco US Conservative Equities Fund	HRURX	HRUNX	HRUAX	HRUVX
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	HRMEX	HRMTX	HRMNX	HRMOX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
Looking back on the past two calendar quarters reveals a tale of two markets. After a strong summer market rally, volatility reemerged last fall, due to continuing investor concerns about the pandemic, increasing political rhetoric, and other geopolitical events. However, the resolution of the presidential election, new vaccine approvals/rollouts, along with the passage of two U.S. fiscal stimulus packages, led to improved investor sentiment and appetite for risk that generated an equity market rally that continued through the first quarter of 2021—although at a slower pace than in the fourth quarter of 2020. U.S. and global equity markets produced positive total returns over the six-month period ended April 30, 2021. The S&P 500 added to its strong performance of 12.15% in the fourth quarter, with a return of 6.17% in the first quarter, outperforming the MSCI EAFE (ND) and the MSCI Emerging Markets (ND) Indexes, which returned 3.38% and 2.29%, respectively, for the first quarter.
Beginning late last fall, we saw a pronounced reversal from a growth-driven to a value-driven equity market, and this rotation has persisted through the first quarter. The market rotation occurred globally—in the U.S., developed, and emerging equity markets—by style (cyclical/value outperformed growth), by market cap (small cap outperformed large cap), and by factor (momentum reversed, while beta remained strong).
Prior to the fourth quarter, U.S. growth-oriented stocks were the dominant outperformers by a large margin, with value-oriented names trading at huge discounts. However, by late in the year and moving through the first quarter, value outperformed growth, with the Russell 3000® Value Index beating the Russell 3000® Growth Index by the widest margin since the first quarter of 2001. Cyclical industries (e.g., oil & gas, machinery, construction materials, and metals & mining), along with the Energy and Financials sectors, took center stage. In contrast, the Information Technology, Consumer Staples, and Healthcare sectors retreated. While large caps have been in favor in past years (FAANG stocks etc.) and still remain ahead over trailing three- and five-year periods, the trend reversed over the six-month reporting period, which saw small caps outperforming. The bond markets took a hit, as investors shifted to equities in anticipation of a broader economic recovery, and the yield curve steepened at the long end. The yield on 10-year Treasuries rose from 0.78% after the election to 1.74% in March—one of the most significant moves in decades.
As economies around the world have begun to reopen, and markets have rallied, the focus is shifting from fear to cautious optimism. Growth in the U.S. gross domestic product (GDP) over the past two quarters reflects the long-hoped-for economic recovery now underway, the reopening of businesses, and the massive government response to the COVID-19 pandemic. GDP grew by 4.3% in the fourth quarter and by an estimated 6.4% in the first quarter. The Biden administration passed the $1.9 trillion American Rescue Plan, although without a single Republican vote. Its proposals for still more fiscal stimulus (the American Jobs Plan at $2.3 trillion and the American Families Plan at $1.8 trillion) will have to pass the gauntlet of a divided Congress; the scope, size, and timing of those plans will no doubt undergo protracted negotiations.
Harbor expects that volatility will remain elevated for the foreseeable future. But we also believe there are thoughtful, practical solutions to manage volatility and enable investors to reach their long-term goals. Our subadvisers are active portfolio managers who remain focused on uncovering opportunities and skillfully executing their strategies to deliver shareholder value in a climate of economic and geopolitical uncertainty, unprecedented health challenges, and financial market volatility. We believe that thoughtful, active management and adherence to enduring investment principles such as diversification, discipline, and a long-term view, will stand the test of time.
Over the past year, we have seen massive disruptions and challenges that have taken a severe toll on human lives. But the human spirit has remained resilient through it all. We believe there is now more reason for cautious optimism than fear as we look ahead.
At a meeting of the Board of Trustees held on May 12, 2021, the Board of Trustees voted to liquidate and dissolve the Harbor Robeco Emerging Markets Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, Harbor Robeco US Conservative Equities Fund, and Harbor Robeco Emerging Markets Active Equities Fund. The liquidation of the Funds occurred on June 15, 2021.
I hope you and your families stay safe through this difficult time. Thank you for your confidence and continued investment in Harbor Funds.
June 22, 2021

Charles F. McCain
Chairman
1

Harbor  Robeco Conservative Equity Funds
Manager’s Commentary (Unaudited)

Subadviser
Robeco Institutional Asset Management US Inc.
230 Park Avenue
Suite 3330
New York, NY 10169
Portfolio Managers
Pim van Vliet, PhD
Since 2019
Arlette van Ditshuizen
Since 2019
Maarten Polfliet, CEFA
Since 2019
Jan Sytze Mosselaar, CFA
Since 2019
Arnoud Klep
Since 2019
Yaowei Xu*
Since 2019
Robeco Institutional Asset Management US Inc. has subadvised the Fund since 2019.
Investment Objective
The Funds seek long-term growth of capital.
Pim van Vliet, PhD

Arlette van Ditshuizen

Maarten Polfliet, CEFA

Jan Sytze Mosselaar, CFA

Arnoud Klep

Yaowei Xu

Management’s Discussion of
Fund Performance
Market Review
Global equities posted strong returns in the last quarter of 2020. The main driver behind this year-end rally was the Pfizer vaccine announcement on November 9, which also sparked a style rotation with cyclical, beaten-down value stocks such as banks, oil companies and travel industry stocks showing a sharp recovery, especially in Europe. In this way, the Financials and Energy sectors recovered some of their previous steep losses due to the effects of the pandemic, which resulted in lower oil prices and lower interest rates in the first half of 2020. Defensive sectors such as Consumer Staples, Real Estate and Utilities lagged in this bullish end to a remarkable year. As a result of these sector patterns, small cap and value strategies made a strong comeback. Because of the cyclical value rally that started in November and the cyclical growth rally in October and December, the low-risk factor lagged significantly in the fourth quarter of 2020.
In the first quarter of 2021, “reflation trade” was the name of the game, with investors banking on a path to normalization, helped by the global vaccination programs, the new Biden $1.9 trillion stimulus and the proposed $2 trillion infrastructure plan. A renewed optimism sparked large inflows into equity funds and very active trading behavior from retail investors. Yields went up significantly, also impacted by rising inflation expectations, which illustrates how the market has been focused on a reopening of the global economy. Within developed equity markets, cyclicals outperformed defensive stocks. Especially cyclical value stocks such as banks and oil companies continued to rise, reinforcing the value recovery which started in November. In contrast, defensive sectors such as Utilities, Health Care and Consumer Staples lagged, leading to a weak performance of the low-risk factor.
As for the Emerging Markets, in the first quarter of 2021, the rally of the large Taiwanese tech stocks continued as earnings were revised upwards, but investors fell out of love with Chinese online platform stocks such as JD.com, Pinduoduo, Meituan, Tal Education and New Oriental Education (the latter sold off on potential new online regulation). The South African market rebounded as chemicals giant Sasol recovered some of its previous heavy losses, while other large commodity stocks such as Lukoil and Vale profited from the reflation theme. The Brazilian market remains under pressure, as COVID-19 continues to hit the country hard. Moreover, Petrobras lost significant market value as the company clashed with the government on fuel price policies. From a factor perspective, the weakest Q1 2020 factors made the biggest rebound in Q1 2021. Small caps, high-yielding and value stocks profited from the broader reflation trade with investors banking on the path to normalization. The momentum factor ended the quarter negatively as it is heavy on the Chinese platform stocks.
April will not be remembered as an eventful month for equities, as investors are awaiting more earnings results and the looming reopening of the world economy. The MSCI World (ND) Index and the S&P 500 Index did not experience a single day with a loss higher than 1%, while the MSCI Emerging Markets (ND) Index had just one, on the last business day of the month. The faltering value rally, as the rise in oil and interest rates halted, and the stellar earnings figures for Big Tech caused a mild factor rotation. Momentum and quality stocks were stronger than value and high dividend stocks. Amazon, Facebook, Alphabet,

*	Yaowei Xu Co-Manages the Harbor Robeco Emerging Markets Conservative Equities Fund only
2

Harbor  Robeco Conservative Equity Funds
Manager’s Commentary—Continued

Visa and NVIDIA showed double-digit returns, while Intel fell 10% after its earnings release. Japan was the weakest large country index as index heavyweights Toyota and Sony both fell. Emerging Markets equities underperformed Developed Markets equities as several large index stocks such as Samsung, Taiwan Semi, Hon Hai Precision Industries, Alibaba and JD.com showed unexciting to negative returns.
Performance
Emerging Markets Conservative Equities
Harbor Robeco Emerging Conservative Equities Fund returned 22.49% (Retirement Class), 22.29% (Institutional Class) and 22.08% (Investor Class) while the MSCI Emerging Markets (ND) Index returned 22.95% for the six-month period ended April 30, 2021. Therefore, the Fund underperformed its reference index over this period. The main reason for underperformance was the negative returns of the low-risk factor, which is the primary performance driver of the strategy. Momentum and valuation factors had a muted impact on returns.
Sector attribution during the period was highlighted by positive allocation effects and negative selection effects. The largest positive allocation effects came from an underweight in Consumer Discretionary stocks. Selection within this sector was also the largest positive contributor. On the other hand, selection within Materials and Health Care sectors contributed most negatively, while in terms of countries selection within Taiwan and Brazil were the largest negative contributors.
Global Conservative Equities
Harbor Robeco Global Conservative Equities Fund returned 17.05% (Retirement Class), 16.95% (Institutional Class) and 16.71% (Investor Class) while the MSCI World (ND) Index returned 29.10% for the six-month period ended April 30, 2021. Regrettably, the Fund underperformed over this period. The main reason for underperformance was the negative returns of the low-risk factor, which is the primary performance driver of the strategy. Momentum and valuation factors had a muted impact on returns.
Positive contributions came from holding several consumer and tech stocks that showed decent earnings growth but are trading at less demanding valuation levels than Big Tech and high-flying internet stocks. In terms of sectors, both allocation and selection contributed negatively, although weak selection was the primary reason for the underperformance. The largest negative contributions came from selection within the Consumer, Financial and Communication Services sectors, whereas the strategy did relatively well within Information Technology and Materials. In terms of countries, allocation effects had a muted impact, while selection was particularly weak in the United States and the United Kingdom.
International Conservative Equities
Harbor Robeco International Conservative Equities Fund returned 17.47% (Retirement Class), 17.51% (Institutional Class) and 17.34% (Investor Class) while the MSCI EAFE (ND) Index returned 28.84% for the six-month period ended April 30, 2021. Regrettably, the Fund underperformed over this period. The main reason for underperformance was the negative returns of the low-risk factor, which is the primary performance driver of the strategy. The valuation factors had a positive impact on returns, but this was almost perfectly offset by a weak performance of the momentum factor in international markets.
In terms of sectors, both allocation and selection contributed negatively, although weak selection was the primary reason for the underperformance. The largest negative contributions came from selection within Consumer and Financial sectors, whereas the strategy did relatively well within Utilities. In terms of countries, allocation effects had a relatively small negative impact, while selection was particularly weak in Japan and the United Kingdom.
US Conservative Equities
Harbor Robeco US Conservative Equities Fund returned 21.21% (Retirement Class), 21.26%% (Institutional Class) and 21.05% (Investor Class) while the S&P 500 Index returned 28.85% for the six-month period ended April 30, 2021. Regrettably, the Fund underperformed over this period. The main reason for underperformance was the negative returns of the low-risk factor, which is the primary performance driver of the strategy. The valuation and momentum factors had positive impacts on returns, but were not enough to offset the negative contribution of the low-risk factor.
The weak relative performance can be attributed to both poor allocation and selection within sectors. In terms of allocations, the largest negative impact came from an overweight in Consumer Staples and from having no exposure to the Energy sector which did well over this period. Selection within all sectors in which the Fund was invested was negative, and the largest impact came from Industrials.
3

Harbor  Robeco Conservative Equity Funds
Manager’s Commentary—Continued

Outlook
We are cautious when it comes to factor timing, especially on a short-term basis. However, after the cyclical growth rally that benefitted the fastest-growing internet and tech stocks, and the subsequent cyclical value rally at the end of 2020, defensive stocks are currently trading at a historically high valuation discount. Defensive stocks with decent earnings growth rates, healthy balance sheets and typically stable dividends are trading at a historical high margin of safety versus the market. We therefore think it might be time for defensive stocks to take center stage again, especially in more volatile periods.
Historically, an attractive valuation combined with weak recent performance has often been a good departure point in terms of future return prospects. This re-rating of conservative stocks could very well happen again in the near term, leading defensive equities to outperform cyclical stocks. We acknowledge that valuation has been a poor short-term return predictor during the past years, however, we find that high valuation levels are usually followed by periods with increased downside risk. We believe that a conservative approach is effective at preserving equity capital in such scenarios. The search for income is centuries old and one of the most important investment goals. We expect this search for yield to be a market theme going forward. Especially with many bonds being risky but “return-free,” there is upside potential for stocks that offer stable and growing income.

This report contains the current opinions of Robeco Institutional Asset Management US Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
The Funds focuses on defensive-oriented (conservative) stocks, which typically lag the stock market during strong market rallies. In addition, such stocks may underperform the market during periods of rising interest rates. There is no guarantee that the investment process will be successful in lowering volatility of a Fund’s returns or protecting a Fund from market declines.
4

Harbor Robeco Emerging Markets Conservative Equities Fund
Fund Summary —April 30, 2021 (Unaudited)

REGION BREAKDOWN (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2021	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Robeco Emerging Markets Conservative Equities Fund
Retirement Class[1]	22.49%	33.04%	N/A	10.09%
Institutional Class[1]	22.29	32.83	N/A	9.96
Investor Class[1]	22.08	32.32	N/A	9.55
Comparative Index
MSCI Emerging Markets (ND)[1]	22.95%	48.71%	N/A	22.53%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.75% (Net) and 4.08% (Gross) Retirement Class; 0.83% (Net) and 4.16% (Gross) Institutional Class; and 1.19% (Net) and 4.52% (Gross) Investor Class. The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 04/30/2021.
5

Harbor Robeco Emerging Markets Conservative Equities Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.7%
Shares		Value
AUTO COMPONENTS—1.5%
4,275	Shandong Linglong Tyre Co. Ltd. (China)	$ 37
5,400	Weifu High Technology Group Ltd. (China)	20
		57
AUTOMOBILES—2.2%
766	KIA Motors Corp. (South Korea)	53
7,759	Tofas Turk Otomobil Fabrikasi AS (Turkey)	28
		81
BANKS—18.1%
73,000	Agricultural Bank of China Ltd. (China)	28
3,728	Al Rajhi Bank (Saudi Arabia)	98
18,700	Bank of Beijing Co. Ltd. (China)	14
193,000	Bank of China Ltd. (China)	77
40,000	Bank of Communications Co. Ltd. (China)	26
14,120	Chang Hwa Commercial Bank Ltd. (Taiwan)	9
74,000	China Construction Bank Corp. (China)	59
29,000	China Everbright Bank Co. Ltd. (China)	12
55,500	China Minsheng Banking Corp Ltd. (China)	29
36,000	CTBC Financial Holding Co. Ltd. (Taiwan)	29
30,900	First Financial Holding Co. Ltd. (Taiwan)	25
500	Hana Financial Group Inc. (South Korea)	21
29,568	Hua Nan Financial Holdings Co Ltd. (Taiwan)	20
18,000	Huaxia Bank Co. Ltd. (China)	17
734	KB Financial Group Inc. (South Korea)	36
9,800	Kiatnakin Bank PCL NVDR (Thailand)[1]	18
6,410	Malayan Banking BHD (Malaysia)	13
28,951	Masraf Al Rayan Q.S.C (Qatar)	36
49,000	Postal Savings Bank of China (China)[2]	32
484	Shinhan Financial Group Co. Ltd. (South Korea)	17
32,000	SinoPac Financial Holdings Co. Ltd. (Taiwan)	15
26,601	Taishin Financial Holding Co. Ltd. (Taiwan)	13
27,810	Taiwan Cooperative Financial Holding Co. Ltd. (Taiwan)	21
		665
BEVERAGES—0.4%
3,000	Arca Continental SAB de CV (Mexico)	16
CHEMICALS—0.5%
479	PhosAgro PJSC GDR (Russia)[1]	9
4,000	Taiwan Fertilizer Co. Ltd. (Taiwan)	9
		18
COMMERCIAL SERVICES & SUPPLIES—0.8%
3,000	Country Garden Services Holdings Co. Ltd. (China)	31
CONSTRUCTION & ENGINEERING—1.5%
9,500	China Conch Venture Holdings Ltd. (China)	45
13,300	Shanghai Tunnel Engineering Co. Ltd. (China)	11
		56
CONSTRUCTION MATERIALS—3.2%
4,500	Anhui Conch Cement Co. Ltd. (China)	27
12,000	Asia Cement Corp. (Taiwan)	21
22,000	China Resources Cement Holdings Ltd. (China)	24
1,782	Ssangyong C&E Co. Ltd. (South Korea)	13
17,850	Taiwan Cement Corp (Taiwan)	33
		118
DIVERSIFIED TELECOMMUNICATION SERVICES—4.1%
11,000	Chunghwa Telecom Co. Ltd. (Taiwan)	45
1,715	Hellenic Telecommunications Organization SA (Greece)	29
2,097	KT Corp. ADR (South Korea)[1]	26
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
3,186	Telefonica Brasil SA ADR (Brazil)[1]	$ 25
48,200	Telekomunikasi Indonesia Persero TBK PT (Indonesia)	11
20,330	Turk Telekomunikasyon AS (Turkey)	16
		152
ELECTRIC UTILITIES—1.7%
3,334	Cia Paranaense de Energia ADR (Brazil)*,1	18
5,700	Transmissora Alianca de Energia Eletrica SA (Brazil)	44
		62
ELECTRICAL EQUIPMENT—1.3%
7,400	WEG SA (Brazil)	48
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.5%
4,000	Foxconn Technology Co. Ltd. (Taiwan)	10
7,000	Hon Hai Precision Industry Co. Ltd. (Taiwan)	28
9,000	Synnex Technology International Corp. (Taiwan)	18
		56
FOOD & STAPLES RETAILING—2.0%
2,925	Bim Birlesik Magazalar AS (Turkey)	23
15,400	Wal-Mart de Mexico SAB de CV (Mexico)	50
		73
FOOD PRODUCTS—2.4%
2,200	Gruma SAB de CV (Mexico)	24
1,800	Henan Shuanghui Investment & Development Co Ltd. (China)	10
77	NongShim Co. Ltd. (South Korea)	20
46,000	Want Want China Holdings Ltd. (China)	33
		87
GAS UTILITIES—0.4%
900	Enn Energy Holdings Ltd. (China)	15
HEALTH CARE PROVIDERS & SERVICES—1.6%
3,250	Al Hammadi Co. For Development And Investment (Saudi Arabia)	30
4,300	Jointown Pharmaceutical Group Co. Ltd. (China)*	11
355	Mouwasat Medical Services Co. (Saudi Arabia)	17
		58
HOTELS, RESTAURANTS & LEISURE—2.3%
1,175	Saudi Airlines Catering Co. (Saudi Arabia)*	24
940	Yum China Holdings Inc. (China)	59
		83
HOUSEHOLD DURABLES—1.3%
327	LG Electronics Inc. (South Korea)	46
HOUSEHOLD PRODUCTS—0.4%
8,000	Kimberly-Clark de Mexico SAB de CV (Mexico)	14
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—1.0%
5,100	AES Brasil Energia SA (Brazil)*	13
7,100	China Yangtze Power Co. Ltd. (China)	22
		35
INDUSTRIAL CONGLOMERATES—0.7%
73,845	Dogan Sirketler Grubu Holding AS (Turkey)	26
INSURANCE—1.9%
3,300	BB Seguridade Participacoes SA (Brazil)	13

6

Harbor Robeco Emerging Markets Conservative Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
9,000	Cathay Financial Holding Co. Ltd. (Taiwan)	$ 17
17,000	Fubon Financial Holding Co. Ltd. (Taiwan)	39
		69
INTERACTIVE MEDIA & SERVICES—3.1%
500	Kakao Corp. (South Korea)	51
800	Tencent Holdings Ltd. (China)	64
		115
INTERNET & DIRECT MARKETING RETAIL—1.5%
243	Alibaba Group Holding Ltd. ADR (China)*,1	56
IT SERVICES—2.9%
5,856	Infosys Ltd. ADR (India)[1]	106
MARINE—0.3%
7,000	MISC BHD (Malaysia)	12
MEDIA—0.4%
9,600	China South Publishing & Media Group Co. Ltd. (China)	15
METALS & MINING—3.4%
17,800	Baoshan Iron + Steel Co. (China)	24
674	Kumba Iron Ore Ltd. (South Africa)	31
361	MMC Norilsk Nickel PJSC ADR (Russia)*,1	12
410	Polyus PJSC GDR (Russia)[1]	38
907	Severstal PJSC GDR (Russia)[1]	21
		126
OIL, GAS & CONSUMABLE FUELS—7.6%
24,772	Abu Dhabi National Oil Co. For Distribution PJSC (United Arab Emirates)	31
100,000	China Petroleum & Chemical Corp. (China)	49
4,000	China Resources Gas Group Ltd. (China)	22
20,500	China Shenhua Energy Co. Ltd. (China)	43
5,792	Gazprom PJSC ADR (Russia)[1]	35
680	Lukoil PJSC ADR (Russia)[1]	52
168	Novatek PJSC GDR (Russia)[1]	30
18,126	Qatar Gas Transport Co. Ltd. (Qatar)	16
		278
PHARMACEUTICALS—0.4%
4,400	Shandong Buchang Pharmaceuticals Co. Ltd. (China)	16
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.8%
30,483	Aldar Properties PJSC (United Arab Emirates)	29
8,800	Highwealth Construction Corp (Taiwan)*	14
33,300	Supalai PCL NVDR (Thailand)[1]	22
		65
ROAD & RAIL—0.5%
17,800	Daqin Railway Co. Ltd. (China)	19
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.3%
4,000	Radiant Opto-Electronics Corp (Taiwan)	18
5,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	105
36,000	United Microelectronics Corp. (Taiwan)	72
		195
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—1.0%
659	Jarir Marketing Co. (Saudi Arabia)	$ 35
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—9.5%
5,000	Asustek Computer Inc. (Taiwan)	67
4,000	Chicony Electronics Co. Ltd. (Taiwan)	12
32,000	Compal Electronics Inc. (Taiwan)	28
65,500	Digital Telecommunications Infrastructure Fund (Thailand)	25
18,000	Lenovo Group Ltd. (China)	25
17,000	Lite-On Technology Corp. (Taiwan)	39
15,000	Pegatron Corp (Taiwan)	39
11,000	Quanta Computer Inc. (Taiwan)	38
778	Samsung Electronics Co Ltd. (South Korea)	57
17,000	Wistron Corp. (Taiwan)	20
		350
TOBACCO—1.3%
667	KT&G Corp. (South Korea)	49
TRANSPORTATION INFRASTRUCTURE—1.3%
10,000	China Merchants Port Holdings Co. Ltd. (China)	16
8,000	Jiangsu Expressway Co Ltd. (China)	9
13,099	Shenzhen International Holdings Ltd. (China)	22
		47
WATER UTILITIES—0.8%
20,000	Guangdong Investment Ltd. (China)	31
WIRELESS TELECOMMUNICATION SERVICES—5.8%
5,800	Advanced Info Service PCL NVDR (Thailand)[1]	32
7,000	Far EasTone Telecommunications Co Ltd. (Taiwan)*	16
2,456	Mobile TeleSystems OJSC ADR (Russia)[1]	21
1,732	SK Telecom Co. Ltd. ADR (South Korea)[1]	52
6,000	Taiwan Mobile Co. Ltd. (Taiwan)*	21
16,486	Turkcell Iletisim Hizmetleri AS (Turkey)	30
4,741	Vodacom Group Ltd. (South Africa)	41
		213
TOTAL COMMON STOCKS
(Cost $3,048)		3,594

PREFERRED STOCKS—0.5%
(Cost $32)
BANKS—0.5%
10,000	Itausa - Investimentos Itau SA (Brazil)	19
TOTAL INVESTMENTS—98.2%
(Cost $3,080)		3,613
CASH AND OTHER ASSETS, LESS LIABILITIES—1.8%		66
TOTAL NET ASSETS—100.0%		$3,679

7

Harbor Robeco Emerging Markets Conservative Equities Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 72	$—	$ 72
Europe	218	152	—	370
Latin America	265	—	—	265
Middle East/Central Asia	106	316	—	422
North America	59	—	—	59
Pacific Basin	162	2,244	—	2,406
Preferred Stocks
Latin America	19	—	—	19
Total Investments in Securities	$829	$2,784	$—	$3,613
There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2021, the aggregate value of these securities was $32 or 1% of net assets.
The accompanying notes are an integral part of the Financial Statements.
8

Harbor Robeco Global Conservative Equities Fund
Fund Summary —April 30, 2021 (Unaudited)

REGION BREAKDOWN (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2021	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Robeco Global Conservative Equities Fund
Retirement Class[1]	17.05%	24.19%	N/A	4.18%
Institutional Class[1]	16.95	24.24	N/A	4.11
Investor Class[1]	16.71	23.71	N/A	3.69
Comparative Index
MSCI World (ND) Index[1]	29.10%	45.33%	N/A	21.10%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.40% (Net) and 1.00% (Gross) Retirement Class; 0.48% (Net) and 1.08% (Gross) Institutional Class; and 0.84% (Net) and 1.44% (Gross) Investor Class. The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 04/30/2021.
9

Harbor Robeco Global Conservative Equities Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.0%
Shares		Value
AEROSPACE & DEFENSE—0.2%
110	Lockheed Martin Corp. (United States)	$ 42
AIR FREIGHT & LOGISTICS—3.1%
1,165	Expeditors International of Washington Inc. (United States)	128
18,391	PostNL NV (Netherlands)	96
1,718	United Parcel Service Inc. (United States)	350
		574
AUTOMOBILES—0.1%
200	Toyota Motor Corp. (Japan)	15
BANKS—3.5%
2,691	Bank of Montreal (Canada)	254
1,652	Canadian Imperial Bank of Commerce (Canada)	172
1,575	Investors Bancorp Inc. (United States)	23
588	JPMorgan Chase & Co. (United States)	90
668	National Bank of Canada (Canada)	48
144	PNC Financial Services Group Inc. (United States)	27
561	Sydbank AS (Denmark)	17
		631
BEVERAGES—0.2%
229	PepsiCo Inc. (United States)	33
BIOTECHNOLOGY—2.3%
1,275	Amgen Inc. (United States)	305
608	Gilead Sciences Inc. (United States)	39
411	United Therapeutics Corp. (United States)*	83
		427
BUILDING PRODUCTS—0.8%
210	Geberit AG (Switzerland)	138
CAPITAL MARKETS—2.1%
580	Artisan Partners Asset Management Inc. (United States)	29
340	ASX Ltd. (Australia)	19
1,165	CI Financial Corp. (Canada)	19
481	Flow Traders (Netherlands)[1]	20
5,624	IG Group Holdings plc (United Kingdom)	71
1,221	IGM Financial Inc. (Canada)	44
4,500	Nomura Holdings Inc. (Japan)	24
11,200	Singapore Exchange Ltd. (Singapore)	88
268	T Rowe Price Group Inc. (United States)	48
749	Virtu Financial Inc. (United States)	22
		384
CHEMICALS—0.6%
1,096	Croda International plc (United Kingdom)	102
COMMERCIAL SERVICES & SUPPLIES—1.3%
9,930	Brambles Ltd. (Australia)	80
1,377	Waste Connections Inc. (Canada)	164
		244
COMMUNICATIONS EQUIPMENT—1.9%
6,998	Cisco Systems Inc. (United States)	356
CONSTRUCTION & ENGINEERING—0.1%
620	Skanska AB Class B (Sweden)	17
COMMON STOCKS—Continued
Shares		Value
CONTAINERS & PACKAGING—0.5%
470	Aptargroup Inc. (United States)	$ 71
655	Silgan Holdings Inc. (United States)	27
		98
DIVERSIFIED FINANCIAL SERVICES—1.8%
1,000	Berkshire Hathaway Inc. Class B (United States)*	275
2,986	Plus500 Ltd. (United Kingdom)	58
		333
DIVERSIFIED TELECOMMUNICATION SERVICES—4.9%
983	AT&T Inc. (United States)	31
1,307	Deutsche Telekom AG (Germany)	25
49,000	HKT Trust & HKT Ltd Stapled Security (Hong Kong)	71
3,554	Proximus SADP (Belgium)	76
66,300	Singapore Telecommunications Ltd. (Singapore)	124
6,295	Spark New Zealand Ltd. (New Zealand)	20
39	Swisscom AG (Switzerland)	21
5,765	Telenor ASA (Norway)	103
21,986	Telia Co. AB (Sweden)	91
5,871	Verizon Communications Inc. (United States)	339
		901
ELECTRIC UTILITIES—1.4%
40,639	AusNet Services (Australia)	60
685	Endesa SA (Spain)	18
3,504	Hydro One Ltd. (Canada)[1]	84
2,380	Iberdrola SA (Spain)	32
307	Southern Co. (United States)	20
1,790	SSE PLC (United Kingdom)	36
		250
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.9%
937	Arrow Electronics Inc. (United States)*	107
3,300	Venture Corp. Ltd. (Singapore)	50
		157
ENTERTAINMENT—2.3%
2,000	Capcom Co. Ltd. (Japan)	65
1,364	Electronic Arts Inc. (United States)	194
4,457	Vivendi SA (France)	155
		414
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.3%
992	Easterly Government Properties Inc. (United States)	21
6,700	Mapletree Industrial Trust (Singapore)*	14
7	Nippon ProLogis REIT Inc. (Japan)	23
		58
FOOD & STAPLES RETAILING—5.6%
2,418	Axfood AB (Sweden)	61
1,102	Colruyt SA (Belgium)	65
383	Costco Wholesale Corp. (United States)	143
5,369	Koninklijke Ahold Delhaize NV (Netherlands)	145
4,163	Kroger Co. (United States)	152
428	Metro Inc. (Canada)	20
839	Sprouts Farmers Market Inc. (United States)*	21
800	Sugi Holdings Co. Ltd. (Japan)	61
1,700	Sundrug Co. Ltd. (Japan)	58
1,966	Walmart Inc. (United States)	275
759	Woolworths Group Ltd. (Australia)	23
		1,024

10

Harbor Robeco Global Conservative Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
FOOD PRODUCTS—2.3%
811	Flowers Foods Inc. (United States)	$ 19
2,809	General Mills Inc. (United States)	171
404	Hormel Foods Corp. (United States)	19
936	JM Smucker Co. (United States)	122
800	Nissin Foods Holdings Co. Ltd. (Japan)	57
3,989	Orkla ASA (Norway)	41
		429
GAS UTILITIES—0.1%
3,797	Snam SpA (Italy)	21
HEALTH CARE EQUIPMENT & SUPPLIES—2.6%
1,694	Ansell Ltd. (Australia)	55
1,196	Danaher Corp. (United States)	304
2,300	H.U. Group Holdings Inc. (Japan)	75
139	West Pharmaceutical Services Inc. (United States)	46
		480
HEALTH CARE PROVIDERS & SERVICES—0.2%
288	DaVita Inc. (United States)*	34
HOTELS, RESTAURANTS & LEISURE—0.3%
197	McDonald's Corp. (United States)	47
HOUSEHOLD DURABLES—1.6%
1,500	De'Longhi SpA (Italy)	66
193	Garmin Ltd. (United States)	27
500	Rinnai Corp. (Japan)	50
1,700	Sekisui House Ltd. (Japan)	34
478	Whirlpool Corp. (United States)	113
		290
HOUSEHOLD PRODUCTS—4.6%
105	Clorox Co. (United States)	19
3,211	Colgate-Palmolive Co. (United States)	259
2,690	Procter & Gamble Co. (United States)	359
2,225	Reckitt Benckiser Group plc (United Kingdom)	198
		835
INDUSTRIAL CONGLOMERATES—1.8%
1,696	3M Co. (United States)	334
INSURANCE—4.2%
2,094	Admiral Group plc (United Kingdom)	91
312	Ageas (Belgium)	19
104	Allianz SE (Germany)	27
327	Allstate Corp. (United States)	42
200	AMERISAFE Inc. (United States)	12
19,927	Direct Line Insurance Group plc (United Kingdom)	78
290	Erie Indemnity Co. Class A (United States)	62
1,665	Gjensidige Forsikring ASA (Norway)	38
774	Great-West Lifeco Inc. (Canada)	22
114	Intact Financial Corp. (Canada)	15
1,170	Mercury General Corp. (United States)	73
437	Sun Life Financial Inc. (Canada)	24
2,416	The Progressive Corp. (United States)	243
56	Zurich Insurance Group AG (Switzerland)	23
		769
INTERNET & DIRECT MARKETING RETAIL—0.3%
853	eBay Inc. (United States)	48
IT SERVICES—1.7%
503	Amdocs Ltd. (United States)	39
COMMON STOCKS—Continued
Shares		Value
IT SERVICES—Continued
134	CACI International Inc. (United States)*	$ 34
300	Fujitsu Ltd. (Japan)	48
174	Jack Henry + Associates Inc. (United States)	28
228	ManTech International Corp. (United States)	19
816	Maximus Inc. (United States)	75
900	Nomura Research Institute Ltd. (Japan)	28
1,457	Western Union Co. (United States)	37
		308
LEISURE PRODUCTS—0.6%
500	Sankyo Co. Ltd. (Japan)	13
287	Sturm Ruger & Co. Inc. (United States)	19
1,610	Thule Group AB (Sweden)[1]	73
		105
LIFE SCIENCES TOOLS & SERVICES—2.3%
162	Bio-Rad Laboratories Inc. (United States)*	102
118	Tecan Group AG (Switzerland)	57
571	Thermo Fisher Scientific Inc. (United States)	269
		428
MACHINERY—2.1%
702	Cummins Inc. (United States)	177
886	Graco Inc. (United States)	68
1,738	Kone OYJ Class B (Finland)	136
		381
MARINE—0.7%
441	Kuehne + Nagel International AG (Switzerland)	132
MEDIA—0.7%
4,100	Nippon Television Holdings Inc. (Japan)	54
2,920	Quebecor Inc. (Canada)	78
		132
METALS & MINING—2.4%
9,799	Fortescue Metals Group Ltd. (Australia)	170
2,983	Rio Tinto Ltd. (Australia)	277
		447
MULTILINE RETAIL—5.7%
336	Canadian Tire Corp. (Canada)	54
1,046	Dollar General Corp. (United States)	225
2,429	Dollarama Inc. (Canada)	113
17,332	Harvey Norman Holdings Ltd. (Australia)	70
1,791	Target Corp. (United States)	371
5,194	Wesfarmers Ltd. (Australia)	216
		1,049
MULTI-UTILITIES—0.2%
1,346	AGL Energy Ltd. (Australia)	9
4,113	Hera SpA (Italy)	17
938	National Grid plc (United Kingdom)	12
		38
PAPER & FOREST PRODUCTS—0.7%
1,463	Holmen AB Class B (Sweden)	69
1,378	Stella-Jones Inc. (Canada)	58
		127
PERSONAL PRODUCTS—1.3%
4,199	Unilever plc (United Kingdom)	245

11

Harbor Robeco Global Conservative Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—7.4%
182	Eli Lilly and Co. (United States)	$ 33
1,229	GlaxoSmithKline plc (United Kingdom)	23
2,027	Johnson & Johnson (United States)	330
4,430	Merck & Co. Inc. (United States)	330
3,443	Novartis AG (Switzerland)	294
7,753	Pfizer Inc. (United States)	300
154	Roche Holding AG (Switzerland)	50
		1,360
PROFESSIONAL SERVICES—0.6%
1,220	Thomson Reuters Corp. (Canada)	113
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.1%
174	Swiss Prime Site AG (Switzerland)	17
ROAD & RAIL—2.2%
4,694	Aurizon Holdings Ltd. (Australia)	14
597	Canadian Pacific Railway Ltd. (Canada)	223
871	CSX Corp. (United States)	88
438	Landstar System Inc. (United States)	75
		400
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.1%
614	Intel Corp. (United States)	35
1,905	Texas Instruments Inc. (United States)	344
		379
SOFTWARE—6.0%
831	Check Point Software Technologies Ltd. (Israel)*	97
849	Citrix Systems Inc. (United States)	105
2,039	Microsoft Corp. (United States)	514
4,941	Oracle Corp. (United States)	375
		1,091
SPECIALTY RETAIL—3.1%
23	AutoZone Inc. (United States)*	34
1,488	Best Buy Co. Inc. (United States)	173
711	JB Hi-Fi Ltd. (Australia)	25
21,026	Kingfisher plc (United Kingdom)	104
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—Continued
4,300	K's Holdings Corp (Japan)	$ 59
171	Murphy USA Inc. (United States)	24
500	Nitori Holdings Co. Ltd. (Japan)	89
600	Shimamura Co. Ltd. (Japan)	59
		567
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.0%
720	Apple Inc. (United States)	95
2,300	FUJIFILM Holdings Corp. (Japan)	149
6,757	HP Inc. (United States)	230
718	Seagate Technology plc (United States)	67
		541
THRIFTS & MORTGAGE FINANCE—0.8%
5,262	New York Community Bancorp Inc. (United States)	63
2,430	Washington Federal Inc. (United States)	79
		142
TRADING COMPANIES & DISTRIBUTORS—2.5%
6,500	ITOCHU Corp. (Japan)	203
6,600	Mitsubishi Corp. (Japan)	183
240	Watsco Inc. (United States)	70
		456
WIRELESS TELECOMMUNICATION SERVICES—0.9%
1,300	KDDI Corp. (Japan)	39
2,460	Rogers Communications Inc. (Canada)	121
		160
TOTAL COMMON STOCKS
(Cost $16,331)		18,103
TOTAL INVESTMENTS—99.0%
(Cost $16,331)		18,103
CASH AND OTHER ASSETS, LESS LIABILITIES—1.0%		177
TOTAL NET ASSETS—100.0%		$18,280

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ 67	$3,178	$—	$ 3,245
Middle East/Central Asia	97	—	—	97
North America	11,990	—	—	11,990
Pacific Basin	—	2,771	—	2,771
Total Investments in Securities	$12,154	$5,949	$—	$18,103
There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
12

Harbor Robeco Global Conservative Equities Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2021, the aggregate value of these securities was $177 or 1% of net assets.
The accompanying notes are an integral part of the Financial Statements.
13

Harbor Robeco International Conservative Equities Fund
Fund Summary —April 30, 2021 (Unaudited)

REGION BREAKDOWN (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2021	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Robeco International Conservative Equities Fund
Retirement Class[1]	17.47%	28.33%	N/A	5.77%
Institutional Class[1]	17.51	28.24	N/A	5.71
Investor Class[1]	17.34	27.79	N/A	5.34
Comparative Index
MSCI EAFE (ND)[1]	28.84%	39.88%	N/A	12.86%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.45% (Net) and 3.67% (Gross) Retirement Class; 0.53% (Net) and 3.75% (Gross) Institutional Class; and 0.89% (Net) and 4.11% (Gross) Investor Class. The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 04/30/2021.
14

Harbor Robeco International Conservative Equities Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.7%
Shares		Value
AIR FREIGHT & LOGISTICS—3.7%
1,384	Bpost SA (Belgium)*	$ 15
1,300	Cia de Distribucion Integral Logista Holdings SA (Spain)	27
3,475	CTT-Correios de Portugal SA (Portugal)	16
400	Duskin Co. Ltd. (Japan)	9
6,499	PostNL NV (Netherlands)	34
3,356	Royal Mail plc (United Kingdom)	23
		124
AUTOMOBILES—1.6%
700	Toyota Motor Corp. (Japan)	52
BANKS—1.2%
1,670	Mizuho Financial Group Inc. (Japan)	23
563	Sydbank AS (Denmark)	17
		40
BEVERAGES—0.8%
147	Carlsberg AS (Denmark)	26
BUILDING PRODUCTS—0.8%
41	Geberit AG (Switzerland)	27
CAPITAL MARKETS—5.1%
368	ASX Ltd. (Australia)	21
1,154	CI Financial Corp. (Canada)	19
630	Flow Traders (Netherlands)[1]	26
2,285	IG Group Holdings plc (United Kingdom)	29
628	IGM Financial Inc. (Canada)	22
11,697	Man Group plc (Jersey)	27
3,000	Singapore Exchange Ltd. (Singapore)	23
		167
CHEMICALS—1.3%
8	Givaudan SA (Switzerland)	34
554	Kemira OYJ (Finland)	9
		43
COMMERCIAL SERVICES & SUPPLIES—1.7%
3,999	Brambles Ltd. (Australia)	32
300	Secom Co. Ltd. (Japan)	25
		57
CONSTRUCTION & ENGINEERING—0.8%
1,500	Kandenko Co. Ltd. (Japan)	13
800	Kinden Corp. (Japan)	14
		27
DISTRIBUTORS—0.4%
131	D'ieteren SA (Belgium)	14
DIVERSIFIED FINANCIAL SERVICES—1.7%
1,312	Plus500 Ltd. (United Kingdom)	26
83	Sofina SA (Belgium)	31
		57
DIVERSIFIED TELECOMMUNICATION SERVICES—6.6%
1,776	Deutsche Telekom AG (Germany)	34
21,000	HKT Trust & HKT Ltd Stapled Security (Hong Kong)	30
31,706	PCCW Ltd. (Hong Kong)	18
1,345	Proximus SADP (Belgium)	29
6,575	Spark New Zealand Ltd. (New Zealand)	21
40	Swisscom AG (Switzerland)	22
6,163	Telefonica Deutschland Holding AG (Germany)	18
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
1,448	Telenor ASA (Norway)	$ 26
4,713	Telia Co. AB (Sweden)	19
		217
ELECTRIC UTILITIES—3.3%
10,309	AusNet Services (Australia)	15
732	Endesa SA (Spain)	19
962	Hydro One Ltd. (Canada)[1]	23
3,279	Iberdrola SA (Spain)	45
1,000	Power Assets Holdings Ltd. (Hong Kong)	6
		108
ELECTRICAL EQUIPMENT—1.0%
567	Signify NV (Netherlands)[1]	32
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.8%
500	Canon Marketing Japan Inc. (Japan)	12
100	Hirose Electric Co. Ltd. (Japan)	16
		28
ENTERTAINMENT—1.6%
1,550	Vivendi SA (France)	54
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.2%
3,888	BWP Trust (Australia)	12
9,400	Mapletree Industrial Trust (Singapore)*	20
10	Mori Trust Sogo Inc. (Japan)	14
6,666	Supermarket Income REIT plc (United Kingdom)	11
444	Warehouses de Pauw CVA (Belgium)	16
		73
FOOD & STAPLES RETAILING—9.5%
722	Axfood AB (Sweden)	18
2,118	Coles Group Ltd. (Australia)	27
350	Colruyt SA (Belgium)	21
453	ICA Gruppen AB (Sweden)	21
1,064	Kesko OYJ Class B (Finland)	32
1,853	Koninklijke Ahold Delhaize NV (Netherlands)	50
300	Lawson Inc. (Japan)	13
371	Loblaw Cos. Ltd. (Canada)	21
412	Metro Inc. (Canada)	19
300	Sugi Holdings Co. Ltd. (Japan)	23
500	Sundrug Co. Ltd. (Japan)	17
1,716	Woolworths Group Ltd. (Australia)	52
		314
FOOD PRODUCTS—4.3%
1,700	Ajinomoto Co. Inc. (Japan)	34
3	Chocoladefabriken Lindt & Spruengli AG (Switzerland)*	28
300	Nissin Foods Holdings Co. Ltd. (Japan)	21
3,893	Orkla ASA (Norway)	40
500	Toyo Suisan Kaisha Ltd. (Japan)	20
		143
GAS UTILITIES—1.0%
500	Osaka Gas Co. Ltd. (Japan)	10
4,095	Snam SpA (Italy)	23
		33
HEALTH CARE EQUIPMENT & SUPPLIES—1.2%
1,009	Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	26
400	H.U. Group Holdings Inc. (Japan)	13
		39

15

Harbor Robeco International Conservative Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HEALTH CARE PROVIDERS & SERVICES—1.3%
222	Galenica AG (Switzerland)[1]	$ 15
977	Sonic Healthcare Ltd. (Australia)	27
		42
HOUSEHOLD DURABLES—2.5%
639	De'Longhi SpA (Italy)	28
200	Rinnai Corp. (Japan)	20
1,700	Sekisui House Ltd. (Japan)	35
		83
HOUSEHOLD PRODUCTS—1.7%
620	Reckitt Benckiser Group plc (United Kingdom)	55
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.8%
1,602	TransAlta Renewables Inc. (Canada)	25
INSURANCE—8.4%
675	Admiral Group plc (United Kingdom)	29
338	Ageas (Belgium)	20
164	Allianz SE (Germany)	43
5,018	Direct Line Insurance Group plc (United Kingdom)	20
1,586	Gjensidige Forsikring ASA (Norway)	36
14,755	Medibank Pvt Ltd. (Australia)	35
78	Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	23
398	Sun Life Financial Inc. (Canada)	21
6,200	Unipolsai Assicurazioni SpA (Italy)	19
77	Zurich Insurance Group AG (Switzerland)	32
		278
IT SERVICES—0.8%
900	Nomura Research Institute Ltd. (Japan)	28
LEISURE PRODUCTS—0.7%
900	Sankyo Co. Ltd. (Japan)	23
MACHINERY—1.5%
625	Kone OYJ Class B (Finland)	49
MEDIA—0.4%
2,800	Sky Perfect Jsat Holdings Inc. (Japan)	12
METALS & MINING—4.3%
3,784	Fortescue Metals Group Ltd. (Australia)	66
821	Rio Tinto Ltd. (Australia)	76
		142
MULTILINE RETAIL—2.2%
1,761	Wesfarmers Ltd. (Australia)	73
MULTI-UTILITIES—1.6%
1,442	AGL Energy Ltd. (Australia)	10
4,129	Hera SpA (Italy)	17
2,099	National Grid plc (United Kingdom)	26
		53
PAPER & FOREST PRODUCTS—0.4%
280	Holmen AB Class B (Sweden)	13
COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—5.4%
1,682	GlaxoSmithKline plc (United Kingdom)	$ 31
496	Novartis AG (Switzerland)	42
232	Novo Nordisk AS (Denmark)	17
1,100	Ono Pharmaceutical Co. Ltd. (Japan)	28
139	Roche Holding AG (Switzerland)	45
149	Sanofi SA (France)	16
		179
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.3%
600	Goldcrest Co. Ltd. (Japan)	9
139	PSP Swiss Property AG (Switzerland)	17
186	Swiss Prime Site AG (Switzerland)	18
		44
ROAD & RAIL—0.4%
4,989	Aurizon Holdings Ltd. (Australia)	14
SOFTWARE—1.1%
296	Check Point Software Technologies Ltd. (Israel)*	35
SPECIALTY RETAIL—5.9%
1,124	Bilia AB Class A (Sweden)	20
1,400	EDION Corp. (Japan)	15
142	Fielmann AG (Germany)	11
714	JB Hi-Fi Ltd. (Australia)	25
8,263	Kingfisher plc (United Kingdom)	41
300	Kohnan Shoji Co. Ltd. (Japan)	8
1,500	K's Holdings Corp. (Japan)	20
200	Nitori Holdings Co. Ltd. (Japan)	36
200	Shimamura Co. Ltd. (Japan)	20
		196
TOBACCO—1.3%
2,300	Japan Tobacco Inc. (Japan)	43
TRADING COMPANIES & DISTRIBUTORS—2.4%
2,100	ITOCHU Corp. (Japan)	65
700	Mitsui & Co. Ltd. (Japan)	15
		80
WIRELESS TELECOMMUNICATION SERVICES—2.7%
775	Freenet AG (Germany)	19
1,700	KDDI Corp. (Japan)	52
9,652	Vodafone Group plc (United Kingdom)	18
		89
TOTAL COMMON STOCKS
(Cost $2,926)		3,231
TOTAL INVESTMENTS—97.7%
(Cost $2,926)		3,231
CASH AND OTHER ASSETS, LESS LIABILITIES—2.3%		75
TOTAL NET ASSETS—100.0%		$3,306

16

Harbor Robeco International Conservative Equities Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ —	$1,659	$—	$1,659
Middle East/Central Asia	35	—	—	35
North America	150	—	—	150
Pacific Basin	—	1,387	—	1,387
Total Investments in Securities	$185	$3,046	$—	$3,231
There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2021, the aggregate value of these securities was $96 or 3% of net assets.
The accompanying notes are an integral part of the Financial Statements.
17

Harbor Robeco US Conservative Equities Fund
Fund Summary —April 30, 2021 (Unaudited)

Sector Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2021	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Robeco US Conservative Equities Fund
Retirement Class[1]	21.21%	26.47%	N/A	5.67%
Institutional Class[1]	21.26	26.38	N/A	5.61
Investor Class[1]	21.05	26.02	N/A	5.29
Comparative Index
S&P 500[1]	28.85%	45.98%	N/A	24.57%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.35% (Net) and 2.57% (Gross) Retirement Class; 0.43% (Net) and 2.65% (Gross) Institutional Class; and 0.79% (Net) and 3.01% (Gross) Investor Class. The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 04/30/2021.
18

Harbor Robeco US Conservative Equities Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.8%
Shares		Value
AEROSPACE & DEFENSE—0.9%
86	Lockheed Martin Corp.	$ 33
AIR FREIGHT & LOGISTICS—1.0%
314	CH Robinson Worldwide Inc.	30
50	Expeditors International of Washington Inc.	6
		36
BANKS—3.4%
1,658	Investors Bancorp Inc.	24
455	JPMorgan Chase & Co.	70
539	U.S. Bancorp.	32
		126
BEVERAGES—1.3%
326	PepsiCo Inc.	47
BIOTECHNOLOGY—3.8%
165	Amgen Inc.	40
1,001	Gilead Sciences Inc.	63
15	Regeneron Pharmaceuticals Inc.*	7
148	United Therapeutics Corp.*	30
		140
BUILDING PRODUCTS—1.5%
616	Johnson Controls International plc	38
137	Simpson Manufacturing Co. Inc.	16
		54
CAPITAL MARKETS—1.4%
207	Moelis & Co.	11
1,402	Virtu Financial Inc.	42
		53
CHEMICALS—0.6%
64	Newmarket Corp.	22
COMMERCIAL SERVICES & SUPPLIES—1.3%
790	Rollins Inc.	30
148	Waste Management Inc.	20
		50
COMMUNICATIONS EQUIPMENT—1.3%
924	Cisco Systems Inc.	47
CONTAINERS & PACKAGING—0.7%
178	Aptargroup Inc.	27
DIVERSIFIED FINANCIAL SERVICES—1.6%
213	Berkshire Hathaway Inc. Class B*	59
DIVERSIFIED TELECOMMUNICATION SERVICES—5.7%
1,952	AT&T Inc.	61
1,662	Liberty Global plc Class C*	45
1,833	Verizon Communications Inc.	106
		212
ELECTRIC UTILITIES—2.0%
316	Avangrid Inc.	16
608	NextEra Energy Inc.	47
152	Southern Co.	10
		73
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.6%
255	Plexus Corp.*	24
COMMON STOCKS—Continued
Shares		Value
ENTERTAINMENT—1.2%
323	Electronic Arts Inc.	$ 46
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.1%
1,350	Easterly Government Properties Inc.	29
88	EastGroup Properties Inc.	14
1,023	Equity Commonwealth*	29
2,030	Lexington Realty Trust	25
307	Life Storage Inc.	30
390	Terreno Realty Corp.	25
		152
FOOD & STAPLES RETAILING—3.6%
39	Casey's General Stores Inc.	9
1,255	Kroger Co.	46
1,117	Sprouts Farmers Market Inc.*	28
352	Walmart Inc.	49
		132
FOOD PRODUCTS—4.5%
594	Campbell Soup Co.	28
931	Flowers Foods Inc.	22
166	General Mills Inc.	10
169	Hershey Co.	28
670	Hormel Foods Corp.	31
302	JM Smucker Co.	40
113	John B Sanfilippo & Son Inc.	10
		169
HEALTH CARE EQUIPMENT & SUPPLIES—1.5%
113	Baxter International Inc.	10
356	Medtronic plc	46
		56
HEALTH CARE PROVIDERS & SERVICES—1.7%
52	Chemed Corp.	25
348	DaVita Inc.*	40
		65
HOUSEHOLD DURABLES—2.3%
247	Garmin Ltd.	34
160	Helen of Troy Ltd.*	34
82	Whirlpool Corp.	19
		87
HOUSEHOLD PRODUCTS—5.0%
164	Church & Dwight Co. Inc.	14
478	Colgate-Palmolive Co.	39
204	Kimberly-Clark Corp.	27
783	Procter & Gamble Co.	104
		184
INSURANCE—4.4%
495	Aflac Inc.	27
358	Allstate Corp.	45
86	Erie Indemnity Co. Class A	18
165	Hanover Insurance Group Inc.	23
106	Marsh & McLennan Companies	14
542	MetLife Inc.	35
		162
INTERNET & DIRECT MARKETING RETAIL—0.7%
494	eBay Inc.	28

19

Harbor Robeco US Conservative Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
IT SERVICES—5.9%
277	Akamai Technologies Inc.*	$ 30
510	Amdocs Ltd.	39
94	CACI International Inc.*	24
315	Genpact Ltd.	15
404	ManTech International Corp.	34
119	Maximus Inc.	11
200	Paychex Inc.	20
1,877	Western Union Co.	48
		221
LIFE SCIENCES TOOLS & SERVICES—0.6%
164	Agilent Technologies Inc.	22
MACHINERY—0.2%
36	Cummins Inc.	9
MEDIA—2.1%
448	Comcast Corp.	25
646	Omnicom Group Inc.	53
		78
METALS & MINING—0.8%
191	Reliance Steel & Aluminum Co.	31
MULTILINE RETAIL—3.7%
293	Dollar General Corp.	63
362	Target Corp.	75
		138
MULTI-UTILITIES—1.0%
119	Dominion Energy Inc.	9
437	Public Service Enterprise Group Inc.	28
		37
PHARMACEUTICALS—7.8%
634	Johnson & Johnson	103
1,184	Merck & Co. Inc.	88
2,535	Pfizer Inc.	98
		289
PROFESSIONAL SERVICES—0.6%
120	Verisk Analytics Inc.	23
COMMON STOCKS—Continued
Shares		Value
ROAD & RAIL—2.6%
159	Kansas City Southern	$ 47
192	Landstar System Inc.	33
638	Schneider National Inc. Class B	15
		95
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.0%
42	Broadcom Inc.	19
896	Intel Corp.	52
220	Texas Instruments Inc.	40
		111
SOFTWARE—6.3%
396	Microsoft Corp.	100
939	Nortonlifelock Inc.	20
1,490	Oracle Corp.	113
		233
SPECIALTY RETAIL—3.8%
475	Best Buy Co. Inc.	55
602	Buckle Inc.	25
191	Murphy USA Inc.	27
60	O'Reilly Automotive Inc.*	33
		140
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—4.0%
1,012	Apple Inc.	133
393	HP Inc.	14
		147
THRIFTS & MORTGAGE FINANCE—0.3%
788	Northwest Bancshares Inc.	11
TOTAL COMMON STOCKS
(Cost $3,190)		3,669
TOTAL INVESTMENTS—98.8%
(Cost $3,190)		3,669
CASH AND OTHER ASSETS, LESS LIABILITIES—1.2%		43
TOTAL NET ASSETS—100.0%		$3,712

FAIR VALUE MEASUREMENTS
All investments at April 30, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
20

Harbor Robeco Core Equity Funds
Manager’s Commentary (Unaudited)

Subadviser
Robeco Institutional Asset Management US Inc.
230 Park Avenue
Suite 3330
New York, NY 10169
Portfolio Managers
Wilma de Groot, PhD, CFA
Since 2019
Tim Dröge
Since 2019
Machiel Zwanenburg
Since 2019
Jan de Koning, CFA, CAIA
Since 2019
Han van der Boon
Since 2019
Thijs van der Valk
Since 2019
Yaowei Xu
Since 2019
Robeco Institutional Asset Management US Inc. (“RIAM US”) has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Wilma de Groot, PhD,
CFA

Tim Dröge

Machiel Zwanenburg

Jan de Koning, CFA,
CAIA

Han van der Boon

Thijs van der Valk

Yaowei Xu

Management’s Discussion of
Fund Performance
Market Review
Emerging equity markets experienced a strong end to 2020. A difference with previous quarters was the average performance of the Chinese market, which outperformed strongly in the first three quarters of 2020. The main reason for the average performance in the fourth quarter was the 20% decline in Alibaba’s market value as Chinese authorities increased pressures on the internet giant, which neutralized the stellar performance of other Chinese growth stocks such as Pinduoduo and electric vehicle producer NIO. Highest country returns were posted by South Korea and Brazil. The Korean market rally was driven a 40% return for index heavyweights Samsung and SK Hynix, while the beaten-down Brazilian market recovered some of its previous losses with 50%+ returns for banks such as Itau Unibanco and Banco Bradesco and for commodity stocks such as Vale and Petrobras, helped by the positive vaccine news, which sparked a worldwide rally for banking and energy stocks. Moreover, cyclical sectors such as IT, Materials and Industrials clearly showed higher returns than more defensive sectors.
In the first quarter of 2021, the rally of the large Taiwanese tech stocks continued as earnings were revised upwards, but investors fell out of love with Chinese online platform stocks such as JD.com, Pinduoduo, Meituan, Tal Education and New Oriental Education (the latter sold off on potential new online regulation). The South African market rebounded as chemicals giant Sasol recovered some of its previous heavy losses, while other large commodity stocks such as Lukoil and Vale profited from the reflation theme. The Brazilian market remains under pressure, as COVID-19 continues to hit the country hard. Moreover, Petrobras lost significant market value as the company clashed with the government on fuel price policies. From a factor perspective, the weakest Q1 2020 factors made the biggest rebound in Q1 2021. Small caps, high-yielding and value stocks profited from the broader reflation trade with investors banking on the path to normalization. The momentum factor ended the quarter negatively as it is heavy on the Chinese platform stocks.
April will not be remembered as an eventful month for equities, as investors are awaiting more earnings results and the looming reopening of the world economy. The MSCI World (ND) Index and the S&P 500 Index did not experience a single day with a loss higher than 1%, while the MSCI Emerging Markets (ND) Index had just one, on the last business day of the month. Emerging Markets equities underperformed Developed Markets equities as several large index stocks such as Samsung, Taiwan Semi, Hon Hai Precision Industries, Alibaba and JD.com showed unexciting to negative returns. The MSCI Emerging Markets (ND) Index rose 1.5% in local terms, and 2.5% in USD terms, due to the weaker USD after several strong months for the currency. Downward pressures came from Russian oil giant Tatneft (after announcing lower dividends), Korean health care company Celltrion, and Mexican copper producer Grupo Mexico. By contrast, South African chemicals producer Sasol and Brazilian mining company Vale continued their positive momentum.
Performance
Harbor Robeco Emerging Markets Active Equities Fund returned 26.85% (Retirement Class), 26.76% (Institutional Class) and 26.47% (Investor Class) while the MSCI Emerging Markets (ND) Index returned 22.95% for the six-month period ended April 30, 2021. Therefore, the Fund
21

Harbor Robeco Core Equity Funds
Manager’s Commentary—Continued

outperformed its benchmark over this period. The Fund’s exposure to the value factor contributed the most to the outperformance, the momentum and analyst revisions factors also had a positive impact, while the quality factor had a negative contribution. The short-term indicator that the strategy uses to time trades also had a positive impact on returns.
Given the small country and sector deviations, and our bottom-up stock selection process, selection effects within these segments typically dominate allocation effects, in this period the strategy achieved positive selection within most sectors. Selection within Industrials, Consumer Discretionary and Information Technology added the most to the relative returns. Sector allocation effects were also positive, with the exception of our underweight in Materials which detracted. In terms of countries, both selection and allocation effects added to the relative returns. Selection within China and Taiwan had the largest positive impact, and most country allocations were additive. On the negative side, selection within Malayesia was a detractor.
In terms of individual securities in the portfolio, the highest positive contributions came from overweights in Evergreen Marine Corp. and Yang Ming Marine Transport Corp, and the highest negative contributions came from an overweight in Hartalega Holdings Bhd. and an overweight in Pinduoduo, Inc.
Outlook
2020 was a volatile year for equity markets and factor strategies. Our Emerging Markets Active Equities strategy underperformed its benchmark primarily due to a negative contribution of the value and quality factors and a lack of sufficient offsetting positive performance contribution of the momentum factors. The first quarter of 2021 has seen a strong rotation in factor performance, which benefited our strategy. The markets are currently trading at historically high valuations while interest rates and inflation expectations are trending higher. A continuation of this trend may set the stage for a further outperformance of the value factor. We are cautious when it comes to factor timing, as it has proven to be challenging in the short-term. However, irrespective of the macro conditions of 2021, we believe an allocation towards value makes sense from a valuation perspective and expect good days ahead for our integrated multi-factor strategy.

This report contains the current opinions of Robeco Institutional Asset Management US Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
22

Harbor Robeco Emerging Markets Active Equities Fund
Fund Summary —April 30, 2021 (Unaudited)

REGION BREAKDOWN (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2021	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Robeco Emerging Markets Active Equities Fund
Retirement Class[1]	26.85%	49.68%	N/A	20.52%
Institutional Class[1]	26.76	49.75	N/A	20.45
Investor Class[1]	26.47	49.13	N/A	19.98
Comparative Index
MSCI Emerging Markets (ND)[1]	22.95%	48.71%	N/A	22.53%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.79% (Net) and 5.23% (Gross) Retirement Class; 0.87% (Net) and 5.31% (Gross) Institutional Class; and 1.23% (Net) and 5.67% (Gross) Investor Class. The net expense ratios reflect an expense limitation agreement (excluding interest expense and acquired fund fees and expenses, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 04/30/2021.
23

Harbor Robeco Emerging Markets Active Equities Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.1%
Shares		Value
AIR FREIGHT & LOGISTICS—0.2%
19,000	Sinotrans Ltd. (China)	$ 9
AUTO COMPONENTS—1.9%
16,000	Dongfeng Motor Group Co. Ltd. (China)*	14
800	Fuyao Glass Industry Group Co. Ltd. (China)[1]	5
457	Hankook Tire & Technology Co. Ltd. (South Korea)	20
53	Hyundai Mobis Co. Ltd. (South Korea)	13
369	Shandong Linglong Tyre Co. Ltd. (China)	3
11,900	Sri Trang Agro-Industry PCL NVDR (Thailand)*,2	18
4,000	Tianneng Power International Ltd. (China)	7
		80
AUTOMOBILES—2.5%
11,000	BAIC Motor Corp. Ltd. (China)[1]	4
7,000	Great Wall Motor Co. Ltd. Class H (China)*	17
369	KIA Motors Corp. (South Korea)	26
1,315	Mahindra & Mahindra Ltd. GDR (India)[2]	13
1,448	Tata Motors Ltd. ADR (India)*,2	28
861	Tofas Turk Otomobil Fabrikasi AS (Turkey)	3
6,000	Yadea Group Holdings Ltd. (China)[1]	13
		104
BANKS—14.0%
2,152	Abu Dhabi Islamic Bank PJSC (United Arab Emirates)	3
68,000	Agricultural Bank of China Ltd. (China)	26
591	Al Rajhi Bank (Saudi Arabia)	16
4,100	Banco Do Brasil SA (Brazil)*	22
2,738	Banco Santander Brasil SA ADR (Brazil)[2]	20
2,100	Bangkok Bank PCL (Thailand)	8
2,007	Bank Albilad (Saudi Arabia)*	20
16,900	Bank Mandiri Persero TBK PT (Indonesia)	7
8,900	Bank of Chengdu Co. Ltd. (China)	16
80,000	Bank of China Ltd. (China)	32
26,000	Bank of Communications Co. Ltd. (China)	17
3,850	Bank of Jiangsu Co. Ltd. (China)	4
3,200	Bank of Shanghai Co. Ltd. (China)	4
3,060	BNK Financial Group Inc. (South Korea)	21
36,000	China Citic Bank Corp. Ltd. (China)	19
53,000	China Construction Bank Corp. (China)	42
15,000	China Everbright Bank Co. Ltd. (China)	6
31,500	China Minsheng Banking Corp Ltd. (China)	16
25,000	Chongqing Rural Commercial Bank Co. Ltd. (China)	11
9,000	CTBC Financial Holding Co. Ltd. (Taiwan)	7
1,382	DGB Financial Group Inc. (South Korea)	11
653	Hana Financial Group Inc. (South Korea)	27
500	ICICI Bank Ltd. ADR (India)*,2	8
30,000	Industrial & Commercial Bank of China Ltd. (China)	19
1,149,587	Itau Corpbanca Chile SA (Chile)*	4
1,385	JB Financial Group Co. Ltd. (South Korea)	9
1,100	Kasikornbank PCL (Thailand)	5
564	KB Financial Group Inc. (South Korea)	28
9,300	Kiatnakin Bank PCL NVDR (Thailand)[2]	17
10,889	Masraf Al Rayan Q.S.C (Qatar)	13
945	Moneta Money Bank AS (Czech Republic)*,1	3
22,000	Postal Savings Bank of China (China)[1]	14
6,700	RHB Bank BHD (Malaysia)	9
3,167	Riyad Bank (Saudi Arabia)	22
947	Saudi National Bank (Saudi Arabia)	14
1,180	Sberbank of Russia PJSC ADR (Russia)[2]	19
320	Shinhan Financial Group Co. Ltd. (South Korea)	11
1,400	Siam Commercial Bank PCL NVDR (Thailand)[2]	5
16,000	SinoPac Financial Holdings Co. Ltd. (Taiwan)	8
COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
120	State Bank of India GDR (India)*,2	$ 6
13,700	Thanachart Capital PCL NVDR (Thailand)[2]	16
		585
BEVERAGES—0.7%
1,787	Anadolu EFES Biracilik VE Malt Sanayii AS (Turkey)	5
400	Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (China)	25
		30
BUILDING PRODUCTS—0.2%
94	LG Hausys Ltd. (South Korea)	8
CAPITAL MARKETS—1.5%
15,000	Capital Securities Corp. (Taiwan)	10
29,500	China Galaxy Securities Co. Ltd. (China)	17
5,000	CSC Financial Co. Ltd. (China)[1]	6
2,800	GF Securities Co. Ltd. (China)	4
2,553	Investec Ltd. (South Africa)	10
6,500	Legend Holdings Corp. (China)[1]	11
4,000	Orient Securities Co. Ltd. (China)[1]	3
		61
CHEMICALS—1.6%
46	Korea Petrochemical Industries Co. Ltd. (South Korea)	13
100	Kumho Petrochemical Co. Ltd. (South Korea)	23
65	LOTTE Fine Chemical Co. Ltd. (South Korea)	4
7,700	Orbia Advance Corp. SAB de CV (Mexico)	21
3,000	Xinjiang Zhongtai Chemical Co. Ltd. (China)	5
		66
CONSTRUCTION & ENGINEERING—1.0%
24,000	China Railway Group Ltd. (China)	12
364	HDC Hyundai Development Co-Engineering & Construction (South Korea)	9
400	Larsen & Toubro Ltd. GDR (India)*,2	7
39,000	Metallurgical Corp of China Ltd. (China)	9
7,500	Sinopec Engineering Group Co. Ltd. (China)	5
		42
CONSTRUCTION MATERIALS—0.9%
1,000	Anhui Conch Cement Co. Ltd. (China)	6
10,000	China National Building Material Co. Ltd. (China)	14
267	City Cement Co. (Saudi Arabia)	2
14,900	Tipco Asphalt PCL NVDR (Thailand)[2]	10
42,000	West China Cement Ltd. (China)	8
		40
CONSUMER FINANCE—0.2%
500	AEON Thana Sinsap Thailand PCL NVDR (Thailand)[2]	4
169	Samsung Card Co. Ltd. (South Korea)	5
		9
DIVERSIFIED CONSUMER SERVICES—0.2%
1,600	Hang Zhou Great Star Industrial Co. Ltd. (China)*	9
DIVERSIFIED FINANCIAL SERVICES—0.2%
1,200	Krungthai Card PCL NVDR (Thailand)[2]	3
7,000	Yuanta Financial Holding Co. Ltd. (Taiwan)	6
		9
DIVERSIFIED TELECOMMUNICATION SERVICES—1.9%
1,019	Hellenic Telecommunications Organization SA (Greece)	17
1,442	KT Corp. ADR (South Korea)[2]	18

24

Harbor Robeco Emerging Markets Active Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
1,900	Megacable Holdings SAB de CV (Mexico)	$ 7
4,781	Ooredoo QPSC (Qatar)	9
6,200	Telekom Malaysia BHD (Malaysia)*	9
3,115	Telkom SA SOC Ltd. (South Africa)	8
12,462	Turk Telekomunikasyon AS (Turkey)	10
		78
ELECTRIC UTILITIES—0.6%
2,606	Cia Paranaense de Energia ADR (Brazil)*,2	14
1,400	Transmissora Alianca de Energia Eletrica SA (Brazil)	11
		25
ELECTRICAL EQUIPMENT—0.3%
3,000	China High Speed Transmission Equipment Group Co. Ltd. (China)*	2
8,000	Shanghai Electric Group Co. Ltd. (China)	3
5,000	TECO Electric and Machinery Co. Ltd. (Taiwan)	6
		11
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.1%
200	Delta Electronics Thailand PCL NVDR (Thailand)[2]	2
1,500	Hana Microelectronics PCL NVDR (Thailand)[2]	3
10,000	Hon Hai Precision Industry Co. Ltd. (Taiwan)	41
28,000	Innolux Corp. (Taiwan)*	30
3,500	Kingboard Holdings Ltd. (China)	21
14	LG Innotek Co. Ltd. (South Korea)	2
4,000	PAX Global Technology Ltd. (China)	4
3,000	Tripod Technology Corp (Taiwan)	15
405	United Electronics Co. (Saudi Arabia)	13
		131
ENTERTAINMENT—0.4%
1,000	Soft World International Corp. (Taiwan)	4
397	Webzen Inc. (South Korea)*	12
		16
FOOD & STAPLES RETAILING—1.2%
9,112	Cencosud SA (Chile)	19
105	E-Mart Inc. (South Korea)	16
1,063	ShopRite Holdings Ltd. (South Africa)	10
800	Yixintang Pharmaceutical Group Co. Ltd. (China)	5
		50
FOOD PRODUCTS—2.2%
12,700	Charoen Pokphand Foods NVDR PCL (Thailand)[2]	12
6,000	China Modern Dairy Holdings Ltd. (China)*	2
1,310	Gruma SAB de CV (Mexico)	14
5,400	Grupo Bimbo SAB de CV (Mexico)	11
261	Halwani Brothers Co. (Saudi Arabia)	7
2,200	JBS SA (Brazil)	12
5,000	Marfrig Global Foods SA (Brazil)*	18
2,200	Mega Lifesciences PCL NVDR (Thailand)[2]	2
54,500	Perusahaan Perkebunan London Sumatra Indonesia TBK PT (Indonesia)	5
6,800	Thai Vegetable Oil PCL NVDR (Thailand)[2]	8
		91
GAS UTILITIES—0.1%
65,400	Perusahaan Gas Negara TBK PT (Indonesia)	5
HEALTH CARE EQUIPMENT & SUPPLIES—1.0%
3,000	Hartalega Holdings BHD (Malaysia)	8
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
14,533	Supermax Corp. BHD (Malaysia)*	$ 21
8,600	Top Glove Corp. BHD (Malaysia)	12
		41
HEALTH CARE PROVIDERS & SERVICES—1.0%
3,700	Jointown Pharmaceutical Group Co. Ltd. (China)*	10
2,300	Qualicorp Consultoria e Corretora de Seguros SA (Brazil)*	12
8,100	Shanghai Pharmaceuticals Holding Co. Ltd. (China)	18
		40
HOUSEHOLD DURABLES—2.1%
3,950	Arcelik AS (Turkey)	16
1,700	Construtora Tenda SA (Brazil)*	8
3,000	Even Construtora e Incorporadora SA (Brazil)*	5
2,500	Hangzhou Robam Appliances Co. Ltd. (China)	15
161	LG Electronics Inc. (South Korea)	23
11,527	Skyworth Group Ltd. (China)*	4
2,700	Suofeiya Home Collection Co. Ltd. (China)	12
5,000	TCL Electronics Holdings Ltd. (China)	4
		87
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.4%
2,000	China Longyuan Power Group Corp. Ltd. (China)	3
34,592	Colbun SA (Chile)	6
9,323	Tauron Polska Energia SA (Poland)*	8
		17
INDUSTRIAL CONGLOMERATES—0.2%
7,000	CITIC Ltd. (China)	7
1,000	Shanghai Industrial Holdings Ltd. (Hong Kong)	2
		9
INSURANCE—2.8%
3,600	BB Seguridade Participacoes SA (Brazil)	15
32,000	China Reinsurance Group Corp. (China)	3
13,000	Fubon Financial Holding Co. Ltd. (Taiwan)	30
1,767	Korean Reinsurance Co. (South Korea)	15
3,200	New China Life Insurance Co Ltd. (China)	12
18,299	Old Mutual Ltd. (South Africa)	16
9,000	People's Insurance Co Group of China Ltd. (China)	3
8,000	PICC Property & Casualty Co. Ltd. (China)	8
500	Ping An Insurance Group Co. of China Ltd. (China)	5
1,600	Qualitas Controladora SAB de CV (Mexico)	9
		116
INTERACTIVE MEDIA & SERVICES—6.2%
193	Baidu Inc. ADR (China)*,2	41
58	Naver Corp. (South Korea)	19
2,500	Tencent Holdings Ltd. (China)	199
		259
INTERNET & DIRECT MARKETING RETAIL—7.5%
805	Alibaba Group Holding Ltd. ADR (China)*,2	186
34	GS Home Shopping Inc. (South Korea)	5
56	Hyundai Home Shopping Network Corp. (South Korea)	4
30	JD.com Inc. ADR (China)*,2	2
1,000	Meituan Dianping Class B (China)*,1	38
221	Naspers Ltd. (South Africa)	50
929	Vipshop Holdings Ltd. ADR (China)*,2	29
		314

25

Harbor Robeco Emerging Markets Active Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
IT SERVICES—2.3%
3,079	Infosys Ltd. ADR (India)[2]	$ 56
3,343	Wipro Ltd. ADR (India)[2]	24
250	WNS Holdings Ltd. ADR (India)*,2	18
		98
MACHINERY—1.0%
17,000	Lonking Holdings Ltd. (China)	7
4,000	Sinotruk Hong Kong Ltd. (Hong Kong)	10
234	Turk Traktor VE Ziraat Makineleri AS (Turkey)	6
12,800	Zoomlion Heavy Industry Science And Technology Co. Ltd. (China)*	18
		41
MARINE—2.8%
13,000	China Shipping Container Lines Co. Ltd. (China)	3
14,500	COSCO SHIPPING Holdings Co. Ltd. (China)*	26
1,623	Costamare Inc. (Greece)	17
10,000	Evergreen Marine Corp. Taiwan Ltd. (Taiwan)*	28
4,000	SITC International Holdings Co. Ltd. (Hong Kong)	15
10,000	Yang Ming Marine Transport Corp. (Taiwan)*	28
		117
MEDIA—0.8%
10,400	China South Publishing & Media Group Co Ltd. (China)	17
11,000	Focus Media Information Technology Co. Ltd. (China)	18
		35
METALS & MINING—4.6%
553	African Rainbow Minerals Ltd. (South Africa)	10
10,000	Angang Steel Co. Ltd. (China)	7
8,700	Baoshan Iron + Steel Co. (China)	12
929	CAP SA (Chile)*	17
10,000	Jiangxi Copper Co. Ltd. (China)	24
210	KGHM Polska Miedz SA (Poland)*	11
451	Kumba Iron Ore Ltd. (South Africa)	20
65	Novolipetsk Steel PJSC GDR (Russia)[2]	2
288	POSCO ADR (South Korea)[2]	23
251	Royal Bafokeng Platinum Ltd. (South Africa)*	2
5,990	Shougang Fushan Resources Group Ltd. (Hong Kong)	2
2,000	Tata Steel Ltd. GDR (India)*,2	28
1,801	Vale SA ADR (Brazil)*,2	36
		194
OIL, GAS & CONSUMABLE FUELS—4.7%
87,600	Adaro Energy TBK PT (Indonesia)	8
9,500	AKR Corporindo TBK PT (Indonesia)	2
20,000	China Coal Energy Co. Ltd. (China)	11
24,000	China Petroleum & Chemical Corp. (China)	12
11,000	China Shenhua Energy Co. Ltd. (China)	23
18,000	COSCO SHIPPING Energy Transportation Co. Ltd. (China)	8
1,400	Enauta Participacoes SA (Brazil)	4
260	GS Holdings Corp. (South Korea)	10
3,300	Indo Tambangraya Megah TBK PT (Indonesia)	3
188	Lukoil PJSC ADR (Russia)[2]	15
754	Petroleo Brasileiro SA ADR (Brazil)[2]	6
5,600	PTT Exploration & Production PCL NVDR (Thailand)[2]	21
763	Reliance Industries Ltd. GDR (India)[1,2]	41
15,530	Shanxi Xishan Coal & Electricity Power Co. Ltd. (China)	13
16,000	Yanzhou Coal Mining Co. Ltd. (China)	19
		196
PAPER & FOREST PRODUCTS—0.4%
12,000	Nine Dragons Paper Holdings Ltd. (Bermuda)	16
COMMON STOCKS—Continued
Shares		Value
PERSONAL PRODUCTS—0.3%
2,200	By-Health Co. Ltd. (China)	$ 11
PHARMACEUTICALS—1.3%
400	Dr. Reddy's Laboratories Ltd. ADR (India)[2]	28
1,600	Livzon Pharmaceutical Group Inc. (China)	7
5,000	Shandong Buchang Pharmaceuticals Co. Ltd. (China)	18
		53
PROFESSIONAL SERVICES—0.2%
488	Maharah Human Resources Co. (Saudi Arabia)*	9
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.0%
10,000	Agile Group Holdings Ltd. (China)	16
11,000	China Overseas Grand Oceans Group Ltd. (China)	7
36,000	Gemdale Corp. (China)	5
4,000	Greenland Hong Kong Holdings Ltd. (China)	1
16,000	Shenzhen Investment Ltd. (Hong Kong)	6
36,000	Yuexiu Property Co. Ltd. (Hong Kong)	8
		43
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.8%
130	DB Hitek Co. Ltd. (South Korea)	6
2,000	Flat Glass Group Co. Ltd. (China)	6
2,000	Kinsus Interconnect Technology Corp. (Taiwan)	7
1,000	Realtek Semiconductor Corp. (Taiwan)*	19
115	Silicon Works Co. Ltd. (South Korea)	10
269	SK Hynix Inc. (South Korea)	31
12,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	253
1,000	Topco Scientific Co. Ltd. (Taiwan)	5
15,000	United Microelectronics Corp. (Taiwan)	30
		367
SPECIALTY RETAIL—1.4%
400	China International Travel Service Corp. Ltd. (China)	19
5,500	China Yongda Automobiles Services Holdings Ltd. (China)	10
1,000	EEKA Fashion Holdings Ltd. (China)	1
5,000	HLA Corp. Ltd. (China)	6
215	Jarir Marketing Co. (Saudi Arabia)	11
1,698	Motus Holdings Ltd. (South Africa)	11
		58
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—7.2%
5,000	Chicony Electronics Co. Ltd. (Taiwan)	15
23,000	Compal Electronics Inc. (Taiwan)	21
8,000	Getac Technology Corp. (Taiwan)	16
18,000	Lenovo Group Ltd. (China)	25
9,000	Lite-On Technology Corp. (Taiwan)	20
4,000	Quanta Computer Inc. (Taiwan)	14
2,352	Samsung Electronics Co Ltd. (South Korea)	171
15,000	Wistron Corp. (Taiwan)	18
		300
TEXTILES, APPAREL & LUXURY GOODS—1.1%
40,000	Bosideng International Holdings (China)	20
74	Handsome Co. Ltd. (South Korea)	3
17	Hyosung TNC Corp. (South Korea)	11
7,500	Zhejiang Semir Garment Co. Ltd. (China)	14
		48
TRADING COMPANIES & DISTRIBUTORS—0.1%
872	Barloworld Ltd. (South Africa)*	6

26

Harbor Robeco Emerging Markets Active Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
TRANSPORTATION INFRASTRUCTURE—0.4%
8,000	COSCO SHIPPING Ports Ltd. (China)	$ 7
14,000	Zhejiang Expressway Co. Class H (China)	12
		19
WATER UTILITIES—0.3%
4,000	China Water Affairs Group Ltd. (China)	3
3,400	Cia de Saneamento de Minas Gerais-Copasa (Brazil)*	11
		14
WIRELESS TELECOMMUNICATION SERVICES—0.3%
152	PLDT Inc. ADR (Philippines)[2]	4
4,627	Veon Ltd. ADR (Netherlands)*,2	8
		12
TOTAL COMMON STOCKS
(Cost $3,161)		3,979

EXCHANGE-TRADED FUNDS—1.5%
(Cost $54)
Shares
CAPITAL MARKETS—1.5%
1,573	iShares MSCI India ETF (India)	65

PREFERRED STOCKS—2.3%
BANKS—0.2%
2,100	Banco Estado Rio Grande do Sul SA (Brazil)*	5
1,100	Itausa - Investimentos Itau SA (Brazil)	2
		7
PREFERRED STOCKS—Continued
Shares		Value
ELECTRIC UTILITIES—0.9%
2,700	Cia de Transmissao de Energia Eletrica Paulista (Brazil)*	$ 14
9,500	Cia Energetica de Minas Gerais (Brazil)	24
		38
METALS & MINING—0.1%
800	Usinas Siderurgicas de Minas Gerais SA Usiminas (Brazil)	3
OIL, GAS & CONSUMABLE FUELS—0.4%
2,144	Petroleo Brasileiro SA ADR (Brazil)*,2	18
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.6%
415	Samsung Electronics Co Ltd. (South Korea)	27
WATER UTILITIES—0.1%
2,400	Cia de Saneamento do Parana (Brazil)*	2
TOTAL PREFERRED STOCKS
(Cost $95)		95
TOTAL INVESTMENTS—98.9%
(Cost $3,310)		4,139
CASH AND OTHER ASSETS, LESS LIABILITIES—1.1%		44
TOTAL NET ASSETS—100.0%		$4,183

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 143	$—	$ 143
Europe	61	95	—	156
Latin America	302	—	—	302
Middle East/Central Asia	257	139	—	396
Pacific Basin	314	2,668	—	2,982
Exchange-Traded Funds
Middle East/Central Asia	65	—	—	65
Preferred Stocks
Latin America	68	—	—	68
Pacific Basin	—	27	—	27
Total Investments in Securities	$1,067	$3,072	$—	$4,139
There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
27

Harbor Robeco Emerging Markets Active Equities Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2021, the aggregate value of these securities was $138 or 3% of net assets.
2	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.
28

[THIS PAGE INTENTIONALLY LEFT BLANK]
29

Harbor Robeco Funds
StatementS of Assets and Liabilities—April 30, 2021 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Robeco Emerging Markets Conservative Equities Fund	Harbor Robeco Global Conservative Equities Fund	Harbor Robeco International Conservative Equities Fund	Harbor Robeco US Conservative Equities Fund	Harbor Robeco Emerging Markets Active Equities Fund
ASSETS
Investments, at identified cost	$3,080	$16,331	$2,926	$3,190	$3,310
Investments, at value	$3,613	$18,103	$3,231	$3,669	$4,139
Cash	34	89	1	16	13
Foreign currency, at value (cost: $9, $20, $32, $0 and $3)	9	20	32	—	3
Receivables for:
Dividends	10	47	15	4	13
Withholding tax	—	5	3	—	—
Prepaid registration fees	22	22	22	22	22
Other assets	18	14	16	9	24
Total Assets	3,706	18,300	3,320	3,720	4,214
LIABILITIES
Accrued expenses:
Management fees	2	5	1	1	3
Transfer agent fees	1	—	—	—	—
Other	24	15	13	7	28
Total Liabilities	27	20	14	8	31
NET ASSETS	$3,679	$18,280	$3,306	$3,712	$4,183
Net Assets Consist of:
Paid-in capital	$3,328	$16,769	$3,181	$3,460	$3,363
Total distributable earnings	351	1,511	125	252	820
	$3,679	$18,280	$3,306	$3,712	$4,183
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$1,835	$16,358	$1,614	$1,737	$2,079
Shares of beneficial interest[1]	166	1,558	154	165	165
Net asset value per share[2]	$11.07	$ 10.50	$10.47	$10.56	$12.61
Institutional Class
Net assets	$1,806	$ 1,888	$1,660	$1,929	$2,062
Shares of beneficial interest[1]	163	180	159	183	164
Net asset value per share[2]	$11.06	$ 10.50	$10.47	$10.56	$12.61
Investor Class
Net assets	$ 38	$ 34	$ 32	$ 46	$ 42
Shares of beneficial interest[1]	3	3	3	4	3
Net asset value per share[2]	$11.04	$ 10.48	$10.45	$10.57	$12.58

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

30

Harbor Robeco Funds
StatementS of Operations—Period Ended April 30, 2021 (Unaudited)

(All amounts in thousands)
	Harbor Robeco Emerging Markets Conservative Equities Fund	Harbor Robeco Global Conservative Equities Fund	Harbor Robeco International Conservative Equities Fund	Harbor Robeco US Conservative Equities Fund	Harbor Robeco Emerging Markets Active Equities Fund
Investment Income
Dividends	$ 43	$ 230	$ 64	$ 41	$ 46
Foreign taxes withheld	(5)	(14)	(7)	—	(5)
Total Investment Income	38	216	57	41	41
Operating Expenses
Management fees	12	28	6	5	14
12b-1 fees:
Investor Class	—	—	—	—	—
Shareholder communications	3	4	3	4	4
Custodian fees	18	14	17	4	32
Transfer agent fees:	—	—	—	—	—
Retirement Class	—	1	—	—	—
Institutional Class	1	1	1	1	1
Investor Class	—	—	—	—	—
Professional fees	3	3	4	—	6
Registration fees	21	21	21	21	21
Miscellaneous	4	4	4	4	4
Total expenses	62	76	56	39	82
Transfer agent fees waived	—	—	—	—	—
Other expenses reimbursed	(49)	(43)	(48)	(32)	(66)
Net expenses	13	33	8	7	16
Net Investment Income/(Loss)	25	183	49	34	25
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	17	66	70	53	112
Foreign currency transactions	—	20	—	—	(1)
Change in net unrealized appreciation/(depreciation) on:
Investments	617	1,880	373	560	712
Net gain/(loss) on investment transactions	634	1,966	443	613	823
Net Increase/(Decrease) in Net Assets Resulting from Operations	$659	$2,149	$492	$647	$848
The accompanying notes are an integral part of the Financial Statements.

31

Harbor Robeco Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Robeco Emerging Markets Conservative Equities Fund		Harbor Robeco Global Conservative Equities Fund
	November 1, 2020 through April 30, 2021	December 1, 2019[a] through October 31, 2020	November 1, 2020 through April 30, 2021	December 1, 2019[a] through October 31, 2020
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 25	$ 91	$ 183	$ 83
Net realized gain/(loss) on investments	17	(205)	86	(496)
Change in net unrealized appreciation/(depreciation) of investments	617	(84)	1,880	(108)
Net increase/(decrease) in assets resulting from operations	659	(198)	2,149	(521)
Distributions to Shareholders
Retirement Class	(52)	(4)	(101)	(2)
Institutional Class	(49)	(4)	(12)	(2)
Investor Class	(1)	—	—	—
Total distributions to shareholders	(102)	(8)	(113)	(4)
Net Increase/(Decrease) Derived from Capital Share Transactions	197	3,131	12,844	3,925
Net increase/(decrease) in net assets	754	2,925	14,880	3,400
Net Assets
Beginning of period	2,925	—	3,400	—
End of period	$3,679	$2,925	$18,280	$3,400

a	Inception
The accompanying notes are an integral part of the Financial Statements.

32

Harbor Robeco International Conservative Equities Fund		Harbor Robeco US Conservative Equities Fund		Harbor Robeco Emerging Markets Active Equities Fund
November 1, 2020 through April 30, 2021	December 1, 2019[a] through October 31, 2020	November 1, 2020 through April 30, 2021	December 1, 2019[a] through October 31, 2020	November 1, 2020 through April 30, 2021	December 1, 2019[a] through October 31, 2020
(Unaudited)		(Unaudited)		(Unaudited)

$ 49	$ 73	$ 34	$ 61	$ 25	$ 67
70	(270)	53	(300)	111	(102)
373	(68)	560	(81)	712	117
492	(265)	647	(320)	848	82

(50)	(1)	(33)	(3)	(49)	(5)
(49)	(1)	(35)	(3)	(50)	(5)
(1)	—	(1)	—	(1)	—
(100)	(2)	(69)	(6)	(100)	(10)
103	3,078	105	3,355	276	3,087
495	2,811	683	3,029	1,024	3,159

2,811	—	3,029	—	3,159	—
$3,306	$2,811	$3,712	$3,029	$4,183	$3,159
33

Harbor Robeco Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Robeco Emerging Markets Conservative Equities Fund		Harbor Robeco Global Conservative Equities Fund
	November 1, 2020 through April 30, 2021	December 1, 2019[a] through October 31, 2020	November 1, 2020 through April 30, 2021	December 1, 2019[a] through October 31, 2020
	(Unaudited)		(Unaudited)
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$ 43	$1,558	$12,727	$2,728
Reinvested distributions	52	4	101	2
Cost of shares reacquired	—	—	—	(615)
Net increase/(decrease) in net assets	$ 95	$1,562	$12,828	$2,115
Institutional Class
Net proceeds from sale of shares	$ 70	$1,543	$ 2	$1,829
Reinvested distributions	48	4	12	2
Cost of shares reacquired	—	(28)	—	(51)
Net increase/(decrease) in net assets	$118	$1,519	$ 14	$1,780
Investor Class
Net proceeds from sale of shares	$ 4	$ 50	$ 2	$ 30
Reinvested distributions	1	—	—	—
Cost of shares reacquired	(21)	—	—	—
Net increase/(decrease) in net assets	$ (16)	$ 50	$ 2	$ 30
SHARES
Retirement Class
Shares sold	4	156	1,353	271
Shares issued due to reinvestment of distributions	5	1	10	—
Shares reacquired	—	—	—	(76)
Net increase/(decrease) in shares outstanding	9	157	1,363	195
Institutional Class
Shares sold	6	155	1	184
Shares issued due to reinvestment of distributions	5	—	1	—
Shares reacquired	—	(3)	—	(6)
Net increase/(decrease) in shares outstanding	11	152	2	178
Investor Class
Shares sold	—	5	—	3
Shares issued due to reinvestment of distributions	—	—	—	—
Shares reacquired	(2)	—	—	—
Net increase/(decrease) in shares outstanding	(2)	5	—	3

a	Inception
The accompanying notes are an integral part of the Financial Statements.

34

Harbor Robeco International Conservative Equities Fund		Harbor Robeco US Conservative Equities Fund		Harbor Robeco Emerging Markets Active Equities Fund
November 1, 2020 through April 30, 2021	December 1, 2019[a] through October 31, 2020	November 1, 2020 through April 30, 2021	December 1, 2019[a] through October 31, 2020	November 1, 2020 through April 30, 2021	December 1, 2019[a] through October 31, 2020
(Unaudited)		(Unaudited)		(Unaudited)

$ 3	$1,624	$ 3	$1,588	$139	$1,500
50	1	33	3	49	5
—	(111)	—	(5)	(10)	—
$ 53	$1,514	$ 36	$1,586	$178	$1,505

$ 12	$1,523	$ 31	$1,764	$ 44	$1,577
49	1	35	3	50	5
—	—	—	(38)	—	(30)
$ 61	$1,524	$ 66	$1,729	$ 94	$1,552

$ —	$ 40	$ 2	$ 108	$ 3	$ 30
1	—	1	—	1	—
(12)	—	—	(68)	—	—
$(11)	$ 40	$ 3	$ 40	$ 4	$ 30

—	162	—	161	11	151
5	—	4	—	4	—
—	(13)	—	—	(1)	—
5	149	4	161	14	151

1	153	3	180	4	158
5	—	4	—	5	—
—	—	—	(4)	—	(3)
6	153	7	176	9	155

—	4	—	12	—	3
—	—	—	—	—	—
(1)	—	—	(8)	—	—
(1)	4	—	4	—	3
35

Harbor Robeco Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR ROBECO EMERGING MARKETS CONSERVATIVE EQUITIES FUND
	Retirement Class		Institutional Class		Investor Class
	6-Month Period Ended April 30, 2021	Year Ended October 31, 2020[f]	6-Month Period Ended April 30, 2021	Year Ended October 31, 2020[f]	6-Month Period Ended April 30, 2021	Year Ended October 31, 2020[f]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$ 9.33	$10.00	$ 9.33	$10.00	$ 9.30	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.08	0.30	0.07	0.29	0.05	0.27
Net realized and unrealized gain/(loss) on investments	1.99	(0.95)	1.98	(0.94)	1.98	(0.95)
Total from investment operations	2.07	(0.65)	2.05	(0.65)	2.03	(0.68)
Less Distributions
Dividends from net investment income	(0.33)	(0.02)	(0.32)	(0.02)	(0.29)	(0.02)
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.33)	(0.02)	(0.32)	(0.02)	(0.29)	(0.02)
Net asset value end of period	11.07	9.33	11.06	9.33	11.04	9.30
Net assets end of period (000s)	$ 1,835	$1,462	$1,806	$1,417	$ 38	$ 46
Ratios and Supplemental Data (%)
Total return[b]	22.49% [c]	(6.48)% [c]	22.29% [c]	(6.48)% [c]	22.08% [c]	(6.81)% [c]
Ratio of total expenses to average net assets^	3.63 [d]	6.08 [d]	3.71 [d]	6.16 [d]	4.07 [d]	6.53 [d]
Ratio of net expenses to average net assets[a]	0.75 [d]	0.75 [d]	0.83 [d]	0.83 [d]	1.20 [d]	1.20 [d]
Ratio of net investment income to average net assets[a]	1.49 [d]	3.45 [d]	1.42 [d]	3.35 [d]	0.89 [d]	3.16 [d]
Portfolio turnover	16 [c]	28 [c]	16 [c]	28 [c]	16 [c]	28 [c]

HARBOR ROBECO GLOBAL CONSERVATIVE EQUITIES FUND
	Retirement Class		Institutional Class		Investor Class
	6-Month Period Ended April 30, 2021	Year Ended October 31, 2020[f]	6-Month Period Ended April 30, 2021	Year Ended October 31, 2020[f]	6-Month Period Ended April 30, 2021	Year Ended October 31, 2020[f]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$ 9.04	$10.00	$ 9.04	$10.00	$ 9.01	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.11	0.23	0.11	0.22	0.09	0.19
Net realized and unrealized gain/(loss) on investments	1.43	(1.18)	1.42	(1.17)	1.41	(1.17)
Total from investment operations	1.54	(0.95)	1.53	(0.95)	1.50	(0.98)
Less Distributions
Dividends from net investment income	(0.08)	(0.01)	(0.07)	(0.01)	(0.03)	(0.01)
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.08)	(0.01)	(0.07)	(0.01)	(0.03)	(0.01)
Net asset value end of period	10.50	9.04	10.50	9.04	10.48	9.01
Net assets end of period (000s)	$16,358	$1,762	$1,888	$1,611	$ 34	$ 27
Ratios and Supplemental Data (%)
Total return[b]	17.05% [c]	(9.48)% [c]	16.95% [c]	(9.48)% [c]	16.71% [c]	(9.81)% [c]
Ratio of total expenses to average net assets^	0.96 [d]	4.36 [d]	1.04 [d]	4.44 [d]	1.40 [d]	4.81 [d]
Ratio of net expenses to average net assets[a]	0.40 [d]	0.40 [d]	0.48 [d]	0.48 [d]	0.85 [d]	0.85 [d]
Ratio of net investment income to average net assets[a]	2.33 [d]	2.74 [d]	2.23 [d]	2.64 [d]	1.89 [d]	2.24 [d]
Portfolio turnover	6 [c]	43 [c]	6 [c]	43 [c]	6 [c]	43 [c]
See page 40 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

36

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37

Harbor Robeco Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR ROBECO INTERNATIONAL CONSERVATIVE EQUITIES FUND
	Retirement Class		Institutional Class		Investor Class
	6-Month Period Ended April 30, 2021	Year Ended October 31, 2020[f]	6-Month Period Ended April 30, 2021	Year Ended October 31, 2020[f]	6-Month Period Ended April 30, 2021	Year Ended October 31, 2020[f]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$ 9.21	$10.00	$ 9.20	$10.00	$ 9.17	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.16	0.24	0.16	0.24	0.13	0.21
Net realized and unrealized gain/(loss) on investments	1.43	(1.02)	1.44	(1.03)	1.45	(1.04)
Total from investment operations	1.59	(0.78)	1.60	(0.79)	1.58	(0.83)
Less Distributions
Dividends from net investment income	(0.33)	(0.01)	(0.33)	(0.01)	(0.30)	— *
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.33)	(0.01)	(0.33)	(0.01)	(0.30)	— *
Net asset value end of period	10.47	9.21	10.47	9.20	10.45	9.17
Net assets end of period (000s)	$1,614	$1,371	$1,660	$1,402	$ 32	$ 38
Ratios and Supplemental Data (%)
Total return[b]	17.47% [c]	(7.84)% [c]	17.51% [c]	(7.94)% [c]	17.34% [c]	(8.27)% [c]
Ratio of total expenses to average net assets^	3.50 [d]	5.38 [d]	3.58 [d]	5.46 [d]	3.95 [d]	5.83 [d]
Ratio of net expenses to average net assets[a]	0.45 [d]	0.45 [d]	0.53 [d]	0.53 [d]	0.90 [d]	0.90 [d]
Ratio of net investment income to average net assets[a]	3.18 [d]	2.83 [d]	3.10 [d]	2.76 [d]	2.64 [d]	2.42 [d]
Portfolio turnover	19 [c]	32 [c]	19 [c]	32 [c]	19 [c]	32 [c]

HARBOR ROBECO US CONSERVATIVE EQUITIES FUND
	Retirement Class		Institutional Class		Investor Class
	6-Month Period Ended April 30, 2021	Year Ended October 31, 2020[f]	6-Month Period Ended April 30, 2021	Year Ended October 31, 2020[f]	6-Month Period Ended April 30, 2021	Year Ended October 31, 2020[f]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$ 8.89	$ 10.00	$ 8.89	$ 10.00	$ 8.87	$ 10.00
Income from Investment Operations						-128
Net investment income/(loss)[a,e]	0.10	0.19	0.10	0.18	0.08	0.15
Net realized and unrealized gain/(loss) on investments	1.78	(1.28)	1.77	(1.27)	1.77	(1.26)
Total from investment operations	1.88	(1.09)	1.87	(1.09)	1.85	(1.11)
Less Distributions
Dividends from net investment income	(0.21)	(0.02)	(0.20)	(0.02)	(0.15)	(0.02)
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.21)	(0.02)	(0.20)	(0.02)	(0.15)	(0.02)
Net asset value end of period	10.56	8.89	10.56	8.89	10.57	8.87
Net assets end of period (000s)	$1,737	$ 1,429	$1,929	$ 1,564	$ 46	$ 36
Ratios and Supplemental Data (%)
Total return[b]	21.21% [c]	(10.82)% [c]	21.26% [c]	(10.92)% [c]	21.05% [c]	(11.15)% [c]
Ratio of total expenses to average net assets^	2.24 [d]	4.01 [d]	2.32 [d]	4.09 [d]	2.69 [d]	4.46 [d]
Ratio of net expenses to average net assets[a]	0.35 [d]	0.35 [d]	0.43 [d]	0.43 [d]	0.80 [d]	0.80 [d]
Ratio of net investment income to average net assets[a]	2.06 [d]	2.24 [d]	1.98 [d]	2.16 [d]	1.61 [d]	1.87 [d]
Portfolio turnover	10 [c]	38 [c]	10 [c]	38 [c]	10 [c]	38 [c]
See page 40 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

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39

Harbor Robeco Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR ROBECO EMERGING MARKETS ACTIVE EQUITIES FUND
	Retirement Class		Institutional Class		Investor Class
	6-Month Period Ended April 30, 2021	Year Ended October 31, 2020[f]	6-Month Period Ended April 30, 2021	Year Ended October 31, 2020[f]	6-Month Period Ended April 30, 2021	Year Ended October 31, 2020[f]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.23	$10.00	$10.23	$10.00	$10.20	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.08	0.22	0.07	0.22	0.05	0.18
Net realized and unrealized gain/(loss) on investments	2.63	0.04	2.63	0.04	2.61	0.05
Total from investment operations	2.71	0.26	2.70	0.26	2.66	0.23
Less Distributions
Dividends from net investment income	(0.33)	(0.03)	(0.32)	(0.03)	(0.28)	(0.03)
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.33)	(0.03)	(0.32)	(0.03)	(0.28)	(0.03)
Net asset value end of period	12.61	10.23	12.61	10.23	12.58	10.20
Net assets end of period (000s)	$2,079	$1,540	$2,062	$1,589	$ 42	$ 30
Ratios and Supplemental Data (%)
Total return[b]	26.85% [c]	2.63% [c]	26.76% [c]	2.63% [c]	26.47% [c]	2.30% [c]
Ratio of total expenses to average net assets^	4.26 [d]	6.94 [d]	4.34 [d]	7.02 [d]	4.71 [d]	7.39 [d]
Ratio of net expenses to average net assets[a]	0.79 [d]	0.79 [d]	0.87 [d]	0.87 [d]	1.24 [d]	1.24 [d]
Ratio of net investment income to average net assets[a]	1.35 [d]	2.50 [d]	1.25 [d]	2.43 [d]	0.89 [d]	2.05 [d]
Portfolio turnover	31 [c]	47 [c]	31 [c]	47 [c]	31 [c]	47 [c]

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on average daily shares outstanding during the period.
f	For the period December 1, 2019 (inception) through October 31, 2020
The accompanying notes are an integral part of the Financial Statements.

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41

Harbor Robeco Funds
Notes to Financial Statements—April 30, 2021 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2021, the Trust consists of 36 separate portfolios. The portfolios covered by this report are Harbor Robeco Emerging Markets Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, Harbor Robeco US Conservative Equities Fund, and Harbor Robeco Emerging Markets Active Equities Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. There is no current investment in the Administrative Class.  The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically
42

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities
43

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
(except for premiums on certain callable debt securities that are amortized to the earliest call date) using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Expenses
Expenses are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions expected to be taken upon filing the 2020 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
44

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Foreign Currency Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
Foreign currency contracts are marked-to-market daily and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the period, Harbor Robeco Emerging Markets Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, and Harbor Robeco Emerging Markets Active Equities Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at period end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Rights and Warrants
Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are contracts that generally give the holder the right, but not the obligation, to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights and warrants are typically written by the issuer of the security underlying the right or warrant. Although some rights and warrants may be non-transferable, others may be traded over-the-counter or on an exchange.
A Fund may acquire rights or warrants in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. The value of a right or warrant may not necessarily change with the value of the underlying securities. When a Fund acquires rights or warrants, it runs the risk that it will lose its entire investment in the rights or warrants, unless the Fund exercises the right or warrant, acquires the underlying securities, or enters into a closing transaction before expiration. Rights and warrants cease to have value if they are not exercised prior to their expiration date. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the
45

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fund will lose part or all of its investment. Any premiums or purchase price paid for rights or other warrants that expire are treated as realized losses. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the rights or warrants.
Rights or warrants outstanding at the end of the period, if any, are disclosed at the end of each applicable Fund’s Portfolio of Investments and are included in “Purchased options” in the Statements of Assets and Liabilities. Realized gain/(loss) and unrealized appreciation/(depreciation) recognized during the period are included in “Purchased options” in the Statements of Operations.
During the period, Harbor Robeco Emerging Markets Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, and Harbor Robeco Emerging Markets Active Equities Fund held rights/warrants as a result of their investments in underlying securities.
Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the period ended April 30, 2021 are as follows:
	Purchases (000s)	Sales (000s)
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	$ 624	$ 534
Harbor Robeco Global Conservative Equities Fund	13,740	927
Harbor Robeco International Conservative Equities Fund	580	569
Harbor Robeco US Conservative Equities Fund	370	323
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	$ 1,318	$1,137
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Collateral may consist of cash and/or securities issued by the U.S. Treasury. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. Cash collateral is recognized as the gross liability for securities loaned in the Statements of Assets and Liabilities.  Non-cash collateral is not disclosed in the Funds' Statements of Assets and Liabilities as it is held by the Lending Agent on behalf of the Funds, and the Funds do not have the ability to rehypothecate those securities.  Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and a Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates.
In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, a Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statements of Operations and represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Lending Agent.
46

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
During the period, Harbor Robeco Global Conservative Equities Fund engaged in securities lending. As of April 30, 2021, the Fund had no securities on loan.
Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation(“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	0.68%	0.68%
Harbor Robeco Global Conservative Equities Fund	0.35	0.35
Harbor Robeco International Conservative Equities Fund	0.40	0.40
Harbor Robeco US Conservative Equities Fund	0.30	0.30
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	0.72%	0.72%
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the period, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class[1]	Expense Limitation Agreement Expiration Date
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	0.75%	0.83%	1.08%	1.19%	02/28/2022
Harbor Robeco Global Conservative Equities Fund	0.40	0.48	0.73	0.84	02/28/2022
Harbor Robeco International Conservative Equities Fund	0.45	0.53	0.78	0.89	02/28/2022
Harbor Robeco US Conservative Equities Fund	0.35	0.43	0.68	0.79	02/28/2022
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	0.79%	0.87%	1.12%	1.23%	02/28/2022

1	For the period November 1, 2020 through February 28, 2021, the operating expense limitation for the Investor Class for Harbor Robeco Emerging Markets Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, Harbor Robeco US Conservative Equities Fund, and Harbor Robeco Emerging Markets Active Equities Fund were 1.20%, 0.85%, 0.90%, 0.80% and 1.24%, respectively.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
47

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Subadviser
Robeco Institutional Asset Management US Inc. (“RIAM US”) serves as Subadviser to each of the Harbor Robeco Funds. RIAM US is a wholly-owned subsidiary of ORIX and an affiliate of Harbor Capital. There were no affiliated transactions between the Funds and the subadviser during the period. The subadvisory fees are paid by Harbor Capital to RIAM US.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class[1]	0.21% of the average daily net assets of all Investor Class shares

1	For the period November 1, 2020 through February 28, 2021, Harbor Services Group received compensation up to 0.22% for the Investor Class.
Harbor Services Group voluntarily waived a portion of its transfer agent fees during the period ended April 30, 2021. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the period, the Funds did not enter into any transactions with any other Harbor fund.
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Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Shareholders
As of April 30, 2021, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries				Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Investor Class	Total
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	157,052	153,557	3,091	313,700	94.3%
Harbor Robeco Global Conservative Equities Fund	188,944	149,718	3,013	341,675	19.6
Harbor Robeco International Conservative Equities Fund	153,584	153,425	3,090	310,099	98.2
Harbor Robeco US Conservative Equities Fund	155,140	151,900	3,053	310,093	88.2
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	153,318	153,205	3,085	309,608	93.3%
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
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Harbor Robeco Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation as of April 30, 2021 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund*	$ 3,089	$ 700	$(167)	$ 533
Harbor Robeco Global Conservative Equities Fund*	16,351	1,991	(219)	1,772
Harbor Robeco International Conservative Equities Fund*	2,958	406	(101)	305
Harbor Robeco US Conservative Equities Fund*	3,190	543	(64)	479
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund*	$ 3,313	$ 959	$(130)	$ 829

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Subsequent Events
At a meeting of the Board of Trustees held on May 12, 2021, the Board of Trustees voted to liquidate and dissolve the Harbor Robeco Emerging Markets Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, Harbor Robeco US Conservative Equities Fund, and Harbor Robeco Emerging Markets Active Equities Fund. The liquidation of the Funds occurred on June 15, 2021. Additional information related to the liquidation can be found in the supplements to the Funds' prospectus as filed with the SEC on May 13, 2021.
Through the date the financial statements were issued, there were no other subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
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Harbor Robeco Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020 through April 30, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021
Harbor Robeco Emerging Markets Conservative Equities Fund
Retirement Class	0.75%
Actual		$4.14	$1,000	$1,224.90
Hypothetical (5% return)		3.76	1,000	1,020.98
Institutional Class	0.83%
Actual		$4.58	$1,000	$1,222.90
Hypothetical (5% return)		4.16	1,000	1,020.58
Investor Class	1.20%
Actual		$6.61	$1,000	$1,220.80
Hypothetical (5% return)		6.01	1,000	1,018.70
Harbor Robeco Global Conservative Equities Fund
Retirement Class	0.40%
Actual		$2.15	$1,000	$1,170.50
Hypothetical (5% return)		2.01	1,000	1,022.76
Institutional Class	0.48%
Actual		$2.58	$1,000	$1,169.50
Hypothetical (5% return)		2.41	1,000	1,022.36
Investor Class	0.85%
Actual		$4.57	$1,000	$1,167.10
Hypothetical (5% return)		4.26	1,000	1,020.47
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Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021
Harbor Robeco International Conservative Equities Fund
Retirement Class	0.45%
Actual		$2.42	$1,000	$1,174.70
Hypothetical (5% return)		2.26	1,000	1,022.51
Institutional Class	0.53%
Actual		$2.86	$1,000	$1,175.10
Hypothetical (5% return)		2.66	1,000	1,022.10
Investor Class	0.90%
Actual		$4.85	$1,000	$1,173.40
Hypothetical (5% return)		4.51	1,000	1,020.22
Harbor Robeco US Conservative Equities Fund
Retirement Class	0.35%
Actual		$1.92	$1,000	$1,212.10
Hypothetical (5% return)		1.76	1,000	1,023.02
Institutional Class	0.43%
Actual		$2.36	$1,000	$1,212.60
Hypothetical (5% return)		2.16	1,000	1,022.61
Investor Class	0.80%
Actual		$4.39	$1,000	$1,210.50
Hypothetical (5% return)		4.01	1,000	1,020.73
Harbor Robeco Emerging Markets Active Equities Fund
Retirement Class	0.79%
Actual		$4.45	$1,000	$1,268.50
Hypothetical (5% return)		3.96	1,000	1,020.78
Institutional Class	0.87%
Actual		$4.89	$1,000	$1,267.60
Hypothetical (5% return)		4.36	1,000	1,020.37
Investor Class	1.24%
Actual		$6.96	$1,000	$1,264.70
Hypothetical (5% return)		6.21	1,000	1,018.49

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
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Harbor Robeco Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE Harbor Robeco FUNDS
The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At a meeting of the Board held on February 19 and 20, 2021 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of the Investment Advisory Agreement with Harbor Capital, the adviser to each Fund, and the Subadvisory Agreement with Robeco Institutional Asset Management US Inc. (“RIAM US” or the “Subadviser”), an affiliate of Harbor Capital, with respect to Harbor Robeco Emerging Markets Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, Harbor Robeco US Conservative Equities Fund and Harbor Robeco Emerging Markets Active Equities Fund (each a “Fund” and, collectively, the “Funds”).
In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by Harbor Capital and the Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of Harbor Capital and the Subadviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreement and Subadvisory Agreement, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by Harbor Capital and the Subadviser. These materials included a comprehensive written response from Harbor Capital to a 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees. The Trustees also discussed with representatives of Harbor Capital, at the Meeting and at prior meetings, Harbor Funds’ operations and Harbor Capital’s ability, consistent with the “manager-of-managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate. The Trustees specifically considered Harbor Capital’s history as a manager-of-managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and Harbor Capital had determined that a change in subadviser was in the best interests of a Fund and
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Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if Harbor Capital were to identify another subadviser believed to better serve the shareholders than the existing subadviser.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement and the Subadvisory Agreement with respect to each Fund were fair and reasonable and approved the continuation for a one-year period of the Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of each Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreement and Subadvisory Agreement were the following:
•	The nature, extent, and quality of the services provided by Harbor Capital and RIAM US, including the background, education, expertise and experience of the investment professionals of Harbor Capital and RIAM US providing services to each Fund;
•	The favorable history, reputation, qualifications and background of Harbor Capital and RIAM US, as well as the qualifications of their respective personnel;
•	The profitability of Harbor Capital and RIAM US, both separately and in the aggregate, with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on Harbor Capital’s profitability;
•	The fees charged by Harbor Capital and RIAM US for investment advisory and subadvisory services, respectively, including, in each case, the portion of the fee to be retained by Harbor Capital, after payment of RIAM US’s fee, for the investment advisory and related services, including investment, business, legal, compliance, financial and administrative services, that Harbor Capital provides;
•	The extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	The fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	The short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and Harbor Capital’s efforts to address circumstances of underperformance where applicable;
•	The compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds;
•	Any “fall out” benefits that might inure to Harbor Capital, RIAM US and their affiliates as a result of their relationship with the Funds;
•	Information received at regular meetings throughout the year related to Fund performance and services rendered by Harbor Capital, as well as RIAM US, and research arrangements with brokers who execute transactions on behalf of RIAM US;
•	Information contained in materials provided by Harbor Capital and compiled by Broadridge as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of the Investor Class) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
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ADVISORY AGREEMENT APPROVALS—Continued
•	Information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by Harbor Capital and RIAM US. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted Harbor Capital with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of Harbor Capital and RIAM US, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of Harbor Capital’s services in light of the Board’s experience with Harbor Capital, as well as materials provided by Harbor Capital concerning the financial and other resources devoted by Harbor Capital to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that Harbor Capital has the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager-of-managers” for the Funds.
The Subadviser’s Services. The Trustees’ consideration of the services provided by RIAM US included a review of each Fund’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with RIAM US and Harbor Funds’ experience with RIAM US in this capacity.
The Trustees also considered RIAM US’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees had received a presentation by investment professionals from RIAM US at a meeting of the Board held in 2020. The Trustees reviewed information concerning RIAM US’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from Harbor Capital data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also reviewed certain Investor Class comparative fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Robeco US Conservative Equities Fund. The Trustees considered Harbor Robeco US Conservative Equities Fund (inception date December 1, 2019), noting that its Institutional Class performance was below its Broadridge group and universe medians for the one-year and since inception periods ended December 31, 2020. The Morningstar data presented showed that the Fund’s one-year and since inception rolling returns as of December 31, 2020 each ranked in the fourth quartile. The Trustees noted that the Fund had underperformed its benchmark, the S&P 500 Index, for the one-year and since inception periods ended December 31, 2020. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of RIAM US in managing assets generally and in the strategy used with respect to the Fund specifically, noting that RIAM US and its participating affiliates managed approximately $229.2 million in assets in this strategy, out of a total of approximately $185.6 billion in assets under management as of September 30, 2020. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
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ADVISORY AGREEMENT APPROVALS—Continued
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Robeco Global Conservative Equities Fund. The Trustees considered Harbor Robeco Global Conservative Equities Fund (inception date December 1, 2019), noting that its Institutional Class performance was below its Broadridge group and universe medians for the one-year and since inception periods ended December 31, 2020. The Morningstar data presented showed that the Fund’s one-year and since inception rolling returns as of December 31, 2020 each ranked in the fourth quartile. The Trustees noted that the Fund had underperformed its benchmark, the MSCI World (ND) Index, for the one-year and since inception periods ended December 31, 2020. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of RIAM US in managing assets generally and in the strategy used with respect to the Fund specifically, noting that RIAM US and its participating affiliates managed approximately $9.9 billion in assets in this strategy, out of a total of approximately $185.6 billion in assets under management as of September 30, 2020. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Robeco International Conservative Equities Fund. The Trustees considered Harbor Robeco International Conservative Equities Fund (inception date December 1, 2019), noting that its Institutional Class performance was below its Broadridge group and universe medians for the one-year and since inception periods ended December 31, 2020. The Morningstar data presented showed that the Fund’s one-year and since inception rolling returns as of December 31, 2020 ranked in the second and third quartiles, respectively. The Trustees noted that the Fund had underperformed its benchmark, the MSCI EAFE (ND) Index, for the one -year and since inception periods ended December 31, 2020. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of RIAM US in managing assets generally and in the strategy used with respect to the Fund specifically, noting that RIAM US and its participating affiliates managed approximately $77.1 million in assets in this strategy, out of a total of approximately $185.6 billion in assets under management as of September 30, 2020. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Robeco Emerging Markets Conservative Equities Fund. The Trustees considered Harbor Robeco Emerging Markets Conservative Equities Fund (inception date December 1, 2019), noting that its Institutional Class performance was below its Broadridge group and universe medians for the one-year and since inception periods ended December 31, 2020. The Morningstar data presented showed that the Fund’s one-year and since inception rolling returns as of December 31, 2020 each ranked in the fourth quartile. The Trustees noted that the Fund had underperformed its benchmark, the MSCI Emerging Markets (ND) Index, for the one-year and since inception periods ended December 31, 2020. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of RIAM US in managing assets generally and in the strategy used with respect to the Fund specifically, noting that RIAM US and its participating affiliates managed approximately $3.9 billion in assets in this strategy, out of a total of approximately $185.6 billion in assets under management as of September 30, 2020. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
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ADVISORY AGREEMENT APPROVALS—Continued
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Robeco Emerging Markets Active Equities Fund. The Trustees considered Harbor Robeco Emerging Markets Active Equities Fund (inception date December 1, 2019), noting that its Institutional Class performance was below its Broadridge group and universe medians for the one-year and since inception periods ended December 31, 2020. The Morningstar data presented showed that the Fund’s one-year and since inception rolling returns as of December 31, 2020 ranked in the fourth quartile. The Trustees noted that the Fund had underperformed its benchmark, the MSCI Emerging Markets (ND) Index, for the one-year and since inception periods ended December 31, 2020. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of RIAM US in managing assets generally and in the strategy used with respect to the Fund specifically, noting that RIAM US and its participating affiliates managed approximately $2.6 billion in assets in this strategy, out of a total of approximately $185.6 billion in assets under management as of September 30, 2020. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
The Trustees also separately considered the allocation between Harbor Capital and RIAM US of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by Harbor Capital relative to that paid to the RIAM US as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between Harbor Capital and RIAM US.
Profitability
The Trustees also considered Harbor Capital’s and RIAM US’s profitability, both separately and in the aggregate, in operating each of the Funds (as well as Harbor Capital’s profitability on a fund complex-wide basis) as presented by Harbor Capital, and the allocation methodology used to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for Harbor Capital and RIAM US to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering Harbor Capital’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by Harbor Capital and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of Harbor Capital. The Trustees also noted that Harbor Capital was, in all cases, waiving a portion of its advisory fee and/or paying or reimbursing a portion of Fund expenses. The Trustees determined that Harbor Capital’s profitability in operating each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that Harbor Capital’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
57

Harbor Robeco Funds
Additional Information—Continued

Review of Liqudity Risk Management Program
The Trust has adopted pursuant to Rule 22e-4 under the Investment Company Act (“Rule 22e-4”) a Liquidity Risk Management Program (the “Program”) for the Funds. The Board has designated a committee of Harbor Capital employees as the Program Administrator.
The Program is designed to assess and manage each Fund’s liquidity risk. For purposes of Rule 22e-4, “liquidity risk” is defined as the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. Components of the Program include: (i) periodic assessment of each Fund’s liquidity risk based on certain factors; (ii) classification of each Fund’s holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid and Illiquid) that reflect an estimate of liquidity under current market conditions; (iii) to the extent a Fund does not invest primarily in Highly Liquid investments, establishment of an appropriate Highly Liquid Investment Minimum (“HLIM”) (as defined in Rule 22e-4) for such Fund and ongoing monitoring of the Fund’s net assets to assess compliance with the Fund’s HLIM; (iv) a limit on the ability of a Fund to acquire illiquid investments in excess of 15% of the Fund’s net assets; and (v) periodic reporting to the Board.
At a meeting held on November 10, 2020, the Board of Trustees reviewed the operation and effectiveness of the Program for the period beginning October 1, 2019 and ending September 30, 2020 (the “period”). At the November 10, 2020 meeting, the Board reviewed a report prepared by, and received a presentation from, the Program Administrator regarding the operation of the Program, its adequacy, and the effectiveness of its implementation during the period. The Program Administrator’s report included, among other things, a review of: (i) the operation of the Program overall during the period, which included a period of increased market volatility related to the COVID-19 pandemic in the first half of 2020; (ii) the activities conducted by the Program Administrator with respect to the Program; (iii) the level of portfolio investments classified into each of the four liquidity categories and the services provided by the third-party vendor engaged by the Trust to facilitate such classification with respect to certain of the Funds; and (iv) the most recent liquidity risk assessment for the Funds conducted by the Program Administrator in accordance with Rule 22e-4. Based upon its review, the Program Administrator determined that the Program was adequate and effective in facilitating the Funds’ compliance with Rule 22e-4 during the period.
58

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.SAR.HR.0421

Semi-Annual Report
April 30, 2021
International & Global  Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Diversified International All Cap Fund	HNIDX	HAIDX	HRIDX	HIIDX
Harbor Emerging Markets Equity Fund	HNEMX	HAEMX	HREMX	HIEEX
Harbor Focused International Fund	HNFRX	HNFSX	HNFDX	HNFIX
Harbor Global Leaders Fund	HNGIX	HGGAX	HRGAX	HGGIX
Harbor International Fund	HNINX	HAINX	HRINX	HIINX
Harbor International Growth Fund	HNGFX	HAIGX	HRIGX	HIIGX
Harbor International Small Cap Fund	HNISX	HAISX	HRISX	HIISX
Harbor Overseas Fund	HAORX	HAOSX	HAOAX	HAONX

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
Looking back on the past two calendar quarters reveals a tale of two markets. After a strong summer market rally, volatility reemerged last fall, due to continuing investor concerns about the pandemic, increasing political rhetoric, and other geopolitical events. However, the resolution of the presidential election, new vaccine approvals/rollouts, along with the passage of two U.S. fiscal stimulus packages, led to improved investor sentiment and appetite for risk that generated an equity market rally that continued through the first quarter of 2021—although at a slower pace than in the fourth quarter of 2020. U.S. and global equity markets produced positive total returns over the six-month period ended April 30, 2021. The S&P 500 added to its strong performance of 12.15% in the fourth quarter, with a return of 6.17% in the first quarter, outperforming the MSCI EAFE (ND) and the MSCI Emerging Markets (ND) Indexes, which returned 3.38% and 2.29%, respectively, for the first quarter.
Beginning late last fall, we saw a pronounced reversal from a growth-driven to a value-driven equity market, and this rotation has persisted through the first quarter. The market rotation occurred globally—in the U.S., developed, and emerging equity markets—by style (cyclical/value outperformed growth), by market cap (small cap outperformed large cap), and by factor (momentum reversed, while beta remained strong).
Prior to the fourth quarter, U.S. growth-oriented stocks were the dominant outperformers by a large margin, with value-oriented names trading at huge discounts. However, by late in the year and moving through the first quarter, value outperformed growth, with the Russell 3000® Value Index beating the Russell 3000® Growth Index by the widest margin since the first quarter of 2001. Cyclical industries (e.g., oil & gas, machinery, construction materials, and metals & mining), along with the Energy and Financials sectors, took center stage. In contrast, the Information Technology, Consumer Staples, and Healthcare sectors retreated. While large caps have been in favor in past years (FAANG stocks etc.) and still remain ahead over trailing three- and five-year periods, the trend reversed over the six-month reporting period, which saw small caps outperforming. The bond markets took a hit, as investors shifted to equities in anticipation of a broader economic recovery, and the yield curve steepened at the long end. The yield on 10-year Treasuries rose from 0.78% after the election to 1.74% in March—one of the most significant moves in decades.
As economies around the world have begun to reopen, and markets have rallied, the focus is shifting from fear to cautious optimism. Growth in the U.S. gross domestic product (GDP) over the past two quarters reflects the long-hoped-for economic recovery now underway, the reopening of businesses, and the massive government response to the COVID-19 pandemic. GDP grew by 4.3% in the fourth quarter and by an estimated 6.4% in the first quarter. The Biden administration passed the $1.9 trillion American Rescue Plan, although without a single Republican vote. Its proposals for still more fiscal stimulus (the American Jobs Plan at $2.3 trillion and the American Families Plan at $1.8 trillion) will have to pass the gauntlet of a divided Congress; the scope, size, and timing of those plans will no doubt undergo protracted negotiations.
Harbor expects that volatility will remain elevated for the foreseeable future. But we also believe there are thoughtful, practical solutions to manage volatility and enable investors to reach their long-term goals. Our subadvisers are active portfolio managers who remain focused on uncovering opportunities and skillfully executing their strategies to deliver shareholder value in a climate of economic and geopolitical uncertainty, unprecedented health challenges, and financial market volatility. We believe that thoughtful, active management and adherence to enduring investment principles such as diversification, discipline, and a long-term view, will stand the test of time.
Over the past year, we have seen massive disruptions and challenges that have taken a severe toll on human lives. But the human spirit has remained resilient through it all. We believe there is now more reason for cautious optimism than fear as we look ahead.
I hope you and your families stay safe through this difficult time. Thank you for your confidence and continued investment in Harbor Funds.
June 22, 2021

Charles F. McCain
Chairman

Harbor Diversified International All Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2015
Charles Carter
Since 2015
Nick Longhurst
Since 2015
William J. Arah
Since 2015
Simon Somerville
Since 2016
Michael Nickson, CFA
Since 2018
Michael Godfrey, CFA
Since 2015
David Cull, CFA
Since 2015
Robert Anstey, CFA
Since 2015
Justin Hill
Since 2021
Marathon Asset Management LLP (operating as Marathon-London in the U.S.) has subadvised the Fund since 2015.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
The six-month period ended April 30, 2021 displayed strong market performance. There was a notable change in style leadership in equity markets that took place around November 9, 2020 with the announcement of an effective vaccine. For years, the market has been led mainly by mega-cap companies which are either ‘growth’ businesses or reliable income generators (“bond proxies”). This began to change in November, initially in Europe and subsequently spreading to all other major markets. The ‘value’ area of the market and smaller capitalization companies (and particularly those businesses which are both) began to outperform. Although this new trend has now been in place for around six months, the disparity in valuations between the ‘growth’ and ‘value’ segments of the market remains high from a historical perspective, reflecting the extremes that had been reached.
Cyclical sectors, such as Financials, Energy, Materials and Information Technology have been the key beneficiaries over the period, with more defensive sectors, including Health Care, Consumer Staples and Utilities, performing relatively weakly. Given the depth of the COVID-19 crash earlier in the year, this might be expected; cyclicals in general fell faster and further than their more defensive peers and so had further to recover as the outlook improved.
The MSCI All Country World Ex. U.S. (ND) Index performed well and returned 27.40% over the six-month period ended April 30, 2021. On a regional basis, Canada, which averaged 6.48% of the Index, led the way returning 34.83%, closely followed by European markets which returned 33.32% and averaged 38.93% of the MSCI All Country World Ex. U.S. (ND) Index over the period. Developed Asian ex-Japan markets (Australia, Hong Kong, Singapore and New Zealand), which constituted 7.34% of the Index on average over the period, were also strong performers during the six-month period, returning 31.65%. Emerging Markets and Japanese performance within the MSCI ACWI ex-U.S. Index was not so strong in absolute terms, returning 22.60% (with an average weight of 30.21% of the Index) and 17.16% (with an average weight of 15.75% of the Index) respectively.
Performance
Harbor Diversified International All Cap Fund returned 34.05% (Retirement Class), 34.05% (Institutional Class), 33.78% (Administrative Class) and 33.68% (Investor Class), while the MSCI All Country World Ex. U.S. (ND) Index returned 27.40% during the six-month period ended April 30, 2021. Returns were driven by stock selection, particularly in emerging markets, Europe and Canada. Chinese positioning in the emerging markets allocation was particularly beneficial to performance. A significant underweight to a poorly performing market, strong stock selection and currency effects were all value additive. Within Europe, the overweight to the strengthening British Pound and stock specific exposure within the market were strongly beneficial. The underweight position to the Swiss market and currency also buoyed returns. Conversely, the Fund’s holdings in the Pacific ex-Japan region lagged.
Stock selection within sectors, was positive overall, though sector allocation was a small negative. Currency effects also had a positive impact. The Fund’s aggregate underweight exposure to the Health Care and Utilities sectors (which underperformed relative to the MSCI All County World Ex. U.S. (ND) Index) contributed positively. However, its underweight position in the Financials and Energy sectors (which outperformed the overall MSCI All County World Ex. U.S. (ND) Index return over the period) weighed on relative returns. Stock selection was notably strong in the Consumer Discretionary and Financials sectors, and contributed positively to outperformance in all other sectors except Utilities and Real Estate.
At the stock level, Alibaba, the Chinese internet retailer, which the Fund avoided, has contributed most strongly to recent outperformance, with the stock falling by more than 20% on news of an antitrust investigation by the Chinese authorities shortly after the start of the period. Tencent was a similar story. Shares in BlackBerry, the Canada-listed technology company

Harbor Diversified International All Cap Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	Life of Fund
Harbor Diversified International All Cap Fund
Retirement Class[1,2]	34.05%	51.49%	9.66%	8.17%
Institutional Class[1]	34.05	51.33	9.58	8.11
Administrative Class[1]	33.78	50.91	9.30	7.83
Investor Class[1]	33.68	50.72	9.19	7.71
Comparative Index
MSCI All Country World Ex. U.S. (ND)[1]	27.40%	42.98%	9.83%	8.56%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.72% (Net) and 0.85% (Gross) (Retirement Class); 0.80% (Net) and 0.93% (Gross) (Institutional Class); 1.05% (Net) and 1.18% (Gross) (Administrative Class); 1.16% (Net) and 1.29% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
once famed for its handsets, soared in late January. Amateur online investors, informally known as ‘Reddit traders’, placed ‘bets’ against short sellers of BlackBerry stock via a ‘short squeeze’ trading strategy, along with the likes of GameStop, resulting in the share price dramatically rising. This resulted in the valuation substantially exceeding the Subadviser’s target, or anything reasonably supported by fundamental analysis, in our view, so the position was sold. At the other end of the performance table, the underweight to Dutch lithography business ASML weighed on performance when the company, which is the only producer of the extreme ultraviolet lithography machines used in certain types of semi-conductor manufacturing, signed a large multi-year order, which we believe will boost earnings and helped to propel its shares higher as a result. Similarly, not owning French luxury goods provider, LVMH, hurt performance, when sales rebounded unexpectedly strongly from the initial COVID-19 related downturn, and financial results beat expectations. Danish medical device maker, Coloplast performed comparatively poorly over the period. While profits have been resilient, Coloplast has seen some impact from a decline in elective procedures, and, though shares have increased in value, they have not matched the pace of the benchmark index.
Outlook & Strategy
We remain committed to the implementation of our bottom-up analytical efforts within the capital cycle investment framework and, therefore, are seeking to invest in companies that, in our view, exhibit favorable supply side dynamics with management teams that have a track record of allocating capital efficiently. Developments over the last year should highlight the shortfalls of spending too much energy on forecasted outlooks; we are not looking to react to market volatility, rather placing emphasis on trusting the longstanding investment process that we have been committed to over the our 30 plus year history with low levels of investment turnover. It remains to be seen whether the rotation in the prevailing trend from growth and large cap to value and smaller cap names represents an ongoing change or a short-term interruption; however, history suggests that valuation differentials, which remain historically high, tend to revert to the mean (then overshoot) given time, in our view.

1	The “Life of Fund” return as shown reflects the period 11/02/2015 through 04/30/2021.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Diversified International All Cap Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

REGION BREAKDOWN (% of investments)
(Excludes derivatives and short-term investments)

Europe	**44.5%**
United Kingdom	16.6%
France	5.0%
Denmark	4.3%
Germany	4.1%
Switzerland	2.9%
Netherlands	2.1%
Sweden	1.9%
Greece	1.6%
Italy	1.3%
Spain	1.0%
Norway	0.8%
Finland	0.6%
Russia	0.6%
Ireland	0.5%
Austria	0.5%
South Africa	0.4%
Belgium	0.2%
Czech Republic	0.1%
Pacific Basin	**34.9%**
Japan	14.7%
Taiwan	5.1%
South Korea	4.4%
Australia	4.0%
China	2.6%
Hong Kong	1.4%
Singapore	1.3%
Thailand	0.7%
Indonesia	0.4%
Philippines	0.2%
New Zealand	0.1%
North America	**9.1%**
Canada	8.1%
United States	1.0%
Latin America	**6.6%**
Mexico	3.4%
Brazil	2.2%
Chile	0.7%
Colombia	0.3%
Africa	**2.6%**
South Africa	2.4%
Kenya	0.2%
Middle East/Central Asia	**2.3%**
India	2.3%

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of April 30, 2021, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.3%
Shares		Value
AEROSPACE & DEFENSE—1.0%
29,878	Airbus SE (France)*	$ 3,593
342,086	BAE Systems plc (United Kingdom)	2,390
502,693	Embraer SA (Brazil)*	1,425
1,501,329	Rolls-Royce Holdings plc (United Kingdom)*	2,173
13,192	Thales SA (France)	1,345
		10,926
COMMON STOCKS—Continued
Shares		Value
AIR FREIGHT & LOGISTICS—0.2%
126,920	Grupo Aeroportuario del Pacifico SAB de CV (Mexico)*	$ 1,306
26,292	Oesterreichische Post AG (Austria)	1,166
		2,472
AIRLINES—0.5%
169,309	Air Canada (Canada)*	3,412

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
AIRLINES—Continued
145,857	EasyJet plc (United Kingdom)*	$ 2,085
148,369	Qantas Airways Ltd. (Australia)*	563
		6,060
AUTO COMPONENTS—1.2%
55,600	Bridgestone Corp. (Japan)	2,228
262,550	Gestamp Automocion SA (Spain)*,1	1,356
264,477	GUD Holdings Ltd. (Australia)	2,719
29,245	Hankook Tire & Technology Co. Ltd. (South Korea)	1,262
75,500	Johnson Electric Holdings Ltd. (Hong Kong)	201
16,500	Koito Manufacturing Co. Ltd. (Japan)	1,029
34,498	Magna International Inc. (Canada)	3,258
1,191,009	Nemak SAB de CV (Mexico)*,1	349
42,400	Sumitomo Electric Industries Ltd. (Japan)	631
12,600	Toyota Industries Corp. (Japan)	1,012
		14,045
AUTOMOBILES—1.2%
1,514,431	BAIC Motor Corp. Ltd. (China)[1]	547
30,356	Bayerische Motoren Werke AG (Germany)	3,042
7,719	Hyundai Motor Co. (South Korea)	1,468
229,150	Mahindra & Mahindra Ltd. (India)	2,323
89,500	Toyota Motor Corp. (Japan)	6,697
		14,077
BANKS—8.4%
80,266	Australia & New Zealand Banking Group Ltd. (Australia)	1,771
716,307	Axis Bank Ltd. (India)*	6,854
70,639	Bancolombia SA ADR (Colombia)[2]	2,114
3,792,900	Bank Mandiri Persero TBK PT (Indonesia)	1,615
664,457	Bank of Ireland Group plc (Ireland)*	3,894
50,827	Bank of Nova Scotia (Canada)	3,237
809,240	Bank of The Philippine Islands (Philippines)	1,391
3,340,889	Barclays plc (United Kingdom)	8,088
104,428	BNP Paribas SA (France)	6,696
941,331	Cairo Mezz plc (Greece)*	138
677,685	Caixabank SA (Spain)	2,168
39,966	Close Brothers Group plc (United Kingdom)	877
23,246	Danske Bank AS (Denmark)	442
87,779	DBS Group Holdings Ltd. (Singapore)	1,967
94,356	DNB ASA (Norway)	2,024
11,271,699	Eurobank Ergasias SA (Greece)*	10,639
30,800	Fukuoka Financial Group Inc. (Japan)	525
8,377,636	Grupo Financiero Inbursa SAB de CV (Mexico)*	7,816
47,184	Hana Financial Group Inc. (South Korea)	1,934
132,762	HSBC Holdings plc (Hong Kong)	830
281,543	Intesa Sanpaolo SpA (Italy)	785
993,300	Kasikornbank PCL (Thailand)	4,204
53,146	Komercni Banka AS (Czech Republic)*	1,609
9,783,687	Lloyds Banking Group plc (United Kingdom)	6,135
976,900	Resona Holdings Inc. (Japan)	4,021
274,933	Standard Chartered plc (United Kingdom)	1,972
73,100	Sumitomo Mitsui Financial Group Inc. (Japan)	2,568
26,600	Sumitomo Mitsui Trust Holdings Inc. (Japan)	907
308,951	Svenska Handelsbanken AB (Sweden)	3,578
291,948	UniCredit SpA (Italy)	2,999
114,982	United Overseas Bank Ltd. (Singapore)	2,292
		96,090
BEVERAGES—3.5%
1,425,398	AmBev SA (Brazil)	3,920
37,861	Anheuser-Busch InBev SA (Belgium)	2,682
COMMON STOCKS—Continued
Shares		Value
BEVERAGES—Continued
13,500	Asahi Group Holdings Ltd. (Japan)	$ 565
17,355	Carlsberg AS (Denmark)	3,045
35,899	Coca-Cola European Partners plc (United States)	2,040
137,464	Davide Campari-Milano NV (Netherlands)	1,622
109,607	Diageo plc (United Kingdom)	4,920
1,097,834	East African Breweries Ltd. (Kenya)*	1,712
85,748	Fomento Economico Mexicano SAB de CV ADR (Mexico)[2]	6,646
44,484	Heineken NV (Netherlands)	5,160
263,400	Kirin Holdings Co. Ltd. (Japan)	4,947
4,182	Pernod Ricard SA (France)	859
21,400	Suntory Beverage & Food Ltd. (Japan)	722
1,179,800	Thai Beverage PCL (Thailand)	633
84,000	Tsingtao Brewery Co. Ltd. (China)	761
		40,234
BUILDING PRODUCTS—1.4%
246,588	Assa Abloy AB Class B (Sweden)	7,030
9,084	Geberit AG (Switzerland)	5,977
239,873	GWA Group Ltd. (Australia)	552
93,900	LIXIL Group Corp. (Japan)	2,544
		16,103
CAPITAL MARKETS—2.6%
335,655	3i Group plc (United Kingdom)	5,945
214,133	Brookfield Asset Management Inc. (Canada)	9,761
104,700	Daiwa Securities Group Inc. (Japan)	559
56,146	Georgia Capital plc (United Kingdom)*	437
170,035	IG Group Holdings plc (United Kingdom)	2,151
22,500	JAFCO Co. Ltd. (Japan)	1,620
16,700	Japan Exchange Group Inc. (Japan)	392
439,990	Jupiter Fund Management plc (United Kingdom)	1,570
430,300	Nomura Holdings Inc. (Japan)	2,313
262,514	PSG Group Ltd. (South Africa)	1,355
18,047	Rathbone Brothers plc (United Kingdom)	422
139,687	St. James's Place plc (United Kingdom)	2,627
33,561	UBS Group AG (Switzerland)	512
		29,664
CHEMICALS—1.3%
85,000	Air Water Inc. (Japan)	1,406
60,456	BASF SE (Germany)	4,872
54,990	Enaex SA (Chile)	689
6,200	Nippon Shokubai Co. Ltd. (Japan)	326
30,200	Nissan Chemical Corp. (Japan)	1,553
6,600	Nitto Denko Corp. (Japan)	546
277,335	Orica Ltd. (Australia)	2,887
7,400	Shin-Etsu Chemical Co. Ltd. (Japan)	1,249
13,000	Sumitomo Bakelite Co. Ltd. (Japan)	526
16,200	Tokyo Ohka Kogyo Co. Ltd. (Japan)	1,074
		15,128
COMMERCIAL SERVICES & SUPPLIES—2.2%
10,700	AEON Delight Co. Ltd. (Japan)*	326
380,505	Brambles Ltd. (Australia)	3,048
2,042,582	Cleanaway Waste Management Ltd. (Australia)	4,478
46,032	Elis SA (France)*	824
343,933	HomeServe plc (United Kingdom)	5,198
80,685	Ritchie Bros Auctioneers Inc. (Canada)	5,133
21,868	S-1 Corp. (South Korea)	1,601
15,700	Secom Co. Ltd. (Japan)	1,308

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
1,233,305	Serco Group plc (United Kingdom)	$ 2,388
19,200	Sohgo Security Services Co. Ltd. (Japan)	842
		25,146
CONSTRUCTION & ENGINEERING—0.9%
50,653	Boskalis Westminster NV (Netherlands)	1,617
22,027	Ferrovial SA (Spain)	625
130,800	Maeda Corp. (Japan)	1,118
327,700	Obayashi Corp. (Japan)	2,998
203,700	Penta-Ocean Construction Co. Ltd. (Japan)	1,588
1,230,171	Raubex Group Ltd. (South Africa)	2,239
		10,185
CONSTRUCTION MATERIALS—1.0%
17,132	CRH plc (Ireland)	811
221,398	Fletcher Building Ltd. (New Zealand)	1,151
6,078	Imerys SA (France)	316
20,312	James Hardie Industries PLC CDI (Australia)*,2	669
24,124	LafargeHolcim Ltd. (Switzerland)*	1,489
112,900	Taiheiyo Cement Corp. (Japan)	2,835
9,431	Vicat SA (France)	474
84,435	Wienerberger AG (Austria)	3,310
		11,055
CONSUMER FINANCE—1.0%
6,637,221	Gentera SAB de CV (Mexico)*	3,355
346,488	International Personal Finance plc (United Kingdom)*	610
329,768	Non-Standard Finance plc (United Kingdom)*,1	29
251,034	Provident Financial plc (United Kingdom)*	849
336,035	Shriram Transport Finance Co. Ltd. (India)	6,064
		10,907
CONTAINERS & PACKAGING—0.4%
518,892	DS Smith plc (United Kingdom)	3,016
109,900	Toyo Seikan Group Holdings Ltd. (Japan)	1,288
		4,304
DISTRIBUTORS—0.5%
261,665	Inchcape plc (United Kingdom)	2,824
143,300	Jardine Cycle & Carriage Ltd. (Singapore)	2,495
		5,319
DIVERSIFIED FINANCIAL SERVICES—0.6%
674,840	AMP Ltd. (Australia)	579
72,188	Challenger Ltd. (Australia)	283
846,000	First Pacific Co. Ltd. (Hong Kong)	290
156,768	JSE Ltd. (South Africa)	1,267
8,434	Macquarie Group Ltd. (Australia)	1,040
476,368	Remgro Ltd. (South Africa)	3,615
		7,074
DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
47,477	BCE Inc. (Canada)	2,244
121,645	Deutsche Telekom AG (Germany)	2,341
732,873	Koninklijke KPN NV (Netherlands)	2,528
199,515	KT Corp. ADR (South Korea)[2]	2,514
201,200	Nippon Telegraph & Telephone Corp. (Japan)	5,073
298,900	Singapore Telecommunications Ltd. (Singapore)	561
646,837	Telkom SA SOC Ltd. (South Africa)	1,751
291,946	Telstra Corp. Ltd. (Australia)	763
		17,775
COMMON STOCKS—Continued
Shares		Value
ELECTRIC UTILITIES—0.3%
26,691	Orsted AS (Denmark)[1]	$ 3,880
ELECTRICAL EQUIPMENT—2.5%
113,868	ABB Ltd. (Switzerland)	3,699
58,542	Legrand SA (France)	5,698
8,600	Mabuchi Motor Co. Ltd. (Japan)	344
31,136	Schneider Electric SE (France)	4,968
1,972,850	TECO Electric and Machinery Co. Ltd. (Taiwan)	2,457
275,125	Vestas Wind Systems AS (Denmark)	11,347
		28,513
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.1%
7,000	Azbil Corp. (Japan)	282
425,000	Chroma ATE Inc. (Taiwan)	2,937
487,315	Delta Electronics Inc. (Taiwan)	5,220
215,500	Hitachi Ltd. (Japan)	10,667
30,500	Kyocera Corp. (Japan)	1,852
8,700	Omron Corp. (Japan)	659
9,300	Shimadzu Corp. (Japan)	326
11,200	TDK Corp. (Japan)	1,519
		23,462
ENERGY EQUIPMENT & SERVICES—0.3%
301,468	John Wood Group plc (United Kingdom)*	1,172
47,850	Petrofac Ltd. (United Kingdom)*	87
974,877	Saipem SpA (Italy)*	2,248
6,091	Technip Energies NV (France)*	87
30,651	TechnipFMC plc (France)*	228
		3,822
ENTERTAINMENT—0.8%
26,305	CTS Eventim AG & Co. KGaA (Germany)*	1,816
9,500	Konami Holdings Corp. (Japan)	567
4,888,900	Major Cineplex Group PCL (Thailand)*	3,011
59,530	Modern Times Group MTG AB Class B (Sweden)*	908
16,600	Nexon Co. Ltd. (Japan)	549
1,400	Nintendo Co. Ltd. (Japan)	803
24,100	Toho Co. Ltd. (Japan)	960
		8,614
FOOD & STAPLES RETAILING—1.8%
129,809	Alimentation Couche-Tard Inc. (Canada)	4,399
107,860	Koninklijke Ahold Delhaize NV (Netherlands)	2,903
77,261	Loblaw Cos. Ltd. (Canada)	4,290
16,500	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	663
155,398	Metcash Ltd. (Australia)	426
25,413	PriceSmart Inc. (United States)	2,136
63,900	Seven & I Holdings Co. Ltd. (Japan)	2,759
22,500	Sundrug Co. Ltd. (Japan)	767
554,744	Tesco plc (United Kingdom)	1,693
		20,036
FOOD PRODUCTS—3.1%
13,600	Calbee Inc. (Japan)	326
246,000	China Mengniu Dairy Co. Ltd. (China)*	1,317
3,677,800	Delfi Ltd. (Singapore)	2,417
215,490	Devro plc (United Kingdom)	610
28,000	Fuji Oil Holdings Inc. (Japan)	722
2,897,222	Grupo Lala SAB de CV (Mexico)*	2,125
584,343	Industrias Bachoco SAB de CV (Mexico)	2,164
46,300	Megmilk Snow Brand Co. Ltd. (Japan)	929
10,500	Meiji Holdings Co. Ltd. (Japan)	652
13,600	NH Foods Ltd. (Japan)	607

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
FOOD PRODUCTS—Continued
98,900	Nippon Suisan Kaisha Ltd. (Japan)	$ 464
518,477	Tiger Brands Ltd. (South Africa)	6,966
2,596,255	Tingyi Cayman Islands Holding Corp. (China)	4,665
54,000	Toyo Suisan Kaisha Ltd. (Japan)	2,202
372,120	Ulker Biskuvi Sanayi AS (Turkey)	991
1,040,000	Uni-President China Holdings Ltd. (China)	1,263
30,412	Viscofan SA (Spain)	2,078
4,840,000	Want Want China Holdings Ltd. (China)	3,498
20,300	Yakult Honsha Co. Ltd. (Japan)	988
		34,984
GAS UTILITIES—0.0%
25,800	Tokyo Gas Co. Ltd. (Japan)	524
HEALTH CARE EQUIPMENT & SUPPLIES—3.0%
48,167	Coloplast AS Class B (Denmark)	7,978
1,243,465	ConvaTec Group plc (United Kingdom)[1]	3,747
95,599	Demant AS (Denmark)*	4,786
64,921	Getinge AB Class B (Sweden)	2,196
71,054	GN Store Nord AS (Denmark)	6,408
6,400	Hoya Corp. (Japan)	728
41,700	Japan Lifeline Co. Ltd. (Japan)	588
66,525	Koninklijke Philips NV (Netherlands)	3,762
33,000	Olympus Corp. (Japan)*	679
36,937	Smith & Nephew plc (United Kingdom)	799
8,044	Sonova Holding AG (Switzerland)*	2,382
		34,053
HEALTH CARE PROVIDERS & SERVICES—0.8%
64,600	Alfresa Holdings Corp. (Japan)	1,158
26,514	Amplifon SpA (Italy)	1,119
54,178	Fresenius Medical Care AG & Co. KGaA (Germany)	4,314
74,800	MediPAL Holdings Corp. (Japan)	1,376
24,300	Ship Healthcare Holdings Inc. (Japan)	637
		8,604
HOTELS, RESTAURANTS & LEISURE—3.7%
1,674,000	Ajisen China Holdings Ltd. (China)	292
14,084	Aristocrat Leisure Ltd. (Australia)	402
44,433	Carnival plc (United Kingdom)*	1,039
326,481	Compass Group plc (United Kingdom)*	7,102
43,795	Flutter Entertainment plc (United Kingdom)*	8,974
107,000	Galaxy Entertainment Group Ltd. (Hong Kong)*	939
2,898,700	Genting Singapore Ltd. (Singapore)	1,880
265,844	GVC Holdings plc (United Kingdom)*	6,215
7,594	InterContinental Hotels Group PLC (United Kingdom)*	540
22,923	Playtech plc (United Kingdom)*	147
1,224,097	SSP Group plc (United Kingdom)*	5,416
531,914	Tsogo Sun Gaming Ltd. (South Africa)*	238
532,134	TUI AG (Germany)*	3,170
85,276	Yum China Holdings Inc. (China)	5,366
		41,720
HOUSEHOLD DURABLES—0.8%
93,350	Barratt Developments plc (United Kingdom)	995
56,400	Casio Computer Co. Ltd. (Japan)	999
746,000	MRV Engenharia e Participacoes SA (Brazil)	2,383
7,000	Rinnai Corp. (Japan)	703
47,300	Sekisui Chemical Co. Ltd. (Japan)	825
22,000	Sony Corp. (Japan)	2,199
568,036	Taylor Wimpey plc (United Kingdom)	1,409
		9,513
COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD PRODUCTS—0.8%
1,730,483	Kimberly-Clark de Mexico SAB de CV (Mexico)	$ 2,999
21,900	Lion Corp. (Japan)	411
60,338	Reckitt Benckiser Group plc (United Kingdom)	5,373
		8,783
INDUSTRIAL CONGLOMERATES—2.1%
4,307,100	ALFA SAB de CV (Mexico)	3,002
67,000	CK Hutchison Holdings Ltd. (Hong Kong)	548
34,220	DCC plc (United Kingdom)	2,969
106,100	GT Capital Holdings Inc. (Philippines)	1,155
85,000	Jardine Matheson Holdings Ltd. (Hong Kong)	5,708
50,829	LG Corp. (South Korea)	5,749 [x]
1,900,166	Quinenco SA (Chile)	3,930
1,794,700	Sime Darby Berhad (Malaysia)	990
		24,051
INSURANCE—5.2%
73,943	Admiral Group plc (United Kingdom)	3,195
138,200	AIA Group Ltd. (Hong Kong)	1,754
162,000	AXA SA (France)[3]	4,576
251,500	Dai-ichi Life Holdings Inc. (Japan)	4,541
18,957	Fairfax Financial Holdings Ltd. (Canada)	8,661
94,300	Great Eastern Holdings Ltd. (Singapore)	1,626
6,039	Hannover Rueck SE (Germany)	1,115
5,353	Helvetia Holding AG (Switzerland)	644
53,516	Hiscox Ltd. (United Kingdom)*	599
929,949	Insurance Australia Group Ltd. (Australia)	3,504
296,900	Japan Post Holdings Co. Ltd. (Japan)*	2,495
28,700	MS&AD Insurance Group Holdings Inc. (Japan)	814
834,889	Porto Seguro SA (Brazil)*	7,588
40,789	Prudential plc (United Kingdom)	864
166,032	QBE Insurance Group Ltd. (Australia)	1,256
148,008	Qualitas Controladora SAB de CV (Mexico)	805
111,457	Sampo OYJ (Finland)	5,287
23,979	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	4,260
58,500	Sompo Holdings Inc. (Japan)	2,174
62,400	T&D Holdings Inc. (Japan)	766
52,900	Tokio Marine Holdings Inc. (Japan)	2,537
		59,061
INTERACTIVE MEDIA & SERVICES—2.0%
263,454	Auto Trader Group plc (United Kingdom)*,1	2,074
50,256	Baidu Inc. ADR (China)*,2	10,570
176,894	Carsales.com Ltd. (Australia)	2,702
134,829	Domain Holdings Australia Ltd. (Australia)*	526
790,174	Rightmove plc (United Kingdom)	6,699
		22,571
INTERNET & DIRECT MARKETING RETAIL—1.4%
7,002	GS Home Shopping Inc. (South Korea)	934
96,840	HelloFresh SE (Germany)*	8,026
25,906	Just Eat Takeaway.com NV (Netherlands)*,1	2,677
697,520	PChome Online Inc. (Taiwan)	2,102
30,613	Trip.com Group Ltd. ADR (China)*,2	1,196
2,959	Zooplus AG (Germany)*	935
17,900	ZOZO Inc. (Japan)	602
		16,472
IT SERVICES—2.1%
15,709	Alten SA (France)	1,967
2,346,635	Capita plc (United Kingdom)*	1,417
74,815	Edenred (France)	4,241

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
IT SERVICES—Continued
100,933	Genpact Ltd. (United States)	$ 4,797
39,000	NEC Corp. (Japan)	2,267
39,700	NET One Systems Co. Ltd. (Japan)	1,300
11,600	Nomura Research Institute Ltd. (Japan)	356
28,800	NS Solutions Corp. (Japan)	871
218,500	NTT Data Corp. (Japan)	3,402
10,100	Otsuka Corp. (Japan)	508
6,341	Reply SpA (Italy)	862
34,000	SCSK Corp. (Japan)	1,973
		23,961
LEISURE PRODUCTS—1.9%
27,700	Bandai Namco Holdings Inc. (Japan)	2,032
654,386	Giant Manufacturing Co. Ltd. (Taiwan)	8,310
486,611	Merida Industry Co. Ltd. (Taiwan)	5,789
109,300	Sega Sammy Holdings Inc. (Japan)	1,569
115,644	Spin Master Corp. (Canada)*,1	3,918
		21,618
LIFE SCIENCES TOOLS & SERVICES—0.5%
44,383	Eurofins Scientific SE (France)	4,396
7,786	Gerresheimer AG (Germany)	837
		5,233
MACHINERY—1.9%
16,053	Andritz AG (Austria)	872
397,042	CNH Industrial NV (Italy)	5,894
9,300	Daifuku Co. Ltd. (Japan)	919
94,028	Fluidra SA (Spain)	3,265
15,593	GEA Group AG (Germany)	685
8,800	Hoshizaki Corp. (Japan)	782
10,200	Makita Corp. (Japan)	459
44,400	NSK Ltd. (Japan)	410
139,030	Rotork plc (United Kingdom)	661
152,070	Sandvik AB (Sweden)	3,761
30,232	Stabilus SA (Germany)	2,361
23,500	Techtronic Industries Co. Ltd. (Hong Kong)	426
104,867	Wartsila OYJ ABP (Finland)	1,353
		21,848
MARINE—0.4%
60,995,939	Cia Sud Americana de Vapores SA (Chile)*	3,690
214,472	Irish Continental Group plc (Ireland)*	1,173
		4,863
MEDIA—2.2%
49,873	Daily Mail & General Trust plc (United Kingdom)	619
44,503	Euromoney Institutional Investor plc (United Kingdom)	611
158,500	Fuji Media Holdings Inc. (Japan)	1,929
195,742	Grupo Televisa SAB ADR (Mexico)*,2	2,423
35,700	Hakuhodo Dy Holdings Inc. (Japan)	604
79,108	Informa plc (United Kingdom)*	615
2,340,666	ITV plc (United Kingdom)*	3,912
88,521	JCDecaux SA (France)*	2,254
26,382,721	Media Nusantara Citra TBK PT (Indonesia)*	1,788
45,476	MediaSet Espana Comunicacion SA (Spain)*	289
223,882	Nine Entertainment Co. Holdings Ltd. (Australia)	493
149,320	Nippon Television Holdings Inc. (Japan)	1,966
43,831	Nordic Entertainment Group AB (Sweden)*	2,033
25,578	Schibsted ASA Class A (Norway)	1,285
21,750	Schibsted ASA Class B (Norway)	950
COMMON STOCKS—Continued
Shares		Value
MEDIA—Continued
2,376,354	Sky Network Television Ltd. (New Zealand)*	$ 289
233,588	WPP plc (United Kingdom)	3,149
		25,209
METALS & MINING—4.3%
112,748	Acerinox SA (Spain)*	1,563
1,642,086	Alrosa PJSC (Russia)	2,376
24,615	Anglo American Platinum Ltd. (South Africa)	3,361
54,201	Anglo American plc (South Africa)	2,307
76,697	AngloGold Ashanti Ltd. (South Africa)	1,582
146,976	ArcelorMittal SA (France)	4,273
338,729	Barrick Gold Corp. (Canada)	7,217
65,934	BHP Group Ltd. (Australia)	2,400
159,408	BlueScope Steel Ltd. (Australia)	2,635
212,843	Evolution Mining Ltd. (Australia)	754
29,852	Franco-Nevada Corp. (Canada)	4,159
59,897	Freeport-McMoRan Inc. (United States)	2,259
1,163,939	Glencore plc (United Kingdom)*	4,741
64,095	Newcrest Mining Ltd. (Australia)	1,310
112,400	Nippon Steel Corp. (Japan)	1,964
68,525	Rio Tinto plc (United Kingdom)	5,739
13,200	Sumitomo Metal Mining Co. Ltd. (Japan)	559
		49,199
MULTILINE RETAIL—0.1%
42,100	Marui Group Co. Ltd. (Japan)	791
OIL, GAS & CONSUMABLE FUELS—2.9%
48,666	Ampol Ltd. (Australia)	959
406,872	Beach Energy Ltd. (Australia)	394
2,666,929	BP plc (United Kingdom)	11,165
181,499	Canadian Natural Resources Ltd. (Canada)	5,509
245,061	Equinor ASA (Norway)	4,949
190,709	Inter Pipeline Ltd. (Canada)[3]	2,781
16,975	Lukoil PJSC ADR (Russia)[2]	1,311
219,166	Oil Search Ltd. (Australia)	633
263,183	PrairieSky Royalty Ltd. (Canada)[3]	2,822
640,440	United Tractors TBK PT (Indonesia)	937
75,655	Washington H Soul Pattinson & Co. Ltd. (Australia)	1,762
		33,222
PAPER & FOREST PRODUCTS—0.2%
306,300	Oji Holdings Corp. (Japan)	1,932
PERSONAL PRODUCTS—1.8%
52,069	AMOREPACIFIC Group (South Korea)	3,435
821,729	Asaleo Care Ltd. (Australia)	892
24,800	Kao Corp. (Japan)	1,594
2,800	Kose Corp. (Japan)	422
321,709	L'Occitane International SA (Hong Kong)	924
15,800	Mandom Corp. (Japan)	296
549,061	Natura & Co Holding SA (Brazil)*	4,927
85,336	Unilever plc (United Kingdom)	4,999
1,298,000	Uni-President Enterprises Corp. (Taiwan)	3,477
		20,966
PHARMACEUTICALS—2.8%
56,200	Astellas Pharma Inc. (Japan)	846
5,382,542	Genomma Lab Internacional SAB de CV (Mexico)*	5,418
114,907	Haw Par Corp. Ltd. (Singapore)	1,139
120,213	Novo Nordisk AS (Denmark)	8,868
20,800	Otsuka Holdings Co. Ltd. (Japan)	797
34,580	Roche Holding AG (Switzerland)	11,278

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—Continued
11,400	Rohto Pharmaceutical Co. Ltd. (Japan)	$ 292
7,000	Sawai Group Holdings Co. Ltd. (Japan)	337
30,800	Takeda Pharmaceutical Co. Ltd. (Japan)	1,029
53,300	Tsumura & Co. (Japan)	1,775
		31,779
PROFESSIONAL SERVICES—3.0%
60,654	Adecco Group AG (Switzerland)	4,111
388,889	ALS Ltd. (Australia)	3,149
86,462	Experian plc (United Kingdom)	3,333
1,651,436	Hays plc (United Kingdom)*	3,728
99,582	Intertek Group plc (United Kingdom)	8,441
105,489	IPH Ltd. (Australia)	576
56,300	Nomura Co. Ltd. (Japan)	410
131,737	PageGroup plc (United Kingdom)*	1,019
30,400	Persol Holdings Co. Ltd. (Japan)	560
11,454	Randstad NV (Netherlands)	826
167,602	RELX plc (United Kingdom)	4,348
76,679	RWS Holdings plc (United Kingdom)	727
5,600	TechnoPro Holdings Inc. (Japan)	412
5,287	Teleperformance (France)	2,042
		33,682
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
4,600	Daito Trust Construction Co. Ltd. (Japan)	489
51,700	Daiwa House Industry Co. Ltd. (Japan)	1,533
273,189	LOG Commercial Properties e Participacoes SA (Brazil)	1,484
232,912	LPS Brasil Consultoria de Imoveis SA (Brazil)*	169
40,900	Mitsubishi Estate Co. Ltd. (Japan)	673
80,500	Swire Pacific Ltd. (Hong Kong)	649
81,076	United Industrial Corp. Ltd. (Singapore)	171
		5,168
ROAD & RAIL—1.1%
476,102	Aurizon Holdings Ltd. (Australia)	1,370
17,347	Canadian Pacific Railway Ltd. (Canada)	6,474
32,100	East Japan Railway Co. (Japan)	2,198
137,940	Globaltrans Investment plc GDR (Russia)[2]	858
171,808	National Express Group plc (United Kingdom)*	710
54,000	Senko Group Holdings Co. Ltd. (Japan)	497
		12,107
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.2%
35,300	ASM Pacific Technology Ltd. (Hong Kong)	533
4,678	ASML Holding NV (Netherlands)	3,036
112,800	Renesas Electronics Corp. (Japan)*	1,314
24,100	ROHM Co. Ltd. (Japan)	2,379
41,801	SK Hynix Inc. (South Korea)	4,769
1,139,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	23,987
		36,018
SOFTWARE—0.6%
4,411	Constellation Software Inc. (Canada)	6,474
1,700	Oracle Corp. Japan (Japan)	159
		6,633
SPECIALTY RETAIL—1.2%
14,000	ABC-Mart Inc. (Japan)	750
4,230,900	Esprit Holdings Ltd. (Hong Kong)*	419
392,152	Fourlis Holdings SA (Greece)*	2,171
276,463	JUMBO SA (Greece)	5,165
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—Continued
243,712	Pets at Home Group plc (United Kingdom)	$ 1,495
37,300	USS Co. Ltd. (Japan)	677
118,051	WH Smith plc (United Kingdom)*	2,950
		13,627
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.3%
242,133	King Slide Works Co. Ltd. (Taiwan)	3,114
26,197	Logitech International SA (Switzerland)	2,916
20,454	Quadient SAS (France)	559
271,574	Samsung Electronics Co Ltd. (South Korea)	19,794
		26,383
TEXTILES, APPAREL & LUXURY GOODS—1.9%
14,279	Adidas AG (Germany)	4,410
77,100	ASICS Corp. (Japan)	1,225
43,169	Cie Financiere Richemont SA (South Africa)	4,430
165,490	Cie Financiere Richemont SA ADR (South Africa)[2]	1,709
31,972	EssilorLuxottica SA (France)	5,321
60,580	Gildan Activewear Inc. (Canada)*	2,103
93,600	Onward Holdings Co. Ltd. (Japan)	257
135,900	Samsonite International SA (Hong Kong)*,1	252
1,980,746	Stella International Holdings Ltd. (Hong Kong)*	2,441
		22,148
THRIFTS & MORTGAGE FINANCE—0.3%
110,867	Housing Development Finance Corp. Ltd. (India)	3,630
TOBACCO—0.3%
15,148	British American Tobacco plc (United Kingdom)	562
30,000	Japan Tobacco Inc. (Japan)	563
25,707	Swedish Match AB (Sweden)	2,104
		3,229
TRADING COMPANIES & DISTRIBUTORS—1.1%
52,457	Brenntag AG (Germany)	4,709
119,507	Bunzl plc (United Kingdom)	3,843
112,789	Finning International Inc. (Canada)	2,935
40,300	ITOCHU Corp. (Japan)	1,258
		12,745
TRANSPORTATION INFRASTRUCTURE—0.5%
99,444	Getlink SE (France)	1,582
452,246	Global Ports Investments plc GDR (Russia)*,2	1,637
3,405,365	Grindrod Ltd. (South Africa)*	1,108
35,400	Mitsubishi Logistics Corp. (Japan)	1,053
		5,380
WIRELESS TELECOMMUNICATION SERVICES—1.0%
960,850	Bharti Airtel Ltd. (India)	6,933
91,800	KDDI Corp. (Japan)	2,775
38,803	Rogers Communications Inc. (Canada)	1,911
		11,619
TOTAL COMMON STOCKS
(Cost $876,984)		1,118,217

PREFERRED STOCKS—0.6%
AUTOMOBILES—0.3%
15,004	Volkswagen AG (Germany)	3,906

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

PREFERRED STOCKS—Continued
Shares		Value
BANKS—0.3%
344,710	Banco Bradesco SA (Brazil)*	$ 1,513
2,890,199	Grupo Aval Acciones y Valores SA (Colombia)	851
395,242	Itausa - Investimentos Itau SA (Brazil)	732
		3,096
PERSONAL PRODUCTS—0.0%
3,261	AMOREPACIFIC Group (South Korea)	132
TOTAL PREFERRED STOCKS
(Cost $6,117)		7,134

SHORT-TERM INVESTMENTS—0.4%
(Cost $4,419)
Shares		Value
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—0.4%
4,419,130	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 0.020%)[4]	$ 4,419
TOTAL INVESTMENTS—99.3%
(Cost $887,520)		1,129,771
CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		7,707
TOTAL NET ASSETS—100.0%		$1,137,478

RIGHTS/WARRANTS
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Cie Financiere Richemont SA	377,958	ZAR 0.47	09/12/2023	$ —	$17

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 29,210	$ —	$ 29,210
Europe	6,410	491,566	—	497,976
Latin America	70,727	—	—	70,727
Middle East/Central Asia	—	25,804	—	25,804
North America	101,930	—	—	101,930
Pacific Basin	27,198	359,624	5,749	392,571
Preferred Stocks
Europe	—	3,907	—	3,907
Latin America	3,095	—	—	3,095
Pacific Basin	—	132	—	132
Short-Term Investments
Investment Company-Securities Lending Investment Fund	4,419	—	—	4,419
Total Investments in Securities	$213,779	$910,243	$5,749	$1,129,771
Financial Derivatives Instruments - Assets
Rights/Warrants	$ 17	$ —	$ —	$ 17
Total Investments	$213,796	$910,243	$5,749	$1,129,788
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2021. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2020 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2021 (000s)	Unrealized Gain/ Loss as of 04/30/2021 (000s)
Common Stocks	$—	$—	$—	$—	$—	$—	$5,749	$—	$5,749	$2,482
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Balance as of 04/30/2021 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
LG Corp. (South Korea)	$ 5,749	Market Approach	Last Traded Price	KRW 125,817.15

*	Non-income producing security
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2021, the aggregate value of these securities was $18,829 or 2% of net assets.
2	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
3	All or a portion of this security was out on loan as of April 30, 2021.
4	Represents the investment of collateral received from securities lending activities
h	Transferred from Level 2 to Level 3 due to the unavailability of observable market data for pricing
KRW	South Korean Won
ZAR	South African Rand
The accompanying notes are an integral part of the Financial Statements.

Harbor Emerging Markets Equity Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Michael Godfrey, CFA
Since 2020
David Cull, CFA
Since 2020
Marathon Asset Management LLP (operating as Marathon-London in the U.S.) has subadvised the Fund since 2020.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
The six-month period ended April 30, 2021 has seen strong performance by emerging markets. There was a notable change in style leadership in equity markets that took place around November 9, 2020 with the announcement of an effective vaccine. For years, the market has been led mainly by mega-cap companies which are either ‘growth’ businesses or reliable income generators (“bond proxies”). This began to change in November when the ‘value’ area of the market and smaller capitalization companies (and particularly those businesses which are both) began to outperform, though the trend has vacillated back and forth in emerging markets over that time, which has not occurred in the developed markets. This appears to be due to a number of specific factors in some of the larger index countries over the period; notably increasing regulation in China and a resurgence of the virus, initially in South America and more latterly in India, resulting in the (re)imposition of measures to restrict the spread. However, the disparity in valuations between the ‘growth’ and ‘value’ segments of the market remains high from a historical perspective.
The trend in relation to cyclical sectors versus more defensive sectors has been less obvious in emerging markets than in their developed peers. Generally, cyclical sectors such as Materials, Information Technology, Industrials, Financials and Energy have been the major beneficiaries over the period, with more defensive sectors, including Real Estate and Consumer Staples performing relatively weakly. Given the depth of the COVID-19 crash earlier in the year, when cyclicals in general fell faster and further than their more defensive peers and so had further to recover as the outlook improved, much of this might be expected. However, counterintuitively, the worst performing sector across emerging markets over the period was cyclical Consumer Discretionary. This was driven primarily by one idiosyncratic factor, a Chinese antitrust investigation into their giant internet retailers which form a large part of the sector. Investors have been wary of several of these stocks as a result, depressing sector returns.
Performance
Harbor Emerging Markets Equity Fund returned 39.53% (Retirement Class), 39.37% (Institutional Class), 39.09% (Administrative Class) and 39.08% (Investor Class) outperforming the MSCI Emerging Markets (ND) Index, which returned 22.95% during the six-month period ended April 30, 2021. Returns were driven by stock selection over the period, particularly in Asia where the Fund’s large underweight to a poorly performing China (the largest country in the Index) also helped. Stock selection in Emerging EMEA, particularly in Greece and South Africa, was also value additive. South America proved a more difficult market over the period, as stock selection lagged in Brazil amid a resurgence of the virus; however, an underweight position to the country, and its weakening currency partially offset this negative, and positioning elsewhere in the region, particularly the overweight position in Mexico, led to strong returns overall.
Stock selection within sectors drove returns, with relative positioning having little effect overall. Currency effects also had a positive impact. The Fund’s aggregate underweight exposure to the Consumer Discretionary and Communication Service sectors (which underperformed relative to the MSCI Emerging Markets (ND) Index) contributed positively. However, its underweight position in Materials and an overweight position in Consumer Staples were negatives, though in both cases outweighed by stock selection within the sectors. Stock selection was notably strong in the Financials and Consumer Discretionary sectors and contributed positively to outperformance in all other sectors except Health Care and Real Estate.
At the stock level, Alibaba, the Chinese internet retailer, which the Fund avoided, has contributed most strongly to recent outperformance, with the stock falling by more than 20% on news of an antitrust investigation by the Chinese authorities shortly after the start of the period. Tencent was a similar story, though their peer Baidu, in which the Fund does have a substantial

Harbor Emerging Markets Equity Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	Life of Fund
Harbor Emerging Markets Equity Fund
Retirement Class[1,2]	39.53%	66.43%	15.71%	6.62%
Institutional Class[1]	39.37	66.24	15.62	6.57
Administrative Class[1]	39.09	65.68	15.63	6.48
Investor Class[1]	39.08	65.46	15.17	6.17
Comparative Index
MSCI Emerging Markets (ND)[1]	22.95%	48.71%	12.50%	6.00%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.88% (Net) and 1.84% (Gross) (Retirement Class); 0.96% (Net) and 1.92% (Gross) (Institutional Class); 1.21% (Net) and 2.17% (Gross) (Administrative Class); and 1.32% (Net) and 2.28% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
holding, bucked this trend, and performed strongly, at least until mid-February when shares suffered in the fall out from the ‘fire sale’ of assets held by collapsed hedge fund Archegos Capital, where it was a major holding. Banking groups across the global emerging universe were a strong driver of return, particularly Eurobank in Greece but also including portfolio holdings in the likes of Axis Bank in India, Bancolombia and Kasikornbank in Thailand. At the other end of the performance table, not holding Brazil’s resources giant Vale hit performance as the capital cycle for metal miners finally turned. Years of poor returns have depressed investment, exploration and the opening of new mines, and global government stimulus over the course of the pandemic has stoked demand, resulting in higher prices for commodity producers. However, while Vale outperformed the index, other resource companies performed better, including several held by the Fund, such as Anglo American Platinum and Freeport-McMoRan, and we believe that the best value in the sector can currently be found amongst the smaller players. Other laggards over the period include a number of Latin American names, such as Alpargatas and Natura of Brazil and Minas Buenaventura of Peru, all of which have been hit both by the ongoing regional struggle with COVID-19 and the impact of the virus on earnings over the past year.
Outlook & Strategy
We remain committed to the implementation of our bottom-up analytical efforts within the capital cycle investment framework and, therefore, are seeking to invest in companies that, in our view, exhibit favorable supply side dynamics with management teams that have a track record of allocating capital efficiently. Developments over the last year should highlight the shortfalls of spending too much energy on forecasted outlooks; we are not looking to react to market volatility, rather placing emphasis on trusting the longstanding investment process that we have been committed to over the our 30 plus year history with low levels of investment turnover. It remains to be seen whether the rotation in the prevailing trend from growth and large cap to value and smaller cap names represents an ongoing change or a short-term interruption; however, history suggests that valuation differentials, which remain historically high, tend to revert to the mean (then overshoot) given time, in our view.

1	The “Life of Fund” return as shown reflects the period 11/01/2013 through 04/30/2021.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Emerging Markets Equity Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

REGION BREAKDOWN (% of investments)
The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of April 30, 2021, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.8%
Shares		Value
AEROSPACE & DEFENSE—0.4%
73,078	Embraer SA (Brazil)*	$ 207
AIR FREIGHT & LOGISTICS—0.4%
18,295	Grupo Aeroportuario del Pacifico SAB de CV (Mexico)*	188
AUTO COMPONENTS—0.5%
4,280	Hankook Tire & Technology Co. Ltd. (South Korea)	184
176,284	Nemak SAB de CV (Mexico)*,1	52
		236
AUTOMOBILES—1.3%
221,500	BAIC Motor Corp. Ltd. (China)[1]	80
1,147	Hyundai Motor Co. (South Korea)	218
32,961	Mahindra & Mahindra Ltd. (India)	334
		632
BANKS—11.5%
103,874	Axis Bank Ltd. (India)*	994
10,264	Bancolombia SA ADR (Colombia)[2]	307
559,300	Bank Mandiri Persero TBK PT (Indonesia)	238
118,060	Bank of The Philippine Islands (Philippines)	203
129,949	Cairo Mezz plc (Greece)*	19
1,632,072	Eurobank Ergasias SA (Greece)*	1,541
1,212,741	Grupo Financiero Inbursa SAB de CV (Mexico)*	1,132
6,933	Hana Financial Group Inc. (South Korea)	284
145,400	Kasikornbank PCL (Thailand)	615
7,649	Komercni Banka AS (Czech Republic)*	232
		5,565
COMMON STOCKS—Continued
Shares		Value
BEVERAGES—4.7%
209,949	AmBev SA (Brazil)	$ 577
158,900	East African Breweries Ltd. (Kenya)*	248
12,891	Fomento Economico Mexicano SAB de CV ADR (Mexico)[2]	999
594,600	Thai Beverage PCL (Thailand)	319
14,000	Tsingtao Brewery Co. Ltd. (China)	127
		2,270
CAPITAL MARKETS—0.5%
8,147	Georgia Capital plc (United Kingdom)*	64
37,607	PSG Group Ltd. (South Africa)	194
		258
CHEMICALS—0.0%
2,684,000	Tianhe Chemicals Group Ltd. (Hong Kong)*	— [x]
COMMERCIAL SERVICES & SUPPLIES—0.5%
3,138	S-1 Corp. (South Korea)	230
CONSTRUCTION & ENGINEERING—0.7%
179,663	Raubex Group Ltd. (South Africa)	327
CONSUMER FINANCE—2.8%
959,108	Gentera SAB de CV (Mexico)*	485
48,548	Shriram Transport Finance Co. Ltd. (India)	876
		1,361
DISTRIBUTORS—0.8%
21,000	Jardine Cycle & Carriage Ltd. (Singapore)	366

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED FINANCIAL SERVICES—1.5%
24,529	JSE Ltd. (South Africa)	$ 198
70,824	Remgro Ltd. (South Africa)	538
		736
DIVERSIFIED TELECOMMUNICATION SERVICES—1.3%
14,719	KT Corp. (South Korea)	375
93,793	Telkom SA SOC Ltd. (South Africa)	254
		629
ELECTRICAL EQUIPMENT—0.8%
319,000	TECO Electric and Machinery Co. Ltd. (Taiwan)	397
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.3%
61,000	Chroma ATE Inc. (Taiwan)	421
70,000	Delta Electronics Inc. (Taiwan)	750
		1,171
ENTERTAINMENT—0.9%
702,400	Major Cineplex Group PCL (Thailand)*	433
FOOD & STAPLES RETAILING—0.6%
3,636	PriceSmart Inc. (United States)	306
FOOD PRODUCTS—7.8%
36,000	China Mengniu Dairy Co. Ltd. (China)*	193
539,100	Delfi Ltd. (Singapore)	354
507,337	Grupo Lala SAB de CV (Mexico)*	372
85,472	Industrias Bachoco SAB de CV (Mexico)	317
75,310	Tiger Brands Ltd. (South Africa)	1,012
382,000	Tingyi Cayman Islands Holding Corp. (China)	686
53,509	Ulker Biskuvi Sanayi AS (Turkey)	143
150,000	Uni-President China Holdings Ltd. (China)	182
703,000	Want Want China Holdings Ltd. (China)	508
		3,767
HOTELS, RESTAURANTS & LEISURE—1.8%
248,000	Ajisen China Holdings Ltd. (China)	43
80,127	Tsogo Sun Gaming Ltd. (South Africa)*	36
12,413	Yum China Holdings Inc. (China)	781
		860
HOUSEHOLD DURABLES—0.7%
108,300	MRV Engenharia e Participacoes SA (Brazil)	346
HOUSEHOLD PRODUCTS—1.2%
341,647	Kimberly-Clark de Mexico SAB de CV (Mexico)	592
INDUSTRIAL CONGLOMERATES—4.5%
628,300	ALFA SAB de CV (Mexico)	438
15,540	GT Capital Holdings Inc. (Philippines)	169
7,455	LG Corp. (South Korea)	843 [x]
278,791	Quinenco SA (Chile)	577
265,000	Sime Darby Berhad (Malaysia)	146
		2,173
INSURANCE—3.8%
124,299	Porto Seguro SA (Brazil)*	1,130
21,233	Qualitas Controladora SAB de CV (Mexico)	115
3,483	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	619
		1,864
INTERACTIVE MEDIA & SERVICES—3.2%
7,300	Baidu Inc. ADR (China)*,2	1,535
COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—1.3%
1,011	GS Home Shopping Inc. (South Korea)	$ 135
103,000	PChome Online Inc. (Taiwan)	310
4,473	Trip.com Group Ltd. ADR (China)*,2	175
		620
IT SERVICES—1.4%
14,502	Genpact Ltd. (United States)	689
LEISURE PRODUCTS—4.1%
93,628	Giant Manufacturing Co. Ltd. (Taiwan)	1,189
69,000	Merida Industry Co. Ltd. (Taiwan)	821
		2,010
MARINE—1.1%
8,945,025	Cia Sud Americana de Vapores SA (Chile)*	541
MEDIA—1.3%
28,797	Grupo Televisa SAB ADR (Mexico)*,2	357
3,872,900	Media Nusantara Citra TBK PT (Indonesia)*	262
		619
METALS & MINING—3.6%
239,885	Alrosa PJSC (Russia)	347
3,576	Anglo American Platinum Ltd. (South Africa)	488
7,958	Anglo American plc (South Africa)	339
11,398	AngloGold Ashanti Ltd. (South Africa)	235
8,901	Freeport-McMoRan Inc. (United States)	336
		1,745
OIL, GAS & CONSUMABLE FUELS—0.7%
2,476	Lukoil PJSC ADR (Russia)[2]	189
94,100	United Tractors TBK PT (Indonesia)	138
		327
PERSONAL PRODUCTS—3.5%
7,623	AMOREPACIFIC Group (South Korea)	503
79,500	Natura & Co Holding SA (Brazil)*	714
186,000	Uni-President Enterprises Corp. (Taiwan)	498
		1,715
PHARMACEUTICALS—1.6%
783,016	Genomma Lab Internacional SAB de CV (Mexico)*	788
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
39,439	LOG Commercial Properties e Participacoes SA (Brazil)	214
32,900	LPS Brasil Consultoria de Imoveis SA (Brazil)*	24
		238
ROAD & RAIL—0.2%
19,737	Globaltrans Investment plc GDR (Russia)[2]	123
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.6%
6,128	SK Hynix Inc. (South Korea)	699
166,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3,496
		4,195
SPECIALTY RETAIL—2.2%
56,456	Fourlis Holdings SA (Greece)*	313
39,737	JUMBO SA (Greece)	742
		1,055

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—6.8%
35,000	King Slide Works Co. Ltd. (Taiwan)	$ 450
39,351	Samsung Electronics Co Ltd. (South Korea)	2,868
		3,318
TEXTILES, APPAREL & LUXURY GOODS—0.9%
24,593	Cie Financiere Richemont SA ADR (South Africa)[2]	254
162,500	Stella International Holdings Ltd. (Hong Kong)*	200
		454
THRIFTS & MORTGAGE FINANCE—1.1%
15,967	Housing Development Finance Corp. Ltd. (India)	523
TRANSPORTATION INFRASTRUCTURE—0.3%
495,626	Grindrod Ltd. (South Africa)*	161
WIRELESS TELECOMMUNICATION SERVICES—2.1%
138,155	Bharti Airtel Ltd. (India)	997
TOTAL COMMON STOCKS
(Cost $34,507)		46,567

PREFERRED STOCKS—1.0%
Shares		Value
BANKS—0.9%
49,660	Banco Bradesco SA (Brazil)*	$ 218
412,740	Grupo Aval Acciones y Valores SA (Colombia)	121
58,900	Itausa - Investimentos Itau SA (Brazil)	109
		448
PERSONAL PRODUCTS—0.1%
438	AMOREPACIFIC Group (South Korea)	18
TOTAL PREFERRED STOCKS
(Cost $376)		466
TOTAL INVESTMENTS—96.8%
(Cost $34,883)		47,033
CASH AND OTHER ASSETS, LESS LIABILITIES—3.2%		1,537
TOTAL NET ASSETS—100.0%		$48,570

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 4,284	$ —	$ 4,284
Europe	496	3,217	—	3,713
Latin America	10,472	—	—	10,472
Middle East/Central Asia	—	3,724	—	3,724
North America	2,112	—	—	2,112
Pacific Basin	2,758	18,661	843	22,262
Preferred Stocks
Latin America	448	—	—	448
Pacific Basin	—	18	—	18
Total Investments in Securities	$16,286	$29,904	$843	$47,033
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2021. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2020 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2021 (000s)	Unrealized Gain/ Loss as of 04/30/2021 (000s)
Common Stocks	$—	$—	$—	$—	$—	$—	$843	$—	$843	$373
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Balance as of 04/30/2021 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
LG Corp. (South Korea)	$ 843	Market Approach	Last Traded Price	KRW 125,817.15
Tianhe Chemicals Group Ltd. (Hong Kong)*	—	Market Approach	Estimated Recovery Value	HKD 0.00
$ 843

*	Non-income producing security
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2021, the aggregate value of these securities was $132 or less than 1% of net assets% of net assets.
2	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
h	Transferred from Level 2 to Level 3 due to the unavailability of observable market data for pricing
HKD	Hong Kong Dollar
KRW	South Korean Won
The accompanying notes are an integral part of the Financial Statements.

Harbor Focused International Fund
Manager’s Commentary (Unaudited)

Subadviser
Comgest Asset Management International Limited
46 St. Stephen’s Green
Dublin 2
Ireland
Portfolio Managers
Laure Négiar, CFA
Since 2019
Zak Smerczak, CFA
Since 2019
Alexandre Narboni
Since 2019
Richard Mercado, CFA
Since 2019
Comgest Asset Management International Limited has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Laure Négiar, CFA

Zak Smerczak, CFA

Alexandre Narboni

Richard Mercado, CFA

Management’s Discussion of
Fund Performance
Market Review
The six-month period ended April 30, 2021 followed the bottoming of equity markets post the onset of the COVID-19 crisis globally. While social distancing and lockdowns persisted throughout the period, optimism around an eventual reopening and the unleashing of pent-up demand fueled a strong rally in more cyclically-oriented areas of the market. This long-awaited rebound in value equities began essentially at the onset of the period under review and remained fairly consistent throughout.
The prospects of a strong economic rebound after multiple quarters of social distancing, combined with continued support from central banks and governments (notably President Biden’s extensive stimulus plans in the United States), have been a central theme in investors’ minds during this period. A rally in commodities, cyclicals and distressed companies, along with a meaningful rebound in U.S. Treasury yields and inflation expectations, have negatively impacted the valuations of growth companies. As can be common in a euphoric market such as this, we believe the long-term fundamental strength of quality companies is often overlooked in favor of areas of the market primed for a shorter-term rebound. In this context, we are pleased with the absolute return of the Fund, while it lagged from a relative perspective.
Performance
Harbor Focused International Fund returned 14.61% (Retirement Class), 14.55% (Institutional Class) and 14.34% (Investor Class), while the MSCI All Country World Ex. U.S. (ND) Index returned 27.40% during the six-month period ended April 30, 2021. The Fund continued to reflect our assessment of the highest quality and growth companies positioned for continued execution over the long term. As we only invest in what we believe are quality growth companies, it is no surprise that the Fund had little participation in the strongest sectors of the market, Energy, Materials and Financials. The market rotation out of quality and growth companies was a global phenomenon. However, this trend was particularly evident in Japan where the share prices of select portfolio holdings corrected by double-digit percentages, despite no meaningful revisions to their profit outlook. As such, some of the largest detractors to Fund performance came from our Japanese stock picks, which have continued to execute well despite the backdrop. This implies the correction was primarily market driven.
The Fund remains a concentrated portfolio, built from the bottom up. The underperformance during the period under review appears to be less tied to any specific stocks and more tied to being on the opposite side of a long-awaited style rotation in favor of value. TSMC, the leading chip manufacturer, posted solid quarterly results and raised its annual sales growth guidance from 10% to 15% for the next few years. The company’s plan for capital expenditures is a sign of strong expectations for the next five years, in our view. HDFC, the leading mortgage provider in India, continued to benefit from strong secular growth trends and expanding mortgage penetration. As a result, both companies were the Fund’s top contributors to performance during the period under review.
In our opinion, the period encompasses the peak of the uncertainty around potential revenue sanctions and potential regulations in China for leading internet companies. Alibaba was impacted by this uncertainty and was a top detractor from results. Our conviction in the company’s long term growth prospects remains, as its faster growth segments, such as cloud, new retail and logistics, are displaying improving profiles and stronger growth, becoming nice complements to its core commerce business, in our view. Hikari Tsushin, a leading corporate services company in Japan, was weak given the previously mentioned style rotation in Japan, despite solid operational execution.

Harbor Focused International Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Focused International Fund
Retirement Class[1]	14.61%	34.83%	N/A	18.19%
Institutional Class[1]	14.55	34.75	N/A	18.12
Investor Class[1]	14.34	34.21	N/A	17.69
Comparative Index
MSCI All Country World Ex. U.S. (ND)[1]	27.40%	42.98%	N/A	16.37%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.77% (Net) and 1.01% (Gross) (Retirement Class); 0.85% (Net) and 1.09% (Gross) (Institutional Class); 1.21% (Net) and 1.45% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The Fund’s largest sector overweights are in Consumer Staples and Consumer Discretionary. Its largest sector underweights remain Financials, Materials, and Energy. Our views on the relative attractiveness, or lack thereof, in these sectors remain unchanged. We continue to find excellent earnings compounders in our consumer-oriented holdings and believe the durability of their earnings remains undervalued. We remain underweight the Financials sector, focusing our exposure primarily on life insurance companies in the emerging markets, while remaining skeptical of the banking industry. We hold zero exposure to the Energy sector and limited exposure to the Materials sector, as we continue to lack conviction in the specific business models offered there.
Outlook & Strategy
We do not know how long the rebound in commodities and more cyclical companies will last. It depends primarily on the shape of the economic rebound and the pace of economic activity after the “rebound phase”. We are pleased by the earnings resilience of our portfolio companies and believe their long term growth profile will be above average over the long-term. Most of our holdings exited the crisis stronger than their competitors and benefit from structural rather than cyclical growth drivers. This fuels our confidence that the Fund remains favorably exposed to future earnings growth strength, as evidenced by the early results from the ongoing earning’s season. We believe that our disciplined quality growth approach has proven itself over time, and while periods of underperformance have been experienced before, the earnings growth of our companies has fueled an eventual performance recovery in the past. Our conviction in the Fund’s current holdings and positioning reinforces our belief that a return to alpha generation is on the horizon.

1	The “Life of Fund” return as shown reflects the period 06/01/2019 through 04/30/2021.
This report contains the current opinions of Comgest Asset Management International Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Focused International Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

REGION BREAKDOWN (% of investments)
The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of April 30, 2021, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.1%
Shares		Value
AEROSPACE & DEFENSE—1.8%
3,263	MTU Aero Engines AG (Germany)	$ 823
BEVERAGES—5.0%
1,836	Kweichow Moutai Co. Ltd. Class A (China)	567
8,604	Pernod Ricard SA (France)	1,767
		2,334
BUILDING PRODUCTS—2.7%
6,200	Daikin Industries Ltd. (Japan)	1,251
CHEMICALS—3.8%
10,600	Shin-Etsu Chemical Co. Ltd. (Japan)	1,789
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.6%
12,100	Hamamatsu Photonics KK (Japan)	702
2,100	Keyence Corp. (Japan)	1,008
		1,710
ENTERTAINMENT—4.4%
93,505	NetEase Inc. (China)	2,090
FOOD PRODUCTS—4.8%
358,338	Inner Mongolia Yili Industrial Group Co. Ltd. Class A (China)	2,259
HEALTH CARE EQUIPMENT & SUPPLIES—7.3%
16,800	Hoya Corp. (Japan)	1,909
1,057	Straumann Holding AG (Switzerland)	1,511
		3,420
HOUSEHOLD DURABLES—2.3%
10,600	Sony Corp. (Japan)	1,060
INSURANCE—5.8%
151,745	AIA Group Ltd. (Hong Kong)	1,926
74,766	Ping An Insurance Group Co. of China Ltd. (China)	815
		2,741
COMMON STOCKS—Continued
Shares		Value
INTERACTIVE MEDIA & SERVICES—7.3%
16,307	Autohome Inc. ADR Class A (China)*,1	$ 1,512
24,208	Tencent Holdings Ltd. (China)	1,931
		3,443
INTERNET & DIRECT MARKETING RETAIL—4.4%
70,928	Alibaba Group Holding Ltd. (China)*	2,050
IT SERVICES—2.7%
18,468	Amadeus IT Group SA Class A (Spain)*	1,258
LEISURE PRODUCTS—1.8%
3,700	Shimano Inc. (Japan)	846
MULTILINE RETAIL—2.1%
46,600	Pan Pacific International Holdings Corp. (Japan)	1,005
PERSONAL PRODUCTS—5.6%
4,177	L'Oreal SA (France)	1,710
16,029	Unilever plc (United Kingdom)	939
		2,649
PHARMACEUTICALS—6.9%
24,095	Novo Nordisk AS (Denmark)	1,778
4,545	Roche Holding AG (Switzerland)	1,482
		3,260
PROFESSIONAL SERVICES—3.9%
47,927	Experian plc (United Kingdom)	1,848
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.7%
23,001	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	2,685
SOFTWARE—2.1%
6,965	SAP SE (Germany)	975

Harbor Focused International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—4.4%
1,500	Fast Retailing Co. Ltd. (Japan)	$ 1,230
4,100	Hikari Tsushin Inc. (Japan)	825
		2,055
TEXTILES, APPAREL & LUXURY GOODS—5.4%
8,820	EssilorLuxottica SA (France)	1,468
1,444	LVMH Moet Hennessy Louis Vuitton SE (France)	1,088
		2,556
THRIFTS & MORTGAGE FINANCE—4.3%
61,682	Housing Development Finance Corp. Ltd. (India)	2,020
TOTAL COMMON STOCKS
(Cost $36,416)		46,127
TOTAL INVESTMENTS—98.1%
(Cost $36,416)		46,127
CASH AND OTHER ASSETS, LESS LIABILITIES—1.9%		879
TOTAL NET ASSETS—100.0%		$47,006
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ —	$16,647	$—	$16,647
Middle East/Central Asia	—	2,020	—	2,020
Pacific Basin	4,197	23,263	—	27,460
Total Investments in Securities	$4,197	$41,930	$—	$46,127
There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.

Harbor Global Leaders Fund
Manager’s Commentary (Unaudited)

Subadviser
Sands Capital Management, LLC
1000 Wilson Boulevard
Suite 3000
Arlington, VA 22209
Portfolio Managers
Sunil H. Thakor, CFA
Since 2017
Michael F. Raab, CFA
Since 2019
Sands Capital has subadvised the Fund since 2017.
Investment Objective
The Fund seeks long-term growth of capital.
Sunil H. Thakor, CFA

Michael F. Raab, CFA

Management’s Discussion of
Fund Performance
Market Review
Global equities (as measured by the MSCI All Country World (ND) Index) posted gains for the six-month period ended April 30, 2021. Despite the headline results, this period also saw significant style volatility, as it was one of the worst rolling six-month periods for global growth relative to global value equities since 2001. Several issues posed headwinds for growth equities—while benefiting value equites—including sharply higher long-term rates, economic reopening, and the ramp up in U.S. fiscal spending. These issues compounded fears about high near-term valuations as well as difficult comps following the strong fundamental results seen by many growth-oriented businesses in 2020. Stocks exhibiting strong exposure to the momentum factor were hit especially hard, with several statistically rare (i.e. three standard deviation) selloffs occurring during the period.
Performance
Harbor Global Leaders Fund returned 19.24% (Retirement Class), 19.20% (Institutional Class), 19.05% (Administrative Class), and 18.98% (Investor Class) versus the 28.29% return for the MSCI All Country World (ND) Index during the six-month period ended April 30, 2021. The Fund’s underperformance was primarily driven by security selection, but allocation and currency effects also weighed on relative results. The market environment led investors to avoid businesses with earnings far in the future, in favor of those with more predictable near-term earnings. The Fund’s positive exposure to the momentum factor, which over the past year became highly correlated with the growth factor weighed significantly on results, as well as its negative exposure to certain value-oriented factors.
Emerging Asia was the sole regional contributor to relative results, and the U.S./Canada was the top regional detractor. From a sector perspective, Communication Services and Utilities (a zero percent weight) contributed most to relative results, while Industrials and Financials were the top relative detractors.
On an absolute basis, the largest individual contributors to the Fund’s investment results were Sea, IQVIA, Chegg, Taiwan Semiconductor, and Aptiv.
Sea continues to track our investment case. The business reported another set of strong results for the fourth quarter of 2020, with revenue doubling year-over-year to $1.6 billion, driven by 72 percent growth in gaming and 178 percent growth in ecommerce. The flagship game Free Fire continues to deliver robust growth and engagement, and in 2020 it was again the most downloaded mobile game globally. Ecommerce platform Shoppe delivered $12 billion gross merchandise volume in the quarter (113 percent year-over-year growth) and was the third most downloaded shopping app globally in 2020. Revenue guidance for 2021 was well ahead of our expectations, and management continues to invest for future growth and to bolster its competitive advantages. Beyond gaming and ecommerce, SeaMoney (digital financial services) processed nearly $3 billion in total payment volume, reaching 23 million paying users for its mobile wallet. Our research suggests that SeaMoney is beginning to monetize Shopee’s on-platform transactions via payments, installments, and seller loans. We believese the service could be a significant growth driver for Sea over the long term.
The largest absolute individual detractors from investment results were Zur Rose, MonotaRO, Cloudflare, Bright Horizons, and Coupa Software.
Zur Rose shares traded lower following the Fund’s February 2021 initiation, due to the broader selloff in growth equities and to concerns about the business’s Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) margin trajectory. As long-term owners, we are not concerned about macro-induced volatility, and disagrees with the profitability concerns. We believe a focus on EBITDA growth now is premature, as the business should instead

Harbor Global Leaders Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Global Leaders Fund
Retirement Class[1]	19.24%	42.39%	18.80%	12.85%
Institutional Class	19.20	42.30	18.71	12.81
Administrative Class	19.05	41.90	18.41	12.52
Investor Class	18.98	41.78	18.27	12.39
Comparative Index
MSCI All Country World (ND)	28.29%	45.75%	13.85%	9.17%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.78% (Net) and 0.90% (Gross) (Retirement Class); 0.86% (Net) and 0.98% (Institutional Class); 1.11% (Net) and 1.23% (Gross) (Administrative Class); and 1.22% (Net) and 1.34% (Gross) (Investor Class). The Adviser has contractually agreed to waive 0.05% of its management fee and to limit the Total Annual Fund Operating Expenses, excluding interest expense (if any), effective through 02/28/2022.  The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
invest heavily in the digital ecosystem its pioneering. Zur Rose made progress on the front during the fourth quarter of 2020, with the launch of its DocMorris+ app, announced partnership with Novo Nordisk to tackle obesity, and on-boarding of 20 additional pharmacies. We expect the rollout of universal epharmacy in Germany in early 2022 to grow the country’s adoption to 15 percent by 2025 from less than one percent today. This secular tailwind could underpin a fourfold expansion in Zur Rose’s revenues as the industry’s market-share leader, in our view. We expect the business to achieve break-even EBITDA by 2022 and accelerate from there, due to growing ecommerce volumes and operational efficiencies generated via its warehouse automation, which accounts for approximately 70 percent of volume handling.
Outlook & Strategy
The Subadviser acknowledges that its approach is not going to work in all market environments, and that it expected a reversal of its strong 2020 investment results as vaccines were broadly distributed, the global economy cyclically recovered, and as fiscal stimulus increased.
History shows the Subadviser two things: prices tend to track compounded earnings growth over the long term, and most value creation accrues to a select group of companies. Therefore, the Subadviser will continue to focus its efforts on finding the select few companies that it believes can generate above-average earnings growth over the next five years.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Sands Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Global Leaders Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

REGION BREAKDOWN (% of investments)
The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of April 30, 2021, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.5%
Shares		Value
AEROSPACE & DEFENSE—5.5%
27,491	Safran SA (France)	$ 4,105
5,350	TransDigm Group Inc. (United States)*	3,283
		7,388
AUTO COMPONENTS—2.4%
22,125	Aptiv plc (United States)*	3,183
BANKS—2.6%
49,969	HDFC Bank Ltd. ADR (India)*,1	3,512
BIOTECHNOLOGY—2.3%
14,482	CSL Ltd. (Australia)	3,025
CAPITAL MARKETS—4.5%
163,832	Allfunds Group plc (United Kingdom)*	2,754
28,018	Intercontinental Exchange Inc. (United States)	3,298
		6,052
COMMERCIAL SERVICES & SUPPLIES—2.6%
511,721	Rentokil Initial plc (United Kingdom)	3,537
DIVERSIFIED CONSUMER SERVICES—5.9%
16,830	Bright Horizons Family Solutions Inc. (United States)*	2,438
61,421	Chegg Inc. (United States)*	5,548
		7,986
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.6%
10,160	Keyence Corp. (Japan)	4,877
ENTERTAINMENT—3.7%
19,930	Sea Ltd. ADR (Singapore)*,1	5,033
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.9%
3,446	Equinix Inc. (United States)	2,484
FOOD & STAPLES RETAILING—6.3%
161,903	Alimentation Couche-Tard Inc. (Canada)	5,486
8,821	Zur Rose Group AG (Switzerland)*	2,936
		8,422
HEALTH CARE PROVIDERS & SERVICES—2.4%
7,958	UnitedHealth Group Inc. (United States)	3,174
COMMON STOCKS—Continued
Shares		Value
INDUSTRIAL CONGLOMERATES—4.5%
13,560	Roper Technologies Inc. (United States)	$ 6,054
INSURANCE—3.6%
379,100	AIA Group Ltd. (Hong Kong)	4,812
INTERACTIVE MEDIA & SERVICES—2.8%
11,640	Naver Corp. (South Korea)	3,748
IT SERVICES—3.8%
21,805	Visa Inc. (United States)	5,093
LIFE SCIENCES TOOLS & SERVICES—6.8%
3,524	Bio-Techne Corp. (United States)	1,506
19,344	IQVIA Holdings Inc. (United States)*	4,540
4,918	Lonza Group AG (Switzerland)	3,126
		9,172
MEDIA—3.7%
7,413	Charter Communications Inc. (United States)*	4,992
MULTILINE RETAIL—3.0%
11,322	Dollar General Corp. (United States)	2,431
76,300	Pan Pacific International Holdings Corp. (Japan)	1,645
		4,076
PHARMACEUTICALS—2.3%
17,970	Zoetis Inc. (United States)	3,109
PROFESSIONAL SERVICES—5.7%
5,275	CoStar Group Inc. (United States)*	4,507
69,350	Recruit Holdings Co. Ltd. (Japan)	3,127
		7,634
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.9%
43,418	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	5,069
23,469	Texas Instruments Inc. (United States)	4,236
		9,305
SOFTWARE—9.5%
37,171	Cloudflare Inc. (United States)*	3,150
4,757	Coupa Software Inc. (United States)*	1,280

Harbor Global Leaders Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
9,863	Intuit Inc. (United States)	$ 4,065
16,894	Microsoft Corp. (United States)	4,260
		12,755
TRADING COMPANIES & DISTRIBUTORS—2.2%
116,800	Monotaro Co. Ltd. (Japan)	2,966
TOTAL COMMON STOCKS
(Cost $92,080)		132,389
TOTAL INVESTMENTS—98.5%
(Cost $92,080)		132,389
CASH AND OTHER ASSETS, LESS LIABILITIES—1.5%		2,069
TOTAL NET ASSETS—100.0%		$134,458
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ 2,755	$13,703	$—	$ 16,458
Middle East/Central Asia	3,512	—	—	3,512
North America	78,117	—	—	78,117
Pacific Basin	10,102	24,200	—	34,302
Total Investments in Securities	$94,486	$37,903	$—	$132,389
There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels used in table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.

Harbor International Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2018
Charles Carter
Since 2018
Nick Longhurst
Since 2018
William J. Arah
Since 2018
Simon Somerville
Since 2018
Michael Nickson, CFA
Since 2018
David Cull, CFA
Since 2018
Justin Hill
Since 2021
Marathon Asset Management LLP (operating as Marathon-London in the U.S.) has subadvised the Fund since 2018.
Investment Objective
The Fund seeks long-term total return, principally from growth of capital.
Management’s Discussion of
Fund Performance
MARKET REVIEW
The six-month period ended April 30, 2021 displayed strong market performance. There was a notable change in style leadership in equity markets that took place around November 9, 2020 with the announcement of an effective vaccine. For years, the market has been led mainly by mega-cap companies which are either ‘growth’ businesses or reliable income generators (“bond proxies”). This began to change in November, initially in Europe and subsequently spreading to all other major markets. The ‘value’ area of the market and smaller capitalization companies (and particularly those businesses which are both) began to outperform. Although this new trend has now been in place for around six months, the disparity in valuations between the ‘growth’ and ‘value’ segments of the market remains high from a historical perspective reflecting the extremes that had been reached.
Cyclical industries, such as Financials, Energy, Materials and Consumer Discretionary have been the key beneficiaries over the period, with more defensive sectors, including Health Care, Consumer Staples and Utilities, performing relatively weakly. Given the depth of the COVID-19 crash earlier in the year, this might be expected; cyclicals in general fell faster and further than their more defensive peers and so had further to recover as the outlook improved.
The MSCI EAFE (ND) Index performed well and returned 28.84% over the six-month period ended April 30, 2021. On a regional basis, European markets led the way returning 33.32% and averaging 62.39% of the MSCI EAFE (ND) Index. Developed Asian ex-Japan markets (Australia, Hong Kong, Singapore and New Zealand), which constituted 11.77% of the Index on average over the period, were also strong performers during the six-month period returning 31.65%. Japanese market performance within the MSCI EAFE (ND) Index was not so strong in absolute terms, returning 17.16% and averaging 25.24% of the MSCI EAFE (ND) Index over the period.
PERFORMANCE
Harbor International Fund returned 31.18% (Retirement Class), 31.17% (Institutional Class), 30.98% (Administrative Class) and 30.90% (Investor Class) outperforming the MSCI EAFE (ND) Index, which returned 28.84% during the six-month period ended April 30, 2021. Returns were driven by stock selection over the period, particularly in Europe (especially in the U.K.) and Japan. Within Europe, the overweight to the strengthening British Pound and stock specific exposure within the market were strongly beneficial. The underweight position to the Swiss market and currency also buoyed returns. Stock selection within the limited out of benchmark Asian emerging markets exposure (averaging 6.31% over the period) was also strongly positive, more than offsetting the negative allocation impact of the holding. Conversely, the Fund’s holdings in the Pacific ex-Japan region lagged slightly.
Both sector allocations and stock selection within sectors were positive overall. The Fund’s aggregate underweight exposure to the Health Care and Utilities sectors (which underperformed relative to the MSCI EAFE (ND) Index) contributed positively. However, its underweight position in the Financials sector (which outperformed the overall MSCI EAFE (ND) Index return over the period) weighed on relative returns. Stock selection was notably strong in the Health Care and Materials sectors, but once again the stocks in the Financials sector lagged.
At the stock level, a cluster of travel and leisure related stocks including travel food retailer SSP, cruise operator Carnival, aerospace engine maker Rolls-Royce, and package tour operator TUI were directly impacted by the COVID-19 crisis. These stocks strongly rebounded with the announcement of effective vaccines, and the holdings have proved value additive for the Fund over the period under review. Not owning mega-cap defensive names such as Nestlé, the Swiss food producer, and Swiss pharmaceutical company Novartis also assisted outperformance during the period, as these stocks lagged the market and the Swiss Franc (in which the shares are denominated) fell against the U.S. Dollar. Italian industrial equipment manufacturer, CNH Industrial, also performed well after reporting net sales up 4%, substantially exceeding expectations. Elsewhere in the Fund’s portfolio, the underweight to Dutch lithography

Harbor International Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor International Fund
Retirement Class[1]	31.18%	49.57%	7.76%	4.18%
Institutional Class	31.17	49.49	7.68	4.14
Administrative Class	30.98	49.10	7.41	3.88
Investor Class	30.90	48.91	7.28	3.75
Comparative Index
MSCI EAFE (ND)	28.84%	39.88%	8.87%	5.22%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.69% (Net) and 0.81% (Gross) (Retirement Class); 0.77% (Net) and 0.89% (Gross) (Institutional Class); 1.02% (Net) and 1.14% (Gross) (Administrative Class); and 1.13% (Net) and 1.25% (Gross) (Investor Class). The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.  In addition, the Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.69%, 0.77%, 1.02%, and 1.13% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectfully. The net expense ratios reflect a contractual management fee waiver effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
business ASML weighed on performance when the company, which is the only producer of the extreme ultraviolet lithography machines used in certain types of semi-conductor manufacturing, signed a very large multi-year order, which we believe will boost earnings and helped to propel its shares higher as a result. Similarly, not owning French luxury goods provider, LVMH, hurt performance, when sales rebounded unexpectedly strongly from the initial COVID-19 related downturn, and financial results beat expectations. Danish medical device maker, Coloplast performed comparatively poorly over the period. While profits have been resilient, Coloplast has seen some impact from a decline in elective procedures, and, though shares have increased in value, they have not matched the pace of the benchmark index.
OUTLOOK & STRATEGY
We remain committed to the implementation of our bottom-up analytical efforts within the capital cycle investment framework and, therefore, are seeking to invest in companies that, in our view, exhibit favorable supply side dynamics with management teams that have a track record of allocating capital efficiently. Developments over the last year should highlight the shortfalls of spending too much energy on forecasted outlooks; we are not looking to react to market volatility, rather placing emphasis on trusting the longstanding investment process that we have been committed to over the our 30 plus year history with low levels of investment turnover. It remains to be seen whether the rotation in the prevailing trend from growth and large cap to value and smaller cap names represents an ongoing change or a short-term interruption; however, history suggests that valuation differentials, which remain historically high, tend to revert to the mean (then overshoot) given time, in our view.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor International Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

REGION BREAKDOWN (% of investments)
(Excludes derivatives and short-term investments)
The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of April 30, 2021, 26% of the Fund’s investments were denominated in British Pound. No other foreign currency denomination comprised more than 25% of the Fund’s net assets.
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.1%
Shares		Value
AEROSPACE & DEFENSE—1.3%
199,648	Airbus SE (France)*	$ 24,010
2,255,138	BAE Systems plc (United Kingdom)	15,753
9,850,146	Rolls-Royce Holdings plc (United Kingdom)*	14,255
85,578	Thales SA (France)	8,724
		62,742
AIR FREIGHT & LOGISTICS—0.2%
170,248	Oesterreichische Post AG (Austria)[1]	7,547
AIRLINES—0.3%
944,311	EasyJet plc (United Kingdom)*	13,501
832,416	Qantas Airways Ltd. (Australia)*	3,157
		16,658
AUTO COMPONENTS—1.1%
360,600	Bridgestone Corp. (Japan)	14,452
1,727,276	Gestamp Automocion SA (Spain)*,2	8,919
732,574	GUD Holdings Ltd. (Australia)	7,532
66,937	Hankook Tire & Technology Co. Ltd. (South Korea)	2,888
430,500	Johnson Electric Holdings Ltd. (Hong Kong)	1,144
106,400	Koito Manufacturing Co. Ltd. (Japan)	6,637
273,500	Sumitomo Electric Industries Ltd. (Japan)	4,070
81,300	Toyota Industries Corp. (Japan)	6,528
		52,170
AUTOMOBILES—1.5%
199,555	Bayerische Motoren Werke AG (Germany)	19,997
14,476	Hyundai Motor Co. (South Korea)	2,753
COMMON STOCKS—Continued
Shares		Value
AUTOMOBILES—Continued
514,295	Mahindra & Mahindra Ltd. (India)	$ 5,214
575,800	Toyota Motor Corp. (Japan)	43,084
		71,048
BANKS—7.8%
582,775	Australia & New Zealand Banking Group Ltd. (Australia)	12,859
981,892	Axis Bank Ltd. (India)*	9,396
688,900	Bangkok Bank PCL (Thailand)	2,684
4,371,914	Bank of Ireland Group plc (Ireland)*	25,619
22,047,910	Barclays plc (United Kingdom)	53,377
688,343	BNP Paribas SA (France)	44,135
4,567,545	Caixabank SA (Spain)	14,611
257,655	Close Brothers Group plc (United Kingdom)	5,652
149,860	Danske Bank AS (Denmark)	2,848
613,300	DBS Group Holdings Ltd. (Singapore)	13,745
622,262	DNB ASA (Norway)	13,345
198,200	Fukuoka Financial Group Inc. (Japan)	3,380
130,615	Hana Financial Group Inc. (South Korea)	5,354
743,169	HSBC Holdings plc (Hong Kong)	4,644
1,815,067	Intesa Sanpaolo SpA (Italy)	5,060
633,000	Kasikornbank PCL (Thailand)	2,679
64,632,385	Lloyds Banking Group plc (United Kingdom)	40,530
6,223,000	Resona Holdings Inc. (Japan)	25,618
186,346	Shinhan Financial Group Co. Ltd. (South Korea)	6,696
952,798	Standard Chartered plc (United Kingdom)	6,835
471,500	Sumitomo Mitsui Financial Group Inc. (Japan)	16,563
171,400	Sumitomo Mitsui Trust Holdings Inc. (Japan)	5,842
2,039,691	Svenska Handelsbanken AB (Sweden)	23,620

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
1,932,038	UniCredit SpA (Italy)	$ 19,846
310,100	United Overseas Bank Ltd. (Singapore)	6,181
		371,119
BEVERAGES—3.8%
249,605	Anheuser-Busch InBev SA (Belgium)	17,680
87,500	Asahi Group Holdings Ltd. (Japan)	3,659
112,380	Carlsberg AS (Denmark)	19,716
237,285	Coca-Cola European Partners plc (United Kingdom)	13,483
886,208	Davide Campari-Milano NV (Netherlands)	10,458
722,680	Diageo plc (United Kingdom)	32,442
292,045	Heineken NV (Netherlands)	33,877
1,693,400	Kirin Holdings Co. Ltd. (Japan)	31,801
26,959	Pernod Ricard SA (France)	5,536
138,500	Suntory Beverage & Food Ltd. (Japan)	4,675
9,293,900	Thai Beverage PCL (Thailand)	4,989
218,000	Tsingtao Brewery Co. Ltd. (China)	1,974
		180,290
BUILDING PRODUCTS—2.2%
1,621,534	Assa Abloy AB Class B (Sweden)	46,229
59,829	Geberit AG (Switzerland)	39,368
854,180	GWA Group Ltd. (Australia)	1,967
598,200	LIXIL Group Corp. (Japan)	16,203
		103,767
CAPITAL MARKETS—2.5%
2,191,734	3i Group plc (United Kingdom)	38,819
674,500	Daiwa Securities Group Inc. (Japan)	3,599
1,136,203	IG Group Holdings plc (United Kingdom)	14,374
143,400	JAFCO Co. Ltd. (Japan)	10,323
108,200	Japan Exchange Group Inc. (Japan)	2,538
2,550,230	Jupiter Fund Management plc (United Kingdom)	9,103
2,741,700	Nomura Holdings Inc. (Japan)	14,737
116,349	Rathbone Brothers plc (United Kingdom)	2,720
933,405	St. James's Place plc (United Kingdom)	17,556
216,365	UBS Group AG (Switzerland)	3,304
		117,073
CHEMICALS—1.8%
539,900	Air Water Inc. (Japan)	8,930
400,093	BASF SE (Germany)	32,244
39,400	Nippon Shokubai Co. Ltd. (Japan)	2,071
195,000	Nissan Chemical Corp. (Japan)	10,025
43,300	Nitto Denko Corp. (Japan)	3,583
921,953	Orica Ltd. (Australia)	9,599
48,000	Shin-Etsu Chemical Co. Ltd. (Japan)	8,103
82,800	Sumitomo Bakelite Co. Ltd. (Japan)	3,353
102,700	Tokyo Ohka Kogyo Co. Ltd. (Japan)	6,806
		84,714
COMMERCIAL SERVICES & SUPPLIES—2.1%
69,300	AEON Delight Co. Ltd. (Japan)*	2,114
1,441,979	Brambles Ltd. (Australia)	11,551
7,562,175	Cleanaway Waste Management Ltd. (Australia)	16,579
301,276	Elis SA (France)*	5,392
2,248,970	HomeServe plc (United Kingdom)	33,988
39,493	S-1 Corp. (South Korea)	2,892
101,700	Secom Co. Ltd. (Japan)	8,475
8,120,409	Serco Group plc (United Kingdom)	15,721
124,500	Sohgo Security Services Co. Ltd. (Japan)	5,458
		102,170
COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION & ENGINEERING—1.1%
332,877	Boskalis Westminster NV (Netherlands)	$ 10,624
142,000	Ferrovial SA (Spain)	4,032
817,600	Maeda Corp. (Japan)	6,986
2,102,200	Obayashi Corp. (Japan)	19,234
1,298,400	Penta-Ocean Construction Co. Ltd. (Japan)	10,123
		50,999
CONSTRUCTION MATERIALS—1.4%
111,860	CRH plc (Ireland)	5,278
1,070,893	Fletcher Building Ltd. (New Zealand)	5,567
39,185	Imerys SA (France)	2,037
121,715	James Hardie Industries PLC CDI (Australia)*,2	4,011
159,505	LafargeHolcim Ltd. (Switzerland)*	9,843
714,200	Taiheiyo Cement Corp. (Japan)	17,931
61,178	Vicat SA (France)	3,075
546,759	Wienerberger AG (Austria)	21,435
		69,177
CONSUMER FINANCE—0.3%
2,272,074	International Personal Finance plc (United Kingdom)*	4,002
2,290,775	Non-Standard Finance plc (United Kingdom)*,2	198
1,653,921	Provident Financial plc (United Kingdom)*	5,593
294,931	Shriram Transport Finance Co. Ltd. (India)	5,322
		15,115
CONTAINERS & PACKAGING—0.6%
3,424,245	DS Smith plc (United Kingdom)	19,904
700,900	Toyo Seikan Group Holdings Ltd. (Japan)	8,215
		28,119
DISTRIBUTORS—0.4%
1,734,092	Inchcape plc (United Kingdom)	18,717
DIVERSIFIED FINANCIAL SERVICES—0.3%
3,786,151	AMP Ltd. (Australia)	3,251
376,537	Challenger Ltd. (Australia)	1,478
4,708,000	First Pacific Co. Ltd. (Hong Kong)	1,614
51,533	Macquarie Group Ltd. (Australia)	6,352
		12,695
DIVERSIFIED TELECOMMUNICATION SERVICES—1.5%
812,844	Deutsche Telekom AG (Germany)	15,643
4,807,421	Koninklijke KPN NV (Netherlands)	16,584
1,289,400	Nippon Telegraph & Telephone Corp. (Japan)	32,509
1,677,100	Singapore Telecommunications Ltd. (Singapore)	3,147
1,631,401	Telstra Corp. Ltd. (Australia)	4,262
		72,145
ELECTRIC UTILITIES—0.5%
176,536	Orsted AS (Denmark)[2]	25,662
ELECTRICAL EQUIPMENT—3.7%
747,347	ABB Ltd. (Switzerland)	24,275
386,579	Legrand SA (France)	37,629
56,000	Mabuchi Motor Co. Ltd. (Japan)	2,243
205,394	Schneider Electric SE (France)	32,772
4,115,000	TECO Electric and Machinery Co. Ltd. (Taiwan)	5,125
1,803,030	Vestas Wind Systems AS (Denmark)	74,360
		176,404
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.5%
44,800	Azbil Corp. (Japan)	1,809
1,612,000	Chroma ATE Inc. (Taiwan)	11,139

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—Continued
1,016,000	Delta Electronics Inc. (Taiwan)	$ 10,884
1,380,600	Hitachi Ltd. (Japan)	68,337
197,000	Kyocera Corp. (Japan)	11,960
56,500	Omron Corp. (Japan)	4,279
60,800	Shimadzu Corp. (Japan)	2,131
72,000	TDK Corp. (Japan)	9,764
		120,303
ENERGY EQUIPMENT & SERVICES—0.5%
1,955,620	John Wood Group plc (United Kingdom)*	7,603
311,631	Petrofac Ltd. (United Kingdom)*	566
6,421,683	Saipem SpA (Italy)*	14,806
39,671	Technip Energies NV (France)*	565
195,857	TechnipFMC plc (France)*	1,459
		24,999
ENTERTAINMENT—0.8%
175,772	CTS Eventim AG & Co. KGaA (Germany)*	12,132
62,900	Konami Holdings Corp. (Japan)	3,752
4,650,000	Major Cineplex Group PCL (Thailand)*	2,864
387,277	Modern Times Group MTG AB Class B (Sweden)*	5,908
107,400	Nexon Co. Ltd. (Japan)	3,553
9,100	Nintendo Co. Ltd. (Japan)	5,220
154,200	Toho Co. Ltd. (Japan)	6,145
		39,574
FOOD & STAPLES RETAILING—1.2%
707,571	Koninklijke Ahold Delhaize NV (Netherlands)	19,042
105,700	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	4,251
928,968	Metcash Ltd. (Australia)	2,545
410,700	Seven & I Holdings Co. Ltd. (Japan)	17,732
145,800	Sundrug Co. Ltd. (Japan)	4,969
3,662,525	Tesco plc (United Kingdom)	11,180
		59,719
FOOD PRODUCTS—1.6%
88,200	Calbee Inc. (Japan)	2,115
904,000	China Mengniu Dairy Co. Ltd. (China)*	4,838
1,425,851	Devro plc (United Kingdom)	4,037
177,900	Fuji Oil Holdings Inc. (Japan)	4,584
295,500	Megmilk Snow Brand Co. Ltd. (Japan)	5,929
68,000	Meiji Holdings Co. Ltd. (Japan)	4,220
86,900	NH Foods Ltd. (Japan)	3,881
630,600	Nippon Suisan Kaisha Ltd. (Japan)	2,955
3,998,000	Tingyi Cayman Islands Holding Corp. (China)	7,184
345,800	Toyo Suisan Kaisha Ltd. (Japan)	14,100
200,845	Viscofan SA (Spain)	13,726
6,789,000	Want Want China Holdings Ltd. (China)	4,907
129,900	Yakult Honsha Co. Ltd. (Japan)	6,323
		78,799
GAS UTILITIES—0.1%
165,900	Tokyo Gas Co. Ltd. (Japan)	3,367
HEALTH CARE EQUIPMENT & SUPPLIES—4.7%
315,935	Coloplast AS Class B (Denmark)	52,331
7,940,049	ConvaTec Group plc (United Kingdom)[2]	23,927
630,606	Demant AS (Denmark)*	31,569
433,814	Getinge AB Class B (Sweden)	14,672
466,060	GN Store Nord AS (Denmark)	42,033
42,000	Hoya Corp. (Japan)	4,774
270,300	Japan Lifeline Co. Ltd. (Japan)	3,809
444,530	Koninklijke Philips NV (Netherlands)	25,135
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
214,200	Olympus Corp. (Japan)*	$ 4,409
238,127	Smith & Nephew plc (United Kingdom)	5,154
53,752	Sonova Holding AG (Switzerland)*	15,916
		223,729
HEALTH CARE PROVIDERS & SERVICES—1.2%
415,900	Alfresa Holdings Corp. (Japan)	7,455
177,170	Amplifon SpA (Italy)	7,478
356,335	Fresenius Medical Care AG & Co. KGaA (Germany)	28,374
472,800	MediPAL Holdings Corp. (Japan)	8,700
157,600	Ship Healthcare Holdings Inc. (Japan)	4,130
		56,137
HOTELS, RESTAURANTS & LEISURE—5.1%
3,238,000	Ajisen China Holdings Ltd. (China)	565
79,652	Aristocrat Leisure Ltd. (Australia)	2,272
291,650	Carnival plc (United Kingdom)*	6,818
2,148,484	Compass Group plc (United Kingdom)*	46,739
290,464	Flutter Entertainment plc (United Kingdom)*	59,522
640,000	Galaxy Entertainment Group Ltd. (Hong Kong)*	5,618
7,823,700	Genting Singapore Ltd. (Singapore)	5,074
1,744,287	GVC Holdings plc (United Kingdom)*	40,775
48,959	InterContinental Hotels Group PLC (United Kingdom)*	3,479
147,408	Playtech plc (United Kingdom)*	947
8,024,289	SSP Group plc (United Kingdom)*	35,505
3,509,123	TUI AG (Germany)*	20,903
222,153	Yum China Holdings Inc. (China)	13,978
		242,195
HOUSEHOLD DURABLES—1.0%
601,812	Barratt Developments plc (United Kingdom)	6,417
364,500	Casio Computer Co. Ltd. (Japan)	6,454
45,700	Rinnai Corp. (Japan)	4,589
305,100	Sekisui Chemical Co. Ltd. (Japan)	5,319
142,800	Sony Corp. (Japan)	14,277
3,795,701	Taylor Wimpey plc (United Kingdom)	9,416
		46,472
HOUSEHOLD PRODUCTS—0.8%
142,200	Lion Corp. (Japan)	2,668
396,608	Reckitt Benckiser Group plc (United Kingdom)	35,313
		37,981
INDUSTRIAL CONGLOMERATES—1.1%
390,000	CK Hutchison Holdings Ltd. (Hong Kong)	3,187
221,562	DCC plc (United Kingdom)	19,225
347,200	Jardine Matheson Holdings Ltd. (Hong Kong)	23,314
45,707	LG Corp. (South Korea)	5,170 [x]
4,189,900	Sime Darby Berhad (Malaysia)	2,311
		53,207
INSURANCE—4.9%
487,747	Admiral Group plc (United Kingdom)	21,075
793,200	AIA Group Ltd. (Hong Kong)	10,068
1,071,593	AXA SA (France)[1]	30,267
1,605,800	Dai-ichi Life Holdings Inc. (Japan)	28,996
285,600	Great Eastern Holdings Ltd. (Singapore)	4,924
38,933	Hannover Rueck SE (Germany)	7,189
34,512	Helvetia Holding AG (Switzerland)	4,149
336,051	Hiscox Ltd. (United Kingdom)*	3,762
2,501,894	Insurance Australia Group Ltd. (Australia)	9,427
1,897,500	Japan Post Holdings Co. Ltd. (Japan)*	15,946
186,200	MS&AD Insurance Group Holdings Inc. (Japan)	5,283

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
627,000	Ping An Insurance Group Co. of China Ltd. (China)	$ 6,836
262,961	Prudential plc (United Kingdom)	5,568
870,139	QBE Insurance Group Ltd. (Australia)	6,582
733,667	Sampo OYJ (Finland)	34,801
23,072	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	4,099
375,600	Sompo Holdings Inc. (Japan)	13,959
405,700	T&D Holdings Inc. (Japan)	4,979
342,400	Tokio Marine Holdings Inc. (Japan)	16,420
		234,330
INTERACTIVE MEDIA & SERVICES—1.8%
1,709,026	Auto Trader Group plc (United Kingdom)*,2	13,454
64,040	Baidu Inc. ADR (China)*,3	13,469
764,619	Carsales.com Ltd. (Australia)	11,681
728,983	Domain Holdings Australia Ltd. (Australia)*	2,845
5,196,986	Rightmove plc (United Kingdom)	44,056
		85,505
INTERNET & DIRECT MARKETING RETAIL—1.8%
13,345	GS Home Shopping Inc. (South Korea)	1,779
634,699	HelloFresh SE (Germany)*	52,603
167,724	Just Eat Takeaway.com NV (Netherlands)*,2	17,330
58,228	Trip.com Group Ltd. ADR (China)*,3	2,276
19,071	Zooplus AG (Germany)*	6,030
116,000	ZOZO Inc. (Japan)	3,902
		83,920
IT SERVICES—2.7%
103,656	Alten SA (France)	12,977
15,499,079	Capita plc (United Kingdom)*	9,355
484,175	Edenred (France)	27,448
123,690	Genpact Ltd. (United States)	5,879
249,000	NEC Corp. (Japan)	14,476
253,900	NET One Systems Co. Ltd. (Japan)	8,311
74,900	Nomura Research Institute Ltd. (Japan)	2,299
183,900	NS Solutions Corp. (Japan)	5,562
1,397,000	NTT Data Corp. (Japan)	21,753
65,700	Otsuka Corp. (Japan)	3,305
42,377	Reply SpA (Italy)	5,761
219,700	SCSK Corp. (Japan)	12,750
		129,876
LEISURE PRODUCTS—0.8%
177,300	Bandai Namco Holdings Inc. (Japan)	13,010
1,123,000	Giant Manufacturing Co. Ltd. (Taiwan)	14,261
59,000	Merida Industry Co. Ltd. (Taiwan)	702
696,700	Sega Sammy Holdings Inc. (Japan)	10,000
		37,973
LIFE SCIENCES TOOLS & SERVICES—0.7%
287,915	Eurofins Scientific SE (France)	28,516
50,192	Gerresheimer AG (Germany)	5,398
		33,914
MACHINERY—3.0%
103,490	Andritz AG (Austria)	5,624
2,606,019	CNH Industrial NV (Italy)	38,685
60,200	Daifuku Co. Ltd. (Japan)	5,950
617,922	Fluidra SA (Spain)	21,458
100,527	GEA Group AG (Germany)	4,415
56,300	Hoshizaki Corp. (Japan)	5,002
66,000	Makita Corp. (Japan)	2,972
COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
286,200	NSK Ltd. (Japan)	$ 2,639
896,302	Rotork plc (United Kingdom)	4,260
1,002,593	Sandvik AB (Sweden)[1]	24,794
199,462	Stabilus SA (Luxembourg)	15,574
132,500	Techtronic Industries Co. Ltd. (Hong Kong)	2,404
680,271	Wartsila OYJ ABP (Finland)	8,779
		142,556
MARINE—0.2%
1,387,106	Irish Continental Group plc (Ireland)*	7,586
MEDIA—2.8%
323,529	Daily Mail & General Trust plc (United Kingdom)	4,017
288,688	Euromoney Institutional Investor plc (United Kingdom)	3,963
1,013,200	Fuji Media Holdings Inc. (Japan)	12,329
227,700	Hakuhodo Dy Holdings Inc. (Japan)	3,854
509,997	Informa plc (United Kingdom)*	3,964
15,456,239	ITV plc (United Kingdom)*	25,833
584,559	JCDecaux SA (France)*	14,882
4,404,000	Media Nusantara Citra TBK PT (Indonesia)*	299
609,864	Nine Entertainment Co. Holdings Ltd. (Australia)	1,342
957,300	Nippon Television Holdings Inc. (Japan)	12,603
283,806	Nordic Entertainment Group AB (Sweden)*	13,165
170,913	Schibsted ASA Class A (Norway)	8,589
145,340	Schibsted ASA Class B (Norway)	6,348
5,869,066	Sky Network Television Ltd. (New Zealand)*	713
1,552,803	WPP plc (United Kingdom)	20,935
		132,836
METALS & MINING—3.4%
749,244	Acerinox SA (Spain)*	10,389
966,702	ArcelorMittal SA (France)	28,103
475,788	BHP Group Ltd. (Australia)	17,317
625,240	BlueScope Steel Ltd. (Australia)	10,336
1,201,666	Evolution Mining Ltd. (Australia)	4,255
7,674,447	Glencore plc (United Kingdom)*	31,261
358,777	Newcrest Mining Ltd. (Australia)	7,333
717,300	Nippon Steel Corp. (Japan)	12,535
454,871	Rio Tinto plc (United Kingdom)	38,099
84,400	Sumitomo Metal Mining Co. Ltd. (Japan)	3,573
		163,201
MULTILINE RETAIL—0.1%
271,600	Marui Group Co. Ltd. (Japan)	5,104
OIL, GAS & CONSUMABLE FUELS—2.5%
130,784	Ampol Ltd. (Australia)	2,578
2,587,944	Beach Energy Ltd. (Australia)	2,509
17,587,979	BP plc (United Kingdom)	73,629
1,618,507	Equinor ASA (Norway)	32,682
1,224,209	Oil Search Ltd. (Australia)	3,536
205,683	Washington H Soul Pattinson & Co. Ltd. (Australia)	4,791
		119,725
PAPER & FOREST PRODUCTS—0.3%
1,953,700	Oji Holdings Corp. (Japan)	12,324
PERSONAL PRODUCTS—1.4%
47,429	AMOREPACIFIC Group (South Korea)	3,129
3,387,114	Asaleo Care Ltd. (Australia)	3,677
159,200	Kao Corp. (Japan)	10,236
17,800	Kose Corp. (Japan)	2,680
1,333,750	L'Occitane International SA (Hong Kong)	3,832

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PERSONAL PRODUCTS—Continued
102,500	Mandom Corp. (Japan)	$ 1,921
563,164	Unilever plc (United Kingdom)	32,988
2,317,000	Uni-President Enterprises Corp. (Taiwan)	6,206
		64,669
PHARMACEUTICALS—3.5%
364,500	Astellas Pharma Inc. (Japan)	5,486
295,900	Haw Par Corp. Ltd. (Singapore)	2,933
788,428	Novo Nordisk AS (Denmark)	58,160
134,800	Otsuka Holdings Co. Ltd. (Japan)	5,166
227,899	Roche Holding AG (Switzerland)	74,331
74,000	Rohto Pharmaceutical Co. Ltd. (Japan)	1,898
44,900	Sawai Group Holdings Co. Ltd. (Japan)	2,161
198,100	Takeda Pharmaceutical Co. Ltd. (Japan)	6,617
339,700	Tsumura & Co. (Japan)	11,313
		168,065
PROFESSIONAL SERVICES—4.5%
401,860	Adecco Group AG (Switzerland)	27,238
1,204,870	ALS Ltd. (Australia)	9,757
36,788	DKSH Holding AG (Switzerland)	2,960
577,756	Experian plc (United Kingdom)	22,273
10,967,790	Hays plc (United Kingdom)*	24,756
654,762	Intertek Group plc (United Kingdom)	55,504
404,404	IPH Ltd. (Australia)	2,206
362,800	Nomura Co. Ltd. (Japan)	2,639
849,291	PageGroup plc (United Kingdom)*	6,571
196,000	Persol Holdings Co. Ltd. (Japan)	3,610
73,840	Randstad NV (Netherlands)	5,328
1,106,996	RELX plc (United Kingdom)	28,722
512,385	RWS Holdings plc (United Kingdom)	4,860
36,500	TechnoPro Holdings Inc. (Japan)	2,684
35,325	Teleperformance (France)	13,641
		212,749
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.4%
29,600	Daito Trust Construction Co. Ltd. (Japan)	3,148
333,800	Daiwa House Industry Co. Ltd. (Japan)	9,898
261,100	Mitsubishi Estate Co. Ltd. (Japan)	4,297
502,000	Swire Pacific Ltd. (Hong Kong)	4,044
		21,387
ROAD & RAIL—0.5%
1,285,068	Aurizon Holdings Ltd. (Australia)	3,697
205,700	East Japan Railway Co. (Japan)	14,088
1,107,620	National Express Group plc (United Kingdom)*	4,576
344,600	Senko Group Holdings Co. Ltd. (Japan)	3,173
		25,534
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.7%
198,000	ASM Pacific Technology Ltd. (Hong Kong)	2,991
30,160	ASML Holding NV (Netherlands)	19,578
719,200	Renesas Electronics Corp. (Japan)*	8,377
153,300	ROHM Co. Ltd. (Japan)	15,133
36,390	SK Hynix Inc. (South Korea)	4,151
1,505,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	31,695
		81,925
SOFTWARE—0.0%
11,000	Oracle Corp. Japan (Japan)	1,031
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—0.8%
91,000	ABC-Mart Inc. (Japan)	$ 4,876
14,387,300	Esprit Holdings Ltd. (Hong Kong)*	1,424
1,614,922	Pets at Home Group plc (United Kingdom)	9,910
241,800	USS Co. Ltd. (Japan)	4,388
781,296	WH Smith plc (United Kingdom)*	19,521
		40,119
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.1%
310,000	King Slide Works Co. Ltd. (Taiwan)	3,987
175,053	Logitech International SA (Switzerland)	19,484
136,673	Quadient SAS (France)	3,735
327,316	Samsung Electronics Co Ltd. (South Korea)	23,857
		51,063
TEXTILES, APPAREL & LUXURY GOODS—2.4%
93,731	Adidas AG (Germany)	28,950
491,500	ASICS Corp. (Japan)	7,810
283,791	Cie Financiere Richemont SA (South Africa)	29,124
368,094	Cie Financiere Richemont SA ADR (South Africa)[3]	3,801
210,837	EssilorLuxottica SA (France)	35,092
600,000	Onward Holdings Co. Ltd. (Japan)	1,651
697,800	Samsonite International SA (Hong Kong)*,2	1,291
208,018	Shenzhou International Group Holdings Ltd. (China)	4,576
1,986,000	Stella International Holdings Ltd. (Hong Kong)*	2,447
		114,742
THRIFTS & MORTGAGE FINANCE—0.1%
189,387	Housing Development Finance Corp. Ltd. (India)	6,201
TOBACCO—0.4%
97,659	British American Tobacco plc (United Kingdom)	3,624
194,700	Japan Tobacco Inc. (Japan)	3,652
166,756	Swedish Match AB (Sweden)	13,651
		20,927
TRADING COMPANIES & DISTRIBUTORS—1.3%
344,446	Brenntag AG (Germany)	30,923
789,099	Bunzl plc (United Kingdom)	25,372
257,100	ITOCHU Corp. (Japan)	8,026
		64,321
TRANSPORTATION INFRASTRUCTURE—0.4%
664,505	Getlink SE (France)	10,571
225,400	Mitsubishi Logistics Corp. (Japan)	6,702
		17,273
WIRELESS TELECOMMUNICATION SERVICES—0.6%
1,812,846	Bharti Airtel Ltd. (India)	13,080
594,700	KDDI Corp. (Japan)	17,978
		31,058
TOTAL COMMON STOCKS
(Cost $3,771,401)		4,734,727

PREFERRED STOCKS—0.6%
AUTOMOBILES—0.6%
98,908	Volkswagen AG (Germany)	25,752

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

PREFERRED STOCKS—Continued
Shares		Value
PERSONAL PRODUCTS—0.0%
10,760	AMOREPACIFIC Group (South Korea)	$ 434
TOTAL PREFERRED STOCKS
(Cost $16,512)		26,186

SHORT-TERM INVESTMENTS—0.3%
(Cost $16,476)
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—0.3%
16,475,878	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 0.020%)[4]	16,476
TOTAL INVESTMENTS—100.0%
(Cost $3,804,389)		4,777,389
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		(612)
TOTAL NET ASSETS—100.0%		$4,776,777
RIGHTS/WARRANTS
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Cie Financiere Richemont SA	805,198	ZAR 0.47	09/12/2023	$ —	$36

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 3,801	$ —	$ 3,801
Europe	14,048	3,088,697	—	3,102,745
Middle East/Central Asia	—	39,213	—	39,213
North America	5,879	—	—	5,879
Pacific Basin	40,110	1,537,809	5,170	1,583,089
Preferred Stocks
Europe	—	25,752	—	25,752
Pacific Basin	—	434	—	434
Short-Term Investments
Investment Company-Securities Lending Investment Fund	16,476	—	—	16,476
Total Investments in Securities	$76,513	$4,695,706	$5,170	$4,777,389
Financial Derivatives Instruments - Assets
Rights/Warrants	$ 36	$ —	$ —	$ 36
Total Investments	$76,549	$4,695,706	$5,170	$4,777,425
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor International Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2021. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2020 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2021 (000s)	Unrealized Gain/ Loss as of 04/30/2021 (000s)
Common Stocks	$—	$—	$—	$—	$—	$—	$5,170	$—	$5,170	$2,369
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Balance as of 04/30/2021 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
LG Corp. (South Korea)	$ 5,170	Market Approach	Last Traded Price	KRW 125,817.15

*	Non-income producing security
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
1	All or a portion of this security was out on loan as of April 30, 2021.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2021, the aggregate value of these securities was $90,781 or 2% of net assets.
3	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
4	Represents the investment of collateral received from securities lending activities
h	Transferred from Level 2 to Level 3 due to the unavailability of observable market data for pricing
KRW	South Korean Won
ZAR	South African Rand
The accompanying notes are an integral part of the Financial Statements.

Harbor International Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Baillie Gifford Overseas Limited
Calton Square
1 Greenside Row
Edinburgh, Scotland
United Kingdom
EH1 3AN
Portfolio Managers
Gerard Callahan
Since 2013
Iain Campbell
Since 2013
Joe Faraday, CFA
Since 2013
Moritz Sitte, CFA
Since 2014
Sophie Earnshaw, CFA
Since 2014
Baillie Gifford Overseas Limited has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Gerard Callahan

Iain Campbell

Joe Faraday, CFA

Moritz Sitte, CFA

Sophie Earnshaw, CFA

Management’s Discussion of
Fund Performance
Market Review
The COVID-19 pandemic has remained a prominent feature of the investment background during the last six months, although the focus of attention has increasingly turned to the vaccine programs being rolled out in different parts of the world, and the resulting ability of global economies to recover from a prolonged period of suppressed demand.
The recent quarter was the first since the U.K. reached agreement with the E.U. regarding the terms of its withdrawal. There have been trade frictions between the two parties in some areas, and the implementation of their respective coronavirus vaccine programs has given rise to tensions. Tentative discussions have begun in relation to financial services, an important area that was not addressed in detail by the trade agreement in December 2020. In the U.S., the installation of a new administration has set the scene for a new phase in U.S.-China relations and a renewed focus globally on environmental issues.
Performance
Harbor International Growth Fund returned 21.21% (Retirement Class), 21.12% (Institutional Class), 20.95% (Administrative Class) and 20.87% (Investor Class) for the six-month period ended April 30, 2021, underperforming the 27.40% return of the MSCI All Country World Ex. U.S. (ND) Index.
We employ a fundamental long-term investment strategy, focused on bottom-up stock selection. Our approach to investing means that we are not distracted by short-term market movements and wider economic issues. Instead, our focus is on finding what we believe to be good quality stocks that have the potential to have the potential to outperform over the long term. The Fund’s performance over the period was primarily driven by stock selection.
At the regional level, all regions detracted from the performance of the Fund relative to its benchmark; Europe and Developed Asia were the largest regional detractors. Our approach resulted in the Fund having overweight positions relative to the benchmark in Developed Asia, the U.K., and Europe. The Fund was underweight in the emerging markets and Canada.
Where sectors are concerned, the main contributors were Health Care and Utilities. Stock selection was the main factor in the case of Health Care, while the Fund has no holdings in Utilities. The largest detracting sectors were Financials, Industrials, and Materials. The main overweight positions, again because of our bottom-up approach, were in Consumer Discretionary and Information Technology. The Fund was most underweight in Financials and Materials sectors.
Our regional and sectoral positions are outputs of its bottom-up investment process. Given this fundamental approach, it is particularly appropriate to look at the individual companies which impacted performance. The largest individual contributors to performance included ASML, Li Ning, and Nibe. The main stock detractors during the period included Kingspan, Alibaba, and Rightmove.
ASML, listed in The Netherlands, is a global leader in the manufacturer of semiconductor production equipment. It is the largest producer of high-end lithography equipment. We continue to be impressed by the company’s management, which is willing to invest in R&D, to lead industry innovation, and to work collaboratively with the company’s suppliers and customers.

Harbor International Growth Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor International Growth Fund
Retirement Class[1]	21.21%	56.32%	14.40%	7.52%
Institutional Class	21.12	56.15	14.29	7.47
Administrative Class	20.95	55.79	14.02	7.20
Investor Class	20.87	55.54	13.88	7.07
Comparative Index
MSCI All Country World Ex. U.S. (ND)	27.40%	42.98%	9.83%	4.73%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.77% (Net) and 0.83% (Gross) (Retirement Class); 0.85% (Net) and 0.91% (Gross) (Institutional Class); 1.10% (Net) and 1.16% (Gross) (Administrative Class); and 1.21% (Net) and 1.27% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Operational results have also been encouraging. Li Ning, a relatively new purchase for the Fund, is a Chinese manufacturer of sportswear. We believe that the growth of the middle class in China will be a driver of the company’s growth, along with an increasing desire among younger Chinese consumers for national brands. Nibe of Sweden is an engineering company which focuses on the production of devices for heating, cooling and ventilation. We believe that the company will benefit from a growth tailwind resulting from the attractions of heat pumps for domestic and commercial applications, and its operational performance has continued to be robust.
Kingspan, which was sold during the period, became embroiled in a controversy related to a tragic fire in a London high rise building in 2017. The company had no role in the design or planning of the cladding system used, and its products accounted for only a small fraction of those used on the building, but the subsequent inquiry into the event has revealed serious shortcomings in its approach to product-safety testing and the marketing of some of its building insulation materials. Bearing in mind the potential future reputational consequences and given concerns about the company’s culture, we subsequently decided to dispose of the holding. Alibaba, the Chinese online retailing platform, continues to perform well operationally but its share price has pulled back after the strong gains seen during 2020. Rightmove, a U.K.-listed real estate platform, has similarly experienced a period of reduced strength although its operational results continue to be impressive, in our view.
Outlook & Strategy
Although the pandemic has continued to provide a challenging background for international markets, we continue to focus on the long term. We consider macro- and microeconomic factors at a company level, selecting stocks based on their individual fundamental attractions, rather than investing based on a top-down view. Baillie Gifford does not believe that it has an edge in analysing short-term market movements and believes that a long-term perspective is essential. We have endured various crises over its history since 1908 and continues to undertake thorough fundamental company research. The robustness of the holdings in the Fund continues to be monitored carefully. We believe that overall, the Fund invests in well-funded, high quality, businesses with competitive advantages that are well positioned to grow their earnings over the long term, in our view.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Baillie Gifford Overseas Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor International Growth Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

REGION BREAKDOWN (% of investments)
The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of April 30, 2021, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.2%
Shares		Value
AUTO COMPONENTS—0.7%
95,140	Denso Corp. (Japan)	$ 6,151
AUTOMOBILES—0.7%
155,760	Suzuki Motor Corp. (Japan)	5,911
BANKS—1.2%
500,007	United Overseas Bank Ltd. (Singapore)	9,966
BEVERAGES—3.5%
59,384	Remy Cointreau SA (France)*	11,865
5,233,740	Thai Beverage PCL (Thailand)	2,810
1,246,000	Tsingtao Brewery Co. Ltd. (China)	11,284
434,926	United Spirits Ltd. (India)*	3,036
		28,995
BIOTECHNOLOGY—1.4%
19,775	BeiGene Ltd. ADR (China)*,1	6,793
165,704	Burning Rock Biotech Ltd. ADR (China)*,1	5,054
		11,847
BUILDING PRODUCTS—1.7%
393,612	Nibe Industrier AB (Sweden)	14,375
COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—1.5%
517,848	Hargreaves Lansdown plc (United Kingdom)	$ 12,295
CHEMICALS—2.5%
415,272	Asian Paints Ltd. (India)*	14,158
154,250	Johnson Matthey plc (United Kingdom)	6,922
		21,080
COMMERCIAL SERVICES & SUPPLIES—0.6%
345,202	HomeServe plc (United Kingdom)	5,217
DIVERSIFIED FINANCIAL SERVICES—1.1%
108,590	Investor AB Class B (Sweden)	9,218
ELECTRICAL EQUIPMENT—2.4%
99,156	Contemporary Amperex Technology Co. Ltd. (China)	5,959
124,080	Nidec Corp. (Japan)	14,327
		20,286
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.6%
19,040	Keyence Corp. (Japan)	9,140
156,460	Murata Manufacturing Co. Ltd. (Japan)	12,440
		21,580

Harbor International Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ENERGY EQUIPMENT & SERVICES—0.3%
559,006	John Wood Group plc (United Kingdom)*	$ 2,173
ENTERTAINMENT—2.1%
42,683	Spotify Technology SA (Sweden)*	10,761
89,214	Ubisoft Entertainment SA (France)*	6,695
		17,456
FOOD & STAPLES RETAILING—2.8%
410,708	Jeronimo Martins SGPS SA (Portugal)	7,499
1,659,880	Raia Drogasil SA (Brazil)*	8,037
53,420	Sugi Holdings Co. Ltd. (Japan)	4,103
1,155,089	Wal-Mart de Mexico SAB de CV (Mexico)	3,788
		23,427
HEALTH CARE EQUIPMENT & SUPPLIES—4.5%
72,503	Cochlear Ltd. (Australia)	12,411
630,980	Olympus Corp. (Japan)*	12,987
128,040	Sysmex Corp. (Japan)	12,789
		38,187
HOUSEHOLD PRODUCTS—0.5%
128,640	Pigeon Corp. (Japan)	4,366
INSURANCE—3.5%
1,100,960	AIA Group Ltd. (Hong Kong)	13,974
10,856	Fairfax Financial Holdings Ltd. (Canada)	4,960
211,083	ICICI Lombard General Insurance Co Ltd. (India)[2]	4,033
615,600	Ping An Insurance Group Co. of China Ltd. (China)	6,712
		29,679
INTERACTIVE MEDIA & SERVICES—6.6%
1,393,907	Auto Trader Group plc (United Kingdom)*,2	10,973
36,836	Baidu Inc. ADR (China)*,1	7,748
228,040	Kakaku.com Inc. (Japan)	6,191
24,743	Naver Corp. (South Korea)	7,968
1,551,244	Rightmove plc (United Kingdom)	13,150
391,979	SEEK Ltd. (Australia)*	9,342
		55,372
INTERNET & DIRECT MARKETING RETAIL—14.4%
79,825	Alibaba Group Holding Ltd. ADR (China)*,1	18,436
87,515	ASOS plc (United Kingdom)*	6,309
75,240	AUTO1 Group SE (Germany)*,2	4,251
80,146	Coupang Inc. (South Korea)*	3,358
20,194	Games Workshop Group plc (United Kingdom)	3,026
100,258	MakeMyTrip Ltd. (India)*	2,749
384,340	Meituan Dianping Class B (China)*,2	14,710
8,018	MercadoLibre Inc. (Brazil)*	12,596
61,257	Naspers Ltd. (South Africa)	13,941
59,038	Prosus NV (Netherlands)*	6,407
1,297,447	Trainline plc (United Kingdom)*,2	8,173
134,536	Trip.com Group Ltd. ADR (China)*,1	5,258
206,510	Zalando SE (Germany)*,2	21,477
		120,691
IT SERVICES—4.7%
78,709	Bechtle AG (Germany)	16,027
20,016	Shopify Inc. (Canada)*	23,669
		39,696
LEISURE PRODUCTS—1.2%
42,880	Shimano Inc. (Japan)	9,805
COMMON STOCKS—Continued
Shares		Value
LIFE SCIENCES TOOLS & SERVICES—2.0%
12,595	Mettler-Toledo International Inc. (Switzerland)*	$ 16,541
MACHINERY—8.8%
186,835	Atlas Copco AB Class A (Sweden)	11,330
94,144	Atlas Copco AB Class B (Sweden)	4,885
456,365	Epiroc AB Class B (Sweden)	8,935
121,481	Kone OYJ Class B (Finland)	9,541
8,374	Rational AG (Germany)	6,966
21,680	SMC Corp. (Japan)	12,598
797,300	Techtronic Industries Co. Ltd. (Hong Kong)	14,467
189,846	Weir Group plc (United Kingdom)*	5,025
		73,747
PERSONAL PRODUCTS—2.0%
77,740	Kao Corp. (Japan)	4,998
162,120	Shiseido Co. Ltd. (Japan)	11,798
		16,796
PROFESSIONAL SERVICES—1.9%
99,319	Intertek Group plc (United Kingdom)	8,419
170,900	Recruit Holdings Co. Ltd. (Japan)	7,706
		16,125
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.7%
40,391	ASML Holding NV (Netherlands)	26,219
259,722	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	30,320
		56,539
SOFTWARE—2.3%
75,746	Nemetschek SE (Germany)	5,646
122,353	Xero Ltd. (New Zealand)*	13,329
		18,975
SPECIALTY RETAIL—1.3%
318,423	Industria de Diseno Textil SA (Spain)	11,330
TEXTILES, APPAREL & LUXURY GOODS—7.1%
30,057	Adidas AG (Germany)	9,283
215,953	Burberry Group plc (United Kingdom)*	6,147
114,969	Cie Financiere Richemont SA (South Africa)	11,799
11,388	Kering SA (France)	9,125
1,549,400	Li Ning Co. Ltd. (China)	12,575
13,666	LVMH Moet Hennessy Louis Vuitton SE (France)	10,295
		59,224
THRIFTS & MORTGAGE FINANCE—1.4%
348,984	Housing Development Finance Corp. Ltd. (India)	11,426
WIRELESS TELECOMMUNICATION SERVICES—1.2%
115,280	SoftBank Group Corp. (Japan)	10,388
TOTAL COMMON STOCKS
(Cost $496,271)		798,864

Harbor International Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

PREFERRED STOCKS—2.3%
(Cost $4,890)
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—2.3%
34,106	Sartorius AG (Germany)	$ 19,243
TOTAL INVESTMENTS—97.5%
(Cost $501,161)		818,107
CASH AND OTHER ASSETS, LESS LIABILITIES—2.5%		21,288
TOTAL NET ASSETS—100.0%		$839,395
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 13,941	$—	$ 13,941
Europe	31,553	306,746	—	338,299
Latin America	24,421	—	—	24,421
Middle East/Central Asia	2,749	32,653	—	35,402
North America	31,987	—	—	31,987
Pacific Basin	73,609	281,205	—	354,814
Preferred Stocks
Europe	—	19,243	—	19,243
Total Investments in Securities	$164,319	$653,788	$—	$818,107
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2021. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2020 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3[h] (000s)	Ending Balance as of 04/30/2021 (000s)	Unrealized Gain/ Loss as of 04/30/2021 (000s)
Common Stocks	$6,629	$438	$(1,713)	$—	$548	$3,440	$—	$(9,342)	$—	$—

*	Non-income producing security
1	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2021, the aggregate value of these securities was $63,617 or 8% of net assets.
h	Transferred from Level 3 to Level 2 due to the availability of observable market data for pricing
The accompanying notes are an integral part of the Financial Statements.

Harbor International Small Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
Cedar Street Asset Management LLC
455 North Cityfront Plaza Drive
Suite 1710
Chicago, IL 60611
Portfolio Managers
Jonathan P. Brodsky
Since 2019
Waldemar A. Mozes
Since 2019
Cedar Street has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Jonathan P. Brodsky

Waldemar A. Mozes

Management’s Discussion of
Fund Performance
Market Review
One of the most notable developments during the period was the relative outperformance of value-oriented equities on a global basis. The MSCI World Value (ND) Index generated a 35% return for the period well ahead of the 24% return generated by the MSCI World Growth (ND) Index. We note that despite the relative outperformance of value-style equities over the period under review, the overall performance spread of global growth-style equities relative to value-style equities is still more than two standard deviations from the long-term mean, indicating further scope for value-style outperformance, in our view.
From a factor attribution perspective, value factors also outperformed. Note, for all of calendar year 2020, momentum factors generated a 51% performance spread relative to value, but as of the end of the period, value factors are now ahead of momentum factors by 25% YTD, on a global basis.
Meanwhile, sectors that are generally viewed as having a high degree of exposure to value, significantly outperformed sectors viewed as closely tied to growth and momentum. Hence, the MSCI World Energy and Financials sectors generated returns of 64% and 50%, respectively during the semi-annual period, while the MSCI World Technology sector only generated a 27% return.
Recall, for most of 2020, growth experienced significant outperformance during the COVID-19 pandemic as Technology and other high-growth sectors were believed to have favorable secular trends. In addition, monetary and fiscal stimulus provided the macroeconomic springboard to propel valuation multiples higher. But everything changed on November 9, 2020, as Pfizer announced the first COVID-19 vaccines. Immediately thereafter, there was plausible evidence suggesting that the global pandemic would soon come to an end. Since that day, we believe financial markets have favored value relative to growth in equity markets as indicated above.
Performance
Harbor International Small Cap Fund returned 42.75% (Retirement Class), 42.67% (Institutional Class), 42.50% (Administrative Class) and 42.40% (Investor Class) compared to the MSCI EAFE Small Cap (ND) Index, which returned 32.08%.
The vast majority of outperformance over the period came from strong security selection, particularly in the Consumer Staples and IT sectors. Selection was also strong when viewed from a country perspective; stock picking in the UK, Japan, and France were particularly additive to results.
We believe we are at the beginning of a longer-term mean reversion dynamic for value-style investing, with several compelling data points that support our view. First, interest rates on major developed-market long-term government bonds have seen a fairly dramatic rise since the November 9, 2020 vaccine announcement, despite the continuation of ultra-accommodative monetary policy. Rising rates are widely believed to support value styles.
Second, despite the significant relative outperformance of value recently, stocks that make up the value segment of major indexes still maintain a more favorable risk-reward balance between valuation and fundamentals, in our view. The MSCI EAFE Small Cap Value (ND) Index is estimated to see earnings growth of 20% in 2021 and trades at 14x estimated 2021 earnings, just under 1x book value, and offers a 2.90% dividend yield, in our view. Meanwhile, the MSCI EAFE Small Cap Growth (ND) Index is expected to see similar earnings growth of around 19% in 2021, but trades at a steeper 24x estimated 2021 earnings, 2.9x book value, and offers a 1.4% dividend yield, in our view.

Harbor International Small Cap Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	Life of Fund
Harbor International Small Cap Fund
Retirement Class[1]	42.75%	60.22%	11.20%	11.71%
Institutional Class[1]	42.67	60.13	11.12	11.63
Administrative Class[1]	42.50	59.84	10.83	11.35
Investor Class[1]	42.40	59.57	10.71	11.22
Comparative Index
MSCI EAFE Small Cap (ND)[1]	32.08%	52.63%	10.87%	12.43%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.88% (Net) and 1.37% (Gross) (Retirement Class); 0.96% (Net) and 1.45% (Gross) (Institutional Class); 1.21% (Net) and 1.70% (Gross) (Administrative Class); and 1.32% (Net) and 1.81% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Another notable development during the semi-annual period was the outperformance of smaller capitalization companies relative to larger capitalization companies. The MSCI EAFE Large Cap (ND) Index generated a 29% return during the period but fell short of the 32% return for the MSCI EAFE Small Cap (ND) Index.
Similar to the value-growth dynamic discussed above, there is a compelling Newtonian logic to small cap stocks outperforming since the announcement of the Pfizer vaccine. Smaller cap companies were disproportionally impacted by government lockdowns. With the end of the pandemic now on the horizon and consumers and businesses flush with cash, small caps are expected to see more vigorous growth once economies fully open up.
That is not to say that all small cap companies succeed. Broad small cap outperformance tends to incorporate significant survivorship bias, in our view. This is why we believe successful small cap investing requires: (1) an in-depth understanding of balance sheets and a preference for those that can withstand difficult operating environments and rising interest rates; (2) an ability to spot valuation disparities relative to business models that can generate solid returns on capital in almost any competitive environment; and (3) a nuanced understanding of which local geographies and sectors offer better growth prospects relative to valuations. It is our belief that our active portfolio construction activities during the most recent semi-annual period reflect our ability to effectively balance these dynamics within the Fund.
Finally, with high volatility in macroeconomic indicators during the semi-annual period, we would be remiss in not highlighting a few. The most dramatic and impactful of these was the rise in yield of the 10-year U.S. Treasury from 0.87% at the beginning of the period to a high of 1.74% on March 31, 2021 – an increase of more than 80 basis points. While the absolute number may not seem large, both the decline in 2020 and the rebound in 2021 represent the most volatile change in yield in the history of this bond.
The other recent eye-popping macro data points include:
•	Growth – China reported GDP growth of 18.30% in Q1, the highest rate ever published by its national statistics bureau since it began reporting GDP statistics in 1993. Meanwhile, the Eurozone’s most recent Manufacturing PMI of 62.5 (any number over 50 is positive) is the highest level ever going back to the 2008 inception of the data set.
•	Cash – The U.S. posted the highest level of money supply growth ever, while on a global basis, world central bank liquidity has never been higher.
•	Commodity prices – Lumber prices reached $1,500 on April 30, 2021, a new all-time high going back to 1985. Copper and Steel also reached new all-time highs, exceeding the China commodity boom in 2010. Agricultural commodities, represented by the CRB FOOD Index, are also within 10% of their all-time high set in 2012.
Outlook & Strategy
While base effects may point to a benign interpretation of these extremes, our view is that some markets are in a desperate search for an equilibrium that reflects a post-COVID-19 economic environment that is very different from the recent past. We continue to favor diversification and valuation discipline as the keys to surviving extreme price movements.

1	The “Life of Fund” return as shown reflects the period 02/01/2016 through 04/30/2021.

Harbor International Small Cap Fund
Manager’s Commentary—Continued

This report contains the current opinions of Cedar Street Asset Management LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor International Small Cap Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

REGION BREAKDOWN (% of investments)
(Excludes short-term investments)
The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of April 30, 2021, 29% of the Fund’s investments were denominated in Euro. No other foreign currency denomination comprised more than 25% of the Fund’s net assets.
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.4%
Shares		Value
AEROSPACE & DEFENSE—3.8%
54,786	Hensoldt AG (Germany)*	$ 947
95,106	Indra Sistemas SA (Spain)*	990
		1,937
AUTO COMPONENTS—1.5%
281,500	Johnson Electric Holdings Ltd. (Hong Kong)	748
BANKS—2.0%
360,139	Virgin Money UK plc (United Kingdom)*	995
BEVERAGES—1.4%
173,398	C&C Group plc (Ireland)*	710
CAPITAL MARKETS—2.1%
14,954	JAFCO Co. Ltd. (Japan)	1,076
CHEMICALS—4.9%
29,500	KH Neochem Co. Ltd. (Japan)	702
57,476	Neo Performance Materials Inc. (Canada)	934
26,171	Victrex plc (United Kingdom)	849
		2,485
COMMERCIAL SERVICES & SUPPLIES—4.6%
43,038	ISS AS (Denmark)*	816
33,813	Loomis AB (Sweden)	1,107
157,793	Mears Group PLC (United Kingdom)*	425
		2,348
CONSTRUCTION & ENGINEERING—6.3%
20,407	Arcadis NV (Netherlands)	859
301,067	Maire Tecnimont SpA (Italy)	963
COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION & ENGINEERING—Continued
47,153	Raito Kogyo Co. Ltd. (Japan)	$ 758
784,911	Service Stream Ltd. (Australia)	620
		3,200
CONSUMER FINANCE—1.6%
156,073	Resurs Holding AB (Sweden)[1]	807
CONTAINERS & PACKAGING—3.4%
39,600	BillerudKorsnas AB (Sweden)[2]	809
381,101	Orora Ltd. (Australia)	932
		1,741
DISTRIBUTORS—5.0%
9,003	DKSH Holding AG (Switzerland)	725
77,740	Inchcape plc (United Kingdom)	839
56,638	Takkt AG (Germany)	958
		2,522
DIVERSIFIED FINANCIAL SERVICES—5.5%
418,435	Equiniti Group plc (United Kingdom)*,1	1,011
34,196	Kanamoto Co. Ltd. (Japan)	839
182,840	Redde Northgate plc (United Kingdom)	920
		2,770
ELECTRICAL EQUIPMENT—1.3%
19,192	Mersen SA (France)	666
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—7.5%
42,326	Amano Corp. (Japan)	1,150
51,820	Daiwabo Holdings Co. Ltd. (Japan)	810
11,637	Landis+Gyr Group AG (Switzerland)*	807

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—Continued
30,000	Nohmi Bosai Ltd. (Japan)	$ 567
30,377	Optex Group Co. Ltd. (Japan)	462
		3,796
FOOD & STAPLES RETAILING—1.3%
53,368	Qol Holdings Co. Ltd. (Japan)	670
FOOD PRODUCTS—6.0%
697,540	Aryzta AG (Switzerland)*	787
73,002	Elders Ltd. (Australia)	684
55,215	Glanbia plc (Ireland)	812
1,104,100	Japfa Ltd. (Singapore)	758
		3,041
HEALTH CARE PROVIDERS & SERVICES—3.1%
20,963	BML Inc. (Japan)	725
263,707	Healius Ltd. (Australia)	839
		1,564
HOTELS, RESTAURANTS & LEISURE—2.7%
39,414	Resorttrust Inc. (Japan)	628
68,460	Round One Corp. (Japan)	758
		1,386
INSURANCE—6.5%
22,426	ASR Nederland NV (Netherlands)	980
73,277	Coface SA (France)	893
109,620	Direct Line Insurance Group plc (United Kingdom)	431
464,181	Mapfre SA (Spain)	997
		3,301
IT SERVICES—1.8%
26,891	Tietoevry OYJ (Finland)	931
LEISURE PRODUCTS—2.1%
32,156	Spin Master Corp. (Canada)*,1	1,089
MACHINERY—3.2%
9,679	Krones AG (Germany)	843
47,498	OSG Corp. (Japan)	792
		1,635
MARINE—1.7%
20,938	Clarkson plc (United Kingdom)	878
MEDIA—3.6%
25,543	Criteo SA ADR (France)*,3	1,015
13,693	RTL Group SA (Luxembourg)	805
		1,820
METALS & MINING—0.7%
8,058	DOWA Holdings Co. Ltd. (Japan)	337
OIL, GAS & CONSUMABLE FUELS—1.2%
620,250	Beach Energy Ltd. (Australia)	601
PAPER & FOREST PRODUCTS—1.6%
235,267	Navigator Co. SA (Portugal)	793
PERSONAL PRODUCTS—1.3%
50,940	Ontex Group NV (Belgium)*	664
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.9%
26,108	Tower Semiconductor Ltd. (Israel)*	$ 739
76,334	X-Fab Silicon Foundries SE (Belgium)*,1	740
		1,479
SOFTWARE—1.5%
84,905	TomTom NV (Netherlands)*	745
SPECIALTY RETAIL—1.7%
56,676	Matas AS (Denmark)*	838
TEXTILES, APPAREL & LUXURY GOODS—1.6%
1,014,765	Coats Group plc (United Kingdom)	818
TOTAL COMMON STOCKS
(Cost $39,702)		48,391

SHORT-TERM INVESTMENTS—1.7%
(Cost $846)
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—1.7%
845,500	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 0.020%)[4]	846
TOTAL INVESTMENTS—97.1%
(Cost $40,548)		49,237
CASH AND OTHER ASSETS, LESS LIABILITIES—2.9%		1,485
TOTAL NET ASSETS—100.0%		$50,722

Harbor International Small Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$1,015	$29,158	$—	$30,173
Middle East/Central Asia	739	—	—	739
North America	2,023	—	—	2,023
Pacific Basin	—	15,456	—	15,456
Short-Term Investments
Investment Company-Securities Lending Investment Fund	846	—	—	846
Total Investments in Securities	$3,777	$45,460	$—	$49,237
There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2021, the aggregate value of these securities was $3,647 or 7% of net assets.
2	All or a portion of this security was out on loan as of April 30, 2021.
3	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
4	Represents the investment of collateral received from securities lending activities
The accompanying notes are an integral part of the Financial Statements.

Harbor Overseas Fund
Manager’s Commentary (Unaudited)

Subadviser
Acadian Asset Management LLC
260 Franklin Street
Boston, MA 02110
Portfolio Managers
Brendan O. Bradley, Ph.D.
Since 2019
Ryan D. Taliaferro, Ph.D.
Since 2019
Harry Gakidis, Ph.D.
Since 2019
Acadian has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Brendan O. Bradley, Ph.D.

Ryan D. Taliaferro, Ph.D.

Harry Gakidis, Ph.D.

Management’s Discussion of
Fund Performance
MARKET REVIEW
Global equity markets advanced as successful vaccine rollouts in many parts of the world, most markedly within the U.S. and U.K., renewed hopes of a sustained reopening of economies. At times, optimism was tempered by the arrival of more virulent variants of COVID-19, which dampened expectations of a full and durable recovery. Commodity prices continued to rise, boosted by accelerating economic momentum and improved global growth prospects. Yield curves steepened after central banks signaled that they would allow inflation to overshoot targets, raising concerns about inflationary pressures worldwide. The effects of spiking yields, rising inflation, and surging commodity prices rippled through markets and investors struggled to price in the cross-asset ramifications. Additionally, impressive growth impetus and speculations of a near-term influx of pent-up demand further incited inflationary fears, leaving policy makers to discern the degree to which such pressures are transitory. Global trade dynamics remained in flux, further disrupted by China’s efforts to disentangle itself from global supply chains. Positive developments included the eleventh-hour Brexit deal, U.S. election results, and accommodative policy support across most major economies.
Emerging markets gained over the period even as efforts to vaccinate emerging market countries slowed, widening an already huge vaccination gap between developed market and emerging market countries. In addition to the uneven vaccine rollout, headwinds included more expensive dollar-denominated debt, unrelenting supply-chain constraints, and elevated inflation. Inflation, in particular food price inflation, which caused food prices to climb amongst the world’s poorest nations, has increased the likelihood of rate hikes from many central banks, which would further hamper the economic revival.
PERFORMANCE
Harbor Overseas Fund returned 33.40% (Retirement Class), 33.44% (Institutional Class), and 33.16% (Investor Class) compared to the MSCI EAFE (ND) Index return of 28.84% during the six-month period ended April 30, 2021. Performance relative to the benchmark was driven by both favorable stock selection and allocation effects during the period.
Acadian’s investment philosophy is centered in the belief that markets are inefficient and that these inefficiencies are driven in part by behavioral biases that result in mispricing opportunities. Acadian applies fundamental insights in a systematic manner to exploit security mispricings and identify attractive investment opportunities. Further, we believe that a successful investment approach must be multi-faceted and adaptive in nature, acknowledging that risk/reward relationships evolve over time and that markets may reward different characteristics during specific periods of a market cycle. These observations suggest that adding value in a consistent fashion can be best achieved by assessing the value of information at different points in time and applying these insights in an objective, quantitative manner across a broad opportunity set, in our view. To realize these insights, Acadian employs a dynamic investment strategy which seeks to adapt to the current market environment and utilizes a disciplined, systematic approach to stock selection.
From a stock selection perspective, the Fund benefitted from an opportunistic exposure to LG Electronics. Share prices rose on strong demand for LG home appliances and home entertainment products as consumers worldwide spent more time at home during the coronavirus pandemic. In April, the company published its first-quarter 2021 results, which included the highest quarterly revenue and operating profit in the company’s history. Harvia Oyj, a Finland-based sauna and spa company, similarly added to returns as share prices advanced on incremental growth spurred by a global wellness trend. Stock positions in Australian materials

Harbor Overseas Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Overseas Fund
Retirement Class[1]	33.40%	47.54%	N/A	16.19%
Institutional Class[1]	33.44	47.44	N/A	16.11
Investor Class[1]	33.16	46.86	N/A	15.67
Comparative Index
MSCI EAFE (ND)[1]	28.84%	39.88%	N/A	12.19%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.77% (Net) and 1.35% (Gross) (Retirement Class); 0.85% (Net) and 1.43% (Gross) (Institutional Class); and 1.21% (Net) and 1.79% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
and German consumer discretionary companies also delivered positive results over the period, consistent with their overweight positions. Conversely, an investment in Nitori Holdings, a Japan-based furniture and home accessories company, proved costly as investors began rotating out of pandemic winners, such as home furnishings, on optimism about a durable economic recovery.
From an allocation perspective, the Fund saw positive results from opportunistic exposures to consumer discretionary stocks in Finland and South Korea. Meanwhile, an overweight to Swiss Healthcare and an underweight to U.K. Energy detracted from returns.
OUTLOOK & STRATEGY
Economic prospects in many parts of the globe have markedly improved largely due to vaccine-powered optimism. Increasing evidence of vaccine efficacy in conjunction with additional policy support in a few major economies–most notably in the U.S., Japan, and Europe–are expected to lift economic activity globally. In March, the OECD raised 2021 real gross domestic product growth projections to 5.6%, up 1.4% from its December projections. Under the baseline forecast, global output is anticipated to exceed pre-pandemic levels by mid-2021. Similarly, the International Monetary Fund followed suit and announced it would further raise its 2021 global economic growth projections on tailwinds from the launch of substantial fiscal firepower in the U.S. and the accelerated vaccine rollout, in our view. The economic revival has been quicker than anticipated, sparked by multiple vaccine approvals, ramped-up production, and rapid rollout.
Still, despite substantial gains, the recovery is expected to be uneven and incomplete. The burden of the crisis has fallen disproportionately across sectors and economies, and the divergence will likely persist until the vaccines can deliver society-wide protection. The speed and strength of recovery is expected to vary across economies, contingent upon vaccine accessibility, sectoral dependencies, pre-existing vulnerabilities, effectiveness of policy support, and the extent of new waves of contagion and containment measures.
We believe that the Fund is currently well positioned in both the near term and long term to add value for our clients. We also understand that markets are constantly evolving. As such, we are always looking for ways to enhance our investment process across all phases, including model enhancement, risk controls, and implementation, to help us continue to be successful in the long term.

1	The “Life of Fund” return as shown reflects the period 03/01/2019 through 04/30/2021.
This report contains the current opinions of Acadian Asset Management LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Overseas Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

REGION BREAKDOWN (% of investments)
The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of April 30, 2021, 32% of the Fund’s investments were denominated in Euro. No other foreign currency denomination comprised more than 25% of the Fund’s net assets.
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.2%
Shares		Value
AIR FREIGHT & LOGISTICS—1.6%
4,763	CTT-Correios de Portugal SA (Portugal)	$ 22
12,589	Deutsche Post AG (Germany)	741
		763
AUTO COMPONENTS—1.8%
1,692	DTR Automotive Corp. (South Korea)	49
13,800	Inoue Rubber Thailand PCL NVDR (Thailand)[1]	8
28,000	Johnson Electric Holdings Ltd. (Hong Kong)	74
802	Kendrion NV (Netherlands)	22
400	Linamar Corp. (Canada)	24
2,300	Magna International Inc. (Canada)	217
3,100	Mahle-Metal Leve SA (Brazil)	15
7,500	Sumitomo Rubber Industries Ltd. (Japan)	93
18,800	Yokohama Rubber Co. Ltd. (Japan)	350
		852
COMMON STOCKS—Continued
Shares		Value
AUTOMOBILES—2.9%
6,154	Bayerische Motoren Werke AG (Germany)	$ 617
8,030	Daimler AG (Germany)	715
1,266	Tofas Turk Otomobil Fabrikasi AS (Turkey)	4
		1,336
BANKS—3.4%
78,725	Bank Leumi Le-Israel (Israel)*	552
7,842	BNK Financial Group Inc. (South Korea)	54
556	BNP Paribas SA (France)	36
44,468	Faisal Islamic Bank of Egypt (Egypt)*	32
31,200	HSBC Holdings plc (Hong Kong)	195
34,200	Japan Post Bank Co. Ltd. (Japan)	313
3,600	Royal Bank of Canada (Canada)	343
633	Shinhan Financial Group Co. Ltd. (South Korea)	23

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
6,010	SpareBank 1 BV (Norway)	$ 34
593	Sparebanken Sor (Norway)	9
		1,591
BEVERAGES—0.1%
16,198	Ginebra San Miguel Inc. (Philippines)	20
1,605	Kofola Ceskoslovensko As (Czech Republic)	21
		41
BIOTECHNOLOGY—0.1%
1,076	Vitrolife AB (Sweden)	40
BUILDING PRODUCTS—0.4%
1,376	FM Mattsson Mora Group AB (Sweden)	31
1,880	Inwido AB (Sweden)	33
5,400	Maezawa Kasei Industries Co. Ltd. (Japan)	55
5,888	Norcros plc (United Kingdom)*	24
715	Systemair AB (Sweden)*	22
465	Zehnder Group AG (Switzerland)	37
		202
CAPITAL MARKETS—3.3%
87,100	Asia Plus Group Holdings PCL NVDR (Thailand)[1]	10
8,452	Banca Generali SpA (Italy)	323
565	Bellevue Group AG (Switzerland)	24
309	Cie Financiere Tradition SA (Switzerland)	40
26,142	Deutsche Bank AG (Germany)*	364
1,451	Equita Group SpA (Italy)	5
2,082	Fiducian Group Ltd. (Australia)	11
28,000	Nomura Holdings Inc. (Japan)	151
7,776	Nordnet AB Publ (Sweden)*	146
10,912	Numis Corp. plc (United Kingdom)	57
3,909	Titanium OYJ (Finland)	67
21,766	UBS Group AG (Switzerland)	332
		1,530
CHEMICALS—1.7%
289	BASF SE (Germany)	23
574	KPX Chemical Co. Ltd. (South Korea)	37
1,500	Nitto Denko Corp. (Japan)	124
886	Noroo Holdings Co. Ltd. (South Korea)	12
4,687	Palram Industries 1990 Ltd. (Israel)	45
29,700	Teijin Ltd. (Japan)	489
8,119	Thrace Plastics Holding And Co. (Greece)	48
		778
COMMERCIAL SERVICES & SUPPLIES—1.2%
1,476	Elanders AB Class B (Sweden)	30
319	Fursys Inc. (South Korea)	13
10,000	Kokuyo Co. Ltd. (Japan)	155
55	Orell Fuessli Holding AG (Switzerland)	7
20,300	Seiko Epson Corp. (Japan)	346
		551
COMMUNICATIONS EQUIPMENT—1.5%
5,931	ADVA Optical Networking SE (Germany)*	75
16,839	Ericsson (LM) Telephone SP ADR (Sweden)[1]	232
2,500	EXFO Inc. (Canada)*	9
28,763	Telefonaktiebolaget LM Ericsson (Sweden)	395
		711
CONSTRUCTION & ENGINEERING—0.6%
58,000	Analogue Holdings Ltd. (Hong Kong)	11
COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION & ENGINEERING—Continued
24,388	Boustead Singapore Ltd. (Singapore)	$ 19
305	Burkhalter Holding AG (Switzerland)	24
577	Dom Development SA (Poland)	23
2,516	Hwasung Industrial Co. Ltd. (South Korea)	30
312,900	Naim Holdings BHD (Malaysia)*	61
3,722	Orascom Construction plc (United Arab Emirates)	20
172	Poenina Holding AG (Switzerland)*	10
10,200	Severfield plc (United Kingdom)	11
29,705	Wagners Holding Co. Ltd. (Australia)*	54
		263
CONSTRUCTION MATERIALS—1.4%
12,656	Fletcher Building Ltd. (New Zealand)	66
17,117	James Hardie Industries PLC CDI (Australia)*,1	564
4,282	Michelmersh Brick Holdings plc (United Kingdom)*	9
19,932	Steppe Cement Ltd. (Malaysia)	12
		651
CONSUMER FINANCE—0.4%
14,100	AEON Financial Service Co. Ltd. (Japan)	160
4,289	H&T Group plc (United Kingdom)	18
		178
CONTAINERS & PACKAGING—0.3%
1,530	Groupe Guillin (France)	46
64,100	Hanwell Holdings Ltd. (Singapore)	24
20,429	Mpact Ltd. (South Africa)*	31
11,718	Orora Ltd. (Australia)	29
		130
DIVERSIFIED CONSUMER SERVICES—0.1%
3,877	Dignity plc (United Kingdom)*	38
7,627	Shine Corporate Ltd. (Australia)	6
		44
DIVERSIFIED FINANCIAL SERVICES—0.4%
1,068	Groupe Bruxelles Lambert SA (Belgium)	117
16,843	M&G plc (United Kingdom)	51
17,600	UOB-Kay Hian Holdings Ltd. (Singapore)	23
		191
DIVERSIFIED TELECOMMUNICATION SERVICES—1.4%
162,257	Bredband2 I Skandinavien AB (Sweden)	39
1,800	KT Corp. (South Korea)	46
604	Magyar Telekom Telecommunications plc ADR (Hungary)[1]	4
21,600	Nippon Telegraph & Telephone Corp. (Japan)	545
113	Telefonica SA (Spain)	—
		634
ELECTRIC UTILITIES—0.0%
23,923	OPG Power Ventures plc (United Kingdom)*	6
ELECTRICAL EQUIPMENT—1.8%
42,900	Mitsubishi Electric Corp. (Japan)	661
562	Somfy SA (France)	99
5,546	Zumtobel Group AG (Austria)	56
		816
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.3%
77,905	Datatec Ltd. (South Africa)*	153
10,065	Eroad Ltd. (New Zealand)*	41
13,314	Hon Hai Precision Industry Co. Ltd. GDR (Taiwan)[1]	108

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—Continued
11,840	LG Display Co. Ltd. (South Korea)	$ 257
530	Nedap NV (Netherlands)	35
800	Nihon Denkei Co. Ltd. (Japan)	10
39	Schaffner Holding AG (Switzerland)	11
		615
ENERGY EQUIPMENT & SERVICES—0.1%
149,000	Hilong Holding Ltd. (Hong Kong)*	5
9,918	Hunting plc (United Kingdom)	34
9,000	PHX Energy Services Corp. (Canada)	26
		65
ENTERTAINMENT—1.7%
10,000	IGG Inc. (Singapore)	17
1,282	Nintendo Co. Ltd. (Japan)	735
541	Ubisoft Entertainment SA (France)*	41
		793
FOOD & STAPLES RETAILING—0.5%
1,144	Amsterdam Commodities NV (Netherlands)	28
336	Hawesko Holding AG (Germany)	20
6,185	Koninklijke Ahold Delhaize NV (Netherlands)	167
		215
FOOD PRODUCTS—1.1%
18,055	Finsbury Food Group plc (United Kingdom)*	22
2,757	Industrial Milk Co. (Luxembourg)	17
56,600	JBS SA (Brazil)	314
900	Maeil Holdings Co. Ltd. (South Korea)	8
663	Nestlé SA (Switzerland)	79
119	Neto ME Holdings Ltd. (Israel)*	5
806	Nomad Foods Ltd. (Virgin Islands)*	24
6,869	PGG Wrightson Ltd. (New Zealand)	16
68	Ter Beke SA (Belgium)	9
		494
HEALTH CARE EQUIPMENT & SUPPLIES—4.1%
886	BioMerieux (France)	105
56	Diasorin SpA (Italy)	10
13,243	EKF Diagnostics Holdings plc (United Kingdom)*	14
11,016	Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	284
1,100	Fukuda Denshi Co. Ltd. (Japan)	87
12,359	Getinge AB Class B (Sweden)	418
1,735	GN Store Nord AS (Denmark)	156
500	Hoshi Iryo-Sanki Co. Ltd. (Japan)	17
13,699	Koninklijke Philips NV (Netherlands)	775
36	Paul Hartmann AG (Germany)	17
22	Sonova Holding AG (Switzerland)*	7
		1,890
HEALTH CARE PROVIDERS & SERVICES—0.3%
6,834	GHP Specialty Care AB (Sweden)	24
6,266	Humana AB (Sweden)*	57
6,322	Oriola Corp. Class A (Finland)	16
25,000	Oriola OYJ (Finland)	57
		154
HEALTH CARE TECHNOLOGY—0.2%
610	Cegedim SA (France)*	20
1,114	Nexus AG (Germany)	77
		97
COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—0.5%
1,328	Bet-At-Home.com AG (Germany)	$ 72
410	Evolution Gaming Group AB ADR (Sweden)[1]	81
338	Groupe Partouche SA (France)*	10
83,100	Jaya Bersama Indo TBK PT (Indonesia)*	1
900	Ohsho Food Service Corp. (Japan)	46
600	Pollard Banknote Ltd. (Canada)	29
		239
HOUSEHOLD DURABLES—1.2%
477	Amica SA (Poland)	19
2,800	Dorel Industries Inc. (Canada)*	28
12,947	Emak SpA (Italy)	21
265	HEXAOM (France)	13
29,500	Nikon Corp. (Japan)	278
1,000	Panasonic Manufacturing Malaysia BHD (Malaysia)	8
100	Rinnai Corp. (Japan)	10
501	Sabaf SpA (Italy)	13
1,056	Surteco Group SE (Germany)	35
12,780	Toya SA (Poland)	27
700	V-ZUG Holding AG (Switzerland)*	97
		549
HOUSEHOLD PRODUCTS—0.2%
29,635	McBride plc (United Kingdom)*	39
4,127	Suominen OYJ (Finland)	29
		68
INDUSTRIAL CONGLOMERATES—2.0%
2,415	KOC Holding AS (Turkey)	5
5,614	Siemens AG (Germany)	937
		942
INSURANCE—1.9%
11,400	Allianz Malaysia BHD (Malaysia)	37
1,629	Aviva plc (United Kingdom)	9
4,223	European Reliance General Insurance Co. SA (Greece)	27
5,600	Great Eastern Holdings Ltd. (Singapore)	97
33,600	Japan Post Holdings Co. Ltd. (Japan)*	282
156	NN Group NV (Netherlands)	8
19,800	T&D Holdings Inc. (Japan)	243
55,499	Unipolsai Assicurazioni SpA (Italy)	172
		875
INTERNET & DIRECT MARKETING RETAIL—0.2%
15,600	Hai-O Enterprise BHD (Malaysia)	8
7,591	Verkkokauppa.com OYJ (Finland)	78
		86
IT SERVICES—1.8%
819	Comarch SA (Poland)	50
1,861	Digia OYJ (Finland)	18
2,754	Eagle Eye Solutions Group plc (United Kingdom)*	21
6,844	Eckoh plc (United Kingdom)*	8
4,200	Fujitsu Ltd. (Japan)	667
479	Gofore OYJ (Finland)	11
105	Infotel SA (France)	6
945	Neurones (France)	31
		812
LEISURE PRODUCTS—1.2%
9,402	Harvia OYJ (Finland)	492

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
LEISURE PRODUCTS—Continued
1,500	Sankyo Co. Ltd. (Japan)	$ 39
1,250	Sanlorenzo SpA/Ameglia (Italy)*	34
		565
LIFE SCIENCES TOOLS & SERVICES—3.8%
4,402	Ergomed plc (United Kingdom)*	87
5,905	Eurofins Scientific SE (France)	585
2,238	ICON plc (Ireland)*	486
1,305	Sartorius Stedim Biotech (France)	599
		1,757
MACHINERY—6.8%
3,623	Andritz AG (Austria)	197
9,082	CNH Industrial NV (Italy)	135
7,300	Daihatsu Diesel Manufacturing Co Ltd. (Japan)	33
28,407	Epiroc AB Class A (Sweden)	615
105	Exel Industries (France)*	10
69,237	Famur SA (Poland)*	45
54	Groupe Gorge SA (France)	1
8,961	Kone OYJ Class B (Finland)	704
1,224	Nilfisk Holding AS (Denmark)*	36
371	Palfinger AG (Austria)	17
885	Prima Industrie SpA (Italy)*	22
600	Rix Corp. (Japan)	8
22,761	Sandvik AB (Sweden)	563
464	Schindler Holding AG (Switzerland)	132
16,897	Skellerup Holdings Ltd. (New Zealand)	56
24,304	Volvo AB (Sweden)	593
		3,167
MARINE—2.3%
183	AP Moller - Maersk AS (Denmark)	455
549,200	Jasa Armada Indonesia TBK PT (Indonesia)*	11
2,035	Kuehne + Nagel International AG (Switzerland)	609
		1,075
MEDIA—2.3%
247	4imprint Group plc (United Kingdom)*	8
4,842	Bloomsbury Publishing plc (United Kingdom)	20
578	Cogeco Inc. (Canada)	45
4,472	Corus Entertainment Inc. (Canada)	22
1,900	FAN Communications Inc. (Japan)	7
85	GTN Ltd. (Australia)*	—
2,451	HighCo SA (France)	16
10,318	North Media AS (Denmark)	200
34,282	NZME Ltd. (New Zealand)*	19
8,968	Publicis Groupe SA (France)	580
1,198	RTL Group SA (Luxembourg)	71
6,768	WPP plc (United Kingdom)	91
		1,079
METALS & MINING—8.6%
1,215	Alumetal SA (Poland)	19
11,578	Anglo American plc (United Kingdom)	491
22,947	Base Resources Ltd. (Australia)*	5
1,840	BHP Group plc (United Kingdom)	55
17,444	Boryszew SA (Poland)*	15
27,813	Evraz plc (United Kingdom)	247
31,049	Fortescue Metals Group Ltd. (Australia)	537
17,744	Gem Diamonds Ltd. (United Kingdom)*	17
26,518	Maca Ltd. (Australia)	19
10,334	Mineral Resources Ltd. (Australia)	377
4,313	Norsk Hydro ASA (Norway)	27
COMMON STOCKS—Continued
Shares		Value
METALS & MINING—Continued
426	POSCO (South Korea)	$ 139
4,701	Rio Tinto Ltd. (Australia)	437
3,438	Rio Tinto plc (United Kingdom)	288
4,108	Rio Tinto plc Sponsored ADR (United Kingdom)[1]	349
205,299	South32 Ltd. (Australia)	452
140	Stalprodukt SA (Poland)	13
11,399	Voestalpine AG (Austria)	495
143,000	Xiwang Special Steel Co. Ltd. (Hong Kong)*	8
		3,990
MULTI-UTILITIES—0.0%
1,697	Hera SpA (Italy)	7
OIL, GAS & CONSUMABLE FUELS—2.0%
13,600	CES Energy Solutions Corp. (Canada)*	18
6,820	Lubelski Wegiel Bogdanka SA (Poland)*	41
95,664	Pharos Energy plc (United Kingdom)*	35
44,003	Royal Dutch Shell plc (Netherlands)	838
		932
PAPER & FOREST PRODUCTS—0.9%
23,800	Cascades Inc. (Canada)	279
1,311	Midway Ltd. (Australia)*	1
2,100	Stella-Jones Inc. (Canada)	88
25,869	Western Forest Products Inc. (Canada)	45
		413
PERSONAL PRODUCTS—0.0%
5,300	Apollo Healthcare Corp. (Canada)*	17
PHARMACEUTICALS—9.0%
171	AstraZeneca plc ADR (United Kingdom)[1]	9
558	GlaxoSmithKline plc (United Kingdom)	10
9,335	GlaxoSmithKline plc ADR (United Kingdom)[1]	349
1,436	Ipsen SA (France)	139
1,615	Merck KGaA (Germany)	284
13,771	Novartis AG (Switzerland)	1,175
10,678	Novo Nordisk AS (Denmark)	788
284	Orion OYJ Class A (Finland)	13
4,123	Roche Holding AG (Switzerland)	1,345
11,245	Vectura Group plc (United Kingdom)*	17
562	Vetoquinol SA (France)	71
		4,200
PROFESSIONAL SERVICES—2.4%
5,491	Adecco Group AG (Switzerland)	372
1,745	Impellam Group plc (United Kingdom)*	7
8,292	Wolters Kluwer NV (Netherlands)	750
		1,129
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.2%
116,681	Ever Reach Group Holdings Co. Ltd. (Hong Kong)*	21
998	K Wah International Holdings Ltd. (Hong Kong)	—
100	Mainstreet Equity Corp. (Canada)*	7
2,077	Melcor Developments Ltd. (Canada)	22
28,100	MKH BHD (Malaysia)	9
20,963	Modern Land China Co. Ltd. (Hong Kong)	2
9,213	Real Estate Investors PLC (United Kingdom)	5
		66
ROAD & RAIL—0.0%
10,328	FNM SpA (Italy)	8

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.4%
47,140	ASE Technology Holding ADR (Taiwan)[1]	$ 392
1,869	ASML Holding NV (Netherlands)	1,213
1,400	Disco Corp. (Japan)	452
3,300	ROHM Co. Ltd. (Japan)	326
588	Suess Microtec SE (Germany)*	19
1,300	Tokyo Electron Ltd. (Japan)	590
		2,992
SOFTWARE—1.0%
1,266	Atlassian Corp. plc (Australia)*	301
500	Check Point Software Technologies Ltd. (Israel)*	58
4,783	F-Secure OYJ (Finland)	23
45,284	Intega Group Ltd. (Australia)*	18
637	IVU Traffic Technologies AG (Germany)	14
205	Linedata Services (France)	9
144	MiX Telematics Ltd. ADR (South Africa)[1]	2
628	Sage Group plc (United Kingdom)	5
1,801	Telcoware Co. Ltd. (South Korea)	20
620	USU Software AG (Germany)	21
		471
SPECIALTY RETAIL—2.1%
1,100	BMTC Group Inc. (Canada)	13
848	Gear4music Holdings plc (United Kingdom)*	11
289	Hornbach Holding AG & Co. KGaA (Germany)	27
49,365	Kingfisher plc (United Kingdom)	244
12,900	K's Holdings Corp (Japan)	176
6,300	Maruzen CHI Holdings Co. Ltd. (Japan)	22
167,500	Maxi-Cash Financial Services Corp. Ltd. (Singapore)	23
1,800	Nitori Holdings Co. Ltd. (Japan)	322
20	Samse SA (France)	5
3,598	Turners Automotive Group Ltd. (New Zealand)	10
25,100	Yamada Denki Co. Ltd. (Japan)	125
		978
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.0%
19,900	Canon Inc. (Japan)	473
5,130	Doro AB (Sweden)*	36
4,336	Logitech International SA (Switzerland)	483
5,589	Samsung Electronics Co Ltd. (South Korea)	407
		1,399
TEXTILES, APPAREL & LUXURY GOODS—0.3%
467	Marimekko OYJ (Finland)	28
6,810	New Wave Group AB (Sweden)*	73
1,472	Ratti SpA (Italy)*	7
600	Rhythm Watch Co. Ltd. (Japan)	5
		113
TOBACCO—0.5%
3,050	Swedish Match AB (Sweden)	250
TRADING COMPANIES & DISTRIBUTORS—0.7%
1,081	Bunzl plc (United Kingdom)	35
1,777	Cervus Equipment Corp. (Canada)	24
COMMON STOCKS—Continued
Shares		Value
TRADING COMPANIES & DISTRIBUTORS—Continued
1,013	Ferguson plc (Jersey)	$ 128
38,601	Ferreycorp SAA (Peru)	19
1,626	Ferronordic AB (Sweden)	39
1,116	Jacquet Metals SA (France)	27
2,400	Parker Corp (Japan)	11
479	Rexel SA (France)	9
1,165	Sanistal AS (Denmark)*	14
4,007	TIM SA (Poland)	30
		336
TRANSPORTATION INFRASTRUCTURE—0.0%
35,000	Qilu Expressway Co. Ltd. (China)	11
6,580	Stalexport Autostrady SA (Poland)	6
		17
WIRELESS TELECOMMUNICATION SERVICES—0.2%
3,400	KDDI Corp. (Japan)	103
500	Trilogy International Partners Inc. (Canada)*	—
		103
TOTAL COMMON STOCKS
(Cost $36,834)		44,266

PREFERRED STOCKS—3.4%
AUTOMOBILES—1.2%
6,114	Schaeffler AG (Germany)	55
1,892	Volkswagen AG (Germany)	493
		548
HOUSEHOLD DURABLES—1.2%
495	Einhell Germany AG (Germany)*	75
7,084	LG Electronics Inc. (South Korea)	468
9,700	Whirlpool SA (Brazil)*	15
		558
HOUSEHOLD PRODUCTS—0.8%
3,430	Henkel AG & Co. KGaA (Germany)	394
MACHINERY—0.2%
220	Jungheinrich AG (Germany)	11
173	KSB SE & Co KGaA (Germany)	67
		78
TOTAL PREFERRED STOCKS
(Cost $1,146)		1,578
TOTAL INVESTMENTS—98.6%
(Cost $37,980)		45,844
CASH AND OTHER ASSETS, LESS LIABILITIES—1.4%		662
TOTAL NET ASSETS—100.0%		$46,506

Harbor Overseas Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
State Street Bank and Trust Co.	$ 5	JPY 552	05/06/2021	$—

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Africa	$ 2	$ 216	$—	$ 218
Europe	1,510	26,108	—	27,618
Latin America	372	—	—	372
Middle East/Central Asia	58	622	—	680
North America	1,256	—	—	1,256
Pacific Basin	693	13,429	—	14,122
Preferred Stocks
Europe	—	1,095	—	1,095
Latin America	15	—	—	15
Pacific Basin	—	468	—	468
Total Investments in Securities	$3,906	$41,938	$—	$45,844
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2021.
Valuation Description	Beginning Balance as of 11/01/2020 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 4/30/2021 (000s)	Unrealized Gain/ Loss as of 04/30/2021 (000s)
Preferred Stocks	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

*	Non-income producing security
1	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.

Harbor International & Global Funds
StatementS of Assets and Liabilities—April 30, 2021 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund	Harbor Focused International Fund	Harbor Global Leaders Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Overseas Fund
ASSETS
Investments, at identified cost	$ 887,520	$34,883	$36,416	$ 92,080	$3,804,389	$501,161	$40,548	$37,980
Investments, at value (Including securities loaned of $5,850, $0, $0, $0, $36,604, $0, $777 and $0)	$1,129,771	$47,033	$46,127	$132,389	$4,777,389	$818,107	$49,237	$45,844
Cash	14,526	1,304	2,077	2,432	25,211	22,245	1,948	412
Foreign currency, at value (cost: $2,573, $5, $19, $0, $18,147, $2, $158 and $0)	2,558	5	19	—	18,106	2	158	—
Receivables for:
Investments sold	1,310	—	907	—	5,550	—	126	320
Capital shares sold	586	415	—	134	2,246	614	46	22
Dividends	4,053	78	60	82	22,514	1,076	229	181
Securities lending income	—	—	—	—	15	—	—	—
Purchase options, at value (cost: $0, $0, $0, $0, $0, $0, $0 and $0)	17	—	—	—	36	—	—	—
Withholding tax	754	—	28	4	4,206	324	52	65
Prepaid registration fees	29	28	22	29	20	20	26	24
Prepaid fund insurance	5	—	—	1	22	5	—	—
Other assets	241	62	16	14	5,291	141	21	26
Total Assets	1,153,850	48,925	49,256	135,085	4,860,606	842,534	51,843	46,894
LIABILITIES
Payables for:
Due to custodian	—	—	—	—	—	—	—	283
Investments purchased	2,973	—	2,115	406	13,299	1,014	192	31
Foreign currency spot contracts	8	—	3	—	13	1	—	—
Capital shares reacquired	7,015	59	—	95	4,265	69	—	—
Collateral for securities loaned	4,419	—	—	—	16,476	—	846	—
Accrued expenses:
Tax compliance fee payable (see Note 2)	—	—	—	—	39,400	—	—	—
Management fees	694	34	29	77	2,960	521	35	28
12b-1 fees	4	1	—	5	84	3	—	—
Transfer agent fees	35	3	2	10	336	55	2	3
Trustees' fees and expenses	54	7	1	9	4,488	101	4	1
Other	1,170	251	100	25	2,508	1,375	42	42
Total Liabilities	16,372	355	2,250	627	83,829	3,139	1,121	388
NET ASSETS	$1,137,478	$48,570	$47,006	$134,458	$4,776,777	$839,395	$50,722	$46,506
Net Assets Consist of:
Paid-in capital	$ 913,330	$31,457	$36,484	$ 85,038	$4,363,880	$480,496	$41,199	$37,214
Total distributable earnings/(loss)	224,148	17,113	10,522	49,420	412,897	358,899	9,523	9,292
	$1,137,478	$48,570	$47,006	$134,458	$4,776,777	$839,395	$50,722	$46,506

The accompanying notes are an integral part of the Financial Statements.

	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund	Harbor Focused International Fund	Harbor Global Leaders Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Overseas Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$803,837	$24,265	$22,900	$25,778	$1,013,339	$154,208	$ 9,953	$18,338
Shares of beneficial interest[1]	59,095	2,116	1,696	688	21,391	6,706	621	1,377
Net asset value per share[2]	$ 13.60	$ 11.47	$ 13.50	$ 37.45	$ 47.37	$ 23.00	$ 16.03	$ 13.31
Institutional Class
Net assets	$315,818	$18,504	$24,033	$82,555	$3,359,912	$670,123	$39,248	$28,094
Shares of beneficial interest[1]	23,210	1,610	1,781	2,211	70,651	29,170	2,448	2,111
Net asset value per share[2]	$ 13.61	$ 11.49	$ 13.50	$ 37.34	$ 47.56	$ 22.97	$ 16.03	$ 13.31
Administrative Class
Net assets	$ 8,514	$ 21	N/A	$ 2,056	$ 16,640	$ 720	$ 502	N/A
Shares of beneficial interest[1]	627	2	N/A	57	347	31	31	N/A
Net asset value per share[2]	$ 13.57	$ 11.81	N/A	$ 36.45	$ 47.92	$ 22.93	$ 16.00	N/A
Investor Class
Net assets	$ 9,309	$ 5,780	$ 73	$24,069	$ 386,886	$ 14,344	$ 1,019	$ 74
Shares of beneficial interest[1]	689	505	5	672	8,216	629	64	6
Net asset value per share[2]	$ 13.51	$ 11.43	$ 13.45	$ 35.82	$ 47.09	$ 22.82	$ 16.00	$ 13.28

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

Harbor International & Global Funds
StatementS of Operations—Period Ended April 30, 2021 (Unaudited)

(All amounts in thousands)
	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund	Harbor Focused International Fund	Harbor Global Leaders Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Overseas Fund
Investment Income
Dividends	$ 12,262	$ 490	$ 263	$ 342	$ 55,389	$ 3,137	$ 566	$ 638
Interest	2	—	1	1	375	5	—	—
Net securities lending income	12	—	—	—	111	—	—	—
Foreign taxes withheld	(1,129)	(61)	(38)	(14)	(4,757)	(381)	(46)	(69)
Total Investment Income	11,147	429	226	329	51,118	2,761	520	569
Operating Expenses
Management fees	3,860	197	172	511	17,301	3,300	180	131
12b-1 fees:
Administrative Class	10	—	N/A	3	22	1	—	N/A
Investor Class	11	6	—	29	470	36	1	—
Shareholder communications	7	17	3	5	111	10	3	5
Custodian fees	285	98	17	18	449	106	24	40
Transfer agent fees:
Retirement Class	71	2	2	2	100	16	1	2
Institutional Class	152	9	12	44	1,609	344	17	9
Administrative Class	4	—	N/A	1	9	—	—	N/A
Investor Class	9	5	—	26	407	32	1	—
Professional fees	44	13	3	7	138	25	6	11
Trustees' fees and expenses	17	1	1	3	80	15	1	1
Registration fees	31	28	21	30	59	35	29	22
Miscellaneous	10	5	5	5	30	9	4	4
Total expenses	4,511	381	236	684	20,785	3,929	267	225
Management fees waived	(91)	—	—	(34)	—	—	—	—
Transfer agent fees waived	(41)	(2)	(2)	(6)	(183)	(34)	(2)	(1)
Other expenses reimbursed	(610)	(157)	(47)	(21)	(2,529)	(166)	(63)	(82)
Net expenses	3,769	222	187	623	18,073	3,729	202	142
Net Investment Income/(Loss)	7,378	207	39	(294)	33,045	(968)	318	427
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments(net of foreign capital gains tax: $0, $100, $0, $0, $0, $227, $0 and $0)	29,880	5,210	886	10,024	126,526	56,862	2,800	1,875
Foreign currency transactions	(133)	(12)	(10)	6	1,173	(189)	4	410
Purchased options	28	—	—	—	201	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments(net of foreign capital gains tax accrual: $666, $188, $81, $0, $0, $1,175, $0 and $0)	238,420	10,465	4,766	12,916	1,032,462	117,353	10,800	6,800
Purchased options	1,283	—	—	—	11,673	—	—	—
Forwards currency contracts	—	—	—	1	—	—	—	—
Translations of assets and liabilities in foreign currencies	(6)	5	(2)	—	(836)	21	10	(1)
Net gain/(loss) on investment transactions	269,472	15,668	5,640	22,947	1,171,199	174,047	13,614	9,084
Net Increase/(Decrease) in Net Assets Resulting from Operations	$276,850	$15,875	$5,679	$22,653	$1,204,244	$173,079	$13,932	$9,511
The accompanying notes are an integral part of the Financial Statements.

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Harbor International & Global Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Focused International Fund
	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 7,378	$ 10,169	$ 207	$ 978	$ 39	$ 144
Net realized gain/(loss) on investments	29,775	(27,922)	5,198	13,644	876	461
Change in net unrealized appreciation/(depreciation) of investments	239,697	(20,746)	10,470	(8,081)	4,764	3,063
Net increase/(decrease) in assets resulting from operations	276,850	(38,499)	15,875	6,541	5,679	3,668
Distributions to Shareholders
Retirement Class	(6,946)	(11,421)	(5,910)	(746)	(307)	(88)
Institutional Class	(2,843)	(5,596)	(4,057)	(710)	(307)	(83)
Administrative Class	(61)	(134)	(6)	—	N/A	N/A
Investor Class	(54)	(171)	(1,342)	(6)	—	—
Total distributions to shareholders	(9,904)	(17,322)	(11,315)	(1,462)	(614)	(171)
Net Increase/(Decrease) Derived from Capital Share Transactions	76,519	76,764	(5,516)	(55,020)	3,934	6,947
Net increase/(decrease) in net assets	343,465	20,943	(956)	(49,941)	8,999	10,444
Net Assets
Beginning of period	794,013	773,070	49,526	99,467	38,007	27,563
End of period	$1,137,478	$794,013	$ 48,570	$ 49,526	$47,006	$38,007
The accompanying notes are an integral part of the Financial Statements.

Harbor Global Leaders Fund		Harbor International Fund		Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Overseas Fund
November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ (294)	$ (66)	$ 33,045	$ 115,585	$ (968)	$ 781	$ 318	$ 258	$ 427	$ 447
10,030	13,905	127,900	(79,825)	56,673	5,287	2,804	(1,227)	2,285	(438)
12,917	7,804	1,043,299	(238,021)	117,374	118,503	10,810	(2,237)	6,799	104
22,653	21,643	1,204,244	(202,261)	173,079	124,571	13,932	(3,206)	9,511	113

(1,703)	(750)	(11,372)	(41,892)	(1,144)	(2,810)	(83)	(453)	(229)	(345)
(6,506)	(4,438)	(33,787)	(117,395)	(4,239)	(7,466)	(375)	(724)	(209)	(333)
(169)	(108)	(98)	(1,880)	(4)	(7)	(4)	(9)	N/A	N/A
(1,826)	(1,182)	(2,615)	(13,236)	(96)	(524)	(5)	(11)	(1)	(1)
(10,204)	(6,478)	(47,872)	(174,403)	(5,483)	(10,807)	(467)	(1,197)	(439)	(679)
3,254	(2,882)	(341,673)	(1,356,901)	(124,907)	90,510	5,285	(9,575)	10,383	1,365
15,703	12,283	814,699	(1,733,565)	42,689	204,274	18,750	(13,978)	19,455	799

118,755	106,472	3,962,078	5,695,643	796,706	592,432	31,972	45,950	27,051	26,252
$134,458	$118,755	$4,776,777	$ 3,962,078	$ 839,395	$796,706	$50,722	$ 31,972	$46,506	$27,051

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Focused International Fund
	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$ 190,974	$ 166,286	$ 672	$ 4,762	$2,278	$2,612
Reinvested distributions	6,749	11,169	5,910	746	306	89
Cost of shares reacquired	(106,774)	(108,051)	(13,937)	(26,083)	(36)	(109)
Net increase/(decrease) in net assets	$ 90,949	$ 69,404	$ (7,355)	$(20,575)	$2,548	$2,592
Institutional Class
Net proceeds from sale of shares	$ 107,629	$ 58,607	$ 5,244	$ 22,713	$1,232	$4,606
Reinvested distributions	2,530	5,290	4,057	703	261	83
Cost of shares reacquired	(124,476)	(55,658)	(8,376)	(62,021)	(137)	(337)
Cost of shares reacquired through in-kind redemption	—	—	—	—	—	—
Net increase/(decrease) in net assets	$ (14,317)	$ 8,239	$ 925	$(38,605)	$1,356	$4,352
Administrative Class
Net proceeds from sale of shares	$ 329	$ 1,450	$ 2	$ 17	N/A	N/A
Reinvested distributions	61	134	6	—	N/A	N/A
Cost of shares reacquired	(450)	(1,447)	(11)	(1)	N/A	N/A
Net increase/(decrease) in net assets	$ (60)	$ 137	$ (3)	$ 16	N/A	N/A
Investor Class
Net proceeds from sale of shares	$ 343	$ 1,427	$ 1,743	$ 5,465	$ 30	$ 14
Reinvested distributions	54	171	1,342	6	—	—
Cost of shares reacquired	(450)	(2,614)	(2,168)	(1,327)	—	(11)
Net increase/(decrease) in net assets	$ (53)	$ (1,016)	$ 917	$ 4,144	$ 30	$ 3
The accompanying notes are an integral part of the Financial Statements.

Harbor Global Leaders Fund		Harbor International Fund		Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Overseas Fund
November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 6,054	$ 5,614	$ 45,177	$ 135,529	$ 5,890	$ 11,059	$2,840	$ 4,323	$ 35	$ 799
1,611	750	11,027	40,800	1,057	2,567	40	453	229	345
(1,625)	(2,238)	(166,455)	(508,810)	(47,912)	(19,502)	(844)	(16,747)	(98)	(143)
$ 6,040	$ 4,126	$(110,251)	$ (332,481)	$ (40,965)	$ (5,876)	$2,036	$(11,971)	$ 166	$1,001

$ 15,572	$ 55,015	$ 156,906	$ 549,667	$ 81,802	$ 244,495	$2,650	$ 2,135	$10,040	$ 229
6,354	4,295	31,191	108,612	3,097	6,488	335	639	209	333
(25,568)	(65,489)	(383,796)	(1,217,444)	(142,986)	(147,966)	(190)	(404)	(58)	(203)
—	—	—	(257,053)	—	—	—	—	—	—
$ (3,642)	$ (6,179)	$(195,699)	$ (816,218)	$ (58,087)	$ 103,017	$2,795	$ 2,370	$10,191	$ 359

$ 149	$ 1,519	$ 883	$ 3,498	$ 306	$ 170	$ 23	$ —	N/A	N/A
169	108	96	1,870	4	6	4	10	N/A	N/A
(538)	(2,774)	(4,778)	(59,746)	(210)	(128)	—	—	N/A	N/A
$ (220)	$ (1,147)	$ (3,799)	$ (54,378)	$ 100	$ 48	$ 27	$ 10	N/A	N/A

$ 2,244	$ 7,868	$ 13,820	$ 20,346	$ 2,805	$ 3,835	$ 474	$ 55	$ 27	$ 10
1,826	1,182	2,583	13,114	96	523	5	11	1	1
(2,994)	(8,732)	(48,327)	(187,283)	(28,856)	(11,037)	(52)	(50)	(2)	(6)
$ 1,076	$ 318	$ (31,924)	$ (153,823)	$ (25,955)	$ (6,679)	$ 427	$ 16	$ 26	$ 5

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Focused International Fund
	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)
SHARES
Retirement Class
Shares sold	14,876	17,039	59	481	174	234
Shares issued due to reinvestment of distributions	544	966	565	65	23	8
Shares reacquired	(8,347)	(10,692)	(1,164)	(2,346)	(3)	(11)
Net increase/(decrease) in shares outstanding	7,073	7,313	(540)	(1,800)	194	231
Institutional Class
Shares sold	8,353	6,153	470	2,555	92	419
Shares issued due to reinvestment of distributions	204	457	387	62	20	7
Shares reacquired	(9,461)	(5,585)	(717)	(5,680)	(10)	(31)
Shares reacquired through in-kind redemption	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	(904)	1,025	140	(3,063)	102	395
Administrative Class
Shares sold	26	156	—	—	N/A	N/A
Shares issued due to reinvestment of distributions	5	11	1	—	N/A	N/A
Shares reacquired	(35)	(147)	(1)	—	N/A	N/A
Net increase/(decrease) in shares outstanding	(4)	20	—	—	N/A	N/A
Investor Class
Shares sold	27	150	155	494	2	1
Shares issued due to reinvestment of distributions	4	15	128	—	—	—
Shares reacquired	(34)	(296)	(198)	(121)	—	(1)
Net increase/(decrease) in shares outstanding	(3)	(131)	85	373	2	—
The accompanying notes are an integral part of the Financial Statements.

Harbor Global Leaders Fund		Harbor International Fund		Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Overseas Fund
November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

165	174	1,006	4,230	265	663	189	359	3	75
45	24	252	1,021	48	151	3	35	19	33
(44)	(73)	(3,739)	(14,706)	(2,151)	(1,146)	(57)	(1,462)	(8)	(14)
166	125	(2,481)	(9,455)	(1,838)	(332)	135	(1,068)	14	94

425	1,894	3,512	15,423	3,616	14,511	176	183	789	22
178	140	711	2,706	140	383	24	49	18	31
(703)	(2,079)	(8,643)	(33,390)	(6,042)	(9,143)	(13)	(34)	(4)	(19)
—	—	—	(7,166)	—	—	—	—	—	—
(100)	(45)	(4,420)	(22,427)	(2,286)	5,751	187	198	803	34

4	49	20	95	14	10	2	—	N/A	N/A
5	3	2	46	—	—	—	1	N/A	N/A
(15)	(91)	(105)	(1,519)	(9)	(8)	—	—	N/A	N/A
(6)	(39)	(83)	(1,378)	5	2	2	1	N/A	N/A

64	268	311	573	131	238	32	5	2	1
53	40	59	329	4	31	—	1	—	—
(85)	(298)	(1,091)	(5,167)	(1,237)	(678)	(3)	(5)	—	—
32	10	(721)	(4,265)	(1,102)	(409)	29	1	2	1

Harbor International & Global Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 10.25	$ 11.17	$ 10.41	$ 11.79	$ 9.77	$ 9.21
Income from Investment Operations
Net investment income/(loss)[a,e]	0.09	0.14	0.26	0.21	0.14	0.06
Net realized and unrealized gain/(loss) on investments	3.39	(0.81)	0.92	(1.19)	2.01	0.50
Total from investment operations	3.48	(0.67)	1.18	(0.98)	2.15	0.56
Less Distributions
Dividends from net investment income	(0.13)	(0.25)	(0.13)	(0.12)	(0.13)	—
Distributions from net realized capital gains	—	—	(0.29)	(0.28)	—	—
Total distributions	(0.13)	(0.25)	(0.42)	(0.40)	(0.13)	—
Net asset value end of period	13.60	10.25	11.17	10.41	11.79	9.77
Net assets end of period (000s)	$803,837	$533,318	$499,288	$420,056	$92,442	$1,786
Ratios and Supplemental Data (%)
Total return[b]	34.05% [c]	(6.25)%	11.99%	(8.55)%	22.35%	6.08% [c]
Ratio of total expenses to average net assets^	0.85 [d]	0.85	0.87	0.90	0.99	1.17 [d]
Ratio of net expenses to average net assets[a]	0.70 [d]	0.70	0.68	0.74	0.77	0.80 [d]
Ratio of net investment income/(loss) to average net assets[a]	1.48 [d]	1.32	2.42	1.87	1.27	0.97 [d]
Portfolio turnover	16 [c]	25	22	42	46	68 [c]

	Administrative Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016 [g]
	(Unaudited)
Net asset value beginning of period	$ 10.22	$ 11.14	$ 10.39	$ 11.76	$ 9.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.07	0.10	0.22	0.22	0.14	0.13
Net realized and unrealized gain/(loss) on investments	3.37	(0.80)	0.92	(1.22)	1.97	(0.38)
Total from investment operations	3.44	(0.70)	1.14	(1.00)	2.11	(0.25)
Less Distributions
Dividends from net investment income	(0.09)	(0.22)	(0.10)	(0.09)	(0.10)	— *
Distributions from net realized capital gains	—	—	(0.29)	(0.28)	—	—
Total distributions	(0.09)	(0.22)	(0.39)	(0.37)	(0.10)	— *
Net asset value end of period	13.57	10.22	11.14	10.39	11.76	9.75
Net assets end of period (000s)	$ 8,514	$ 6,446	$ 6,800	$ 5,734	$ 310	$ 246
Ratios and Supplemental Data (%)
Total return[b]	33.78% [c]	(6.54)%	11.58%	(8.76)%	21.91%	(2.49)% [c]
Ratio of total expenses to average net assets^	1.18 [d]	1.18	1.20	1.23	1.32	1.46 [d]
Ratio of net expenses to average net assets[a]	1.03 [d]	1.03	1.01	1.06	1.10	1.10 [d]
Ratio of net investment income/(loss) to average net assets[a]	1.09 [d]	0.99	2.06	1.96	1.29	1.39 [d]
Portfolio turnover	16 [c]	25	22	42	46	68 [c]
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016 [g]
(Unaudited)
$ 10.25	$ 11.17	$ 10.41	$ 11.79	$ 9.77	$ 10.00

0.08	0.13	0.25	0.20	0.17	0.20
3.40	(0.81)	0.92	(1.18)	1.98	(0.42)
3.48	(0.68)	1.17	(0.98)	2.15	(0.22)

(0.12)	(0.24)	(0.12)	(0.12)	(0.13)	(0.01)
—	—	(0.29)	(0.28)	—	—
(0.12)	(0.24)	(0.41)	(0.40)	(0.13)	(0.01)
13.61	10.25	11.17	10.41	11.79	9.77
$315,818	$247,212	$257,860	$238,470	$225,473	$150,263

34.05% [c]	(6.33)%	11.90%	(8.62)%	22.29%	(2.25)% [c]
0.93 [d]	0.93	0.95	0.98	1.07	1.22 [d]
0.78 [d]	0.78	0.76	0.82	0.85	0.85 [d]
1.35 [d]	1.25	2.34	1.72	1.59	2.13 [d]
16 [c]	25	22	42	46	68 [c]

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016 [g]
(Unaudited)
$ 10.17	$ 11.08	$ 10.33	$ 11.71	$ 9.74	$ 10.00

0.06	0.09	0.21	0.15	0.14	0.12
3.36	(0.80)	0.91	(1.17)	1.96	(0.38)
3.42	(0.71)	1.12	(1.02)	2.10	(0.26)

(0.08)	(0.20)	(0.08)	(0.08)	(0.13)	—
—	—	(0.29)	(0.28)	—	—
(0.08)	(0.20)	(0.37)	(0.36)	(0.13)	—
13.51	10.17	11.08	10.33	11.71	9.74
$ 9,309	$ 7,037	$ 9,122	$ 5,456	$ 5,195	$ 329

33.68% [c]	(6.58)%	11.43%	(8.93)%	21.82%	(2.60)% [c]
1.29 [d]	1.30	1.32	1.35	1.44	1.59 [d]
1.15 [d]	1.15	1.13	1.19	1.22	1.22 [d]
0.99 [d]	0.86	1.99	1.34	1.31	1.28 [d]
16 [c]	25	22	42	46	68 [c]

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR EMERGING MARKETS EQUITY FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020 [n]	2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 10.89	$ 11.01	$ 9.57	$ 10.83	$ 8.59	$ 6.90
Income from Investment Operations
Net investment income/(loss)[a,e]	0.03	0.07	0.21	0.12	0.13	0.05
Net realized and unrealized gain/(loss) on investments	3.95	(0.02)	1.32	(1.27)	2.21	1.64
Total from investment operations	3.98	0.05	1.53	(1.15)	2.34	1.69
Less Distributions
Dividends from net investment income	(0.13)	(0.17)	(0.09)	(0.11)	(0.10)	—
Distributions from net realized capital gains	(3.27)	—	—	—	—	—
Total distributions	(3.40)	(0.17)	(0.09)	(0.11)	(0.10)	—
Net asset value end of period	11.47	10.89	11.01	9.57	10.83	8.59
Net assets end of period (000s)	$24,265	$28,935	$49,052	$12,146	$4,232	$1,335
Ratios and Supplemental Data (%)
Total return[b]	39.53% [c]	0.36%	16.21%	(10.71)%	27.62%	24.49% [c]
Ratio of total expenses to average net assets^	1.57 [d]	1.25	1.22	1.26	1.35	1.45 [d]
Ratio of net expenses to average net assets[a]	0.88 [d]	0.93	1.02	1.07	1.08	1.10 [d]
Ratio of net investment income/(loss) to average net assets[a]	0.51 [d]	0.63	2.05	1.16	1.32	0.95 [d]
Portfolio turnover	22 [c]	122	53	56	59	49 [c]

	Administrative Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020 [n]	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	$ 11.15	$ 11.14	$ 9.55	$ 10.80	$ 8.58	$ 7.87
Income from Investment Operations
Net investment income/(loss)[a,e]	0.02	(0.01)	0.02	0.08	0.08	0.05
Net realized and unrealized gain/(loss) on investments	4.02	0.02	1.62	(1.25)	2.22	0.71
Total from investment operations	4.04	0.01	1.64	(1.17)	2.30	0.76
Less Distributions
Dividends from net investment income	(0.11)	—	(0.05)	(0.08)	(0.08)	(0.05)
Distributions from net realized capital gains	(3.27)	—	—	—	—	—
Total distributions	(3.38)	—	(0.05)	(0.08)	(0.08)	(0.05)
Net asset value end of period	11.81	11.15	11.14	9.55	10.80	8.58
Net assets end of period (000s)	$ 21	$ 21	$ 5	$ 249	$ 275	$ 217
Ratios and Supplemental Data (%)
Total return[b]	39.09% [c]	0.09%	17.30%	(10.91)%	27.04%	9.81%
Ratio of total expenses to average net assets^	1.90 [d]	1.56	1.54	1.59	1.68	1.74
Ratio of net expenses to average net assets[a]	1.21 [d]	1.25	1.40	1.40	1.40	1.40
Ratio of net investment income/(loss) to average net assets[a]	0.28 [d]	(0.12)	0.16	0.77	0.85	0.69
Portfolio turnover	22 [c]	122	53	56	59	49
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020 [n]	2019	2018	2017	2016
(Unaudited)
$ 10.89	$ 11.01	$ 9.57	$ 10.83	$ 8.59	$ 7.89

0.03	0.08	0.12	0.14	0.11	0.07
3.93	(0.04)	1.41	(1.30)	2.22	0.71
3.96	0.04	1.53	(1.16)	2.33	0.78

(0.09)	(0.16)	(0.09)	(0.10)	(0.09)	(0.08)
(3.27)	—	—	—	—	—
(3.36)	(0.16)	(0.09)	(0.10)	(0.09)	(0.08)
11.49	10.89	11.01	9.57	10.83	8.59
$18,504	$16,009	$49,891	$58,271	$51,849	$36,390

39.37% [c]	0.28%	16.13%	(10.77)%	27.54%	9.99%
1.65 [d]	1.33	1.30	1.34	1.43	1.49
0.96 [d]	1.01	1.12	1.15	1.15	1.15
0.51 [d]	0.74	1.13	1.28	1.13	0.93
22 [c]	122	53	56	59	49

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020 [n]	2019	2018	2017	2016
(Unaudited)
$ 10.85	$ 10.96	$ 9.53	$ 10.78	$ 8.56	$ 7.85

— *	0.01	0.09	0.09	0.07	0.05
3.93	— *	1.39	(1.27)	2.22	0.70
3.93	0.01	1.48	(1.18)	2.29	0.75

(0.08)	(0.12)	(0.05)	(0.07)	(0.07)	(0.04)
(3.27)	—	—	—	—	—
(3.35)	(0.12)	(0.05)	(0.07)	(0.07)	(0.04)
11.43	10.85	10.96	9.53	10.78	8.56
$ 5,780	$ 4,561	$ 519	$ 614	$ 700	$ 482

39.08% [c]	0.00%	15.56%	(11.03)%	27.00%	9.69%
2.01 [d]	1.69	1.67	1.71	1.80	1.86
1.33 [d]	1.37	1.49	1.52	1.52	1.52
0.05 [d]	0.14	0.87	0.82	0.75	0.69
22 [c]	122	53	56	59	49

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR FOCUSED INTERNATIONAL FUND
	Retirement Class				Institutional Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,		6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019 [j]		2020	2019 [j]
	(Unaudited)			(Unaudited)
Net asset value beginning of period	$ 11.94	$ 10.78	$ 10.00	$ 11.93	$ 10.78	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.01	0.06	0.03	0.01	0.05	0.02
Net realized and unrealized gain/(loss) on investments	1.73	1.17	0.75	1.73	1.16	0.76
Total from investment operations	1.74	1.23	0.78	1.74	1.21	0.78
Less Distributions
Dividends from net investment income	(0.04)	(0.02)	—	(0.03)	(0.01)	—
Distributions from net realized capital gains	(0.14)	(0.05)	—	(0.14)	(0.05)	—
Total distributions	(0.18)	(0.07)	—	(0.17)	(0.06)	—
Net asset value end of period	13.50	11.94	10.78	13.50	11.93	10.78
Net assets end of period (000s)	$22,900	$17,928	$13,696	$24,033	$20,040	$13,833
Ratios and Supplemental Data (%)
Total return[b]	14.61% [c]	11.46%	7.80% [c]	14.55% [c]	11.40%	7.80% [c]
Ratio of total expenses to average net assets^	0.98 [d]	1.01	2.15 [d]	1.06 [d]	1.09	2.23 [d]
Ratio of net expenses to average net assets[a]	0.77 [d]	0.77	0.77 [d]	0.85 [d]	0.85	0.85 [d]
Ratio of net investment income/(loss) to average net assets[a]	0.21 [d]	0.50	0.60 [d]	0.13 [d]	0.41	0.52 [d]
Portfolio turnover	21 [c]	33	37 [c]	21 [c]	33	37 [c]
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019 [j]
(Unaudited)
$11.89	$10.76	$10.00

(0.01)	0.01	0.01
1.71	1.17	0.75
1.70	1.18	0.76

—	—	—
(0.14)	(0.05)	—
(0.14)	(0.05)	—
13.45	11.89	10.76
$ 73	$ 39	$ 34

14.34% [c]	11.03%	7.60% [c]
1.43 [d]	1.46	2.60 [d]
1.22 [d]	1.22	1.22 [d]
(0.15) [d]	0.08	0.15 [d]
21 [c]	33	37 [c]

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR GLOBAL LEADERS FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017 [k]	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 33.89	$ 30.81	$ 25.52	$25.33	$20.29	$19.79
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.05)	0.02	0.13	0.02	0.08	(0.03)
Net realized and unrealized gain/(loss) on investments	6.44	4.89	5.76	2.40	4.96	0.53
Total from investment operations	6.39	4.91	5.89	2.42	5.04	0.50
Less Distributions
Dividends from net investment income	—	(0.09)	—	(0.03)	—	—
Distributions from net realized capital gains	(2.83)	(1.74)	(0.60)	(2.20)	—	—
Total distributions	(2.83)	(1.83)	(0.60)	(2.23)	—	—
Net asset value end of period	37.45	33.89	30.81	25.52	25.33	20.29
Net assets end of period (000s)	$25,778	$17,703	$12,245	$6,846	$4,376	$1,713
Ratios and Supplemental Data (%)
Total return[b]	19.24% [c]	16.56%	23.72%	10.01%	24.84%	2.53% [c]
Ratio of total expenses to average net assets^	0.87 [d]	0.90	0.92	0.96	1.13	1.00 [d]
Ratio of net expenses to average net assets[a]	0.78 [d]	0.78	0.80	0.82	0.83	0.85 [d]
Ratio of net investment income/(loss) to average net assets[a]	(0.28) [d]	0.07	0.46	0.09	0.32	(0.18) [d]
Portfolio turnover	22 [c]	55	47	20	123	76 [c]

	Administrative Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017 [k]	2016
	(Unaudited)
Net asset value beginning of period	$ 33.10	$ 30.15	$ 25.06	$24.97	$20.06	$21.65
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.11)	(0.08)	0.06	(0.05)	(0.04)	(0.05)
Net realized and unrealized gain/(loss) on investments	6.29	4.77	5.63	2.34	4.95	(0.82)
Total from investment operations	6.18	4.69	5.69	2.29	4.91	(0.87)
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains	(2.83)	(1.74)	(0.60)	(2.20)	—	(0.72)
Total distributions	(2.83)	(1.74)	(0.60)	(2.20)	—	(0.72)
Net asset value end of period	36.45	33.10	30.15	25.06	24.97	20.06
Net assets end of period (000s)	$ 2,056	$ 2,067	$ 3,050	$1,111	$1,204	$1,253
Ratios and Supplemental Data (%)
Total return[b]	19.05% [c]	16.13%	23.35%	9.61%	24.48%	(4.17)%
Ratio of total expenses to average net assets^	1.20 [d]	1.23	1.25	1.29	1.46	1.29
Ratio of net expenses to average net assets[a]	1.11 [d]	1.11	1.13	1.15	1.15	1.15
Ratio of net investment income/(loss) to average net assets[a]	(0.63) [d]	(0.25)	0.22	(0.21)	(0.13)	(0.23)
Portfolio turnover	22 [c]	55	47	20	123	76
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017 [k]	2016
(Unaudited)
$ 33.80	$ 30.75	$ 25.49	$ 25.31	$ 20.29	$ 21.83

(0.07)	— *	0.11	0.01	0.03	0.01
6.44	4.86	5.75	2.38	4.99	(0.83)
6.37	4.86	5.86	2.39	5.02	(0.82)

—	(0.07)	—	(0.01)	—	—
(2.83)	(1.74)	(0.60)	(2.20)	—	(0.72)
(2.83)	(1.81)	(0.60)	(2.21)	—	(0.72)
37.34	33.80	30.75	25.49	25.31	20.29
$82,555	$78,120	$72,429	$33,574	$29,034	$25,471

19.20% [c]	16.46%	23.63%	9.90%	24.74%	(3.90)%
0.95 [d]	0.98	1.00	1.04	1.21	1.04
0.86 [d]	0.86	0.88	0.90	0.90	0.90
(0.38) [d]	0.01	0.37	0.03	0.14	0.04
22 [c]	55	47	20	123	76

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017 [k]	2016
(Unaudited)
$ 32.59	$ 29.74	$ 24.76	$ 24.72	$ 19.89	$ 21.49

(0.13)	(0.11)	(0.01)	(0.09)	(0.06)	(0.07)
6.19	4.70	5.59	2.33	4.89	(0.81)
6.06	4.59	5.58	2.24	4.83	(0.88)

—	—	—	—	—	—
(2.83)	(1.74)	(0.60)	(2.20)	—	(0.72)
(2.83)	(1.74)	(0.60)	(2.20)	—	(0.72)
35.82	32.59	29.74	24.76	24.72	19.89
$24,069	$20,865	$18,748	$12,416	$11,364	$10,659

18.98% [c]	16.01%	23.18%	9.50%	24.28%	(4.25)%
1.32 [d]	1.35	1.37	1.41	1.58	1.41
1.23 [d]	1.23	1.25	1.27	1.27	1.27
(0.74) [d]	(0.35)	(0.03)	(0.35)	(0.25)	(0.35)
22 [c]	55	47	20	123	76

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019 [i]	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 36.52	$ 39.00	$ 58.31	$ 69.91	$ 60.32	$ 57.14
Income from Investment Operations
Net investment income/(loss)[a,e]	0.33	0.91	0.91	1.21	0.94	0.68
Net realized and unrealized gain/(loss) on investments	11.02	(2.10)	1.62	(8.51)	9.85	2.50
Total from investment operations	11.35	(1.19)	2.53	(7.30)	10.79	3.18
Less Distributions
Dividends from net investment income	(0.50)	(1.29)	(0.97)	(1.30)	(1.20)	—
Distributions from net realized capital gains	—	—	(20.87)	(3.00)	—	—
Total distributions	(0.50)	(1.29)	(21.84)	(4.30)	(1.20)	—
Net asset value end of period	47.37	36.52	39.00	58.31	69.91	60.32
Net assets end of period (000s)	$1,013,339	$871,743	$1,299,776	$2,703,360	$2,657,442	$739,842
Ratios and Supplemental Data (%)
Total return[b]	31.18% [c]	(3.35)%	10.29%	(11.24)%	18.30%	5.57% [c]
Ratio of total expenses to average net assets^	0.81 [d]	1.61 [o]	0.80	0.74	0.74	0.74 [d]
Ratio of net expenses to average net assets[a]	0.69 [d]	1.49 [o]	0.67	0.64	0.73	0.72 [d]
Ratio of net expenses to average net assets excluding tax compliance fee[a]	0.69 [d]	0.69	0.67	0.64	0.73	0.72 [d]
Ratio of net investment income/(loss) to average net assets[a]	1.49 [d]	2.52 [o]	2.33	1.80	1.42	1.68 [d]
Portfolio turnover	11 [c]	12	12	64	13	14 [c]

	Administrative Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019 [i]	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	$ 36.78	$ 39.26	$ 58.08	$ 69.57	$ 59.99	$ 65.32
Income from Investment Operations
Net investment income/(loss)[a,e]	0.25	0.47	0.76	0.88	0.79	0.79
Net realized and unrealized gain/(loss) on investments	11.13	(1.81)	1.70	(8.37)	9.77	(3.44)
Total from investment operations	11.38	(1.34)	2.46	(7.49)	10.56	(2.65)
Less Distributions
Dividends from net investment income	(0.24)	(1.14)	(0.41)	(1.00)	(0.98)	(0.91)
Distributions from net realized capital gains	—	—	(20.87)	(3.00)	—	(1.77)
Total distributions	(0.24)	(1.14)	(21.28)	(4.00)	(0.98)	(2.68)
Net asset value end of period	47.92	36.78	39.26	58.08	69.57	59.99
Net assets end of period (000s)	$ 16,640	$ 15,825	$ 70,981	$ 90,009	$ 398,584	$510,575
Ratios and Supplemental Data (%)
Total return[b]	30.98% [c]	(3.67)%	9.94%	(11.53)%	17.93%	(3.97)%
Ratio of total expenses to average net assets^	1.14 [d]	1.65 [o]	1.13	1.07	1.06	1.04
Ratio of net expenses to average net assets[a]	1.02 [d]	1.53 [o]	1.00	0.97	1.05	1.02
Ratio of net expenses to average net assets excluding tax compliance fee[a]	1.02 [d]	1.02	1.00	0.97	1.05	1.02
Ratio of net investment income/(loss) to average net assets[a]	1.13 [d]	1.25 [o]	1.94	1.30	1.22	1.33
Portfolio turnover	11 [c]	12	12	64	13	14
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019 [i]	2018	2017	2016
(Unaudited)
$ 36.64	$ 39.12	$ 58.31	$ 69.90	$ 60.30	$ 65.67

0.32	0.92	0.84	1.04	0.97	0.99
11.06	(2.15)	1.67	(8.39)	9.79	(3.51)
11.38	(1.23)	2.51	(7.35)	10.76	(2.52)

(0.46)	(1.25)	(0.83)	(1.24)	(1.16)	(1.08)
—	—	(20.87)	(3.00)	—	(1.77)
(0.46)	(1.25)	(21.70)	(4.24)	(1.16)	(2.85)
47.56	36.64	39.12	58.31	69.90	60.30
$3,359,912	$2,750,824	$3,814,616	$8,577,147	$27,401,853	$33,201,899

31.17% [c]	(3.43)%	10.18%	(11.31)%	18.24%	(3.74)%
0.89 [d]	1.76 [o]	0.88	0.82	0.81	0.79
0.77 [d]	1.64 [o]	0.75	0.72	0.80	0.77
0.77 [d]	0.77	0.75	0.72	0.80	0.77
1.44 [d]	2.52 [o]	2.11	1.53	1.51	1.66
11 [c]	12	12	64	13	14

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019 [i]	2018	2017	2016
(Unaudited)
$ 36.22	$ 38.65	$ 57.66	$ 69.14	$ 59.61	$ 64.86

0.23	0.75	0.70	0.81	0.72	0.73
10.94	(2.12)	1.65	(8.33)	9.71	(3.43)
11.17	(1.37)	2.35	(7.52)	10.43	(2.70)

(0.30)	(1.06)	(0.49)	(0.96)	(0.90)	(0.78)
—	—	(20.87)	(3.00)	—	(1.77)
(0.30)	(1.06)	(21.36)	(3.96)	(0.90)	(2.55)
47.09	36.22	38.65	57.66	69.14	59.61
$ 386,886	$ 323,686	$ 510,270	$ 895,711	$ 1,798,228	$ 2,188,360

30.90% [c]	(3.79)%	9.80%	(11.65)%	17.79%	(4.09)%
1.25 [d]	2.10 [o]	1.25	1.19	1.18	1.16
1.14 [d]	1.98 [o]	1.12	1.09	1.17	1.14
1.14 [d]	1.14	1.12	1.09	1.17	1.14
1.06 [d]	2.06 [o]	1.80	1.21	1.13	1.23
11 [c]	12	12	64	13	14

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL GROWTH FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 19.10	$ 16.14	$ 13.70	$ 15.71	$ 12.90	$11.76
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.02)	0.03	0.30	0.17	0.17	0.09
Net realized and unrealized gain/(loss) on investments	4.07	3.25	2.25	(1.99)	2.81	1.05
Total from investment operations	4.05	3.28	2.55	(1.82)	2.98	1.14
Less Distributions
Dividends from net investment income	(0.15)	(0.32)	(0.11)	(0.19)	(0.17)	—
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.15)	(0.32)	(0.11)	(0.19)	(0.17)	—
Net asset value end of period	23.00	19.10	16.14	13.70	15.71	12.90
Net assets end of period (000s)	$154,208	$163,202	$143,276	$93,815	$24,872	$2,360
Ratios and Supplemental Data (%)
Total return[b]	21.21% [c]	20.56%	18.81%	(11.74)%	23.52%	9.69% [c]
Ratio of total expenses to average net assets^	0.82 [d]	0.83	0.83	0.81	0.84	0.86 [d]
Ratio of net expenses to average net assets[a]	0.77 [d]	0.77	0.77	0.77	0.77	0.80 [d]
Ratio of net investment income/(loss) to average net assets[a]	(0.19) [d]	0.19	2.01	1.07	1.19	1.06 [d]
Portfolio turnover	4 [c]	24	16	17	13	19 [c]

	Administrative Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	$ 19.05	$ 16.10	$ 13.66	$ 15.67	$ 12.87	$12.63
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.06)	(0.02)	0.22	0.08	0.09	0.16
Net realized and unrealized gain/(loss) on investments	4.05	3.24	2.28	(1.95)	2.84	0.12
Total from investment operations	3.99	3.22	2.50	(1.87)	2.93	0.28
Less Distributions
Dividends from net investment income	(0.11)	(0.27)	(0.06)	(0.14)	(0.13)	(0.04)
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.11)	(0.27)	(0.06)	(0.14)	(0.13)	(0.04)
Net asset value end of period	22.93	19.05	16.10	13.66	15.67	12.87
Net assets end of period (000s)	$ 720	$ 507	$ 390	$ 330	$ 466	$ 333
Ratios and Supplemental Data (%)
Total return[b]	20.95% [c]	20.17%	18.45%	(12.03)%	23.08%	2.21%
Ratio of total expenses to average net assets^	1.15 [d]	1.16	1.16	1.14	1.16	1.15
Ratio of net expenses to average net assets[a]	1.10 [d]	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income/(loss) to average net assets[a]	(0.52) [d]	(0.15)	1.50	0.51	0.66	1.25
Portfolio turnover	4 [c]	24	16	17	13	19
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
$ 19.08	$ 16.13	$ 13.69	$ 15.69	$ 12.89	$ 12.71

(0.03)	0.02	0.26	0.13	0.13	0.17
4.05	3.24	2.28	(1.95)	2.84	0.14
4.02	3.26	2.54	(1.82)	2.97	0.31

(0.13)	(0.31)	(0.10)	(0.18)	(0.17)	(0.13)
—	—	—	—	—	—
(0.13)	(0.31)	(0.10)	(0.18)	(0.17)	(0.13)
22.97	19.08	16.13	13.69	15.69	12.89
$670,123	$600,240	$414,528	$399,911	$362,035	$277,638

21.12% [c]	20.42%	18.73%	(11.75)%	23.38%	2.46%
0.90 [d]	0.91	0.91	0.89	0.91	0.90
0.85 [d]	0.85	0.85	0.85	0.85	0.85
(0.27) [d]	0.11	1.75	0.84	0.92	1.36
4 [c]	24	16	17	13	19

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
$ 18.93	$ 16.00	$ 13.58	$ 15.57	$ 12.79	$ 12.60

(0.08)	(0.04)	0.21	0.11	0.07	0.12
4.03	3.22	2.26	(1.98)	2.82	0.15
3.95	3.18	2.47	(1.87)	2.89	0.27

(0.06)	(0.25)	(0.05)	(0.12)	(0.11)	(0.08)
—	—	—	—	—	—
(0.06)	(0.25)	(0.05)	(0.12)	(0.11)	(0.08)
22.82	18.93	16.00	13.58	15.57	12.79
$ 14,344	$ 32,757	$ 34,238	$ 32,225	$ 14,913	$ 13,466

20.87% [c]	20.06%	18.29%	(12.12)%	22.89%	2.15%
1.26 [d]	1.28	1.28	1.26	1.28	1.27
1.22 [d]	1.22	1.22	1.22	1.22	1.22
(0.73) [d]	(0.27)	1.40	0.69	0.54	0.99
4 [c]	24	16	17	13	19

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL SMALL CAP FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019 [m]	2018	2017	2016 [h]
	(Unaudited)
Net asset value beginning of period	$11.37	$12.49	$ 12.38	$13.90	$10.77	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.12	0.07	0.24	0.17	0.08	0.06
Net realized and unrealized gain/(loss) on investments	4.71	(0.82)	0.35	(1.50)	3.18	0.71
Total from investment operations	4.83	(0.75)	0.59	(1.33)	3.26	0.77
Less Distributions
Dividends from net investment income	(0.17)	(0.37)	(0.10)	(0.09)	(0.13)	—
Distributions from net realized capital gains	—	—	(0.38)	(0.10)	—	—
Total distributions	(0.17)	(0.37)	(0.48)	(0.19)	(0.13)	—
Net asset value end of period	16.03	11.37	12.49	12.38	13.90	10.77
Net assets end of period (000s)	$9,953	$5,525	$19,408	$8,213	$7,671	$ 629
Ratios and Supplemental Data (%)
Total return[b]	42.75% [c]	(6.36)%	5.23%	(9.71)%	30.67%	7.70% [c]
Ratio of total expenses to average net assets^	1.18 [d]	1.37	1.24	1.07	1.35	2.50 [d]
Ratio of net expenses to average net assets[a]	0.88 [d]	0.88	0.88	0.87	0.87	0.90 [d]
Ratio of net investment income/(loss) to average net assets[a]	1.69 [d]	0.64	1.98	1.19	0.60	0.73 [d]
Portfolio turnover	22 [c]	39	178	53	44	35 [c]

	Administrative Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019 [m]	2018	2017	2016 [h]
	(Unaudited)
Net asset value beginning of period	$11.34	$12.46	$ 12.34	$ 13.87	$10.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.08	0.06	0.15	0.11	0.07	0.09
Net realized and unrealized gain/(loss) on investments	4.72	(0.85)	0.40	(1.49)	3.15	0.66
Total from investment operations	4.80	(0.79)	0.55	(1.38)	3.22	0.75
Less Distributions
Dividends from net investment income	(0.14)	(0.33)	(0.05)	(0.05)	(0.10)	—
Distributions from net realized capital gains	—	—	(0.38)	(0.10)	—	—
Total distributions	(0.14)	(0.33)	(0.43)	(0.15)	(0.10)	—
Net asset value end of period	16.00	11.34	12.46	12.34	13.87	10.75
Net assets end of period (000s)	$ 502	$ 333	$ 356	$ 309	$ 371	$ 263
Ratios and Supplemental Data (%)
Total return[b]	42.50% [c]	(6.65)%	4.90%	(10.06)%	30.25%	7.50% [c]
Ratio of total expenses to average net assets^	1.51 [d]	1.70	1.57	1.40	1.67	2.80 [d]
Ratio of net expenses to average net assets[a]	1.21 [d]	1.21	1.21	1.20	1.20	1.20 [d]
Ratio of net investment income/(loss) to average net assets[a]	1.17 [d]	0.49	1.25	0.76	0.59	1.16 [d]
Portfolio turnover	22 [c]	39	178	53	44	35 [c]
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019 [m]	2018	2017	2016 [h]
(Unaudited)
$ 11.37	$ 12.49	$ 12.37	$ 13.90	$ 10.77	$ 10.00

0.11	0.09	0.19	0.15	0.10	0.11
4.72	(0.86)	0.40	(1.50)	3.15	0.66
4.83	(0.77)	0.59	(1.35)	3.25	0.77

(0.17)	(0.35)	(0.09)	(0.08)	(0.12)	—
—	—	(0.38)	(0.10)	—	—
(0.17)	(0.35)	(0.47)	(0.18)	(0.12)	—
16.03	11.37	12.49	12.37	13.90	10.77
$39,248	$25,716	$25,758	$50,358	$38,818	$17,509

42.67% [c]	(6.48)%	5.25%	(9.83)%	30.59%	7.70% [c]
1.26 [d]	1.45	1.32	1.15	1.42	2.55 [d]
0.96 [d]	0.96	0.96	0.95	0.95	0.95 [d]
1.46 [d]	0.76	1.60	1.05	0.81	1.40 [d]
22 [c]	39	178	53	44	35 [c]

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019 [m]	2018	2017	2016 [h]
(Unaudited)
$ 11.34	$ 12.45	$ 12.34	$ 13.86	$ 10.74	$ 10.00

0.09	0.04	0.13	0.10	0.06	0.10
4.70	(0.84)	0.40	(1.48)	3.14	0.64
4.79	(0.80)	0.53	(1.38)	3.20	0.74

(0.13)	(0.31)	(0.04)	(0.04)	(0.08)	—
—	—	(0.38)	(0.10)	—	—
(0.13)	(0.31)	(0.42)	(0.14)	(0.08)	—
16.00	11.34	12.45	12.34	13.86	10.74
$ 1,019	$ 398	$ 428	$ 619	$ 540	$ 287

42.40% [c]	(6.76)%	4.70%	(10.08)%	30.10%	7.40% [c]
1.63 [d]	1.82	1.69	1.52	1.79	2.92 [d]
1.33 [d]	1.33	1.33	1.32	1.32	1.32 [d]
1.26 [d]	0.36	1.10	0.73	0.53	1.33 [d]
22 [c]	39	178	53	44	35 [c]

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR OVERSEAS FUND
	Retirement Class				Institutional Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,		6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019 [i]		2020	2019 [i]
	(Unaudited)			(Unaudited)
Net asset value beginning of period	$ 10.12	$ 10.31	$ 10.00	$ 10.11	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.14	0.17	0.24	0.16	0.17	0.24
Net realized and unrealized gain/(loss) on investments	3.22	(0.09)	0.07	3.20	(0.11)	0.07
Total from investment operations	3.36	0.08	0.31	3.36	0.06	0.31
Less Distributions
Dividends from net investment income	(0.17)	(0.27)	—	(0.16)	(0.26)	—
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.17)	(0.27)	—	(0.16)	(0.26)	—
Net asset value end of period	13.31	10.12	10.31	13.31	10.11	10.31
Net assets end of period (000s)	$18,338	$13,790	$13,090	$28,094	$13,226	$13,131
Ratios and Supplemental Data (%)
Total return[b]	33.40% [c]	0.64%	3.10% [c]	33.44% [c]	0.48%	3.10% [c]
Ratio of total expenses to average net assets^	1.25 [d]	1.35	1.79 [d]	1.33 [d]	1.43	1.87 [d]
Ratio of net expenses to average net assets[a]	0.77 [d]	0.77	0.77 [d]	0.85 [d]	0.85	0.85 [d]
Ratio of net investment income/(loss) to average net assets[a]	2.30 [d]	1.73	3.61 [d]	2.59 [d]	1.65	3.54 [d]
Portfolio turnover	48 [c]	80	73 [c]	48 [c]	80	73 [c]

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on average daily shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period November 2, 2015 (inception) through October 31, 2016
h	For the period February 1, 2016 (inception) through October 31, 2016
i	For the period March 1, 2019 (inception) through October 31, 2019
j	For the period June 1, 2019 (inception) through October 31, 2019
k	Effective March 1, 2017, the Board of Trustees appointed Sands Capital Management, LLC as subadviser to Harbor Global Leaders Fund.
l	Effective August 22, 2018, the Board of Trustees appointed Marathon Asset Management LLP as subadviser to Harbor International Fund.
m	Effective May 23, 2019, the Board of Trustees appointed Cedar Street Asset Management LLC as subadviser to Harbor International Small Cap Fund.
n	Effective September 23, 2020, the Board the Trustees appointed Marathon Asset Management LLP as subadviser to Harbor Emerging Markets Equity Fund.
o	The net investment income ratio includes dividends and interest income and related tax compliance fee and interest expense, from foreign tax reclaims and interest received by the Fund. The total and net expense ratios include the tax compliance fee and related interest expense due to this receipt of foreign tax reclaims and interest income by the Fund.
The accompanying notes are an integral part of the Financial Statements.

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019 [i]
(Unaudited)
$10.08	$10.28	$10.00

0.13	0.14	0.21
3.20	(0.11)	0.07
3.33	0.03	0.28

(0.13)	(0.23)	—
—	—	—
(0.13)	(0.23)	—
13.28	10.08	10.28
$ 74	$ 35	$ 31

33.16% [c]	0.14%	2.80% [c]
1.69 [d]	1.80	2.24 [d]
1.22 [d]	1.22	1.22 [d]
2.07 [d]	1.41	3.17 [d]
48 [c]	80	73 [c]

Harbor International & Global Funds
Notes to Financial Statements—April 30, 2021 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2021, the Trust consists of 36 separate portfolios. The portfolios covered by this report are: Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, Harbor Global Leaders Fund, Harbor International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, and Harbor Overseas Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities (except for premiums on certain callable debt securities that are amortized to the earliest call date) using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Expenses
Expenses are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2017–2019), including all positions expected to be taken upon filing the 2020 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
On August 24, 2020, Harbor International Fund received a payment, including interest, from a member country of the European Union based on foreign tax reclaims relating to amounts withheld on dividends received by the Fund during fiscal years October 31, 2009 through 2014. A portion of the foreign tax reclaims and interest received is due to the Internal Revenue Service (“IRS”), in the form of a tax compliance fee and that amount is based on the percentage of foreign tax credits previously passed through to the Fund’s shareholders in the years dividends were received by the Fund. The estimated amount due to the IRS, including interest, is included in tax compliance fee payable in the Fund’s Statement of Asset and Liabilities. The Fund is planning to enter into a closing agreement with the IRS and will remit the tax compliance fee and related interest once the closing agreement is finalized. The actual tax compliance and related interest due to the IRS may differ from the estimates upon the finalization of the closing agreement.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Foreign Currency Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Foreign currency contracts are marked-to-market daily and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. During the period, Harbor Emerging Markets Equity Fund and Harbor Overseas Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at period end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Rights and Warrants
Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are contracts that generally give the holder the right, but not the obligation, to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights and warrants are typically written by the issuer of the security underlying the right or warrant. Although some rights and warrants may be non-transferable, others may be traded over-the-counter or on an exchange.
A Fund may acquire rights or warrants in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. The value of a right or warrant may not necessarily change with the value of the underlying securities. When a Fund acquires rights or warrants, it runs the risk that it will lose its entire investment in the rights or warrants, unless the Fund exercises the right or warrant, acquires the underlying securities, or enters into a closing transaction before expiration. Rights and warrants cease to have value if they are not exercised prior to their expiration date. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for rights or other warrants that expire are treated as realized losses. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the rights or warrants.
Rights or warrants outstanding at the end of the period, if any, are disclosed at the end of each applicable Fund’s Portfolio of Investments and are included in “Purchased options” in the Statements of Assets and Liabilities. Realized gain/(loss) and unrealized appreciation/(depreciation) recognized during the period are included in “Purchased options” in the Statements of Operations.
During the period, Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor International Fund, Harbor International Small Cap Fund, and Harbor Overseas Fund held rights/warrants as a result of their investments in underlying securities.

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the period ended April 30, 2021 are as follows:
	Purchases (000s)	Sales (000s)
Harbor Diversified International All Cap Fund	$225,790	$155,308
Harbor Emerging Markets Equity Fund	9,885	27,961
Harbor Focused International Fund	13,767	9,189
Harbor Global Leaders Fund	30,117	49,715
Harbor International Fund	477,904	861,709
Harbor International Growth Fund	35,774	180,445
Harbor International Small Cap Fund	14,912	8,468
Harbor Overseas Fund	26,830	16,683
In-Kind Redemption Transactions
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, a Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such Fund-level gains and losses on in-kind redemptions are not taxable to shareholders. There were no in-kind redemptions from the Funds for the period ended April 30, 2021. For the year ended October 31, 2020, Harbor International Fund realized gains of $9,616,000 upon the disposition of portfolio securities in connection with in-kind redemptions of the Fund’s shares.
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Collateral may consist of cash and/or securities issued by the U.S. Treasury. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. Cash collateral is recognized as the gross liability for securities loaned in the Statements of Assets and Liabilities.  Non-cash collateral is not disclosed in the Funds' Statements of Assets and Liabilities as it is held by the Lending Agent on behalf of the Funds, and the Funds do not have the ability to rehypothecate those securities.  Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and a Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates.
In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, a Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statements of Operations and represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Lending Agent.
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
The following table shows the Funds that engaged in securities lending during the period and summarizes the value of equity securities loaned and related cash and non-cash collateral as of April 30, 2021.
	Value of Securities on Loan (000s)	Cash Collateral (000s)	Non-Cash Collateral (000s)
Harbor Diversified International All Cap Fund	$ 5,850	$ 4,419	$ 1,766
Harbor International Fund	36,604	16,476	22,302
Harbor International Growth Fund	—	—	—
Harbor International Small Cap Fund	777	846	—
Harbor Overseas Fund	—	—	—

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Diversified International All Cap Fund	0.75% [a]	0.73%
Harbor Emerging Markets Equity Fund	0.85	0.85
Harbor Focused International Fund	0.75	0.75
Harbor Global Leaders Fund	0.75 [b]	0.70
Harbor International Fund	0.75 [c]	0.75
Harbor International Growth Fund	0.75	0.75
Harbor International Small Cap Fund	0.85	0.85
Harbor Overseas Fund	0.75	0.75

a	For the period November 1, 2020 through April 30, 2021, the adviser voluntarily waived a portion of its management fee.
b	The Adviser has contractually agreed to waive 0.05% of its management fee through February 28, 2022.
c	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the period, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class[1]	Expense Limitation Agreement Expiration Date
Harbor Diversified International All Cap Fund	0.72%	0.80%	1.05%	1.16%	02/28/2022
Harbor Emerging Markets Equity Fund	0.88	0.96	1.21	1.32	02/28/2022
Harbor Focused International Fund	0.77	0.85	1.10	1.21	02/28/2022
Harbor Global Leaders Fund	0.78	0.86	1.11	1.22	02/28/2022
Harbor International Fund	0.69	0.77	1.02	1.13	02/28/2022
Harbor International Growth Fund	0.77	0.85	1.10	1.21	02/28/2022
Harbor International Small Cap Fund	0.88	0.96	1.21	1.32	02/28/2022
Harbor Overseas Fund	0.77	0.85	1.10	1.21	02/28/2022

1	For the period November 1, 2020 through February 28, 2021, the operating expense limitation for the Investor Class for Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, Harbor Global Leaders Fund, Harbor International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, and Harbor Overseas Fund were 1.17%, 1.33%, 1.22%, 1.23%, 1.14%, 1.22%, 1.33% and 1.22%, respectively.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class[1]	0.21% of the average daily net assets of all Investor Class shares

1	For the period November 1, 2020 through February 28, 2021, Harbor Services Group received compensation up to 0.22% for the Investor Class.
Harbor Services Group voluntarily waived a portion of its transfer agent fees during the period ended April 30, 2021. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the period, the Funds did not enter into any transactions with any other Harbor fund.

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Shareholders
As of April 30, 2021, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor Diversified International All Cap Fund	115,935	—	—	—	115,935	0.0%
Harbor Emerging Markets Equity Fund	77,598	—	—	—	77,598	1.8
Harbor Focused International Fund	1,287,280	1,272,226	N/A	3,047	2,562,553	73.6
Harbor Global Leaders Fund	34,906	—	—	—	34,906	1.0
Harbor International Fund	18,851	—	—	—	18,851	0.0
Harbor International Growth Fund	83,193	—	—	—	83,193	0.2
Harbor International Small Cap Fund	33,880	1,610,955	26,909	26,746	1,698,490	53.7
Harbor Overseas Fund	1,301,308	1,296,603	N/A	3,097	2,601,008	74.5
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation as of April 30, 2021 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Diversified International All Cap Fund*	$ 890,093	$ 262,725	$ (21,085)	$241,640
Harbor Emerging Markets Equity Fund	34,888	12,785	(832)	11,953
Harbor Focused International Fund	36,435	9,910	(282)	9,628
Harbor Global Leaders Fund	92,080	42,283	(1,973)	40,310
Harbor International Fund*	3,822,536	1,153,766	(180,507)	973,259
Harbor International Growth Fund*	501,163	322,769	(6,981)	315,788
Harbor International Small Cap Fund*	40,706	9,613	(920)	8,693
Harbor Overseas Fund*	37,980	8,501	(636)	7,865

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the period ended April 30, 2021, if any, as disclosed in the Portfolio of Investments, and the related amounts of net realized and changes in net unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
As of April 30, 2021, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Purchased options (rights/warrants)	$17
HARBOR INTERNATIONAL FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Purchased options (rights/warrants)	$36
Net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the period ended April 30, 2021, were:
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Net realized gain/(loss) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$28

Change in net unrealized appreciation/(depreciation) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$1,283
HARBOR GLOBAL LEADERS FUND
Change in net unrealized appreciation/(depreciation) on derivatives	Foreign Exchange Contracts (000s)
Forward currency contracts	$1
HARBOR INTERNATIONAL FUND
Net realized gain/(loss) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$201

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
HARBOR INTERNATIONAL FUND—Continued
Change in net unrealized appreciation/(depreciation) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$11,673

Note 7—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor International & Global Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020 through April 30, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021
Harbor Diversified International All Cap Fund
Retirement Class	0.70%
Actual		$4.06	$1,000	$1,340.50
Hypothetical (5% return)		3.51	1,000	1,021.24
Institutional Class	0.78%
Actual		$4.53	$1,000	$1,340.50
Hypothetical (5% return)		3.91	1,000	1,020.83
Administrative Class	1.03%
Actual		$5.97	$1,000	$1,337.80
Hypothetical (5% return)		5.16	1,000	1,019.56
Investor Class	1.15%
Actual		$6.66	$1,000	$1,336.80
Hypothetical (5% return)		5.76	1,000	1,018.95

Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021
Harbor Emerging Markets Equity Fund
Retirement Class	0.88%
Actual		$5.22	$1,000	$1,395.30
Hypothetical (5% return)		4.41	1,000	1,020.32
Institutional Class	0.96%
Actual		$5.70	$1,000	$1,393.70
Hypothetical (5% return)		4.81	1,000	1,019.92
Administrative Class	1.21%
Actual		$7.17	$1,000	$1,390.90
Hypothetical (5% return)		6.06	1,000	1,018.65
Investor Class	1.33%
Actual		$7.89	$1,000	$1,390.80
Hypothetical (5% return)		6.65	1,000	1,018.04
Harbor Focused International Fund
Retirement Class	0.77%
Actual		$4.10	$1,000	$1,146.10
Hypothetical (5% return)		3.86	1,000	1,020.88
Institutional Class	0.85%
Actual		$4.53	$1,000	$1,145.50
Hypothetical (5% return)		4.26	1,000	1,020.47
Investor Class	1.22%
Actual		$6.48	$1,000	$1,143.40
Hypothetical (5% return)		6.11	1,000	1,018.59
Harbor Global Leaders Fund
Retirement Class	0.78%
Actual		$4.24	$1,000	$1,192.40
Hypothetical (5% return)		3.91	1,000	1,020.83
Institutional Class	0.86%
Actual		$4.67	$1,000	$1,192.00
Hypothetical (5% return)		4.31	1,000	1,020.42
Administrative Class	1.11%
Actual		$6.02	$1,000	$1,190.50
Hypothetical (5% return)		5.56	1,000	1,019.15
Investor Class	1.23%
Actual		$6.68	$1,000	$1,189.80
Hypothetical (5% return)		6.16	1,000	1,018.54
Harbor International Fund
Retirement Class	0.69%
Actual		$3.95	$1,000	$1,311.80
Hypothetical (5% return)		3.46	1,000	1,021.29
Institutional Class	0.77%
Actual		$4.42	$1,000	$1,311.70
Hypothetical (5% return)		3.86	1,000	1,020.88
Administrative Class	1.02%
Actual		$5.84	$1,000	$1,309.80
Hypothetical (5% return)		5.11	1,000	1,019.61
Investor Class	1.14%
Actual		$6.52	$1,000	$1,309.00
Hypothetical (5% return)		5.71	1,000	1,019.00

Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021
Harbor International Growth Fund
Retirement Class	0.77%
Actual		$4.23	$1,000	$1,212.10
Hypothetical (5% return)		3.86	1,000	1,020.88
Institutional Class	0.85%
Actual		$4.67	$1,000	$1,211.20
Hypothetical (5% return)		4.26	1,000	1,020.47
Administrative Class	1.10%
Actual		$6.02	$1,000	$1,209.50
Hypothetical (5% return)		5.51	1,000	1,019.20
Investor Class	1.22%
Actual		$6.68	$1,000	$1,208.70
Hypothetical (5% return)		6.11	1,000	1,018.59
Harbor International Small Cap Fund
Retirement Class	0.88%
Actual		$5.29	$1,000	$1,427.50
Hypothetical (5% return)		4.41	1,000	1,020.32
Institutional Class	0.96%
Actual		$5.78	$1,000	$1,426.70
Hypothetical (5% return)		4.81	1,000	1,019.92
Administrative Class	1.21%
Actual		$7.28	$1,000	$1,425.00
Hypothetical (5% return)		6.06	1,000	1,018.65
Investor Class	1.33%
Actual		$8.00	$1,000	$1,424.00
Hypothetical (5% return)		6.65	1,000	1,018.04
Harbor Overseas Fund
Retirement Class	0.77%
Actual		$4.46	$1,000	$1,334.00
Hypothetical (5% return)		3.86	1,000	1,020.88
Institutional Class	0.85%
Actual		$4.93	$1,000	$1,334.40
Hypothetical (5% return)		4.26	1,000	1,020.47
Investor Class	1.22%
Actual		$7.05	$1,000	$1,331.60
Hypothetical (5% return)		6.11	1,000	1,018.59

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor International & Global Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF the international and global funds
The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At a meeting of the Board held on February 19 and 20, 2021 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital, the adviser to each Fund, and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund (Investment Advisory Agreement only), Harbor Focused International Fund, Harbor Global Leaders Fund, Harbor International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund and Harbor Overseas Fund (each a “Fund” and, collectively, the “Funds”). The Trustees noted that the Subadvisory Agreement with Marathon Asset Management LLP (“Marathon-London”) with respect to Harbor Emerging Markets Equity Fund was approved for an initial two-year term by the Trustees at a meeting held on August 9-11, 2020.
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by Harbor Capital and each Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of Harbor Capital and the Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by Harbor Capital and each Subadviser. These materials included a comprehensive written response from Harbor Capital to a 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees. The Trustees also discussed with representatives of Harbor Capital, at the Meeting and at prior meetings, Harbor Funds’ operations and Harbor Capital’s ability, consistent with the “manager-of-managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate. The Trustees specifically considered Harbor Capital’s history as a manager-of-managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and Harbor Capital had determined that a change in subadviser was in the best

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if Harbor Capital were to identify another subadviser believed to better serve the shareholders than the existing subadviser.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of each Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements and, as applicable, Subadvisory Agreements were the following:
•	The nature, extent, and quality of the services provided by Harbor Capital and each Subadviser, including the background, education, expertise and experience of the investment professionals of Harbor Capital and each Subadviser providing services to the Funds;
•	The favorable history, reputation, qualifications and background of Harbor Capital and each Subadviser, as well as the qualifications of their respective personnel;
•	The profitability of Harbor Capital with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	The fees charged by Harbor Capital and Subadvisers for investment advisory and subadvisory services, respectively, including, in each case, the portion of the fee to be retained by Harbor Capital, after payment of the Subadviser’s fee, for the investment advisory and related services, including investment, business, legal, compliance, financial and administrative services, that Harbor Capital provides;
•	The extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	The fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	The short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and Harbor Capital’s efforts to address circumstances of underperformance where applicable;
•	The compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds;
•	Any “fall out” benefits that might inure to Harbor Capital and its affiliates as a result of their relationship with the Funds;
•	Information received at regular meetings throughout the year related to Fund performance and services rendered by Harbor Capital, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	Information contained in materials provided by Harbor Capital and compiled by Broadridge as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of the Investor Class) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
•	Information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by Harbor Capital and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted Harbor Capital with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of Harbor Capital and each Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of Harbor Capital’s services in light of the Board’s experience with Harbor Capital, as well as materials provided by Harbor Capital concerning the financial and other resources devoted by Harbor Capital to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that Harbor Capital has the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager-of-managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees had received presentations by investment professionals from the Subadvisers for each Fund at meetings of the Board held in 2020. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
At the Meeting, the Board also considered and approved a novation agreement with respect to the Subadvisory Agreements for Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, and Harbor International Fund to transfer the responsibilities and obligations under the agreements to a new entity in connection with a corporate restructuring by Marathon-London. The Trustees noted that Marathon-London had indicated that the restructuring would not result in a change of ownership or control or in any change to the services that Marathon-London currently provides or the personnel responsible for the provision of such services with respect to the Funds.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from Harbor Capital data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also reviewed certain Investor Class comparative fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Diversified International All Cap Fund. The Trustees considered Harbor Diversified International All Cap Fund (inception date November 2, 2015), noting that its Institutional Class performance was above its Broadridge group and universe medians for the one-, three and five-year periods ended December 31, 2020. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns as of December 31, 2020 ranked in the third, second and third quartiles, respectively. The Trustees noted that the Fund had underperformed its benchmark, the MSCI ACWI ex. U.S. (ND) Index, for the one- and five-year periods and outperformed its benchmark index for the three-year period ended December 31, 2020.

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees considered the expertise of Marathon-London in managing assets generally and in the strategy used with respect to the Fund specifically, noting that Marathon-London managed approximately $5.5 billion in assets in this strategy, out of a firm-wide total of approximately $55.9 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class and recent changes to the portfolio management team.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $800 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Emerging Markets Equity Fund. The Trustees considered Harbor Emerging Markets Equity Fund (inception date November 1, 2013), noting that according to the Broadridge report, the Fund’s Institutional Class performance was above the group median for the three- and five-year periods and above the universe median for the one-, three- and five-year periods ended December 31, 2020. The Fund’s Institutional Class performance was below the group median for the one-year period ended December 31, 2020, according to the Broadridge report. The Morningstar data presented ranked the Fund’s one-, three- and five-year rolling returns as of December 31, 2020 in the second, first and first quartiles, respectively. The Trustees also considered the fact that the Fund had outperformed its benchmark, the MSCI Emerging Markets (ND) Index, for the one-, three- and five-year periods ended December 31, 2020. The Trustees noted the fact that Marathon-London had recently been appointed as the Fund’s subadviser and that the current subadvisory agreement for the Fund was considered and approved for an initial two-year term by the Trustees at a meeting held on August 9-11, 2020.
The Trustees considered the expertise of Marathon-London in managing assets generally and in the strategy used with respect to the Fund specifically, noting that Marathon-London managed approximately $599.0 million in assets in this strategy, out of a firm-wide total of approximately $55.9 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Broadridge group and universe median expense ratios. The Trustees considered that the Fund’s management fee was reduced in connection with the appointment of Marathon-London as subadviser to the Fund. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was negative.
Harbor Focused International Fund. The Trustees considered Harbor Focused International Fund (inception date June 1, 2019), noting that according to the Broadridge report, the Fund’s Institutional Class performance was above the group and universe medians for the one-year and since inception periods ended December 31, 2020. The Morningstar data presented ranked the Fund’s one-year and since inception rolling returns as of December 31, 2020 in the second and third quartiles, respectively. The Trustees also considered the fact that the Fund had outperformed its benchmark, the MSCI All Country World ex U.S. (ND) Index, for the one-year and since inception periods ended December 31, 2020. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of Comgest Asset Management International Limited (“CAMIL”) in managing assets generally and in the strategy used with respect to the Fund specifically, noting that CAMIL managed approximately $98.0 million in assets in this strategy, out of a firm-wide total of approximately $47.4 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Broadridge group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was negative.
Harbor Global Leaders Fund. The Trustees considered Harbor Global Leaders Fund (inception date March 1, 2009) and observed that its Institutional Class performance was above its Broadridge group median for the three- and five-year periods and above the universe median for the one-, three- and five-year periods ended December 31, 2020. The Fund’s Institutional Class performance was equal to its Broadridge group median for the one-year period ended December 31, 2020. The Morningstar

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
data presented showed that the Fund’s one-, three- and five-year rolling returns each ranked in the first quartile for the periods ended December 31, 2020. The Trustees noted that the Fund had outperformed its benchmark, the MSCI ACWI (ND) Index, for the one-, three- and five-year periods ended December 31, 2020.
The Trustees considered the expertise of Sands Capital Management, LLC (“Sands Capital”) in managing assets generally and in the international equity asset class specifically, noting that Sands Capital managed approximately $2.7 billion in assets in this asset class, out of a firm-wide total of approximately $68.6 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $150 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was also below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. They noted that the Adviser’s profitability in managing the Fund was not excessive.
Harbor International Fund. The Trustees considered Harbor International Fund (inception date December 29, 1987), noting the outperformance of its Institutional Class relative to its Broadridge group median for the one- and three-year periods and its universe median for the one-year period ended December 31, 2020. The Trustees further noted that the Fund’s Institutional Class underperformed relative to its Broadridge group median for the five-year period and its universe median for the three- and five-year periods as of December 31, 2020. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns as of December 31, 2020 ranked in the second, third and fourth quartiles, respectively. The Trustees also considered that the Fund had outperformed its benchmark, the MSCI EAFE® (ND) Index, for the one-year period and underperformed its benchmark index for the three- and five-year periods ended December 31, 2020. The Trustees noted the fact that Marathon-London had been appointed as the Fund’s subadviser effective August 22, 2018 and that performance prior to that date is not attributable to Marathon-London.
The Trustees considered the expertise of Marathon-London in managing assets generally and in the strategy used with respect to the Fund specifically, noting that Marathon-London managed approximately $31.9 billion in this asset class, out of a firm-wide total of approximately $55.9 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $4.0 billion, showed the Fund’s management fee was equal to the group median for the Institutional Class. The actual total expense ratio for the Institutional Class was below the group and universe median expense ratios. The Trustees observed that the advisory fee schedule included a contractual breakpoint reducing the fee rate from 75 basis points to 65 basis points on assets over $12 billion. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor International Growth Fund. The Trustees considered Harbor International Growth Fund (inception date November 1, 1993), and observed that its Institutional Class performance exceeded its Broadridge group and universe medians for the one-, three- and five-year periods ended December 31, 2020. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns as of December 31, 2020 each ranked in the first quartile. The Trustees noted that the Fund had outperformed its benchmark, the MSCI ACWI ex. U.S. (ND) Index, for the one-, three- and five-year periods ended December 31, 2020.
The Trustees considered the expertise of Baillie Gifford Overseas Limited (“Baillie Gifford”) in managing assets generally and in the ACWI ex-US Focus strategy specifically, noting that Baillie Gifford managed approximately $16.9 billion in assets in this strategy, out of a firm-wide total of approximately $445.3 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $800 million, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group median and above the universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Harbor International Small Cap Fund. The Trustees considered Harbor International Small Cap Fund (inception date February 1, 2016), and observed that its Institutional Class performance was below its Broadridge group and universe medians for the one-, three- and five-year periods ended December 31, 2020. The Morningstar data presented ranked the Fund’s one- and three-year and since inception rolling returns as of December 31, 2020 in the second, first and first quartiles, respectively. The Trustees noted that the Fund had underperformed its benchmark, the MSCI EAFE Small Cap (ND) Index, for the one-, three-year and since inception periods ended December 31, 2020. The Trustees noted the fact that Cedar Street Asset Management LLC (“Cedar Street”) had been appointed as the Fund’s subadviser effective May 23, 2019 and that performance prior to that date is not attributable to Cedar Street.
The Trustees considered the expertise of Cedar Street in managing assets generally and in the international small cap asset class specifically, noting that Cedar Street managed approximately $37.6 million in assets in this strategy out of a firm-wide total of approximately $234.4 million in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was also below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was negative.
Harbor Overseas Fund. The Trustees considered Harbor Overseas Fund (inception date March 1, 2019) and observed that its Institutional Class performance was above its Broadridge group and universe medians for the one-year and since inception periods ended December 31, 2020. The Morningstar data presented ranked the Fund’s one-year and since inception rolling returns as of December 31, 2020 in the first and second quartiles, respectively. The Trustees noted that the Fund had outperformed its benchmark, the MSCI EAFE (ND) Index, for the one-year and since inception periods ended December 31, 2020. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of Acadian Asset Management LLC (“Acadian”) in managing assets generally and in the international small cap asset class specifically, noting that Acadian managed approximately $8.4 billion in assets in this strategy out of a firm-wide total of approximately $108.1 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees noted that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was also below the group median and equal to the universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was negative.
The Trustees also separately considered the allocation between Harbor Capital and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by Harbor Capital relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between Harbor Capital and the Subadviser.
Profitability
The Trustees also considered Harbor Capital’s profitability in operating each of the Funds (as well as on a fund complex-wide basis) as presented by Harbor Capital, and the allocation methodology used by Harbor Capital to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for Harbor Capital to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering Harbor Capital’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by Harbor Capital and its affiliates as a result of their relationship with Harbor Funds.

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of Harbor Capital. The Trustees also noted that Harbor Capital was, in all cases, waiving a portion of its advisory fee and/or paying or reimbursing a portion of Fund expenses. The Trustees determined that Harbor Capital’s profitability in operating each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that Harbor Capital’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
Review of Liqudity Risk Management Program
The Trust has adopted pursuant to Rule 22e-4 under the Investment Company Act (“Rule 22e-4”) a Liquidity Risk Management Program (the “Program”) for the Funds. The Board has designated a committee of Harbor Capital employees as the Program Administrator.
The Program is designed to assess and manage each Fund’s liquidity risk. For purposes of Rule 22e-4, “liquidity risk” is defined as the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. Components of the Program include: (i) periodic assessment of each Fund’s liquidity risk based on certain factors; (ii) classification of each Fund’s holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid and Illiquid) that reflect an estimate of liquidity under current market conditions; (iii) to the extent a Fund does not invest primarily in Highly Liquid investments, establishment of an appropriate Highly Liquid Investment Minimum (“HLIM”) (as defined in Rule 22e-4) for such Fund and ongoing monitoring of the Fund’s net assets to assess compliance with the Fund’s HLIM; (iv) a limit on the ability of a Fund to acquire illiquid investments in excess of 15% of the Fund’s net assets; and (v) periodic reporting to the Board.
At a meeting held on November 10, 2020, the Board of Trustees reviewed the operation and effectiveness of the Program for the period beginning October 1, 2019 and ending September 30, 2020 (the “period”). At the November 10, 2020 meeting, the Board reviewed a report prepared by, and received a presentation from, the Program Administrator regarding the operation of the Program, its adequacy, and the effectiveness of its implementation during the period. The Program Administrator’s report included, among other things, a review of: (i) the operation of the Program overall during the period, which included a period of increased market volatility related to the COVID-19 pandemic in the first half of 2020; (ii) the activities conducted by the Program Administrator with respect to the Program; (iii) the level of portfolio investments classified into each of the four liquidity categories and the services provided by the third-party vendor engaged by the Trust to facilitate such classification with respect to certain of the Funds; and (iv) the most recent liquidity risk assessment for the Funds conducted by the Program Administrator in accordance with Rule 22e-4. Based upon its review, the Program Administrator determined that the Program was adequate and effective in facilitating the Funds’ compliance with Rule 22e-4 during the period.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.SAR.IG.0421

Semi-Annual Report
April 30, 2021
Fixed Income  Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Bond Fund	HBFRX	HABDX	HRBDX	–
Harbor Convertible Securities Fund	HNCVX	HACSX	HRCSX	HICSX
Harbor Core Bond Fund	HCBRX	HACBX	–	–
Harbor High-Yield Bond Fund	HNHYX	HYFAX	HYFRX	HYFIX
Harbor Money Market Fund	–	HARXX	HRMXX	–

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
Looking back on the past two calendar quarters reveals a tale of two markets. After a strong summer market rally, volatility reemerged last fall, due to continuing investor concerns about the pandemic, increasing political rhetoric, and other geopolitical events. However, the resolution of the presidential election, new vaccine approvals/rollouts, along with the passage of two U.S. fiscal stimulus packages, led to improved investor sentiment and appetite for risk that generated an equity market rally that continued through the first quarter of 2021—although at a slower pace than in the fourth quarter of 2020. U.S. and global equity markets produced positive total returns over the six-month period ended April 30, 2021. The S&P 500 added to its strong performance of 12.15% in the fourth quarter, with a return of 6.17% in the first quarter, outperforming the MSCI EAFE (ND) and the MSCI Emerging Markets (ND) Indexes, which returned 3.38% and 2.29%, respectively, for the first quarter.
Beginning late last fall, we saw a pronounced reversal from a growth-driven to a value-driven equity market, and this rotation has persisted through the first quarter. The market rotation occurred globally—in the U.S., developed, and emerging equity markets—by style (cyclical/value outperformed growth), by market cap (small cap outperformed large cap), and by factor (momentum reversed, while beta remained strong).
Prior to the fourth quarter, U.S. growth-oriented stocks were the dominant outperformers by a large margin, with value-oriented names trading at huge discounts. However, by late in the year and moving through the first quarter, value outperformed growth, with the Russell 3000® Value Index beating the Russell 3000® Growth Index by the widest margin since the first quarter of 2001. Cyclical industries (e.g., oil & gas, machinery, construction materials, and metals & mining), along with the Energy and Financials sectors, took center stage. In contrast, the Information Technology, Consumer Staples, and Healthcare sectors retreated. While large caps have been in favor in past years (FAANG stocks etc.) and still remain ahead over trailing three- and five-year periods, the trend reversed over the six-month reporting period, which saw small caps outperforming. The bond markets took a hit, as investors shifted to equities in anticipation of a broader economic recovery, and the yield curve steepened at the long end. The yield on 10-year Treasuries rose from 0.78% after the election to 1.74% in March—one of the most significant moves in decades.
As economies around the world have begun to reopen, and markets have rallied, the focus is shifting from fear to cautious optimism. Growth in the U.S. gross domestic product (GDP) over the past two quarters reflects the long-hoped-for economic recovery now underway, the reopening of businesses, and the massive government response to the COVID-19 pandemic. GDP grew by 4.3% in the fourth quarter and by an estimated 6.4% in the first quarter. The Biden administration passed the $1.9 trillion American Rescue Plan, although without a single Republican vote. Its proposals for still more fiscal stimulus (the American Jobs Plan at $2.3 trillion and the American Families Plan at $1.8 trillion) will have to pass the gauntlet of a divided Congress; the scope, size, and timing of those plans will no doubt undergo protracted negotiations.
Harbor expects that volatility will remain elevated for the foreseeable future. But we also believe there are thoughtful, practical solutions to manage volatility and enable investors to reach their long-term goals. Our subadvisers are active portfolio managers who remain focused on uncovering opportunities and skillfully executing their strategies to deliver shareholder value in a climate of economic and geopolitical uncertainty, unprecedented health challenges, and financial market volatility. We believe that thoughtful, active management and adherence to enduring investment principles such as diversification, discipline, and a long-term view, will stand the test of time.
Over the past year, we have seen massive disruptions and challenges that have taken a severe toll on human lives. But the human spirit has remained resilient through it all. We believe there is now more reason for cautious optimism than fear as we look ahead.
I hope you and your families stay safe through this difficult time. Thank you for your confidence and continued investment in Harbor Funds.
June 22, 2021

Charles F. McCain
Chairman
1

Harbor Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Scott A. Mather
Since 2014
Mark R. Kiesel
Since 2014
Mohit Mittal
Since 2019
PIMCO has subadvised the Fund since 1987.
Investment Objective
The Fund seeks total return.
Scott A. Mather

Mark R. Kiesel

Mohit Mittal

Management’s Discussion of
Fund Performance
MARKET REVIEW
The last two months of 2020 featured vaccine approvals, more policy stimulus, and clarity on the U.S. election outcome, the joint impact of which bolstered market optimism and capped off a year of unprecedented volatility. Despite mixed trends in infection rates across regions, optimism for a global recovery continued to build in the first few months of 2021 against a backdrop of generally improving economic data, increasing vaccinations, and sustained fiscal and monetary support.
Global economic data continued to improve in most regions, with the U.S. a notable standout as consumer sentiment rose, the labor market improved, and manufacturing rebounded strongly – driven by an uptick in demand and a pickup in hiring. However, supply chain disruptions remained an issue for U.S. manufacturers. President Biden’s $1.9 trillion stimulus package and the potential for a large infrastructure bill in the near-term also bolstered the strong growth outlook for the U.S. economy.
On the virus front, while vaccination programs continued to ramp up across the world, rising infections and new COVID variants in a host of countries—including some European countries, Brazil, and India—raised fears and led some governments to reintroduce lockdowns and restrictions. However, there were some bright spots with several countries—the U.S., the U.K., and Israel notably—succeeding in inoculating a significant portion of their citizens.
A slew of other geopolitical topics also made headlines during the period. Former Vice President Biden was sworn in as the 46th President of the United States. Tensions between the U.S. and China remained elevated with a high profile spat between officials occurring at talks in Alaska.
PERFORMANCE
Harbor Bond Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the six-month period ended April 30, 2021. The Fund returned -0.45% (Retirement Class), -0.50% (Institutional Class) and -0.62% (Administrative Class), compared with the benchmark’s return of -1.52%.
The following strategies helped returns for the six months ended April 30, 2021:
•	Security selection within the securitized credit sector including select Agency and non-Agency Mortgage-Backed Securities holdings.
•	An allocation to high-yield corporate credit as the sector outperformed like-duration Treasuries.
•	Non-U.S. developed market interest rate strategies including short exposure to U.K. rates as these rates rose over the period.
The following strategies were negative or neutral for returns for the six-month period ended April 30, 2021:
•	An underweight to investment grade credit as this sector outperformed like-duration Treasuries.
•	Country selection in the Eurozone.
2

Harbor Bond Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Bond Fund
Retirement Class[1]	-0.45%	2.66%	4.08%	3.63%
Institutional Class	-0.50	2.74	4.04	3.61
Administrative Class	-0.62	2.48	3.78	3.35
Comparative Index
Bloomberg Barclays U.S. Aggregate Bond	-1.52%	-0.27%	3.19%	3.39%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.43% (Net) and 0.65% (Gross) (Retirement Class); 0.51% (Net) and 0.73% (Gross) (Institutional Class); and 0.76% (Net) and 0.98% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver and an expense limitation agreement (excluding interest expense) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
OUTLOOK & STRATEGY
We forecast a stronger global recovery in 2021 than we previously anticipated amid significant fiscal support, accommodative monetary policy, diminishing lockdowns, and accelerating vaccinations. We now expect world GDP growth in excess of 6% in 2021, up from 5% previously. Meanwhile, we believe that inflation will remain below central bank targets over the next one to two years, notwithstanding a temporary spike over the next several months (which could cause a “head fake” in markets). However, it seems likely that financial markets will remain focused on upside inflation risks in the near term, thus contributing to elevated volatility.
In this environment, with the potential for ongoing volatility, we seek to maintain flexibility in our portfolio positioning to be able to respond to events as they unfold. This includes careful scaling of positions, careful liquidity management, and—in some cases—staying close to benchmark weights for now as we look to be better able to take advantage of compelling opportunities later. Given current valuations, we see little cost in going “up in liquidity," and a patient approach now should, in our view, allow us to be aggressive in seizing the good opportunities that are likely to arise in a more volatile environment.
We see opportunities in COVID-19 recovery sectors, including housing, industrial/aerospace, and select banks and financials. We favor non-Agency U.S. mortgages and select other global structured products.
With respect to portfolio strategy:
•	We are modestly underweight duration, favoring U.S. rate exposure relative to other developed regions, including the U.K. and Japan.
•	We still favor a curve-steepening bias, though have moderated the positioning recently given market moves and steepening since the third quarter of 2020.
•	We remain underweight investment-grade credit overall – mindful of the less attractive risk/reward dynamics – though continue to have a bias toward shorter-maturity and high-quality names while de-emphasizing generic corporate credit exposure.
•	We currently have low exposure to currencies, mainly a basket of emerging market currencies (in modest sizing). We will remain tactical overall and will continue to seek opportunities from overshoots and undershoots that provide attractive risk-reward profiles and the ability to diversify sources of return.

1	Retirement Class shares commenced operations on June 1, 2018. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to June 1, 2018 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related and/or asset backed securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
3

Harbor Bond Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Investment Allocation (% of investments)
(Excludes short-term investments and derivative positions)
The Fund’s Portfolio of Investments and derivative schedules include investments denominated in foreign currencies. As of April 30, 2021, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—10.5%
Principal Amount		Value
	Air Canada Pass-Through Trust
	Series 2017-1AA Cl. PTT
$3,662	3.300%—07/15/2031[1]	$ 3,698
	Aircastle Ltd.
6,200	2.850%—01/26/2028[1]	6,089
	Alaska Airlines Pass-Through Trust
	Series 2020-TR Cl. EETC
3,459	4.800%—02/15/2029[1]	3,827
	American Airlines Pass-Through Trust
	Series 15-2 Cl. AA
1,594	3.600%—03/22/2029	1,628
	Anchorage Capital CLO Ltd.[2]
	Series 2020-16A Cl. A
4,100	1.588% (3 Month USD Libor + 1.400) 10/20/2031[1,3]	4,113
	Argent Securities Inc.
	Series 2006-W4 Cl. A2C
6,006	0.426% (1 Month USD Libor + 0.160) 05/25/2036[3]	2,246
	Series 2004-W11 Cl. M3
939	1.231% (1 Month USD Libor + 0.750) 11/25/2034[3]	945
		3,191
	Asset Backed Securities Corp. Home Equity Loan Trust
	Series 2003-HE4 Cl. M1
4,249	1.360% (1 Month USD Libor + 0.830) 08/15/2033[3]	4,293
	CBAM CLO Management[2]
	Series 2017-2A Cl. A
6,100	1.430% (3 Month USD Libor + 1.240) 10/17/2029[1,3]	6,106
	Countrywide Asset-Backed Certificates
	Series 2006-21 Cl. 2A3
336	0.256% (1 Month USD Libor + 0.150) 05/25/2037[3]	336
	Series 2006-ABC1 Cl. A3
4,335	0.586% (1 Month USD Libor + 0.240) 05/25/2036[3]	3,794
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Series 2006-2 Cl. M1
$1,055	0.706% (1 Month USD Libor + 0.400) 06/25/2036[3]	$ 1,047
		5,177
	DAE Funding LLC
5,200	1.625%—02/15/2024[1]	5,375
	Dryden XXV Senior Loan Fund
	Series 2012-25A Cl. ARR
4,043	1.084% (3 Month USD Libor + 0.900) 10/15/2027[1,3]	4,042
	Evergreen Credit Card Trust
	Series 2019-2 Cl. A
6,000	1.900%—09/16/2024[1]	6,135
	Exantas Capital Corp.
	Series 2020-RSO9 Cl. A
2,584	2.616% (1 Month USD Libor + 2.500) 04/17/2037[1,3]	2,602
	First Franklin Mortgage Loan Trust
	Series 2006-FF14 Cl. A6
8,000	0.416% (1 Month USD Libor + 0.310) 10/25/2036[3]	6,883
	Galaxy CLO Ltd.[2]
	Series 2013-15A Cl. AR
6,100	1.384% (3 Month USD Libor + 1.200) 10/15/2030[1,3]	6,106
	GSAA Home Equity Trust
	Series 2006-20 Cl. 1A2
3,797	0.466% (1 Month USD Libor + 0.180) 12/25/2046[3]	1,637
	Series 2007-9 Cl. A1A
624	6.000%—08/25/2047	615
		2,252
	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
102	0.176% (1 Month USD Libor + 0.070) 12/25/2036[3]	63

4

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	HSI Asset Securitization Corp. Trust
	Series 2006-HE2 Cl. 2A3
$4,746	0.446% (1 Month USD Libor + 0.170) 12/25/2036[3]	$ 1,876
	IXIS Real Estate Capital Trust
	Series 2005-HE1 Cl. M4
1,609	1.156% (1 Month USD Libor + 1.050) 06/25/2035[3]	1,588
	JPMorgan Mortgage Acquisition Corp.
	Series 2006-ACC1 Cl. M1
364	0.376% (1 Month USD Libor + 0.270) 05/25/2036[3]	364
	Series 2006-HE1 Cl. A4
1,177	0.686% (1 Month USD Libor + 0.290) 01/25/2036[3]	1,173
	Series 2007-HE1 Cl. AF3
788	4.214%—05/25/2035[4]	630
		2,167
	LoanCore Ltd.
	Series 2018-CRE1 Cl. A
1,800	1.245% (1 Month USD Libor + 1.130) 05/15/2028[1,3]	1,801
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A4
4,850	0.586% (1 Month USD Libor + 0.240) 06/25/2036[3]	2,798
	MF1 Multi Family Housing Mortgage Trust
	Series 2020-FL4 Cl. A
5,100	1.815% (1 Month USD Libor + 1.700) 11/15/2035[1,3]	5,148
	Mid-State Capital Corp Trust
	Series 2004-1 Cl. A
645	6.005%—08/15/2037	685
	Morgan Stanley Capital Inc.
	Series 2007-HE1 Cl. A2C
1,860	0.256% (1 Month USD Libor + 0.150) 11/25/2036[3]	1,373
	Series 2007-HE6 Cl. A3
3,982	0.286% (1 Month USD Libor + 0.180) 05/25/2037[3]	3,654
		5,027
	Mountain View CLO Ltd.[2]
	Series 2014-1A Cl. ARR
476	0.984% (3 Month USD Libor + 0.800) 10/15/2026[1,3]	475
	Nassau Ltd.
	Series 2020-1A Cl. A1
3,000	2.338% (3 Month USD Libor + 2.150) 07/20/2029[1,3]	3,010
	Oak Hill Credit Partners
	Series 2019-3A Cl. A1
5,900	1.508% (3 Month USD Libor + 1.320) 07/20/2032[1,3]	5,916
	OneMain Financial Issuance Trust
	Series 2017-1A Cl. A1
284	2.370%—09/14/2032[1]	284
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
3,914	0.356% (1 Month USD Libor + 0.250) 07/25/2037[3]	3,194
	Palmer Square Loan Funding Ltd.
	Series 2020-3A Cl. A1
3,613	1.888% (3 Month USD Libor + 1.700) 07/20/2028[1,3]	3,623
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
$2,612	0.826% (1 Month USD Libor + 0.480) 08/25/2035[3]	$ 2,620
	People's Financial Realty Mortgage Securities Trust
	Series 2006-1 Cl. 1A2
4,536	0.236% (1 Month USD Libor + 0.130) 09/25/2036[3]	1,357
	RAMP Trust
	Series 2004-RS8 Cl. MII1
164	1.006% (1 Month USD Libor + 0.600) 08/25/2034[3]	164
	Santander Drive Auto Receivables Trust
	Series 2020-2 Cl. A2A
587	0.620%—05/15/2023	587
	Series 2020-2 Cl. A3
1,000	0.670%—04/15/2024	1,002
		1,589
	Santander Retail Auto Lease Trust
	Series 2019-B Cl. A2A
649	2.290%—04/20/2022[1]	650
	Saxon Asset Securities Trust
	Series 2006-3 Cl. A3
3,646	0.276% (1 Month USD Libor + 0.170) 10/25/2046[3]	3,567
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. M1
6,306	0.766% (1 Month USD Libor + 0.440) 08/25/2035[3]	5,160
	Small Business Administration Participation Certificates
	Series 2003-20I Cl. 1
16	5.130%—09/01/2023	17
	Series 2009-20A Cl. 1
1,122	5.720%—01/01/2029	1,241
	Series 2008-20H Cl. 1
2,309	6.020%—08/01/2028	2,568
		3,826
	Sound Point CLO XII Ltd.[2]
	Series 2016-2A Cl. AR2
5,813	1.238% (3 Month USD Libor + 1.050) 10/20/2028[1,3]	5,821
	Specialty Underwriting & Residential Finance Trust
	Series 2006-BC4 Cl. A2B
2,679	0.329% (1 Month USD Libor + 0.110) 09/25/2037[3]	1,370
	Structured Asset Securities Co.
	Series 2007-MN1A Cl. A1
19,057	0.336% (1 Month USD Libor + 0.230) 01/25/2037[1,3]	13,773
	Telos CLO Ltd.[2]
	Series 2014 Cl. 6A
761	1.460% (3 Month USD Libor + 1.270) 01/17/2027[1,3]	762
	TPG Real Estate Finance Trust
	Series 2019-Fl3 Cl. A
5,000	1.266% (1 Month USD Libor + 1.150) 10/15/2034[1,3]	5,000
	Tralee CLO V Ltd.[2]
	Series 2018-5A Cl. A1
5,814	1.298% (3 Month USD Libor + 1.110) 10/20/2028[1,3]	5,815

5

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—Continued
Principal Amount			Value
		Venture XVI CLO Ltd.[2]
		Series 2014-16A Cl. ARR
	$2,910	1.034% (3 Month USD Libor + 0.850) 01/15/2028[1,3]	$ 2,903
		Venture XXVI CLO Ltd.[2]
		Series 2017-26A Cl. AR
	6,200	1.288% (3 Month USD Libor + 1.100) 01/20/2029[1,3]	6,205
TOTAL ASSET-BACKED SECURITIES
(Cost $166,146)			169,754

COLLATERALIZED MORTGAGE OBLIGATIONS—12.8%
		Adjustable Rate Mortgage Trust
		Series 2006-3 Cl. 4A2
	2,433	0.346% (1 Month USD Libor + 0.120) 08/25/2036[3]	1,207
		Alba plc
		Series 2007-1 Cl. A3
GBP	2,200	0.251% (3 Month GBP Libor + 0.170) 03/17/2039[3]	2,933
		Arbor Multifamily Mortgage Trust
		Series 2020-MF1 Cl. A5
	$2,900	2.756%—05/15/2053[1]	3,048
		Banc of America Alternative Loan Trust
		Series 2006 -7 Cl. A3
	7,800	5.913%—10/25/2036[3]	3,556
		Banc of America Funding Corp.
		Series 2007-C Cl. 7A5
	630	0.716% (1 Month USD Libor + 0.300) 05/20/2047[3]	635
		BCAP LLC Trust
		Series 2007-AA2 Cl. 12A1
	4,530	0.316% (1 Month USD Libor + 0.210) 05/25/2047[3]	4,350
		Series 2011-RR5 Cl. 12A1
	319	4.853%—03/26/2037[1,4]	322
		Series 2011-RR4 Cl. 8A1
	1,480	5.250%—02/26/2036[1,3]	942
			5,614
		Bear Stearns Adjustable Rate Mortgage Trust
		Series 2004-1 Cl. 12A5
	209	2.740%—04/25/2034[3]	208
		Series 2000-2 Cl. A1
	14	2.780%—11/25/2030[3]	14
		Series 2004-10 Cl. 12A3
	18	2.911%—01/25/2035[3]	19
		Series 2006-4 Cl. 1A1
	150	3.068%—10/25/2036[3]	148
			389
		Benchmark Mortgage Trust
		Series 2019-B9 Cl. A5
	5,200	4.016%—03/15/2052	5,933
		Chase Mortgage Finance Corp Trust
		Series 2006-A1 Cl. 4A1
	1,047	3.215%—09/25/2036[3]	956
		Citigroup Commercial Mortgage Trust
		Series 2015-GC33 Cl. A4
	4,900	3.778%—09/10/2058	5,411
		Citigroup Mortgage Loan Trust
		Series 2007-10 Cl.2A
	3,079	3.316%—09/25/2037[3]	3,004
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Comm Mortgage Trust
		Series 2016-787S Cl. A
	$5,400	3.545%—02/10/2036[1]	$ 5,865
		Countrywide Alternative Loan Trust
		Series 2006-6BC Cl. 1A2
	2,333	0.506% (1 Month USD Libor + 0.400) 05/25/2036[3]	1,928
		Series 2005-84 Cl. 1A1
	1,425	2.338%—02/25/2036[3]	1,300
		Series 2005-20CB Cl. 2A5
	1,640	5.500%—07/25/2035	1,413
		Series 2006-36T2 Cl. 1A4
	1,071	5.750%—12/25/2036	693
		Series 2006-1R Cl.2A3
	3,324	6.000%—08/25/2037	2,410
			7,744
		Countrywide Home Loan Mortgage Pass Through Trust
		Series 2007-HY5 Cl. 1A1
	581	3.497%—09/25/2047[3]	548
		Credit Suisse First Boston Mortgage Securities Corp.
		Series 2006-C2 Cl. A3
	273	6.000%—11/25/2035	224
		DC Office Trust
		Series 2019-MTC Cl. A
	4,900	2.965%—09/15/2045[1]	5,183
		Deutsche Alt-A Securities Inc. Mortgage Loan Trust
		Series 2007-AR2 Cl. A1
	3,677	0.256% (1 Month USD Libor + 0.150) 03/25/2037[3]	3,668
		DSLA Mortgage Loan Trust
		Series 2006-AR1 Cl. 1A1A
	1,360	1.062% (Fed 12 Month Treasury Average Constant Maturity Treasury + 0.920) 3/19/2046[3]	1,224
		Eurohome UK Mortgages plc
		Series 2007-1 Cl. A
GBP	1,711	0.230% (3 Month GBP Libor + 0.150) 06/15/2044[3]	2,316
		First Horizon Asset Securities Inc.
		Series 2005-AR6 Cl. 4A1
	$425	2.677%—02/25/2036[3]	399
		First Nationwide Trust
		Series 2001-3 Cl. 1A1
	—	6.750%—08/21/2031	—
		GSMPS Mortgage Loan Trust
		Series 2006-RP2 Cl. 1AF1
	4,066	0.506% (1 Month USD Libor + 0.400) 04/25/2036[1,3]	3,497
		GSR Mortgage Loan Trust
		Series 2005-AR7 Cl. 6A1
	165	2.865%—11/25/2035[3]	165
		Series 2005-AR3 Cl. 3A1
	276	2.973%—05/25/2035[3]	232
			397
		HarborView Mortgage Loan Trust
		Series 2004-8 Cl. 2A3
	463	0.935% (1 Month USD Libor + 0.410) 11/19/2034[3]	420
		Hawksmoor Mortgages
		Series 2019-1A Cl. A
GBP	20,505	1.099% (3 Month Sonia + 1.050) 05/25/2053[1,3]	28,456

6

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		HomeBanc Mortgage Trust
		Series 2006-H2 Cl. A2
	$1,452	0.466% (1 Month USD Libor + 0.180) 12/25/2036[3]	$ 1,446
		IndyMac ARM Trust
		Series 2001-H2 Cl. A2
	2	1.762%—01/25/2032[3]	2
		IndyMac IMSC Mortgage Loan Trust
		Series 2007-F2 Cl. 2A1
	2,901	6.500%—07/25/2037	1,510
		IndyMac INDX Mortgage Loan Trust
		Series 2007-AR13 Cl. 4A1
	11,806	3.024%—07/25/2037[3]	9,638
		Series 2005-AR31 Cl. 1A1
	863	3.025%—01/25/2036[3]	855
			10,493
		JP Morgan Mortgage Trust
		Series 2006-A6 Cl. 1A4L
	1,351	3.360%—10/25/2036[3]	1,190
		Series 2006-S1 Cl. 3A1
	252	5.500%—04/25/2036	258
			1,448
		JPMDB Commercial Mortgage Securities Trust
		Series 2016-C2 Cl. A4
	4,225	3.144%—06/15/2049	4,552
		Manhattan West
		Series 2020-1MW Cl. A
	4,900	2.130%—09/10/2039[1]	4,982
		Mansard Mortgages plc
		Series 2007-2X Cl. A1
GBP	837	0.730% (3 Month GBP Libor + 0.650) 12/15/2049[3]	1,148
		Merrill Lynch Alternative Note Asset Trust
		Series 2007-F1 Cl. 2A6
	$482	6.000%—03/25/2037	280
		MetLife Securitization Trust
		Series 2018-1A Cl. A
	3,550	3.750%—03/25/2057[1,3]	3,716
		Morgan Stanley Bank of America Merrill Lynch Trust
		Series 2015-C22 Cl. ASB
	4,901	3.040%—04/15/2048	5,117
		Onslow Bay Financial LLC
		Series 2018-1 Cl. A2
	4,200	0.756% (1 Month USD Libor + 0.700) 06/25/2057[1,3]	4,214
		Ready Capital Mortgage Financing LLC
		Series 2020-FL4 Cl. A
	5,800	2.256% (1 Month USD Libor + 2.150) 02/25/2035[1,3]	5,822
		Residential Accredit Loans Inc.
		Series 2007-QS4 Cl. 3A9
	2,541	6.000%—03/25/2037	2,452
		Residential Asset Securitization Trust
		Series 2007-A8 Cl. 2A1
	17,942	6.250%—08/25/2037	6,792
		Residential Funding Mortgage Securities I
		Series 2007-SA1 Cl. 2A2
	194	3.819%—02/25/2037[3]	157
		Series 2006-SA1 Cl. 2A1
	163	4.662%—02/25/2036[3]	146
			303
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Ripon Mortgages plc
		Series 1A Cl. A1
GBP	5,885	0.860% (3 Month GBP Libor + 0.800) 08/20/2056[1,3]	$ 8,140
		RMAC Securities plc
		Series 2006-NS4X Cl. A3A
	1,465	0.250% (3 Month GBP Libor + 0.170) 06/12/2044[3]	1,957
		Structured Adjustable Rate Mortgage Loan Trust
		Series 2007-1 Cl. 1A1
	$1,323	0.406% (1 Month USD Libor + 0.150) 02/25/2037[3]	1,319
		Series 2005-21A Cl. 3A1
	325	2.753%—04/25/2035[3]	331
			1,650
		Structured Asset Mortgage Investments Inc.
		Series 2005-AR5 Cl. A2
	253	0.615% (1 Month USD Libor + 0.250) 07/19/2035[3]	245
		Suntrust Adjustable Rate Mortgage Loan Trust
		Series 2007-S1 Cl. 1A
	322	2.919%—01/25/2037[3]	285
		Towd Point Mortgage Funding plc
		Series 2019-A13A Cl. A1
GBP	14,925	0.949% (3 Month Sonia + 0.900) 07/20/2045[1,3]	20,676
		Series 2020-14X Cl.A
	5,219	0.949% (3 Month Sonia + 0.900) 05/20/2045	7,221
		Series 2019-GR4A Cl. A1
	4,847	1.111% (3 Month GBP Libor + 1.025) 10/20/2051[1,3]	6,734
			34,631
		Washington Mutual Mortgage Pass Through Certificates Trust
		Series 2005-AR6 Cl. 2A1A
	$250	0.566% (1 Month USD Libor + 0.230) 04/25/2045[3]	247
		Series 2005-AR13 Cl. A1A1
	124	0.686% (1 Month USD Libor + 0.290) 10/25/2045[3]	124
		Series 2006-AR11 Cl. 3A1A
	1,388	1.062% (Fed 12 Month Treasury Average Constant Maturity Treasury + 0.920) 09/25/2046[3]	1,369
		Series 2006-AR8 Cl. 1A4
	2,015	3.103%—08/25/2046[3]	2,007
			3,747
		Wells Fargo Commercial Mortgage Trust
		Series 2018-C48
	7,117	4.302%—01/15/2052	8,201
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $195,475)			205,760

CORPORATE BONDS & NOTES—34.6%
AEROSPACE & DEFENSE—0.4%
		Boeing Co.
	6,100	1.950%—02/01/2024	6,274
AIRLINES—0.3%
		Jetblue Airways Corp.
	4,500	4.000%—05/15/2034	4,898

7

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
AUTOMOBILES—2.3%
		Ford Motor Credit Co. LLC
	$2,100	4.375%—08/06/2023	$ 2,221
		Ford Motor Credit Co. LLC MTN[5]
EUR	5,700	1.744%—07/19/2024	6,932
		Hyundai Capital America MTN[5]
	$5,200	0.800%—01/08/2024[1]	5,169
		Nissan Motor Acceptance Corp.
	1,900	3.875%—09/21/2023[1]	2,028
		Nissan Motor Co. Ltd.
	2,700	3.522%—09/17/2025[1]	2,889
	3,900	4.810%—09/17/2030[1]	4,335
			7,224
		Volkswagen Group of America Finance LLC
	4,700	3.350%—05/13/2025[1]	5,091
	4,800	4.750%—11/13/2028[1]	5,626
			10,717
		Volkswagen International Finance NV
EUR	1,800	1.003% (3 Month EUR Libor + 1.550) 11/16/2024[3]	2,249
			36,540
BANKS—6.9%
		Banco Bilbao Vizcaya Argentaria SA
	$1,600	0.875%—09/18/2023	1,606
	1,500	1.125%—09/18/2025	1,483
			3,089
		Banco Espirito Santo SA MTN[5]
EUR	3,500	0.000%—01/15/2049*	673
		Banco Santander SA
	700	6.750%—12/31/2099[6,7]	883
		Bank of America Corp. MTN[5]
	$4,800	0.981%—09/25/2025[7]	4,798
		Banque Federative du Credit Mutuel SA
	6,300	3.750%—07/20/2023[1]	6,751
		Barclays plc
	4,200	3.684%—01/10/2023	4,289
	3,700	4.610%—02/15/2023[7]	3,816
	2,700	7.875%—12/29/2049[6,7]	2,841
			10,946
		Barclays plc MTN[5]
GBP	4,000	3.250%—02/12/2027	5,994
		BBVA USA
	$2,900	2.500%—08/27/2024	3,055
		Citigroup Inc.
	4,700	2.572%—06/03/2031[7]	4,721
		Deutsche Bank AG/New York
	1,500	3.300%—11/16/2022	1,557
	4,500	3.961%—11/26/2025[7]	4,878
			6,435
		Deutsche Bank AG/New York MTN[5]
EUR	3,200	1.750%—01/17/2028	4,055
		Intesa Sanpaolo SpA
	$2,800	4.000%—09/23/2029[1]	3,047
		Lloyds Banking Group plc
	6,000	2.858%—03/17/2023[7]	6,124
		Lloyds Banking Group plc MTN[5]
EUR	1,500	3.500%—04/01/2026[7]	2,036
		Mitsubishi UFJ Financial Group Inc.
	$5,800	1.412%—07/17/2025	5,841
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
BANKS—Continued
		Mizuho Financial Group Inc.
	$5,100	0.849%—09/08/2024[7]	$ 5,116
	4,900	2.555%—09/13/2025[7]	5,132
			10,248
		NatWest Group PLC
	700	1.664% (3 Month USD Libor + 1.470) 05/15/2023[3]	708
	200	4.519%—06/25/2024[7]	216
	200	4.892%—05/18/2029[7]	230
	4,300	8.625%—12/29/2049[6,7]	4,394
			5,548
		NatWest Group PLC MTN[5]
EUR	600	2.000%—03/04/2025[7]	761
		Nordea Bank Abp
	$2,500	3.750%—08/30/2023[1]	2,684
		Oversea-Chinese Banking Corp. Ltd.
	3,700	0.648% (3 Month USD Libor + 0.450) 05/17/2021[1,3]	3,701
		Societe Generale SA MTN[5]
	4,100	4.250%—09/14/2023[1]	4,431
		Sumitomo Mitsui Financial Group Inc.
	5,000	1.474%—07/08/2025	5,041
		UniCredit SpA MTN[5]
	5,600	7.830%—12/04/2023[1]	6,519
		Wells Fargo & Co. MTN[5]
EUR	3,300	1.741%—05/04/2030[7]	4,279
			111,660
BEVERAGES—0.9%
		Anheuser-Busch InBev Worldwide Inc.
	$5,100	4.500%—06/01/2050	5,857
		Bacardi Ltd.
	4,700	4.450%—05/15/2025[1]	5,250
		Constellation Brands Inc.
	2,600	3.700%—12/06/2026	2,881
			13,988
BUILDING PRODUCTS—0.8%
		CRH America Finance Inc.
	3,200	3.950%—04/04/2028[1]	3,606
	3,200	4.500%—04/04/2048[1]	3,798
			7,404
		Fortune Brands Home & Security Inc.
	4,700	3.250%—09/15/2029	4,989
		Owens Corning
	300	4.200%—12/01/2024	331
			12,724
CAPITAL MARKETS—2.0%
		BGC Partners Inc.
	6,300	5.375%—07/24/2023	6,835
		Block Financial LLC Co.
	3,600	3.875%—08/15/2030	3,831
		Credit Agricole SA MTN[5]
	4,900	3.750%—04/24/2023[1]	5,218
		Credit Suisse Group AG
	5,100	2.997%—12/14/2023[1,7]	5,280
	4,900	3.750%—03/26/2025	5,315
			10,595

8

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
CAPITAL MARKETS—Continued
		Platin 1426 GmbH
EUR	2,700	6.875%—06/15/2023[1]	$ 3,292
		UBS Group AG
	$2,200	2.859%—08/15/2023[1,3]	2,264
			32,035
CHEMICALS—0.2%
		International Flavors & Fragrances Inc.
	3,700	3.200%—05/01/2023	3,868
CONSUMER FINANCE—0.5%
		Daimler Finance North America LLC
	5,300	3.700%—05/04/2023[1]	5,615
		Springleaf Finance Corp.
	2,800	6.875%—03/15/2025	3,185
			8,800
DIVERSIFIED CONSUMER SERVICES—0.1%
		Mitsubishi UFJ Lease & Finance Co. Ltd. MTN[5]
	1,500	2.250%—09/07/2021	1,509
DIVERSIFIED FINANCIAL SERVICES—1.5%
		Cantor Fitzgerald LP
	5,400	6.500%—06/17/2022[1]	5,738
		Imperial Brands Finance plc
	2,100	3.500%—02/11/2023[1]	2,180
	5,600	3.875%—07/26/2029[1]	5,980
			8,160
		Intercontinental Exchange
	3,600	1.850%—09/15/2032	3,334
		Rio Oil Finance Trust
	1,094	9.250%—07/06/2024[1]	1,220
	4,979	9.750%—01/06/2027[1]	5,876
			7,096
			24,328
DIVERSIFIED TELECOMMUNICATION SERVICES—1.1%
		Altice France SA
	440	7.375%—05/01/2026[1]	457
		AT&T Inc.
	4,900	1.650%—02/01/2028	4,777
		British Telecommunications plc
	1,300	4.500%—12/04/2023	1,422
		T-Mobile USA Inc.
	3,500	2.050%—02/15/2028[1]	3,478
		Verizon Communications Inc.
	6,695	3.376%—02/15/2025	7,308
			17,442
ELECTRIC UTILITIES—2.2%
		Exelon Corp.
	3,100	4.050%—04/15/2030	3,489
		FirstEnergy Corp.
	1,100	3.350%—07/15/2022	1,123
		Greenko Solar Mauritius Ltd.
	4,900	5.550%—01/29/2025[1]	5,059
		Jersey Central Power & Light Co.
	900	4.300%—01/15/2026[1]	996
	1,600	4.700%—04/01/2024[1]	1,742
			2,738
		Nextera Energy Capital Holdings Inc.
	6,000	2.250%—06/01/2030	5,939
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ELECTRIC UTILITIES—Continued
	Pacific Gas & Electric Co.
$5,100	1.573% (3 Month USD Libor + 1.375) 11/15/2021[3]	$ 5,117
2,900	3.150%—01/01/2026	3,024
300	3.300%—12/01/2027	310
1,700	3.400%—08/15/2024	1,812
2,000	3.450%—07/01/2025	2,123
1,800	3.500%—06/15/2025	1,911
1,500	4.250%—08/01/2023	1,602
600	4.550%—07/01/2030	645
		16,544
		34,892
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.1%
	Arrow Electronics Inc.
2,100	3.500%—04/01/2022	2,149
ENTERTAINMENT—0.2%
	Walt Disney Co.
3,900	2.650%—01/13/2031	4,016
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.1%
	Agree LP Co.
1,400	2.900%—10/01/2030	1,437
	Alexandria Real Estate Equities Inc.
2,100	2.750%—12/15/2029	2,164
	American Tower Corp.
5,000	2.750%—01/15/2027	5,253
	Boston Properties LP
4,905	2.750%—10/01/2026	5,218
	Brandywine Operating Partnership LP
5,000	4.100%—10/01/2024	5,419
	CBL & Associates LP
1,940	0.000%—10/15/2024*	1,123
4,500	0.000%—12/15/2026*	2,602
		3,725
	Crown Castle International Corp.
4,000	3.700%—06/15/2026	4,400
	Digital Realty Trust LP
5,500	4.450%—07/15/2028	6,317
	EPR Properties
1,900	4.500%—06/01/2027	1,958
600	4.950%—04/15/2028	628
		2,586
	Equinix Inc.
5,000	1.000%—09/15/2025	4,936
	GLP Capital LP / GLP Financing II Inc.
4,500	4.000%—01/15/2030	4,769
	Highwoods Realty LP
2,500	2.600%—02/01/2031	2,465
	OMEGA Healthcare Investors Inc.
309	4.375%—08/01/2023	332
	Physicians Realty LP
1,400	3.950%—01/15/2028	1,507
	Scentre Group Trust
5,700	4.375%—05/28/2030[1]	6,464
	Service Properties Trust
4,800	4.350%—10/01/2024	4,782
	Spirit Realty LP
4,700	3.400%—01/15/2030	4,933
		66,707

9

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
FOOD & STAPLES RETAILING—0.3%
	7-Eleven Inc.
$5,200	1.800%—02/10/2031[1]	$ 4,924
	CVS Pass-Through Trust
465	6.943%—01/10/2030	566
		5,490
HEALTH CARE EQUIPMENT & SUPPLIES—0.4%
	Boston Scientific Corp.
5,700	2.650%—06/01/2030	5,782
HEALTH CARE PROVIDERS & SERVICES—0.6%
	CVS Health Corp.
3,900	4.125%—04/01/2040	4,319
	HCA Inc.
4,000	5.375%—09/01/2026	4,547
100	5.875%—02/01/2029	118
		4,665
		8,984
HOTELS, RESTAURANTS & LEISURE—0.8%
	Expedia Group Inc.
1,450	6.250%—05/01/2025[1]	1,687
	Marriott International Inc.
5,000	3.500%—10/15/2032	5,227
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5,200	4.250%—05/30/2023[1]	5,346
		12,260
INDUSTRIAL CONGLOMERATES—0.2%
	Textron Inc.
3,800	2.450%—03/15/2031	3,762
INSURANCE—1.1%
	AIA Group Ltd.
5,900	0.707% (3 Month USD Libor + 0.520) 09/20/2021[1,3]	5,903
2,700	3.375%—04/07/2030[1]	2,910
		8,813
	Allstate Corp.
4,300	1.450%—12/15/2030	4,025
	Ambac LSNI LLC
755	6.000% (3 Month USD Libor + 5.000) 02/12/2023[1,3]	756
	American International Group
3,800	2.500%—06/30/2025	4,008
		17,602
IT SERVICES—0.5%
	Amdocs Ltd.
3,600	2.538%—06/15/2030	3,542
	Paypal Holdings Inc.
5,000	2.850%—10/01/2029	5,287
		8,829
MACHINERY—0.0%
	CNH Industrial Capital LLC
500	3.875%—10/15/2021	507
MEDIA—0.3%
	Charter Communications Operating LLC
4,800	4.464%—07/23/2022	4,995
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.1%
		ERP Operating LP
	$2,100	3.375%—06/01/2025	$ 2,281
OIL, GAS & CONSUMABLE FUELS—1.6%
		EQM Midstream Partners LP
	522	4.750%—07/15/2023	548
		Equinor ASA
	200	3.125%—04/06/2030	214
		MPLX LP
	3,300	4.900%—04/15/2058	3,691
		Occidental Petroleum Corp.
	3,900	2.900%—08/15/2024	3,895
		Odebrecht Drilling Norbe VIII/IX Ltd.
	185	6.350%—12/01/2021	184
	3,537	7.350%—12/01/2026	1,432
	9	7.350%—12/01/2026[1]	4
			1,620
		Odebrecht Offshore Drilling Finance Ltd.
	419	6.720%—12/01/2022	416
	3,716	7.720%—12/01/2026	747
			1,163
		Odebrecht Oil & Gas Finance Ltd.
	2,183	0.000%—09/12/2099[1,6,8]	32
		Rio Oil Finance Trust
	1,665	9.250%—07/06/2024	1,857
		Sabine Pass Liquefaction LLC
	900	4.200%—03/15/2028	997
	5,100	4.500%—05/15/2030	5,750
			6,747
		Shell International Finance BV
	5,200	2.750%—04/06/2030	5,414
			25,181
PHARMACEUTICALS—1.7%
		Abbvie Inc.
	4,900	2.600%—11/21/2024	5,191
	1,000	3.200%—11/06/2022	1,037
			6,228
		Bayer US Finance II LLC
	6,300	3.875%—12/15/2023[1]	6,779
	2,800	4.250%—12/15/2025[1]	3,128
			9,907
		Mylan NV
EUR	5,100	2.250%—11/22/2024	6,553
		Takeda Pharmaceutical Co. Ltd.
	$1,500	2.050%—03/31/2030	1,453
		Teva Pharmaceutical Finance Netherlands III BV
	3,000	6.750%—03/01/2028[9]	3,274
			27,415
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.3%
		Tesco Property Finance 5 plc
GBP	2,248	5.661%—10/13/2041	4,105
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.0%
		Broadcom Corp. / Broadcom Cayman Finance Ltd.
	$1,797	3.875%—01/15/2027	1,970

10

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
		Broadcom Inc.
	$5,107	3.459%—09/15/2026	$ 5,546
	4,003	3.469%—04/15/2034[1]	4,051
			9,597
		NXP BV / NXP Funding LLC / NXP USA Inc.
	4,600	3.875%—06/18/2026[1]	5,097
			16,664
SOFTWARE—0.5%
		Oracle Corp.
	400	2.950%—04/01/2030	414
	3,500	3.600%—04/01/2040	3,588
			4,002
		VMware Inc.
	3,600	4.650%—05/15/2027	4,121
			8,123
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.7%
		Dell International LLC / EMC Corp.
	4,000	5.450%—06/15/2023[1]	4,366
	800	5.850%—07/15/2025[1]	939
	3,300	6.020%—06/15/2026[1]	3,939
			9,244
		NetApp Inc.
	1,500	1.875%—06/22/2025	1,541
			10,785
TRADING COMPANIES & DISTRIBUTORS—0.4%
		AerCap Ireland Capital DAC / AerCap Global Aviation Trust
	403	3.500%—05/26/2022	413
		Aviation Capital Group LLC
	5,300	4.125%—08/01/2025[1]	5,671
			6,084
TRANSPORTATION INFRASTRUCTURE—0.1%
		Central Nippon Expressway Co. Ltd.
	1,150	2.849%—03/03/2022	1,172
WATER UTILITIES—0.3%
		Essential Utilities Inc.
	4,100	2.400%—05/01/2031	4,071
WIRELESS TELECOMMUNICATION SERVICES—0.1%
		Sprint Communications Inc.
	800	6.000%—11/15/2022	855
		Sprint Corp.
	1,390	7.250%—09/15/2021	1,421
			2,276
TOTAL CORPORATE BONDS & NOTES
(Cost $537,816)			558,198

FOREIGN GOVERNMENT OBLIGATIONS—6.8%
		Abu Dhabi Government International Bond[5]
	3,600	3.125%—04/16/2030[1]	3,892
		Bank of Israel Bill - Makam
ILS	13,500	0.000%—04/06/2022[8]	4,176
		Brazil Letras Do Tesouro Nacional
BRL	212,400	0.000%—10/01/2021[8]	38,424
FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount			Value
		Chile Government International Bond
EUR	3,500	1.250%—01/22/2051	$ 3,711
		Israel Government International Bond
	$4,800	2.750%—07/03/2030	5,067
	4,600	3.875%—07/03/2050	5,134
			10,201
		Japan International Cooperation Agency
	6,900	2.750%—04/27/2027	7,451
		Peruvian Government International Bond
	5,600	2.783%—01/23/2031	5,622
PER	8,600	5.940%—02/12/2029	2,471
	15,000	6.350%—08/12/2028	4,421
	5,600	8.200%—08/12/2026	1,874
			14,388
		Province of Ontario Canada
CAD	5,600	3.150%—06/02/2022	4,698
		Province of Quebec Canada
	3,800	3.500%—12/01/2022	3,248
	13,900	4.250%—12/01/2021	11,574
			14,822
		Provincia de Buenos Aires
ARS	310	37.854% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.750) 04/12/2025[1,3]	3
		Qatar Government International Bond
	$5,500	3.375%—03/14/2024	5,924
	2,000	4.500%—01/20/2022	2,061
			7,985
		Republic of Argentina Bills
ARS	33	0.000%—06/30/2021[8]	—
	5,765	0.000%—09/13/2021[8,10]	63
			63
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $113,650)			109,814

MORTGAGE PASS-THROUGH—25.7%
		Federal Home Loan Mortgage Corp.
	$1	2.388% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 2.209) 06/01/2024[3]	1
	16	2.504% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 2.250) 08/01/2035[3]	17
	5,900	2.700%—08/01/2023	5,976
	551	3.500%—01/01/2026-02/01/2035	589
	1,646	4.000%—03/01/2025-04/01/2048	1,773
	209	4.500%—12/01/2040-09/01/2041	235
	625	5.500%—02/01/2038-07/01/2038	730
	2,214	6.000%—01/01/2029-05/01/2040	2,621
			11,942
		Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
	17,404	1.340%—08/25/2022[3]	233
		Federal Home Loan Mortgage Corp. REMIC[11]
	4,579	0.465% (1 Month USD Libor + 0.350) 08/15/2040-10/15/2040[3]	4,599

11

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
$13	0.565% (1 Month USD Libor + 0.450) 11/15/2030[3]	$ 13
10	8.000%—08/15/2022	10
		4,622
	Federal Home Loan Mortgage Corp. Structured Pass Through Certificates
	Series T-63 Cl. 1A1
65	1.579% (Fed 12 Month Treasury Average Constant Maturity Treasury + 1.200) 02/25/2045[3]	66
	Series E3 Cl. A
16	3.855%—08/15/2032[3]	16
		82
	Federal National Mortgage Association
134	1.548% (Fed 12 Month Treasury Average Constant Maturity Treasury + 1.400) 10/01/2040[3]	136
5,123	2.310%—08/01/2022	5,200
384	2.647% (12 Month USD Libor + 1.693) 08/01/2035[3]	389
397	2.661% (12 Month USD Libor + 1.715) 06/01/2035[3]	420
21	2.695% (12 Month USD Libor + 1.674) 05/01/2035[3]	21
33	3.000%—06/01/2021-11/01/2025	35
6,262	3.500%—10/01/2021-05/01/2035	6,697
6,134	4.000%—09/01/2023-02/01/2048	6,597
4,576	4.500%—11/01/2022-10/01/2042	4,955
1,702	5.000%—10/01/2031-06/01/2044	1,921
16,671	5.500%—01/01/2025-09/01/2041	19,362
5,409	6.000%—07/01/2023-06/01/2040	6,339
		52,072
	Federal National Mortgage Association REMIC[11]
	Series 2015-38 Cl. DF
2,803	0.425% (1 Month USD Libor + 0.310) 06/25/2055[3]	2,795
	Series 2006-5 Cl. 3A2
36	2.119%—05/25/2035[3]	37
	Series 2020-M1 Cl. A2
4,400	2.444%—10/25/2029	4,671
	Series 2011-98 Cl. ZL
53,560	3.500%—10/25/2041	56,605
	Series 2003-25 Cl. KP
328	5.000%—04/25/2033	373
	Series 2003-W1 Cl. 1A1
129	5.226%—12/25/2042[3]	141
		64,622
	Federal National Mortgage Association TBA[12]
204,300	2.000%—06/17/2036-06/14/2051	206,645
20,400	2.500%—07/14/2050	21,068
12,900	3.500%—06/13/2048	13,715
		241,428
	Government National Mortgage Association
1,149	3.000%—11/15/2049	1,201
2,253	5.000%—08/15/2033-06/15/2041	2,601
		3,802
	Government National Mortgage Association II
169	2.000% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 01/20/2025-02/20/2032[3]	176
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
$57	2.125% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 10/20/2025-11/20/2029[3]	$ 59
53	2.250% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 08/20/2022-07/20/2027[3]	55
14	2.875% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 05/20/2024[3]	14
3,224	4.500%—02/20/2049	3,497
143	5.000%—01/20/2049	157
		3,958
	Government National Mortgage Association TBA[12]
5,000	4.000%—06/21/2046	5,357
23,500	5.000%—06/18/2045	26,566
		31,923
TOTAL MORTGAGE PASS-THROUGH
(Cost $404,970)		414,684

MUNICIPAL BONDS—0.6%
	Chicago Transit Authority
75	6.300%—12/01/2021	77
	City of Chicago, IL
816	7.750%—01/01/2042	914
	New Jersey Transportation Trust Fund Authority
1,400	2.551%—06/15/2023	1,447
	New York State Urban Development Corp.
3,900	1.496%—03/15/2027	3,909
	University of California
3,600	1.316%—05/15/2027	3,586
TOTAL MUNICIPAL BONDS
(Cost $9,774)		9,933

PREFERRED STOCKS—1.3%
Shares
PREFERRED STOCKS—1.3%
656,033	AT&T Mobility II LLC	17,256 [x]
3,000,000	Depository Trust & Clearing Corp.[1]	2,963
TOTAL PREFERRED STOCKS
(Cost $20,730)		20,219

U.S. GOVERNMENT OBLIGATIONS—19.4%
Principal Amount
	U.S. Treasury Bonds
$54,700	1.375%—11/15/2040-08/15/2050	44,646
2,500	1.625%—11/15/2050	2,139
10,600	1.875%—02/15/2041	10,087
32,500	2.500%—02/15/2045	33,935
7,300	2.875%—05/15/2043-08/15/2045	8,145
5,700	3.000%—02/15/2048	6,530
70,000	3.125%—08/15/2044	81,337

12

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
$13,400	3.375%—05/15/2044	$ 16,188
4,200	4.250%—05/15/2039	5,605
		208,612
	U.S. Treasury Notes
13,100	1.875%—07/31/2022[9]	13,394
41,000	2.000%—08/31/2021	41,262
49,500	2.000%—10/31/2021-12/31/2021[9]	50,116
		104,772
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $317,438)		313,384

SHORT-TERM INVESTMENTS—3.3%
REPURCHASE AGREEMENTS—2.7%
$43,200	Repurchase Agreement with RBC Capital Markets LLC dated April 30, 2021 due May 03, 2021 at 0.010% collateralized by U.S. Treasury Notes (value $43,845)	43,200
SHORT-TERM INVESTMENTS—Continued
Principal Amount		Value
U.S. GOVERNMENT OBLIGATIONS—0.6%
	Federal Home Loan Bank Discount Notes
$10,800	0.020%—06/16/2021†	$ 10,800
TOTAL SHORT-TERM INVESTMENTS
(Cost $54,000)		54,000
TOTAL INVESTMENTS—115.0%
(Cost $1,819,999)		1,855,746
CASH AND OTHER ASSETS, LESS LIABILITIES—(15.0)%		(242,543)
TOTAL NET ASSETS—100.0%		$1,613,203

FORWARD CURRENCY CONTRACTS
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	$ 11,566	BRL 62,496	05/04/2021	$ (64)
Citibank NA	$ 11,371	BRL 62,496	06/02/2021	99
Deutsche Bank AG	$ 11,273	BRL 62,496	05/04/2021	228
Citibank NA	BRL 62,496	$ 11,394	05/04/2021	(107)
Deutsche Bank AG	BRL 62,496	$ 11,566	05/04/2021	64
JP Morgan Chase Bank NA	BRL 109,000	$ 37,551	10/04/2021	(954)
Citibank NA	$ 1,080	GBP 771	05/17/2021	(15)
HSBC Bank USA	$ 1,411	GBP 1,905	05/17/2021	(42)
Citibank NA	GBP 67,987	$ 94,498	05/17/2021	601
JP Morgan Chase Bank NA	GBP 1,414	$ 1,970	05/17/2021	18
BNP Paribas SA	$ 16,046	CAD 19,740	05/04/2021	14
HSBC Bank USA	$ 3,824	CAD 4,742	05/04/2021	35
BNP Paribas SA	CAD 7,124	$ 5,649	05/04/2021	(147)
BNP Paribas SA	CAD 19,740	$ 16,047	06/02/2021	(14)
Citibank NA	CAD 17,358	$ 13,783	05/04/2021	(339)
HSBC Bank USA	CAD 4,742	$ 3,824	06/02/2021	(35)
HSBC Bank USA	$ 96	CLP 68,954	05/17/2021	1
HSBC Bank USA	$ 6,799	CLP 4,937,937	06/18/2021	147
HSBC Bank USA	EUR 31,648	$ 38,249	05/17/2021	187
BNP Paribas SA	$ 135	INR 10,029	06/16/2021	(1)
Société Générale	JPY 156,600	$ 1,480	05/17/2021	47
HSBC Bank USA	$ 7,138	MXN 150,107	09/03/2021	166
Citibank NA	ILS 13,500	$ 4,120	04/06/2022	(61)
BNP Paribas SA	PER 1,804	$ 1,143	08/04/2021	28
Citibank NA	PER 4,467	$ 1,215	06/08/2021	34
Citibank NA	PER 2,803	$ 758	06/14/2021	17
Citibank NA	PER 5,056	$ 1,380	06/23/2021	43
Citibank NA	PER 10,072	$ 2,775	07/08/2021	112
Citibank NA	PER 6,963	$ 1,900	08/18/2021	60
Citibank NA	PER 1,810	$ 488	09/20/2021	10
Total Forward Currency Contracts				$ 132

13

Harbor Bond Fund
Portfolio of Investments—Continued

FUTURES CONTRACTS
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Futures (Short)	10	06/08/2021	EUR 1,700	$ 18
Euro-Buxl Futures (Short)	35	06/08/2021	7,066	98
Long Gilt Futures (Short)	20	06/28/2021	GBP 2,553	31
U.S. Treasury Bond Futures 30 year (Short)	106	06/21/2021	$ 16,669	357
U.S. Treasury Note Futures 5 year (Short)	436	06/30/2021	54,037	452
U.S. Treasury Note Futures 10 year (Long)	1,152	06/21/2021	152,100	(2,163)
Total Futures Contracts				$(1,207)

PURCHASED OPTIONS
PURCHASED SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option (Put)	Goldman Sachs Bank USA	SONIA Overnight Deposit Rates Swap	Receive	0.900%	03/15/2022	5,000,000	$528	$519

WRITTEN OPTIONS
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Federal National Mortgage Association Future Option 30 year (Call)	Goldman Sachs & Co. LLC	$ 101.23	07/07/2021	5,000,000	$ 25	$(25)
Federal National Mortgage Association Future Option 30 year (Put)	Goldman Sachs & Co. LLC	98.98	06/07/2021	4,000,000	21	(6)
Federal National Mortgage Association Future Option 30 year (Put)	Goldman Sachs & Co. LLC	101.17	06/07/2021	5,000,000	30	(3)
Federal National Mortgage Association Future Option 30 year (Put)	Goldman Sachs & Co. LLC	102.12	05/06/2021	5,000,000	22	—
Federal National Mortgage Association Future Option 30 year (Call)	JP Morgan Chase Bank NA	100.53	06/07/2021	4,000,000	21	(31)
Federal National Mortgage Association Future Option 30 year (Put)	JP Morgan Chase Bank NA	98.53	06/07/2021	4,000,000	25	(5)
Federal National Mortgage Association Future Option 30 year (Put)	JP Morgan Chase Bank NA	100.75	05/06/2021	7,000,000	49	(10)
Total Written Options Not Settled Through Variation Margin					$193	$(80)
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option (Put)	Goldman Sachs Bank USA	SONIA Overnight Deposit Rates Swap	Pay	0.800%	03/15/2022	13,500,000	$513	$(544)
Total Written Options							$706	$(624)

INTEREST RATE SWAP AGREEMENTS
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Brazil CETIP Interbank Deposit	Receive	2.850%	At maturity	01/03/2022	BRL 74,900	$ 127	$ (1)	$ 128
CME Group	Brazil CETIP Interbank Deposit	Receive	2.859	At maturity	01/03/2022	51,000	84	—	84
CME Group	Brazil CETIP Interbank Deposit	Receive	2.860	At maturity	01/03/2022	59,300	101	(1)	102
CME Group	Brazil CETIP Interbank Deposit	Receive	2.870	At maturity	01/03/2022	16,900	28	—	28
CME Group	Brazil CETIP Interbank Deposit	Receive	2.871	At maturity	01/03/2022	27,000	45	—	45
CME Group	Brazil CETIP Interbank Deposit	Receive	2.883	At maturity	01/03/2022	17,000	27	—	27
CME Group	Brazil CETIP Interbank Deposit	Pay	3.345	At maturity	01/03/2022	7,800	(8)	—	(8)
CME Group	Brazil CETIP Interbank Deposit	Pay	3.350	At maturity	01/03/2022	153,200	(149)	(6)	(143)
CME Group	Brazil CETIP Interbank Deposit	Pay	3.360	At maturity	01/03/2022	945,100	(212)	276	(488)
CME Group	Brazil CETIP Interbank Deposit	Pay	3.700	At maturity	01/03/2022	124,000	(87)	(73)	(14)
14

Harbor Bond Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	SONIA Overnight Deposit Rates Swap	Receive	0.500%	Annual	06/16/2051	GBP 24,300	$4,049	$(1,838)	$ 5,887
CME Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/18/2026	JPY 1,230,000	(169)	(51)	(118)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.064)	Semi-annual	09/19/2026	225,000	(8)	—	(8)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	09/20/2027	2,180,000	(347)	(114)	(233)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/20/2028	1,020,000	(168)	73	(241)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.380	Semi-annual	06/18/2028	5,480,000	1,249	209	1,040
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.399	Semi-annual	06/18/2028	770,000	(187)	(1)	(186)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.450	Semi-annual	03/20/2029	660,000	(184)	(48)	(136)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.750	Semi-annual	03/20/2038	104,000	(67)	6	(73)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.800	Semi-annual	10/22/2038	220,000	(158)	—	(158)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.750	Semi-annual	12/20/2038	27,800	(20)	2	(22)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.103	Semi-annual	08/28/2039	10,000	(4)	—	(4)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	1.000	Semi-annual	03/21/2048	230,000	267	561	(294)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.538	Semi-annual	03/15/2051	765,000	9	(5)	14
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.520	Semi-annual	03/16/2051	206,000	12	—	12
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.350	Semi-annual	03/17/2051	184,000	93	102	(9)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.557	Semi-annual	03/17/2051	695,000	(26)	—	(26)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.570	Semi-annual	03/19/2051	176,000	(13)	—	(13)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.572	Semi-annual	04/07/2051	78,000	(6)	—	(6)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.800	Semi-annual	08/22/2023	$ 86,000	5,350	(1,932)	7,282
Centrally Cleared Interest Rate Swaps									$12,469
Interest Rate Swaps									$12,469
CREDIT DEFAULT SWAP AGREEMENTS
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Payment Frequency	Notional Amount[d] (000s)	Value [e] (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Rolls-Royce PLC 2.125% due 06/18/2021	Sell	1.000%	06/20/2025	2.472%	Quarterly	EUR 5,000	$(342)	$(892)	$550
ICE Group	Tesco PLC 6.000% due 12/14/2029	Sell	1.000	06/20/2022	0.182	Quarterly	2,300	29	(113)	142
ICE Group	Markit CDX North America High Yield Index Series 36 0.001%	Buy	5.000	06/20/2026	2.865	Quarterly	$ 6,300	(657)	(601)	(56)
15

Harbor Bond Fund
Portfolio of Investments—Continued

CREDIT DEFAULT SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued
Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Payment Frequency	Notional Amount[d] (000s)	Value [e] (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000%	12/20/2023	0.416%	Quarterly	$ 2,700	$ 45	$(119)	$ 164
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	06/20/2024	0.456	Quarterly	1,200	22	(3)	25
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	12/20/2024	0.543	Quarterly	2,600	46	(37)	83
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	06/20/2026	0.772	Quarterly	4,000	50	33	17
ICE Group	Markit CDX North America High Yield Index Series 35 0.001%	Buy	5.000	12/20/2025	2.664	Quarterly	3,300	(346)	(238)	(108)
ICE Group	The Boeing Company 8.750% due 08/15/2021	Sell	1.000	12/20/2022	0.669	Quarterly	5,200	34	1	33
Centrally Cleared Credit Default Swaps										$ 850
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Payment Frequency	Notional Amount[d] (000s)	Value [e] (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	Equitable Holdings Inc. 3.900% due 04/20/2023	Sell	1.000%	06/20/2023	0.277%	Quarterly	$ 4,200	$70	$(115)	$ 185
Credit Default Swaps										$ 1,035
Total Swaps										$13,504

FIXED INCOME INVESTMENTS SOLD SHORT — (2.3)%
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 23,000	Federal National Mortgage Association TBA[12] 4.000%—05/13/2051	$ 24,686	$ (24,712)
13,000	Federal National Mortgage Association TBA[12] 2.000%—05/13/2051	12,995	(13,130)
	Total Fixed Income Investments Sold Short	$ 37,681	$ (37,842)
REVERSE REPURCHASE AGREEMENTS— (0.2)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Payable for Reverse Repurchase Agreements (000s)
Barclays Bank PLC	(0.450)%	03/16/2021	03/17/2023	$3,347	$(3,347)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of April 30, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$169,754	$—	$169,754
Collateralized Mortgage Obligations	—	205,760	—	205,760
Corporate Bonds & Notes	—	558,198	—	558,198
Foreign Government Obligations	—	109,814	—	109,814
16

Harbor Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Mortgage Pass-Through	$ —	$ 414,684	$ —	$ 414,684
Municipal Bonds	—	9,933	—	9,933
Preferred Stocks	—	2,963	17,256	20,219
U.S. Government Obligations	—	313,384	—	313,384
Short-Term Investments
Repurchase Agreements	—	43,200	—	43,200
U.S. Government Obligations	—	10,800	—	10,800
Total Investments in Securities	$ —	$1,838,490	$17,256	$1,855,746
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 1,911	$ —	$ 1,911
Futures Contracts	956	—	—	956
Purchased Options	—	519	—	519
Swap Agreements	—	15,848	—	15,848
Total Financial Derivative Instruments - Assets	$ 956	$ 18,278	$ —	$ 19,234
Liability Category
Fixed Income Investments Sold Short	$ —	$ (37,842)	$ —	$ (37,842)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (1,779)	$ —	$ (1,779)
Futures Contracts	(2,163)	—	—	(2,163)
Swap Agreements	—	(2,344)	—	(2,344)
Written Options	—	(624)	—	(624)
Total Financial Derivative Instruments - Liabilities	$(2,163)	$ (4,747)	$ —	$ (6,910)
Total Investments	$(1,207)	$1,814,179	$17,256	$1,830,228
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2021. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2020 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3[h] (000s)	Ending Balance as of 04/30/2021 (000s)	Unrealized Gain/ Loss as of 04/30/2021 (000s)
Asset-Backed Securities	$ 5,099	$—	$—	$—	$ —	$ 49	$—	$5,148	$ —	$ —
Escrow	—	—	—	—	(12)	12	—	—	—	—
Preferred Stocks	17,513	—	—	—	—	(257)	—	—	17,256	(488)
	$22,612	$—	$—	$—	$(12)	$(196)	$—	$5,148	$17,256	$(488)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Balance as of 04/30/2021 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Preferred Stocks
AT&T Mobility II LLC	$ 17,256	Market Approach	Trade Price	$ 27.05
REMAINING CONTRACTUAL MATURITY OF TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by collateral type, as of April 30, 2021.
	Overnight and Continuous (000s)	Up to 30 Days (000s)	31-90 Days (000s)	Greater Than 90 Days (000s)	Total (000s)
Reverse Repurchase Agreements
U.S. Treasury Obligations	$—	$—	$—	$3,347	$3,347
17

Harbor Bond Fund
Portfolio of Investments—Continued

*	Security in Default
†	Coupon represents yield to maturity
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2021, the aggregate value of these securities was $399,050 or 25% of net assets.
2	CLO after the name of a security stands for Collateralized Loan Obligation.
3	Variable or floating rate security; the stated rate represents the rate in effect at April 30, 2021. The variable rate for such securities may be based on the indicated reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.
4	Step coupon security; the stated rate represents the rate in effect at April 30, 2021.
5	MTN after the name of a security stands for Medium Term Note.
6	Perpetuity bond; the maturity date represents the next callable date.
7	Rate changes from fixed to variable rate at a specified date prior to its final maturity. Stated rate is fixed rate currently in effect and stated date is the final maturity date, except for perpetuity bonds.
8	Zero coupon bond
9	At April 30, 2021, a portion of securities held by the Fund were pledged as collateral for exchange traded and centrally cleared derivatives, over-the-counter (OTC) derivatives, forward commitments, or secured borrowings (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $18,340 or 1% of net assets.
10	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
11	REMICs are collateralized mortgage obligations which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
12	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2021. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
h	Transferred from Level 3 to Level 2 due to the availability of observable market data for pricing
ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
EUR	Euro
GBP	British Pound Sterling
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PER	Peruvian Nuevo Sol
The accompanying notes are an integral part of the Financial Statements.
18

Harbor Convertible Securities Fund
Manager’s Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark R. Shenkman
Since 2011
Justin W. Slatky
Since 2017
Jordan N. Barrow, CFA
Since 2016
Thomas Whitley, CFA
Since 2019
Shenkman Capital has subadvised the Fund since 2011.
Investment Objective
The Fund seeks to maximize total returns (i.e., current income and capital appreciation).
Mark R. Shenkman

Justin W. Slatky

Jordan N. Barrow, CFA

Thomas Whitley, CFA

Management’s Discussion of
Fund Performance
Market Review
The six-month period ended April 30, 2021 was a bullish but increasingly volatile time period for U.S. equities. While the S&P 500 and the Dow Jones Industrial Average both closed the period within 1% of their highs, the NASDAQ Composite and Russell 2000® indices were a bit more volatile. This is evidenced by their realized volatility of 38% and 23% higher than the S&P 500’s, respectively. October through January saw continued strength in sectors that have been less impacted from COVID-19, such as Information Technology, while the more traditionally cyclical sectors of Financials and Industrials led much of the gains in the S&P 500 during the second half of the period. 2021 has seen an increased focus on the timing and magnitude of the pandemic reopening from market traders.
The ICE BofA U.S. Convertible Mandatory Index (“V0A0” or the “Index”) returned 29.00% for the six-month period ended April 30, 2021. The largest contributing sectors were generally the largest weights in the Index: Information Technology, Consumer Discretionary, Communications Services, and Healthcare. New issue activity remained robust during the period and accelerated into 2021. $60 billion of primary issuance priced off of U.S. desks during the period. The market continues to see a healthy mix of new and repeat issuers in growth industries, as well as new issuers from traditionally value-oriented areas.
Performance
Harbor Convertible Securities Fund returned 18.10% (Retirement Class), 18.07% (Institutional Class), 17.85% (Administrative Class) and 17.83% (Investor Class) for the six-month period ended April 30, 2021, compared with the 29.00% return of the Index during the same period. The Fund was negatively impacted relative to the benchmark due to an underweight allocation in the most equity like portion of the market (those securities with a 100% investment premium or more), which the Fund stylistically tends to underweight/sell due to excess equity sensitivity.
From an industry contribution point of view, the best performing industries in the Fund were Software, Entertainment, and Semiconductors. The Fund’s Software holdings returned 14.42% during the period. Initially helped by increased enterprise spending relating to work-from-home employees and potential cybersecurity attacks, the industry gave up some of its earlier gains as higher-multiple equities sold off during the February to March time frame. Entertainment was aided by a mix of internet-related companies, such as Bilibili, as well as traditional entertainment providers, such as Live Nation. The Semiconductor industry has continued to benefit from increased spending on more efficient hardware, as well as better pricing in the wake of recent microchip shortages.
Negatively contributing industries were mostly lacking during the period, but losses were focused around the Consumer Finance, Electrical Equipment, and Leisure Products industries. Within Consumer Finance, LendingTree was a detractor. The company connects borrowers and lenders online for various consumer products, and the equity has recently been volatile due to fears of weakening mortgage demand in the wake of higher interest rates. In Electrical Equipment, Sunrun was the only security held in the Fund. A provider of solar-roof equipment and services, the solar energy market has been volatile around fluctuating traditional energy prices and uncertainty on government subsidies. In Leisure Products, Peloton was again the Fund’s only holding in that industry. Despite strong growth and earnings, the company has been under pressure over potential safety concerns around its new treadmill line of products.
19

Harbor Convertible Securities Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Convertible Securities Fund
Retirement Class[1]	18.10%	42.47%	12.86%	8.26%
Institutional Class	18.07	42.27	12.76	8.21
Administrative Class	17.85	41.88	12.40	7.91
Investor Class	17.83	41.78	12.33	7.81
Comparative Index
ICE BofA U.S. Convertible Ex Mandatory	29.00%	65.10%	20.92%	13.35%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.69% (Net) and 0.74% (Gross) (Retirement Class), 0.77% (Net) and 0.82% (Gross) (Institutional Class), 1.02% (Net) and 1.07% (Gross) (Administrative Class), and 1.13% (Net) and 1.18% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
Outlook & Strategy
Volatility has remained high during the market bounce back and subsequent bull run of the last year. This has led to increased opportunities in active rebalancing, both through taking advantage of fluctuations in the secondary market, as well as primary purchases of new companies who are issuing convertibles for the first time.
Looking forward, given recent market upheaval and sustained volatility in equity markets, we believe long term prospects remain constructive for convertible securities. The prospects include: balanced posture of the convertible market with an emphasis on credit; an issuer base with long term growth characteristics; a new issue conduit for backed up High Yield and/or Equity issuers; and potential upside combination of underlying equity improvement and credit spread tightening.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. As interest rates rise, the values of convertible securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Credit risk is higher for the Fund because it invests primarily in convertible securities of companies with debt rated below investment grade. High yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
20

Harbor Convertible Securities Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Sector Allocation (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—0.8%
(Cost $1,257)
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.8%
34,020	Marvell Technology Inc.	$ 1,538

CONVERTIBLE BONDS—97.1%
Principal Amount
AEROSPACE & DEFENSE—0.5%
	Parsons Corp.
$840	0.250%—08/15/2025[1]	964
AIRLINES—2.1%
	Jetblue Airways Corp.
1,637	0.500%—04/01/2026[1]	1,797
	Southwest Airlines Co.
602	1.250%—05/01/2025	1,048
	Spirit Airlines Inc.
999	1.000%—05/15/2026	1,030
		3,875
AUTO COMPONENTS—0.4%
	CIE Generale des Etablissements Michelin SCA
800	0.000%—01/10/2022[2]	829
AUTOMOBILES—1.7%
	Ford Motor Co.
1,590	0.000%—03/15/2026[1,2]	1,578
	Winnebago Industries Inc.
1,079	1.500%—04/01/2025	1,543
		3,121
BANKS—0.4%
	BofA Finance LLC MTN[3]
643	0.250%—05/01/2023	729
BIOTECHNOLOGY—4.5%
	BioMarin Pharmaceutical Inc.
2,515	0.599%—08/01/2024	2,565
	Coherus Biosciences Inc.
586	1.500%—04/15/2026	626
CONVERTIBLE BONDS—Continued
Principal Amount		Value
BIOTECHNOLOGY—Continued
	Exact Sciences Corp.
$756	0.375%—03/15/2027	$ 1,033
44	1.000%—01/15/2025	83
		1,116
	Halozyme Therapeutics Inc.
820	0.250%—03/01/2027[1]	793
	Ionis Pharmaceuticals Inc.
560	0.125%—12/15/2024	521
	Ironwood Pharmaceuticals Inc.
460	0.750%—06/15/2024	506
451	1.500%—06/15/2026	506
		1,012
	Neurocrine Biosciences Inc.
414	2.250%—05/15/2024	548
	Qiagen NV
1,200	0.000%—12/17/2027[2]	1,199
		8,380
CAPITAL MARKETS—0.8%
	Ares Capital Corp.
1,191	3.750%—02/01/2022	1,235
233	4.625%—03/01/2024	254
		1,489
COMMUNICATIONS EQUIPMENT—0.7%
	Lumentum Holdings Inc.
1,237	0.500%—12/15/2026	1,372
CONSTRUCTION & ENGINEERING—0.9%
	Vinci SA
1,400	0.375%—02/16/2022	1,649
CONSUMER FINANCE—0.6%
	LendingTree Inc.
1,254	0.500%—07/15/2025[1]	1,114
DIVERSIFIED CONSUMER SERVICES—1.5%
	Chegg Inc.
1,755	0.000%—09/01/2026[1,2]	1,937
	K12 Inc.
1,047	1.125%—09/01/2027[1]	942
		2,879

21

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—2.0%
	Cable One Inc.
$944	0.000%—03/15/2026[1,2]	$ 922
	Liberty Broadband Corp.
514	1.250%—09/30/2050[1]	512
1,124	2.750%—09/30/2050[1]	1,159
		1,671
	Liberty Latin America Ltd.
647	2.000%—07/15/2024	661
	Vonage Holdings Corp.
410	1.750%—06/01/2024	449
		3,703
ELECTRICAL EQUIPMENT—0.3%
	Sunrun Inc.
607	0.000%—02/01/2026[1,2]	502
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.9%
	II-VI Inc.
459	0.250%—09/01/2022	686
	Insight Enterprises Inc.
1,217	0.750%—02/15/2025	1,872
	Itron Inc.
975	0.000%—03/15/2026[1,2]	973
		3,531
ENTERTAINMENT—3.2%
	iQIYI Inc.
868	2.000%—04/01/2025	803
	Live Nation Entertainment Inc.
1,499	2.000%—02/15/2025	1,653
1,387	2.500%—03/15/2023	1,871
		3,524
	Zynga Inc.
643	0.000%—12/15/2026[1,2]	698
687	0.250%—06/01/2024	967
		1,665
		5,992
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.6%
	IH Merger Sub LLC
729	3.500%—01/15/2022	1,128
FOOD & STAPLES RETAILING—0.7%
	Shake Shack Inc.
1,367	0.000%—03/01/2028[1,2]	1,300
FOOD PRODUCTS—1.0%
	Beyond Meat Inc.
1,927	0.000%—03/15/2027[1,2]	1,835
HEALTH CARE EQUIPMENT & SUPPLIES—4.7%
	CONMED Corp.
975	2.625%—02/01/2024	1,614
	Dexcom Inc.
1,690	0.250%—11/15/2025[1]	1,699
	Haemonetics Corp.
831	0.000%—03/01/2026[1,2]	691
	Insulet Corp.
993	0.375%—09/01/2026	1,428
	Integra Lifesciences Holdings Corp.
773	0.500%—08/15/2025	894
CONVERTIBLE BONDS—Continued
Principal Amount		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
	Nuvasive Inc.
$1,686	1.000%—06/01/2023[1]	$ 1,829
	Tandem Diabetes Care Inc.
556	1.500%—05/01/2025[1]	615
		8,770
HEALTH CARE PROVIDERS & SERVICES—0.5%
	Guardant Health Inc.
747	0.000%—11/15/2027[1,2]	983
HEALTH CARE TECHNOLOGY—2.1%
	Allscripts Healthcare Solutions Inc.
1,209	0.875%—01/01/2027	1,626
	Novocure Ltd.
626	0.000%—11/01/2025[1,2]	893
	Teladoc Health Inc.
1,185	1.250%—06/01/2027[1]	1,331
		3,850
HOTELS, RESTAURANTS & LEISURE—6.8%
	DraftKings Inc.
2,368	0.000%—03/15/2028[1,2]	2,272
	Huazhu Group Ltd.
1,145	3.000%—05/01/2026[1]	1,791
	IMAX Corp.
1,472	0.500%—04/01/2026[1]	1,533
	Marriott Vacations Worldwide Corp.
1,259	0.000%—01/15/2026[1,2]	1,495
763	1.500%—09/15/2022	1,004
		2,499
	NCL Corp. Ltd.
678	5.375%—08/01/2025[1]	1,287
	Royal Caribbean Cruises Ltd.
693	2.875%—11/15/2023[1]	900
	Vail Resorts Inc.
2,219	0.000%—01/01/2026[1,2]	2,365
		12,647
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.7%
	Nextera Energy Partners LP
1,132	0.000%—11/15/2025[1,2]	1,211
INTERACTIVE MEDIA & SERVICES—5.9%
	Airbnb Inc.
765	0.000%—03/15/2026[1,2]	761
	Expedia Group Inc.
1,355	0.000%—02/15/2026[1,2]	1,476
	IAC FinanceCo 3 Inc.
378	2.000%—01/15/2030[1]	744
	Liberty Tripadvisor Holdings Inc.
1,170	0.500%—06/30/2051[1]	1,119
	Snap Inc.
1,486	0.000%—05/01/2027[1,2]	1,528
	Spotify USA Inc.
1,361	0.000%—03/15/2026[1,2]	1,258
	Square Inc.
949	0.250%—11/01/2027[1]	1,120
	Tripadvisor Inc.
939	0.250%—04/01/2026[1]	928

22

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
INTERACTIVE MEDIA & SERVICES—Continued
	Twitter Inc.
$1,683	0.000%—03/15/2026[1,2]	$ 1,539
345	0.250%—06/15/2024	423
		1,962
		10,896
INTERNET & DIRECT MARKETING RETAIL—2.6%
	Booking Holdings Inc.
938	0.750%—05/01/2025[1]	1,423
	Etsy Inc.
682	0.125%—09/01/2027[1]	885
	Fiverr International Ltd.
808	0.000%—11/01/2025[1,2]	982
	Wayfair Inc.
1,438	0.625%—10/01/2025[1]	1,498
		4,788
IT SERVICES—5.9%
	Akamai Technologies Inc.
693	0.125%—05/01/2025	874
1,625	0.375%—09/01/2027	1,825
		2,699
	Euronet Worldwide Inc.
1,858	0.750%—03/15/2049	2,126
	KBR Inc.
632	2.500%—11/01/2023	1,023
	Okta Inc.
1,338	0.375%—06/15/2026[1]	1,762
	Shift4 Payments Inc.
499	0.000%—12/15/2025[1,2]	703
	Shopify Inc.
723	0.125%—11/01/2025	851
	Wix.com Ltd.
1,638	0.000%—08/15/2025[1,2]	1,808
		10,972
LEISURE PRODUCTS—0.7%
	Peloton Interactive Inc.
1,416	0.000%—02/15/2026[1,2]	1,289
LIFE SCIENCES TOOLS & SERVICES—1.0%
	Illumina Inc.
1,154	0.000%—08/15/2023[2]	1,389
	Repligen Corp.
269	0.375%—07/15/2024	508
		1,897
MACHINERY—1.4%
	Greenbrier Cos. Inc.
1,735	2.875%—04/15/2028[1]	1,891
	Meritor Inc.
673	3.250%—10/15/2037	754
		2,645
MEDIA—4.3%
	Dish Network Corp.
792	0.000%—12/15/2025[1,2]	972
3,061	3.375%—08/15/2026	3,229
		4,201
	Liberty Media Corp.
702	1.000%—01/30/2023	942
CONVERTIBLE BONDS—Continued
Principal Amount		Value
MEDIA—Continued
$251	1.375%—10/15/2023	$ 328
2,042	2.125%—03/31/2048[1]	2,117
		3,387
	Pandora Media LLC
269	1.750%—12/01/2023	312
		7,900
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.7%
	Blackstone Mortgage Trust Inc.
1,286	4.750%—03/15/2023	1,336
OIL, GAS & CONSUMABLE FUELS—2.2%
	Equities Corp.
773	1.750%—05/01/2026[1]	1,149
	Pioneer Natural Resource Co.
717	0.250%—05/15/2025[1]	1,091
	Total SA MTN[3]
1,800	0.500%—12/02/2022	1,866
		4,106
PERSONAL PRODUCTS—0.2%
	Herbalife Nutrition Ltd.
316	2.625%—03/15/2024	330
PHARMACEUTICALS—1.1%
	Jazz Investments I Ltd.
200	1.500%—08/15/2024	217
1,059	2.000%—06/15/2026[1]	1,360
		1,577
	Supernus Pharmaceuticals Inc.
448	0.625%—04/01/2023	442
		2,019
PROFESSIONAL SERVICES—0.5%
	FTI Consulting Inc.
660	2.000%—08/15/2023	956
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.7%
	Redfin Corp.
827	0.000%—10/15/2025[1,2]	1,000
242	0.500%—04/01/2027[1]	252
		1,252
ROAD & RAIL—0.5%
	Uber Technologies Inc.
843	0.000%—12/15/2025[1,2]	889
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.4%
	Enphase Energy Inc.
2,186	0.000%—03/01/2026-03/01/2028[1,2]	1,960
	MACOM Technology Solutions Holdings Inc.
810	0.250%—03/15/2026[1]	811
	Microchip Technology Inc.
1,280	0.125%—11/15/2024	1,458
	ON Semiconductor Corp.
475	1.625%—10/15/2023	928
	Silicon Laboratories Inc.
1,568	0.625%—06/15/2025[1]	2,056
	SolarEdge Technologies Inc.
956	0.000%—09/15/2025[1,2]	1,160

23

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
	STMicroelectronics NV
$1,400	0.000%—08/04/2025[2]	$ 1,695
		10,068
SOFTWARE—22.4%
	Alarm.com Holdings Inc.
1,392	0.000%—01/15/2026[1,2]	1,305
	Altair Engineering Inc.
298	0.250%—06/01/2024	441
	Alteryx Inc.
773	0.500%—08/01/2024	723
326	1.000%—08/01/2026	293
		1,016
	Bentley Systems Inc.
918	0.125%—01/15/2026[1]	976
	Blackline Inc.
1,797	0.000%—03/15/2026[1,2]	1,780
	Box Inc.
1,577	0.000%—01/15/2026[1,2]	1,725
	Ceridian HCM Holding Inc.
851	0.250%—03/15/2026[1]	851
	Coupa Software Inc.
944	0.375%—06/15/2026[1]	1,093
	Cyberark Software Ltd.
1,599	0.000%—11/15/2024[2]	1,801
	Datadog Inc.
759	0.125%—06/15/2025[1]	909
	DocuSign Inc.
1,464	0.000%—01/15/2024[1,2]	1,443
	Dropbox Inc.
1,612	0.000%—03/01/2026-03/01/2028[1,2]	1,604
	Envestnet Inc.
1,382	0.750%—08/15/2025[1]	1,381
	FireEye Inc.
653	0.875%—06/01/2024	742
	Five9 Inc.
268	0.500%—06/01/2025[1]	408
	InterDigital Inc.
612	2.000%—06/01/2024	668
	J2 Global Inc.
1,801	1.750%—11/01/2026[1]	2,116
	Medallia Inc.
716	0.125%—09/15/2025[1]	746
	New Relic Inc.
160	0.500%—05/01/2023	156
	NICE Ltd.
1,472	0.000%—09/15/2025[1,2]	1,563
	NortonLifeLock Inc.
1,455	2.000%—08/15/2022[1]	1,704
	Palo Alto Networks Inc.
1,341	0.750%—07/01/2023	1,891
	Pegasystems Inc.
1,410	0.750%—03/01/2025	1,628
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SOFTWARE—Continued
	Proofpoint Inc.
$1,111	0.250%—08/15/2024	$ 1,387
	Q2 Holdings Inc.
675	0.125%—11/15/2025[1]	685
4	0.750%—06/01/2026	5
		690
	Rapid7 Inc.
1,153	0.250%—03/15/2027[1]	1,194
317	2.250%—05/01/2025[1]	474
		1,668
	RingCentral Inc.
1,873	0.000%—03/01/2025[2]	2,130
611	0.000%—03/15/2026[1,2]	637
		2,767
	Splunk Inc.
204	0.500%—09/15/2023	227
3,316	1.125%—06/15/2027[1]	3,073
		3,300
	Verint Systems Inc.
576	0.250%—04/15/2026[1]	584
	Workiva Inc.
652	1.125%—08/15/2026	885
	Zendesk Inc.
1,046	0.625%—06/15/2025[1]	1,540
	Zscaler Inc.
516	0.125%—07/01/2025[1]	730
		41,498
SPECIALTY RETAIL—2.2%
	American Eagle Outfitter Inc.
261	3.750%—04/15/2025[1]	1,052
	Burlington Stores Inc.
1,191	2.250%—04/15/2025[1]	1,906
	National Vision Holdings
611	2.500%—05/15/2025[1]	1,061
		4,019
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.8%
	Pure Storage Inc.
1,357	0.125%—04/15/2023	1,447
TOTAL CONVERTIBLE BONDS
(Cost $163,534)		180,160
TOTAL INVESTMENTS—97.9%
(Cost $164,791)		181,698
CASH AND OTHER ASSETS, LESS LIABILITIES—2.1%		3,807
TOTAL NET ASSETS—100.0%		$185,505

FAIR VALUE MEASUREMENTS
At April 30, 2021, the investment in Marvell Technology Inc. (as disclosed in the preceding Portfolio of Investments) was classified as Level 1 and all other investments were classified as Level 2. There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
24

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2021, the aggregate value of these securities was $107,992 or 58% of net assets.
2	Zero coupon bond
3	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.
25

Harbor Core Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Income Research + Management
100 Federal Street
30th Floor
Boston, MA 02110
Portfolio Managers
William A. O’Malley, CFA
Since 2018
James E. Gubitosi, CFA
Since 2018
Bill O’Neill, CFA
Since 2021
Jake Remley, CFA
Since 2021
Matt Walker, CFA
Since 2021
Rachel Campbell
Since 2021
Kara Maloy, CFA
Since 2021
IR+M has subadvised the Fund since 2018.
Investment Objective
The Fund seeks total return.
William A. O’Malley, CFA

James E. Gubitosi, CFA

Bill O’Neill, CFA

Jake Remley, CFA

Matt Walker, CFA

Rachel Campbell

Kara Maloy, CFA

Management’s Discussion of
Fund Performance
Market Review
Economic results were varied in late 2020, with the encouraging news of the vaccine rollout and increased federal stimulus somewhat diminished by the surge in COVID-19 cases. GDP, which was released for the third quarter, had increased by 33.4%, and reflecting efforts to reopen businesses and resume pre-pandemic activities. Continued strong housing and PMI data, along with the election of former Vice President Joe Biden, pushed equity markets to all-time highs. The U.S. Federal Reserve (Fed) confirmed its commitment to maintaining low interest rates through the end of 2023 and continuing their asset purchase program. The Treasury announced the conclusion of the CARES Act emergency lending programs and return of all unused funds. As the quarter progressed, concerns over an economic rebound mounted, as infections increased across the globe and a new variant of COVID-19 was discovered in the U.K., bringing fresh lockdowns and renewed travel restrictions. Congress passed a long-awaited stimulus bill, extending relief to households, small businesses, and airlines. However, initial jobless claims crept higher, finishing the year near 800,000. Retail sales dropped into negative territory for the first time since April 2020. Despite these uncertainties, the S&P 500 index rallied to end the year up 16.3%, and U.S. Treasury yields pushed higher following positive vaccine news. The 2-year, 10-year, and 30-year yields closed the year at 0.12%, 0.92%, and 1.65%, respectively.
The beginning of 2021 brought a mix of highs and lows. A new administration settled into the White House, supported by a Democratic majority in Congress, and quickly acted to support the economic recovery. President Biden signed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus package that offered additional aid to working families, states and local governments, and vaccine distribution. Equity markets rose to new highs on hopes of a return to normalcy. Though 2020 GDP fell 3.5%, the Fed expects GDP to grow by 6.5% this year, an approximately 55% increase from their projections in December. Fed Chair Jerome Powell pledged to keep interest rates low and maintain the central bank’s purchases of Treasuries and Mortgage-Backed Securities. Investors feared that an overly accommodative Fed could spark inflation, and the 10-year breakeven inflation rate increased to 2.44% as of April 2021. Treasury rates rose, with the 10- and 30-year yield increasing to 1.63% and 2.30%, respectively. The spread between the 2- and 10-year Treasury rate steepened to 147 basis points (bps) by the end of the period. Investment-grade corporate issuance totaled $110 billion during April, in line with expectations; issuance was driven by the banking sector as the largest U.S. banks priced almost $50 billion, far surpassing previous years. Corporate spreads were largely flat over the month, tightening 3 bps from 91 bps to 88 bps as demand remained robust. High-yield issuers continued to flood the market as April saw $49 billion in new issuance; year-to-date supply of nearly $198 billion is on track to become the busiest first-half year of issuance on record. Yield-seeking investors pushed spreads 19 bps tighter from 310 bps to 291 bps; spreads hit a 14-year low of 290 bps at the beginning of April.
26

Harbor Core Bond Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	5 Years	Annualized
	6 Months			Life of Fund
Harbor Core Bond Fund
Retirement Class[1]	-0.93%	1.79%	N/A	5.71%
Institutional Class[1]	-0.98	1.70	N/A	5.63
Comparative Index
Bloomberg Barclays U.S. Aggregate Bond[1]	-1.52%	-0.27%	N/A	5.09%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.37% (Net) and 0.43% (Gross) (Retirement Class) and 0.45% (Net) and 0.51% (Gross) (Institutional Class). The net expense ratios reflect an expense limitation agreement effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on estimates for the current fiscal year.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Performance
Harbor Core Bond Fund (the Fund) returned -0.93% (Retirement Class) and -0.98% (Institutional Class) for the six-month period ended April 30, 2021, compared with the -1.52% return of the Bloomberg Barclays U.S. Aggregate Bond Index during the same period.
Rising rates were the primary driver of absolute negative returns during the reporting period. A continued strong credit market helped to offset the interest rate impact, as corporate option-adjusted spread tightened in roughly 40 bps for the 6-month time period. The Fund’s exposure to Industrials, Financials, and Agency Residential Mortgage-Backed Securities (RMBS) positively contributed most to absolute performance. The Fund’s allocation to taxable munis was also a strong absolute performer, as the sector benefited from the stimulus package being rolled out earlier this year. Strong performance from Credit and Securitized sectors helped to offset the interest rate impact. Detractors from relative performance included the Fund’s overweight to Asset-Backed Securities, non-Agency RMBS, and security selection within Commercial-Backed Securities and Financials. Overall, strong asset allocation helped to partially offset the detraction from security selection. The positive contributors to relative performance included the Fund’s underweight to Treasuries, overweight to Financials and security selection within Agency RMBS. Holdings that drove positive performance in the Fund included KKR, OXY, AAL, while detractors included PORTRN, FLSGEN, T.
Our defensive risk posture coming into the end of 2020 helped minimize the impacts of spread product volatility towards the end of the first quarter in 2021. Having liquidity and cash reserves in the Fund also allowed us to take advantage of new issues that came with attractive concessions, as well as adding some risk in the secondary market, by way of some of our favorite issuers at cheap levels.
Compared to the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund holds a ~15% underweight to Treasuries, a ~9% Credit overweight and a ~15% Securitized overweight at the end of the reporting period.
Over the course of the period we increased our Treasury and Securitized allocation and took the opportunity to bring down our Credit exposure.

1	The “Life of Fund” return as shown reflects the period 06/01/2018 through 04/30/2021.
27

Harbor Core Bond Fund
Manager’s Commentary—Continued

Outlook & Strategy
Going forward, we believe investors will be focused on whether the economy can sustain its momentum. Estimates for first quarter earnings growth were revised upward to 23.3%. Despite increasing yields and elevated corporate leverage relative to historic levels, M&A activity has returned, and corporate spreads grind tighter. Questions remain on whether President Biden can find support for his $2.3 trillion infrastructure package, which would be paid for by an increase in the corporate tax rate to 28%.
At IR+M, we remain dedicated to our surgical bottom-up security process and finding attractive relative value. We continue to opportunistically improve the liquidity of our broad strategies and believe that we remain well positioned to take advantage of any opportunities that the market gives us.
Most optimistic:
•	Corporate Fundamentals: Our portfolio construction process is focused on creating portfolios that provide attractive returns, reasonable risk exposure, and necessary liquidity in any market environment. We aim to build portfolios that encompass our best ideas by purchasing attractive, inefficiently priced bonds within our risk and liquidity parameters. Going into the current environment, our strategy had been relatively conservatively positioned given corporates’ elevated leverage and rich valuations. This conservative risk posture helped our performance and allowed us to take advantage of recent spread widening and market volatility to add names we like at attractive prices
•	COVID-19: With the rollout of the vaccines we feel optimistic above the recovery of the global economy
Most concerned:
•	Rising rates: Rates have moved to their highest levels in over year. The increase in rates impacts the portfolio’s absolute returns.
•	Fed involvement: Fed Chair Jerome Powell pledged to keep interest rates low and maintain the central bank’s purchases of Treasuries and Mortgage-Backed Securities. The Fed’s involvement could spark inflation.

This report contains the current opinions of Income Research + Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio.The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related and/or asset backed securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
28

Harbor Core Bond Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Investment Allocation (% of investments)
Portfolio of Investments
Value, Cost and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—11.7%
Principal Amount		Value
	Air Canada Pass-Through Trust
	Series 2015-1 Cl. A
$297	3.600%—03/15/2027[1]	$ 301
	AMSR Trust
	Series 2020-SFR4 Cl. A
479	1.355%—11/17/2037[1]	477
	CF Hippolyta Issuer LLC
	Series 2021-1A Cl. A1
531	1.530%—03/15/2061[1]	532
	Series 2020-1 Cl. A1
324	1.690%—07/15/2060[1]	328
		860
	CNH Equipment Trust
	Series 2018-A Cl. A3
138	3.120%—07/17/2023	140
	Series 2018-B Cl. A3
139	3.190%—11/15/2023	141
		281
	CVS Pass-Through Trust
259	5.773%—01/10/2033[1]	307
113	5.880%—01/10/2028	130
	Series 2009 Cl. CE
486	8.353%—07/10/2031[1]	637
		1,074
	DB Master Finance LLC
	Series 2017-1A Cl. A2I
243	3.629%—11/20/2047[1]	248
343	3.787%—05/20/2049[1]	350
		598
	Delta Air Lines Pass-Through Trust
	Series 2015-1 Cl. AA
274	3.625%—07/30/2027	295
	Domino's Pizza Master Issuer LLC
	Series 2021-1A Cl. A2I
398	2.662%—04/25/2051[1]	404
	Series 2019-1A Cl. A2
59	3.668%—10/25/2049[1]	63
		467
	FirstKey Homes Trust
	Series 2020-SFR2 Cl. A
363	1.266%—10/19/2037[1]	362
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Series 2020-SFR1 Cl. A
$280	1.339%—09/17/2025[1]	$ 280
		642
	Ford Credit Auto Owner Trust
	Series 2020-1 Cl. A
500	2.040%—08/15/2031[1]	520
	Home Partners of America Trust
	Series 2020-2 Cl. A
339	1.532%—01/17/2041[1]	336
	MMAF Equipment Finance LLC
	Series 2021 Cl. A
584	0.560%—06/13/2028[1]	582
	Series 2019-A Cl. A3
325	2.840%—11/13/2023[1]	331
		913
	Navient Private Education Loan Trust
	Series 2021-A Cl. A
279	0.840%—05/15/2069[1]	279
	Nextgear Floorplan Master Owner Trust
	Series 2019-2A Cl.A2
880	2.070%—10/15/2024[1]	901
	Oak Street Investment Grade NET Lease Fund
	Series 2020-1A Cl. A1
346	1.850%—11/20/2050[1]	351
	Palmer Square CLO Ltd.[2]
	Series 2013 Cl. 2A
447	2.500% (3 Month USD Libor) 10/17/2031[1,3]	447 [x]
	Progress Residential Trust
	Series 2021-SFR1 Cl. A
385	1.052%—04/17/2038[1]	377
	Series 2021-SFR3 Cl. A
350	1.637%—05/17/2026[1]	351
	Series 2019-SFR3 Cl. A
443	2.271%—09/17/2036[1]	451
		1,179
	Sabey Data Center Issuer LLC
	Series 2020-1 Cl. A2
202	3.812%—04/20/2045[1]	213
	Stack Infrastructure Issuer LLC
	Series 2021-1A Cl. A2
613	1.877%—03/26/2046[1]	610
	Series 2019-2A Cl. A2
185	3.080%—10/25/2044[1]	191

29

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Series 2019-1A Cl. A2
$224	4.540%—02/25/2044[1]	$ 239
		1,040
	Store Master Funding I-VII
	Series 2019-1 Cl. A1
167	2.820%—11/20/2049[1]	173
	Series 2018-1A Cl. A1
197	3.960%—10/20/2048[1]	207
		380
	United Airlines Pass-Through Trust
	Series 2016-1 Cl. AA
176	3.100%—07/07/2028	183
	Series 2014-1 Cl. A
726	4.000%—04/11/2026	763
		946
	Vantage Data Centers LLC
	Series 2020-1A Cl. A2
567	1.645%—09/15/2045[1]	566
	Verizon Owner Trust
	Series 2019-B Cl. A1A
374	2.330%—12/20/2023	379
	Series 2018-A Cl. A1A
214	3.230%—04/20/2023	217
		596
	Wendy's Funding LLC
	Series 2019-1A Cl. A2I
170	3.783%—06/15/2049[1]	182
	World Omni Auto Receivables Trust
	Series 2020-A Cl. A3
1,012	1.700%—01/17/2023	1,030
	Series 2017-B Cl. A3
93	1.950%—02/15/2023	93
	Series 2019-A Cl. A3
186	3.040%—05/15/2024	189
	Series 2018-D Cl. A3
473	3.330%—04/15/2024	481
		1,793
TOTAL ASSET-BACKED SECURITIES
(Cost $15,302)		15,637

COLLATERALIZED MORTGAGE OBLIGATIONS—11.4%
	BANK 2019-BNK16
	Series 2019-BN16 Cl. ASB
651	3.898%—02/15/2052	732
	Barclays Commerical Mortgage Securities LLC
	Series 2012-C2 Cl. A4
517	3.525%—05/10/2063	529
	BBCMS Mortgage Trust
	Series 2020-C6 Cl. A2
380	2.690%—02/15/2053	397
	Benchmark Mortgage Trust
	Series 2019-B15 Cl. A5
212	2.928%—12/15/2072	226
	BX Commercial Mortgage Trust
	Series 2019-XL Cl. A
526	1.035% (1 Month USD Libor + 0.816) 10/15/2036[1,3]	527
	CIM Trust Corp.
	Series 2020-INV1 Cl. A2
172	2.500%—04/25/2050[1,3]	174
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Citigroup Commercial Mortgage Trust
	Series 2015-GC27 Cl. AAB
$338	2.944%—02/10/2048	$ 351
	Commercial Mortgage Pass-Through Certificates
	Series 2014-CR14 Cl. A2
206	3.147%—02/10/2047	206
	Series 2014-CR21 Cl. A3
239	3.528%—12/10/2047	256
	Series 2014-UBS3 Cl.A3
443	3.546%—06/10/2047	473
	Series 2013-CR8 Cl.A5
502	3.612%—06/10/2046	530
		1,465
	Freddie Mac Seasoned Credit Risk Transfer Trust
	Series 2020-2 Cl. MA
242	2.000%—11/25/2059	248
	Series 2020-3 Cl. MA
278	2.000%—05/25/2060	286
	Series 2021-1 Cl. MA
377	2.000%—09/25/2060	387
	Series 2020-1 Cl. MA
266	2.500%—08/25/2059	277
	Series 2018-1 Cl. MA
189	3.000%—05/25/2057	200
	Series 2018-4 Cl. MA
567	3.500%—03/25/2058	610
	Series 2019-2 Cl. MA
283	3.500%—08/25/2058	305
		2,313
	FRESB Mortgage Trust
	Series 2019-SB63 Cl. A5H
312	2.550% (1 Month USD Libor + 0.601) 02/25/2039[3]	323
	GS Mortgage Backed Securities Trust
	Series 2021-PJ2 Cl. A2
406	2.500%—07/25/2051[1,3]	416
	Series 2020-INV1 Cl. A14
314	3.000%—10/25/2050[1,3]	321
	Series 2020-PJ4 Cl. A2
216	3.000%—01/25/2051[1,3]	221
	Series 2020-PJ1 Cl. A6
80	3.500%—05/25/2050[1,3]	80
		1,038
	GS Mortgage Securities Trust
	Series 2012-GCJ7 Cl. A4
251	3.377%—05/10/2045	253
	Series 2012-GC6 Cl. A3
367	3.482%—01/10/2045	369
		622
	Invitation Homes Trust
	Series 2018-SFR1 Cl. A
106	0.815%—03/17/2037[1,4]	107
	JPMBB Commercial Mortgage Securities Trust
	Series 2015-C32 Cl. A2
221	2.816%—11/15/2048	221
	JPMorgan Chase Commercial Mortgage Securities Trust
	Series 2019-COR5 Cl. A2
635	3.150%—06/13/2052	666
	Series 2012-CBX Cl. A4
236	3.483%—06/15/2045	239
		905

30

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	JPMorgan Mortgage Trust
	Series 2021-1 Cl. A3
$334	2.500%—06/25/2051[1,3]	$ 342
	Series 2021-3 Cl. A3
554	2.500%—07/01/2051[1,3]	566
	Series 2016-4 Cl. A5
7	3.500%—10/25/2046[1,3]	7
	Series 2018-4 Cl. A5
14	3.500%—10/25/2048[1,3]	14
		929
	MetLife Securitization Trust
	Series 2020-INV1 Cl. A2A
286	2.500%—05/25/2050[1,3]	292
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2015-C22 Cl. A4
532	3.306%—04/15/2048	572
	Series 2013-C11 Cl. A4
284	4.297%—08/15/2046[3]	301
		873
	Morgan Stanley Capital I Trust
	Series 2012-C4 Cl. A4
317	3.244%—03/15/2045	321
	Series 2015-UBS8 Cl. A4
438	3.809%—12/15/2048	483
		804
	Progress Residential Trust
	Series 2018-SFR3 Cl. A
432	3.880%—10/17/2035[1]	438
	PSMC Trust
	Series 2020-2 Cl. A2
201	3.000%—05/25/2050[1,3]	203
	Series 2019-2 Cl. A3
2	3.500%—10/25/2049[1,3]	2
		205
	Sequoia Mortgage Trust
	Series 2021-1 Cl. A1
436	2.500%—03/25/2051[1,3]	445
	Tricon American Homes Trust
	Series 2020-SFR1 Cl. A
335	1.499%—07/17/2038[1]	334
	Wells Fargo Commercial Mortgage Trust
	Series 2021-C59 Cl. A5
639	2.626%—04/15/2054	658
	WF RBS Commercial Mortgage Trust
	Series 2012-C10 Cl. A3
244	2.875%—12/15/2045	251
	Series 2011-C4 Cl. A4
89	4.902%—06/15/2044[1,3]	89
		340
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $15,170)		15,248

CORPORATE BONDS & NOTES—30.6%
AEROSPACE & DEFENSE—1.5%
	BAE Systems Holdings Inc.
400	3.400%—04/15/2030[1]	428
489	3.800%—10/07/2024[1]	535
		963
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AEROSPACE & DEFENSE—Continued
	General Dynamics Corp.
$59	4.250%—04/01/2050	$ 72
	Lockheed Martin Corp.
198	2.800%—06/15/2050	189
225	4.700%—05/15/2046	288
		477
	Northrop Grumman Corp.
107	5.250%—05/01/2050	143
	Textron Inc.
370	3.000%—06/01/2030	385
		2,040
AIR FREIGHT & LOGISTICS—0.3%
	FedEx Corp.
270	4.050%—02/15/2048	294
	United Parcel Service Inc.
73	5.300%—04/01/2050	102
		396
AUTOMOBILES—1.5%
	General Motors Co.
248	5.400%—10/02/2023	274
	Hyundai Capital America Co.
468	5.750%—04/06/2023[1]	512
	Toyota Motor Credit Corp. MTN[5]
572	3.000%—04/01/2025	617
197	3.375%—04/01/2030	217
		834
	Volkswagen Group of America Finance LLC
413	2.900%—05/13/2022[1]	424
		2,044
BANKS—3.4%
	Bank of America Corp. MTN[5]
500	3.500%—04/19/2026	552
206	4.330%—03/15/2050[4]	239
		791
	Bank of Nova Scotia
349	1.625%—05/01/2023	357
	Barclays Bank PLC
293	1.700%—05/12/2022	297
	Citigroup Inc.
421	3.400%—05/01/2026	461
169	3.520%—10/27/2028[4]	184
279	4.412%—03/31/2031[4]	320
		965
	JPMorgan Chase & Co.
476	4.203%—07/23/2029[4]	543
330	4.493%—03/24/2031[4]	383
		926
	Lloyds Banking Group plc
300	2.438% (U.S. Treasury 1 Year Constant Maturity Yield + 0.724) 02/05/2026[3]	313
	PNC Bank NA
250	3.500%—06/08/2023	266
	Toronto Dominion Bank MTN[5]
600	0.750%—09/11/2025	593
		4,508

31

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
BEVERAGES—0.6%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.
$358	4.900%—02/01/2046	$ 428
	Coca-Cola Co.
270	3.000%—03/05/2051	264
	PepsiCo Inc.
145	3.625%—03/19/2050	161
		853
BIOTECHNOLOGY—0.3%
	Abbvie Inc.
300	4.500%—05/14/2035	352
CAPITAL MARKETS—4.1%
	Apollo Management Holdings LP
250	4.000%—05/30/2024[1]	275
	Blackstone Holdings Finance Co. LLC
223	2.800%—09/30/2050[1]	208
205	3.150%—10/02/2027[1]	224
286	3.500%—09/10/2049[1]	300
		732
	Credit Suisse Group AG
291	1.305%—02/02/2027[1,3]	283
	Goldman Sachs Group Inc.
291	3.800%—03/15/2030	323
420	5.750%—01/24/2022	437
		760
	KKR Group Finance Co. II LLC
289	5.500%—02/01/2043[1]	375
	KKR Group Finance Co. III LLC
140	5.125%—06/01/2044[1]	175
	Macquarie Group Ltd.
363	1.340%—01/12/2027[1,3]	358
165	3.189%—11/28/2023[1,4]	172
		530
	Macquarie Group Ltd. MTN[5]
250	4.150%—03/27/2024[1,4]	266
	Moody's Corp.
248	2.550%—08/18/2060	204
	Morgan Stanley MTN[5]
645	3.125%—07/27/2026	700
285	3.622%—04/01/2031[4]	312
252	3.875%—01/27/2026	281
		1,293
	State Street Corp.
110	2.901%—03/30/2026[4]	118
95	3.152%—03/30/2031[4]	102
		220
	UBS Group AG
300	4.125%—04/15/2026[1]	336
		5,449
COMMUNICATIONS EQUIPMENT—0.3%
	Juniper Networks Inc.
365	1.200%—12/10/2025	362
CONSUMER FINANCE—0.9%
	American Express Co.
150	3.400%—02/27/2023	158
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONSUMER FINANCE—Continued
	Capital One Financial Corp.
$450	3.300%—10/30/2024	$ 487
	General Motors Financial Co. Inc.
444	4.150%—06/19/2023	475
	Mastercard Inc.
71	3.850%—03/26/2050	81
		1,201
DIVERSIFIED FINANCIAL SERVICES—0.6%
	Cooperatieve Rabobank U.A.
400	3.875%—09/26/2023[1]	432
	Ferguson Finance plc
310	3.250%—06/02/2030[1]	330
		762
DIVERSIFIED TELECOMMUNICATION SERVICES—1.1%
	AT&T Inc.
664	1.364% (3 Month USD Libor + 0.615) 06/12/2024[3]	678
306	3.500%—06/01/2041	302
		980
	Verizon Communications Inc.
162	4.500%—08/10/2033	191
247	4.522%—09/15/2048	293
		484
		1,464
ELECTRIC UTILITIES—2.6%
	Berkshire Hathaway Energy Co.
195	4.050%—04/15/2025	217
525	6.125%—04/01/2036	721
		938
	Duke Energy Carolinas, LLC
111	3.950%—03/15/2048	127
	Eversource Energy
260	2.750%—03/15/2022	265
200	2.900%—10/01/2024	213
		478
	Exelon Corp.
82	4.700%—04/15/2050	100
368	5.100%—06/15/2045	465
		565
	Southern Co.
430	3.250%—07/01/2026	464
298	4.250%—07/01/2036	341
		805
	Virginia Electric & Power Co.
305	3.150%—01/15/2026	331
	Xcel Energy Inc.
220	3.400%—06/01/2030	237
		3,481
ENTERTAINMENT—0.2%
	Walt Disney Co.
164	4.700%—03/23/2050	208
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.2%
	Boston Properties LP
468	4.500%—12/01/2028	539

32

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	Digital Realty Trust LP
$491	3.700%—08/15/2027	$ 544
	Federal Realty Investment Trust
582	1.250%—02/15/2026	581
		1,664
FOOD & STAPLES RETAILING—0.1%
	Walmart Inc.
166	3.950%—06/28/2038	194
HEALTH CARE PROVIDERS & SERVICES—1.2%
	Cigna Corp.
495	3.400%—03/01/2027	541
	CommonSpirit Health
225	3.910%—10/01/2050	236
232	4.187%—10/01/2049	252
		488
	PeaceHealth Obligated Group
580	1.375%—11/15/2025	584
		1,613
HOTELS, RESTAURANTS & LEISURE—0.2%
	McDonald's Corp. MTN[5]
225	3.500%—07/01/2027	249
INSURANCE—1.7%
	American International Group Inc.
465	4.125%—02/15/2024	509
	Equitable Financial Life Global Funding
425	1.400%—07/07/2025[1]	427
	Five Corners Funding Trust
250	4.419%—11/15/2023[1]	274
	Liberty Mutual Group Inc.
400	4.569%—02/01/2029[1]	464
	Lincoln National Corp.
266	3.400%—01/15/2031	287
173	3.625%—12/12/2026	191
		478
	Mass Mutual Life Insurance Co.
170	3.375%—04/15/2050[1]	171
		2,323
MEDIA—2.0%
	Charter Communications Operating LLC / Charter Communications Operating Capital
478	6.384%—10/23/2035	624
	Comcast Corp.
470	3.000%—02/01/2024	502
146	3.300%—04/01/2027	161
392	3.400%—04/01/2030	427
		1,090
	COX Communications Inc.
390	1.800%—10/01/2030[1]	368
300	2.950%—06/30/2023[1]	314
200	3.250%—12/15/2022[1]	209
		891
		2,605
MULTI-UTILITIES—0.3%
	WEC Energy Group Inc.
348	1.375%—10/15/2027	339
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—2.1%
	BP Capital Markets America Inc.
$112	2.937%—04/06/2023	$ 117
	Chevron Corp.
179	1.995%—05/11/2027	185
	Dominion Energy Gas Holdings LLC
170	2.500%—11/15/2024	179
	Exxon Mobil Corp.
291	2.992%—03/19/2025	313
	Occidental Petroleum Corp.
1,313	0.000%—10/10/2036[6]	670
	Phillips 66 Partners LP
197	3.605%—02/15/2025	212
	Schlumberger Holdings Corp.
252	3.900%—05/17/2028[1]	277
	Shell International Finance BV
267	2.375%—04/06/2025	282
	Southern Co. Gas Capital Corp.
220	1.750%—01/15/2031	206
	Sunoco Logistics Partners Operations LP
375	3.900%—07/15/2026	407
		2,848
PHARMACEUTICALS—0.2%
	Pfizer Inc.
297	2.550%—05/28/2040	286
PROFESSIONAL SERVICES—0.5%
	Verisk Analytics Inc.
610	3.625%—05/15/2050	623
ROAD & RAIL—1.3%
	Canadian National Railway Co.
172	3.650%—02/03/2048	186
	Canadian Pacific Railway Co.
190	6.125%—09/15/2115	286
	Norfolk Southern Corp.
310	4.837%—10/01/2041	383
	Penske Truck Leasing Co. LP / PTL Finance Corp.
500	3.900%—02/01/2024[1]	539
	Ryder System Inc. MTN[5]
307	3.650%—03/18/2024	331
		1,725
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.7%
	Broadcom Inc.
272	4.110%—09/15/2028	301
	LAM Research Corp.
110	2.875%—06/15/2050	106
	NXP BV / NXP Funding LLC
251	4.625%—06/01/2023[1]	271
	NXP BV / NXP Funding LLC / NXP USA Inc
255	2.700%—05/01/2025[1]	270
		948
SOFTWARE—0.4%
	Oracle Corp.
443	2.500%—04/01/2025	466
SPECIALTY RETAIL—0.3%
	Home Depot Inc.
220	3.300%—04/15/2040	234

33

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
SPECIALTY RETAIL—Continued
	Lowe's Cos. Inc.
$107	3.700%—04/15/2046	$ 113
59	5.000%—04/15/2040	74
		187
		421
TRADING COMPANIES & DISTRIBUTORS—0.7%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
272	4.125%—07/03/2023	289
	Air Lease Corp.
374	3.875%—07/03/2023	399
	Ferguson Finance plc
236	4.500%—10/24/2028[1]	273
		961
WATER UTILITIES—0.2%
	Aquarion Co.
238	4.000%—08/15/2024[1]	261
WIRELESS TELECOMMUNICATION SERVICES—0.1%
	T-Mobile USA Inc.
132	3.500%—04/15/2025[1]	143
TOTAL CORPORATE BONDS & NOTES
(Cost $38,273)		40,789

MORTGAGE PASS-THROUGH—23.1%
	Federal Home Loan Mortgage Corp.
579	2.000%—06/01/2050-08/01/2050	589
347	2.125%—06/01/2047[3]	361
3,997	2.500%—08/01/2030-02/01/2051	4,164
373	2.766%—01/01/2049[3]	390
4,331	3.000%—06/01/2034-09/01/2050	4,618
2,292	3.500%—01/01/2048-05/01/2050	2,453
790	4.000%—02/01/2046-05/01/2049	859
316	4.500%—03/01/2049	346
		13,780
	Federal National Mortgage Association
2,053	2.000%—08/01/2050-03/01/2051	2,081
1,349	2.500%—08/01/2035-10/01/2050	1,411
421	2.677%—04/01/2047[3]	441
3,299	3.000%—11/01/2034-08/01/2050	3,503
1,696	3.500%—10/01/2037-01/01/2050	1,851
1,478	4.000%—04/01/2045-04/01/2050	1,607
1,580	4.500%—05/01/2046-11/01/2047	1,756
674	5.000%—08/01/2049	750
		13,400
	Government National Mortgage Association
1,178	2.500%—01/20/2051	1,243
593	4.000%—09/20/2041-09/15/2046	659
1,485	4.500%—01/15/2042-08/20/2047	1,659
		3,561
TOTAL MORTGAGE PASS-THROUGH
(Cost $30,232)		30,741

MUNICIPAL BONDS—2.2%
Principal Amount		Value
	City & County of Denver Co. Airport System
$375	1.722%—11/15/2027	$ 378
	Florida State Board of Administration Finance Corp.
448	1.258%—07/01/2025	452
	Metropolitan Transportation Authority
195	5.871%—11/15/2039	247
	Metropolitan Water Reclamation District of Greater Chicago
145	5.720%—12/01/2038	200
	New York State Urban Development Corp.
555	5.770%—03/15/2039	683
	Port Authority of New York and New Jersey
555	1.086%—07/01/2023	564
	State of California
300	7.500%—04/01/2034	468
TOTAL MUNICIPAL BONDS
(Cost $2,830)		2,992

U.S. GOVERNMENT OBLIGATIONS—19.6%
	U.S. Small Business Administration
	Series 2012-20C Cl. 1
132	2.510%—03/01/2032	139
	Series 2017-20H Cl. 1
146	2.750%—08/01/2037	154
	Series 2014-20K Cl. 1
296	2.800%—11/01/2034	311
	Series 2016-20L Cl. 1
1,025	2.810%—12/01/2036	1,080
	Series 2015-20H Cl. 1
304	2.820%—08/01/2035	319
	Series 2017-20J Cl. 1
220	2.850%—10/01/2037	229
	Series 2018-20B Cl. 1
279	3.220%—02/01/2038	299
	Series 2018-20G Cl. 1
418	3.540%—07/01/2038	453
	Series 2018-20F Cl. 1
625	3.600%—06/01/2038	680
		3,664
	U.S. Treasury Bonds
478	0.625%—08/15/2030	438
3,786	1.125%—08/15/2040	3,157
1,744	1.375%—08/15/2050	1,399
1,705	1.875%—02/15/2041-02/15/2051	1,580
1,934	3.000%—02/15/2048-08/15/2048	2,218
		8,792
	U.S. Treasury Inflation Index Notes[7]
472	0.125%—01/15/2030	518
131	1.000%—02/15/2049	167
		685
	U.S. Treasury Notes
191	0.250%—10/31/2025	187
7,302	0.375%—01/31/2026	7,158

34

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
$5,580	1.125%—02/15/2031-05/15/2040	$ 5,044
691	1.250%—05/15/2050	536
		12,925
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $26,621)		26,066
TOTAL INVESTMENTS—98.6%
(Cost $128,428)		131,473
CASH AND OTHER ASSETS, LESS LIABILITIES—1.4%		1,897
TOTAL NET ASSETS—100.0%		$133,370
FAIR VALUE MEASUREMENTS
At April 30, 2021, the investment in Palmer Square CLO Ltd. (as disclosed in the preceding Portfolio of Investments) was classified as Level 3 and all other investments were classified as Level 2.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2021. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2020 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3[h] (000s)	Ending Balance as of 04/30/2021 (000s)	Unrealized Gain/ Loss as of 04/30/2021 (000s)
Asset-Backed Securities	$349	$447	$—	$(10)	$—	$(3)	$—	$336	$447	$—
Collateralized Mortgage Obligations	327	—	—	(38)	—	(3)	—	286	—	—
	$676	$447	$—	$(48)	$—	$(6)	$—	$622	$447	$—
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Balance as of 04/30/2021 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Asset-Backed Securities
Palmer Square CLO Ltd.[1] Series 2013 Cl. 2A	$ 447	Market Approach	Trade Price	$ 100.00
35

Harbor Core Bond Fund
Portfolio of Investments—Continued

x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2021, the aggregate value of these securities was $26,068 or 19% of net assets.
2	CLO after the name of a security stands for Collateralized Loan Obligation.
3	Variable or floating rate security; the stated rate represents the rate in effect at April 30, 2021. The variable rate for such securities may be based on the indicated reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.
4	Rate changes from fixed to variable rate at a specified date prior to its final maturity. Stated rate is fixed rate currently in effect and stated date is the final maturity date.
5	MTN after the name of a security stands for Medium Term Note.
6	Zero coupon bond
7	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
h	Transferred from Level 3 to Level 2 due to the availability of observable market data pricing
The accompanying notes are an integral part of the Financial Statements.
36

Harbor High-Yield Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark R. Shenkman
Since 2002
Justin W. Slatky
Since 2012
Eric Dobbin
Since 2012
Robert S. Kricheff
Since 2015
Neil Wechsler, CFA
Since 2017
Jordan N. Barrow, CFA
Since 2020
Shenkman Capital has subadvised the Fund since 2002.
Investment Objective
The Fund seeks total returns (i.e., current income and capital appreciation).
Mark R. Shenkman

Justin W. Slatky

Eric Dobbin

Robert S. Kricheff

Neil Wechsler, CFA

Jordan N. Barrow, CFA

Management’s Discussion of
Fund Performance
Market review
The last six months ending in April 2021 have brought many changes to the financial markets. The U.S. saw a change in the Administrative and Legislative branches of the government and the beginning of the roll-out of vaccines for the COVID-19 virus. The period was characterized by a focus on the re-opening of the economy along with a series of major government stimulus plans being both proposed and enacted. We believe this has caused the securities markets to focus as much on fiscal spending as actions by the U.S. Federal Reserve for the first time in over a decade.
The events outlined in the prior paragraph triggered a number of reactions. The inflation expectations, as measured by Treasury break-evens, rose dramatically. Inflation concerns coupled with a focus on increases in the deficit spending, appeared to trigger a steepening in the yield curve. The 10-Year U.S. Treasury rate increased by about 86 bps during the period. Additionally, commodity prices rose, most notably oil and copper prices, and stock prices continued their rally.
Within the credit markets, there were several key themes that influenced the markets in this period. New issuance remained very active. Corporations used the capital markets to continue to put more cash on their balance sheets and to push off maturities, which improved the credit profiles of many credits. There also was an extremely active M&A market with the first quarter of 2021 posting a record in global activity according to Goldman Sachs data. This M&A volume has helped support corporate asset values, creating more confidence in an improving credit cycle. With an estimated 39% of recent M&A coming from private equity sponsors, the M&A boom also led to new issuers entering the leveraged debt markets to fund these leveraged buyouts, which is increasing diversification within the market constituents. Given all the available capital, the default rate in the leveraged debt markets declined dramatically, falling below 4% in high yield bonds as of the end of April, according to JP Morgan. Another sign of an improving credit backdrop during the period was that credit agency upgrades continued to materially exceed downgrades. We believe all of these developments increased the confidence in the credit markets.
The ICE BofA U.S. Non-Distressed High Yield Index (“the H0ND” or the “Index”) saw a decline in its option-adjusted spread from 432 bps to 306 bps during the period. The H0ND had particularly strong performance in November (over 3%) and returned 6.44% for the six-month period ending April 30, 2021. By credit rating, the CCC tier of the market was the most dramatic performer with a return of 8.9%, which we believe was driven by the improving credit outlook as the economy began to reopen in the U.S.
Within the H0ND, despite the move in Treasury rates, the performance by duration bucket did not exhibit a clear pattern. We believe this highlights how within high-yield bonds, credit considerations often outweigh rate moves. By sector, the most notable return was in Energy, which posted a positive return of over 17% and accounted for an estimated 18% of the entire Index’s return. Of note, no sector posted a negative return in this period.
37

Harbor High-Yield Bond Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor High-Yield Bond Fund
Retirement Class[1]	7.17%	16.86%	6.26%	5.21%
Institutional Class	7.12	16.75	6.20	5.17
Administrative Class	7.06	16.51	5.95	4.91
Investor Class	7.08	16.39	5.81	4.78
Comparative Indices
ICE BofA U.S. Non-Distressed High Yield	6.44%	16.18%	6.97%	6.36%
ICE BofA U.S. High Yield (H0A0)	8.12	20.10	7.33	6.27
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.57% (Net) and 0.66% (Gross) (Retirement Class); 0.65% (Net) and 0.74% (Gross) (Institutional Class); 0.90% (Net) and 0.99% (Gross) (Administrative Class); and 1.01% (Net) and 1.10% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
performance
Harbor High-Yield Bond Fund returned 7.17% (Retirement Class), 7.12% (Institutional Class), 7.06% (Administrative Class) and 7.08% (Investor Class) for the six-month period ended April 30, 2021, outpacing the H0ND which returned 6.44%. The ICE BofA U.S. High Yield (H0A0) returned 8.12%. The Fund’s selection and overweight in CCC issues was the most notable contributor to relative performance while exposure to BBB issues was a minor detractor. By duration, credit selection in the duration buckets ranging from 2-8 years all were a contributor while both the weighting and selection in the 0-2-year positions were detractors. The Fund’s selection in Oil & Gas was a significant contributor to relative performance while an overweight and selection in Healthcare was a detractor. Out-of-benchmark positions, including bank loans, BBB rated credits, and convertible bonds, totaled approximately 13% of the Fund and provided a meaningfully positive contribution on a relative basis due to the convertible holdings. The most notable shifts in holdings during the period was an increase in CCC rated issues, a decrease in BBs and an increase in out-of-benchmark positions, primarily an increase in convertible bonds.
Shenkman utilizes a detailed, disciplined, and repeatable credit approval process that we believe is one of the most valuable tools in the preservation of capital – a key tenet in our investment philosophy. We look to maximize risk return over a full cycle by selecting the right investments among these approved credits to construct a portfolio with a balance of interest income generation, duration-risk and principal appreciation potential that we believe is warranted for the markets.
Outlook & Strategy
After a significant move in rates, an increase in equity valuations and a tightening in high yield spreads, particularly in the riskiest tiers, we began May 2021 in what we anticipate will be a phase of re-assessment. We believe this will lead to a reevaluation of how fast and how smooth the economic recovery in the U.S. will be. A concern may be that markets have priced in perfection, but all segments of the economy are not likely to achieve a perfect recovery. We expect markets to begin to increasingly differentiate between potential winners and losers. We also anticipate that inflation and fiscal spending will stay in the forefront of investors’ minds and by extension rising rates will remain a concern. These re-assessments, in our view, will likely cause bouts of volatility and may create attractive entry points. As this increased volatility would occur against a backdrop of an improved environment for credit, we expect leveraged credit markets to perform well on a relative basis to many other asset classes given its relatively high income, short duration and the declining default risk.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
38

Harbor High-Yield Bond Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Sector Allocation (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

BANK LOAN OBLIGATIONS—6.1%
Principal Amount		Value
CAPITAL MARKETS—0.1%
	CCI Buyer Inc.
	Term Loan
$425	4.008% (LIBOR Floor + 4.000) 12/17/2027[1]	$ 426
CHEMICALS—0.1%
	Solenis International LP
	Initial First-Lien Term Loan
599	4.002% (3 Month USD Libor + 4.000) 06/26/2025[1]	598
COMMUNICATIONS EQUIPMENT—0.1%
	PQ Group Holdingss Inc.
	Term Loan
265	1.000%—05/04/2028[1]	264
CONTAINERS & PACKAGING—0.7%
	Atlas CC Acquisition Corp.
	Term Loan B
668	4.251% (1 Month USD Libor + 4.250) 04/29/2028[1]	661
	Mauser Packaging Solutions Holding Co.
	Term Loan B
2,029	3.252% (3 Month USD Libor + 3.250) 04/03/2024[1]	1,963
		2,624
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
	Intrado Corp.
	Term Loan B
686	4.010% (LIBOR Floor + 4.000) 10/10/2024[1]	670
ENTERTAINMENT—0.3%
	William Morris Endeavor Entertainment LLC
	First-Lien Term Loan B
1,122	2.880% (1 Month USD Libor + 2.750) 05/18/2025[1]	1,092
HEALTH CARE PROVIDERS & SERVICES—0.7%
	ADMI Corp.
	Term Loan B2
769	2.755% (LIBOR Floor + 2.750) 12/23/2027[1]	765
	AHP Health Partners Inc.
	Term Loan
1,967	3.760% (LIBOR Floor + 3.750) 06/30/2025[1]	1,974
		2,739
BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
HEALTH CARE TECHNOLOGY—1.2%
	AthenaHealth Inc.
	Term Loan
$1,981	4.252% (3 Month USD Libor + 4.250) 02/11/2026[1]	$ 1,991
	Milano Acquisition Corp.
	Term Loan B
1,494	4.008% (LIBOR Floor + 4.000) 10/01/2027[1]	1,496
	Skopima Merger Sub Inc.
	Term Loan B
800	4.001% (1 Month USD Libor + 4.000) 04/30/2028[1]	792
	Verscend Holding Corp.
	Term Loan B
267	4.001% (1 Month USD Libor + 4.000) 08/27/2025[1]	268
		4,547
HOTELS, RESTAURANTS & LEISURE—0.2%
	IRB Holding Corp.
	Incremental Term Loan
1,045	3.260% (LIBOR Floor + 3.250) 12/15/2027[1]	1,043
MACHINERY—0.5%
	Navistar Inc.
	Term Loan B
1,417	3.501% (1 Month USD Libor + 3.500) 11/06/2024[1]	1,419
	Surgery Center Holdings Inc.
	Term Loan
443	3.751% (1 Month USD Libor + 3.750) 08/31/2026[1]	442
		1,861
MEDIA—0.2%
	Triton Water Holdings Inc.
	Term Loan
595	3.505% (LIBOR Floor + 3.500) 03/31/2028[1]	594
	Univision Communications Inc.
	Term Loan
203	2.760% (LIBOR Floor + 2.750) 03/15/2024[1]	202
		796
PROFESSIONAL SERVICES—0.1%
	Indy US Bidco LLC
	Term Loan B
470	4.001% (1 Month USD Libor + 4.000) 03/05/2028[1]	470

39

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
SOFTWARE—1.3%
	Finastra USA Inc.
	Term Loan B
$1,370	3.510% (LIBOR Floor + 3.500) 06/13/2024[1]	$ 1,349
	Term Loan
553	7.260% (LIBOR Floor + 7.250) 06/13/2025[1]	560
		1,909
	Informatica LLC
	Second-Lien Term Loan
290	7.125%—02/25/2025	297
	Kenan Advantage Group Inc.
	Term Loan B1
527	3.758% (LIBOR Floor + 3.750) 03/24/2026[1]	525
	Project Alpha Intermediate Holding Inc.
	Term Loan B
227	4.001% (1 Month USD Libor + 4.000) 04/26/2024[1]	227
	RealPage Inc.
	First-Lien Term Loan
540	3.255% (LIBOR Floor + 3.250) 04/22/2028[1]	538
	TIBCO Software Inc.
	Term Loan B
547	3.751% (1 Month USD Libor + 3.750) 07/03/2026[1]	546
	Second-Lien Term Loan
894	7.251% (1 Month USD Libor + 7.250) 03/04/2028[1]	907
		1,453
		4,949
SPECIALTY RETAIL—0.4%
	Mavis Tire Express Services Corp.
	Bridge Term Loan
770	1.000%—03/21/2022	770 [x]
	Term Loan B
800	4.001% (1 Month USD Libor + 4.000) 04/30/2028[1]	796
		1,566
TOTAL BANK LOAN OBLIGATIONS
(Cost $23,514)		23,645

CONVERTIBLE BONDS—5.8%
AEROSPACE & DEFENSE—0.1%
	Parsons Corp.
470	0.250%—08/15/2025[2]	539
AIRLINES—0.1%
	Spirit Airlines Inc.
580	1.000%—05/15/2026	598
AUTOMOBILES—0.3%
	Ford Motor Co.
1,035	0.000%—03/15/2026[2,3]	1,027
BIOTECHNOLOGY—0.3%
	BioMarin Pharmaceutical Inc.
1,200	1.250%—05/15/2027[2]	1,188
CONSUMER FINANCE—0.4%
	LendingTree Inc.
1,649	0.500%—07/15/2025[2]	1,466
DIVERSIFIED CONSUMER SERVICES—0.3%
	Chegg Inc.
175	0.000%—09/01/2026[2,3]	193
CONVERTIBLE BONDS—Continued
Principal Amount		Value
DIVERSIFIED CONSUMER SERVICES—Continued
	K12 Inc.
$1,055	1.125%—09/01/2027[2]	$ 950
		1,143
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
	Vonage Holdings Corp.
450	1.750%—06/01/2024	493
HEALTH CARE EQUIPMENT & SUPPLIES—0.5%
	Dexcom Inc.
680	0.250%—11/15/2025[2]	684
	Integra Lifesciences Holdings Corp.
440	0.500%—08/15/2025	509
	Nuvasive Inc.
675	1.000%—06/01/2023[2]	732
		1,925
HOTELS, RESTAURANTS & LEISURE—0.4%
	DraftKings Inc.
600	0.000%—03/15/2028[2,3]	576
	Vail Resorts Inc.
1,040	0.000%—01/01/2026[2,3]	1,108
		1,684
INTERACTIVE MEDIA & SERVICES—0.5%
	Liberty Tripadvisor Holdings Inc.
722	0.500%—06/30/2051[2]	690
	Spotify USA Inc.
405	0.000%—03/15/2026[2,3]	375
	Tripadvisor Inc.
783	0.250%—04/01/2026[2]	774
		1,839
INTERNET & DIRECT MARKETING RETAIL—0.2%
	Wayfair Inc.
660	0.625%—10/01/2025[2]	688
IT SERVICES—0.3%
	Euronet Worldwide Inc.
360	0.750%—03/15/2049	412
	Wix.com Ltd.
660	0.000%—08/15/2025[2,3]	728
		1,140
MACHINERY—0.1%
	Fortive Corp.
430	0.875%—02/15/2022	435
MEDIA—0.3%
	Dish Network Corp.
1,130	3.375%—08/15/2026	1,192
PHARMACEUTICALS—0.3%
	Jazz Investments I Ltd.
1,035	1.875%—08/15/2021	1,061
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.2%
	Enphase Energy Inc.
850	0.000%—03/01/2026-03/01/2028[2,3]	762
SOFTWARE—1.0%
	Bentley Systems Inc.
375	0.125%—01/15/2026[2]	399

40

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
SOFTWARE—Continued
	Box Inc.
$400	0.000%—01/15/2026[2,3]	$ 438
	CyberArk Software Ltd.
165	0.000%—11/15/2024[3]	186
	Envestnet Inc.
650	0.750%—08/15/2025[2]	649
	J2 Global Inc.
355	1.750%—11/01/2026[2]	417
	Proofpoint Inc.
675	0.250%—08/15/2024	842
	RingCentral Inc.
180	0.000%—03/15/2026[2,3]	188
	Splunk Inc.
630	1.125%—06/15/2027[2]	584
		3,703
SPECIALTY RETAIL—0.3%
	Liberty Interactive LLC
1,675	3.750%—02/15/2030	1,288
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.1%
	Pure Storage Inc.
215	0.125%—04/15/2023	229
TOTAL CONVERTIBLE BONDS
(Cost $21,710)		22,400

CORPORATE BONDS & NOTES—86.1%
AEROSPACE & DEFENSE—1.8%
	Howmet Aerospace Inc.
217	5.900%—02/01/2027	251
341	5.950%—02/01/2037	410
219	6.875%—05/01/2025	254
		915
	TransDigm Inc.
336	4.625%—01/15/2029[2]	332
2,284	6.250%—03/15/2026[2]	2,421
907	8.000%—12/15/2025[2]	986
		3,739
	TransDigm UK Holdings plc
1,245	6.875%—05/15/2026	1,313
	Triumph Group Inc.
220	7.750%—08/15/2025	218
865	8.875%—06/01/2024[2]	963
		1,181
		7,148
AIR FREIGHT & LOGISTICS—1.0%
	XPO Logistics Inc.
796	6.125%—09/01/2023[2]	808
1,720	6.250%—05/01/2025[2]	1,845
1,287	6.750%—08/15/2024[2]	1,346
		3,999
AIRLINES—0.9%
	American Airlines Inc./Aadvantage Loyalty IP Ltd.
431	5.500%—04/20/2026[2]	453
1,740	5.750%—04/20/2029[2]	1,867
		2,320
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AIRLINES—Continued
	Western Global Airlines LLC
$1,157	10.375%—08/15/2025[2]	$ 1,315
		3,635
AUTO COMPONENTS—1.5%
	Adient US LLC
2	7.000%—05/15/2026[2]	2
536	9.000%—04/15/2025[2]	595
		597
	Allison Transmission Inc.
339	3.750%—01/30/2031[2]	328
	American Axle & Manufacturing Inc.
331	6.250%—04/01/2025	343
	Dana Financing Luxembourg Sarl
615	5.750%—04/15/2025[2]	636
	Goodyear Tire & Rubber Co.
523	5.000%—05/31/2026	538
596	5.250%—04/30/2031	601
619	5.625%—04/30/2033	621
1,115	9.500%—05/31/2025	1,259
		3,019
	Panther BF Aggregator 2 LP / Panther Finance Co. Inc.
162	6.250%—05/15/2026[2]	172
	Tenneco Inc.
688	5.125%—04/15/2029[2]	684
		5,779
AUTOMOBILES—2.7%
	Ford Motor Co.
607	4.750%—01/15/2043	613
376	5.291%—12/08/2046	397
571	8.500%—04/21/2023	640
597	9.000%—04/22/2025	730
83	9.625%—04/22/2030	116
		2,496
	Ford Motor Credit Co. LLC
200	3.664%—09/08/2024	209
589	3.810%—01/09/2024	612
1,188	4.000%—11/13/2030	1,215
1,402	4.063%—11/01/2024	1,478
962	4.125%—08/17/2027	1,006
418	5.125%—06/16/2025	457
		4,977
	Jaguar Land Rover Automotive plc
676	5.875%—01/15/2028[2]	687
916	7.750%—10/15/2025[2]	995
		1,682
	Tesla Inc.
797	5.300%—08/15/2025[2]	827
	Winnebago Industries Inc.
390	6.250%—07/15/2028[2]	423
		10,405
BEVERAGES—0.5%
	Triton Water Holdings Inc.
1,869	6.250%—04/01/2029[2]	1,895
BUILDING PRODUCTS—0.4%
	Forterra Finance LLC / FRTA Finance Corp.
713	6.500%—07/15/2025[2]	771

41

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
BUILDING PRODUCTS—Continued
	Standard Industries Inc.
$866	3.375%—01/15/2031[2]	$ 813
		1,584
CAPITAL MARKETS—0.7%
	GrafTech Finance Inc.
954	4.625%—12/15/2028[2]	983
	Metis Merger Sub LLC
938	6.500%—05/15/2029[2]	938
	MSCI Inc.
520	3.625%—11/01/2031[2]	520
	RP Escrow Issuer LLC
248	5.250%—12/15/2025[2]	258
		2,699
CHEMICALS—2.5%
	Blue Cube Spinco LLC
67	10.000%—10/15/2025	70
	Herens Holdco Sarl
374	4.750%—05/15/2028[2]	374
	Illuminate Buyer LLC / Illuminate Holdings IV Inc.
695	9.000%—07/01/2028[2]	779
	Ineos Quattro Finance 2 plc
549	3.375%—01/15/2026[2]	549
	Methanex Corp.
1,153	5.125%—10/15/2027	1,219
309	5.250%—12/15/2029	327
		1,546
	NOVA Chemicals Corp.
117	4.875%—06/01/2024[2]	124
481	5.250%—08/01/2023[2]	487
		611
	Olin Corp.
332	9.500%—06/01/2025[2]	417
	PolyOne Corp.
456	5.750%—05/15/2025[2]	482
	Scih Salt Holdings Inc.
883	4.875%—05/01/2028[2]	882
796	6.625%—05/01/2029[2]	784
		1,666
	Trinseo LLC
705	5.375%—09/01/2025[2]	721
	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc.
422	5.125%—04/01/2029[2]	429
	Tronox Inc.
948	4.625%—03/15/2029[2]	969
387	6.500%—05/01/2025[2]	414
		1,383
	WR Grace & Co.
478	4.875%—06/15/2027[2]	499
		9,526
COMMERCIAL SERVICES & SUPPLIES—2.9%
	Allied Universal Holdco LLC
1,349	6.625%—07/15/2026[2]	1,428
1,133	9.750%—07/15/2027[2]	1,246
		2,674
	Covanta Holding Corp.
438	5.875%—07/01/2025	458
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
	CP Atlas Buyer Inc.
$757	7.000%—12/01/2028[2]	$ 786
	GFL Environmental Inc.
663	3.500%—09/01/2028[2]	640
581	8.500%—05/01/2027[2]	637
		1,277
	KAR Auction Services Inc.
1,437	5.125%—06/01/2025[2]	1,459
	LABL Escrow Issuer LLC
1,181	6.750%—07/15/2026[2]	1,275
1,207	10.500%—07/15/2027[2]	1,333
		2,608
	SRS Distribution Inc.
1,554	8.250%—07/01/2026[2]	1,630
	Stericycle Inc.
465	5.375%—07/15/2024[2]	483
		11,375
COMMUNICATIONS EQUIPMENT—0.3%
	CommScope Inc.
535	6.000%—03/01/2026[2]	565
	CommScope Technologies LLC
357	5.000%—03/15/2027[2]	354
263	6.000%—06/15/2025[2]	268
		622
		1,187
CONSTRUCTION & ENGINEERING—0.9%
	AECOM
478	5.125%—03/15/2027	532
	Picasso Finance Sub Inc.
809	6.125%—06/15/2025[2]	862
	VM Consolidated Inc.
1,687	5.500%—04/15/2029[2]	1,718
	Weekley Homes LLC / Weekley Finance Corp.
215	4.875%—09/15/2028[2]	222
		3,334
CONSTRUCTION MATERIALS—0.1%
	Summit Materials LLC / Summit Materials Finance Corp.
239	6.500%—03/15/2027[2]	253
CONSUMER FINANCE—1.3%
	Ally Financial Inc.
491	5.750%—11/20/2025	563
860	8.000%—11/01/2031	1,211
		1,774
	Goeasy Ltd.
434	4.375%—05/01/2026[2]	440
	Navient Corp.
305	4.875%—03/15/2028	299
182	5.875%—10/25/2024	192
636	6.500%—06/15/2022	668
523	7.250%—09/25/2023	569
		1,728
	Navient Corp. MTN[4]
201	5.500%—01/25/2023	210

42

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONSUMER FINANCE—Continued
$840	5.625%—08/01/2033	$ 788
105	7.250%—01/25/2022	109
		1,107
		5,049
CONTAINERS & PACKAGING—0.9%
	Ardagh Packaging Finance plc
770	5.250%—04/30/2025[2]	809
200	6.000%—02/15/2025[2]	207
		1,016
	Cascades Inc.
522	5.125%—01/15/2026[2]	555
	Flex Acquisition Co. Inc.
1,068	6.875%—01/15/2025[2]	1,088
615	7.875%—07/15/2026[2]	645
		1,733
		3,304
DIVERSIFIED CONSUMER SERVICES—0.4%
	Avis Budget Car Rental LLC / Avis Budget Finance Inc.
562	5.375%—03/01/2029[2]	586
	Frontdoor Inc.
889	6.750%—08/15/2026[2]	945
		1,531
DIVERSIFIED FINANCIAL SERVICES—0.2%
	Compass Group Diversified Holdings LLC
734	5.250%—04/15/2029[2]	775
DIVERSIFIED TELECOMMUNICATION SERVICES—2.6%
	Altice Financing SA
2,410	7.500%—05/15/2026[2]	2,507
	CenturyLink Inc.
184	5.125%—12/15/2026[2]	193
1,048	6.750%—12/01/2023	1,159
437	6.875%—01/15/2028	493
		1,845
	Cogent Communications Group Inc.
508	5.375%—03/01/2022[2]	523
	Connect Finco Sarl / Connect US Finco LLC
1,983	6.750%—10/01/2026[2]	2,074
	Consolidated Communications Inc.
287	5.000%—10/01/2028[2]	292
561	6.500%—10/01/2028[2]	605
		897
	Northwest Fiber LLC / Northwest Fiber Finance Sub Inc.
839	6.000%—02/15/2028[2]	840
	Telecom Italia Capital SA
967	6.000%—09/30/2034	1,090
145	6.375%—11/15/2033	171
172	7.721%—06/04/2038	226
		1,487
		10,173
ELECTRIC UTILITIES—0.9%
	NRG Energy Inc.
1,069	5.250%—06/15/2029[2]	1,147
1,602	7.250%—05/15/2026	1,661
		2,808
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ELECTRIC UTILITIES—Continued
	Vistra Operations Co. LLC
$315	5.500%—09/01/2026[2]	$ 326
166	5.625%—02/15/2027[2]	173
		499
		3,307
ELECTRICAL EQUIPMENT—0.2%
	Clarios Global LP
261	6.750%—05/15/2025[2]	281
	Sensata Technologies BV
436	4.000%—04/15/2029[2]	439
	Sensata Technologies Inc.
247	4.375%—02/15/2030[2]	259
		979
ENERGY EQUIPMENT & SERVICES—0.8%
	Archrock Partners LP / Archrock Partners Finance Corp.
796	6.250%—04/01/2028[2]	833
	Indigo Natural Resources LLC
1,094	5.375%—02/01/2029[2]	1,087
	Transocean Phoenix 2 Ltd.
183	7.750%—10/15/2024[2]	182
	Transocean Poseidon Ltd.
579	6.875%—02/01/2027[2]	551
	Transocean Sentry Ltd.
259	5.375%—05/15/2023[2]	247
	USA Compression Partners LP / USA Compression Finance Corp.
336	6.875%—09/01/2027	354
		3,254
ENTERTAINMENT—1.1%
	Lions Gate Capital Holdings LLC
1,513	5.500%—04/15/2029[2]	1,519
	Live Nation Entertainment Inc.
749	4.750%—10/15/2027[2]	757
297	5.625%—03/15/2026[2]	309
		1,066
	Netflix Inc.
349	5.875%—11/15/2028	425
860	6.375%—05/15/2029	1,081
		1,506
		4,091
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.4%
	Diversified Healthcare Trust
515	4.375%—03/01/2031	498
1,004	9.750%—06/15/2025	1,126
		1,624
	Iron Mountain Inc.
47	4.500%—02/15/2031[2]	47
48	5.250%—07/15/2030[2]	50
1,740	5.625%—07/15/2032[2]	1,839
		1,936
	MPT Operating Partnership LP / MPT Finance Corp.
384	5.250%—08/01/2026	397
	RHP Hotel Properties LP / RHP Finance Corp.
682	4.500%—02/15/2029[2]	677

43

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	Sabra Health Care LP
$820	5.125%—08/15/2026	$ 923
	Service Properties Trust
204	4.350%—10/01/2024	203
188	4.500%—06/15/2023-03/15/2025	190
58	4.650%—03/15/2024	59
546	4.950%—02/15/2027	537
176	5.000%—08/15/2022	179
341	5.500%—12/15/2027	359
521	7.500%—09/15/2025	591
		2,118
	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC
670	7.875%—02/15/2025[2]	723
	Uniti Group LP / Uniti Group Finance Inc. / CSL Capital LLC
796	4.750%—04/15/2028[2]	794
		9,192
FOOD & STAPLES RETAILING—1.0%
	Albertsons Companies LLC
552	4.625%—01/15/2027[2]	575
1,179	4.875%—02/15/2030[2]	1,229
324	5.750%—03/15/2025	335
315	5.875%—02/15/2028[2]	336
1,389	7.500%—03/15/2026[2]	1,530
		4,005
FOOD PRODUCTS—1.2%
	B&G Foods Inc.
497	5.250%—04/01/2025	512
	Kraft Heinz Foods Co.
571	4.375%—06/01/2046	613
178	4.875%—10/01/2049	205
751	5.000%—07/15/2035	878
1,242	5.200%—07/15/2045	1,472
579	5.500%—06/01/2050	721
		3,889
	Lamb Weston Holdings Inc.
363	4.875%—05/15/2028[2]	401
		4,802
GAS UTILITIES—0.3%
	AmeriGas Partners LP
837	5.750%—05/20/2027	939
77	5.875%—08/20/2026	86
		1,025
HEALTH CARE EQUIPMENT & SUPPLIES—0.1%
	Teleflex Inc.
319	4.250%—06/01/2028[2]	330
HEALTH CARE PROVIDERS & SERVICES—6.2%
	AHP Health Partners Inc.
1,379	9.750%—07/15/2026[2]	1,496
	Centene Corp.
828	2.500%—03/01/2031	793
1,923	3.000%—10/15/2030	1,911
371	4.625%—12/15/2029	402
2,454	5.375%—06/01/2026[2]	2,560
		5,666
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	DaVita Inc.
$352	3.750%—02/15/2031[2]	$ 335
193	4.625%—06/01/2030[2]	195
		530
	Global Medical Response Inc.
850	6.500%—10/01/2025[2]	871
	HCA Inc.
234	5.375%—02/01/2025	261
478	5.625%—09/01/2028	558
964	5.875%—02/15/2026-02/01/2029	1,118
1,424	7.690%—06/15/2025	1,703
714	8.360%—04/15/2024	839
		4,479
	HCA Inc. MTN[4]
988	7.580%—09/15/2025	1,181
	LifePoint Health Inc.
449	5.375%—01/15/2029[2]	450
848	6.750%—04/15/2025[2]	903
		1,353
	Molina Healthcare Inc.
940	3.875%—11/15/2030[2]	969
572	4.375%—06/15/2028[2]	588
1,196	5.375%—11/15/2022	1,257
		2,814
	Regionalcare Hospital Partners Holdings Inc. / LifePoint Health Inc.
1,675	9.750%—12/01/2026[2]	1,811
	Surgery Center Holdings Inc.
1,177	10.000%—04/15/2027[2]	1,293
	Tenet Healthcare Corp.
861	6.250%—02/01/2027[2]	904
622	6.750%—06/15/2023	680
911	7.500%—04/01/2025[2]	983
		2,567
		24,061
HEALTH CARE TECHNOLOGY—1.7%
	Change Healthcare Holdings LLC
2,664	5.750%—03/01/2025[2]	2,711
	Verscend Escrow Corp.
3,700	9.750%—08/15/2026[2]	3,945
		6,656
HOTELS, RESTAURANTS & LEISURE—6.0%
	Aramark Services Inc.
1,362	6.375%—05/01/2025[2]	1,451
	Boyd Gaming Corp.
671	6.375%—04/01/2026	694
271	8.625%—06/01/2025[2]	300
		994
	CEC Entertainment LLC
401	6.750%—05/01/2026[2]	398
	Colt Merger Sub Inc.
2,118	6.250%—07/01/2025[2]	2,254
1,276	8.125%—07/01/2027[2]	1,420
		3,674

44

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—Continued
	Expedia Group Inc.
$179	4.625%—08/01/2027[2]	$ 201
316	6.250%—05/01/2025[2]	368
		569
	International Game Technology plc
407	4.125%—04/15/2026[2]	420
	IRB Holding Corp.
670	7.000%—06/15/2025[2]	722
	Marriott Ownership Resorts Inc.
638	6.125%—09/15/2025[2]	678
	Marriott Ownership Resorts Inc. / ILG LLC
932	6.500%—09/15/2026	976
	MGM Resorts International
536	4.750%—10/15/2028	566
568	5.500%—04/15/2027	621
411	6.000%—03/15/2023	440
1,664	7.750%—03/15/2022	1,752
		3,379
	NCL Corp. Ltd.
304	3.625%—12/15/2024[2]	292
355	5.875%—03/15/2026[2]	372
705	10.250%—02/01/2026[2]	831
		1,495
	NCL Finance Ltd.
419	6.125%—03/15/2028[2]	442
	Royal Caribbean Cruises Ltd.
865	5.500%—04/01/2028[2]	908
861	10.875%—06/01/2023[2]	990
		1,898
	Scientific Games International Inc.
296	7.250%—11/15/2029[2]	326
795	8.250%—03/15/2026[2]	858
791	8.625%—07/01/2025[2]	866
		2,050
	Vail Resorts Inc.
393	6.250%—05/15/2025[2]	418
	Viking Ocean Cruises Ship VII Ltd.
504	5.625%—02/15/2029[2]	514
	VOC Escrow Ltd.
776	5.000%—02/15/2028[2]	792
	Wyndham Destinations Inc.
275	3.900%—03/01/2023	284
351	5.650%—04/01/2024	383
513	6.625%—07/31/2026[2]	589
		1,256
	Yum! Brands Inc.
356	5.350%—11/01/2043	370
637	7.750%—04/01/2025[2]	697
		1,067
		23,193
HOUSEHOLD DURABLES—0.7%
	Lennar Corp.
795	4.875%—12/15/2023	871
	M/I Homes Inc.
360	5.625%—08/01/2025	373
	Meritage Homes Corp.
107	3.875%—04/15/2029[2]	110
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOUSEHOLD DURABLES—Continued
	Newell Brands Inc.
$447	4.875%—06/01/2025	$ 495
	Shea Homes LP / Shea Homes Funding Corp.
463	4.750%—02/15/2028-04/01/2029[2]	470
	Taylor Morrison Communities Inc.
342	5.125%—08/01/2030[2]	377
	Toll Brothers Finance Corp.
131	4.350%—02/15/2028	144
		2,840
HOUSEHOLD PRODUCTS—0.6%
	Kronos Acquisition Holdings Inc. / KIK Custom Products Inc.
357	7.000%—12/31/2027[2]	347
	PetSmart Inc. / PetSmart Finance Corp.
1,040	4.750%—02/15/2028[2]	1,074
840	7.750%—02/15/2029[2]	911
		1,985
		2,332
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.6%
	Calpine Corp.
639	3.750%—03/01/2031[2]	612
	Nextera Energy Operating Partners LP
568	4.250%—07/15/2024[2]	603
	NRG Energy Inc.
360	6.625%—01/15/2027	376
	Talen Energy Supply LLC
238	7.250%—05/15/2027[2]	245
585	7.625%—06/01/2028[2]	607
		852
		2,443
INSURANCE—1.3%
	Acrisure Finance Inc.
744	7.000%—11/15/2025[2]	766
	Broadstreet Partners Inc.
623	5.875%—04/15/2029[2]	633
	GTCR AP Finance Inc.
649	8.000%—05/15/2027[2]	693
	Hub International Ltd.
1,528	7.000%—05/01/2026[2]	1,585
	NFP Corp.
1,319	6.875%—08/15/2028[2]	1,386
		5,063
INTERACTIVE MEDIA & SERVICES—0.7%
	Go Daddy Operating Co. LLC / GD Finance Co. Inc.
274	3.500%—03/01/2029[2]	267
	Rackspace Technology Global Inc.
537	3.500%—02/15/2028[2]	522
	Tripadvisor Inc.
921	7.000%—07/15/2025[2]	996
	Twitter Inc.
1,008	3.875%—12/15/2027[2]	1,062
		2,847
INTERNET & DIRECT MARKETING RETAIL—0.7%
	QVC Inc.
843	4.375%—03/15/2023	892

45

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
INTERNET & DIRECT MARKETING RETAIL—Continued
$1,590	5.450%—08/15/2034	$ 1,639
256	5.950%—03/15/2043	255
		2,786
IT SERVICES—0.3%
	Cardtronics Inc.
360	5.500%—05/01/2025[2]	371
	Sabre GLBL Inc.
326	9.250%—04/15/2025[2]	390
	Twilio Inc.
333	3.875%—03/15/2031	342
		1,103
LIFE SCIENCES TOOLS & SERVICES—1.0%
	Arches Buyer Inc.
726	6.125%—12/01/2028[2]	745
	Avantor Funding Inc.
1,194	4.625%—07/15/2028[2]	1,252
	IQVIA Inc.
701	5.000%—05/15/2027[2]	734
	Jaguar Holding Co II / PPD Development LP
768	5.000%—06/15/2028[2]	839
	Syneos Health Inc.
139	3.625%—01/15/2029[2]	136
		3,706
MACHINERY—0.9%
	Colfax Corp.
197	6.375%—02/15/2026[2]	209
	EnPro Industries Inc.
585	5.750%—10/15/2026	621
	Hillenbrand Inc.
591	3.750%—03/01/2031	587
	Meritor Inc.
334	6.250%—06/01/2025[2]	358
	Navistar International Corp.
604	6.625%—11/01/2025[2]	626
185	9.500%—05/01/2025[2]	201
		827
	Vertical U.S. Newco Inc.
771	5.250%—07/15/2027[2]	808
		3,410
MEDIA—9.0%
	Altice France SA
1,002	5.125%—07/15/2029[2]	1,005
688	7.375%—05/01/2026[2]	714
3,847	8.125%—02/01/2027[2]	4,222
		5,941
	AMC Networks Inc.
827	4.250%—02/15/2029	818
374	5.000%—04/01/2024	379
		1,197
	Block Communications Inc.
52	4.875%—03/01/2028[2]	53
	Cable One Inc.
893	4.000%—11/15/2030[2]	881
	CCO Holdings LLC / CCO Holdings Capital Corp.
760	4.250%—02/01/2031[2]	761
16	4.500%—05/01/2032[2]	16
752	5.375%—06/01/2029[2]	818
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
$984	5.500%—05/01/2026[2]	$ 1,017
393	5.750%—02/15/2026[2]	407
		3,019
	CSC Holdings LLC
585	3.375%—02/15/2031[2]	550
1,127	6.500%—02/01/2029[2]	1,247
		1,797
	Cumulus Media New Holdings Inc.
357	6.750%—07/01/2026[2]	366
	Diamond Sports Group LLC / Diamond Sports Finance Co.
1,071	5.375%—08/15/2026[2]	783
	DISH DBS Corp.
2,390	7.750%—07/01/2026	2,757
	Entercom Media Corp.
447	6.750%—03/31/2029[2]	462
	Hughes Satellite Systems Corp.
335	5.250%—08/01/2026	370
886	6.625%—08/01/2026	982
2,382	7.625%—06/15/2021	2,401
		3,753
	Meredith Corp.
562	6.500%—07/01/2025[2]	602
617	6.875%—02/01/2026	634
		1,236
	Outfront Media Capital LLC / Outfront Media Capital Corp.
107	4.250%—01/15/2029[2]	106
	Playtika Holding Corp.
1,008	4.250%—03/15/2029[2]	1,003
	Quebecor Media Inc.
539	5.750%—01/15/2023	577
	Radiate Holdco LLC / Radiate Finance Inc.
784	4.500%—09/15/2026[2]	799
555	6.500%—09/15/2028[2]	579
		1,378
	SSL Robotics LLC
846	9.750%—12/31/2023[2]	945
	Tegna Inc.
485	4.750%—03/15/2026[2]	516
	Telesat Canada / Telesat LLC
299	4.875%—06/01/2027[2]	292
540	5.625%—12/06/2026[2]	544
1,847	6.500%—10/15/2027[2]	1,817
		2,653
	UPC Broadband Finco BV
1,418	4.875%—07/15/2031[2]	1,415
	Viasat Inc.
1,870	5.625%—09/15/2025[2]	1,915
1,064	6.500%—07/15/2028[2]	1,124
		3,039
	Virgin Media Finance plc
232	5.000%—07/15/2030[2]	232
	Virgin Media Secured Finance plc
470	5.500%—08/15/2026[2]	488
	Virgin Media Vendor Financing Notes IV DAC
180	5.000%—07/15/2028[2]	183
		34,780

46

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
METALS & MINING—1.5%
	FMG Resources August 2006 Pty Ltd.
$2,825	4.375%—04/01/2031[2]	$ 2,938
	Freeport-McMoRan Inc.
247	5.400%—11/14/2034	298
862	5.450%—03/15/2043	1,054
		1,352
	Grinding Media Inc.
1,508	7.375%—12/15/2023[2]	1,538
		5,828
OIL, GAS & CONSUMABLE FUELS—10.0%
	Aethon United BR LP / Aethon United Finance Corp.
1,239	8.250%—02/15/2026[2]	1,319
	Antero Midstream Partners LP / Antero Midstream Finance Corp.
843	5.750%—03/01/2027-01/15/2028[2]	856
664	7.875%—05/15/2026[2]	725
		1,581
	Apache Corp.
252	4.250%—01/15/2044	235
194	4.625%—11/15/2025	205
487	4.750%—04/15/2043	484
119	5.250%—02/01/2042	124
		1,048
	Buckeye Partners LP
550	3.950%—12/01/2026	551
855	4.500%—03/01/2028[2]	857
134	5.850%—11/15/2043	132
		1,540
	Chesapeake Energy Corp.
142	5.500%—02/01/2026[2]	150
85	5.875%—02/01/2029[2]	92
		242
	CNX Midstream Partners LP
478	6.500%—03/15/2026[2]	495
	CNX Resources Corp.
274	6.000%—01/15/2029[2]	293
809	7.250%—03/14/2027[2]	875
		1,168
	Colgate Energy Partners III LLC
627	7.750%—02/15/2026[2]	635
	Continental Resources Inc.
349	4.900%—06/01/2044	367
343	5.750%—01/15/2031[2]	398
		765
	Crownrock LP / Crownrock Finance Inc.
230	5.000%—05/01/2029[2]	236
	Double Eagle Energy Holdings III LLC
576	7.750%—12/15/2025[2]	654
	Encino Acquisition Partners Holdings LLC
884	8.500%—05/01/2028[2]	867
	Endeavor Energy Resources LP / EER Finance Inc.
369	5.500%—01/30/2026[2]	383
	EQM Midstream Partners LP
424	4.500%—01/15/2029[2]	422
419	4.750%—01/15/2031[2]	415
247	6.000%—07/01/2025[2]	270
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
$242	6.500%—07/01/2027[2]	$ 268
811	6.500%—07/15/2048	824
		2,199
	Equities Corp.
836	3.900%—10/01/2027	872
936	5.000%—01/15/2029	1,025
		1,897
	Ferrellgas LP / Ferrellgas Finance Corp.
1,420	5.375%—04/01/2026[2]	1,406
507	5.875%—04/01/2029[2]	502
		1,908
	Genesis Energy LP / Genesis Energy Finance Corp.
1,192	7.750%—02/01/2028	1,206
672	8.000%—01/15/2027	693
		1,899
	Hilcorp Energy I LP / Hilcorp Finance Co.
717	6.000%—02/01/2031[2]	740
	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp.
555	6.000%—08/01/2026[2]	573
	Moss Creek Resources Holdings Inc.
380	7.500%—01/15/2026[2]	338
655	10.500%—05/15/2027[2]	617
		955
	Murphy Oil Corp.
646	5.750%—08/15/2025	662
1,281	6.375%—07/15/2028-12/01/2042	1,284
		1,946
	NGL Energy Operating LLC / NGL Energy Finance Corp.
1,422	7.500%—02/01/2026[2]	1,491
	NGL Energy Partners LP
398	7.500%—11/01/2023	389
	NuStar Logistics LP
593	5.750%—10/01/2025	639
	Oasis Midstream Partners LP / OMP Finance Corp.
836	8.000%—04/01/2029[2]	857
	Occidental Petroleum Corp.
339	4.200%—03/15/2048	286
907	4.300%—08/15/2039	802
1,820	4.400%—04/15/2046	1,607
350	5.500%—12/01/2025	377
183	5.875%—09/01/2025	200
172	6.125%—01/01/2031	192
676	6.200%—03/15/2040	720
219	6.450%—09/15/2036	249
115	8.500%—07/15/2027	140
1,367	8.875%—07/15/2030	1,758
		6,331
	Parkland Corp.
855	4.500%—10/01/2029[2]	874
	Rattler Midstream LP
382	5.625%—07/15/2025[2]	403
	Sanchez Energy Corp.
3,000	0.000%—06/15/2021*	19
	SM Energy Co.
1,175	5.000%—01/15/2024	1,127
232	6.125%—11/15/2022	230

47

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
$846	6.750%—09/15/2026	$ 820
88	10.000%—01/15/2025[2]	100
		2,277
	Southwestern Energy Co.
454	8.375%—09/15/2028	499
	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
118	5.500%—09/15/2024[2]	121
631	6.000%—12/31/2030[2]	633
595	7.500%—10/01/2025[2]	651
		1,405
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
244	5.500%—03/01/2030	265
111	6.500%—07/15/2027	121
		386
		38,620
PAPER & FOREST PRODUCTS—0.2%
	Mercer International Inc.
712	5.125%—02/01/2029[2]	737
PHARMACEUTICALS—2.9%
	Bausch Health Americas Company
171	9.250%—04/01/2026[2]	190
	Bausch Health Cos. Inc.
282	5.250%—02/15/2031[2]	283
332	5.500%—11/01/2025[2]	343
726	5.750%—08/15/2027[2]	780
331	6.125%—04/15/2025[2]	338
1,528	6.250%—02/15/2029[2]	1,618
1,164	7.000%—03/15/2024-01/15/2028[2]	1,211
363	7.250%—05/30/2029[2]	403
2,822	9.000%—12/15/2025[2]	3,066
		8,042
	Catalent Pharma Solutions Inc.
643	5.000%—07/15/2027[2]	674
	Jazz Securities DAC
766	4.375%—01/15/2029[2]	784
	Organon Finance 1 LLC
423	5.125%—04/30/2031[2]	439
	Teva Pharmaceutical Finance Netherlands III BV
634	3.150%—10/01/2026	596
514	6.000%—04/15/2024	543
		1,139
		11,268
PROFESSIONAL SERVICES—1.7%
	Celestial Saturn Merger Sub Inc.
1,627	4.500%—05/01/2028[2]	1,627
	Nielsen Finance LLC / Nielsen Finance Co.
102	5.625%—10/01/2028[2]	109
823	5.875%—10/01/2030[2]	902
		1,011
	Tempo Acquisition LLC / Tempo Acquisition Finance Corp.
43	5.750%—06/01/2025[2]	46
3,646	6.750%—06/01/2025[2]	3,718
		3,764
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
PROFESSIONAL SERVICES—Continued
	Trinet Group Inc.
$75	3.500%—03/01/2029[2]	$ 73
		6,475
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.8%
	Global NET Lease Inc. / Global NET Lease Operating Partnership LP
1,758	3.750%—12/15/2027[2]	1,742
	Kennedy-Wilson Inc.
829	5.000%—03/01/2031	859
	MPT Operating Partnership LP / MPT Finance Corp.
1,740	3.500%—03/15/2031	1,739
	Newmark Group Inc.
451	6.125%—11/15/2023	492
	Realogy Group LLC / Realogy Co.
1,487	5.750%—01/15/2029[2]	1,545
376	7.625%—06/15/2025[2]	412
		1,957
		6,789
ROAD & RAIL—0.2%
	Uber Technologies Inc.
849	7.500%—05/15/2025[2]	920
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.2%
	Microchip Technology Inc.
720	4.250%—09/01/2025[2]	756
SOFTWARE—1.5%
	Banff Merger Sub Inc.
1,677	9.750%—09/01/2026[2]	1,786
	Boxer Parent Co. Inc.
461	7.125%—10/02/2025[2]	496
	BY Crown Parent LLC / BY Bond Finance Inc.
294	4.250%—01/31/2026[2]	308
	J2 Global Inc.
383	4.625%—10/15/2030[2]	393
	Rocket Software Inc.
653	6.500%—02/15/2029[2]	662
	Solera LLC
2,056	10.500%—03/01/2024[2]	2,122
		5,767
SPECIALTY RETAIL—1.3%
	L Brands Inc.
265	6.694%—01/15/2027	307
823	6.875%—11/01/2035	999
		1,306
	LCM Investments Holdings II LLC
776	4.875%—05/01/2029[2]	795
	Magic Mergeco Inc.
571	5.250%—05/01/2028[2]	579
975	7.875%—05/01/2029[2]	1,003
		1,582
	Penske Automotive Group Inc.
440	3.500%—09/01/2025	451
1,007	5.500%—05/15/2026	1,041
		1,492
		5,175

48

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.4%
	Dell International LLC / EMC Corp.
$389	6.100%—07/15/2027[2]	$ 477
28	6.200%—07/15/2030[2]	35
3,260	7.125%—06/15/2024[2]	3,353
548	8.350%—07/15/2046[2]	860
		4,725
	Diebold Nixdorf Inc.
1,407	9.375%—07/15/2025[2]	1,570
	NCR Corp.
1,329	5.125%—04/15/2029[2]	1,369
386	6.125%—09/01/2029[2]	420
		1,789
	Seagate HDD Cayman Co.
895	5.750%—12/01/2034	1,026
		9,110
TEXTILES, APPAREL & LUXURY GOODS—0.4%
	Hanesbrands Inc.
324	4.875%—05/15/2026[2]	348
	PVH Corp.
347	4.625%—07/10/2025	386
	William Carter Co.
807	5.500%—05/15/2025[2]	855
		1,589
THRIFTS & MORTGAGE FINANCE—0.3%
	Nationstar Mortgage Holdings Inc.
215	6.000%—01/15/2027[2]	225
	Quicken Loans LLC / Quicken Loans Co-Issuer Inc.
1,115	3.875%—03/01/2031[2]	1,086
		1,311
TRADING COMPANIES & DISTRIBUTORS—0.7%
	Alta Equipment Group Inc.
927	5.625%—04/15/2026[2]	944
	Ashtead Capital Inc.
700	5.250%—08/01/2026[2]	735
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TRADING COMPANIES & DISTRIBUTORS—Continued
	BCPE Empire Holdings Inc.
$535	7.625%—05/01/2027[2]	$ 533
	GYP Holdings III Corp.
447	4.625%—05/01/2029[2]	448
		2,660
WIRELESS TELECOMMUNICATION SERVICES—1.7%
	LCPR Senior Secured Financing DAC
851	5.125%—07/15/2029[2]	874
412	6.750%—10/15/2027[2]	443
		1,317
	Sprint Capital Corp.
287	6.875%—11/15/2028	362
1,560	8.750%—03/15/2032	2,315
		2,677
	Sprint Corp.
263	7.125%—06/15/2024	304
353	7.875%—09/15/2023	403
		707
	T-Mobile USA Inc.
250	2.625%—02/15/2029	244
478	4.000%—04/15/2022	490
135	5.125%—04/15/2025	138
832	6.000%—03/01/2023	840
		1,712
		6,413
TOTAL CORPORATE BONDS & NOTES
(Cost $323,643)		333,274
TOTAL INVESTMENTS—98.0%
(Cost $368,867)		379,319
CASH AND OTHER ASSETS, LESS LIABILITIES—2.0%		7,736
TOTAL NET ASSETS—100.0%		$387,055

FAIR VALUE MEASUREMENTS
At April 30, 2021, the investment in Mavis Tire Express Services Corp. (as disclosed in the preceding Portfolio of Investments) was classified as Level 3 and all other investments were classified as Level 2.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended April 30, 2021.
Valuation Description	Beginning Balance as of 11/01/2020 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2021 (000s)	Unrealized Gain/ Loss as of 04/30/2021 (000s)
Bank Loan Obligations
Specialty Retail	$—	$770	$—	$—	$—	$—	$—	$—	$770	$—
49

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Balance as of 04/30/2021 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Bank Loan Obligations
Mavis Tire Express Services Corp. Bridge Term Loan	$ 770	Market Approach	Trade Price	$ 100.00

*	Security in Default
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
1	Variable or floating rate security; the stated rate represents the rate in effect at April 30, 2021. The variable rate for such securities may be based on the indicated reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At April 30, 2021, the aggregate value of these securities was $244,157 or 63% of net assets.
3	Zero coupon bond
4	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.
50

Harbor Money Market Fund
Manager’s Commentary (Unaudited)

Subadviser
BNP Paribas Asset Management USA, Inc.
200 Park Avenue
New York, NY 10166
Portfolio Manager
Kenneth J. O’Donnell, CFA
Since 2003
BNP has subadvised the Fund since 1987.
Investment Objective
The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.
Kenneth J. O’Donnell, CFA

Management’s Discussion of
Fund Performance
Market Review
Elevated levels of uncertainty dominated the start of the fiscal year. The pandemic was intensifying across the Northern Hemisphere with seasonal weather changes driving populations indoors. Late stage trials of several COVID-19 vaccines were promising but logistical distribution challenges were mounting. Polls were narrowing in the weeks before presidential election as Congress debated another wave of fiscal stimulus. Markets appeared to be looking through many of these concerns sending equity markets to new highs.
As the fiscal year progressed, questions were sequentially answered bringing renewed confidence to markets and a general improvement in investor sentiment. The Democratic Party secured the U.S. presidency with an election win by Joe Biden. Congress passed multiple fiscal packages adding stimulus to an economy that was already poised for substantial growth. Several vaccines were approved, and the distribution process ramped up quickly. COVID-19 cases declined after the holiday period and schools reopened with hybrid schedules.
The U.S. Federal Reserve (Fed) maintained a near zero interest rate policy and stable monthly balance sheet purchases in U.S. Treasury and Agency Mortgage-Backed Securities. Chairman Jerome Powell indicated that monetary policy would remain highly accommodative until it was clear the economy had reached full employment and inflation exceeded target. The new average-inflation policy framework, which allows for a periodic overshoot of their 2% inflation target, provides flexibility for the Fed to remain patient before raising interest rates as the economy recovers.
Benchmark Ten-Year U.S. Treasury Note yields climbed by 80 bps during the period to 1.63%. With short-term yields anchored at zero, the yield curve steepened sending a positive message to markets. The interest rate differential between 2-year and 10-year U.S. Treasury yields doubled over the past six months, with the spread nearing 150 bps.
Short-term U.S. Treasury Note yields remained anchored to near zero monetary policy rates during the fiscal year and have remained anchored near the zero-lower boundary since March. Money market yields declined slightly during the period to low single digits in basis point terms. Short-term Treasury bill rates temporarily dipped into negative yield territory during the first quarter in response to a technical dynamic in the market. This may happen again while the Fed addresses the impact of excess demand for short-term bills. The low level of money market yields is a challenge for investors seeking to keep pace with inflation to maintain the purchasing power of their assets. We believe that money market yields will remain at current levels for the rest of the year as Fed policy remains on-hold.
PerformancE
Harbor Money Market Fund returned 0.02% (Institutional Class) and 0.02% (Administrative Classes), while the ICE BofA 3-Month U.S. Treasury Bill Index returned 0.05% during the six-month period ended April 30, 2021. The duration of the portfolio, a measure of its sensitivity to changes in interest rates, was managed strategically longer at approximately 50 days to limit the impact of a further decline in U.S. Treasury Bill yields.
51

Harbor Money Market Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 04/30/2021
	Unannualized	1 Year	Annualized
	6 Months		5 Years	10 Years
Harbor Money Market Fund
Institutional Class	0.02%	0.05%	1.00%	0.55%
Administrative Class	0.02	0.05	0.91	0.50
Comparative Index
ICE BofA U.S. 3-Month Treasury Bill	0.05%	0.11%	1.18%	0.63%

Current 7-day subsidized[a] SEC yield for period ended 04/30/2021:	Institutional Class: 0.02%	Administrative Class: 0.02%
Current 7-day unsubsidized[b] SEC yield for period ended 04/30/2021:	Institutional Class: (0.27)%	Administrative Class: (0.52)%
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. Voluntary waivers and reimbursements may be discontinued at any time without notice.  Current yield excludes gains and losses as defined by the Securities and Exchange Commission.  The current yield more closely reflects the current earnings of the Fund than the total return.
Outlook & Strategy
Looking ahead, we do not expect major changes in monetary policy this year. Interest rates are likely to remain at the zero-lower bound throughout 2021 as the Fed assesses the economic recovery. We expect that real, or inflation-adjusted, economic growth in the U.S. will accelerate as the economic challenges of the pandemic subside and businesses reopen. Under this scenario, we would expect the yield curve to steepen further. While it is unlikely that the U.S. economy will, in our view, be able to sustain this elevated growth path, we expect growth in 2021 to exceed the trend rate. We believe the recovery will benefit from a sizable rebound in personal expenditures and business investment. Survey based measures are currently showing significant improvement in the manufacturing and service sectors. This view hinges upon a containment of the COVID-19 virus and subsequent variants in the coming year. While we remain optimistic that vaccine distribution will span the globe, it is concerning that several developing countries have yet to receive adequate supplies.
The Fed is unlikely, in our view, to stray from their current policy stance until strong evidence emerges that the economy is on a sustainable path to recovery. Under a new policy framework, the Fed will allow for realized inflation to exceed their target for a period of time to offset the current undershoot. The next interest rate tightening may occur in 2022 if the pandemic is contained and the global growth trend continues. We do not expect any major changes in the tools used to manage short-term interest rates, i.e. interest paid on banking reserves and the overnight fixed-rate reserve purchase agreement program, or reverse repo facility, though we do expect the Fed to announce an end to balance sheet purchases prior to changes in policy interest rates. The transparency of the Federal Open Market Committee will ultimately provide opportunities to tactically adjust the Fund’s duration profile as conditions evolve.

a	Reflects reimbursement or waivers currently in effect
b	Does not reflect reimbursements or waivers currently in effect
This report contains the current opinions of BNP Paribas Asset Management USA, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
You could lose money by investing in Harbor Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
52

Harbor Money Market Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Investment Allocation (% of investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

GOVERNMENT AGENCY DEBT—2.3%†
Principal Amount		Value
	Federal Home Loan Bank Discount Notes
$1,413	0.015%—06/25/2021	$ 1,413
600	0.020%—07/28/2021	600
TOTAL GOVERNMENT AGENCY DEBT
(Cost $2,013)		2,013

TREASURY DEBT—97.7%†
	U.S. Treasury Bills
1,500	0.006%—07/29/2021	1,500
5,250	0.007%—06/10/2021	5,250
7,200	0.008%—05/04/2021-06/17/2021	7,200
13,900	0.011%—05/25/2021-06/24/2021	13,900
4,000	0.012%—07/01/2021-07/08/2021	4,000
8,700	0.013%—05/20/2021-07/15/2021	8,700
TREASURY DEBT—Continued
Principal Amount		Value
$12,400	0.030%—09/16/2021	$12,398
11,500	0.031%—06/03/2021	11,499
9,600	0.035%—05/13/2021	9,600
10,650	0.036%—05/27/2021	10,650
1,300	0.050%—05/06/2021	1,300
TOTAL TREASURY DEBT
(Cost $85,997)		85,997
TOTAL INVESTMENTS—100.0%
(Cost $88,010)		88,010
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		(15)
TOTAL NET ASSETS—100.0%		$87,995

FAIR VALUE MEASUREMENTS
All investments at April 30, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at April 30, 2021 or October 31, 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	Coupon represents yield to maturity
The accompanying notes are an integral part of the Financial Statements.
53

Harbor Fixed Income Funds
StatementS of Assets and Liabilities—April 30, 2021 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Bond Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor High-Yield Bond Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost	$1,819,999*	$164,791	$128,428	$368,867	$88,010
Investments, at value	$ 1,812,546	$181,698	$131,473	$379,319	$88,010
Repurchase agreements	43,200	—	—	—	—
Due from broker	5,430	—	—	—	—
Cash	14,982	4,743	4,570	7,859	150
Foreign currency, at value (cost: $4,924, $0, $0, $0 and $0)	4,936	—	—	—	—
Receivables for:
Investments sold	435,698	212	237	4,885	—
Capital shares sold	681	117	936	158	35
Interest	8,734	310	607	5,083	—
Unrealized appreciation on open forward currency contracts	1,911	—	—	—	—
Unrealized appreciation on OTC swap agreements	185	—	—	—	—
Variation margin on options and futures contracts	1,827	—	—	—	—
Variation margin on centrally cleared swap agreements	3,744	—	—	—	—
Purchased options not settled through variation margin, at value (cost: $528, $0, $0, $0 and $0)	519	—	—	—	—
Prepaid registration fees	18	31	17	32	12
Prepaid fund insurance	12	1	1	3	1
Other assets	694	29	12	185	35
Total Assets	2,335,117	187,141	137,853	397,524	88,243
LIABILITIES
Payables for:
Due to broker	1,834	—	—	—	—
Investments purchased	673,359	1,441	4,423	9,577	—
Capital shares reacquired	232	51	5	487	202
Interest on reverse repurchase agreements	1	—	—	—	—
Investments sold short, at value (proceeds: $37,681, $0, $0, $0 and $0)	37,842	—	—	—	—
Written options not settled through variation margin, at value (premiums received: $706, $0, $0, $0 and $0)	624	—	—	—	—
Swap premiums received on OTC swap agreements	115	—	—	—	—
Reverse repurchase agreements	3,347	—	—	—	—
Variation margin on options and futures contracts	1,352	—	—	—	—
Unrealized depreciation on open forward currency contracts	1,779	—	—	—	—
Accrued expenses:
Management fees	614	92	35	163	—
12b-1 fees	4	1	—	4	—
Transfer agent fees	113	11	7	25	—
Trustees' fees and expenses	577	31	5	190	21
Other	121	9	8	23	25
Total Liabilities	721,914	1,636	4,483	10,469	248
NET ASSETS	$ 1,613,203	$185,505	$133,370	$387,055	$87,995
Net Assets Consist of:
Paid-in capital	$ 1,589,495	$145,329	$129,875	$463,789	$87,961
Total distributable earnings/(loss)	23,708	40,176	3,495	(76,734)	34
	$ 1,613,203	$185,505	$133,370	$387,055	$87,995

The accompanying notes are an integral part of the Financial Statements.

54

	Harbor Bond Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor High-Yield Bond Fund	Harbor Money Market Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$ 171,382	$ 40,245	$34,599	$102,369	N/A
Shares of beneficial interest[1]	14,257	2,993	3,265	10,294	N/A
Net asset value per share[2]	$ 12.02	$ 13.45	$ 10.60	$ 9.94	N/A
Institutional Class
Net assets	$1,424,323	$142,533	$98,771	$263,583	$84,989
Shares of beneficial interest[1]	118,380	10,605	9,321	26,505	84,989
Net asset value per share[2]	$ 12.03	$ 13.44	$ 10.60	$ 9.94	$ 1.00
Administrative Class
Net assets	$ 17,498	$ 84	N/A	$ 755	$ 3,006
Shares of beneficial interest[1]	1,453	6	N/A	76	3,006
Net asset value per share[2]	$ 12.04	$ 13.40	N/A	$ 9.99	$ 1.00
Investor Class
Net assets	N/A	$ 2,643	N/A	$ 20,348	N/A
Shares of beneficial interest[1]	N/A	197	N/A	2,039	N/A
Net asset value per share[2]	N/A	$ 13.40	N/A	$ 9.98	N/A

*	Including repurchase agreements
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
55

Harbor Fixed Income Funds
StatementS of Operations—Period Ended April 30, 2021 (Unaudited)

(All amounts in thousands)
	Harbor Bond Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor High-Yield Bond Fund	Harbor Money Market Fund
Investment Income
Interest	$ 26,993	$ 770	$ 1,346	$10,183	$ 34
Consent fee income	—	5	—	7	—
Total Investment Income	26,993	775	1,346	10,190	34
Operating Expenses
Management fees	4,438	567	205	1,248	94
12b-1 fees:
Administrative Class	22	—	N/A	1	4
Investor Class	N/A	3	N/A	30	N/A
Shareholder communications	43	4	4	10	6
Custodian fees	91	7	9	19	10
Transfer agent fees:
Retirement Class	17	4	3	10	N/A
Institutional Class	829	66	45	144	45
Administrative Class	9	—	N/A	—	2
Investor Class	N/A	3	N/A	26	N/A
Professional fees	41	3	2	9	2
Trustees' fees and expenses	36	3	2	8	3
Registration fees	46	31	18	32	17
Miscellaneous	15	5	3	6	3
Expenses before interest expense	5,587	696	291	1,543	186
Interest expense	5	—	—	—	—
Total expenses	5,592	696	291	1,543	186
Management fees waived	(215)	(43)	—	(191)	(76)
12b-1 fees waived	—	—	—	—	(4)
Transfer agent fees waived	(69)	(7)	(5)	(17)	(47)
Other expenses reimbursed	(635)	—	(27)	—	(41)
Net expenses	4,673	646	259	1,335	18
Net Investment Income/(Loss)	22,320	129	1,087	8,855	16
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	9,150	23,647	425	14,416	—
Investments sold short	(2,271)	—	—	—	—
Foreign currency transactions	(7,775)	—	—	—	—
Futures contracts	(1,342)	—	—	—	—
Written options	403	—	—	—	—
Swap agreements	(3,329)	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(27,803)	3,807	(2,800)	6,425	—
Investments sold short	(382)	—	—	—	—
Forwards currency contracts	(2,342)	—	—	—	—
Futures contracts	(1,634)	—	—	—	—
Purchased options	(10)	—	—	—	—
Written options	(50)	—	—	—	—
Swap agreements	9,760	—	—	—	—
Translations of assets and liabilities in foreign currencies	(164)	—	—	—	—
Net gain/(loss) on investment transactions	(27,789)	27,454	(2,375)	20,841	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ (5,469)	$27,583	$(1,288)	$29,696	$ 16
The accompanying notes are an integral part of the Financial Statements.

56

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57

Harbor Fixed Income Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Bond Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 22,320	$ 51,609	$ 129	$ 797	$ 1,087	$ 2,357
Net realized gain/(loss) on investments	(5,164)	54,738	23,647	16,732	425	2,883
Change in net unrealized appreciation/(depreciation) of investments	(22,625)	20,660	3,807	8,343	(2,800)	1,657
Net increase/(decrease) in assets resulting from operations	(5,469)	127,007	27,583	25,872	(1,288)	6,897
Distributions to Shareholders
Retirement Class	(3,937)	(2,761)	(3,418)	(842)	(1,043)	(440)
Institutional Class	(38,878)	(52,640)	(11,574)	(4,208)	(2,880)	(2,582)
Administrative Class	(376)	(470)	(7)	(2)	N/A	N/A
Investor Class	N/A	N/A	(246)	(68)	N/A	N/A
Total distributions to shareholders	(43,191)	(55,871)	(15,245)	(5,120)	(3,923)	(3,022)
Net Increase/(Decrease) Derived from Capital Share Transactions	(368,140)	(32,033)	19,101	(7,638)	22,980	26,970
Net increase/(decrease) in net assets	(416,800)	39,103	31,439	13,114	17,769	30,845
Net Assets
Beginning of period	2,030,003	1,990,900	154,066	140,952	115,601	84,756
End of period	$1,613,203	$2,030,003	$185,505	$154,066	$133,370	$115,601
The accompanying notes are an integral part of the Financial Statements.

58

Harbor High-Yield Bond Fund		Harbor Money Market Fund
November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
(Unaudited)		(Unaudited)

$ 8,855	$ 20,947	$ 16	$ 832
14,416	(15,626)	—	—
6,425	(232)	—	—
29,696	5,089	16	832

(2,893)	(4,327)	N/A	N/A
(8,270)	(17,235)	(15)	(815)
(20)	(32)	(1)	(17)
(599)	(1,053)	N/A	N/A
(11,782)	(22,647)	(16)	(832)
(58,527)	(46,449)	(10,775)	(22,397)
(40,613)	(64,007)	(10,775)	(22,397)

427,668	491,675	98,770	121,167
$387,055	$427,668	$ 87,995	$ 98,770
59

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Bond Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$ 23,539	$ 179,495	$ 82	$ 28,873	$ 6,869	$ 23,906
Net proceeds from redemption fees	—	—	—	—	—	—
Reinvested distributions	3,892	2,761	3,417	842	1,043	440
Cost of shares reacquired	(17,960)	(33,651)	(339)	(24,767)	(1,359)	(831)
Net increase/(decrease) in net assets	$ 9,471	$ 148,605	$ 3,160	$ 4,948	$ 6,553	$ 23,515
Institutional Class
Net proceeds from sale of shares	$ 131,727	$ 431,694	$ 23,902	$ 16,717	$18,394	$ 19,108
Net proceeds from redemption fees	—	—	—	1	—	—
Reinvested distributions	36,785	49,880	11,376	4,157	2,880	2,581
Cost of shares reacquired	(545,797)	(660,371)	(19,383)	(33,534)	(4,847)	(18,234)
Net increase/(decrease) in net assets	$(377,285)	$(178,797)	$ 15,895	$(12,659)	$16,427	$ 3,455
Administrative Class
Net proceeds from sale of shares	$ 1,779	$ 2,092	$ 1	$ —	N/A	N/A
Net proceeds from redemption fees	—	—	—	—	N/A	N/A
Reinvested distributions	375	469	7	2	N/A	N/A
Cost of shares reacquired	(2,480)	(4,402)	—	—	N/A	N/A
Net increase/(decrease) in net assets	$ (326)	$ (1,841)	$ 8	$ 2	N/A	N/A
Investor Class
Net proceeds from sale of shares	N/A	N/A	$ 654	$ 764	N/A	N/A
Net proceeds from redemption fees	N/A	N/A	—	—	N/A	N/A
Reinvested distributions	N/A	N/A	246	68	N/A	N/A
Cost of shares reacquired	N/A	N/A	(862)	(761)	N/A	N/A
Net increase/(decrease) in net assets	N/A	N/A	$ 38	$ 71	N/A	N/A
The accompanying notes are an integral part of the Financial Statements.

60

Harbor High-Yield Bond Fund		Harbor Money Market Fund
November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
(Unaudited)		(Unaudited)

$ 18,373	$ 72,410	N/A	N/A
1	30	N/A	N/A
2,838	4,187	N/A	N/A
(37,914)	(34,927)	N/A	N/A
$(16,702)	$ 41,700	N/A	N/A

$ 27,637	$ 92,313	$ 23,467	$ 209,776
1	96	—	—
8,117	16,946	15	810
(71,288)	(204,679)	(33,652)	(233,459)
$(35,533)	$ (95,324)	$(10,170)	$ (22,873)

$ 49	$ 121	$ 627	$ 3,992
—	—	—	—
19	31	1	17
(9)	(148)	(1,233)	(3,533)
$ 59	$ 4	$ (605)	$ 476

$ 5,295	$ 21,719	N/A	N/A
1	9	N/A	N/A
593	1,043	N/A	N/A
(12,240)	(15,600)	N/A	N/A
$ (6,351)	$ 7,171	N/A	N/A
61

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Bond Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)
SHARES
Retirement Class
Shares sold	1,915	14,981	6	2,624	632	2,200
Shares issued due to reinvestment of distributions	319	226	264	78	96	42
Shares reacquired	(1,478)	(2,782)	(25)	(2,237)	(124)	(78)
Net increase/(decrease) in shares outstanding	756	12,425	245	465	604	2,164
Institutional Class
Shares sold	10,766	35,572	1,776	1,508	1,714	1,764
Shares issued due to reinvestment of distributions	3,007	4,166	881	386	266	241
Shares reacquired	(44,662)	(54,936)	(1,448)	(3,041)	(449)	(1,684)
Net increase/(decrease) in shares outstanding	(30,889)	(15,198)	1,209	(1,147)	1,531	321
Administrative Class
Shares sold	145	172	—	—	N/A	N/A
Shares issued due to reinvestment of distributions	31	39	—	—	N/A	N/A
Shares reacquired	(202)	(368)	—	—	N/A	N/A
Net increase/(decrease) in shares outstanding	(26)	(157)	—	—	N/A	N/A
Investor Class
Shares sold	N/A	N/A	48	65	N/A	N/A
Shares issued due to reinvestment of distributions	N/A	N/A	19	6	N/A	N/A
Shares reacquired	N/A	N/A	(64)	(68)	N/A	N/A
Net increase/(decrease) in shares outstanding	N/A	N/A	3	3	N/A	N/A
The accompanying notes are an integral part of the Financial Statements.

62

Harbor High-Yield Bond Fund		Harbor Money Market Fund
November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
(Unaudited)		(Unaudited)

1,850	7,783	N/A	N/A
287	447	N/A	N/A
(3,801)	(3,729)	N/A	N/A
(1,664)	4,501	N/A	N/A

2,775	9,729	23,468	209,775
821	1,821	15	810
(7,181)	(21,780)	(33,652)	(233,459)
(3,585)	(10,230)	(10,169)	(22,874)

5	13	627	3,992
2	3	1	17
(1)	(15)	(1,233)	(3,533)
6	1	(605)	476

530	2,344	N/A	N/A
60	111	N/A	N/A
(1,226)	(1,697)	N/A	N/A
(636)	758	N/A	N/A
63

Harbor Fixed Income Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR BOND FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018 [g]
	(Unaudited)
Net asset value beginning of period	$ 12.35	$ 11.90	$ 11.09	$11.28
Income from Investment Operations
Net investment income/(loss)[a,e]	0.15	0.31	0.38	0.16
Net realized and unrealized gain/(loss) on investments	(0.20)	0.49	0.80	(0.16)
Total from investment operations	(0.05)	0.80	1.18	— *
Less Distributions
Dividends from net investment income	(0.15)	(0.35)	(0.37)	(0.19)
Distributions from net realized capital gains	(0.13)	—	—	—
Total distributions	(0.28)	(0.35)	(0.37)	(0.19)
Net asset value end of period	12.02	12.35	11.90	11.09
Net assets end of period (000s)	$171,382	$166,740	$12,802	$6,921
Ratios and Supplemental Data (%)
Total return[b]	(0.45)% [c]	6.82%	10.84%	0.01% [c]
Ratio of total expenses to average net assets^	0.53 [d]	0.58	1.06	1.16 [d]
Ratio of net expenses to average net assets[a]	0.43 [d]	0.48	0.96	1.06 [d]
Ratio of net expenses excluding interest expense to average net assets[a]	0.43 [d]	0.43	0.43	0.43 [d]
Ratio of net investment income to average net assets[a]	2.52 [d]	2.56	3.30	3.44 [d]
Portfolio turnover	223 [c]	558	644	674 [c]

	Administrative Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	$ 12.37	$ 11.92	$ 11.11	$ 11.69	$ 11.89	$ 11.93
Income from Investment Operations
Net investment income/(loss)[a,e]	0.13	0.28	0.35	0.31	0.34	0.34
Net realized and unrealized gain/(loss) on investments	(0.20)	0.48	0.79	(0.53)	(0.05)	0.16
Total from investment operations	(0.07)	0.76	1.14	(0.22)	0.29	0.50
Less Distributions
Dividends from net investment income	(0.13)	(0.31)	(0.33)	(0.36)	(0.32)	(0.45)
Distributions from net realized capital gains	(0.13)	—	—	—	(0.17)	(0.09)
Total distributions	(0.26)	(0.31)	(0.33)	(0.36)	(0.49)	(0.54)
Net asset value end of period	12.04	12.37	11.92	11.11	11.69	11.89
Net assets end of period (000s)	$17,498	$18,302	$19,498	$31,111	$30,376	$37,887
Ratios and Supplemental Data (%)
Total return[b]	(0.62)% [c]	6.44%	10.44%	(1.88)%	2.56%	4.42%
Ratio of total expenses to average net assets^	0.86 [d]	0.97	1.39	1.16	0.88	0.85
Ratio of net expenses to average net assets[a]	0.76 [d]	0.87	1.29	1.06	0.79	0.78
Ratio of net expenses excluding interest expense to average net assets[a]	0.76 [d]	0.76	0.76	0.76	0.76	0.76
Ratio of net investment income to average net assets[a]	2.18 [d]	2.32	3.01	2.69	2.90	2.89
Portfolio turnover	223 [c]	558	644	674	654	592
See page 72 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

64

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
$ 12.36	$ 11.91	$ 11.10	$ 11.68	$ 11.88	$ 11.92

0.15	0.31	0.37	0.33	0.36	0.37
(0.21)	0.48	0.80	(0.52)	(0.04)	0.16
(0.06)	0.79	1.17	(0.19)	0.32	0.53

(0.14)	(0.34)	(0.36)	(0.39)	(0.35)	(0.48)
(0.13)	—	—	—	(0.17)	(0.09)
(0.27)	(0.34)	(0.36)	(0.39)	(0.52)	(0.57)
12.03	12.36	11.91	11.10	11.68	11.88
$1,424,323	$1,844,961	$1,958,600	$1,899,680	$2,159,390	$2,438,815

(0.50)% [c]	6.72%	10.74%	(1.63)%	2.82%	4.70%
0.61 [d]	0.73	1.14	0.90	0.63	0.60
0.51 [d]	0.62	1.04	0.80	0.54	0.53
0.51 [d]	0.51	0.51	0.51	0.51	0.51
2.41 [d]	2.58	3.23	2.93	3.15	3.16
223 [c]	558	644	674	654	592
65

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CONVERTIBLE SECURITIES FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 12.49	$ 10.82	$ 10.47	$ 11.27	$ 10.53	$ 9.78
Income from Investment Operations
Net investment income/(loss)[a,e]	0.01	0.07	0.10	0.10	0.14	0.08
Net realized and unrealized gain/(loss) on investments	2.19	2.02	0.92	0.19	0.78	0.75
Total from investment operations	2.20	2.09	1.02	0.29	0.92	0.83
Less Distributions
Dividends from net investment income	(0.08)	(0.09)	(0.18)	(0.09)	(0.18)	(0.08)
Distributions from net realized capital gains	(1.16)	(0.33)	(0.49)	(1.00)	—	—
Total distributions	(1.24)	(0.42)	(0.67)	(1.09)	(0.18)	(0.08)
Proceeds from redemption fees	— *	— *	— *	— *	— *	—
Net asset value end of period	13.45	12.49	10.82	10.47	11.27	10.53
Net assets end of period (000s)	$40,245	$34,307	$24,697	$25,412	$24,585	$2,215
Ratios and Supplemental Data (%)
Total return[b]	18.10% [c]	19.93%	10.48%	2.80%	8.81%	8.51% [c]
Ratio of total expenses to average net assets^	0.73 [d]	0.74	0.74	0.74	0.72	0.73 [d]
Ratio of net expenses to average net assets[a]	0.67 [d]	0.69	0.69	0.69	0.67	0.71 [d]
Ratio of net investment income to average net assets[a]	0.22 [d]	0.60	0.98	0.95	1.24	1.13 [d]
Portfolio turnover	42 [c]	101	74	94	102	102 [c]

	Administrative Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	$ 12.46	$ 10.80	$ 10.44	$ 11.26	$ 10.53	$10.62
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.01)	0.03	0.07	0.07	0.10	0.09
Net realized and unrealized gain/(loss) on investments	2.18	2.01	0.91	0.17	0.77	0.20
Total from investment operations	2.17	2.04	0.98	0.24	0.87	0.29
Less Distributions
Dividends from net investment income	(0.07)	(0.05)	(0.13)	(0.06)	(0.14)	(0.19)
Distributions from net realized capital gains	(1.16)	(0.33)	(0.49)	(1.00)	—	(0.19)
Total distributions	(1.23)	(0.38)	(0.62)	(1.06)	(0.14)	(0.38)
Proceeds from redemption fees	— *	— *	— *	— *	— *	— *
Net asset value end of period	13.40	12.46	10.80	10.44	11.26	10.53
Net assets end of period (000s)	$ 84	$ 70	$ 59	$ 53	$ 395	$ 392
Ratios and Supplemental Data (%)
Total return[b]	17.85% [c]	19.48%	10.11%	2.27%	8.37%	2.96%
Ratio of total expenses to average net assets^	1.06 [d]	1.07	1.07	1.07	1.04	1.02
Ratio of net expenses to average net assets[a]	1.00 [d]	1.02	1.02	1.01	1.00	1.01
Ratio of net investment income to average net assets[a]	(0.11) [d]	0.29	0.64	0.63	0.93	0.90
Portfolio turnover	42 [c]	101	74	94	102	102
See page 72 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

66

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
$ 12.48	$ 10.83	$ 10.48	$ 11.27	$ 10.53	$ 10.63

0.01	0.06	0.09	0.09	0.13	0.12
2.19	2.00	0.92	0.20	0.78	0.19
2.20	2.06	1.01	0.29	0.91	0.31

(0.08)	(0.08)	(0.17)	(0.08)	(0.17)	(0.22)
(1.16)	(0.33)	(0.49)	(1.00)	—	(0.19)
(1.24)	(0.41)	(0.66)	(1.08)	(0.17)	(0.41)
— *	— *	— *	— *	— *	— *
13.44	12.48	10.83	10.48	11.27	10.53
$142,533	$117,269	$114,130	$93,424	$87,391	$421,671

18.07% [c]	19.63%	10.39%	2.82%	8.74%	3.12%
0.81 [d]	0.82	0.82	0.82	0.79	0.77
0.75 [d]	0.77	0.77	0.76	0.76	0.76
0.14 [d]	0.55	0.89	0.88	1.18	1.15
42 [c]	101	74	94	102	102

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
$ 12.46	$ 10.80	$ 10.45	$ 11.25	$ 10.52	$ 10.61

(0.02)	0.02	0.05	0.05	0.09	0.08
2.19	2.00	0.92	0.19	0.77	0.20
2.17	2.02	0.97	0.24	0.86	0.28

(0.07)	(0.03)	(0.13)	(0.04)	(0.13)	(0.18)
(1.16)	(0.33)	(0.49)	(1.00)	—	(0.19)
(1.23)	(0.36)	(0.62)	(1.04)	(0.13)	(0.37)
— *	— *	— *	— *	— *	— *
13.40	12.46	10.80	10.45	11.25	10.52
$ 2,643	$ 2,420	$ 2,066	$ 1,861	$ 2,015	$ 2,039

17.83% [c]	19.33%	9.99%	2.35%	8.26%	2.85%
1.18 [d]	1.19	1.19	1.19	1.16	1.14
1.12 [d]	1.14	1.14	1.13	1.12	1.13
(0.23) [d]	0.17	0.52	0.51	0.81	0.77
42 [c]	101	74	94	102	102
67

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CORE BOND FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018 [g]
	(Unaudited)
Net asset value beginning of period	$ 11.06	$ 10.64	$ 9.84	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.10	0.26	0.31	0.12
Net realized and unrealized gain/(loss) on investments	(0.20)	0.50	0.79	(0.19)
Total from investment operations	(0.10)	0.76	1.10	(0.07)
Less Distributions
Dividends from net investment income	(0.14)	(0.27)	(0.30)	(0.09)
Distributions from net realized capital gains	(0.22)	(0.07)	—	—
Total distributions	(0.36)	(0.34)	(0.30)	(0.09)
Net asset value end of period	10.60	11.06	10.64	9.84
Net assets end of period (000s)	$34,599	$29,428	$5,298	$3,061
Ratios and Supplemental Data (%)
Total return[b]	(0.93)% [c]	7.36%	11.34%	(0.73)% [c]
Ratio of total expenses to average net assets^	0.42 [d]	0.43	0.45	0.77 [d]
Ratio of net expenses to average net assets[a]	0.37 [d]	0.37	0.37	0.37 [d]
Ratio of net investment income to average net assets[a]	1.86 [d]	2.35	2.98	2.98 [d]
Portfolio turnover	18 [c]	70	61	97 [c]
See page 72 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

68

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018 [g]
(Unaudited)
$ 11.06	$ 10.64	$ 9.84	$ 10.00

0.10	0.26	0.30	0.12
(0.21)	0.50	0.79	(0.19)
(0.11)	0.76	1.09	(0.07)

(0.13)	(0.27)	(0.29)	(0.09)
(0.22)	(0.07)	—	—
(0.35)	(0.34)	(0.29)	(0.09)
10.60	11.06	10.64	9.84
$98,771	$86,173	$79,458	$52,249

(0.98)% [c]	7.28%	11.26%	(0.75)% [c]
0.50 [d]	0.51	0.53	0.85 [d]
0.45 [d]	0.45	0.45	0.45 [d]
1.78 [d]	2.35	2.89	2.86 [d]
18 [c]	70	61	97 [c]
69

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD BOND FUND
	Retirement Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016 [f]
	(Unaudited)
Net asset value beginning of period	$ 9.55	$ 9.88	$ 9.69	$ 10.22	$ 10.00	$ 9.40
Income from Investment Operations
Net investment income/(loss)[a,e]	0.21	0.47	0.54	0.54	0.55	0.36
Net realized and unrealized gain/(loss) on investments	0.47	(0.28)	0.22	(0.49)	0.25	0.61
Total from investment operations	0.68	0.19	0.76	0.05	0.80	0.97
Less Distributions
Dividends from net investment income	(0.29)	(0.52)	(0.57)	(0.58)	(0.58)	(0.37)
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.29)	(0.52)	(0.57)	(0.58)	(0.58)	(0.37)
Proceeds from redemption fees	— *	— *	— *	— *	— *	— *
Net asset value end of period	9.94	9.55	9.88	9.69	10.22	10.00
Net assets end of period (000s)	$102,369	$114,145	$73,676	$303,627	$41,975	$1,828
Ratios and Supplemental Data (%)
Total return[b]	7.17% [c]	2.18%	8.13%	0.54%	8.23%	10.49% [c]
Ratio of total expenses to average net assets^	0.66 [d]	0.66	0.65	0.61	0.65	0.66 [d]
Ratio of net expenses to average net assets[a]	0.56 [d]	0.56	0.56	0.53	0.61	0.61 [d]
Ratio of net investment income to average net assets[a]	4.34 [d]	4.88	5.53	5.50	5.44	5.38 [d]
Portfolio turnover	68 [c]	128	80	53	56	58 [c]

	Administrative Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	$ 9.59	$ 9.92	$ 9.71	$ 10.25	$ 10.01	$10.02
Income from Investment Operations
Net investment income/(loss)[a,e]	0.20	0.44	0.50	0.52	0.53	0.51
Net realized and unrealized gain/(loss) on investments	0.47	(0.28)	0.25	(0.51)	0.25	(0.02)
Total from investment operations	0.67	0.16	0.75	0.01	0.78	0.49
Less Distributions
Dividends from net investment income	(0.27)	(0.49)	(0.54)	(0.55)	(0.54)	(0.50)
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.27)	(0.49)	(0.54)	(0.55)	(0.54)	(0.50)
Proceeds from redemption fees	— *	— *	— *	— *	— *	— *
Net asset value end of period	9.99	9.59	9.92	9.71	10.25	10.01
Net assets end of period (000s)	$ 755	$ 668	$ 686	$ 1,374	$ 1,753	$4,631
Ratios and Supplemental Data (%)
Total return[b]	7.06% [c]	1.82%	7.91%	0.10%	7.98%	5.18%
Ratio of total expenses to average net assets^	0.99 [d]	0.99	0.98	0.94	0.97	0.95
Ratio of net expenses to average net assets[a]	0.89 [d]	0.90	0.89	0.86	0.92	0.91
Ratio of net investment income to average net assets[a]	4.00 [d]	4.60	5.13	5.18	5.20	5.20
Portfolio turnover	68 [c]	128	80	53	56	58
See page 72 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

70

Institutional Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
$ 9.55	$ 9.88	$ 9.68	$ 10.21	$ 9.99	$ 10.00

0.21	0.46	0.52	0.54	0.55	0.53
0.47	(0.28)	0.25	(0.51)	0.24	(0.02)
0.68	0.18	0.77	0.03	0.79	0.51

(0.29)	(0.51)	(0.57)	(0.57)	(0.57)	(0.52)
—	—	—	—	—	—
(0.29)	(0.51)	(0.57)	(0.57)	(0.57)	(0.52)
— *	— *	— *	0.01	— *	— *
9.94	9.55	9.88	9.68	10.21	9.99
$263,583	$287,242	$398,320	$470,204	$1,387,213	$1,817,902

7.12% [c]	2.09%	8.16%	0.45%	8.16%	5.46%
0.74 [d]	0.74	0.73	0.69	0.72	0.70
0.64 [d]	0.65	0.64	0.62	0.67	0.66
4.26 [d]	4.86	5.35	5.40	5.43	5.43
68 [c]	128	80	53	56	58

Investor Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
$ 9.57	$ 9.91	$ 9.71	$ 10.24	$ 10.01	$ 10.02

0.19	0.43	0.49	0.50	0.52	0.49
0.48	(0.29)	0.24	(0.49)	0.24	(0.02)
0.67	0.14	0.73	0.01	0.76	0.47

(0.26)	(0.48)	(0.53)	(0.54)	(0.53)	(0.48)
—	—	—	—	—	—
(0.26)	(0.48)	(0.53)	(0.54)	(0.53)	(0.48)
— *	— *	— *	— *	— *	— *
9.98	9.57	9.91	9.71	10.24	10.01
$ 20,348	$ 25,613	$ 18,993	$ 31,549	$ 42,753	$ 87,155

7.08% [c]	1.59%	7.72%	0.08%	7.79%	5.02%
1.11 [d]	1.11	1.10	1.06	1.09	1.07
1.01 [d]	1.01	1.01	0.98	1.04	1.03
3.90 [d]	4.44	5.00	5.05	5.08	5.09
68 [c]	128	80	53	56	58
71

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MONEY MARKET FUND
	Institutional Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income/(loss)[a,e]	— *	0.01	0.02	0.01	0.01	— *
Net realized and unrealized gain/(loss) on investments	—	—	—	—	—	—
Total from investment operations	— *	0.01	0.02	0.01	0.01	— *
Less Distributions
Dividends from net investment income	— *	(0.01)	(0.02)	(0.01)	(0.01)	— *
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	— *	(0.01)	(0.02)	(0.01)	(0.01)	— *
Net asset value end of period	1.00	1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$84,989	$95,159	$118,032	$129,826	$169,637	$136,986
Ratios and Supplemental Data (%)
Total return[b]	0.02% [c]	0.64%	2.02%	1.44%	0.73%	0.30%
Ratio of total expenses to average net assets^	0.39 [d]	0.39	0.35	0.35	0.35	0.36
Ratio of net expenses to average net assets[a]	0.04 [d]	0.19	0.28	0.20	—	—
Ratio of net investment income to average net assets[a]	0.03 [d]	0.72	2.01	1.42	0.72	0.27

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on average daily shares outstanding during the period.
f	For the period June 1, 2018 (inception) through October 31, 2018
g	For the period March 1, 2016 (inception) through October 31, 2016
The accompanying notes are an integral part of the Financial Statements.

72

Administrative Class
6-Month Period Ended April 30, 2021	Year Ended October 31,
	2020	2019	2018	2017	2016
(Unaudited)
$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

— *	0.01	0.02	0.01	0.01	— *
—	—	—	—	—	—
— *	0.01	0.02	0.01	0.01	— *

— *	(0.01)	(0.02)	(0.01)	(0.01)	— *
—	—	—	—	—	—
— *	(0.01)	(0.02)	(0.01)	(0.01)	— *
1.00	1.00	1.00	1.00	1.00	1.00
$3,006	$3,611	$3,135	$2,086	$1,545	$2,267

0.02% [c]	0.51%	1.76%	1.36%	0.73%	0.30%
0.64 [d]	0.64	0.60	0.60	0.60	0.61
0.04 [d]	0.29	0.53	0.29	—	—
0.03 [d]	0.49	1.79	1.36	0.70	0.28
73

Harbor Fixed Income Funds
Notes to Financial Statements—April 30, 2021 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2021, the Trust consists of 36 separate portfolios. The portfolios covered by this report are: Harbor Bond Fund, Harbor Convertible Securities Fund, Harbor Core Bond Fund,  Harbor High-Yield Bond Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer up to four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities, other than short-term securities, with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions,
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and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity.  Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.
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Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities (except for premiums on certain callable debt securities that amortized to the earliest call date) using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Consent fees relating to corporate actions from investments held are recorded as income upon receipt.
Expenses
Expenses are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
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Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2017–2019), including all positions expected to be taken upon filing the 2020 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Foreign Currency Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
Foreign currency contracts are marked-to-market daily and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the period, Harbor Bond Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars and forward currency contracts to manage its exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions. The Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at period end.
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Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
New Accounting Pronouncements
In October 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020-08, Codification Improvements to Subtopic 310-20, Receivables - Nonrefundable Fees and Other Costs. This ASU amends FASB ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which provides guidance related to the amortization period for certain purchase callable debt securities held at a premium. ASU 2020-08 addresses premium amortization for callable debt securities with multiple call dates, clarifying that an entity should reevaluate whether a callable debt security purchased at a premium is in scope for each reporting period. ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020, and should be applied on a prospective basis as of the beginning of the period of adoption for existing or newly purchased debt securities. At this time, management is still evaluating the implications of these changes on the financial statements.
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of this ASU is to provide optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU was effective immediately upon release of the update on March 12, 2020, and can generally be applied through December 31, 2022. At this time, management is still evaluating the implications of these changes on the financial statements.
Forward Commitments and When-Issued Securities
Agreements to purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the fair value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.
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Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. However, when a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
During the period, Harbor Bond Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
During the period, Harbor Bond Fund and Harbor Core Bond Fund invested in inflation-indexed bonds.
Loan Participations and Assignments
Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from the agent, it acquires direct rights against the borrower on the loan.
Unfunded loan commitments are contractual obligations for future funding and may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.
A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of an unfunded loan commitment. In certain circumstances, a Fund that has entered into an unfunded loan commitment may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statement of Operations.
During the period, Harbor High-Yield Bond Fund invested in loan participations and assignments.
As of April 30, 2021, the Funds do not have unfunded loan commitments outstanding.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.
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Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
During the period, Harbor Bond Fund and Harbor Core Bond Fund invested in mortgage-related or other asset-backed securities.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to a Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, a Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to a Fund. A counterparty’s default may cause a Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the period, Harbor Bond Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.
Reverse Repurchase Agreements
A reverse repurchase agreement involves the delivery of a portfolio security in exchange for cash by a Fund, coupled with an agreement to repurchase the same or substantially the same security at a specified time and price. Until the security is repurchased, a Fund is obligated to pay interest, based upon market rates of the time of issuance, on the value of the repurchase agreement. While a reverse repurchase agreement is outstanding, a Fund continues to receive principal and interest payments on the underlying security. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties is reflected as a liability on the Statements of Assets and Liabilities. Interest payments based upon the reverse repurchase agreement term made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. To cover its obligations under reverse repurchase agreements, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to a Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Reverse repurchase agreements involve the risk that the fair value of the securities delivered by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities delivered. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.
During the period, Harbor Bond Fund entered into reverse repurchase agreements. The average amount of borrowings outstanding for the Fund was $6,694,000 at a weighted average interest rate of -0.456%. Average borrowing outstanding and average interest rate during the period is calculated based on calendar days. A table that includes the remaining maturity period for outstanding reverse repurchase agreements and the type of investment collateral pledged, if any, can be found subsequent to the Fund’s Portfolio of Investments schedule.
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Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by a Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement.
The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statement of Assets and Liabilities.  A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations.  Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. To cover its obligations under sale-buyback transactions, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to a Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Sale-buyback transactions involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transactions are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to a Fund.
During the period, Harbor Bond Fund entered into sale-buyback transactions. The average amount of borrowings outstanding for the Fund was $603,000 at a weighted average interest rate of 0.029%. Average borrowing outstanding and average interest rate during the period is calculated based on calendar days. A table that includes the remaining maturity period for outstanding sale-buyback transactions and the type of investment collateral pledged, if any, can be found subsequent to the Fund’s Portfolio of Investments schedule.
Short Sales
Short-selling obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
During the period, Harbor Bond Fund engaged in short-selling.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a Fund will be able to close out its position when the Fund considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to
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continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Fund would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are traded on an exchange and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default.
During the period, Harbor Bond Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.
The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the fair value of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the fair value of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. A Fund may write or purchase options on exchange-traded futures contracts in which a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the period, Harbor Bond Fund purchased and wrote (sold) option contracts to manage its exposure to the bond markets and to fluctuations in interest rates and currency values.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation or depreciation.
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Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to a Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. A Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between a Fund and the counterparty, and the posting of collateral by the counterparty.
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
During the period, Harbor Bond Fund used interest rate swap agreements to manage its exposure to interest rate changes.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement.
During the period, Harbor Bond Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; the Fund used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. As of April 30, 2021, the maximum exposure to loss of the notional value as the seller of credit default swaps outstanding for Harbor Bond Fund was $28,676,000.
83

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the period ended April 30, 2021 are as follows:
	Purchases (000s)		Sales (000s)
	U.S. Government	Other	U.S. Government	Other
Harbor Bond Fund	$4,675,702	$156,465	$5,180,519	$434,998
Harbor Convertible Securities Fund	—	75,254	—	71,015
Harbor Core Bond Fund	40,019	8,006	15,753	4,524
Harbor High-Yield Bond Fund	—	278,993	—	335,511

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Bond Fund	0.48% [a]	0.46%
Harbor Convertible Securities Fund	0.65 [b]	0.60
Harbor Core Bond Fund	0.34	0.34
Harbor High-Yield Bond Fund	0.60 [c]	0.51
Harbor Money Market Fund	0.20 [d]	0.04

a	The Adviser has contractually agreed to reduce the management fee to 0.43% on assets between $1 billion and $3 billion and to 0.405% on assets over $3 billion through February 28, 2022.
b	The Adviser has contractually agreed to reduce the management fee to 0.60% through February 28, 2022.
c	The Adviser has contractually agreed to reduce the management fee to 0.508% through February 28, 2022.
d	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2022.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the period, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor Bond Fund	0.43%	0.51%	0.76%	N/A	02/28/2022
Harbor Core Bond Fund	0.37	0.45	N/A	N/A	02/28/2022
Harbor Money Market Fund[1]	N/A	0.28	0.53	N/A	02/28/2022

1	For the period ended April 30, 2021, Harbor Capital voluntarily waived additional expenses below the limits described in the table above resulting in annualized expense ratios each of 0.04% for the Institutional Class and Administrative Class.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
84

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class[1]	0.21% of the average daily net assets of all Investor Class shares

1	For the period November 1, 2020 through February 28, 2021, Harbor Services Group received compensation up to 0.22% for the Investor Class.
Harbor Services Group voluntarily waived a portion of its transfer agent fees during the period ended April 30, 2021. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the period, the Funds did not enter into any transactions with any other Harbor fund.
85

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Shareholders
As of April 30, 2021, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor Bond Fund	64,498	—	—	N/A	64,498	0.0%
Harbor Convertible Securities Fund	51,669	—	—	—	51,669	0.4
Harbor Core Bond Fund	43,889	4,830,807	N/A	N/A	4,874,696	39.0
Harbor High-Yield Bond Fund	67,862	—	—	—	67,862	0.2
Harbor Money Market Fund	N/A	6,918,765	26,380	N/A	6,945,145	7.9
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
Redemption Fee
During the period November 1, 2020 through February 28, 2021, a 1% redemption fee was charged on shares of Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund that were redeemed within 90 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For such period redemption fee proceeds were as follows:
Amount (000s)
Harbor Convertible Securities Fund	$—
Harbor High-Yield Bond Fund	3
Effective March 1, 2021, the Funds no longer charge redemption fees.
86

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation as of April 30, 2021 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Bond Fund	$1,826,714	$96,305	$(48,187)	$48,118
Harbor Convertible Securities Fund	164,791	19,559	(2,652)	16,907
Harbor Core Bond Fund	128,428	4,609	(1,564)	3,045
Harbor High-Yield Bond Fund*	368,867	14,315	(3,863)	10,452
Harbor Money Market Fund	88,010	—	—	—

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the period ended April 30, 2021, if any, as disclosed in the Portfolio of Investments, and the related amounts of net realized and changes in net unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
As of April 30, 2021, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$ —	$ 1,911	$ —	$ 1,911
Unrealized appreciation on OTC swap agreements[b]	—	—	185	185
Variation margin on centrally cleared swap agreements[a,b]	14,649	—	1,014	15,663
Variation margin on options and futures contracts (futures)[a]	956	—	—	956
Purchased options, at value	519	—	—	519
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$(1,779)	$ —	$ (1,779)
Variation margin on centrally cleared swap agreements[a,b]	(2,180)	—	(164)	(2,344)
Variation margin on options and futures contracts (futures)[a]	(2,163)	—	—	(2,163)
Written options, at value	(544)	—	(80)	(624)

a	Balance includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
b	Net of premiums received and paid of $(4,925)
87

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the period ended April 30, 2021, were:
HARBOR BOND FUND
Net realized gain/(loss) on derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(7,156)	$ —	$ (7,156)
Futures contracts	(1,342)	—	—	(1,342)
Written options	403	—	—	403
Swap agreements	(3,680)	—	351	(3,329)
Net realized gain/(loss) on derivatives	$(4,619)	$(7,156)	$351	$(11,424)

Change in net unrealized appreciation/(depreciation) on derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(2,342)	$ —	$(2,342)
Futures contracts	(1,634)	—	—	(1,634)
Purchased options	(10)	—	—	(10)
Written options	(50)	—	—	(50)
Swap agreements	9,218	—	542	9,760
Change in net unrealized appreciation/(depreciation) on derivatives	$ 7,524	$(2,342)	$542	$ 5,724

Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, each Fund may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or due from broker. Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statements of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the period ended April 30, 2021, the following Master Netting Arrangements have been entered into by one or more of the Funds:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties. As of April 30, 2021, Harbor Bond Fund had investment exposures subject to the terms of these agreements.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. As of April 30, 2021, Harbor Bond Fund had investment exposures subject to the terms of these agreements.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern over-the-counter market traded financial derivative transactions entered into by the Fund and select counterparties. As of April 30, 2021, Harbor Bond Fund had investment exposures subject to the terms of these agreements.
88

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2021:
HARBOR BOND FUND
Counterparty	Payable for Reverse Repurchase Agreements (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
Barclays Bank PLC	$(3,347)	$ —	$(3,347)	$3,274	$ (73)
Master Securities Forward Transactions Agreements
Wells Fargo Securities, LLC	—	(24,712)	—	—	(24,712)
Goldman Sachs & Co. LLC	—	(13,130)	—	—	(13,130)
Total Borrowings and Other Financing Transactions	$(3,347)	$(37,842)
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2021.
HARBOR BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities			Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Total Over-the- Counter (000s)
BNP Paribas SA	$ 42	$ —	$ —	$ 42	$ (162)	$ —	$ (162)	$(120)	$ —	$(120)
Citibank NA	976	—	185	1,161	(586)	—	(586)	575	408	574
Deutsche Bank AG	292	—	—	292	—	—	—	292	—	292
Goldman Sachs & Co. LLC	—	—	—	—	—	(34)	(34)	(34)	—	(34)
Goldman Sachs Bank USA	—	519	—	519	—	(544)	(544)	(25)	—	(25)
HSBC Bank USA	536	—	—	536	(77)	—	(77)	459	—	459
JP Morgan Chase Bank NA	18	—	—	18	(954)	(46)	(1,000)	(982)	1,510	—
Société Générale	47	—	—	47	—	—	—	47	—	47
Total Over-the-Counter Exposure	$1,911	$519	$185	$2,615	$(1,779)	$(624)	$(2,403)

*	Of the total collateral received and/or pledged listed in the table above, no cash has been received as collateral
Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.
Note 8—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
89

Harbor Fixed Income Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020 through April 30, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021
Harbor Bond Fund
Retirement Class	0.43%
Actual		$2.13	$1,000	$ 995.50
Hypothetical (5% return)		2.16	1,000	1,022.61
Institutional Class	0.51%
Actual		$2.52	$1,000	$ 995.00
Hypothetical (5% return)		2.56	1,000	1,022.20
Administrative Class	0.76%
Actual		$3.76	$1,000	$ 993.80
Hypothetical (5% return)		3.81	1,000	1,020.93
Harbor Convertible Securities Fund
Retirement Class	0.67%
Actual		$3.62	$1,000	$1,181.00
Hypothetical (5% return)		3.36	1,000	1,021.39
Institutional Class	0.75%
Actual		$4.06	$1,000	$1,180.70
Hypothetical (5% return)		3.76	1,000	1,020.98
Administrative Class	1.00%
Actual		$5.40	$1,000	$1,178.50
Hypothetical (5% return)		5.01	1,000	1,019.71
Investor Class	1.12%
Actual		$6.04	$1,000	$1,178.30
Hypothetical (5% return)		5.61	1,000	1,019.10
90

Harbor Fixed Income Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021
Harbor Core Bond Fund
Retirement Class	0.37%
Actual		$1.82	$1,000	$ 990.70
Hypothetical (5% return)		1.86	1,000	1,022.91
Institutional Class	0.45%
Actual		$2.22	$1,000	$ 990.20
Hypothetical (5% return)		2.26	1,000	1,022.51
Harbor High-Yield Bond Fund
Retirement Class	0.56%
Actual		$2.88	$1,000	$1,071.70
Hypothetical (5% return)		2.81	1,000	1,021.95
Institutional Class	0.64%
Actual		$3.28	$1,000	$1,071.20
Hypothetical (5% return)		3.21	1,000	1,021.54
Administrative Class	0.89%
Actual		$4.57	$1,000	$1,070.60
Hypothetical (5% return)		4.46	1,000	1,020.27
Investor Class	1.01%
Actual		$5.19	$1,000	$1,070.80
Hypothetical (5% return)		5.06	1,000	1,019.66
Harbor Money Market Fund
Institutional Class	0.04%
Actual		$0.20	$1,000	$1,000.20
Hypothetical (5% return)		0.20	1,000	1,024.59
Administrative Class	0.04%
Actual		$0.20	$1,000	$1,000.20
Hypothetical (5% return)		0.20	1,000	1,024.59

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
91

Harbor Fixed Income Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
The Funds (excluding Harbor Money Market Fund) file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE FIXED INCOME FUNDS
The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At a meeting of the Board held on February 19 and 20, 2021 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital, the adviser to each Fund, and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Bond Fund, Harbor Convertible Securities Fund, Harbor Core Bond Fund, Harbor High-Yield Bond Fund and Harbor Money Market Fund (each a “Fund” and, collectively, the “Funds”).
In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by Harbor Capital and each Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of Harbor Capital and the Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by Harbor Capital and each Subadviser. These materials included a comprehensive written response from Harbor Capital to a 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees. The Trustees also discussed with representatives of Harbor Capital, at the Meeting and at prior meetings, Harbor Funds’ operations and Harbor Capital’s ability, consistent with the “manager-of-managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate. The Trustees specifically considered Harbor Capital’s history as a manager-of-managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and Harbor Capital had determined that a change in subadviser was in the best interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if Harbor Capital were to identify another subadviser believed to better serve the shareholders than the existing subadviser.
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Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of each Investment Advisory Agreement and each Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of each Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements and Subadvisory Agreements were the following:
•	The nature, extent, and quality of the services provided by Harbor Capital and each Subadviser, including the background, education, expertise and experience of the investment professionals of Harbor Capital and each Subadviser providing services to the Funds;
•	The favorable history, reputation, qualifications and background of Harbor Capital and each Subadviser, as well as the qualifications of their respective personnel;
•	The profitability of Harbor Capital with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;
•	The fees charged by Harbor Capital and Subadvisers for investment advisory and subadvisory services, respectively, including, in each case, the portion of the fee to be retained by Harbor Capital, after payment of the Subadviser’s fee, for the investment advisory and related services, including investment, business, legal, compliance, financial and administrative services, that Harbor Capital provides;
•	The extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;
•	The fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	The short- and long-term investment performance of each Fund in comparison to peer groups and certain relevant benchmark indices and Harbor Capital’s efforts to address circumstances of underperformance where applicable;
•	The compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds;
•	Any “fall out” benefits that might inure to Harbor Capital and its affiliates as a result of their relationship with the Funds;
•	Information received at regular meetings throughout the year related to Fund performance and services rendered by Harbor Capital, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser;
•	Information contained in materials provided by Harbor Capital and compiled by Broadridge as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of the Investor Class) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	Information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
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Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Nature, Extent, and Quality of Services
The Trustees separately considered the nature, extent, and quality of the services provided by Harbor Capital and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted Harbor Capital with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of Harbor Capital and each Subadviser, as well as the qualifications of their respective personnel.
The Adviser’s Services. The Board evaluated the nature, extent, and quality of Harbor Capital’s services in light of the Board’s experience with Harbor Capital, as well as materials provided by Harbor Capital concerning the financial and other resources devoted by Harbor Capital to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that Harbor Capital has the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager-of-managers” for the Funds.
The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor Bond Fund, Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund and Harbor Money Market Fund at meetings of the Board held in 2020. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from Harbor Capital data compiled by Broadridge and Morningstar. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance of each Fund, the advisory fees of each Fund, and the Institutional Class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the fees or expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also reviewed certain Investor Class comparative fee and expense information they considered relevant to their deliberations. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Bond Fund. The Trustees considered Harbor Bond Fund (inception date December 29, 1987), noting the Fund’s outperformance relative to its Broadridge group and universe medians for the one- and three- periods and underperformance relative to its Broadridge group and universe medians for the five-year period ended December 31, 2020. The Fund’s one-, three- and five-year rolling returns as of December 31, 2020 each ranked in the second quartile, according to Morningstar data. The Trustees also considered the fact that Harbor Bond Fund had outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three- and five-year periods ended December 31, 2020.
The Trustees considered the expertise of Pacific Investment Management Company LLC (“PIMCO”) in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $155.6 billion in “total return” assets out of a firm-wide total of approximately $1.6 trillion in assets under management as of September 30, 2020. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $2.1 billion, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the Broadridge group median and above the universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
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Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Harbor Convertible Securities Fund. The Trustees considered Harbor Convertible Securities Fund (inception date May 1, 2011), noting its underperformance relative to its Broadridge group and universe medians for the one-, three- and five-year periods ended December 31, 2020. The Fund’s one-, three- and five-year rolling returns as of December 31, 2020 ranked in the third, third and fourth quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmark, the ICE Bank of America (“ICE BofA”) Merrill Lynch All US Convertibles Ex Mandatory Index, for the one-, three- and five-year periods ended December 31, 2020.
The Trustees considered the expertise of Shenkman Capital Management, Inc. (“Shenkman Capital”) in managing assets generally and in the convertible securities asset class specifically, noting that Shenkman Capital managed approximately $538 million in assets in this asset class, out of a firm-wide total of approximately $24.8 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class and the recent retirement of one of the portfolio managers.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $175 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was also below the group and universe median expense ratios. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Core Bond Fund. The Trustees considered Harbor Core Bond Fund (inception date June 1, 2018), noting the outperformance of its Institutional Class relative to its Broadridge group and universe medians for the one-year and since inception periods ended December 31, 2020. The Fund’s one-year and since inception rolling returns as of December 31, 2020 each ranked in the first quartile, according to Morningstar data. The Trustees also considered the fact that the Fund had outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-year and since inception periods ended December 31, 2020. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about the Fund’s performance.
The Trustees considered the expertise of Income Research + Management (“IR+M”) in managing assets generally and in the bond asset class specifically, noting that IR+M managed approximately $13.5 billion in assets in this asset class, out of a firm-wide total of approximately $87.7 billion in assets under management as of November 30, 2020. The Trustees also noted the experience of the Fund’s portfolio managers in this asset class and recent changes to the portfolio management team.
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $125 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group median and slightly above the universe median. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor High-Yield Bond Fund. The Trustees considered Harbor High-Yield Bond Fund (inception date December 1, 2002), noting its underperformance relative to its Broadridge group median for the one - and five-year periods and relative to its Broadridge universe median for the five-year period ended December 31, 2020. The Trustee’s also noted the Fund’s outperformance relative to its Broadridge group median for the three-year period and relative to its Broadridge universe median for the one- and three-year periods ended December 31, 2020. The Fund’s one-, three- and five-year rolling returns as of December 31, 2020 ranked in the second, second and third quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its primary benchmark, the ICE BofA Merrill Lynch U.S. Non-Distressed High Yield Index, for the one-, three- and five-year periods ended December 31, 2020. The Trustees considered that the Fund’s subadviser, Shenkman Capital, utilizes a more conservative high yield bond investment strategy that often underperforms in periods when high-yield bonds are generally performing well.
The Trustees considered the expertise of Shenkman Capital in managing assets generally and in the high-yield asset class specifically, noting that Shenkman Capital managed approximately $4.8 billion in assets in this asset class, out of a firm-wide total of approximately $24.8 billion in assets under management. The Trustees also noted the experience of the Fund’s portfolio managers, one of whom is the founder of the firm, in this asset class and a recent addition to the portfolio management team.
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Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees observed that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $450 million, showed the Fund’s management fee was equal to the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.
Harbor Money Market Fund. The Trustees considered Harbor Money Market Fund (inception date December 29, 1987), noting the Fund’s outperformance relative to its group and universe medians for the one-, three- and five-year periods ended December 31, 2020, according to Broadridge. The Trustees considered the Fund’s performance record relative to its benchmark, the ICE BofA Merrill Lynch US 3-Month U.S. Treasury Bill Index, noting that the Fund had underperformed the benchmark for the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the Fund operates as a “government money market fund,” as defined in Rule 2a-7 under the Investment Company Act.
The Trustees considered the expertise of BNP Paribas Asset Management USA, Inc. (“BNPP AM US”) in managing assets generally and in the short duration fixed income asset class specifically. BNPP AM US managed approximately $97.8 million in short duration assets, out of a firm-wide total of approximately $589.4 billion in assets under management (reflecting the assets of BNP Paribas Asset Management). The Trustees also noted the experience of the Fund’s portfolio manager in this asset class.
The Trustees considered that the Broadridge comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $100 million, showed that the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered that Harbor Capital had agreed to continue the Fund’s existing contractual fee waiver/expense reimbursement arrangement until at least February 28, 2022. The Trustees noted that Harbor Capital’s profitability in managing the Fund was negative.
The Trustees also separately considered the allocation between Harbor Capital and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by Harbor Capital relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between Harbor Capital and the Subadviser.
Profitability
The Trustees also considered Harbor Capital’s profitability in operating each of the Funds (as well as on a fund complex-wide basis) as presented by Harbor Capital, and the allocation methodology used by Harbor Capital to compute such profitability. The Trustees concluded that the methodology was reasonable and that a reasonable level of profitability was important to provide suitable incentives for Harbor Capital to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering Harbor Capital’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds and any other benefits enjoyed by Harbor Capital and its affiliates as a result of their relationship with Harbor Funds.
The Trustees also considered that profitability calculations with respect to advisory, transfer agency and distribution operations vary significantly depending on whether revenues on which the calculation is based are taken gross or net of amounts paid to third parties, such as subadvisory fee expenses and certain transfer agency expenses, and noted that subadvisory fee expenses are a direct expense of Harbor Capital. The Trustees also noted that Harbor Capital was, in all cases, waiving a portion of its advisory fee and/or paying or reimbursing a portion of Fund expenses. The Trustees determined that Harbor Capital’s profitability in operating each Fund was not excessive.
Economies of Scale
The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that Harbor Capital’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.
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Harbor Fixed Income Funds
Additional Information—Continued

Review of Liqudity Risk Management Program
The Trust has adopted pursuant to Rule 22e-4 under the Investment Company Act (“Rule 22e-4”) a Liquidity Risk Management Program (the “Program”) for the Funds (except Harbor Money Market Fund). The Board has designated a committee of Harbor Capital employees as the Program Administrator.
The Program is designed to assess and manage each Fund’s liquidity risk. For purposes of Rule 22e-4, “liquidity risk” is defined as the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. Components of the Program include: (i) periodic assessment of each Fund’s liquidity risk based on certain factors; (ii) classification of each Fund’s holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid and Illiquid) that reflect an estimate of liquidity under current market conditions; (iii) to the extent a Fund does not invest primarily in Highly Liquid investments, establishment of an appropriate Highly Liquid Investment Minimum (“HLIM”) (as defined in Rule 22e-4) for such Fund and ongoing monitoring of the Fund’s net assets to assess compliance with the Fund’s HLIM; (iv) a limit on the ability of a Fund to acquire illiquid investments in excess of 15% of the Fund’s net assets; and (v) periodic reporting to the Board.
At a meeting held on November 10, 2020, the Board of Trustees reviewed the operation and effectiveness of the Program for the period beginning October 1, 2019 and ending September 30, 2020 (the “period”). At the November 10, 2020 meeting, the Board reviewed a report prepared by, and received a presentation from, the Program Administrator regarding the operation of the Program, its adequacy, and the effectiveness of its implementation during the period. The Program Administrator’s report included, among other things, a review of: (i) the operation of the Program overall during the period, which included a period of increased market volatility related to the COVID-19 pandemic in the first half of 2020; (ii) the activities conducted by the Program Administrator with respect to the Program; (iii) the level of portfolio investments classified into each of the four liquidity categories and the services provided by the third-party vendor engaged by the Trust to facilitate such classification with respect to certain of the Funds; and (iv) the most recent liquidity risk assessment for the Funds conducted by the Program Administrator in accordance with Rule 22e-4. Based upon its review, the Program Administrator determined that the Program was adequate and effective in facilitating the Funds’ compliance with Rule 22e-4 during the period.
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111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.SAR.FI.0421

Semi-Annual Report
April 30, 2021
Target Retirement Funds

Institutional Class
Harbor Target Retirement Income Fund	HARAX
Harbor Target Retirement 2020 Fund	HARJX
Harbor Target Retirement 2025 Fund	HARMX
Harbor Target Retirement 2030 Fund	HARPX
Harbor Target Retirement 2035 Fund	HARUX
Harbor Target Retirement 2040 Fund	HARYX
Harbor Target Retirement 2045 Fund	HACCX
Harbor Target Retirement 2050 Fund	HAFFX
Harbor Target Retirement 2055 Fund	HATRX
Harbor Target Retirement 2060 Fund	HATDX

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
Looking back on the past two quarters reveals a tale of two markets. After a strong summer market rally, volatility re-emerged last fall, due to continuing investor concerns about the pandemic, increasing political rhetoric, and other geopolitical events. However, the resolution of the presidential election, new vaccine approvals/rollouts, along with the passage of two U.S. fiscal stimulus packages, led to improved investor sentiment and appetite for risk that generated an equity market rally which continued through the first quarter of 2021—although at a slower pace than in the fourth quarter of 2020. U.S. and global equity markets produced positive total returns over the six-month period. The S&P 500 added to its strong performance of 12.15% in the fourth quarter, with a return of 6.17% in the first quarter, outperforming the MSCI EAFE (ND) and the MSCI Emerging Markets (ND) Indexes, which returned 3.38% and 2.29%, respectively, for the first quarter.
Beginning late last fall, we saw a pronounced reversal from a growth-driven to a value-driven equity market, and this rotation has persisted through the first quarter. The market rotation occurred globally, in the U.S., developed, and emerging equity markets—by style (cyclical/value outperformed growth), by market cap (small cap outperformed large cap), and by factor (momentum reversed, while beta remained strong).
Prior to the fourth quarter, U.S. growth-oriented stocks were the dominant outperformers by a large margin, with value-oriented names trading at huge discounts. However, by late in the year and moving through the first quarter, value outperformed growth, with the Russell 3000® Value Index beating the Russell 3000® Growth Index by the widest margin since the first quarter of 2001. Cyclical industries (oil & gas, machinery, construction materials, and metals & mining), along with the Energy and Financials sectors, took center stage. In contrast, the Information Technology, Consumer Staples, and Healthcare sectors retreated. While large caps have been in favor in past years (FAANG stocks et al.), the trend reversed over the six-month reporting period with small caps outperforming, but large caps still hold the lead over the trailing 3- and 5-year periods. The bond markets took a hit, as investors shifted to equities in anticipation of a broader economic recovery, and the yield curve steepened at the long end. The yield on 10-year Treasuries rose from 0.78% after the election to 1.74% in March—one of the most significant moves in decades.
As economies around the world have begun to reopen, and markets have rallied, the focus is shifting from fear to cautious optimism. Growth in the U.S. gross domestic product (GDP) over the past two quarters reflects the long-hoped-for economic recovery now underway, the reopening of businesses, and the massive government response to the COVID-19 pandemic. GDP grew by 4.3% in the fourth quarter and by an estimated 6.4% in the first quarter. The Biden administration passed the $1.9 trillion American Rescue Plan, although without a single Republican vote. Its proposals for still more fiscal stimulus (the American Jobs Plan at $2.3 trillion and the American Families Plan at $1.8 trillion) will have to pass the gauntlet of a divided Congress; the scope, size, and timing of those plans will no doubt undergo protracted negotiations.
Harbor expects that volatility will remain elevated for the foreseeable future. But we also believe there are thoughtful, practical solutions to manage volatility and enable investors to reach their long-term goals. Our subadvisers are active portfolio managers who remain focused on uncovering opportunities and skillfully executing their strategies to deliver shareholder value in a climate of economic and geopolitical uncertainty, unprecedented health challenges, and financial market volatility. I believe thoughtful, active management, adhering to enduring investment principles such as diversification, discipline, and a long-term view, will always stand the test of time.
Over the past year, we’ve seen massive disruptions and challenges that have taken a severe toll on human lives. But the human spirit has remained resilient through it all. We believe there is now more reason for cautious optimism than fear as we look ahead.
I hope you and your families stay safe through this difficult time. Thank you for your confidence and continued investment in Harbor Funds.
June 22, 2021

Charles F. McCain
Chairman
1

Harbor Target Retirement Funds
Manager’s Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
(“Harbor Capital”)
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Paul C. Herbert, CFA, CAIA
Since Inception
Spenser P. Lerner, CFA
Since 2021
Harbor Capital has managed the Funds since inception.
Market Review
The first half of the 2021 fiscal year was a time to turn the page. The previous year had been defined by uncertainty and worry over the severity and duration of the impact of the COVID-19 global health pandemic on economies, markets, and life in general. While these worries have not evaporated, this fiscal period began with transformative developments in the fight against the virus, as well as improved economic readings. It also brought more clarity on change in political power after the U.S. Elections, which would inform the evolving response to the health situation and its impacts. Markets turned to wrestling with the question of what the post-COVID world would look like. Global equity markets broadly found reasons for reopening excitement while bond markets struggled over the effects of government responses.
The Russell 3000® Index, a measure of performance for U.S. stock markets across the market cap range, climbed 31.08% for the six-month period ended April 30, 2021. The index was led by value stocks, which took a turn leading growth stocks as investors cheered undervalued securities in areas that had struggled during the lockdown. All major economic sectors finished higher during the period, with energy the clear leader, gaining 75.94% as commodity prices rebounded, and Financials soaring 53.57% on a steepening yield curve. Utilities and Consumer Staples, more defensive areas that are also more sensitive to rising interest rates, pulled up the rear.
Markets were also higher abroad, with the MSCI EAFE Index, benchmarking developed non-U.S. equity markets, rising 28.84%. The United Kingdom market climbed 36.52%, making it a bright spot, as Financials and Materials stocks rallied. Japan was a weaker performing market as its steadier consumer and Financials stocks didn’t participate as strongly in the rebound. Emerging markets rallied, but not as strongly as developed markets, with the MSCI Emerging Markets (ND) Index gaining 22.95%. Its result was hindered by performance in China, which delivered weak performance after rallying strongly earlier in 2020.
High-quality bonds struggled during the period, with the Bloomberg Barclays U.S. Aggregate Bond Index declining by 1.52% for the six months. The drop was driven by higher interest rates--the 10-year Treasury yield rose from 0.87% to 1.63% over the period—as investors sold off bonds on worries that government support over years past and a continuation of a more accommodative U.S. Federal Reserve policy may lead to higher inflation. High-yield bonds held in better, with the ICE BofA U.S. High Yield Bond Index gaining 8.12%. The index was led by its lower quality segment, especially the energy, travel, and leisure components which rallied on reopening developments.
Performance
Each of the Harbor Target Retirement Funds delivered positive absolute performance for the six-month period. The nearer dated funds, from Income to 2025, which feature larger weightings in fixed-income funds, also outperformed their Composite Indices for the fiscal half year. The table following this section includes returns for the funds as well as their comparative benchmarks for the period, and a discussion of the funds’ performance relative to their Composite Indices is below.
The nearer-dated funds’ relative-to-benchmark results were helped by the performance of the underlying fixed-income funds. For example, the Harbor High-Yield Bond Fund gained 7.12%, outperforming the ICE BofA US Non-Distressed High Yield Index’s 6.44% return. (Returns for all of the underlying funds are for the Institutional Class.) The fund’s results were helped by its overweight and selection within bonds rated CCC, including in Oil & Gas bonds, and an out-of-benchmark position in Convertible Bonds.
The longer-dated funds, which include higher weightings in equity funds, delivered higher absolute returns, but failed to keep pace with their Composite Indices for the six-month period. Harbor International Growth Fund was a relative underperformer, gaining 21.12% but lagging the MSCI All Country World Ex. U.S. Index’s 27.40% return. Negative stock selection within the industrials sector and an underweight position in the rebounding financials sector were primary detractors. Although its contribution was not meaningful enough to offset the detractors, Harbor Mid Cap Value was a particularly strong performer. The Fund gained 52.18%, topping the Russell Midcap Value Index’s 41.41% rise, driven by its greater emphasis on value stocks, smaller-cap stocks, and positive stock selection.

2

Harbor Target Retirement Funds
Manager’s Commentary—Continued

Outlook
While much remains unknown about the contours of the reopening and economic rebound, it appears to be clear that markets are differentiating between winners and losers, which we see in higher stock and sector return dispersion. This greater differentiation, in our view, tilts the odds in favor of the active managers selecting securities for the underlying Harbor funds in the Target Retirement Funds’ portfolios at this time. A focus on the long-term, maintaining diversified portfolios, and selecting talented active managers continue to serve as our driving principles.
HARBOR TARGET RETIREMENT FUNDS	Unannualized Total Return 6 Months Ended April 30, 2021
Harbor Target Retirement Income Fund	6.58%
Harbor Target Retirement 2020 Fund	9.46
Harbor Target Retirement 2025 Fund	12.89
Harbor Target Retirement 2030 Fund	15.54
Harbor Target Retirement 2035 Fund	18.26
Harbor Target Retirement 2040 Fund	21.18
Harbor Target Retirement 2045 Fund	22.83
Harbor Target Retirement 2050 Fund	25.64
Harbor Target Retirement 2055 Fund	28.49
Harbor Target Retirement 2060 Fund	29.22

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2021
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-1.52%
MSCI EAFE (ND) (foreign stocks)	28.84
Russell 3000® (entire U.S. stock market)	31.08

HARBOR TARGET RETIREMENT FUND COMPOSITE INDICES	Unannualized Total Return 6 Months Ended April 30, 2021
Composite Index Income	6.22%
Composite Index 2020	9.22
Composite Index 2025	12.81
Composite Index 2030	15.58
Composite Index 2035	18.60
Composite Index 2040	21.74
Composite Index 2045	23.53
Composite Index 2050	26.59
Composite Index 2055	29.69
Composite Index 2060	30.40
3

Harbor Target Retirement Funds
Manager’s Commentary—Continued

Underlying Harbor Funds Performance (Institutional Class Shares)
	Total Return for the Period Ended April 30, 2021
EQUITY	6 Months[b]	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Current 7-Day SEC Yield		Inception Date	Expense Ratios*,a
						Subsidized [c]	Unsubsidized [d]		Net	Gross
Harbor Capital Appreciation Fund	22.67%	58.33%	24.99%	17.78%	13.05%	N/A	N/A	12/29/1987	0.67% [e]	0.72%
Harbor Diversified International All Cap Fund	34.05	51.33	9.58	N/A	8.11	N/A	N/A	11/02/2015	0.80 [f]	0.93
Harbor Global Leaders Fund	19.20	42.30	18.71	12.81	18.11	N/A	N/A	03/01/2009	0.86 [e,f]	0.98
Harbor International Fund	31.17	49.49	7.68	4.14	10.29	N/A	N/A	12/29/1987	0.77 [f]	0.89
Harbor International Growth Fund	21.12	56.15	14.29	7.47	5.11	N/A	N/A	11/01/1993	0.85 [f]	0.91
Harbor Large Cap Value Fund	32.29	52.51	16.81	14.10	10.72	N/A	N/A	12/29/1987	0.69 [f]	0.72
Harbor Mid Cap Growth Fund	24.80	75.54	26.78	15.92	8.30	N/A	N/A	11/01/2000	0.88 [e]	0.91
Harbor Mid Cap Value Fund	52.18	74.35	9.61	10.02	8.13	N/A	N/A	03/01/2002	0.85 [e,f]	0.90
Harbor Small Cap Growth Fund	30.98	67.99	21.71	13.87	10.83	N/A	N/A	11/01/2000	0.89	0.89
Harbor Small Cap Value Fund	43.43	64.31	15.44	11.98	11.10	N/A	N/A	12/14/2001	0.88	0.88
Harbor Strategic Growth Fund	25.77	43.94	17.04	N/A	15.87	N/A	N/A	11/01/2011 [g]	0.71 [f]	0.80
FIXED INCOME
Harbor Bond Fund	-0.50%	2.74%	4.04%	3.61%	6.79%	N/A	N/A	12/29/1987	0.51% [e,f]	0.73%
Harbor Core Bond Fund	-0.98	1.70	N/A	N/A	5.63	N/A	N/A	06/01/2018	0.45 [f]	0.51
Harbor High-Yield Bond Fund	7.12	16.75	6.20	5.17	6.74	N/A	N/A	12/01/2002	0.65 [e]	0.74
MONEY MARKET
Harbor Money Market Fund	0.02%	0.05%	1.00%	0.55%	2.99%	0.02%	-0.27%	12/29/1987	0.28% [e,f]	0.39%

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The Funds invest in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Funds have partial exposure to the risks of many different areas of the market. Investments in the Funds are not guaranteed. An investor may experience losses. There is no guarantee that the Funds will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Funds, please refer to the current prospectus.
*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.
a	Annualized
b	Unannualized
c	Reflects reimbursements or waivers in effect during the period
d	Does not reflect reimbursements or waivers currently in effect
e	Reflects a contractual management fee waiver effective through February 28, 2022
f	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2022
g	For the period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista Investment Partners, LLC served as the Predecessor Fund’s subadviser and for the period January 20, 2015 to March 6, 2017, Mar Vista Investment Partners, LLC served as investment adviser to the Predecessor Fund.

4

Harbor Target Retirement Funds
Asset Allocation Framework (Unaudited)

Target Asset Allocation (glide path)
Harbor Target Retirement Funds - Target Asset Allocation
Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the glide path above. The glide path shows the shifting of the asset allocations over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.
The principal value of the Funds is not guaranteed at any time, including the target retirement date.

Investment Styles
The Harbor Target Retirement Funds are constructed based on Harbor Capital’s investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.
Harbor Capital allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS — ACTUAL ALLOCATION AS OF APRIL 30, 2021
	2060 Fund	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	Income Fund
Equity
Harbor Capital Appreciation Fund	8%	8%	7%	6%	6%	5%	3%	2%	2%	1%
Harbor Diversified International All Cap Fund	12	11	10	9	8	7	6	5	3	3
Harbor Global Leaders Fund	5	5	4	4	3	3	2	2	1	1
Harbor International Fund	12	11	10	9	8	7	6	5	3	3
Harbor International Growth Fund	11	11	10	9	8	7	6	5	3	3
Harbor Large Cap Value Fund	14	13	12	11	10	8	7	6	4	3
Harbor Mid Cap Growth Fund	6	6	5	5	4	4	3	2	2	1
Harbor Mid Cap Value Fund	9	9	8	7	7	5	5	4	3	2
Harbor Small Cap Growth Fund	5	5	5	4	4	3	3	2	2	1
Harbor Small Cap Value Fund	7	6	6	5	5	4	4	3	2	1
Harbor Strategic Growth Fund	4	4	3	3	3	2	2	2	2	1
Total Equity	93	89	80	72	66	55	47	38	27	20
Fixed Income
Harbor Bond Fund	4%	6%	7%	11%	11%	14%	17%	22%	24%	26%
Harbor Core Bond Fund	0	0	4	7	11	14	17	21	24	26
Harbor High-Yield Bond Fund	3	5	9	10	12	17	19	19	18	18
Total Fixed Income	7	11	20	28	34	45	53	62	66	70
Money Market
Harbor Money Market Fund	0%	0%	0%	0%	0%	0%	0%	0%	7%	10%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
5

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6

Harbor Target Retirement Income Fund
Fund Summary —April 30, 2021 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2021	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement Income Fund
Institutional Class	6.58%	14.37%	6.37%	4.98%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.52%	-0.27%	3.19%	3.39%	—
MSCI EAFE (ND)	28.84	39.88	8.87	5.22	—
Russell 3000®	31.08	50.92	17.67	14.03	—
Composite Index Income	6.22	11.78	5.77	4.92	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.58%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
7

Harbor Target Retirement Income Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—20.0%
Shares		Value
2,233	Harbor Capital Appreciation Fund	$ 242
35,109	Harbor Diversified International All Cap Fund	478
5,485	Harbor Global Leaders Fund	205
10,036	Harbor International Fund	477
20,669	Harbor International Growth Fund	475
26,052	Harbor Large Cap Value Fund	572
17,580	Harbor Mid Cap Growth Fund	247
14,986	Harbor Mid Cap Value Fund	375
11,532	Harbor Small Cap Growth Fund	223
5,945	Harbor Small Cap Value Fund	268
8,104	Harbor Strategic Growth Fund	243
TOTAL EQUITY FUNDS
(Cost $2,750)		3,805

FIXED INCOME FUNDS—70.0%
Shares		Value
415,338	Harbor Bond Fund	$ 4,996
471,359	Harbor Core Bond Fund	4,996
333,984	Harbor High-Yield Bond Fund	3,320
TOTAL FIXED INCOME FUNDS
(Cost $13,237)		13,312

MONEY MARKET FUND—10.0%
(Cost $1,899)
1,898,685	Harbor Money Market Fund	1,899
TOTAL INVESTMENTS—100.0%
(Cost $17,886)		19,016
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$19,016

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through April 30, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 5,448	$ 512	$ (828)	$(159)	$ 23	$ 55	$ 61
Harbor Capital Appreciation Fund	259	90	(135)	(16)	44	29	—
Harbor Core Bond Fund	5,443	593	(824)	(283)	67	108	63
Harbor Diversified International Fund	520	36	(225)	128	19	—	5
Harbor Global Leaders Fund	222	46	(87)	10	14	16	(16)
Harbor High-Yield Bond Fund	3,627	221	(676)	143	5	—	17
Harbor International Fund	521	39	(219)	116	20	—	99
Harbor International Growth Fund	518	64	(207)	44	56	—	6
Harbor Large Cap Value Fund	625	64	(270)	96	57	17	(14)
Harbor Mid Cap Growth Fund	264	92	(136)	(26)	53	35	(16)
Harbor Mid Cap Value Fund	409	41	(233)	66	92	—	35
Harbor Money Market Fund	2,080	136	(317)	—	—	—	9
Harbor Small Cap Growth Fund	242	58	(128)	3	48	16	—
Harbor Small Cap Value Fund	299	34	(172)	35	72	—	1
Harbor Strategic Growth Fund	264	25	(98)	34	18	7	1
Total	$20,741	$2,051	$(4,555)	$ 191	$588	$283	$251
The accompanying notes are an integral part of the Financial Statements.
8

Harbor Target Retirement 2020 Fund
Fund Summary —April 30, 2021 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2021	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2020 Fund
Institutional Class	9.46%	19.43%	7.95%	5.89%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.52%	-0.27%	3.19%	3.39%	—
MSCI EAFE (ND)	28.84	39.88	8.87	5.22	—
Russell 3000®	31.08	50.92	17.67	14.03	—
Composite Index 2020	9.22	16.43	7.38	5.81	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.61%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
9

Harbor Target Retirement 2020 Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—27.2%
Shares		Value
3,759	Harbor Capital Appreciation Fund	$ 408
59,504	Harbor Diversified International All Cap Fund	810
8,853	Harbor Global Leaders Fund	331
17,013	Harbor International Fund	809
35,090	Harbor International Growth Fund	806
43,620	Harbor Large Cap Value Fund	958
30,390	Harbor Mid Cap Growth Fund	426
25,553	Harbor Mid Cap Value Fund	639
20,153	Harbor Small Cap Growth Fund	390
10,364	Harbor Small Cap Value Fund	468
13,663	Harbor Strategic Growth Fund	410
TOTAL EQUITY FUNDS
(Cost $4,645)		6,455

FIXED INCOME FUNDS—65.8%
Shares		Value
469,498	Harbor Bond Fund	$ 5,648
532,917	Harbor Core Bond Fund	5,649
432,921	Harbor High-Yield Bond Fund	4,303
TOTAL FIXED INCOME FUNDS
(Cost $15,503)		15,600

MONEY MARKET FUND—7.0%
(Cost $1,660)
1,660,465	Harbor Money Market Fund	1,660
TOTAL INVESTMENTS—100.0%
(Cost $21,808)		23,715
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$23,715

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through April 30, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 5,366	$1,388	$ (943)	$(183)	$ 20	$ 58	$ 68
Harbor Capital Appreciation Fund	432	177	(250)	(34)	83	53	—
Harbor Core Bond Fund	5,360	1,469	(929)	(311)	60	115	71
Harbor Diversified International All Cap Fund	884	52	(392)	199	67	—	9
Harbor Global Leaders Fund	356	88	(153)	—	40	29	—
Harbor High-Yield Bond Fund	4,376	530	(787)	189	(5)	—	131
Harbor International Fund	885	68	(389)	157	88	—	10
Harbor International Growth Fund	880	135	(392)	32	151	—	6
Harbor Large Cap Value Fund	1,035	114	(464)	163	110	30	4
Harbor Mid Cap Growth Fund	462	181	(268)	(44)	95	66	—
Harbor Mid Cap Value Fund	692	64	(403)	123	163	—	17
Harbor Money Market Fund	1,672	272	(284)	—	—	—	—
Harbor Small Cap Growth Fund	425	106	(237)	16	80	32	—
Harbor Small Cap Value Fund	515	58	(301)	77	119	—	2
Harbor Strategic Growth Fund	440	51	(171)	37	53	13	2
Total	$23,780	$4,753	$(6,363)	$ 421	$1,124	$396	$320
The accompanying notes are an integral part of the Financial Statements.
10

Harbor Target Retirement 2025 Fund
Fund Summary —April 30, 2021 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2021	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2025 Fund
Institutional Class	12.89%	25.76%	9.19%	6.47%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.52%	-0.27%	3.19%	3.39%	—
MSCI EAFE (ND)	28.84	39.88	8.87	5.22	—
Russell 3000®	31.08	50.92	17.67	14.03	—
Composite Index 2025	12.81	22.22	8.55	6.37	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.66%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
11

Harbor Target Retirement 2025 Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—38.1%
Shares		Value
5,172	Harbor Capital Appreciation Fund	$ 561
82,404	Harbor Diversified International All Cap Fund	1,122
11,869	Harbor Global Leaders Fund	443
23,536	Harbor International Fund	1,119
48,386	Harbor International Growth Fund	1,112
59,601	Harbor Large Cap Value Fund	1,308
42,576	Harbor Mid Cap Growth Fund	597
35,179	Harbor Mid Cap Value Fund	880
28,490	Harbor Small Cap Growth Fund	551
14,443	Harbor Small Cap Value Fund	653
18,740	Harbor Strategic Growth Fund	562
TOTAL EQUITY FUNDS
(Cost $6,587)		8,908

FIXED INCOME FUNDS—61.9%
Shares		Value
414,672	Harbor Bond Fund	$ 4,989
470,509	Harbor Core Bond Fund	4,987
452,448	Harbor High-Yield Bond Fund	4,497
TOTAL FIXED INCOME FUNDS
(Cost $14,445)		14,473
TOTAL INVESTMENTS—100.0%
(Cost $21,032)		23,381
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$23,381

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through April 30, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 4,437	$1,408	$ (721)	$(148)	$ 13	$ 50	$ 55
Harbor Capital Appreciation Fund	553	243	(295)	(32)	92	67	—
Harbor Core Bond Fund	4,436	1,476	(717)	(256)	48	96	59
Harbor Diversified International All Cap Fund	1,123	129	(471)	270	71	—	12
Harbor Global Leaders Fund	441	117	(163)	4	44	36	—
Harbor High-Yield Bond Fund	4,275	780	(739)	170	11	—	129
Harbor International Fund	1,124	137	(455)	211	102	—	13
Harbor International Growth Fund	1,122	217	(458)	57	174	—	8
Harbor Large Cap Value Fund	1,307	180	(522)	204	139	38	5
Harbor Mid Cap Growth Fund	598	247	(311)	(39)	102	85	1
Harbor Mid Cap Value Fund	881	140	(509)	189	179	—	22
Harbor Small Cap Growth Fund	549	140	(260)	41	81	41	—
Harbor Small Cap Value Fund	662	83	(345)	140	113	—	3
Harbor Strategic Growth Fund	557	95	(204)	53	61	17	2
Total	$22,065	$5,392	$(6,170)	$ 864	$1,230	$430	$309
The accompanying notes are an integral part of the Financial Statements.
12

Harbor Target Retirement 2030 Fund
Fund Summary —April 30, 2021 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2021	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2030 Fund
Institutional Class	15.54%	30.37%	10.14%	7.05%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.52%	-0.27%	3.19%	3.39%	—
MSCI EAFE (ND)	28.84	39.88	8.87	5.22	—
Russell 3000®	31.08	50.92	17.67	14.03	—
Composite Index 2030	15.58	26.44	9.38	6.86	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.68%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
13

Harbor Target Retirement 2030 Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—46.6%
Shares		Value
11,713	Harbor Capital Appreciation Fund	$ 1,270
160,473	Harbor Diversified International All Cap Fund	2,184
22,665	Harbor Global Leaders Fund	846
45,887	Harbor International Fund	2,182
94,667	Harbor International Growth Fund	2,174
115,445	Harbor Large Cap Value Fund	2,534
82,940	Harbor Mid Cap Growth Fund	1,164
68,332	Harbor Mid Cap Value Fund	1,710
55,365	Harbor Small Cap Growth Fund	1,071
28,239	Harbor Small Cap Value Fund	1,276
30,008	Harbor Strategic Growth Fund	900
TOTAL EQUITY FUNDS
(Cost $12,578)		17,311

FIXED INCOME FUNDS—53.4%
Shares		Value
522,132	Harbor Bond Fund	$ 6,281
592,511	Harbor Core Bond Fund	6,281
731,061	Harbor High-Yield Bond Fund	7,267
TOTAL FIXED INCOME FUNDS
(Cost $19,719)		19,829
TOTAL INVESTMENTS—100.0%
(Cost $32,297)		37,140
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$37,140

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through April 30, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 4,905	$2,079	$ (546)	$ (202)	$ 45	$ 55	$ 65
Harbor Capital Appreciation Fund	1,111	397	(359)	(3)	124	140	—
Harbor Core Bond Fund	4,902	2,173	(555)	(276)	37	107	68
Harbor Diversified International All Cap Fund	1,855	288	(533)	514	60	—	20
Harbor Global Leaders Fund	720	192	(144)	32	46	59	—
Harbor High-Yield Bond Fund	5,956	1,759	(690)	241	1	—	193
Harbor International Fund	1,857	296	(498)	444	83	—	21
Harbor International Growth Fund	1,850	360	(409)	248	125	—	13
Harbor Large Cap Value Fund	2,150	293	(499)	451	139	63	9
Harbor Mid Cap Growth Fund	989	402	(332)	10	95	147	—
Harbor Mid Cap Value Fund	1,455	287	(675)	437	206	—	37
Harbor Small Cap Growth Fund	911	294	(340)	85	121	71	—
Harbor Small Cap Value Fund	1,098	183	(435)	318	112	—	5
Harbor Strategic Growth Fund	709	135	(103)	131	28	22	3
Total	$30,468	$9,138	$(6,118)	$2,430	$1,222	$664	$434
The accompanying notes are an integral part of the Financial Statements.
14

Harbor Target Retirement 2035 Fund
Fund Summary —April 30, 2021 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2021	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2035 Fund
Institutional Class	18.26%	35.21%	11.24%	7.78%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.52%	-0.27%	3.19%	3.39%	—
MSCI EAFE (ND)	28.84	39.88	8.87	5.22	—
Russell 3000®	31.08	50.92	17.67	14.03	—
Composite Index 2035	18.60	30.87	10.26	7.44	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.70%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
15

Harbor Target Retirement 2035 Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—55.5%
Shares		Value
10,341	Harbor Capital Appreciation Fund	$ 1,121
126,871	Harbor Diversified International All Cap Fund	1,727
17,960	Harbor Global Leaders Fund	671
36,291	Harbor International Fund	1,726
74,806	Harbor International Growth Fund	1,718
91,197	Harbor Large Cap Value Fund	2,002
65,802	Harbor Mid Cap Growth Fund	923
53,973	Harbor Mid Cap Value Fund	1,350
43,947	Harbor Small Cap Growth Fund	850
22,361	Harbor Small Cap Value Fund	1,010
19,703	Harbor Strategic Growth Fund	591
TOTAL EQUITY FUNDS
(Cost $9,819)		13,689

FIXED INCOME FUNDS—44.5%
Shares		Value
280,192	Harbor Bond Fund	$ 3,371
317,917	Harbor Core Bond Fund	3,370
426,307	Harbor High-Yield Bond Fund	4,237
TOTAL FIXED INCOME FUNDS
(Cost $10,949)		10,978
TOTAL INVESTMENTS—100.0%
(Cost $20,768)		24,667
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$24,667

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through April 30, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 2,630	$1,057	$ (230)	$ (100)	$ 14	$ 30	$ 35
Harbor Capital Appreciation Fund	936	352	(267)	13	87	120	—
Harbor Core Bond Fund	2,628	1,102	(229)	(142)	11	58	37
Harbor Diversified International All Cap Fund	1,460	130	(320)	414	43	—	16
Harbor Global Leaders Fund	564	123	(78)	36	26	47	—
Harbor High-Yield Bond Fund	3,309	1,087	(292)	123	10	—	110
Harbor International Fund	1,463	165	(321)	391	28	—	17
Harbor International Growth Fund	1,461	194	(235)	226	72	—	10
Harbor Large Cap Value Fund	1,689	156	(313)	388	82	50	8
Harbor Mid Cap Growth Fund	778	265	(200)	24	56	116	—
Harbor Mid Cap Value Fund	1,131	135	(425)	423	86	—	30
Harbor Small Cap Growth Fund	716	163	(190)	94	67	58	—
Harbor Small Cap Value Fund	857	102	(291)	284	58	—	4
Harbor Strategic Growth Fund	481	76	(73)	84	23	16	2
Total	$20,103	$5,107	$(3,464)	$2,258	$663	$495	$269
The accompanying notes are an integral part of the Financial Statements.
16

Harbor Target Retirement 2040 Fund
Fund Summary —April 30, 2021 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2021	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2040 Fund
Institutional Class	21.18%	40.21%	12.29%	8.48%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.52%	-0.27%	3.19%	3.39%	—
MSCI EAFE (ND)	28.84	39.88	8.87	5.22	—
Russell 3000®	31.08	50.92	17.67	14.03	—
Composite Index 2040	21.74	35.41	11.13	8.05	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.72%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
17

Harbor Target Retirement 2040 Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—65.9%
Shares		Value
20,488	Harbor Capital Appreciation Fund	$ 2,221
242,242	Harbor Diversified International All Cap Fund	3,297
34,771	Harbor Global Leaders Fund	1,298
69,254	Harbor International Fund	3,294
143,057	Harbor International Growth Fund	3,286
175,195	Harbor Large Cap Value Fund	3,845
126,705	Harbor Mid Cap Growth Fund	1,778
103,782	Harbor Mid Cap Value Fund	2,597
83,665	Harbor Small Cap Growth Fund	1,619
42,326	Harbor Small Cap Value Fund	1,912
36,946	Harbor Strategic Growth Fund	1,108
TOTAL EQUITY FUNDS
(Cost $18,775)		26,255

FIXED INCOME FUNDS—34.1%
Shares		Value
356,841	Harbor Bond Fund	$ 4,293
404,931	Harbor Core Bond Fund	4,292
502,526	Harbor High-Yield Bond Fund	4,995
TOTAL FIXED INCOME FUNDS
(Cost $13,476)		13,580
TOTAL INVESTMENTS—100.0%
(Cost $32,251)		39,835
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$39,835

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through April 30, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 3,309	$1,268	$ (177)	$ (123)	$ 16	$ 36	$ 45
Harbor Capital Appreciation Fund	1,700	644	(315)	59	133	228	—
Harbor Core Bond Fund	3,306	1,324	(175)	(176)	13	72	46
Harbor Diversified International All Cap Fund	2,645	182	(376)	775	71	—	29
Harbor Global Leaders Fund	1,032	220	(72)	86	32	88	—
Harbor High-Yield Bond Fund	3,709	1,393	(253)	150	(4)	—	127
Harbor International Fund	2,649	220	(350)	935	(160)	—	32
Harbor International Growth Fund	2,670	324	(265)	435	122	—	19
Harbor Large Cap Value Fund	3,078	257	(366)	740	136	94	13
Harbor Mid Cap Growth Fund	1,411	475	(259)	58	93	217	—
Harbor Mid Cap Value Fund	2,045	125	(511)	903	35	—	55
Harbor Small Cap Growth Fund	1,290	276	(244)	186	111	105	—
Harbor Small Cap Value Fund	1,549	55	(319)	559	68	—	8
Harbor Strategic Growth Fund	860	131	(80)	174	23	28	4
Total	$31,253	$6,894	$(3,762)	$4,761	$ 689	$868	$378
The accompanying notes are an integral part of the Financial Statements.
18

Harbor Target Retirement 2045 Fund
Fund Summary —April 30, 2021 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2021	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2045 Fund
Institutional Class	22.83%	43.07%	13.02%	8.96%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.52%	-0.27%	3.19%	3.39%	—
MSCI EAFE (ND)	28.84	39.88	8.87	5.22	—
Russell 3000®	31.08	50.92	17.67	14.03	—
Composite Index 2045	23.53	37.99	11.81	8.49	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.74%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
19

Harbor Target Retirement 2045 Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—72.3%
Shares		Value
12,617	Harbor Capital Appreciation Fund	$ 1,368
150,240	Harbor Diversified International All Cap Fund	2,045
21,914	Harbor Global Leaders Fund	818
42,957	Harbor International Fund	2,043
88,672	Harbor International Growth Fund	2,037
109,086	Harbor Large Cap Value Fund	2,394
77,775	Harbor Mid Cap Growth Fund	1,091
64,324	Harbor Mid Cap Value Fund	1,609
51,397	Harbor Small Cap Growth Fund	994
26,249	Harbor Small Cap Value Fund	1,186
22,851	Harbor Strategic Growth Fund	686
TOTAL EQUITY FUNDS
(Cost $11,739)		16,271

FIXED INCOME FUNDS—27.7%
Shares		Value
200,082	Harbor Bond Fund	$ 2,407
155,386	Harbor Core Bond Fund	1,647
220,461	Harbor High-Yield Bond Fund	2,192
TOTAL FIXED INCOME FUNDS
(Cost $6,214)		6,246
TOTAL INVESTMENTS—100.0%
(Cost $17,953)		22,517
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$22,517

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through April 30, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 1,973	$ 654	$ (159)	$ (73)	$ 12	$ 22	$ 26
Harbor Capital Appreciation Fund	1,075	383	(211)	41	80	135	—
Harbor Core Bond Fund	1,168	641	(102)	(65)	5	25	17
Harbor Diversified International All Cap Fund	1,642	141	(255)	473	44	—	17
Harbor Global Leaders Fund	656	158	(70)	47	27	54	—
Harbor High-Yield Bond Fund	1,699	589	(165)	62	7	—	57
Harbor International Fund	1,642	168	(242)	611	(136)	—	19
Harbor International Growth Fund	1,642	241	(180)	265	69	—	11
Harbor Large Cap Value Fund	1,924	208	(278)	466	74	57	8
Harbor Mid Cap Growth Fund	866	274	(142)	36	57	126	—
Harbor Mid Cap Value Fund	1,276	125	(369)	553	24	—	32
Harbor Small Cap Growth Fund	793	162	(141)	131	49	60	—
Harbor Small Cap Value Fund	959	91	(244)	325	55	—	5
Harbor Strategic Growth Fund	541	87	(63)	103	18	17	2
Total	$17,856	$3,922	$(2,621)	$2,975	$ 385	$496	$194
The accompanying notes are an integral part of the Financial Statements.
20

Harbor Target Retirement 2050 Fund
Fund Summary —April 30, 2021 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2021	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	10 Years
Harbor Target Retirement 2050 Fund
Institutional Class	25.64%	48.13%	14.02%	9.67%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.52%	-0.27%	3.19%	3.39%	—
MSCI EAFE (ND)	28.84	39.88	8.87	5.22	—
Russell 3000®	31.08	50.92	17.67	14.03	—
Composite Index 2050	26.59	42.60	12.65	9.08	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.76%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
21

Harbor Target Retirement 2050 Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—80.0%
Shares		Value
22,716	Harbor Capital Appreciation Fund	$ 2,462
268,966	Harbor Diversified International All Cap Fund	3,661
39,925	Harbor Global Leaders Fund	1,491
76,816	Harbor International Fund	3,653
158,944	Harbor International Growth Fund	3,651
196,943	Harbor Large Cap Value Fund	4,323
138,584	Harbor Mid Cap Growth Fund	1,944
115,188	Harbor Mid Cap Value Fund	2,882
91,511	Harbor Small Cap Growth Fund	1,771
46,760	Harbor Small Cap Value Fund	2,112
41,176	Harbor Strategic Growth Fund	1,235
TOTAL EQUITY FUNDS
(Cost $20,841)		29,185

FIXED INCOME FUNDS—20.0%
Shares		Value
230,434	Harbor Bond Fund	$ 2,772
130,716	Harbor Core Bond Fund	1,386
317,008	Harbor High-Yield Bond Fund	3,151
TOTAL FIXED INCOME FUNDS
(Cost $7,293)		7,309
TOTAL INVESTMENTS—100.0%
(Cost $28,134)		36,494
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$36,494

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through April 30, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 1,984	$ 940	$ (83)	$ (74)	$ 5	$ 23	$ 27
Harbor Capital Appreciation Fund	1,923	803	(477)	50	163	257	—
Harbor Core Bond Fund	992	485	(39)	(54)	2	22	15
Harbor Diversified International All Cap Fund	2,934	229	(444)	856	86	—	33
Harbor Global Leaders Fund	1,188	281	(111)	78	55	102	—
Harbor High-Yield Bond Fund	2,320	868	(130)	90	3	—	81
Harbor International Fund	2,942	308	(461)	1,063	(199)	—	36
Harbor International Growth Fund	2,958	427	(351)	453	164	—	21
Harbor Large Cap Value Fund	3,453	276	(394)	820	168	107	15
Harbor Mid Cap Growth Fund	1,543	591	(353)	24	139	240	—
Harbor Mid Cap Value Fund	2,271	258	(695)	989	59	—	61
Harbor Small Cap Growth Fund	1,409	311	(273)	266	58	116	—
Harbor Small Cap Value Fund	1,700	119	(398)	589	102	—	9
Harbor Strategic Growth Fund	965	142	(92)	193	27	32	4
Total	$28,582	$6,038	$(4,301)	$5,343	$ 832	$899	$302
The accompanying notes are an integral part of the Financial Statements.
22

Harbor Target Retirement 2055 Fund
Fund Summary —April 30, 2021 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2021	Unannualized	1 Year	Annualized		Inception Date
	6 Months		5 Years	Life of Fund
Harbor Target Retirement 2055 Fund
Institutional Class	28.49%	53.28%	14.76%	11.23%	11/01/2014
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.52%	-0.27%	3.19%	3.19%	—
MSCI EAFE (ND)	28.84	39.88	8.87	6.24	—
Russell 3000®	31.08	50.92	17.67	14.12	—
Composite Index 2055	29.69	47.09	13.26	10.01	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.78%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
23

Harbor Target Retirement 2055 Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—89.4%
Shares		Value
8,375	Harbor Capital Appreciation Fund	$ 908
99,948	Harbor Diversified International All Cap Fund	1,360
14,932	Harbor Global Leaders Fund	558
28,599	Harbor International Fund	1,360
59,195	Harbor International Growth Fund	1,360
73,005	Harbor Large Cap Value Fund	1,602
51,082	Harbor Mid Cap Growth Fund	717
42,347	Harbor Mid Cap Value Fund	1,060
33,563	Harbor Small Cap Growth Fund	649
17,360	Harbor Small Cap Value Fund	784
15,138	Harbor Strategic Growth Fund	454
TOTAL EQUITY FUNDS
(Cost $8,058)		10,812

FIXED INCOME FUNDS—10.6%
Shares		Value
58,625	Harbor Bond Fund	$ 706
58,075	Harbor High-Yield Bond Fund	577
TOTAL FIXED INCOME FUNDS
(Cost $1,283)		1,283
TOTAL INVESTMENTS—100.0%
(Cost $9,341)		12,095
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$12,095

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through April 30, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 431	$ 338	$ (46)	$ (18)	$ 1	$ 4	$ 8
Harbor Capital Appreciation Fund	650	284	(99)	35	38	88	—
Harbor Diversified International All Cap Fund	982	202	(149)	313	12	—	11
Harbor Global Leaders Fund	404	134	(26)	38	8	36	—
Harbor High-Yield Bond Fund	350	256	(42)	12	1	—	14
Harbor International Fund	983	237	(157)	333	(36)	—	12
Harbor International Growth Fund	987	250	(88)	183	28	—	7
Harbor Large Cap Value Fund	1,160	226	(132)	312	36	37	5
Harbor Mid Cap Growth Fund	518	205	(62)	31	25	81	—
Harbor Mid Cap Value Fund	762	155	(225)	357	11	—	21
Harbor Small Cap Growth Fund	469	137	(69)	99	13	39	—
Harbor Small Cap Value Fund	569	107	(130)	206	32	—	2
Harbor Strategic Growth Fund	325	84	(33)	68	10	11	2
Total	$8,590	$2,615	$(1,258)	$1,969	$179	$296	$ 82
The accompanying notes are an integral part of the Financial Statements.
24

Harbor Target Retirement 2060 Fund
Fund Summary —April 30, 2021 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
TOTAL RETURNS For the periods ended 04/30/2021	Unannualized	1 Year	5 Years	Annualized	Inception Date
	6 Months			Life of Fund
Harbor Target Retirement 2060 Fund
Institutional Class	29.22%	54.25%	N/A	24.44%	11/01/2019
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-1.52%	-0.27%	N/A	3.04%	—
MSCI EAFE (ND)	28.84	39.88	N/A	12.96	—
Russell 3000®	31.08	50.92	N/A	27.83	—
Composite Index 2060	30.40	48.09	N/A	20.66	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.78%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
25

Harbor Target Retirement 2060 Fund
Portfolio of Investments—April 30, 2021 (Unaudited)

Value and Cost in Thousands

EQUITY FUNDS—93.0%
Shares		Value
891	Harbor Capital Appreciation Fund	$ 97
10,619	Harbor Diversified International All Cap Fund	145
1,596	Harbor Global Leaders Fund	60
3,039	Harbor International Fund	144
6,289	Harbor International Growth Fund	144
7,777	Harbor Large Cap Value Fund	171
5,409	Harbor Mid Cap Growth Fund	76
4,495	Harbor Mid Cap Value Fund	112
3,552	Harbor Small Cap Growth Fund	69
1,841	Harbor Small Cap Value Fund	83
1,614	Harbor Strategic Growth Fund	48
TOTAL EQUITY FUNDS
(Cost $991)		1,149

FIXED INCOME FUNDS—7.0%
Shares		Value
3,970	Harbor Bond Fund	$ 48
3,929	Harbor High-Yield Bond Fund	39
TOTAL FIXED INCOME FUNDS
(Cost $87)		87
TOTAL INVESTMENTS—100.0%
(Cost $1,078)		1,236
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$1,236

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 (inception) through April 30, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)
						Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 23	$ 34	$ (8)	$ (1)	$—	$—	$ 1
Harbor Capital Appreciation Fund	46	65	(20)	—	6	7	—
Harbor Diversified International All Cap Fund	68	83	(32)	17	9	—	1
Harbor Global Leaders Fund	28	39	(11)	1	3	3	—
Harbor High-Yield Bond Fund	18	27	(7)	1	—	—	1
Harbor International Fund	68	84	(32)	15	9	—	1
Harbor International Growth Fund	68	88	(28)	6	10	—	—
Harbor Large Cap Value Fund	80	97	(35)	20	9	3	—
Harbor Mid Cap Growth Fund	36	51	(16)	(1)	6	6	—
Harbor Mid Cap Value Fund	53	61	(33)	20	11	—	2
Harbor Small Cap Growth Fund	32	43	(16)	4	6	3	—
Harbor Small Cap Value Fund	39	47	(23)	12	8	—	—
Harbor Strategic Growth Fund	23	28	(9)	4	2	1	—
Total	$582	$747	$(270)	$ 98	$ 79	$ 23	$ 6
The accompanying notes are an integral part of the Financial Statements.
26

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27

Harbor Target Retirement Funds
StatementS of Assets and Liabilities—April 30, 2021 (Unaudited)

(All amounts in thousands, except per share amounts)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund	Harbor Target Retirement 2060 Fund
ASSETS
Investments, at identified cost	$17,886	$21,808	$21,032	$32,297	$20,768	$32,251	$17,953	$28,134	$ 9,341	$1,078
Investments in affiliated funds, at value	$19,016	$23,715	$23,381	$37,140	$24,667	$39,835	$22,517	$36,494	$12,095	$1,236
Receivables for:
Investments in affiliated funds sold	10	—	16	—	2	—	—	—	—	—
Capital shares sold	—	12	—	39	—	23	39	53	91	9
Total Assets	19,026	23,727	23,397	37,179	24,669	39,858	22,556	36,547	12,186	1,245
LIABILITIES
Payables for:
Investments in affiliated funds purchased	—	12	—	39	—	23	39	53	91	9
Capital shares reacquired	10	—	16	—	2	—	—	—	—	—
Total Liabilities	10	12	16	39	2	23	39	53	91	9
NET ASSETS	$19,016	$23,715	$23,381	$37,140	$24,667	$39,835	$22,517	$36,494	$12,095	$1,236
Net Assets Consist of:
Paid-in capital	$17,735	$21,425	$20,678	$32,218	$20,856	$32,301	$18,068	$27,849	$ 9,343	$ 993
Total distributable earnings/(loss)	1,281	2,290	2,703	4,922	3,811	7,534	4,449	8,645	2,752	243
	$19,016	$23,715	$23,381	$37,140	$24,667	$39,835	$22,517	$36,494	$12,095	$1,236
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$19,016	$23,715	$23,381	$37,140	$24,667	$39,835	$22,517	$36,494	$12,095	$1,236
Shares of beneficial interest[1]	1,923	2,260	1,736	3,754	1,543	3,932	1,282	3,135	817	92
Net asset value per share[2]	$ 9.89	$ 10.49	$ 13.47	$ 9.89	$ 15.99	$ 10.13	$ 17.56	$ 11.64	$ 14.81	$13.44

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

28

Harbor Target Retirement Funds
StatementS of Operations—Period Ended April 30, 2021 (Unaudited)

(All amounts in thousands)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund	Harbor Target Retirement 2060 Fund
Investment Income
Dividends from affiliated funds	$ 251	$ 320	$ 309	$ 434	$ 269	$ 378	$ 194	$ 302	$ 82	$ 6
Net Investment Income/(Loss)	251	320	309	434	269	378	194	302	82	6
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	588	1,124	1,230	1,222	663	689	385	832	179	79
Distributions received from affiliated funds	283	396	430	664	495	868	496	899	296	23
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	191	421	864	2,430	2,258	4,761	2,975	5,343	1,969	98
Net gain/(loss) on investment transactions	1,062	1,941	2,524	4,316	3,416	6,318	3,856	7,074	2,444	200
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,313	$2,261	$2,833	$4,750	$3,685	$6,696	$4,050	$7,376	$2,526	$206
The accompanying notes are an integral part of the Financial Statements.

29

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30

Harbor Target Retirement Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund
	November 1, 2020 through April 30 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$ 251	$ 530	$ 320	$ 635	$ 309	$ 558	$ 434	$ 788
Net realized gain/(loss) on sale of affiliated funds	588	(46)	1,124	(37)	1,230	(285)	1,222	(85)
Realized gain distributions received from affiliated funds	283	143	396	246	430	258	664	457
Change in net unrealized appreciation/(depreciation) on affiliated funds	191	514	421	688	864	877	2,430	1,143
Net increase/(decrease) in assets resulting from operations	1,313	1,141	2,261	1,532	2,833	1,408	4,750	2,303
Distributions to Shareholders
Institutional Class	(620)	(535)	(1,493)	(1,009)	(1,453)	(1,350)	(2,442)	(2,233)
Total distributions to shareholders	(620)	(535)	(1,493)	(1,009)	(1,453)	(1,350)	(2,442)	(2,233)
Net Increase/(Decrease) Derived from Capital Share Transactions	(2,418)	2,694	(833)	(1,486)	(64)	1,915	4,364	(480)
Net increase/(decrease) in net assets	(1,725)	3,300	(65)	(963)	1,316	1,973	6,672	(410)
Net Assets
Beginning of period	20,741	17,441	23,780	24,743	22,065	20,092	30,468	30,878
End of period	$19,016	$20,741	$23,715	$23,780	$23,381	$22,065	$37,140	$30,468
The accompanying notes are an integral part of the Financial Statements.

31

Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund		Harbor Target Retirement 2060 Fund
November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 269	$ 474	$ 378	$ 599	$ 194	$ 308	$ 302	$ 466	$ 82	$ 103	$ 6	$ 2
663	54	689	116	385	(175)	832	65	179	(220)	79	(11)
495	352	868	553	496	314	899	600	296	163	23	2
2,258	713	4,761	1,118	2,975	987	5,343	1,103	1,969	644	98	60
3,685	1,593	6,696	2,386	4,050	1,434	7,376	2,234	2,526	690	206	53

(1,776)	(1,534)	(2,506)	(2,674)	(1,175)	(1,462)	(2,085)	(2,860)	(458)	(483)	(15)	(1)
(1,776)	(1,534)	(2,506)	(2,674)	(1,175)	(1,462)	(2,085)	(2,860)	(458)	(483)	(15)	(1)
2,655	100	4,392	3,305	1,786	2,914	2,621	3,516	1,437	2,200	463	530
4,564	159	8,582	3,017	4,661	2,886	7,912	2,890	3,505	2,407	654	582

20,103	19,944	31,253	28,236	17,856	14,970	28,582	25,692	8,590	6,183	582	—
$24,667	$20,103	$39,835	$31,253	$22,517	$17,856	$36,494	$28,582	$12,095	$8,590	$1,236	$582
32

Harbor Target Retirement Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund
	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 806	$ 6,474	$ 1,767	$ 3,363	$ 3,006	$ 5,108	$ 4,749	$ 4,092
Reinvested distributions	620	535	1,493	1,009	1,453	1,350	2,442	2,233
Cost of shares reacquired	(3,844)	(4,315)	(4,093)	(5,858)	(4,523)	(4,543)	(2,827)	(6,805)
Net increase/(decrease) in net assets	$(2,418)	$ 2,694	$ (833)	$(1,486)	$ (64)	$ 1,915	$ 4,364	$ (480)
SHARES
Institutional Class
Shares sold	82	691	168	344	226	415	486	461
Shares issued due to reinvestment of distributions	63	58	146	104	112	111	259	252
Shares reacquired	(390)	(469)	(390)	(606)	(340)	(380)	(293)	(764)
Net increase/(decrease) in shares outstanding	(245)	280	(76)	(158)	(2)	146	452	(51)
The accompanying notes are an integral part of the Financial Statements.

33

Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund		Harbor Target Retirement 2060 Fund
November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through April 30, 2021	November 1, 2019 through October 31, 2020
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$ 2,431	$ 3,724	$ 3,004	$ 4,956	$ 2,351	$ 3,759	$ 2,604	$ 4,044	$1,774	$ 2,753	$ 710	$ 721
1,776	1,534	2,506	2,674	1,175	1,462	2,085	2,860	458	483	15	1
(1,552)	(5,158)	(1,118)	(4,325)	(1,740)	(2,307)	(2,068)	(3,388)	(795)	(1,036)	(262)	(192)
$ 2,655	$ 100	$ 4,392	$ 3,305	$ 1,786	$ 2,914	$ 2,621	$ 3,516	$1,437	$ 2,200	$ 463	$ 530

154	264	307	577	138	265	235	434	127	245	57	74
118	109	264	309	72	100	194	299	34	42	1	—
(100)	(365)	(114)	(498)	(103)	(158)	(186)	(368)	(56)	(92)	(21)	(19)
172	8	457	388	107	207	243	365	105	195	37	55
34

Harbor Target Retirement Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT INCOME FUND

	Institutional Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	$ 9.57	$ 9.24	$ 8.80	$ 9.25	$ 8.93	$ 9.19
Income from Investment Operations
Net investment income/(loss)[a]	0.12	0.25	0.25	0.28	0.22	0.25
Net realized and unrealized gain/(loss) on investments	0.50	0.33	0.62	(0.38)	0.40	0.08
Total from investment operations	0.62	0.58	0.87	(0.10)	0.62	0.33
Less Distributions
Dividends from net investment income	(0.18)	(0.25)	(0.27)	(0.29)	(0.27)	(0.29)
Distributions from net realized capital gains	(0.12)	—	(0.16)	(0.06)	(0.03)	(0.30)
Total distributions	(0.30)	(0.25)	(0.43)	(0.35)	(0.30)	(0.59)
Net asset value end of period	9.89	9.57	9.24	8.80	9.25	8.93
Net assets end of period (000s)	$19,016	$20,741	$17,441	$12,561	$13,746	$13,805
Ratios and Supplemental Data (%)
Total return	6.58% [d]	6.37%	10.31%	(1.14)%	7.17%	3.91%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.56 [e]	2.63	2.85	3.13	2.46	2.87
Portfolio turnover[c]	10 [d]	53	67	28	16	26

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	$ 10.18	$ 9.92	$ 9.50	$ 9.90	$ 9.29	$ 9.94
Income from Investment Operations
Net investment income/(loss)[a]	0.13	0.26	0.25	0.28	0.23	0.26
Net realized and unrealized gain/(loss) on investments	0.82	0.39	0.73	(0.40)	0.73	0.04
Total from investment operations	0.95	0.65	0.98	(0.12)	0.96	0.30
Less Distributions
Dividends from net investment income	(0.29)	(0.27)	(0.28)	(0.28)	(0.24)	(0.32)
Distributions from net realized capital gains	(0.35)	(0.12)	(0.28)	—	(0.11)	(0.63)
Total distributions	(0.64)	(0.39)	(0.56)	(0.28)	(0.35)	(0.95)
Net asset value end of period	10.49	10.18	9.92	9.50	9.90	9.29
Net assets end of period (000s)	$23,715	$23,780	$24,743	$25,554	$27,742	$25,419
Ratios and Supplemental Data (%)
Total return	9.46% [d]	6.74%	11.04%	(1.29)%	10.77%	3.56%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.55 [e]	2.61	2.69	2.89	2.44	2.83
Portfolio turnover[c]	19 [d]	56	64	31	29	33
See page 39 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

35

HARBOR TARGET RETIREMENT 2025 FUND

	Institutional Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	$ 12.70	$ 12.62	$ 12.21	$ 12.76	$ 11.78	$ 12.32
Income from Investment Operations
Net investment income/(loss)[a]	0.17	0.32	0.31	0.37	0.29	0.31
Net realized and unrealized gain/(loss) on investments	1.43	0.56	1.03	(0.57)	1.12	0.05
Total from investment operations	1.60	0.88	1.34	(0.20)	1.41	0.36
Less Distributions
Dividends from net investment income	(0.36)	(0.33)	(0.38)	(0.35)	(0.28)	(0.37)
Distributions from net realized capital gains	(0.47)	(0.47)	(0.55)	—	(0.15)	(0.53)
Total distributions	(0.83)	(0.80)	(0.93)	(0.35)	(0.43)	(0.90)
Net asset value end of period	13.47	12.70	12.62	12.21	12.76	11.78
Net assets end of period (000s)	$23,381	$22,065	$20,092	$17,651	$21,218	$14,293
Ratios and Supplemental Data (%)
Total return	12.89% [d]	7.26%	12.09%	(1.63)%	12.38%	3.39%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.64 [e]	2.65	2.57	2.92	2.42	2.69
Portfolio turnover[c]	23 [d]	63	61	36	24	25

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	$ 9.23	$ 9.21	$ 8.84	$ 9.25	$ 8.60	$ 9.19
Income from Investment Operations
Net investment income/(loss)[a]	0.12	0.22	0.21	0.24	0.20	0.21
Net realized and unrealized gain/(loss) on investments	1.28	0.45	0.77	(0.38)	0.96	0.01
Total from investment operations	1.40	0.67	0.98	(0.14)	1.16	0.22
Less Distributions
Dividends from net investment income	(0.26)	(0.24)	(0.25)	(0.25)	(0.21)	(0.26)
Distributions from net realized capital gains	(0.48)	(0.41)	(0.36)	(0.02)	(0.30)	(0.55)
Total distributions	(0.74)	(0.65)	(0.61)	(0.27)	(0.51)	(0.81)
Net asset value end of period	9.89	9.23	9.21	8.84	9.25	8.60
Net assets end of period (000s)	$37,140	$30,468	$30,878	$27,973	$28,618	$24,634
Ratios and Supplemental Data (%)
Total return	15.54% [d]	7.62%	12.21%	(1.57)%	14.18%	2.96%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.54 [e]	2.54	2.41	2.62	2.30	2.54
Portfolio turnover[c]	18 [d]	57	46	31	29	31
The accompanying notes are an integral part of the Financial Statements.

36

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2035 FUND

	Institutional Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	$ 14.67	$ 14.64	$ 13.86	$ 14.44	$ 12.93	$ 13.56
Income from Investment Operations
Net investment income/(loss)[a]	0.18	0.33	0.28	0.33	0.28	0.27
Net realized and unrealized gain/(loss) on investments	2.42	0.79	1.36	(0.58)	1.75	0.04
Total from investment operations	2.60	1.12	1.64	(0.25)	2.03	0.31
Less Distributions
Dividends from net investment income	(0.37)	(0.34)	(0.35)	(0.33)	(0.28)	(0.35)
Distributions from net realized capital gains	(0.91)	(0.75)	(0.51)	—	(0.24)	(0.59)
Total distributions	(1.28)	(1.09)	(0.86)	(0.33)	(0.52)	(0.94)
Net asset value end of period	15.99	14.67	14.64	13.86	14.44	12.93
Net assets end of period (000s)	$24,667	$20,103	$19,944	$15,124	$15,005	$11,496
Ratios and Supplemental Data (%)
Total return	18.26% [d]	7.98%	12.83%	(1.79)%	16.31%	2.70%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.34 [e]	2.34	2.05	2.26	2.06	2.17
Portfolio turnover[c]	15 [d]	62	35	29	26	26

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	$ 8.99	$ 9.15	$ 8.85	$ 9.30	$ 8.42	$ 9.05
Income from Investment Operations
Net investment income/(loss)[a]	0.10	0.17	0.15	0.18	0.15	0.17
Net realized and unrealized gain/(loss) on investments	1.75	0.55	0.90	(0.34)	1.30	(0.01)
Total from investment operations	1.85	0.72	1.05	(0.16)	1.45	0.16
Less Distributions
Dividends from net investment income	(0.20)	(0.20)	(0.20)	(0.19)	(0.17)	(0.20)
Distributions from net realized capital gains	(0.51)	(0.68)	(0.55)	(0.10)	(0.40)	(0.59)
Total distributions	(0.71)	(0.88)	(0.75)	(0.29)	(0.57)	(0.79)
Net asset value end of period	10.13	8.99	9.15	8.85	9.30	8.42
Net assets end of period (000s)	$39,835	$31,253	$28,236	$24,050	$24,940	$19,448
Ratios and Supplemental Data (%)
Total return	21.18% [d]	8.15%	13.43%	(1.84)%	18.26%	2.36%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.07 [e]	2.04	1.77	1.90	1.78	2.03
Portfolio turnover[c]	10 [d]	53	28	30	21	30
See page 39 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

37

HARBOR TARGET RETIREMENT 2045 FUND

	Institutional Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	$ 15.20	$ 15.46	$ 14.69	$ 15.43	$13.51	$14.25
Income from Investment Operations
Net investment income/(loss)[a]	0.16	0.28	0.24	0.23	0.21	0.21
Net realized and unrealized gain/(loss) on investments	3.23	0.94	1.56	(0.49)	2.42	0.01
Total from investment operations	3.39	1.22	1.80	(0.26)	2.63	0.22
Less Distributions
Dividends from net investment income	(0.32)	(0.31)	(0.29)	(0.28)	(0.22)	(0.27)
Distributions from net realized capital gains	(0.71)	(1.17)	(0.74)	(0.20)	(0.49)	(0.69)
Total distributions	(1.03)	(1.48)	(1.03)	(0.48)	(0.71)	(0.96)
Net asset value end of period	17.56	15.20	15.46	14.69	15.43	13.51
Net assets end of period (000s)	$22,517	$17,856	$14,970	$12,410	$9,863	$7,211
Ratios and Supplemental Data (%)
Total return	22.83% [d]	8.21%	13.48%	(1.83)%	20.37%	1.91%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.89 [e]	1.93	1.62	1.49	1.50	1.58
Portfolio turnover[c]	13 [d]	46	29	22	32	24

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	$ 9.88	$ 10.17	$ 9.81	$ 10.42	$ 9.23	$ 10.39
Income from Investment Operations
Net investment income/(loss)[a]	0.10	0.17	0.12	0.13	0.12	0.12
Net realized and unrealized gain/(loss) on investments	2.37	0.66	1.08	(0.33)	1.81	(0.03)
Total from investment operations	2.47	0.83	1.20	(0.20)	1.93	0.09
Less Distributions
Dividends from net investment income	(0.19)	(0.18)	(0.17)	(0.16)	(0.13)	(0.17)
Distributions from net realized capital gains	(0.52)	(0.94)	(0.67)	(0.25)	(0.61)	(1.08)
Total distributions	(0.71)	(1.12)	(0.84)	(0.41)	(0.74)	(1.25)
Net asset value end of period	11.64	9.88	10.17	9.81	10.42	9.23
Net assets end of period (000s)	$36,494	$28,582	$25,692	$23,391	$22,821	$18,728
Ratios and Supplemental Data (%)
Total return	25.64% [d]	8.55%	13.92%	(2.06)%	22.40%	1.51%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.78 [e]	1.76	1.28	1.20	1.27	1.34
Portfolio turnover[c]	13 [d]	47	25	22	33	24
The accompanying notes are an integral part of the Financial Statements.

38

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2055 FUND

	Institutional Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value beginning of period	$ 12.06	$11.94	$11.39	$11.97	$10.02	$10.08
Income from Investment Operations
Net investment income/(loss)[a]	0.11	0.16	0.10	0.11	0.10	0.11
Net realized and unrealized gain/(loss) on investments	3.27	0.87	1.34	(0.37)	2.17	0.01
Total from investment operations	3.38	1.03	1.44	(0.26)	2.27	0.12
Less Distributions
Dividends from net investment income	(0.20)	(0.18)	(0.16)	(0.16)	(0.12)	(0.14)
Distributions from net realized capital gains	(0.43)	(0.73)	(0.73)	(0.16)	(0.20)	(0.04)
Total distributions	(0.63)	(0.91)	(0.89)	(0.32)	(0.32)	(0.18)
Net asset value end of period	14.81	12.06	11.94	11.39	11.97	10.02
Net assets end of period (000s)	$12,095	$8,590	$6,183	$3,756	$2,728	$1,240
Ratios and Supplemental Data (%)
Total return	28.49% [d]	8.83%	14.24%	(2.31)%	23.34%	1.38%
Ratio of total expenses to average net assets[b]	—	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.52 [e]	1.44	0.90	0.91	0.95	1.13
Portfolio turnover[c]	12 [d]	36	14	29	32	33

HARBOR TARGET RETIREMENT 2060 FUND
	Institutional Class
	6-Month Period Ended April 30, 2021	Year Ended October 31,
		2020 [f]
	(Unaudited)
Net asset value beginning of period	$10.60	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.08	0.06
Net realized and unrealized gain/(loss) on investments	2.99	0.67
Total from investment operations	3.07	0.73
Less Distributions
Dividends from net investment income	(0.16)	(0.13)
Distributions from net realized capital gains	(0.07)	—
Total distributions	(0.23)	(0.13)
Net asset value end of period	13.44	10.60
Net assets end of period (000s)	$1,236	$ 582
Ratios and Supplemental Data (%)
Total return[b]	29.22% [d]	7.32%
Ratio of total expenses to average net assets[b]	—	—
Ratio of net investment income to average net assets[b]	1.33 [e]	0.60
Portfolio turnover[c]	30 [d]	77

a	Amounts are based on average daily shares outstanding during the period.
b	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.
c	Amounts do not include the activity of the underlying funds.
d	Unannualized
e	Annualized
f	For the period November 1, 2019 (inception) through October 31, 2020
The accompanying notes are an integral part of the Financial Statements.

39

Harbor Target Retirement Funds
Notes to Financial Statements—April 30, 2021 (Unaudited)

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of April 30, 2021, the Trust consists of 36 separate portfolios. The portfolios covered by this report are: Harbor Target Retirement Income Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, Harbor Target Retirement 2055 Fund, and Harbor Target Retirement 2060 Fund (each individually referred to as a “Fund” and collectively referred to as the “Funds” or “Target Retirement Funds”).  The Funds invest in a combination of other funds of the Trust (the “Underlying Funds”).  Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds.  The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.
The Funds currently offer one class of shares, designated as Institutional Class.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable. At April 30, 2021, all investments held by each Fund (as disclosed in the Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at April 30, 2021 or October 31, 2020.
Description of the Underlying Funds
In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the Target Retirement Funds’ prospectus and statement of additional information, as well as the prospectus of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.
40

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The Funds do not invest in the Underlying Funds for the purpose of exercising management of control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. As of April 30, 2021, each Fund held less than 25% of the outstanding shares of any Underlying Fund.
Investment Transactions and Income
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2017–2019), including all positions expected to be taken upon filing the 2020 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.
Note 3—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.
The Funds have entered into an advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. The Funds do not pay any fees for the services of the Distributor.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The Funds do not pay any fees for the services of Harbor Services Group.
41

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
Shareholders
As of April 30, 2021, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries	Percentage of Outstanding Shares
	Institutional Class
Harbor Target Retirement 2025 Fund	150	0.0%
Harbor Target Retirement 2030 Fund	39,364	1.0
Harbor Target Retirement 2035 Fund	28,377	1.8
Harbor Target Retirement 2040 Fund	5,713	0.1
Harbor Target Retirement 2045 Fund	5,535	0.4
Harbor Target Retirement 2050 Fund	17,329	0.6
Harbor Target Retirement 2055 Fund	7,925	1.0
Independent Trustees
The Independent Trustees received no remuneration from the Target Retirement Funds for the period ended April 30, 2021.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 4—TAX INFORMATION
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation as of April 30, 2021 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Target Retirement Income Fund	$17,886	$1,157	$(27)	$1,130
Harbor Target Retirement 2020 Fund	21,808	1,919	(12)	1,907
Harbor Target Retirement 2025 Fund	21,032	2,438	(89)	2,349
Harbor Target Retirement 2030 Fund	32,297	4,927	(84)	4,843
Harbor Target Retirement 2035 Fund	20,768	3,985	(86)	3,899
Harbor Target Retirement 2040 Fund	32,251	7,638	(54)	7,584
Harbor Target Retirement 2045 Fund	17,953	4,605	(41)	4,564
Harbor Target Retirement 2050 Fund	28,134	8,393	(33)	8,360
Harbor Target Retirement 2055 Fund	9,341	2,760	(6)	2,754
Harbor Target Retirement 2060 Fund	1,078	158	—	158

Note 5—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
42

Harbor Target Retirement Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The expense ratios reflected below do not include the acquired fund fees and expenses from Underlying Funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020 through April 30, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,065.80
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,094.60
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,128.90
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,155.40
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,182.60
Hypothetical (5% return)		0.00	1,000	1,024.79
43

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,211.80
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,228.30
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,256.40
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2055 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,284.90
Hypothetical (5% return)		0.00	1,000	1,024.79
Harbor Target Retirement 2060 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,292.20
Hypothetical (5% return)		0.00	1,000	1,024.79

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
44

Harbor Target Retirement Funds
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS OF THE TARGET RETIREMENT FUNDS
The Investment Company Act requires that the Investment Advisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At a meeting of the Board held on February 19 and 20, 2021 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the continuation of an Investment Advisory Agreement with Harbor Capital, the adviser to each Fund, with respect to Harbor Target Retirement Income Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, Harbor Target Retirement 2055 Fund and Harbor Target Retirement 2060 Fund (each, a “Target Retirement Fund” and collectively, the “Target Retirement Funds”), each a series of Harbor Funds.
In evaluating the Target Retirement Funds’ Investment Advisory Agreement, the Trustees reviewed materials furnished by Harbor Capital, including information about its affiliates, personnel, and operations, and also relied upon their knowledge of Harbor Capital resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreement, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by Harbor Capital. These materials included a comprehensive written response from Harbor Capital to a 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement were fair and reasonable and approved the continuation for a one-year period of the Investment Advisory Agreement as being in the best interests of each Target Retirement Fund and its shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
45

Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
In considering the approval of the Target Retirement Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:
•	The nature, extent, and quality of the services provided by Harbor Capital, including the background, education, expertise and experience of the investment professionals of Harbor Capital providing services to the Target Retirement Funds;
•	The favorable history, reputation, qualifications and background of Harbor Capital, as well as the qualifications of its personnel;
•	The profitability of Harbor Capital with respect to each Target Retirement Fund;
•	While no fees were proposed to be charged by Harbor Capital for investment advisory services, Harbor Capital would benefit from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such Funds by the Target Retirement Funds;
•	The fees and expense ratios of each Target Retirement Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;
•	The short- and long-term investment performance of each Target Retirement Fund in comparison to peer funds and the impact of the Target Retirement Funds’ glide paths on relative performance;
•	Any “fall out” benefits that might inure to Harbor Capital and its affiliates as a result of their relationship with the Target Retirement Funds;
•	Information received at regular meetings throughout the year related to Target Retirement Fund performance and services rendered by Harbor Capital;
•	Information contained in materials provided by Harbor Capital and compiled by Broadridge as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Target Retirement Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Broadridge; and
•	Information contained in materials compiled by Morningstar as to the investment returns of the Institutional Class of each Target Retirement Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers.
Nature, Extent, and Quality of Services
The Board evaluated the nature, extent, and quality of Harbor Capital’s services in light of the Board’s experience with Harbor Capital, as well as materials provided by Harbor Capital concerning the financial and other resources devoted by Harbor Capital to Harbor Funds, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees determined that Harbor Capital has the expertise and resources to manage and operate effectively each Target Retirement Fund.
Investment Performance, Advisory Fees and Expense Ratios
In considering each Target Retirement Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from Harbor Capital data compiled by Broadridge. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. In evaluating performance, the Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Harbor Target Retirement Funds
The Trustees considered the Harbor Target Retirement Funds (inception date of January 2, 2009 for each Target Retirement Fund except the Target Retirement 2055 Fund, which had an inception date of November 1, 2014, and the Target Retirement 2060 Fund, which had an inception date of November 1, 2019). The Trustees noted that the performance analysis conducted by Broadridge included selected mixed-asset peer target funds with the same target year as the performance group and all mixed-asset target date funds with the same target year, with certain exclusions, as the performance universe.
46

Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees considered the expertise of Harbor Capital in managing assets generally and in the target retirement asset class specifically, noting that Harbor Capital had maintained risk-based asset allocation options for retirement plans sponsored by Owens-Illinois and other clients for more than 15 years prior to the 2009 launch of these funds. The Trustees noted that the Target Retirement Funds totaled $227.8 million in assets, out of a firm-wide total of approximately $60.6 billion in assets under management as of December 31, 2020.
The Trustees noted that the glide paths for the Target Retirement Funds are generally more conservative compared to the peer funds in that the equity exposure for the Target Retirement Funds declines more steeply than it does in other target date fund families. The Trustees noted that starting in 2019, Harbor Capital had made changes to the target allocations for Harbor Target Retirement 2025-2040 Funds to increase the Funds’ equity exposure, although the Funds continue to be relatively conservative in their positioning. The Trustees considered how periods of strong equity market performance would negatively impact the performance of the Target Retirement Funds relative to their more aggressively positioned peer funds. The Trustees also considered the fact that Harbor Capital charged no management fee to the Funds and that Harbor Capital pays the expenses of each Target Retirement Fund with limited exceptions. The Trustees noted that Harbor Capital’s profitability in managing the Target Retirement Funds was negative.
Harbor Target Retirement Income Fund. The Trustees noted the Fund’s outperformance for the one-year period relative to its group median and for the one-, three- and five-year periods relative to the universe median and the Fund’s underperformance for the one- and three-year periods relative to its group median as of December 31, 2020, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2020 Fund. The Trustees noted the Fund’s outperformance for the one- and three-year periods and underperformance for the five-year period relative to its group and universe medians as of December 31, 2020, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2025 Fund. The Trustees noted the Fund’s outperformance for the one- and three-year periods relative to its group and universe medians as of December 31, 2020, according to Broadridge. The Trustees noted that the Fund underperformed for the five-year period relative to its universe median and the Fund’s performance was equal to its group median for the five-year period as of December 31, 2020, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2030 Fund. The Trustees noted the Fund’s outperformance for the one- and three-year periods relative to its group and universe medians as of December 31, 2020, according to Broadridge. The Trustees noted that the Fund underperformed for the five-year period relative to its group and universe medians as of December 31, 2020, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2035 Fund. The Trustees noted the Fund’s outperformance for the one- and three-year periods relative to its group and universe medians as of December 31, 2020, according to Broadridge. The Trustees noted that the Fund underperformed for the five-year period relative to its group and universe medians as of December 31, 2020, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2040 Fund. The Trustees noted the Fund’s outperformance relative to its group and universe medians for the one-, three- and five-year periods ended December 31, 2020, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2045 Fund. The Trustees noted the Fund’s outperformance relative to its group and universe medians for the one-, three- and five-year periods ended December 31, 2020, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2050 Fund. The Trustees noted the Fund’s outperformance relative to its group and universe medians for the one-, three- and five-year periods ended December 31, 2020, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
47

Harbor Target Retirement Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Harbor Target Retirement 2055 Fund. The Trustees noted the Fund’s outperformance relative to its group and universe medians for the one-, three- and five-year periods ended December 31, 2020, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Harbor Target Retirement 2060 Fund. The Trustees noted the Fund’s outperformance relative to its group and universe medians for the one-year and since inception periods ended December 31, 2020, according to Broadridge. The actual total expense ratio of the Fund’s Institutional Class (including acquired fund fees and expenses) was above the peer group and peer universe medians.
Adviser Fees and Profitability
The Trustees noted that Harbor Capital receives no fee from any of the Target Retirement Funds for Harbor Capital’s services in allocating the Target Retirement Funds’ assets among shares of the other Harbor Funds. They also noted that Harbor Capital benefits indirectly from assets invested in the Target Retirement Funds in the form of increased advisory and other fees from the underlying Harbor Funds attributable to assets invested in such funds by the Target Retirement Funds and that the Board considers the issue of Harbor Capital’s profitability in operating these underlying funds at least annually as part of its annual investment advisory contract review process with respect to all of the Harbor Funds. The Board also noted that Harbor Capital pays the expenses of each Target Retirement Fund with limited exceptions and that Harbor Capital was incurring a loss in operating the Target Retirement Funds.
Economies of Scale
As Harbor Capital does not receive a fee from any of the Target Retirement Funds for Harbor Capital’s services, the Trustees determined that it was unnecessary to consider economies of scale in this context. However, given that Harbor Capital benefits from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds, the Board noted that it considers the issue of breakpoints in the Harbor Funds’ fee schedules at least annually as part of its annual investment contract review process for all of the underlying Harbor Funds.
Review of Liqudity Risk Management Program
The Trust has adopted pursuant to Rule 22e-4 under the Investment Company Act (“Rule 22e-4”) a Liquidity Risk Management Program (the “Program”) for the Funds. The Board has designated a committee of Harbor Capital employees as the Program Administrator.
The Program is designed to assess and manage each Fund’s liquidity risk. For purposes of Rule 22e-4, “liquidity risk” is defined as the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. Components of the Program include: (i) periodic assessment of each Fund’s liquidity risk based on certain factors; (ii) classification of each Fund’s holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid and Illiquid) that reflect an estimate of liquidity under current market conditions; (iii) to the extent a Fund does not invest primarily in Highly Liquid investments, establishment of an appropriate Highly Liquid Investment Minimum (“HLIM”) (as defined in Rule 22e-4) for such Fund and ongoing monitoring of the Fund’s net assets to assess compliance with the Fund’s HLIM; (iv) a limit on the ability of a Fund to acquire illiquid investments in excess of 15% of the Fund’s net assets; and (v) periodic reporting to the Board.
At a meeting held on November 10, 2020, the Board of Trustees reviewed the operation and effectiveness of the Program for the period beginning October 1, 2019 and ending September 30, 2020 (the “period”). At the November 10, 2020 meeting, the Board reviewed a report prepared by, and received a presentation from, the Program Administrator regarding the operation of the Program, its adequacy, and the effectiveness of its implementation during the period. The Program Administrator’s report included, among other things, a review of: (i) the operation of the Program overall during the period, which included a period of increased market volatility related to the COVID-19 pandemic in the first half of 2020; (ii) the activities conducted by the Program Administrator with respect to the Program; (iii) the level of portfolio investments classified into each of the four liquidity categories and the services provided by the third-party vendor engaged by the Trust to facilitate such classification with respect to certain of the Funds; and (iv) the most recent liquidity risk assessment for the Funds conducted by the Program Administrator in accordance with Rule 22e-4. Based upon its review, the Program Administrator determined that the Program was adequate and effective in facilitating the Funds’ compliance with Rule 22e-4 during the period.
48

Benchmark Descriptions

Composite Index Income—The Composite Index Income is derived by applying the Harbor Target Retirement Income Fund’s (the “Income Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofA U.S. 3-Month Treasury Bill Index. The weights of the Composite Index Income match the Income Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Income Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2020—The Composite Index 2020 is derived by applying the Harbor Target Retirement 2020 Fund’s (the “2020 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofA U.S. 3-Month Treasury Bill Index. The weights of the Composite Index 2020 match the 2020 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2020 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2025—The Composite Index 2025 is derived by applying the Harbor Target Retirement 2025 Fund’s (the “2025 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2025 match the 2025 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2025 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2030—The Composite Index 2030 is derived by applying the Harbor Target Retirement 2030 Fund’s (the “2030 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2030 match the 2030 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2030 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2035—The Composite Index 2035 is derived by applying the Harbor Target Retirement 2035 Fund’s (the “2035 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights
49

Benchmark Descriptions—Continued

of the Composite Index 2035 match the 2035 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2035 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2040—The Composite Index 2040 is derived by applying the Harbor Target Retirement 2040 Fund’s (the “2040 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2040 match the 2040 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2040 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2045—The Composite Index 2045 is derived by applying the Harbor Target Retirement 2045 Fund’s (the “2045 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2045 match the 2045 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2045 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2050—The Composite Index 2050 is derived by applying the Harbor Target Retirement 2050 Fund’s (the “2050 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2050 match the 2050 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2050 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2055—The Composite Index 2055 is derived by applying the Harbor Target Retirement 2055 Fund’s (the “2055 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2055 match the 2055 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2055 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2060— The Composite Index 2060 is derived by applying the Harbor Target Retirement 2060 Fund’s (the “2060 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2060 match the 2060 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2060 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
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51

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.SAR.TR.0421

ITEM 2 – CODE OF ETHICS
Not applicable.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
Not applicable.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not applicable.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 – INVESTMENTS
(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 13 – EXHIBITS
(a)	A certification for each of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.
(b)	A certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed June 22, 2021 on its behalf by the undersigned, thereunto duly authorized.
HARBOR FUNDS
By: /s/ Charles F. McCain

Charles F. McCain
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Charles F. McCain Charles F. McCain	Chairman, President and Trustee (Principal Executive Officer)	June 22, 2021
By:	/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	June 22, 2021

Exhibit Index
Number	Description
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).